As filed with the Securities and Exchange Commission on July 1, 2005

                                                            File No. 333-_______

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Pre-Effective Amendment No. _______
                       Post-Effective Amendment No. ______

                        (Check appropriate box or boxes)

                          PIONEER AMERICA INCOME TRUST

               (Exact Name of Registrant as Specified in Charter)

                          (617) 742-7825 (Area Code and
                                Telephone Number)

                  60 State Street, Boston, Massachusetts 02109
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                            Dorothy E. Bourassa, Esq.
                       Pioneer Investment Management, Inc.
                                 60 State Street
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

Copies to:  David C. Phelan, Esq.
            Wilmer Cutler Pickering Hale and Dorr LLP
            60 State Street
            Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of the Registrant.

It is proposed that this registration statement will become effective on August 1, 2005, pursuant to Rule 488 under the Securities Act of 1933, as amended.

                           COMBINED PROXY STATEMENT OF
                                  AMSOUTH FUNDS

                            on behalf of its Series:

                           AMSOUTH CAPITAL GROWTH FUND
                             AMSOUTH LARGE CAP FUND
                          AMSOUTH ENHANCED MARKET FUND
                               AMSOUTH VALUE FUND
                              AMSOUTH MID CAP FUND
                             AMSOUTH SMALL CAP FUND
                        AMSOUTH INTERNATIONAL EQUITY FUND
                           AMSOUTH SELECT EQUITY FUND
                              AMSOUTH BALANCED FUND
            AMSOUTH STRATEGIC PORTFOLIOS: AGGRESSIVE GROWTH PORTFOLIO
                 AMSOUTH STRATEGIC PORTFOLIOS: GROWTH PORTFOLIO
            AMSOUTH STRATEGIC PORTFOLIOS: GROWTH AND INCOME PORTFOLIO
       AMSOUTH STRATEGIC PORTFOLIOS: MODERATE GROWTH AND INCOME PORTFOLIO
                         AMSOUTH HIGH QUALITY BOND FUND
                         AMSOUTH FLORIDA TAX-EXEMPT FUND
                    AMSOUTH HIGH QUALITY MUNICIPAL BOND FUND
                        AMSOUTH TENNESSEE TAX-EXEMPT FUND
                         AMSOUTH GOVERNMENT INCOME FUND
                         AMSOUTH LIMITED TERM BOND FUND
                   AMSOUTH TREASURY RESERVE MONEY MARKET FUND
                         AMSOUTH PRIME MONEY MARKET FUND
                      AMSOUTH TAX-EXEMPT MONEY MARKET FUND
            AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND

         (each, an "AmSouth Fund" and collectively, the "AmSouth Funds")

           The address and telephone number of each AmSouth Fund is:
                      3435 Stelzer Road, Columbus, OH 43219
                                 1-800-451-8382

              PROSPECTUS FOR CLASS A, CLASS B AND CLASS Y SHARES OF

                     PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                                  PIONEER FUND
                               PIONEER VALUE FUND
                           PIONEER MID CAP VALUE FUND
                        PIONEER GROWTH OPPORTUNITIES FUND
                     PIONEER INTERNATIONAL CORE EQUITY FUND
                           PIONEER FOCUSED EQUITY FUND
                          PIONEER CLASSIC BALANCED FUND
                   PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND
                     PIONEER IBBOTSON GROWTH ALLOCATION FUND
                    PIONEER IBBOTSON MODERATE ALLOCATION FUND
                                PIONEER BOND FUND
                      PIONEER FLORIDA TAX FREE INCOME FUND
                          PIONEER TAX FREE INCOME FUND
                          PIONEER AMERICA INCOME TRUST
                         PIONEER SHORT TERM INCOME FUND
                           PIONEER CASH RESERVES FUND
                       PIONEER TAX FREE MONEY MARKET FUND

              PROSPECTUS FOR CLASS 1, CLASS 2 AND CLASS 3 SHARES OF

                     PIONEER INSTITUTIONAL MONEY MARKET FUND

         (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:
                  60 State Street, Boston, Massachusetts 02109
                                 1-800-225-6292

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             SCHEDULED FOR [ ], 2005

To the Shareholders of the AmSouth Funds:

     A joint special meeting of shareholders (the "Meeting") for each of the AmSouth Funds will be held at the offices of [ ], [ ], on [ ]at [ ] [a/p].m., local time, to consider the following:

     1. With respect to each AmSouth Fund, a proposal to approve an Agreement and Plan of Reorganization. Under the Agreement and Plan of Reorganization applicable to your AmSouth Fund, it will transfer all of its assets to an investment company or a series thereof (each a "Pioneer Fund") managed by Pioneer Investment Management, Inc. ("Pioneer") in exchange for Class A, B and Y shares of the Pioneer Fund (or, in the case of Pioneer Institutional Money Market Fund, Class 1, 2 and 3 shares). Class A, B and Y shares of the Pioneer Fund will be distributed to each AmSouth Fund's shareholders in proportion to their Class A, B and I share holdings on the reorganization date. In the case of Pioneer Institutional Money Market Fund, Class 1, 2 and 3 shares will be distributed in exchange for Institutional Class 1 shares, Institutional Class 2 shares and Institutional Class 3 shares of AmSouth Institutional Money Market Fund. The Pioneer Fund also will assume your AmSouth Fund's liabilities that are included in the calculation of your AmSouth Fund's net asset value on the closing date at the reorganization. In the case of certain AmSouth Funds, the Pioneer Fund is an existing mutual fund with a substantially similar investment objective and similar investment policies as your AmSouth Fund. In the case of other AmSouth Funds, the Pioneer Fund is a newly organized mutual fund with a substantially similar investment objective and similar investment policies as your AmSouth Fund. Following the reorganization, your AmSouth Fund will then be dissolved. As a result of the reorganization, you will become shareholders of the Pioneer Fund. Your board of trustees recommends that you vote FOR this proposal.

     2.   Any other business that may properly come before the Meeting.

     Shareholders of record as of the close of business on [ ], 2005, are entitled to vote at the Meeting and any related follow-up meetings.

     Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your AmSouth Fund may be required to make additional solicitations.

                                        By order of the Board of Trustees,

                                        [           ]
                                        [Chairman]

[           ], 2005

                           COMBINED PROXY STATEMENT OF
                                  AMSOUTH FUNDS

                            on behalf of its Series:

                           AMSOUTH CAPITAL GROWTH FUND
                             AMSOUTH LARGE CAP FUND
                          AMSOUTH ENHANCED MARKET FUND
                               AMSOUTH VALUE FUND
                              AMSOUTH MID CAP FUND
                             AMSOUTH SMALL CAP FUND
                        AMSOUTH INTERNATIONAL EQUITY FUND
                           AMSOUTH SELECT EQUITY FUND
                              AMSOUTH BALANCED FUND
            AMSOUTH STRATEGIC PORTFOLIOS: AGGRESSIVE GROWTH PORTFOLIO
                 AMSOUTH STRATEGIC PORTFOLIOS: GROWTH PORTFOLIO
            AMSOUTH STRATEGIC PORTFOLIOS: GROWTH AND INCOME PORTFOLIO
       AMSOUTH STRATEGIC PORTFOLIOS: MODERATE GROWTH AND INCOME PORTFOLIO
                         AMSOUTH HIGH QUALITY BOND FUND
                         AMSOUTH FLORIDA TAX-EXEMPT FUND
                    AMSOUTH HIGH QUALITY MUNICIPAL BOND FUND
                        AMSOUTH TENNESSEE TAX-EXEMPT FUND
                         AMSOUTH GOVERNMENT INCOME FUND
                         AMSOUTH LIMITED TERM BOND FUND
                   AMSOUTH TREASURY RESERVE MONEY MARKET FUND
                         AMSOUTH PRIME MONEY MARKET FUND
                      AMSOUTH TAX-EXEMPT MONEY MARKET FUND
            AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND

         (each, an "AmSouth Fund" and collectively, the "AmSouth Funds")

           The address and telephone number of each AmSouth Fund is:
                      3435 Stelzer Road, Columbus, OH 43219
                                 1-800-451-8382

                                   PROSPECTUS

                   FOR CLASS A, CLASS B AND CLASS Y SHARES OF

                     PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                                  PIONEER FUND
                               PIONEER VALUE FUND
                           PIONEER MID CAP VALUE FUND
                        PIONEER GROWTH OPPORTUNITIES FUND
                     PIONEER INTERNATIONAL CORE EQUITY FUND
                           PIONEER FOCUSED EQUITY FUND
                          PIONEER CLASSIC BALANCED FUND
                   PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND
                     PIONEER IBBOTSON GROWTH ALLOCATION FUND
                    PIONEER IBBOTSON MODERATE ALLOCATION FUND
                                PIONEER BOND FUND
                      PIONEER FLORIDA TAX FREE INCOME FUND
                          PIONEER TAX FREE INCOME FUND
                          PIONEER AMERICA INCOME TRUST
                         PIONEER SHORT TERM INCOME FUND
                           PIONEER CASH RESERVES FUND

                       PIONEER TAX FREE MONEY MARKET FUND

                                   PROSPECTUS

                   FOR CLASS 1, CLASS 2 AND CLASS 3 SHARES OF

                     PIONEER INSTITUTIONAL MONEY MARKET FUND

         (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:
                  60 State Street, Boston, Massachusetts 02109
                               and 1-800-225-6292

     Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in any AmSouth Fund or Pioneer Fund (each sometimes referred to herein as a "Fund") is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     This combined proxy statement and prospectus (the "Proxy Statement/Prospectus"), dated [ ], 2005, is being furnished to shareholders of the AmSouth Funds in connection with the solicitation by the board of trustees (the "Board", or the "Trustees") of the AmSouth Funds of proxies to be used at a joint meeting of shareholders of the AmSouth Funds (the "Meeting") to be held at the offices of [ ], [ ], on [ ], 2005 at [ ] [a/p].m., local time. Each AmSouth Fund is a series of AmSouth Funds, an open-end management investment company organized as a Massachusetts business trust. Each Pioneer Fund is an open-end management investment company, or a series thereof, organized as either a Delaware statutory trust or a Massachusetts business trust.

     The Proxy Statement/Prospectus contains information you should know before voting on the approval of a proposed Agreement and Plan of Reorganization (each a "Plan") that provides for the reorganization of each AmSouth Fund into a corresponding Pioneer Fund (each a "Reorganization"). The following table indicates (a) the corresponding Pioneer Fund shares that each AmSouth Fund shareholder would receive if each Plan is approved, (b) which AmSouth Fund shareholders may vote on which proposals and on what page of this Proxy Statement/Prospectus the discussion regarding each proposal begins. On each proposal, all shareholders of an AmSouth Fund, regardless of the class of shares held, will vote together as a single class. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your AmSouth Fund's Reorganization.

     The Proxy Statement/Prospectus sets forth the information about the Pioneer Fund that a prospective investor ought to know before investing and should be retained for future reference. Additional information about each Pioneer Fund has been filed with the SEC and is available upon oral or written request and without charge. See "Where to Get More Information."

------------------------------------------------------------------------------------------------------------------------------
                        AmSouth Fund              Pioneer Fund            Shareholders Entitled to Vote           Page
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(a)           AmSouth Capital Growth    Pioneer Oak Ridge       AmSouth Capital Growth Fund
                        Fund                      Large Cap Growth Fund   shareholders
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(b)           AmSouth Large Cap Fund    Pioneer Oak Ridge       AmSouth Large Cap Fund shareholders
                                                  Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                        AmSouth Fund              Pioneer Fund            Shareholders Entitled to Vote           Page
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(c)           AmSouth Enhanced Market   Pioneer Fund            AmSouth Enhanced Market Fund
                        Fund                                              shareholders
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(d)           AmSouth Value Fund        Pioneer Value Fund      AmSouth Value Fund shareholders
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(e)           AmSouth Mid Cap Fund      Pioneer Mid Cap Value   AmSouth Mid Cap Fund shareholders
                                                  Fund
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(f)           AmSouth Small Cap Fund    Pioneer Growth          AmSouth Small Cap Fund shareholders
                                                  Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(g)           AmSouth International     Pioneer International   AmSouth International Equity Fund
                        Equity Fund               Core Equity Fund        shareholders
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(h)           AmSouth Select Equity     Pioneer Focused         AmSouth Select Equity Fund
                        Fund                      Equity Fund             shareholders
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(i)           AmSouth Balanced Fund     Pioneer Classic         AmSouth Balanced Fund shareholders
                                                  Balanced Fund
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(j)           AmSouth Strategic         Pioneer Ibbotson        AmSouth Strategic Aggressive Growth
                        Portfolios: Aggressive    Aggressive Allocation   Portfolio shareholders
                        Growth Portfolio          Fund
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(k)           AmSouth Strategic         Pioneer Ibbotson        AmSouth Strategic Growth Portfolio
                        Portfolios: Growth        Growth Allocation Fund  shareholders
                        Portfolio
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(l)           AmSouth Strategic         Pioneer Ibbotson        AmSouth Strategic Growth and Income
                        Portfolios: Growth and    Moderate Allocation     Portfolio shareholders
                        Income Portfolio          Fund
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(m)           AmSouth Strategic         Pioneer Ibbotson        AmSouth Strategic Moderate Growth &
                        Portfolios: Moderate      Moderate Allocation     Income Portfolio shareholders
                        Growth & Income           Fund
                        Portfolio
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(n)           AmSouth High Quality      Pioneer Bond Fund       AmSouth High Quality Bond Fund
                        Bond Fund                                         shareholders
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(o)           AmSouth Florida           Pioneer Florida Tax     AmSouth Florida Tax-Exempt Fund
                        Tax-Exempt Fund           Free Income Fund        shareholders
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(p)           AmSouth High Quality      Pioneer Tax Free        AmSouth High Quality Municipal Bond
                        Municipal Bond Fund       Income Fund             Fund shareholders
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(q)           AmSouth Tennessee         Pioneer Tax Free        AmSouth Tennessee Tax-Exempt Fund
                        Tax-Exempt Fund           Income Fund             shareholders
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(r)           AmSouth Government        Pioneer America         AmSouth Government Income Fund
                        Income Fund               Income Trust            shareholders
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                        AmSouth Fund              Pioneer Fund            Shareholders Entitled to Vote           Page
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(s)           AmSouth Limited Term      Pioneer Short Term      AmSouth Limited Term Bond Fund
                        Bond Fund                 Income Fund             shareholders
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(t)           AmSouth Treasury          Pioneer Cash Reserves   AmSouth Treasury Reserve Money Market
                        Reserve Money Market      Fund                    Fund shareholders
                        Fund
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(u)           AmSouth Prime Money       Pioneer Cash Reserves   AmSouth Prime Money Market Fund
                        Market Fund               Fund                    shareholders
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(v)           AmSouth Tax-Exempt        Pioneer Tax Free        AmSouth Tax-Exempt Money Market Fund
                        Money Market Fund         Money Market Fund       shareholders
------------------------------------------------------------------------------------------------------------------------------
PROPOSAL 1(w)           AmSouth Institutional     Pioneer Institutional   AmSouth Institutional Prime
                        Prime Obligations Money   Money Market Fund       Obligations Money Market Fund
                        Market Fund                                       shareholders
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
------------------------------------------------------------------------------------------------------------------------------
The AmSouth Funds' prospectus dated December 1, 2004, as         Available to you free of charge by calling 1-800-451-8382.
supplemented January 12, 2005, April 26, 2005, June 1, 2005      Each prospectus is also on file with the SEC.
and June 27, 2005.

The AmSouth Funds' statement of additional information dated     Available to you free of charge by calling 1-800-451-8382.
December 1, 2004, as supplemented March 22, 2005.                Each statement of additional information is also on file
                                                                 with the SEC.

The AmSouth Funds' annual report dated July 31, 2004 and         Available to you free of charge by calling 1-800-451-8382.
semiannual report dated January 31, 2005.                        Also on file with the SEC.  See "Available Information."
------------------------------------------------------------------------------------------------------------------------------
Each Pioneer Funds' current prospectus and each Pioneer Fund's   Available to you free of charge by calling 1-800-225-6292.
most recent annual and semiannual reports and supplements (as    These prospectuses and reports are also on file with the
they apply) to shareholders.                                     SEC.
------------------------------------------------------------------------------------------------------------------------------
A statement of additional information for this joint Proxy       Available to you free of charge by calling 1-800-225-6292.
Statement/Prospectus (the "SAI"), dated [      ], 2005.  It      Also on file with the SEC.  This SAI is incorporated by
contains additional information about your AmSouth Funds and     reference into this Proxy Statement/Prospectus.
the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------
To ask questions about this Proxy Statement/Prospectus.          Call your AmSouth Fund's toll-free telephone number:
                                                                 1-800-451-8382.
------------------------------------------------------------------------------------------------------------------------------

Background to the Reorganizations

     AmSouth Asset Management Inc. ("AAMI") is investment adviser to the AmSouth Funds and a wholly-owned subsidiary of AmSouth Bank, which in turn is wholly owned by AmSouth Bancorporation. AmSouth Bank and AAMI have determined that engaging in the business of investment adviser to the AmSouth Funds is not a core business that AAMI intends to continue. After investigating and discussing several alternatives for ongoing investment management of the AmSouth Funds with the Trustees, AmSouth Bank and AAMI conducted a search for a buyer for AAMI's fund management business.

Ultimately, AmSouth Bank and AAMI decided to recommend to the Board that the AmSouth Funds be reorganized into similar mutual funds managed by Pioneer Investment Management, Inc. ("Pioneer").

     The Board met twice in May 2005 and again in June 2005. At these meetings, your Trustees received and evaluated materials regarding Pioneer and the Pioneer Funds, including the performance record and expense structure of each of the Pioneer Funds, the impact of the proposed Reorganizations on the AmSouth Funds' shareholders, and the quality of the services offered by Pioneer. The Trustees also considered other alternatives for the ongoing management of AmSouth Funds. At a meeting on May 18, 2005, the Trustees met with representatives of Pioneer. In addition to these general factors, the Trustees also considered the factors discussed below in the context of each Reorganization. At the May 18, 2005 meeting, all of the Trustees who are not interested persons of AAMI (the "Independent Trustees") met separately in executive session with counsel to the Independent Trustees and requested and received such information from AAMI and Pioneer as they determined to be necessary and appropriate to evaluate the proposed Reorganizations. On June 23, 2005, the Board, including all of the Independent Trustees, unanimously voted to approve each of the Reorganizations. In approving the Reorganizations, the Board determined that the Reorganizations were in the best interests of the AmSouth Funds' shareholders and the interests of existing AmSouth Funds' shareholders will not be diluted as a result of the Reorganizations.

     Pioneer believes that it can offer capable management and favorable long-term investment performance to the AmSouth Funds' shareholders. The Reorganizations will, by combining the assets of two mutual funds and by increasing distribution capabilities, offer the potential for increased economies of scale. Increased economies of scale have the potential of benefiting the shareholders of your AmSouth Funds and the Pioneer Funds by spreading fixed costs over a larger asset base and reducing expenses on a per share basis. There can be no assurance that such economies of scale will be realized.

Why the Trustees Are Recommending the Reorganizations

     The Trustees believe that reorganizing your AmSouth Fund into a portfolio with a substantially similar investment objective and similar investment policies that is part of the Pioneer family of funds offers you potential benefits. These potential benefits and considerations include:

     o AmSouth Bank and AAMI have determined that engaging in the business of investment adviser to the AmSouth Funds is not a core business that AAMI intends to continue. Therefore, a change in your AmSouth Fund's investment adviser is necessary. In the absence of the Reorganization, such change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing the fund size and increasing fund expense ratios;

     o    The track record of Pioneer in managing the Pioneer Funds;

     o    The transaction will qualify as a tax free reorganization under
          Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and there fore will not be treated as a taxable sale of your AmSouth shares;

     o In the case of certain AmSouth Funds, the potential for lower management fees and total expenses;

     o The resources of Pioneer, including its infrastructure in shareholder services; and

     o The opportunity to be part of a significantly larger family of funds, with additional product offerings and enhanced shareholder servicing options, and a stronger compliance structure.

     For further information, please see the individual descriptions of the proposals contained in this Proxy Statement/Prospectus.

How Each Reorganization Will Work

     o AmSouth Fund shareholder-directed exchanges and purchases made by check, [ACH], or wire will be accepted up until [ ] [a/p].m. ([ ]
          Time) on [ ]day, [ ], 2005. Exchange and purchase requests received after this deadline will be rejected and returned. Purchase and exchange requests made by AmSouth Fund shareholders through financial institutions or advisers must be made earlier to ensure the trade can be processed within this deadline. Financial institutions and advisers that trade electronically (NSCC) with the AmSouth Funds can place exchange and purchase requests up until [ ] [a/p].m. ([ ] Time) on [ ]day, [ ], 2005. Exchanges and purchases received after this deadline will be rejected and returned. The AmSouth Funds will not process purchases made via automatic investment method (AIM) after [ ], 2005. Dividend/capital gain reinvestment and established systematic exchanges will continue through [ ], 2005.

     o Each AmSouth Fund will transfer all of its assets to a corresponding Pioneer Fund. Each Pioneer Fund will assume the corresponding AmSouth Fund's liabilities that are included in the calculation of such AmSouth Fund's net asset value on the day on which each Reorganization closes (the "Closing Date"). Liabilities of each Fund to its shareholders not assumed by a corresponding Pioneer Fund will be assumed by AmSouth Bancorporation.

     o Each Pioneer Fund will issue Class A, B and Y shares to the corresponding AmSouth Fund in amounts equal to the aggregate net asset value of that AmSouth Fund's Class A, B and I shares. Shareholders of your AmSouth Fund will receive Class A, B and Y shares of the corresponding Pioneer Fund. These shares will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the Closing Date. On the Closing Date, each shareholder will hold shares of the Pioneer Fund with the same aggregate net asset value as the shares of the AmSouth Fund that the shareholder held immediately prior to the Reorganization.

     o    Each AmSouth Fund will be dissolved after the Closing Date.

     o    Pioneer acts as investment adviser to each Pioneer Fund.

     o The Reorganizations are intended to result in no income, gain or loss being recognized for federal income tax purposes to any of the Pioneer Funds, the AmSouth Funds or the shareholders of the AmSouth Funds.

     o In recommending each of the Reorganizations, the Trustees of your AmSouth Fund have determined that the Reorganization is in the best interest of your AmSouth Fund and will not dilute the interests of shareholders of your AmSouth Fund. The Trustees have made that determination on the basis of the factors listed above and discussed in more detail under each proposal. A reorganization might not be in the best interest of the shareholders of a mutual fund if the surviving fund had higher expenses, less experienced management or the adviser did not have adequate resources to manage the affairs of the mutual fund.

     o If the Reorganizations are approved, the AmSouth Funds will file with the SEC an application for deregistration on Form N-8F under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will cease to exist as an investment company when such application is approved.

Who Is Pioneer

     Pioneer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and acts as investment adviser to mutual funds and institutional accounts. Pioneer or its predecessors have been managing mutual funds since 1928 and at December 31, 2004 had, together with its affiliates, over $42 billion in assets under management. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., an Italian Bank.

     In addition to the Class A, B and Y shares to be issued in the Reorganization, each Pioneer Fund also offers Class C shares (subject to a contingent deferred sales charge and a Rule 12b-1 Plan). In addition, most of the Pioneer Funds also offer Class R shares (which are offered only to certain retirement plans).

Who Bears the Expenses Associated with the Reorganizations

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the AmSouth Funds' proxy statements and solicitation costs incurred by the AmSouth Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of the AmSouth Funds in connection with the Reorganizations.

Will Pioneer and AmSouth Bancorporation Benefit from the Reorganizations

     Pioneer will benefit from managing a larger pool of assets. Pioneer is also acquiring certain assets associated with AAMI's fund management business and the benefits of certain restrictive covenants on AAMI's and AmSouth Bancorporation's activities. In consideration for the acquisition of these assets, the opportunity to manage additional assets and covenants from AmSouth Bancorporation and AAMI, including their assistance in facilitating the Reorganizations, noncompetition covenants and their obligation to indemnify Pioneer against certain liabilities, Pioneer has agreed to pay AAMI $65 million. This amount is subject to partial repayment in the event that the assets attributable to the AmSouth Funds are redeemed (subject to certain conditions, including threshold amounts) from the Pioneer Funds within four years after the closing of the Reorganization.

     Pioneer will also agree to provide an affiliate of AAMI with ongoing servicing payments with respect to the Class Y shares issued in the Reorganizations. This additional compensation will be equal on an annual basis to 0.10% of the average daily net assets attributable to the Class Y shares held by former AmSouth Funds' shareholders. This payment would be made by Pioneer and not the Pioneer Funds. No additional compensation would be paid with respect to Class A or Class B shares; however, if an affiliate of AAMI is the broker of record, that affiliate would receive the trail commissions under the Class A and Class B Rule 12 b-1 Plans.

What Happens if a Reorganization Is Not Approved

     If the required approval of shareholders is not obtained, the Meeting may be adjourned as more fully described in this Proxy Statement/Prospectus, your AmSouth Fund will continue to engage in business as a separate mutual fund and the Board will consider what further action may be appropriate.

Who Is Eligible to Vote

     Shareholders of record on [ ], 2005 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. On each proposal, all shareholders of an AmSouth Fund, regardless of the class of shares held, will vote together as a singe class. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
INTRODUCTION..............................................................................
PROPOSAL 1(a) -- AMSOUTH CAPITAL GROWTH FUND..............................................
PROPOSAL 1(b) -- AMSOUTH LARGE CAP FUND...................................................
PROPOSAL 1(c) -- AMSOUTH ENHANCED MARKET FUND.............................................
PROPOSAL 1(d) -- AMSOUTH VALUE FUND.......................................................
PROPOSAL 1(e) -- AMSOUTH MID CAP FUND.....................................................
PROPOSAL 1(f) -- AMSOUTH SMALL CAP FUND...................................................
PROPOSAL 1(g) -- AMSOUTH INTERNATIONAL EQUITY FUND........................................
PROPOSAL 1(h) -- AMSOUTH SELECT EQUITY FUND...............................................
PROPOSAL 1(i) -- AMSOUTH BALANCED FUND....................................................
PROPOSAL 1(j) -- AMSOUTH STRATEGIC PORTFOLIOS: AGGRESSIVE GROWTH PORTFOLIO................
PROPOSAL 1(k) -- AMSOUTH STRATEGIC PORTFOLIOS: GROWTH PORTFOLIO...........................
PROPOSAL 1(l) -- AMSOUTH STRATEGIC PORTFOLIOS: GROWTH AND INCOME PORTFOLIO................
PROPOSAL 1(m) -- AMSOUTH STRATEGIC PORTFOLIOS: MODERATE GROWTH AND INCOME PORTFOLIO.......
PROPOSAL 1(n) -- AMSOUTH HIGH QUALITY BOND FUND...........................................
PROPOSAL 1(o) -- AMSOUTH FLORIDA TAX-EXEMPT FUND..........................................
PROPOSAL 1(p) -- AMSOUTH HIGH QUALITY MUNICIPAL BOND FUND.................................
PROPOSAL 1(q) -- AMSOUTH TENNESSEE TAX-EXEMPT FUND........................................
PROPOSAL 1(r) -- AMSOUTH GOVERNMENT INCOME FUND...........................................
PROPOSAL 1(s) -- AMSOUTH LIMITED TERM BOND FUND...........................................
PROPOSAL 1(t) -- AMSOUTH TREASURY RESERVE MONEY MARKET FUND...............................
PROPOSAL 1(u) -- AMSOUTH PRIME MONEY MARKET FUND..........................................
PROPOSAL 1(v) -- AMSOUTH TAX-EXEMPT MONEY MARKET FUND.....................................
PROPOSAL 1(w) -- AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND................
TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION........................................
TAX STATUS OF EACH REORGANIZATION.........................................................
AGREEMENT WITH PIONEER....................................................................
VOTING RIGHTS AND REQUIRED VOTE...........................................................
COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST...................
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS............................................
FINANCIAL HIGHLIGHTS......................................................................
INFORMATION CONCERNING THE MEETING........................................................
OWNERSHIP OF SHARES OF THE FUNDS..........................................................
EXPERTS...................................................................................
AVAILABLE INFORMATION.....................................................................
EXHIBIT A-1 -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION
(C/D REORGANIZATIONS).....................................................................A-1
EXHIBIT A-2 -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION
(F REORGANIZATIONS).......................................................................A-24
EXHIBIT B -- ADDITIONAL INFORMATION ABOUT PIONEER.........................................B-1
EXHIBIT C -- PORTFOLIO MANAGER'S DISCUSSION OF PERFORMANCE................................C-1

                         AmSouth Capital Growth Fund and
                     Pioneer Oak Ridge Large Cap Growth Fund

                                  PROPOSAL 1(a)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

     Each Fund invests primarily in equity securities of large capitalization issuers and, consequently, the Funds have similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

Comparison of AmSouth Capital Growth Fund to Pioneer Oak Ridge Large Cap Growth
                                      Fund

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Capital Growth Fund                      Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Business                     A non-diversified series of AmSouth Funds, an    A diversified series of Pioneer Series Trust
                             open-end management investment company           I, an open-end management investment company
                             organized as a Massachusetts business trust.     organized as a Delaware statutory trust.

------------------------------------------------------------------------------------------------------------------------------
Net assets as of March 31,   $251.35 million                                  $157.9 million
2005
------------------------------------------------------------------------------------------------------------------------------
Investment advisers and      Investment Adviser:                              Investment Adviser:
portfolio managers           AAMI                                             Pioneer

                             Portfolio Manager:                               Investment Subadviser:
                             Day-to-day management of AmSouth Capital         Oak Ridge Investments, LLC ("Oak Ridge")
                             Growth Fund's portfolio is the responsibility
                             of John Mark McKenzie (since 2004), who has      Portfolio Managers:
                             been involved in investment management since     Day-to-day management of the Fund's portfolio
                             1981, with portfolio management expertise in     is the responsibility of David M. Klaskin
                             both equity and fixed income securities. Mr.     (lead manager), Chairman (since 1998),
                             McKenzie co-managed the AmSouth Government       Treasurer and Chief Investment Officer (since
                             Income Fund from 1999 to 2002 and managed it     1989) of Oak Ridge, and Robert G. McVicker,
                             from 2003 to 2004. Mr. McKenzie has been         Portfolio Manager and Director of Research at
                             associated with the Trust Investment             Oak Ridge (since 1989).
                             Department of AmSouth Bank, and banks acquired
                             by AmSouth Bank, since 1984 and joined AAMI in
                             2003.

                             Mr. McKenzie is Senior Vice President of
                             AmSouth Bank and AAMI.

------------------------------------------------------------------------------------------------------------------------------
Investment objective         AmSouth Capital Growth Fund seeks to provide     Pioneer Oak Ridge Large Cap Growth Fund seeks
                             investors with capital growth.                   capital appreciation.

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Capital Growth Fund                      Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Primary investments          AmSouth Capital Growth Fund invests at least     Normally, Pioneer Oak Ridge Large Cap Growth
                             65% of its total assets in equity securities.    Fund invests at least 80% of its net assets
                             The Fund invests primarily in equity             (plus the amount of borrowings, if any, for
                             securities of U.S. companies with market         investment purposes) in equity securities of
                             capitalizations of at least $1 billion that      large capitalization U.S. companies. Large
                             AAMI believes offer opportunities for capital    capitalization companies have market
                             appreciation and growth of earnings. The Fund    capitalizations at the time of acquisition of
                             also may invest in medium-sized companies.       $3 billion or more. The Fund anticipates that
                                                                              the average weighted market capitalization of
                                                                              the companies in the Fund's portfolio will be
                                                                              significantly higher than $3 billion.

                                                                              The equity securities in which Pioneer Oak
                                                                              Ridge Large Cap Growth Fund principally
                                                                              invests are common stocks, preferred stocks,
                                                                              depositary receipts and convertible debt, but
                                                                              the Fund may invest in other types of equity
                                                                              securities to a lesser extent, such as
                                                                              warrants and rights.

------------------------------------------------------------------------------------------------------------------------------
Investment strategies        In choosing stocks for AmSouth Capital Growth    Pioneer Oak Ridge Large Cap Growth Fund uses a
                             Fund, AAMI first identifies industries that it   "growth" style of management and seeks to
                             believes will expand over the next few years     invest in issuers with above average potential
                             or longer. AAMI then uses fundamental analysis   for earnings growth. Pioneer has engaged Oak
                             of company financial statements to find large    Ridge to act as the Fund's subadviser under
                             U.S. companies within these industries that      Pioneer's supervision. When making purchase
                             offer the prospect of solid earnings growth.     decisions for the Fund, the subadviser uses a
                             AAMI also may consider other factors in          disciplined approach that involves three
                             selecting investments for the Fund, including    primary components:
                             the development of new or improved products or           o Research:  The subadviser analyzes
                             services, opportunities for greater market       research on potential investments from a wide
                             share, more effective management or other        variety of sources, including internally
                             signs that the company will have greater than    generated analysis and research provided by
                             average earnings growth and capital              institutions and the brokerage community. The
                             appreciation.                                    subadviser seeks to supplement this analysis
                                                                              with information derived from business and
                                                                              trade publications, filings with the SEC,
                                                                              corporate contacts, industry conferences and
                                                                              discussions with company management.
                                                                                      o Fundamentals: Once a potential
                                                                              investment is identified, the subadviser
                                                                              considers whether the issuer possesses certain
                                                                              attributes that the subadviser believes a
                                                                              "buy" candidate should possess relating to,
                                                                              among other things, (i) growth of sales and
                                                                              earnings, (ii) earnings power, trends and
                                                                              predictability, (iii) quality of management,
                                                                              (iv) competitive position of products and/or
                                                                              services, (v) fundamentals of the industry in
                                                                              which the company operates and (vi) the
                                                                              ability to benefit from economic and political
                                                                              trends affecting the company.
                                                                                      o Valuation: Finally, the subadviser
                                                                              values companies by considering price-to-sales
                                                                              ratios and price-to-earnings ratios within a
                                                                              peer group.

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Capital Growth Fund                      Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Other investments            AmSouth Capital Growth Fund may invest in debt   The Fund may invest up to 20% of its total
                             securities of domestic and foreign issuers       assets in equity and debt securities of
                             when AAMI believes that such securities offer    non-U.S. corporate issuers and debt securities
                             opportunities for capital growth. The Fund may   of non-U.S. government issuers.
                             invest up to 10% of its total assets in
                             foreign securities which are not publicly        The Fund will not invest more than 5% of its
                             traded in the United States.                     total assets in the securities of emerging
                                                                              markets issuers.

                             At least 65% of the Fund's total assets
                             invested in debt securities must consist of debt securities which are rated no lower than investment grade (Baa/BBB) by a credit rating agency, or, if unrated, deemed to be of comparable quality by AAMI. The remainder of such assets may be invested in debt securities which are rated no lower than Ba by Moody's Investors Service, Inc. and BB by
                             Standard & Poor's Ratings Group ("S&P") or
                             Fitch, Inc. or, if unrated, deemed to be of comparable quality by AAMI.

------------------------------------------------------------------------------------------------------------------------------
Temporary defensive          When AAMI determines adverse market conditions   Pioneer Oak Ridge Large Cap Growth Fund
strategies                   exist, AmSouth Capital Growth Fund may invest    may invest all or part of its assets in
                             entirely in cash positions, directly in U.S.     securities with remaining maturities of less
                             Government securities and short-term paper,      than one year, cash equivalents or may hold
                             such as bankers' acceptances.                    cash.

------------------------------------------------------------------------------------------------------------------------------
Diversification              AmSouth Capital Growth Fund is non-diversified   Pioneer Oak Ridge Large Cap Growth Fund is
                             for the purpose of the Investment Company Act    diversified for the purpose of the Investment
                             and, therefore, may concentrate its              Company Act and is subject to diversification
                             investments in a limited number of issuers.      requirements under the Internal Revenue Code
                                                                              of 1986, as amended (the "Code").

------------------------------------------------------------------------------------------------------------------------------
Industry concentration       AmSouth Capital Growth Fund may not purchase     Pioneer Oak Ridge Large Cap Growth Fund may
                             any securities which would cause more than 25%   not invest more than 25% of its assets in any
                             of the value of the Fund's total assets at the   one industry.
                             time of purchase to be invested in securities
                             of one or more issuers conducting their
                             principal business activities in the same
                             industry, provided that (a) there is no
                             limitation with respect to obligations issued
                             or guaranteed by the U.S. government or its
                             agencies or instrumentalities, and repurchase
                             agreements secured by obligations of the U.S.
                             government or its agencies or instrumentalities;
                             (b) wholly owned finance companies will be
                             considered to be in the industries of their
                             parents if their activities are primarily
                             related to financing the activities of their
                             parents; and (c) utilities will be divided
                             according to their services. For example, gas,
                             gas transmission, electric and gas, electric,
                             and telephone will each be considered a
                             separate industry.

                             There is no limitation with respect to
                             municipal securities, which, for purposes of this limitation only, do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user.

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Capital Growth Fund                      Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid      AmSouth Capital Growth Fund may not invest       Pioneer Oak Ridge Large Cap Growth Fund may
securities                   more than 15% of its net assets in securities    not invest more than 15% of its net assets in
                             that are restricted as to resale, or for which   securities that are illiquid and other
                             no readily available market exists, including    securities that are not readily marketable.
                             repurchase agreements providing for settlement   Repurchase agreements maturing in more than
                             more than seven days after notice.               seven days will be included for purposes of
                                                                              the foregoing limit.

------------------------------------------------------------------------------------------------------------------------------
Borrowing                    AmSouth Capital Growth Fund may not borrow       Pioneer Oak Ridge Large Cap Growth Fund may
                             money or issue senior securities, except that    not borrow money, except the Fund may: (a)
                             the Fund may borrow from banks or enter into     borrow from banks or through reverse
                             reverse repurchase agreements for temporary      repurchase agreements in an amount up to 33
                             emergency purposes in amounts up to 33 1/3% of   1/3% of the Fund's total assets (including the
                             the value of its total assets at the time of     amount borrowed); (b) to the extent permitted
                             such borrowing. The Fund will not purchase       by applicable law, borrow up to an additional
                             securities while borrowings (including reverse   5% of the Fund's assets for temporary
                             repurchase agreements) in excess of 5% of its    purposes; (c) obtain such short-term credits
                             total assets are outstanding.  In addition,      as are necessary for the clearance of
                             the Fund is permitted to participate in a        portfolio transactions; (d) purchase
                             credit facility whereby the Fund may directly    securities on margin to the extent permitted
                             lend to and borrow money from other AmSouth      by applicable law; and (e) engage in
                             funds for temporary purposes, provided that      transactions in mortgage dollar rolls that are
                             the loans are made in accordance with an order   accounted for as financings.
                             of exemption from the SEC and any conditions
                             thereto.

------------------------------------------------------------------------------------------------------------------------------
Lending                      AmSouth Capital Growth Fund may not make         Pioneer Oak Ridge Large Cap Growth Fund may
                             loans, except that the Fund may purchase or      not make loans, except that the Fund may (i)
                             hold debt instruments in accordance with its     lend portfolio securities in accordance with
                             investment objective and policies, lend Fund     the Fund's investment policies, (ii) enter
                             securities in accordance with its investment     into repurchase agreements, (iii) purchase all
                             objective and policies and enter into            or a portion of an issue of publicly
                             repurchase agreements. In addition, the Fund     distributed debt securities, bank loan
                             is permitted to participate in a credit          participation interests, bank certificates of
                             facility whereby the Fund may directly lend to   deposit, bankers' acceptances, debentures or
                             and borrow money from other AmSouth Funds for    other securities, whether or not the purchase
                             temporary purposes, provided that the loans      is made upon the original issuance of the
                             are made in accordance with an order of          securities, (iv) participate in a credit
                             exemption from the SEC and any conditions        facility whereby the Fund may directly lend to
                             thereto.                                         and borrow money from other affiliated funds
                                                                              to the extent permitted under the Investment
                                                                              Company Act or an exemption therefrom, and (v)
                                                                              make loans in any other manner consistent with
                                                                              applicable law, as amended and interpreted or
                                                                              modified from time to time by any regulatory
                                                                              authority having jurisdiction.

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Capital Growth Fund                      Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Derivative instruments       AmSouth Capital Growth Fund may invest in        Pioneer Oak Ridge Large Cap Growth Fund may
                             futures contracts and options thereon            use futures and options on securities, indices
                             (interest rate futures contracts or index        and currencies, forward currency exchange
                             futures contracts, as applicable) to commit      contracts and other derivatives.  The Fund
                             funds awaiting investment, to maintain cash      does not use derivatives as a primary
                             liquidity or for other hedging purposes. The     investment technique and generally limits
                             value of the Fund's contracts may equal or       their use to hedging.  However, the Fund may
                             exceed 100% of the Fund's total assets,          use derivatives for a variety of non-principal
                             although the Fund will not purchase or sell a    purposes, including:
                             futures contract unless immediately afterwards
                             the aggregate amount of margin deposits on its       o    As a hedge against adverse changes in
                             existing futures positions plus the amount of             stock market prices, interest rates
                             premiums paid for related futures options                 or currency exchange rates
                             entered into for other than bona fide hedging        o    As a substitute for purchasing or
                             purposes is 5% or less of its net assets.                 selling securities
                                                                                  o    To increase the Fund's return as a
                             The Fund also may write covered put options in            non-hedging strategy that may be
                             respect of specific securities in which the               considered speculative
                             Fund may invest and write covered call and put
                             option contracts.  The size of the premiums
                             that the Fund may receive may be adversely
                             affected as new or existing institutions,
                             including other investment companies, engage
                             in or increase their option-writing activities.

------------------------------------------------------------------------------------------------------------------------------
Short-term trading           AmSouth Capital Growth Fund may engage in the    Pioneer Oak Ridge Large Cap Growth Fund does
                             technique of short-term trading. Such trading    not usually trade for short-term profits.  The
                             involves the selling of securities held for a    Fund will sell an investment, however, even if
                             short-time, ranging from several months to       it has only been held for a short time, if it
                             less than a day. The object of such short-term   no longer meets the Fund's investment criteria.
                             trading is to increase the potential for
                             capital appreciation and/or income of the Fund
                             in order to take advantage of what AAMI
                             believes are changes in market, industry or
                             individual company outlook.

------------------------------------------------------------------------------------------------------------------------------
Other investment policies    As described above, the Funds have substantially similar principal investment strategies and
and restrictions             policies. Certain of the non-principal investment policies and restrictions are different.
                             For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

------------------------------------------------------------------------------------------------------------------------------
                                                          Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------
Class A sales charges and    Class A shares are offered with an initial       Class A shares are offered with an initial
Rule 12b-1 fees              sales charge of up to 5.50% of the offering      sales charge of up to 5.75% of the offering
                             price, which is reduced depending upon the       price, which is reduced or waived for large
                             amount invested or, in certain circumstances,    purchases and certain types of investors. At
                             waived. Class A shares bought as part of an      the time of your purchase, your investment
                             investment of $1 million or more are not         firm may receive a commission from Pioneer
                             subject to an initial sales charge, but may be   Funds Distributor, Inc. ("PFD"), the Fund's
                             charged a contingent deferred sales charge       distributor, of up to 5% declining as the size
                             ("CDSC") of 1.00% if sold within one year of     of your investment increases.
                             purchase.
                                                                              There is no CDSC, except in certain Class A
                             Class A shares pay a shareholder servicing fee   circumstances when the initial sales charge is
                             (non 12b-1) of up to 0.25% of average daily      waived.
                             net assets.
                                                                              Class A shares are subject to distribution and
                                                                              service (12b-1) fees of up to 0.25% of average
                                                                              daily net assets.

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Capital Growth Fund                      Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Class B sales charges and    Class B shares are offered without an initial    Class B shares are offered without an initial
Rule 12b-1 fees              sales charge, but are subject to a CDSC of up    sales charge, but are subject to a CDSC of up
                             to 5%. For Class B shares purchased prior to     to 4% if you sell your shares. The charge is
                             the combination of AmSouth Funds with ISG        reduced over time and is not charged after
                             Funds, the CDSC on such Class B shares held      five years. Your investment firm may receive a
                             continuously declines over six years, starting   commission from PFD, the Fund's distributor,
                             with year one and ending in year seven from:     at the time of your purchase of up to 4%.
                             4%, 3%, 3%, 2%, 2%, 1%. For all other Class B
                             shares held continuously, the CDSC declines      Class B shares are subject to distribution and
                             over six years, starting with year one and       service (12b-1) fees of up to 1% of average
                             ending in year seven from: 5%, 4%, 3%, 3%, 2%,   daily net assets.
                             1%. Eight years after purchase (seven years in
                             the case of shares acquired in the ISG           Maximum purchase of Class B shares in a single
                             combination), Class B shares automatically       transaction is $49,999.
                             convert to Class A shares.
                                                                              Class B shares acquired through the
                             Class B shares pay a shareholder servicing fee   Reorganization will be subject to the CDSC and
                             (non 12b-1) of up to 0.25% of average daily      commission schedules applicable to the
                             net assets and a distribution (12b-1) fee of     original purchase.
                             0.75% of average daily net assets.

                             Maximum investment for all Class B purchases by a shareholder for the Fund's shares is $99,999.

------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y sales    AmSouth Capital Growth Fund does not impose      The Fund does not impose any initial,
charges and Rule 12b-1 fees  any initial or CDSC on Class I shares.           contingent deferred or asset based sales
                                                                              charge on Class Y shares.
                             The Fund may impose a shareholder servicing
                             fee (non 12b-1) of up to 0.15% of average        The distributor incurs the expenses of
                             daily net assets.                                distributing the Fund's Class Y shares, none
                                                                              of which are reimbursed by the Fund or the
                                                                              Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------
Management                   AmSouth Capital Growth Fund pays an advisory     Pioneer Oak Ridge Large Cap Growth Fund pays
and other fees               fee on a monthly basis at an annual rate of      Pioneer an annual fee equal to 0.75% of the
                             0.80% of the Fund's average daily net assets.    Fund's average daily net assets up to $1
                                                                              billion and 0.70% on assets over $1 billion.
                             ASO Services Company, Inc. ("ASO") serves as
                             administrator and fund accounting agent for      The fee is computed daily and paid monthly.
                             the Fund.  The Fund pays ASO an administrative   During its most recent fiscal year, the Fund
                             services fee of 0.15% of the Fund's average      paid an advisory fee at an average rate of
                             daily net assets.                                0.75% of average daily net assets.

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Capital Growth Fund                      Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------
                             Other expenses of the Fund are being limited     In addition, the Fund reimburses Pioneer for
                             to 0.49% for Class A shares, 0.49% for Class B   certain fund accounting and legal expenses
                             shares and 0.34% for Class I shares. Any fee     incurred on behalf of the Fund and pays a
                             waiver or expense reimbursement arrangement is   separate shareholder servicing/transfer agency
                             voluntary and may be discontinued at any time.   fee to PIMSS, an affiliate of Pioneer.

                             For the fiscal year ended July 31, 2004, the     Pioneer has contractually agreed to limit
                             Fund's annual operating expenses for Class A     ordinary operating expenses to the extent
                             shares, after giving effect to the expense       required to reduce fund expenses to 1.30% and
                             limitation were 1.29%, and without giving        2.10% of the average daily net assets
                             effect to the expense limitation, were 1.31%     attributable to Class A and Class B shares,
                             of average daily net assets.                     respectively. These expense limitations are in
                                                                              effect through April 1, 2008 for Class A
                             For the fiscal year ended July 31, 2004, the     shares and through April 1, 2007 for Class B
                             Fund's annual operating expenses for Class B     shares.
                             shares, after giving effect to the expense
                             limitation were 2.04%, and without giving        For the fiscal year ended November 30, 2004,
                             effect to the expense limitation, were 2.06%     the Fund's total annual operating expenses for
                             of average daily net assets.                     Class A shares, after giving effect to the
                                                                              expense limitation, were 1.30%, and without
                             For the fiscal year ended July 31, 2004, the     giving effect to the expense limitation were
                             Fund's annual operating expenses for Class I     2.42% of average daily net assets.
                             shares, after giving effect to the expense
                             limitation were 1.14%, and without giving        For the fiscal year ended November 30, 2004,
                             effect to the expense limitation, were 1.21%     the Fund's total annual operating expenses for
                             of average daily net assets.                     Class B shares, after giving effect to the
                                                                              expense limitation, were 2.20%, and without
                                                                              giving effect to the expense limitation were
                                                                              2.94% of average daily net assets.

                                                                              For the fiscal year ended November 30, 2004,
                                                                              the Fund's total annual operating expenses for
                                                                              Class Y shares were 1.19% of average daily net
                                                                              assets.

------------------------------------------------------------------------------------------------------------------------------
Buying shares                You may buy shares of the Fund directly          You may buy shares from any investment firm
                             through BISYS Fund Services, the Fund's          that has a sales agreement with PFD, the
                             distributor, or through brokers, registered      Pioneer Fund's distributor.
                             investment advisers, banks and other financial
                             institutions that have entered into selling      If the account is established in the
                             agreements with the Fund's distributor, as       shareholder's own name, shareholders may also
                             described in the Fund's prospectus.              purchase additional shares of the Fund by
                                                                              telephone or online.
                             Certain account transactions may be done by
                             telephone.

------------------------------------------------------------------------------------------------------------------------------
Exchanging shares            You can exchange your shares in the Fund for     You may exchange your shares for shares of the
                             shares of the same class of another AmSouth      same class of another Pioneer mutual fund.
                             Fund, usually without paying additional sales    Your exchange request must be for at least
                             charges. You must meet the minimum investment    $1,000. The Fund allows you to exchange your
                             requirements for the Fund into which you are     shares at net asset value without charging you
                             exchanging. Exchanges from one Fund to another   either an initial or contingent deferred
                             are taxable. Class A shares may be exchanged     shares charge at the time of the exchange.
                             for Class I shares of the same Fund or another   Shares you acquire as part of an exchange will
                             AmSouth Fund if you become eligible to           continue to be subject to any contingent
                             purchase Class I shares. Class I shares may      deferred sales charge that applies to the
                             be exchanged for Class A shares of the same      shares you originally purchased. When you
                             Fund. No transaction fees are currently          ultimately sell your shares, the date of your
                             charged for exchanges.                           original purchase will determine your
                                                                              contingent deferred sales charge. An exchange
                             If you sell your shares or exchange them for     generally is treated as a sale and a new
                             shares of another AmSouth Fund within 7 days     purchase of shares for federal income tax
                             of the date of purchase, you will be charged a   purposes.
                             2.00% fee on the current net asset value of
                             the shares sold or exchanged. The fee is paid    After you establish an eligible fund account,
                             to the Fund to offset the costs associated       you can exchange Fund shares by telephone or
                             with short-term trading, such as portfolio       online.
                             transaction and administrative costs.

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Capital Growth Fund                      Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------
                             The Fund uses a "first-in, first-out" method
                             to determine how long you have held your
                             shares. This means that if you purchased shares
                             on different days, the shares purchased first
                             will be considered redeemed first for purposes
                             of determining whether the redemption fee will
                             be charged.

                             The fee will be charged on all covered
                             redemptions and exchanges, including those made through retirement plan, brokerage and other types of omnibus accounts (except where it is not practical for the plan administrator or brokerage firm to implement the fee). The Fund will not impose the redemption fee on a redemption or exchange of shares purchased upon the reinvestment of dividend and capital gain distributions.

------------------------------------------------------------------------------------------------------------------------------
Selling shares               Shares of each Fund are sold at the net asset value per share next calculated after the
                             Fund receives your request in good order.

                             -------------------------------------------------------------------------------------------------
                             You may sell your shares by contacting the       Normally, your investment firm will send your
                             Fund directly in writing or by telephone or by   request to sell shares to PIMSS. You can also
                             contacting a financial intermediary as           sell your shares by contacting the Fund
                             described in the Fund's prospectus.              directly if your account is registered in your
                                                                              name.

                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders may also
                                                                              redeem shares of the Pioneer Fund by telephone
                                                                              or online.

------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o    Large company or growth stocks fall out of favor with investors

     o The adviser's/subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect

     Pioneer Oak Ridge Large Cap Growth Fund may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser/subadviser might not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return

     In addition, at times, more than 25% of Pioneer Oak Ridge Large Cap Growth Fund's assets may be invested in the same market segment, such as financial or technology. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

     AmSouth Capital Growth Fund is subject to risks relating to the fact that it is non-diversified. The Fund may invest in a small number of companies which may increase the volatility of the Fund. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single company or industry.

     Although Pioneer Oak Ridge Large Cap Growth Fund is classified as a diversified investment company, the Fund's portfolio may be comprised of fewer issuers than many large cap growth funds. Typically, the subadviser expects the portfolio to include a limited number of different issuers, which may increase the volatility of the Fund's net asset value per share.

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                  AmSouth Capital Growth Fund -- Class A Shares
                          Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
30.42   22.25   30.79   32.05   21.85   -0.69   -21.75  -25.17  26.36   3.80

     * During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 22.63% for the quarter ended December 31, 1998, and the lowest quarterly return was -21.26% for the quarter ended September 30, 2001.

            Pioneer Oak Ridge Large Cap Growth Fund -- Class A Shares
                          Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

2000    2001    2002    2003    2004
6.64    -11.95  -17.4   19.53   11.4

     * During the period shown in the bar chart since the Fund's inception March 1, 1999, Pioneer Oak Ridge Large Cap Growth Fund's highest quarterly return was 13.43% for the quarter ended December 31, 1999, and the lowest quarterly return was -13.05% for the quarter ended September 30, 2002.

                           AmSouth Capital Growth Fund
              Average Annual Total Returns as of December 31, 2004

---------------------------------------------------------------------------------------------------------------------------------
                                                                         1 Year             5 Years              10 Years
---------------------------------------------------------------------------------------------------------------------------------
AmSouth Capital Growth Fund, Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes(1)                                                     -1.94%              -6.34%               9.24%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                        -2.08%              -6.80                7.69%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                -1.27%              -5.44                7.62%
---------------------------------------------------------------------------------------------------------------------------------
AmSouth Capital Growth Fund, Class B Shares(2)
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                        -2.01%              -6.30%               8.87%
---------------------------------------------------------------------------------------------------------------------------------
AmSouth Capital Growth Fund, Class I Shares (3)
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                         3.92%              -5.11%               9.90%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                         3.77%              -5.58%               8.34%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                 2.54%              -4.44%               8.22%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500/Barra Growth Index(4)                                               6.13%              -7.07%              11.44%
(reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------------------------

(1) The quoted returns reflect the performance from 4/1/96 to 3/12/00 of the ISG Capital Growth Fund, an open-end investment company that was the predecessor fund to the AmSouth Capital Growth Fund. The ISG Capital Growth Fund commenced operations on 4/1/96 through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using substantially the same investment objective, policies and methodologies as the Fund. The quoted before-tax returns of the Fund includes the performance of the predecessor fund and commingled accounts for periods dating back to 7/31/93, and prior to the Fund's commencement of operations, restated to reflect the expenses associated with the Fund. The commingled accounts were not registered with the SEC and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, the commingled accounts' performance may have been adversely affected. After-tax returns reflect performance since 4/1/96, and do not include the performance of the commingled accounts prior to that date. Class A shares were first offered on 4/1/96.

(2) Performance for the Class B shares, which were first offered on 2/5/98, is based on the historical performance of the Fund's Class A shares, including the performance of the predecessor fund and commingled accounts (without sales charge), prior to that date. The predecessor fund and commingled accounts were managed using substantially the same investment objective, policies and methodologies as the Fund. The historical performance of the Class B shares has been restated to reflect the Fund's Class B shares distribution (12b-1) fees and the contingent deferred sales charge.

(3) Performance for the Class I shares, which were first offered on 10/3/97, is based on the historical performance of the Fund's Class A shares, including the performance of the predecessor fund and commingled accounts (without sales charge), prior to that date. The predecessor fund and commingled accounts were managed using substantially the same investment objective, policies and methodologies as the Fund.

(4) The S&P 500/Barra Growth Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

The table above shows the impact of taxes on AmSouth Capital Growth Fund's returns. After-tax returns are only shown for Class A shares and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Pioneer Fund's past performance does not necessarily indicate how it will perform in the future. Pursuant to an agreement and plan of reorganization, the Pioneer Fund acquired all of the assets and those liabilities reflected in the net assets of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. In the reorganization, the predecessor fund exchanged all of its assets for Class A shares of the Pioneer Fund. The predecessor fund offered only one class of shares which was most similar to Class A shares of the Pioneer Fund. As a result of the reorganization, the Pioneer Fund is the accounting successor of the predecessor fund, which commenced operations on March 1, 1999. The Pioneer Fund's subadviser served as the predecessor fund's investment adviser. The performance of each class of the Pioneer Fund includes the performance of the predecessor fund's shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.

                     Pioneer Oak Ridge Large Cap Growth Fund
              Average Annual Total Returns as of December 31, 2004

---------------------------------------------------------------------------------------------------------------------------------
                                                                           1 Year            5 Years          Since Inception
                                                                                                              (March 1, 1999)
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth Fund, Class A shares
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                           4.96%            -0.54%                1.26%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                                        4.88%            -0.79%                1.04%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(1)                3.29%            -0.55%                0.99%
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth Fund, Class B shares(2)
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                           6.59%            -0.10%                1.53%
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth Fund, Class Y shares(2)
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                          11.56%             0.67%                2.31%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                                       11.51%             0.43%                2.10%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(1)                7.58%             0.48%                1.90%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                             10.87%            -2.30%                1.13%
(reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index(4)                                                  6.30%            -9.29%               -3.56%
(reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) Reflects the inception date of predecessor fund. The inception date of Class B shares was February 17, 2004 and of Class Y shares was August 11, 2004.

(3) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

(4) The Russell 1000 Growth Index, and unmanaged index made up of those stocks contained within the Russell 1000 Index having higher price-to-book ratios, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Capital Growth Fund, the expenses of AmSouth Capital Growth Fund for the period ended January 31, 2005 and (ii) for Pioneer Oak Ridge Large Cap Growth Fund, the expenses of Pioneer Oak Ridge Large Cap Growth Fund for the period ended May 31, 2005. Future expenses for all share classes may be greater or less. Shareholders of AmSouth Large Cap Fund are also being asked to approve the reorganization of their fund into Pioneer Oak Ridge Large Cap Growth Fund. The tables also show (1) the pro forma expenses of the combined Fund assuming the Reorganization occurred on May 31, 2005, and (2) the pro forma expenses of the combined Fund assuming the reorganization of AmSouth Large Cap Fund into Pioneer Oak Ridge Large Cap Growth Fund also occurred on May 31, 2005.

------------------------------------------------------------------------------------------------------------------------------------
   Shareholder     AmSouth     Pioneer   Combined    Combined   AmSouth   Pioneer     Combined    Combined      AmSouth    Pioneer
transaction fees   Capital     Oak       Fund (Pro   Fund       Capital   Oak Ridge   Fund        Fund          Capital    Oak
 (paid directly    Growth      Ridge     Forma)      (including Growth    Fund        (Pro        (including    Growth     Ridge
    from your      Fund(1)     Fund                  AmSouth    Fund(1)               Forma)      AmSouth       Fund(1)    Fund
   investment)                                       Large Cap                                    Large Cap
                                                     Fund) (Pro                                   Fund) (Pro
                                                     Forma)                                       Forma)
                    Class A    Class A    Class A    Class A    Class B   Class B     Class B     Class B       Class I    Class Y
------------------------------------------------------------------------------------------------------------------------------------
  Maximum sales     5.50%(2)   5.75%(2)   5.75%(2)   5.75%(2)     None       None       None        None         None        None
  charge (load)
  when you buy
   shares as a
  percentage of
 offering price
------------------------------------------------------------------------------------------------------------------------------------
Maximum deferred      None       None       None       None     5.00%(3)    4.00%      4.00%       4.00%         None        None
  sales charge
   (load) as a
  percentage of
 purchase price
  or the amount
you receive when
you sell shares,
whichever is less
------------------------------------------------------------------------------------------------------------------------------------
 Redemption fees    2.00%(4)     None       None       None     2.00%(4)     None       None        None       2.00%(4)      None
------------------------------------------------------------------------------------------------------------------------------------
   Annual fund
    operating
    expenses
 (deducted from
fund assets) (as
 a % of average
   net assets)
------------------------------------------------------------------------------------------------------------------------------------
 Management fee      0.80%      0.75%      0.75%       0.75%     0.80%      0.75%      0.75%       0.75%         0.80%       0.75%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and      None      0.25%      0.25%       0.25%     0.75%      1.00%      1.00%       1.00%         None        None
 service (12b-1)
       fee
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
   Shareholder     Combined      Combined
transaction fees   Fund (Pro     Fund
 (paid directly    Forma)        (including
    from your                    AmSouth
   investment)                   Large Cap
                                 Fund) (Pro
                                 Forma)
                   Class Y       Class Y
---------------------------------------------
  Maximum sales       None         None
  charge (load)
  when you buy
   shares as a
  percentage of
 offering price
---------------------------------------------
Maximum deferred      None         None
  sales charge
   (load) as a
  percentage of
 purchase price
  or the amount
you receive when
you sell shares,
whichever is less
---------------------------------------------
 Redemption fees      None         None
---------------------------------------------
   Annual fund
    operating
    expenses
 (deducted from
fund assets) (as
 a % of average
   net assets)
---------------------------------------------
 Management fee      0.75%         0.75%
---------------------------------------------
Distribution and      None         None
 service (12b-1)
       fee
---------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Shareholder     AmSouth     Pioneer   Combined    Combined   AmSouth   Pioneer     Combined    Combined      AmSouth    Pioneer
transaction fees   Capital     Oak       Fund (Pro   Fund       Capital   Oak Ridge   Fund        Fund          Capital    Oak
 (paid directly    Growth      Ridge     Forma)      (including Growth    Fund        (Pro        (including    Growth     Ridge
    from your      Fund(1)     Fund                  AmSouth    Fund(1)               Forma)      AmSouth       Fund(1)    Fund
   investment)                                       Large Cap                                    Large Cap
                                                     Fund) (Pro                                   Fund) (Pro
                                                     Forma)                                       Forma)
                    Class A    Class A    Class A    Class A    Class B   Class B     Class B     Class B       Class I    Class Y
------------------------------------------------------------------------------------------------------------------------------------
 Other expenses     0.57%(5)    1.42%      0.25%       0.19%    0.67%(5)    1.19%      0.53%       0.45%       0.45%(5)      0.44%
------------------------------------------------------------------------------------------------------------------------------------
   Total fund        1.37%     2.42%(6)    1.25%       1.19%     2.22%     2.94%(6)    2.28%       2.20%         1.25%     1.19%(6)
    operating
    expenses
------------------------------------------------------------------------------------------------------------------------------------
     Expense         0.08%     1.12%(7)      NA         N/A      0.18%     0.74%(7)   0.18%(8)    0.10%(8)       0.11%        N/A
 reimbursement/
    reduction
------------------------------------------------------------------------------------------------------------------------------------
    Net fund         1.29%      1.30%      1.25%       1.19%     2.04%      2.20%      2.10%       2.10%         1.14%       1.19%
    operating
    expenses
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
   Shareholder     Combined      Combined
transaction fees   Fund (Pro     Fund
 (paid directly    Forma)        (including
    from your                    AmSouth
   investment)                   Large Cap
                                 Fund) (Pro
                                 Forma)
                   Class Y       Class Y
---------------------------------------------
 Other expenses      0.15%         0.11%
---------------------------------------------
   Total fund        0.90%         0.86%
    operating
    expenses
---------------------------------------------
     Expense          N/A           N/A
 reimbursement/
    reduction
---------------------------------------------
    Net fund         0.90%         0.86%
    operating
    expenses
---------------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses for your AmSouth Fund are being limited to 0.49% for Class A shares, 0.49% for Class B shares and 0.34% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(7) The expenses in the table above reflect the expense limitations currently in effect for the Pioneer Fund, under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.30%, and 2.20% of the average daily net assets attributable to Class A and Class B shares, respectively. These expense limitations are in effect through April 1, 2008 for Class A shares and through April 1, 2006 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

(8) The expenses in the table above reflect the expense limitation in effect for Class B shares of the Pioneer Fund, under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses 2.10% of the average daily net assets attributable Class B shares. This expense limitation is in effect through April 1, 2007. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

------------------------------------------------------------------------------------------------------------
                                                                                          Combined Fund
                                                                                       (including AmSouth
 Number of years you    AmSouth Capital   Pioneer Oak Ridge Large    Combined Fund       Large Cap Fund)
   own your shares        Growth Fund         Cap Growth Fund         (Pro Forma)          (Pro Forma)
------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------
Year 1                       $682                   $700                  $695                $689
------------------------------------------------------------------------------------------------------------
Year 3                       $960                   $963                  $949                $931
------------------------------------------------------------------------------------------------------------
Year 5                      $1,259                 $1,485                $1,222              $1,192
------------------------------------------------------------------------------------------------------------
Year 10                     $2,106                 $2,913                $1,999              $1,935
------------------------------------------------------------------------------------------------------------
Class B -- assuming redemption at end of period
------------------------------------------------------------------------------------------------------------
Year 1                       $725                   $623                  $613                $613
------------------------------------------------------------------------------------------------------------
Year 3                       $994                  $1,140                 $995                $979
------------------------------------------------------------------------------------------------------------
Year 5                      $1,390                 $1,583                $1,304              $1,271
------------------------------------------------------------------------------------------------------------
Year 10                     $2,340                 $3,086                $2,342              $2,270
------------------------------------------------------------------------------------------------------------
Class B -- assuming no redemption
------------------------------------------------------------------------------------------------------------
Year 1                       $225                   $223                  $213                $213
------------------------------------------------------------------------------------------------------------
Year 3                       $694                   $840                  $695                $679
------------------------------------------------------------------------------------------------------------
Year 5                      $1,190                 $1,483                $1,204              $1,171
------------------------------------------------------------------------------------------------------------
Year 10                     $2,340                 $3,086                $2,342              $2,270
------------------------------------------------------------------------------------------------------------
                            Class I                                    Class Y
------------------------------------------------------------------------------------------------------------
Year 1                       $127                   $121                  $92                  $88
------------------------------------------------------------------------------------------------------------
Year 3                       $397                   $378                  $287                $274
------------------------------------------------------------------------------------------------------------
Year 5                       $686                   $654                  $498                $477
------------------------------------------------------------------------------------------------------------
Year 10                     $1,511                 $1,443                $1,108              $1,061
------------------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Capital Growth Fund and its shareholders. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the historical investment performance of Pioneer Oak Ridge Large Cap Growth Fund is significantly better than your AmSouth Fund's investment performance. For the one and five year periods ended December 31, 2004, Class A shares of Pioneer Oak Ridge Large Cap Growth Fund had an average annual return of 4.96% (one year); and -0.54% (five year), compared to an average annual return of the Class A shares of your AmSouth Fund of -1.94% (one year); and -6.34% (five year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $26.7 billion in equity securities. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges

     Fourth, Pioneer Oak Ridge Large Cap Growth Fund's management fee (0.75% of average daily net assets) is lower than the advisory fee of your AmSouth Fund (0.80% of average daily net assets). The historical gross and net expenses of Pioneer Oak Ridge Large Cap Growth Fund attributable to Class A are slightly higher than your AmSouth Fund's historical gross and net expenses. However, the estimated pro forma expenses of the Pioneer Fund attributable to Class A and Y shares after giving effect to the Reorganizations on both a gross and net basis are lower than your AmSouth Fund's gross and net operating expenses for the Class A and I shares. The estimated pro forma expenses for Class B shares will be lower on a gross basis, but higher on a net basis. The Board considered the positive factors associated with the Reorganization, such as the superior performance of the Pioneer Fund, to outweigh the negative factors, such as the increase in net operating expenses for the Class B shares. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduced per share expenses.

     Fifth, the substantially larger size of the combined Pioneer Oak Ridge Large Cap Growth Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Sixth, the Class A, B and Y shares of Pioneer Oak Ridge Large Cap Growth Fund received in the Reorganization will provide AmSouth Capital Growth Fund shareholders with exposure to substantially the same investment product as they currently have.

     Seventh, The transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares. Although the Reorganization will result in a per share increase in net unrealized capital gains and decrease in capital loss carryforwards, the potential negative tax consequences of these aspects of the Reorganization are outweighed by the advantages of the Reorganization.

     Pioneer and AmSouth Bank will pay all costs of preparing and printing the AmSouth Funds' proxy statements and solicitation costs incurred by the AmSouth Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of the AmSouth Funds in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005. The table also sets forth the pro forma capitalization of the combined Fund as of May 31, 2005, assuming the shareholders of AmSouth Large Cap Fund approve the reorganization of their fund into Pioneer Oak Ridge Large Cap Growth Fund.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Pro Forma Pioneer
                                                                                                            Oak Ridge Large
                                                                                                            Cap Growth Fund
                                                              Pioneer Oak Ridge    Pro Forma Pioneer Oak       (including
                                         AmSouth Capital       Large Cap Growth       Ridge Large Cap      AmSouth Large Cap
                                           Growth Fund               Fund               Growth Fund              Fund)
                                           May 31, 2005          May 31, 2005           May 31, 2005          May 31, 2005
------------------------------------------------------------------------------------------------------------------------------
Total Net Assets (in thousands)              $248,563              $220,176               $468,739              $799,086
------------------------------------------------------------------------------------------------------------------------------
     Class A shares .................        $27,454               $87,287                $114,740              $228,425
------------------------------------------------------------------------------------------------------------------------------
     Class B shares .................         $6,781               $10,999                $17,780               $40,130
------------------------------------------------------------------------------------------------------------------------------
     Class I/Y shares ...............       $214,328               $79,164                $293,493              $487,805
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
------------------------------------------------------------------------------------------------------------------------------
     Class A shares .................         $9.99                 $12.66                 $12.66                $12.66
------------------------------------------------------------------------------------------------------------------------------
     Class B shares .................         $9.30                 $12.54                 $12.54                $12.54
------------------------------------------------------------------------------------------------------------------------------
     Class I/Y shares ...............         $10.01                $12.70                 $12.70                $12.70
------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
------------------------------------------------------------------------------------------------------------------------------
     Class A shares .................       $2,747,560            $6,895,166             $9,063,867           $18,044,318
------------------------------------------------------------------------------------------------------------------------------
     Class B shares .................        $729,523              $877,131              $1,417,918            $3,200,220
------------------------------------------------------------------------------------------------------------------------------
     Class I/Y shares ...............      $21,403,248            $6,234,510            $23,113,721           $38,416,647
------------------------------------------------------------------------------------------------------------------------------

It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                           AmSouth Large Cap Fund and
                     Pioneer Oak Ridge Large Cap Growth Fund

                                  PROPOSAL 1(b)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

     Each Fund invests primarily in equity securities of large capitalization issuers and, consequently the Funds have similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

Comparison of AmSouth Large Cap Fund to Pioneer Oak Ridge Large Cap Growth Fund

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Large Cap Fund                           Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Business                     A diversified series of AmSouth Funds, an        A diversified series of Pioneer Series Trust
                             open-end management investment company           I, and open-end management investment company
                             organized as a Massachusetts business trust.     organized as a Delaware statutory trust.

------------------------------------------------------------------------------------------------------------------------------
Net assets as of March 31,   $337.4 million                                   $157.9 million
2005
------------------------------------------------------------------------------------------------------------------------------
Investment advisers and      Investment Adviser:                              Investment Adviser:
portfolio managers           AAMI                                             Pioneer

                             Portfolio Manager:                               Investment Subadviser:
                             Day-to-day management of AmSouth Large Cap       Oak Ridge Investments, LLC ("Oak Ridge")
                             Fund's portfolio is the responsibility of
                             Ronald E. Lindquist, who has been the Fund's     Portfolio Managers:
                             primary portfolio manager since its inception,   Day-to-day management of the Fund's portfolio
                             and has been employed by AAMI since December     is the responsibility of David M. Klaskin
                             1999.  Prior to December 1999, Mr. Lindquist     (lead manager), Chairman (since 1998),
                             was employed by First American National Bank     Treasurer and Chief Investment Officer (since
                             (since May 1998), and by Deposit Guaranty        1989) of Oak Ridge, and Robert G. McVicker,
                             National Bank, and Commercial National Bank      Portfolio Manager and Director of Research at
                             (since 1978).  First American National Bank,     Oak Ridge (since 1989).
                             Deposit Guaranty National Bank and Commercial
                             National Bank are predecessors of AmSouth Bank
                             and affiliates of AAMI.

                             Mr. Lindquist is Senior Vice President of
                             AmSouth Bank and AmSouth Asset Management, Inc.

------------------------------------------------------------------------------------------------------------------------------
Investment objective         AmSouth Large Cap Fund seeks to provide          Pioneer Oak Ridge Large Cap Growth Fund seeks
                             investors with long-term capital appreciation.   capital appreciation.

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Large Cap Fund                           Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Primary investments          Under normal circumstances, AmSouth Large Cap    Normally, Pioneer Oak Ridge Large Cap Growth
                             Fund invests at least 80% of its net assets in   Fund invests at least 80% of its net assets
                             equity securities of U.S. companies with large   (plus the amount of borrowings, if any, for
                             market capitalizations. For the purpose of       investment purposes) in equity securities of
                             this policy, net assets include net assets       large capitalization U.S. companies.  Large
                             plus borrowings for investment purposes. Large   capitalization companies have market
                             capitalization companies are generally those     capitalizations at the time of acquisition of
                             companies with market capitalization over $1     $3 billion or more.  The Fund anticipates that
                             billion.                                         the average weighted market capitalization of
                                                                              the companies in the Fund's portfolio will be
                                                                              significantly higher than $3 billion.

                                                                              The equity securities in which Pioneer Oak
                                                                              Ridge Large Cap Growth Fund principally
                                                                              invests are common stocks, preferred stocks,
                                                                              depositary receipts and convertible debt, but
                                                                              the Fund may invest in other types of equity
                                                                              securities to a lesser extent, such as
                                                                              warrants and rights.

------------------------------------------------------------------------------------------------------------------------------
Investment strategies        In choosing stocks for the Fund, AAMI's          Pioneer Oak Ridge Large Cap Growth Fund uses a
                             strategy is to select what are in its opinion,   "growth" style of management and seeks to
                             well-managed U.S. companies that have            invest in issuers with above average potential
                             demonstrated sustained patterns of               for earnings growth. Pioneer has engaged Oak
                             profitability, strong balance sheets, and the     Ridge to act as the Fund's subadviser under
                             potential to achieve predictable,                Pioneer's supervision. When making purchase
                             above-average earnings growth. AAMI seeks to     decisions for the Fund, the subadviser uses a
                             diversify the Fund's portfolio within various    disciplined approach that involves three
                             industries typically comprising those AAMI       primary components:
                             believes to be the classic growth sectors of             o Research:  The subadviser analyzes
                             the U.S. economy: Technology, Consumer           research on potential investments from a wide
                             Non-Durables, Health Care, Business Equipment    variety of sources, including internally
                             and Services, Retail, Capital Goods and          generated analysis and research provided by
                             Financials.                                      institutions and the brokerage community. The
                                                                              subadviser seeks to supplement this analysis
                             The Fund invests for long-term growth rather     with information derived from business and
                             than short-term profits.                         trade publications, filings with the SEC,
                                                                              corporate contacts, industry conferences and
                                                                              discussions with company management.
                                                                                      o Fundamentals:  Once a potential
                                                                              investment is identified, the subadviser
                                                                              considers whether the issuer possesses certain
                                                                              attributes that the subadviser believes a
                                                                              "buy" candidate should possess relating to,
                                                                              among other things, (i) growth of sales and
                                                                              earnings, (ii) earnings power, trends and
                                                                              predictability, (iii) quality of management,
                                                                              (iv) competitive position of products and/or
                                                                              services, (v) fundamentals of the industry in
                                                                              which the company operates and (vi) the
                                                                              ability to benefit from economic and political
                                                                              trends affecting the company.
                                                                                      o Valuation:  Finally, the subadviser
                                                                              values companies by considering price-to-sales
                                                                              ratios and price-to-earnings ratios within a
                                                                              peer group.

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Large Cap Fund                           Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Other investments            AmSouth Large Cap Fund may invest in debt        The Fund may invest up to 20% of its total
                             securities of domestic issuers rated no lower    assets in equity and debt securities of
                             than investment grade (Baa/BBB) by a credit      non-U.S. corporate issuers and debt securities
                             rating agency, or, if unrated, deemed to be of   of non-U.S. government issuers.
                             comparable quality by AAMI.
                                                                              The Fund will not invest more than 5% of its
                                                                              total assets in the securities of emerging
                                                                              markets issuers.

------------------------------------------------------------------------------------------------------------------------------
Temporary defensive          When AAMI determines adverse market conditions   Pioneer Oak Ridge Large Cap Growth Fund may
strategies                   exist, AmSouth Large Cap Fund may invest         invest all or part of its assets in securities
                             entirely in cash positions, directly in U.S.     with remaining maturities of less than one
                             Government securities and short-term paper,      year, cash equivalents or may hold cash.
                             such as bankers' acceptances.

------------------------------------------------------------------------------------------------------------------------------
Diversification              Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code").

------------------------------------------------------------------------------------------------------------------------------
Industry concentration       AmSouth Large Cap Fund may not purchase any      Pioneer Oak Ridge Large Cap Growth Fund may
                             securities which would cause more than 25% of    not invest more than 25% of its assets in any
                             the value of the Fund's total assets at the      one industry.
                             time of purchase to be invested in securities
                             of one or more issuers conducting their
                             principal business activities in the same
                             industry, provided that (a) there is no
                             limitation with respect to obligations issued
                             or guaranteed by the U.S. government or its
                             agencies or instrumentalities, and repurchase
                             agreements secured by obligations of the U.S.
                             government or its agencies or
                             instrumentalities; (b) wholly owned finance
                             companies will be considered to be in the
                             industries of their parents if their
                             activities are primarily related to financing
                             the activities of their parents; and (c)
                             utilities will be divided according to their
                             services. For example, gas, gas transmission,
                             electric and gas, electric, and telephone will
                             each be considered a separate industry.

                             There is no limitation with respect to
                             municipal securities, which, for purposes of this limitation only, do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user.

------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid      AmSouth Large Cap Fund may not invest more       Pioneer Oak Ridge Large Cap Growth Fund may
securities                   than 15% of its net assets in securities that    not invest more than 15% of its net assets in
                             are restricted as to resale, or for which no     securities that are illiquid and other
                             readily available market exists, including       securities that  are not readily marketable.
                             repurchase agreements providing for settlement   Repurchase agreements maturing in more than
                             more than seven days after notice.               seven days will be included for purposes of
                                                                              the foregoing limit.

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Large Cap Fund                           Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Borrowing                    AmSouth Large Cap Fund may not borrow money or   Pioneer Oak Ridge Large Cap Growth Fund may
                             issue senior securities, except the Fund may     not borrow money, except the Fund may: (a)
                             borrow from banks or enter into reverse          borrow from banks or through reverse
                             repurchase agreements for temporary emergency    repurchase agreements in an amount up to 33
                             purposes in amounts up to 33 1/3% of the value   1/3% of the Fund's total assets (including the
                             of its total assets at the time of such          amount borrowed); (b) to the extent permitted
                             borrowing. The Fund will not purchase            by applicable law, borrow up to an additional
                             securities while borrowings (including reverse   5% of the Fund's assets for temporary
                             repurchase agreements) in excess of 5% of its    purposes; (c) obtain such short-term credits
                             total assets are outstanding.  In addition,      as are necessary for the clearance of
                             the Fund is permitted to participate in a        portfolio transactions; (d) purchase
                             credit facility whereby the Fund may directly    securities on margin to the extent permitted
                             lend to and borrow money from other AmSouth      by applicable law; and (e) engage in
                             funds for temporary purposes, provided that      transactions in mortgage dollar rolls that are
                             the loans are made in accordance with an order   accounted for as financings.
                             of exemption from the SEC and any conditions
                             thereto.

------------------------------------------------------------------------------------------------------------------------------
Lending                      AmSouth Large Cap Fund may not make loans,       Pioneer Oak Ridge Large Cap Growth Fund may
                             except that the Fund may purchase or hold debt   not make loans, except that the Fund may (i)
                             instruments in accordance with its investment    lend portfolio securities in accordance with
                             objective and policies, lend Fund securities     the Fund's investment policies, (ii) enter
                             in accordance with its investment objective      into repurchase agreements, (iii) purchase all
                             and policies and enter into repurchase           or a portion of an issue of publicly
                             agreements. In addition, the Fund is permitted   distributed debt securities, bank loan
                             to participate in a credit facility whereby      participation interests, bank certificates of
                             the Fund may directly lend to and borrow money   deposit, bankers' acceptances, debentures or
                             from other AmSouth Funds for temporary           other securities, whether or not the purchase
                             purposes, provided that the loans are made in    is made upon the original issuance of the
                             accordance with an order of exemption from the   securities, (iv) participate in a credit
                             SEC and any conditions thereto.                  facility whereby the Fund may directly lend to
                                                                              and borrow money from other affiliated funds
                                                                              to the extent permitted under the Investment
                                                                              Company Act or an exemption therefrom, and (v)
                                                                              make loans in any other manner consistent with
                                                                              applicable law, as amended and interpreted or
                                                                              modified from time to time by any regulatory
                                                                              authority having jurisdiction.

------------------------------------------------------------------------------------------------------------------------------
Derivative instruments       AmSouth Large Cap Fund may invest in futures     Pioneer Oak Ridge Large Cap Growth Fund may
                             contracts and options thereon (interest rate     use futures and options on securities, indices
                             futures contracts or index futures contracts,    and currencies, forward currency exchange
                             as applicable) to commit funds awaiting          contracts and other derivatives.  The Fund
                             investment, to maintain cash liquidity or for    does not use derivatives as a primary
                             other hedging purposes. The value of the         investment technique and generally limits
                             Fund's contracts may equal or exceed 100% of     their use to hedging.  However, the Fund may
                             the Fund's total assets, although the Fund       use derivatives for a variety of non-principal
                             will not purchase or sell a futures contract     purposes, including:
                             unless immediately afterwards the aggregate
                             amount of margin deposits on its existing        o   As a hedge against adverse changes in
                             futures positions plus the amount of premiums        stock market prices, interest rates or
                             paid for related futures options entered into        currency exchange rates
                             for other than bona fide hedging purposes is     o   As a substitute for purchasing or
                             5% or less of its net assets.                        selling securities
                                                                              o   To increase the Fund's return as a
                             The AmSouth Fund also may write covered put          non-hedging strategy that may be
                             options in respect of specific securities in         considered speculative
                             which the Fund may invest and write covered
                             call and put option contracts.  The size of
                             the premiums that the Fund may receive may be
                             adversely affected as new or existing
                             institutions, including other investment
                             companies, engage in or increase their
                             option-writing activities.

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Large Cap Fund                           Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Short-term trading           AmSouth Large Cap Fund may engage in the         Pioneer Oak Ridge Large Cap Growth Fund does
                             technique of short-term trading. Such trading    not usually trade for short-term profits.  The
                             involves the selling of securities held for a    Fund will sell an investment, however, even if
                             short-time, ranging from several months to       it has only been held for a short time, if it
                             less than a day. The object of such short-term   no longer meets the Fund's investment criteria.
                             trading is to increase the potential for
                             capital appreciation and/or income of the Fund
                             in order to take advantage of what AAMI
                             believes are changes in market, industry or
                             individual company outlook.

------------------------------------------------------------------------------------------------------------------------------
Other investment policies    As described above, the Funds have substantially similar principal investment strategies and
and restrictions             policies.  Certain of the non-principal investment policies and restrictions are different.
                             For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

------------------------------------------------------------------------------------------------------------------------------
                                                          Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------
Class A sales charges and    Class A shares are offered with an initial       Class A shares are offered with an initial
Rule 12b-1 fees              sales charge of up to 5.50% of the offering      sales charge of up to 5.75% of the offering
                             price, which is reduced depending upon the       price, which is reduced or waived for large
                             amount invested or, in certain circumstances,    purchases and certain types of investors. At
                             waived. Class A shares bought as part of an      the time of your purchase, your investment
                             investment of $1 million or more are not         firm may receive a commission from Pioneer
                             subject to an initial sales charge, but may be   Funds Distributor, Inc. ("PFD"), the Fund's
                             charged a contingent deferred sales charge       distributor, of up to 5% declining as the size
                             ("CDSC") of 1.00% if sold within one year of     of your investment increases.
                             purchase.
                                                                              There is no CDSC, except in certain
                             Class A shares pay a shareholder servicing fee   circumstances when the initial sales charge is
                             (non 12b-1) of up to 0.25% of average daily      waived.
                             net assets.
                                                                              Class A shares are subject to distribution and
                                                                              service (12b-1) fees of up to 0.25% of average
                                                                              daily net assets.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Large Cap Fund                           Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Class B sales charges and    Class B shares are offered without an initial    Class B shares are offered without an initial
Rule 12b-1 fees              sales charge, but are subject to a CDSC of up    sales charge, but are subject to a CDSC of up
                             to 5%.  For Class B shares purchased prior to    to 4% if you sell your shares. The charge is
                             the combination of AmSouth Funds with ISG        reduced over time and is not charged after
                             Funds, the CDSC on such Class B shares held      five years. Your investment firm may receive a
                             continuously declines over six years, starting   commission from PFD, the Fund's distributor,
                             with year one and ending in year seven from:     at the time of your purchase of up to 4%.
                             4%, 3%, 3%, 2%, 2%, 1%. For all other Class B
                             shares held continuously, the CDSC declines      Class B shares are subject to distribution and
                             over six years, starting with year one and       service (12b-1) fees of up to 1% of average
                             ending in year seven from: 5%, 4%, 3%, 3%, 2%,   daily net assets.
                             1%. Eight years after purchase (seven years in
                             the case of shares acquired in the ISG           Maximum purchase of Class B in a single
                             combination), Class B shares automatically       transaction is $49,999.
                             convert to Class A shares.
                                                                              Class B shares acquired through the
                             Class B shares pay a shareholder servicing fee   Reorganization will be subject to the CDSC and
                             (non 12b-1) of up to 0.25% of average daily      commission schedules applicable to the
                             net assets and a distribution (12b-1) fee of     original purchase.
                             0.75% of average daily net assets.

                             Maximum investment for all Class B purchases by a shareholder for the Fund's shares is $99,999.

------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y sales    AmSouth Large Cap Fund does not impose any       The Fund does not impose any initial,
charges and Rule 12b-1 fees  initial or CDSC on Class I shares.               contingent deferred or asset based sales
                                                                              charge on Class Y shares.
                             The Fund may impose a shareholder servicing
                             fee (non 12b-1) of up to 0.15% of average        The distributor incurs the expenses of
                             daily net assets.                                distributing the Fund's Class Y shares, none
                                                                              of which are reimbursed by the Fund or the
                                                                              Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------
Management and other fees    AmSouth Large Cap Fund pays an advisory fee on   Pioneer Oak Ridge Large Cap Growth Fund pays
                             a monthly basis at an annual rate of 0.80% of    Pioneer an annual fee equal to 0.75% of the
                             the Fund's average daily net assets.             Fund's average daily net assets up to $1
                                                                              billion and 0.70% on assets over $1 billion.
                             ASO Services Company, Inc. ("ASO") serves as     The fee is computed daily and paid monthly.
                             administrator and fund accounting agent for
                             the Fund.  The Fund pays ASO an administrative   During its most recent fiscal year, the Fund
                             services fee of 0.15% of the Fund's average      paid an advisory fee at an average rate of
                             daily net assets.                                0.75% of average daily net assets.

                             Other expenses of the Fund are being limited     In addition, the Fund reimburses Pioneer for
                             to 0.45% for Class A shares, 0.45% for Class B   certain fund accounting and legal expenses
                             shares and 0.30% for Class I shares.  Any fee    incurred on behalf of the Fund and pays a
                             waiver or expense reimbursement arrangement is   separate shareholder servicing/transfer agency
                             voluntary and may be discontinued at any time.   fee to PIMSS, an affiliate of Pioneer.

                             For the fiscal year ended July 31, 2004, the     Pioneer has contractually agreed to limit
                             Fund's annual operating expenses for Class A     ordinary operating expenses to the extent
                             shares, after giving effect to the expense       required to reduce fund expenses to 1.30% and
                             limitation were 1.25%, and without giving        2.10% of the average daily net assets
                             effect to the expense limitation, were 1.32%     attributable to Class A and Class B shares,
                             of average daily net assets.                     respectively. These expense limitations are in
                                                                              effect through April 1, 2008 for Class A
                             For the fiscal year ended July 31, 2004, the     shares and through April 1, 2007 for Class B
                             Fund's annual operating expenses for Class B     shares.
                             shares, after giving effect to the expense
                             limitation were 2.00%, and without giving        For the fiscal year ended November 30, 2004,
                             effect to the expense limitation, were 2.07%     the Fund's total annual operating expenses for
                             of average daily net assets.                     Class A shares, after giving effect to the
                                                                              expense limitation, were 1.30%, and without
                             For the fiscal year ended July 31, 2004, the     giving effect to the expense limitation were
                             Fund's annual operating expenses for Class I     2.42% of average daily net assets.
                             shares, after giving effect to the expense
                             limitation were 1.10%, and without giving        For the fiscal year ended November 30, 2004,
                             effect to the expense limitation, were 1.22%     the Fund's total annual operating expenses for
                             of average daily net assets.                     Class B shares, after giving effect to the
                                                                              expense limitation, were 2.20%, and without
                                                                              giving effect to the expense limitation were
                                                                              2.94% of average daily net assets.

                                                                              For the fiscal year ended November 30, 2004,
                                                                              the Fund's total annual operating expenses for
                                                                              Class Y shares were 1.19% of average daily net
                                                                              assets.

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Large Cap Fund                           Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Buying shares                You may buy shares of the Fund directly          You may buy shares from any investment firm
                             through BISYS Fund Services, the Fund's          that has a sales agreement with PFD, the
                             distributor, or through brokers, registered      Pioneer Fund's distributor.
                             investment advisers, banks and other financial
                             institutions that have entered into selling      If the account is established in the
                             agreements with the Fund's distributor, as       shareholder's own name, shareholders may also
                             described in the Fund's prospectus.              purchase additional shares of the Pioneer Fund
                                                                              by telephone or online.
                             Certain account transactions may be done by
                             telephone.

------------------------------------------------------------------------------------------------------------------------------
Exchanging shares            You can exchange your shares in the Fund for     You may exchange your shares for shares of the
                             shares of the same class of another AmSouth      same class of another Pioneer mutual fund.
                             Fund, usually without paying additional sales    Your exchange request must be for at least
                             charges. You must meet the minimum investment    $1,000.  The Fund allows you to exchange your
                             requirements for the Fund into which you are     shares at net asset value without charging you
                             exchanging. Exchanges from one Fund to another   either an initial or contingent deferred
                             are taxable. Class A shares may be exchanged     shares charge at the time of the exchange.
                             for Class I shares of the same Fund or another   Shares you acquire as part of an exchange will
                             AmSouth Fund if you become eligible to           continue to be subject to any contingent
                             purchase Class I shares.  Class I shares may     deferred sales charge that applies to the
                             be exchanged for Class A shares of the same      shares you originally purchased.  When you
                             Fund. No transaction fees are currently          ultimately sell your shares, the date of your
                             charged for exchanges.                           original purchase will determine your
                                                                              contingent deferred sales charge.  An exchange
                             If you sell your shares or exchange them for     generally is treated as a sale and a new
                             shares of another AmSouth Fund within 7          purchase of shares for federal income tax
                             days of the date of purchase, you will be        purposes.
                             charged a 2.00% fee on the current net asset
                             value of the shares sold or exchanged.  The      After you establish an eligible fund account,
                             fee is paid to the Fund to offset the costs      you can exchange Fund shares by telephone or
                             associated with short-term trading, such as      online.
                             portfolio transaction and administrative costs.

                             The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                             The fee will be charged on all covered
                             redemptions and exchanges, including those
                             made through retirement plan, brokerage and
                             other types of omnibus accounts (except where
                             it is not practical for the plan administrator
                             or brokerage firm to implement the fee). The
                             Fund will not impose the redemption fee on a
                             redemption or exchange of shares purchased
                             upon the reinvestment of dividend and capital
                             gain distributions.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Large Cap Fund                           Pioneer Oak Ridge Large Cap Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Selling shares               Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.

------------------------------------------------------------------------------------------------------------------------------
                             You may sell your shares by contacting the       Normally, your investment firm will send your
                             Fund directly in writing or by telephone or by   request to sell shares to PIMSS.  You can also
                             contacting a financial intermediary as           sell your shares by contacting the Fund
                             described in the Fund's prospectus.              directly if your account is registered in your
                                                                              name.

                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders may also
                                                                              redeem shares of the Pioneer Fund by telephone
                                                                              or online.

------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o    Large company or growth stocks fall out of favor with investors

     o The adviser's/subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect

     Pioneer Oak Ridge Large Cap Growth Fund may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser/subadviser might not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return

     In addition, at times, more than 25% of Pioneer Oak Ridge Large Cap Growth Fund's assets may be invested in the same market segment, such as financials or technology. To the extent the Fund emphasizes investments in a market segment, the fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

     Although the Pioneer Oak Ridge Large Cap Growth Fund is classified as a diversified investment company, the Fund's portfolio may be comprised of fewer issuers than many large cap growth funds. Typically, the subadviser expects the portfolio to include a limited number of different issuers, which may increase the volatility of the Fund's net asset value per share.

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                    AmSouth Large Cap Fund -- Class A Shares
                          Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
34.99   17.63   35.93   37.87   18.85   -2.22   -11.29  -23.27  25.59   5.25

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 24.83% for the quarter ended December 31, 1998, and the lowest quarterly return was -17.87% for the quarter ended September 30, 2002.

     The Pioneer Fund's past performance does not necessarily indicate how it will perform in the future. Pursuant to an agreement and plan of reorganization, the Pioneer Fund acquired all of the assets and those liabilities reflected in the net assets of Oak Ridge Large Cap Equity Fund (the predecessor fund) on February 13, 2004. In the reorganization, the predecessor fund exchanged all of its assets for Class A shares of the Fund. The predecessor fund offered only one class of shares which was most similar to Class A shares of the Pioneer Fund. As a result of that reorganization, the Pioneer Fund is the accounting successor of the predecessor fund, which commenced operations on March 1, 1999. The Pioneer Fund's subadviser served as the predecessor fund's investment adviser. The performance of each class of the Pioneer Fund includes the performance of the predecessor fund's shares prior to the 2004 reorganization, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment had the effect of reducing the previously reported performance of the predecessor fund.

            Pioneer Oak Ridge Large Cap Growth Fund -- Class A Shares
                          Calendar Year Total Returns*

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

2000    2001    2002    2003    2004
6.64    -11.95  -17.4   19.53   11.4

* During the period shown in the bar chart since the Fund's inception March 1, 1999, Pioneer Oak Ridge Large Cap Growth Fund's highest quarterly return was 13.43% for the quarter ended December 31, 1999, and the lowest quarterly return was -13.05% for the quarter ended September 30, 2002.

                             AmSouth Large Cap Fund
              Average Annual Total Returns as of December 31, 2004

---------------------------------------------------------------------------------------------------------------------------------
                                                                         1 Year             5 Years              10 Years
---------------------------------------------------------------------------------------------------------------------------------
AmSouth Large Cap Fund, Class A Shares(1)
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                        -0.53%              -3.62%              11.39%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                        -1.54%              -4.79%               9.95%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                -0.35%              -3.36%               9.68%
---------------------------------------------------------------------------------------------------------------------------------
AmSouth Large Cap Fund, Class B Shares(2)
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                        -0.56%              -3.56%              11.05%
---------------------------------------------------------------------------------------------------------------------------------
AmSouth Large Cap Fund, Class I Shares(3)
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                         5.35%              -2.39%              12.10%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                         4.29%              -3.58%              10.64%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                 3.47%              -2.35%              10.32%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(4)                                                           10.87%              -2.30%              12.07%
(reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------------------------

(1) The quoted returns reflect the performance from 8/3/92 to 12/13/98 of the DG Equity Fund and from 12/14/98 to 3/12/00 of the ISG Large Cap Equity Fund, which were open-end investment companies that were predecessor funds to the Large Cap Fund. The predecessor funds were managed using substantially the same investment objective, policies and methodologies as the Fund. Class A shares were first offered on 8/3/92.

(2) Performance for the Class B shares, which were first offered on 12/15/98, is based on the historical performance of the Fund's Class A shares, including the performance of the predecessor funds (without sales charge) prior to that date. The historical performance of the Class B shares has been restated to reflect the Fund's Class B distribution (12b-1) fees and the contingent deferred sales charge.

(3) The quoted returns reflect the performance from 8/3/92 to 12/13/98 of the DG Equity Fund and from 12/14/98 to 3/12/00 of the ISG Large Cap Equity Fund, which were open-end investment companies that were predecessor funds to the Large Cap Fund. The predecessor funds were managed using substantially the same investment objective, policies and methodologies as the Fund. Performance for the Class I shares, which were first offered on 12/14/98, is based on the historical performance of the Fund's Class A shares, including the performance of the predecessor funds (without sales charge) prior to that date.

(3) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

The table above shows the impact of taxes on AmSouth Large Cap Fund's returns. After-tax returns are only shown for Class A shares and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                     Pioneer Oak Ridge Large Cap Growth Fund
              Average Annual Total Returns as of December 31, 2004

---------------------------------------------------------------------------------------------------------------------------------
                                                                           1 Year            5 Years          Since Inception
                                                                                                              (March 1, 1999)
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth Fund, Class A shares
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                           4.96%            -0.54%                1.26%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                                        4.88%            -0.79%                1.04%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(1)                3.29%            -0.55%                0.99%
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth Fund, Class B shares(2)
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                           6.59%            -0.10%                1.53%
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth Fund, Class Y shares(2)
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                          11.56%             0.67%                2.31%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                                       11.51%             0.43%                2.10%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(1)                7.58%             0.48%                1.90%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                             10.87%            -2.30%                1.13%
(reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index(4)                                                  6.30%            -9.29%               -3.56%
(reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) Reflects the inception date of predecessor fund. The inception date of Class B shares was February 17, 2004 and of Class Y shares was August 11, 2004.

(3) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

(4) The Russell 1000 Growth Index, and unmanaged index made up of those stocks contained within the Russell 1000 Index having higher price-to-book ratios, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Large Cap Fund, the expenses of AmSouth Large Cap Fund for the period ended January 31, 2005 and (ii) for Pioneer Oak Ridge Large Cap Fund, the expenses of Pioneer Oak Ridge Large Cap Growth Fund for the period ended May 31, 2005. Future expenses for all share classes may be greater or less. Shareholders of AmSouth Capital Growth Fund are also being asked to approve the reorganization of their fund into Pioneer Oak Ridge Large Cap Growth Fund. The tables also show (1) the pro forma expenses of the combined Fund assuming the Reorganization occurred on May 31, 2005, and (2) the pro forma expenses of the combined Fund assuming the reorganization of AmSouth Capital Growth Fund into Pioneer Oak Ridge Large Cap Growth Fund also occurred May 31, 2005.

------------------------------------------------------------------------------------------------------------------------------------
 Shareholder   AmSouth     Pioneer     Combined    Combined    AmSouth     Pioneer     Combined    Combined    AmSouth     Pioneer
 transaction   Large Cap   Oak Ridge   Fund (Pro   Fund        Large Cap   Oak Ridge   Fund (Pro   Fund        Large       Oak Ridge
 fees (paid    Fund(1)     Fund        Forma)      (including  Fund(1)     Fund        Forma)      (including  Cap         Fund
  directly                                         AmSouth                                         AmSouth     Fund(1)
  from your                                        Capital                                         Capital
 investment)                                       Growth                                          Growth
                                                   Fund) (Pro                                      Fund) (Pro
                                                   Forma)                                          Forma)
               Class A     Class A     Class A     Class A     Class B     Class B     Class B     Class B     Class I     Class Y
------------------------------------------------------------------------------------------------------------------------------------
   Maximum      5.50%(2)    5.75%(2)    5.75%(2)    5.75%(2)      None        None        None        None        None        None
sales charge
 (load) when
   you buy
 shares as a
 percentage
 of offering
    price
------------------------------------------------------------------------------------------------------------------------------------
   Maximum        None        None        None        None      5.00%(3)     4.00%       4.00%       4.00%        None        None
  deferred
sales charge
 (load) as
a percentage
of purchase
price or the
 amount you
receive when
  you sell
   shares,
whichever is
    less
------------------------------------------------------------------------------------------------------------------------------------
 Redemption     2.00%(4)      None        None        None      2.00%(4)      None        None        None      2.00%(4)      None
    fees
------------------------------------------------------------------------------------------------------------------------------------
 Annual fund
  operating
  expenses
  (deducted
  from fund
 assets) (as
   a % of
 average net
   assets)
------------------------------------------------------------------------------------------------------------------------------------
 Management      0.80%       0.75%       0.75%       0.75%       0.80%       0.75%       0.75%       0.75%       0.80%       0.75%
     fee
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------
 Shareholder   Combined      Combined
 transaction   Fund (Pro     Fund
 fees (paid    Forma)        (including
  directly                   AmSouth
  from your                  Capital
 investment)                 Growth Fund)
                             (Pro
                             Forma)
               Class Y       Class Y
----------------------------------------
   Maximum        None         None
sales charge
 (load) when
   you buy
 shares as a
 percentage
 of offering
    price
----------------------------------------
   Maximum        None         None
  deferred
sales charge
 (load) as
a percentage
of purchase
price or the
 amount you
receive when
  you sell
   shares,
whichever is
    less
----------------------------------------
 Redemption       None         None
    fees
----------------------------------------
 Annual fund
  operating
  expenses
  (deducted
  from fund
 assets) (as
   a % of
 average net
   assets)
----------------------------------------
 Management      0.75%        0.75%
     fee
----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 Shareholder   AmSouth     Pioneer     Combined    Combined    AmSouth     Pioneer     Combined    Combined    AmSouth     Pioneer
 transaction   Large Cap   Oak Ridge   Fund (Pro   Fund        Large Cap   Oak Ridge   Fund (Pro   Fund        Large       Oak Ridge
 fees (paid    Fund(1)     Fund        Forma)      (including  Fund(1)     Fund        Forma)      (including  Cap         Fund
  directly                                         AmSouth                                         AmSouth     Fund(1)
  from your                                        Capital                                         Capital
 investment)                                       Growth                                          Growth
                                                   Fund) (Pro                                      Fund) (Pro
                                                   Forma)                                          Forma)
               Class A     Class A     Class A     Class A     Class B     Class B     Class B     Class B     Class I     Class Y
------------------------------------------------------------------------------------------------------------------------------------
Distribution      None       0.25%       0.25%       0.25%       0.75%       1.00%       1.00%       1.00%        None        None
 and service
 (12b-1) fee
------------------------------------------------------------------------------------------------------------------------------------
    Other       0.58%(5)     1.42%       0.21%       0.19%      0.61%(5)     1.19%       0.51%       0.45%      0.48%(5)     0.44%
  expenses
------------------------------------------------------------------------------------------------------------------------------------
 Total fund      1.38%      2.42%(6)     1.21%       1.19%       2.16%      2.94%(6)     2.26%       2.20%       1.28%      1.19%(6)
  operating
  expenses
------------------------------------------------------------------------------------------------------------------------------------
   Expense       0.11%      1.12%(7)      N/A         N/A        0.14%      0.74%(7)    0.16%(8)    0.10%(8)     0.16%        N/A
reimbursement/
 reduction
------------------------------------------------------------------------------------------------------------------------------------
  Net fund       1.27%       1.30%       1.21%       1.19%       2.02%       2.20%       2.10%       2.10%       1.12%       1.19%
  operating
  expenses
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------
 Shareholder   Combined      Combined
 transaction   Fund (Pro     Fund
 fees (paid    Forma)        (including
  directly                   AmSouth
  from your                  Capital
 investment)                 Growth Fund)
                             (Pro
                             Forma)
               Class Y       Class Y
----------------------------------------
Distribution      None         None
 and service
 (12b-1) fee
----------------------------------------
    Other        0.13%        0.11%
  expenses
----------------------------------------
 Total fund      0.88%        0.86%
  operating
  expenses
----------------------------------------
   Expense        N/A          N/A
reimbursement/
 reduction
----------------------------------------
  Net fund       0.88%        0.86%
  operating
  expenses
----------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses for your AmSouth Fund are being limited to 0.47% for Class A shares, 0.47% for Class B shares and 0.32% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(7) The expenses in the table above reflect the expense limitations currently in effect for the Pioneer Fund, under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses to 1.30%, and 2.20% of the average daily net assets attributable to Class A and Class B shares, respectively. These expense limitations are in effect through April 1, 2008 for Class A shares and through April 1, 2006 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

(8) The expenses in the table above reflect the expense limitation in effect for Class B shares of the Pioneer Fund, under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce fund expenses 2.10% of the average daily net assets attributable Class B shares. This expense limitation is in effect through April 1, 2007. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same,. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

------------------------------------------------------------------------------------------------------------
                                                                                          Combined Fund
                                                                                       (including AmSouth
 Number of years you   AmSouth Large Cap  Pioneer Oak Ridge Large    Combined Fund    Capital Growth Fund)
   own your shares           Fund             Cap Growth Fund         (Pro Forma)          (Pro Forma)
------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------
Year 1                       $683                   $700                  $691                $689
------------------------------------------------------------------------------------------------------------
Year 3                       $963                   $963                  $937                $931
------------------------------------------------------------------------------------------------------------
Year 5                      $1,264                 $1,485                $1,202              $1,192
------------------------------------------------------------------------------------------------------------
Year 10                     $2,116                 $2,913                $1,957              $1,935
------------------------------------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
------------------------------------------------------------------------------------------------------------
Year 1                       $719                   $623                  $613                $613
------------------------------------------------------------------------------------------------------------
Year 3                       $976                  $1,140                 $975                $979
------------------------------------------------------------------------------------------------------------
Year 5                      $1,359                 $1,583                $1,280              $1,271
------------------------------------------------------------------------------------------------------------
Year 10                     $2,295                 $3,086                $2,304              $2,270
------------------------------------------------------------------------------------------------------------
 Class B -- assuming no redemption
------------------------------------------------------------------------------------------------------------
Year 1                       $219                   $223                  $213                $213
------------------------------------------------------------------------------------------------------------
Year 3                       $676                   $840                  $675                $679
------------------------------------------------------------------------------------------------------------
Year 5                      $1,159                 $1,483                $1,180              $1,171
------------------------------------------------------------------------------------------------------------
Year 10                     $2,295                 $3,086                $2,304              $2,270
------------------------------------------------------------------------------------------------------------
                            Class I                                    Class Y
------------------------------------------------------------------------------------------------------------
Year 1                       $130                   $121                  $90                  $88
------------------------------------------------------------------------------------------------------------
Year 3                       $406                   $378                  $281                $274
------------------------------------------------------------------------------------------------------------
Year 5                       $702                   $654                  $488                $477
------------------------------------------------------------------------------------------------------------
Year 10                     $1,545                 $1,443                $1,084              $1,061
------------------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Large Cap Fund and its shareholders. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the historical investment performance of Pioneer Oak Ridge Large Cap Growth Fund is significantly better than your AmSouth Fund's investment performance. For the one and five year periods ended December 31, 2004, Class A shares of Pioneer Oak Ridge Large Cap Growth Fund had an average annual return of 4.96% (one year) and -0.54% (five year); compared to an average annual return of the Class A shares of your AmSouth Fund of -0.53% (one year); and -3.62% (five year); respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $26.7 billion in equity securities. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges.

     Fourth, Pioneer Oak Ridge Large Cap Growth Fund's management fee (0.75% of average daily net assets) is lower than the advisory fee of your Fund (0.80% of average daily net assets). Although the historical gross and net expenses of Pioneer Oak Ridge Large Cap Growth Fund are higher than your Fund's historical gross and net expenses (except for Class Y shares), the estimated pro forma expenses of Class A and Class Y Shares of the Pioneer Fund after giving effect to the Reorganizations on both a gross and net basis are lower than your Fund's gross and net operating expenses for the Class A and I shares. Although the pro forma operating expenses for the Class B shares are estimated to increase slightly, this increase is partly the result of expense limitations on your AmSouth Fund that are voluntary and may be discontinued at any time. AmSouth Bank and its affiliates have informed the trustees that they will discontinue their expense limitations in the future. The trustees considered the positive factors associated with the Reorganization, such as the superior performance of the Pioneer Fund, to outweigh the negative factors, such as the increase in expenses. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduced per share expenses.

     Fifth, the substantially larger size of the combined Pioneer Oak Ridge Large Cap Growth Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Sixth, the Class A, B and Y shares of Pioneer Oak Ridge Large Cap Growth Fund received in the Reorganization will provide AmSouth Large Cap Fund shareholders with exposure to substantially the same investment product as they currently have.

     Seventh, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AAMI will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of the AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005. The table also sets forth the pro forma capitalization of the combined Fund as of May 31, 2005, assuming the shareholders of AmSouth Capital Growth Fund approve the reorganization of their fund into Pioneer Oak Ridge Large Cap Growth Fund.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Pro Forma
                                                                                                                 Pioneer Oak
                                                                                                 Pro Forma     Ridge Large Cap
                                                                              Pioneer Oak       Pioneer Oak      Growth Fund
                                                                            Ridge Large Cap     Ridge Large       (including
                                                           AmSouth Large         Growth         Cap Growth     AmSouth Capital
                                                             Cap Fund             Fund             Fund          Growth Fund)
                                                           May 31, 2005       May 31, 2005     May 31, 2005      May 31, 2005
--------------------------------------------------------------------------------------------------------------------------------
Total Net Assets (in thousands)                              $330,347           $220,176         $550,522          $799,086
--------------------------------------------------------------------------------------------------------------------------------
     Class A shares ...................................      $113,684           $87,287          $200,971          $228,425
--------------------------------------------------------------------------------------------------------------------------------
     Class B shares ...................................       $22,350           $10,999           $33,348          $40,130
--------------------------------------------------------------------------------------------------------------------------------
     Class I/Y shares .................................      $194,313           $79,164          $273,477          $487,805
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
--------------------------------------------------------------------------------------------------------------------------------
     Class A shares ...................................       $18.35             $12.66           $12.66            $12.66
--------------------------------------------------------------------------------------------------------------------------------
     Class B shares ...................................       $17.35             $12.54           $12.54            $12.54
--------------------------------------------------------------------------------------------------------------------------------
     Class I/Y shares .................................       $18.46             $12.70           $12.70            $12.70
--------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
--------------------------------------------------------------------------------------------------------------------------------
     Class A shares ...................................     $6,194,719         $6,895,166       $15,875,617      $18,044,318
--------------------------------------------------------------------------------------------------------------------------------
     Class B shares ...................................     $1,288,165          $877,131        $2,659,432        $3,200,220
--------------------------------------------------------------------------------------------------------------------------------
     Class I/Y shares .................................     $10,525,146        $6,234,510       $21,537,436      $38,416,647
--------------------------------------------------------------------------------------------------------------------------------

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                        AmSouth Enhanced Market Fund and
                                  Pioneer Fund

                                  PROPOSAL 1(c)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

     Each Fund invests primarily in the equity securities of large cap U.S. issuers and, consequently, has similar investment policies and risks. Your Fund, while not a pure index fund, seeks to track closely the S&P 500 Stock Index, while the Pioneer Fund is actively managed and does not have a goal of tracking an index. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

           Comparison of AmSouth Enhanced Market Fund to Pioneer Fund

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Enhanced Market Fund                     Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                          A diversified series of AmSouth Funds, an        A diversified open-end management investment
                                  open-end management investment company           company organized as a Delaware statutory
                                  organized as a Massachusetts business trust.     trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of March 31,        $190.38 million                                  $6,463.4 million
2005
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers and           Investment Adviser:                              Investment Adviser:
portfolio managers                AAMI                                             Pioneer

                                  Investment Subadviser:                           Portfolio Managers:
                                  OakBrook Investments, LLC ("OakBrook")           Day-to-day management of the Pioneer Fund's
                                                                                   portfolio is the responsibility of John
                                  Portfolio Managers:                              A. Carey, portfolio manager, and Walter
                                  Day-to-day management of AmSouth Enhanced        Hunnewell, Jr., assistant portfolio manager.
                                  Market Fund's portfolio is the responsibility    Mr. Carey is director of portfolio management
                                  of a team of investment professionals, all of    and an executive vice president of Pioneer.
                                  whom take part in the decision making            Mr. Carey joined Pioneer in 1979. Mr.
                                  process. Dr. Neil Wright, Ms. Janna Sampson      Hunnewell is a vice president of Pioneer. Mr.
                                  and Dr. Peter Jankovskis are the team members    Hunnewell joined Pioneer in 2001 and has been
                                  and have been the portfolio managers of the      an investment professional for more than 16
                                  Fund since its inception in 1998. Each of the    years.
                                  portfolio managers has been with OakBrook
                                  since 1998.

                                  Dr. Wright is OakBrook's President and Chief
                                  Investment Officer. From 1993 to 1997, Dr.
                                  Wright was the Chief Investment Officer of
                                  ANB Investment Management & Trust Co.
                                  ("ANB").

                                  Ms. Sampson is OakBrook's Director of
                                  Portfolio Management. From 1993 to 1997, she
                                  was Senior Portfolio Manager for ANB.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Enhanced Market Fund                     Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  Dr. Jankovskis is OakBrook's Director of
                                  Research. From 1992 to 1996, he was an
                                  Investment Strategist for ANB and from 1996
                                  to 1997 he was the Manager of Research for
                                  ANB.
------------------------------------------------------------------------------------------------------------------------------------
Investment objective              AmSouth Enhanced Market Fund seeks to produce    Pioneer Fund seeks reasonable income and
                                  long-term growth of capital by investing in a    capital growth through investment primarily
                                  diversified portfolio of common stocks and       in equity securities of U.S. issuers.
                                  securities convertible into common stock such
                                  as convertible bonds and convertible
                                  preferred stock. Oakbrook does not currently
                                  intend to purchase convertible securities.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments               AmSouth Enhanced Marked Fund normally invests    Pioneer Fund invests a major portion of its
                                  at least 80% of its total assets in equity       assets in equity securities, primarily of
                                  securities drawn from the S&P 500 Stock Index    U.S. issuers. For purposes of the Fund's
                                  (the "S&P 500").                                 investment policies, equity securities
                                                                                   include common stocks, convertible debt and
                                                                                   other equity instruments such as depositary
                                                                                   receipts, warrants, rights and preferred
                                                                                   stock.
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies             AmSouth Enhanced Market Fund invests in a        Pioneer Fund uses a "value" style of
                                  broadly diversified portfolio of stocks of       management and seeks securities selling at
                                  the companies comprising the S&P 500,            reasonable prices or substantial discounts to
                                  overweighting relative to their S&P weights      their underlying values and then holds these
                                  those that the subadviser believes to be         securities until the market values reflect
                                  undervalued compared to others in the S&P        their intrinsic values. Pioneer looks at the
                                  500.                                             following factors in selecting investments:
                                                                                   favorable expected returns relative to
                                  The Fund seeks to maintain risk                  perceived risk; about average potential for
                                  characteristics similar to those of the S&P      earnings and revenue growth; low market
                                  500 and, normally, invests at least 80% of       valuations relative to earnings forecast,
                                  its assets in common stocks drawn from the       book value, cash flow and sales; a
                                  S&P 500. The Fund's investment subadviser        sustainable competitive advantage such as a
                                  does not currently intend to purchase            brand name, customer base, proprietary
                                  convertible securities.                          technology or economies of scale.

                                  The subadviser's stock selection process
                                  utilizes computer-aided quantitative
                                  analysis. The subadviser's computer models
                                  use many types of data, but emphasize
                                  technical data such as price and volume
                                  information. Applying these models to stocks
                                  within the S&P 500, the subadviser hopes to
                                  generate more capital growth than that of the
                                  S&P 500. The subadviser's emphasis on
                                  technical analyses can result in significant
                                  shifts in portfolio holdings at different
                                  times. However, stringent risk controls at
                                  the style, industry and individual stock
                                  levels help ensure the Fund maintains risk
                                  characteristics similar to those of the S&P
                                  500.
------------------------------------------------------------------------------------------------------------------------------------
Other investments                 AmSouth Enhanced Market Fund may invest          Pioneer Fund may invest up to 10% of its total
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Enhanced Market Fund                     Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  up to 20% of its total assets in equity          assets in equity and debt securities of
                                  securities not held in the S&P 500, corporate    non-U.S. corporate issuers and debt
                                  bonds, notes, and warrants, and short-term       securities of non-U.S. government issuers.
                                  money market instruments. Stock futures and
                                  option contracts, stock index futures and        The Fund will not invest more than 5% of its
                                  index option contracts may be used to hedge      total assets in securities of emerging market
                                  cash and maintain exposure to the U.S. equity    issuers.
                                  market.
                                                                                   The Fund may invest up to 5% of its net
                                                                                   assets in below investment grade debt
                                                                                   securities issued by both U.S. and non-U.S.
                                                                                   corporate and government issuers.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive strategies    When AAMI determines adverse market              Pioneer Fund may invest all or part of its
                                  conditions exist, AmSouth Enhanced Market        assets in securities with remaining
                                  Fund may invest entirely in cash positions,      maturities of less than one year, cash
                                  directly in U.S. Government securities and       equivalents or may hold cash.
                                  short-term paper, such as bankers'
                                  acceptances.
------------------------------------------------------------------------------------------------------------------------------------
Diversification                   Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code").
------------------------------------------------------------------------------------------------------------------------------------
Industry concentration            AmSouth Enhanced Market Fund may not purchase    Pioneer Fund may not invest more than 25% of
                                  any securities which would cause more than       its assets in any one industry.
                                  25% of the value of the Fund's total assets
                                  at the time of purchase to be invested in
                                  securities of one or more issuers conducting
                                  their principal business activities in the
                                  same industry, provided that (a) there is no
                                  limitation with respect to obligations issued
                                  or guaranteed by the U.S. government or its
                                  agencies or instrumentalities, and repurchase
                                  agreements secured by obligations of the U.S.
                                  government or its agencies or
                                  instrumentalities; (b) wholly owned finance
                                  companies will be considered to be in the
                                  industries of their parents if their
                                  activities are primarily related to financing
                                  the activities of their parents; and (c)
                                  utilities will be divided according to their
                                  services. For example, gas, gas transmission,
                                  electric and gas, electric, and telephone
                                  will each be considered a separate industry.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid           AmSouth Enhanced Market Fund may not invest      Pioneer Fund may not invest more than 15% of
securities                        more than 15% of its net assets in securities    its net assets in securities that are
                                  that are restricted as to resale, or for         illiquid and other securities that are not
                                  which no readily available market exists,        readily marketable. Repurchase agreements
                                  including repurchase agreements providing for    maturing in more than seven days will be
                                  settlement more than seven days after notice.    included for purposes of the foregoing limit.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing                         AmSouth Enhanced Market Fund may not borrow      Pioneer Fund may not borrow money, except the
                                  money or issue senior securities, except the     Fund may: (a) borrow from banks or through
                                  Fund may borrow from banks or enter into         reverse repurchase agreements in an amount up
                                  reverse repurchase agreements for temporary      to 33 1/3% of the Fund's total
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Enhanced Market Fund                     Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  emergency purposes in amounts up to 33 1/3%      assets (including the amount borrowed); (b)
                                  of the value of its total assets at the time     borrow up to an additional 5% of the Fund's
                                  of such borrowing. The Fund will not purchase    assets for temporary purposes; (c) obtain
                                  securities while borrowings (including           such short-term credits as are necessary for
                                  reverse repurchase agreements) in excess of      the clearance of portfolio transactions; (d)
                                  5% of its total assets are outstanding. In       purchase securities on margin to the extent
                                  addition, the Fund is permitted to               permitted by applicable law; and (e) engage
                                  participate in a credit facility whereby the     in transactions in mortgage dollar rolls that
                                  Fund may directly lend to and borrow money       are accounted for as financings.
                                  from other AmSouth funds for temporary
                                  purposes, provided that the loans are made in
                                  accordance with an order of exemption from
                                  the SEC and any conditions thereto.
------------------------------------------------------------------------------------------------------------------------------------
Lending                           AmSouth Enhanced Market Fund may not make        Pioneer Fund may not make loans, except that
                                  loans, except that the Fund may purchase or      the Fund may (i) lend portfolio securities in
                                  hold debt instruments in accordance with its     accordance with the Fund's investment
                                  investment objective and policies, lend Fund     policies, (ii) enter into repurchase
                                  securities in accordance with its investment     agreements, (iii) purchase all or a portion
                                  objective and policies and enter into            of an issue of publicly distributed debt
                                  repurchase agreements. In addition, the Fund     securities, bank loan participation
                                  is permitted to participate in a credit          interests, bank certificates of deposit,
                                  facility whereby the Fund may directly lend      bankers' acceptances, debentures or other
                                  to and borrow money from other AmSouth funds     securities, whether or not the purchase is
                                  for temporary purposes, provided that the        made upon the original issuance of the
                                  loans are made in accordance with an order of    securities, (iv) participate in a credit
                                  exemption from the SEC and any conditions        facility whereby the Fund may directly lend
                                  thereto.                                         to and borrow money from other affiliated
                                                                                   funds to the extent permitted under the
                                                                                   Investment Company Act or an exemption
                                                                                   therefrom, and (v) make loans in any other
                                                                                   manner consistent with applicable law, as
                                                                                   amended and interpreted or modified from time
                                                                                   to time by any regulatory authority having
                                                                                   jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------
Derivative instruments            AmSouth Enhanced Market Fund may invest in       Pioneer Fund may use futures and options on
                                  futures contracts and options thereon            securities, indices and currencies, forward
                                  (interest rate futures contracts or index        currency exchange contracts and other
                                  futures contracts, as applicable) to commit      derivatives. The Fund does not use
                                  funds awaiting investment, to maintain cash      derivatives as a primary investment technique
                                  liquidity or for other hedging purposes.         and generally limits their use to hedging.
                                  Stock futures and option contracts, stock        However, the Fund may use derivatives for a
                                  index futures and index option contracts may     variety of non-principal purposes, including:
                                  be used to hedge cash and maintain exposure
                                  to the U.S. equity market. The value of the      o  As a hedge against adverse changes in
                                  Fund's contracts may equal or exceed 100% of        stock market prices, interest rates or
                                  the Fund's total assets, although the Fund          currency exchange rates
                                  will not purchase or sell a futures contract
                                  unless immediately afterwards the aggregate      o  As a substitute for purchasing or selling
                                  amount of margin deposits on its existing           securities
                                  futures positions plus the amount of premiums
                                  paid for related futures options entered into    o  To increase the Fund's return as a
                                  for other than bona fide hedging purposes is        non-hedging strategy that may be
                                  5% or less of its net assets.                       considered speculative
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading                AmSouth Enhanced Market Fund may engage          Pioneer Fund does not usually trade for short-
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Enhanced Market Fund                     Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  in the technique of short-term trading. Such     term profits. The Fund will sell an
                                  trading involves the selling of securities       investment, however, even if it has only been
                                  held for a short-time, ranging from several      held for a short time, if it no longer meets
                                  months to less than a day. The object of such    the Fund's investment criteria.
                                  short-term trading is to increase the
                                  potential for capital appreciation and/or
                                  income of the Fund in order to take advantage
                                  of what OakBrook believes are changes in
                                  market, industry or individual company
                                  conditions or outlook.
------------------------------------------------------------------------------------------------------------------------------------
Other investment policies         As described above, the Funds have substantially similar principal investment strategies and
and restrictions                  policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                          Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Class A sales charges             Class A shares are offered with an initial       Class A shares are offered with an initial
and Rule 12b-1 Fees               sales charge of up to 5.50% of the offering      sales charge of up to 5.75% of the offering
                                  price, which is reduced depending upon the       price, which is reduced or waived for large
                                  amount invested or, in certain circumstances,    purchases and certain types of investors. At
                                  waived. Class A shares bought as part of an      the time of your purchase, your investment
                                  investment of $1 million or more are not         firm may receive a commission from Pioneer
                                  subject to an initial sales charge, but may      Funds Distributor, Inc. ("PFD"), the Fund's
                                  be charged a contingent deferred sales charge    distributor, of up to 5% declining as the
                                  ("CDSC") of 1.00% if sold within one year of     size of your investment increases.
                                  purchase.
                                                                                   There is no CDSC, except in certain
                                  Class A shares pay a shareholder servicing       circumstances when the initial sales charge
                                  fee (12b-1) of up to 0.25% of average daily      is waived.
                                  net assets.
                                                                                   Class A shares are subject to distribution
                                                                                   and service (12b-1) fees of up to 0.25% of
                                                                                   average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Class B sales charges             Class B shares are offered without an initial    Class B shares are offered without an initial
and Rule 12b-1 fees               sales charge, but are subject to a CDSC of up    sales charge, but are subject to a CDSC of up
                                  to 5%. For Class B shares purchased prior to     to 4% if you sell your shares. The charge is
                                  the combination of AmSouth Funds with ISG        reduced over time and is not charged after
                                  Funds, the CDSC on such Class B shares held      five years. Your investment firm may receive
                                  continuously declines over six years,            a commission from PFD, the Fund's
                                  starting with year one and ending in year        distributor, at the time of your purchase of
                                  seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all      up to 4%.
                                  other Class B shares held continuously, the
                                  CDSC declines over six years, starting with      Class B shares are subject to distribution
                                  year one and ending in year seven from: 5%,      and service (12b-1) fees of up to 1% of
                                  4%, 3%, 3%, 2%, 1%. Eight years after            average daily net assets.
                                  purchase (seven years in the case of shares
                                  acquired in the ISG combination), Class B        Maximum purchase of Class B shares in a
                                  shares automatically convert to Class A          single transaction is $49,999.
                                  shares.
                                                                                   Class B shares acquired through the
                                  Class B shares pay a shareholder servicing       Reorganization will be subject to the CDSC
                                  fee (non 12b-1) of up to 0.25% of average        and commission schedules applicable to the
                                  daily net assets and a distribution (12b-1)
                                  fee of 0.75%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Enhanced Market Fund                     Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  of average daily net assets.                     original purchase.

                                  Maximum investment for all Class B purchases
                                  by a shareholder for the Fund's shares is
                                  $99,999.
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y sales         AmSouth Enhanced Market Fund does not impose     The Fund does not impose any initial,
charges and Rule 12b-1 fees       any initial or CDSC on Class I shares.           contingent deferred or asset based sales
                                                                                   charge on Class Y shares.
                                  The Fund may impose a shareholder servicing
                                  fee (non 12b-1) of up to 0.15% of average        The distributor incurs the expenses of
                                  daily net assets.                                distributing the Fund's Class Y shares, none
                                                                                   of which are reimbursed by the Fund or the
                                                                                   Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------------
Management and other fees         AmSouth Enhanced Market Fund pays an advisory    Pioneer Fund pays Pioneer an annual basic fee
                                  fee on a monthly basis at an annual rate of      of 0.60% of the Fund's average daily net
                                  0.35% of the Fund's average daily net assets.    assets. The fee is computed daily and paid
                                                                                   monthly.
                                  ASO Services Company, Inc. ("ASO") serves as
                                  administrator and fund accounting agent for      Pioneer's fee increases or decreases
                                  the Fund. The Fund pays ASO an administrative    depending upon whether the Fund's performance
                                  services fee of 0.15% of the Fund's average      exceeds, or is exceeded by, that of the S&P
                                  daily net assets.                                500 Index over a rolling three year
                                                                                   performance period. Each percentage point of
                                  Other expenses of the Fund are being limited     difference between the performance of the
                                  to 0.50% for Class A shares, 0.50% for Class     Class A shares and the index (limited to a
                                  B shares and 0.35% for Class I shares. Any       maximum of +/-10) is multiplied by a
                                  fee waiver or expense reimbursement              performance rate adjustment of 0.01%. As a
                                  arrangement is voluntary and may be              result, the fee is subject to a maximum
                                  discontinued at any time.                        annualized rate adjustment of +/-0.10%. This
                                                                                   performance comparison is made at the end of
                                  For the fiscal year ended July 31, 2004, the     each month. An appropriate monthly percentage
                                  Fund's annual operating expenses for Class A     of this annual rate (based on the number of
                                  shares, after giving effect to the expense       days in the current month) is then applied to
                                  limitation were 0.85%, and without giving        the Fund's average net assets for the entire
                                  effect to the expense limitation, were 0.87%     36-month performance period, giving a dollar
                                  of average daily net assets.                     amount that is added to (or subtracted from)
                                                                                   the basic fee. In addition, the fee is also
                                  For the fiscal year ended July 31, 2004, the     further limited to a maximum annualized rate
                                  Fund's annual operating expenses for Class B     adjustment of +/-0.10% (i.e., the management
                                  shares, after giving effect to the expense       fee will not exceed 0.70% or be less than
                                  limitation were 1.60%, and without giving        0.50%) on average daily net assets for the
                                  effect to the expense limitation, were 1.62%     current year. However, Pioneer currently is
                                  of average daily net assets.                     waiving the lower limitation on its fee, but
                                                                                   may reimpose it in the future. Because any
                                  For the fiscal year ended July 31, 2004, the     adjustments to the basic fee begin with the
                                  Fund's annual operating expenses for Class I     comparative performance of the Fund and the
                                  shares, after giving effect to the expense       performance record of the index, the
                                  limitation were 0.70%, and without giving        controlling factor is not whether fund
                                  effect to the expense limitation, were 0.77%     performance is up or down, but whether it is
                                  of average daily net assets.                     up or down more or less than the performance
                                                                                   record of the index, regardless of general
                                                                                   market performance. During its most
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Enhanced Market Fund                     Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   recent fiscal year, the Pioneer Fund paid an
                                                                                   advisory fee at an average rate of 0.53% of
                                                                                   average daily net assets.

                                                                                   In addition, the Fund reimburses Pioneer for
                                                                                   certain fund accounting and legal expenses
                                                                                   incurred on behalf of the Fund and pays a
                                                                                   separate shareholder servicing/transfer
                                                                                   agency fee to PIMSS, an affiliate of Pioneer.

                                                                                   For the fiscal year ended December 31, 2004,
                                                                                   the Fund's total annual operating expenses
                                                                                   for Class A shares were 1.06% of average
                                                                                   daily net assets.

                                                                                   For the fiscal year ended December 31, 2004,
                                                                                   the Fund's total annual operating expenses
                                                                                   for Class B shares were 1.92% of average
                                                                                   daily net assets.

                                                                                   For the fiscal year ended December 31, 2004,
                                                                                   the Fund's total annual operating expenses
                                                                                   for Class Y shares were 0.61% of average
                                                                                   daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Buying shares                     You may buy shares of the Fund directly          You may buy shares from any investment firm
                                  through BISYS Fund Services, the Fund's          that has a sales agreement with PFD, the
                                  distributor, or through brokers, registered      Pioneer Fund's distributor.
                                  investment advisers, banks and other
                                  financial institutions that have entered into    If the account is established in the
                                  selling agreements with the Fund's               shareholder's own name, shareholders may also
                                  distributor, as described in the Fund's          purchase additional shares of the Pioneer
                                  prospectus.                                      Fund by telephone or online.

                                  Certain account transactions may be done by
                                  telephone.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares                 You can exchange your shares in the Fund for     You may exchange your shares for shares of
                                  shares of the same class of another AmSouth      the same class of another Pioneer mutual
                                  Fund, usually without paying additional sales    fund. Your exchange request must be for at
                                  charges. You must meet the minimum investment    least $1,000. The Fund allows you to exchange
                                  requirements for the Fund into which you are     your shares at net asset value without
                                  exchanging. Exchanges from one Fund to           charging you either an initial or contingent
                                  another are taxable. Class A shares may be       deferred shares charge at the time of the
                                  exchanged for Class I shares of the same Fund    exchange. Shares you acquire as part of an
                                  or another AmSouth Fund if you become            exchange will continue to be subject to any
                                  eligible to purchase Class I shares. Class I     contingent deferred sales charge that applies
                                  shares may be exchanged for Class A shares of    to the shares you originally purchased. When
                                  the same Fund. No transaction fees are           you ultimately sell your shares, the date of
                                  currently charged for exchanges.                 your original purchase will determine your
                                                                                   contingent deferred sales charge. An exchange
                                  If you sell your shares or exchange them for     generally is treated as a sale and a new
                                  shares of another AmSouth Fund within 7 days     purchase of shares for federal income tax
                                  of the date of purchase, you will be charged     purposes.
                                  a 2.00% fee on the current net asset value of
                                  the
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Enhanced Market Fund                     Pioneer Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  shares sold or exchanged. The fee is paid to     After you establish an eligible fund account,
                                  the Fund to offset the costs associated with     you can exchange Fund shares by telephone or
                                  short-term trading, such as portfolio            online.
                                  transaction and administrative costs.

                                  The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                                  The fee will be charged on all covered
                                  redemptions and exchanges, including those
                                  made through retirement plan, brokerage and
                                  other types of omnibus accounts (except where
                                  it is not practical for the plan
                                  administrator or brokerage firm to implement
                                  the fee). The Fund will not impose the
                                  redemption fee on a redemption or exchange of
                                  shares purchased upon the reinvestment of
                                  dividend and capital gain distributions.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares                    Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.
                                  --------------------------------------------------------------------------------------------------
                                  You may sell your shares by contacting the       Normally, your investment firm will send your
                                  Fund directly in writing or by telephone or      request to sell shares to PIMSS. You can also
                                  by contacting a financial intermediary as        sell your shares by contacting the Fund
                                  described in the Fund's prospectus.              directly if your account is registered in
                                                                                   your name.

                                                                                   If the account is established in the
                                                                                   shareholder's own name, shareholders may also
                                                                                   redeem shares of the Pioneer Fund by
                                                                                   telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o In the case of the Pioneer Fund, value stocks fall out of favor with investors

     o The Fund's assets remain undervalued or do not have the potential value originally expected

     o Stocks selected for income do not achieve the same return as securities selected for capital growth

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                  AmSouth Enhanced Market Fund --Class A Shares
                          Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

 1999    2000     2001    2002   2003    2004
21.05   -8.24   -12.58  -23.47  27.81   10.05

* During the period shown in the bar chart since the Fund's inception September 1, 1998, your AmSouth Fund's highest quarterly return was 15.38% for the quarter ended June 30, 2003, and the lowest quarterly return was -18.14% for the quarter ended September 30, 2002.

                         Pioneer Fund -- Class A Shares
                          Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

 1995   1996     1997    1998    1999   2000      2001    2002   2003    2004
26.76   19.7    38.47   29.09   15.54   0.12    -11.13  -20.26  24.58   11.64

* During the period shown in the bar chart Pioneer Fund's highest quarterly return was 22.33% for the quarter ended December 31, 1998, and the lowest quarterly return was -18.18% for the quarter ended September 30, 2002.

                          AmSouth Enhanced Market Fund
              Average Annual Total Returns as of December 31, 2004

---------------------------------------------------------------------------------------------------------------------------------
                                                                          1 Year             5 Years          Since Inception
                                                                                                                 (9/1/98)
---------------------------------------------------------------------------------------------------------------------------------
AmSouth Enhanced Marked Fund, Class A Shares(1)
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                         3.98%              -3.99%             3.82%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                         3.01%              -4.39%             3.21%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                 3.24%              -3.48%             3.01%
---------------------------------------------------------------------------------------------------------------------------------
AmSouth Enhanced Marked Fund, Class B Shares(1)
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                         4.18%              -4.00%             3.95%
---------------------------------------------------------------------------------------------------------------------------------
AmSouth Enhanced Market Fund, Class I Shares(2)
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                        10.14%              -2.75%             4.91%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                         9.09%              -3.19%             4.25%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                 7.28%              -2.47%             3.93%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                           10.87%              -2.30%             4.71%
(reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------------------------

(1) Class A shares were first offered on 9/1/98. Performance for the Class B shares, which were first offered on 9/2/98, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date. The historical performance of the Class B shares has been restated to reflect the Fund's Class B shares distribution (12b-1) fees and the contingent deferred sales charge.

(2) Performance for the Class I shares, which were first offered on 12/11/98, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date.

(3) The S&P 500, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

The above table shows the impact of taxes on AmSouth Enhanced Market Fund's returns. After-tax returns are only shown for Class A shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                  Pioneer Fund
              Average Annual Total Returns as of December 31, 2004

------------------------------------------------------------------------------------------------------------------------------------
                                                                 1 Year        5 Years         10 Years         Since Inception
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Fund, Class A shares
------------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                5.21%         -1.44%           11.29%         12.50% (2/13/28)
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                             4.90%         -1.95%           10.00%          8.84%
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund               3.37%         -1.42%            9.36%          8.73%
Shares(1)
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Fund, Class B shares
------------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                6.68%         -1.14%               N/A         9.01% (7/1/96)
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Fund, Class Y shares
------------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                               12.15%          0.16%            0.16%         12.61% (2/13/28)(3)
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                            11.64%         -0.49%           -0.49%          8.94%
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund               7.78%         -0.15%           -0.15%          8.83%
Shares(1)
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(2)                                                  10.87%         -2.30%           -2.30%         10.11%(4)
(reflects no deduction for fees, expenses or taxes)
------------------------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

(3) Reflects the inception date of the Fund's Class A shares. The inception date of the Fund's Class Y shares was May 6, 1999.

(4) Reflects the return of the index since the inception of Class A shares. The return of the index is 8.90% since the inception of Class B shares.

     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Enhanced Market Fund, the expenses of AmSouth Enhanced Marked Fund for the period ended January 31, 2005, and (ii) for Pioneer Fund, the expenses of Pioneer Fund for the period ended October 31, 2004. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Fund assuming the Reorganization occurred on October 31, 2004.

------------------------------------------------------------------------------------------------------------------------------------
Shareholder         AmSouth       Pioneer    Combined    AmSouth       Pioneer   Combined    AmSouth       Pioneer    Combined
transaction        Enhanced        Fund      Fund (Pro   Enhanced       Fund     Fund (Pro   Enhanced       Fund      Fund (Pro
fees (paid          Marked                    Forma)      Marked                   Forma)     Marked                    Forma)
directly from       Fund(1)                               Fund(1)                             Fund(1)
your
investment)         Class A      Class A      Class A     Class B     Class B     Class B     Class I      Class Y     Class Y
------------------------------------------------------------------------------------------------------------------------------------
 Maximum sales     5.50%(2)      5.75%(2)    5.75%(2)       None        None        None        None        None         None
 charge (load)
 when you buy
  shares as a
 percentage of
offering price
------------------------------------------------------------------------------------------------------------------------------------
    Maximum          None          None        None       5.00%(3)     4.00%       4.00%        None        None         None
deferred sales
 charge (load)
     as a
 percentage of
purchase price
 or the amount
  you receive
 when you sell
    shares,
 whichever is
     less
------------------------------------------------------------------------------------------------------------------------------------
  Redemption       2.00%(4)        None        None       2.00%(4)      None        None      2.00%(4)      None         None
     fees
------------------------------------------------------------------------------------------------------------------------------------
  Annual fund
   operating
   expenses
(deducted from
 fund assets)
  (as a % of
  average net
    assets)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Shareholder         AmSouth       Pioneer    Combined    AmSouth       Pioneer   Combined    AmSouth       Pioneer    Combined
transaction        Enhanced        Fund      Fund (Pro   Enhanced       Fund     Fund (Pro   Enhanced       Fund      Fund (Pro
fees (paid          Marked                    Forma)      Marked                   Forma)     Marked                    Forma)
directly from       Fund(1)                               Fund(1)                             Fund(1)
your
investment)         Class A      Class A      Class A     Class B     Class B     Class B     Class I      Class Y     Class Y
------------------------------------------------------------------------------------------------------------------------------------
Management fee       0.35%       0.53%(6)    0.53%(6)      0.35%      0.53%(6)    0.53%(6)     0.35%      0.53%(6)     0.53%(6)
------------------------------------------------------------------------------------------------------------------------------------
 Distribution        None         0.25%        0.25%       0.75%       1.00%       1.00%        None        None         None
  and service
  (12b-1) fee
------------------------------------------------------------------------------------------------------------------------------------
Other expenses     0.65%(5)       0.28%        0.27%      0.71%(5)     0.40%       0.39%      0.53%(5)      0.01%       0.07%
------------------------------------------------------------------------------------------------------------------------------------
  Total fund         1.00%       1.06%(7)      1.05%       1.81%      1.93%(7)     1.92%       0.88%      0.61%(7)      0.60%
   operating
   expenses
------------------------------------------------------------------------------------------------------------------------------------
    Expense          0.09%         N/A          N/A        0.15%        N/A         N/A        0.12%         N/A         N/A
reimbursement/
   reduction
------------------------------------------------------------------------------------------------------------------------------------
   Net fund          0.91%        1.06%        1.05%       1.66%       1.93%       1.92%       0.76%        0.61%       0.60%
   operating
   expenses
------------------------------------------------------------------------------------------------------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses for your AmSouth Fund are being limited to 0.56% for Class A shares, 0.56% for Class B shares and 0.41% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) Pioneer Fund pays a management fee that ranges from 0.50% to 0.70% of average daily net assets based on its performance.

(7) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

------------------------------------------------------------------------------------------------------------
Number of years you   AmSouth Enhanced Marked Fund           Pioneer Fund               Combined Fund
  own your shares                                                                       (Pro Forma)
------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------
Year 1                            $646                           $667                       $676
------------------------------------------------------------------------------------------------------------
Year 3                            $851                           $893                       $890
------------------------------------------------------------------------------------------------------------
Year 5                           $1,072                         $1,126                     $1,121
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Year 10                          $1,707                         $1,795                     $1,784
------------------------------------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
------------------------------------------------------------------------------------------------------------
Year 1                            $684                           $596                       $595
------------------------------------------------------------------------------------------------------------
Year 3                            $869                           $906                       $903
------------------------------------------------------------------------------------------------------------
Year 5                           $1,180                         $1,142                     $1,137
------------------------------------------------------------------------------------------------------------
Year 10                          $1,914                         $2,028                     $2,017
------------------------------------------------------------------------------------------------------------
 Class B -- assuming no redemption
------------------------------------------------------------------------------------------------------------
Year 1                            $184                           $196                       $195
------------------------------------------------------------------------------------------------------------
Year 3                            $569                           $606                       $603
------------------------------------------------------------------------------------------------------------
Year 5                            $980                          $1,042                     $1,037
------------------------------------------------------------------------------------------------------------
Year 10                          $1,914                         $2,028                     $2,017
------------------------------------------------------------------------------------------------------------
                                 Class I                                    Class Y
------------------------------------------------------------------------------------------------------------
Year 1                             $90                           $62                         $61
------------------------------------------------------------------------------------------------------------
Year 3                            $281                           $195                       $192
------------------------------------------------------------------------------------------------------------
Year 5                            $488                           $340                       $335
------------------------------------------------------------------------------------------------------------
Year 10                           $1084                          $762                       $750
------------------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Enhanced Market Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, after the Reorganization, the combined Fund will have an asset size substantially larger than that of your AmSouth Fund, which may allow the combined Fund to achieve significant economies of scale in investments or expenses.

     Third, the historical investment performance of Pioneer Fund is superior to your AmSouth Fund's investment performance. For the one and five year periods ended December 31, 2004, Class A shares of Pioneer Fund had an average annual return of 5.21% (one year); and -1.44% (five year); compared to an average annual return of the Class A shares of your AmSouth Fund of 3.98% (one year); and -3.99% (five year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Fourth, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $26.7 billion in equity securities. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges.

     Fifth, the Trustees recognized that Pioneer Fund's operating expenses for Class A and Class B shares, both gross and net of expense limitations, and its management fee, are higher than your Fund's expenses for Class A and Class B shares and your Fund's management fee. They also noted that on a pro forma basis, after giving effect to the Reorganization, the expenses of the Pioneer Fund's Class A and Class B shares were estimated to be higher that your Fund's expenses for Class A and Class B shares both on a gross and a net basis, though the gross and net expenses of your Fund's Class I shares would decline. The Trustees noted that the differential in fees can be explained by the fact that the Pioneer Fund is more actively managed, while the AmSouth Fund is an enhanced index fund, and index funds traditionally have substantially lower fees than actively managed funds. The Trustees considered that the other advantages of the Reorganization were sufficient to make up for the higher expenses of the Pioneer Fund. The Trustees also considered that the aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduced per share expenses.

     Sixth, the substantially larger size of Pioneer Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Seventh, the Class A, B and Y shares of Pioneer Fund received in the Reorganization will provide AmSouth Enhanced Market Fund shareholders with exposure to substantially the same investment product as they currently have.

     Eighth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares. Although the Reorganization will result in a per share increase in net unrealized capital gains and decrease in capital loss carryforwards, the potential negative tax consequences of these aspects of the Reorganization are outweighed by the advantages of the Reorganization.

     Pioneer and AmSouth Bank will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of the AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

--------------------------------------------------------------------------------------------------------------------
                                                            AmSouth Enhanced                       Pro Forma Pioneer
                                                              Market Fund         Pioneer Fund            Fund
                                                              May 31, 2005        May 31, 2005        May 31, 2005
--------------------------------------------------------------------------------------------------------------------
Total Net Assets (in thousands)                                 $190,688           $6,958,502          $7,149,190
--------------------------------------------------------------------------------------------------------------------
     Class A shares ...................................         $27,264            $5,448,914          $5,476,179
--------------------------------------------------------------------------------------------------------------------
     Class B shares ...................................         $10,392             $492,629            $503,021
--------------------------------------------------------------------------------------------------------------------
     Class I/Y shares .................................         $153,032            $164,592            $317,624
--------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
--------------------------------------------------------------------------------------------------------------------
     Class A shares ...................................          $11.66              $41.71              $41.71
--------------------------------------------------------------------------------------------------------------------
     Class B shares ...................................          $11.39              $40.73              $40.73
--------------------------------------------------------------------------------------------------------------------
     Class I/Y shares .................................          $11.69              $41.84              $41.84
--------------------------------------------------------------------------------------------------------------------
Shares Outstanding
--------------------------------------------------------------------------------------------------------------------
     Class A shares ...................................        $2,337,280         $130,631,789        $131,285,421
--------------------------------------------------------------------------------------------------------------------
     Class B shares ...................................         $912,719           $12,094,860        $12,350,007
--------------------------------------------------------------------------------------------------------------------
     Class I/Y shares .................................       $13,094,306          $3,933,930          $7,591,555
--------------------------------------------------------------------------------------------------------------------

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

         For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

         The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                             AmSouth Value Fund and
                               Pioneer Value Fund

                                  PROPOSAL 1(d)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

     Each Fund invests primarily in equity securities of U.S. issuers using a value oriented investment approach and, consequently, the Funds have similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

             Comparison of AmSouth Value Fund to Pioneer Value Fund

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
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                                  AmSouth Value Fund                               Pioneer Value Fund
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
Business                          A diversified series of AmSouth Funds, an        A diversified open-end management investment
                                  open-end management investment company           company organized as a Delaware statutory
                                  organized as a Massachusetts business trust.     trust.
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Net assets as of March 31,        $498.2 million                                   $4,066.0 million
2005
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Investment advisers and           Investment Adviser:                              Investment Adviser:
portfolio managers                AAMI                                             Pioneer

                                  Portfolio Manager:                               Portfolio Managers:
                                  AmSouth Value Fund is managed by Brian B.        Day-to-day management of Pioneer Value Fund's
                                  Sullivan, CFA (since June 2004). Mr. Sullivan    portfolio is the responsibility of J. Rodman
                                  has been an officer of AAMI since 1996 and       Wright, lead portfolio manager. Mr. Wright is
                                  joined AmSouth Bank in 1982. Prior to serving    supported by Aaron C. Clark, portfolio
                                  as Director of Fixed Income for AmSouth          manager, and the domestic equity team.
                                  Bank's Trust Department, Mr. Sullivan managed    Members of this team manage other Pioneer
                                  equity portfolios and held the position of       funds investing primarily in U.S. equity
                                  equity research coordinator for AmSouth          securities.
                                  Bank's Trust Department.
                                                                                   Mr. Wright is a senior vice president of
                                                                                   Pioneer and strategy director of the value
                                                                                   team. He joined Pioneer in 1994 as an analyst
                                                                                   and has been an investment professional since
                                                                                   1988. Mr. Clark is a vice president and
                                                                                   joined Pioneer in 2004 as a portfolio
                                                                                   manager. Prior to joining Pioneer, Mr. Clark
                                                                                   was employed as a portfolio manager at Morgan
                                                                                   Stanley Investment Management from 1997 to
                                                                                   2004 and has been an investment professional
                                                                                   since 1992.
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Investment objective              AmSouth Value Fund seeks long-term capital       Pioneer Value Fund seeks reasonable income
                                  growth by investing primarily in a               and capital growth primarily through equity
                                  diversified portfolio of common stock and        securities.
                                  securities
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                                  AmSouth Value Fund                               Pioneer Value Fund
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
                                  convertible into common stock, such as
                                  convertible bonds and convertible preferred
                                  stock. The production of current income is an
                                  incidental objective.
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Primary investments               AmSouth Value Fund normally invests at least     Pioneer Value Fund seeks to invest in a broad
                                  80% of its total assets in common stocks and     list of carefully selected, reasonably priced
                                  securities convertible into common stocks,       securities rather than in securities whose
                                  such as convertible bonds and convertible        prices reflect a premium resulting from their
                                  preferred stocks. The Fund invests primarily     current market popularity. Pioneer Value Fund
                                  in common stocks that AAMI believes to be        invests the major portion of its assets in
                                  undervalued.                                     equity securities, primarily of U.S. issuers.
                                                                                   For purposes of the Fund's investment
                                                                                   policies, equity securities include common
                                                                                   stocks, convertible debt and other equity
                                                                                   instruments, such as depositary receipts,
                                                                                   warrants, rights and preferred stocks.

                                                                                   Pioneer Value Fund may invest up to 25% of
                                                                                   its assets in the equity securities of
                                                                                   non-U.S. companies.
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Investment strategies             In managing the AmSouth Value Fund's             Pioneer uses a "value" approach to select
                                  portfolio, AAMI combines fundamental and         Pioneer Value Fund's investments. Pioneer
                                  quantitative analysis with risk management to    evaluates a security's potential value,
                                  identify value opportunities, construct the      including the attractiveness of its market
                                  portfolio and make purchase and sale             valuation, based on the company's assets and
                                  decisions. AAMI selects investments it           prospects for earnings and revenue growth.
                                  believes have basic investment value that        Factors Pioneer looks for in selecting
                                  will eventually be recognized by other           investments include:
                                  investors, thus increasing their value to the
                                  Fund.                                            o  Above average potential for earnings and
                                                                                      revenue growth

                                                                                   o  Favorable expected returns relative to
                                                                                      perceived risks

                                                                                   o  Management with demonstrated ability and
                                                                                      commitment to the company

                                                                                   o  Low market valuations relative to earnings
                                                                                      forecast, book value, cash flow and sales

                                                                                   o  Turnaround potential for companies that
                                                                                      have been through difficult periods

                                                                                   o  Good prospects for dividend growth
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Other investments                 AmSouth Value Fund may invest up to 20% of       Pioneer Value Fund may invest up to 25% of
                                  the value of its total assets in preferred       its assets in the equity securities of
                                  stocks, corporate bonds, notes, and warrants,    non-U.S. companies. The Fund will not invest
                                  and short-term money market instruments.         more than 5% of its total assets in the
                                                                                   securities of emerging market issuers.
                                  AmSouth Value Fund may purchase securities on
                                  a when-issued basis (i.e., for delivery          Pioneer Value Fund may invest the balance of
                                  beyond the normal settlement date at a stated    its assets in debt securities of corporate
                                  price and yield). The Fund expects that          and government issuers. The Fund may invest
                                                                                   up
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                                  AmSouth Value Fund                               Pioneer Value Fund
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
                                  commitments to purchase "when-issued"            to 5% of its net assets in below investment
                                  securities will not exceed 25% of the value      grade debt securities issued by both U.S. and
                                  of its total assets under normal market          non-U.S. corporate and government issuers,
                                  conditions, and that a commitment to purchase    including convertible debt securities.
                                  "when-issued" securities will not exceed 60
                                  days.
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Temporary defensive strategies    When AAMI determines adverse market              Pioneer Value Fund may invest all or part of
                                  conditions exist, AmSouth Value Fund may         its assets in securities with remaining
                                  invest entirely in cash positions, directly      maturities of less than one year, cash
                                  in U.S. Government securities and short-term     equivalents or may hold cash.
                                  paper, such as bankers' acceptances.
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Diversification                   Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code").
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Industry concentration            AmSouth Value Fund may not purchase any          Pioneer Value Fund may not invest more than
                                  securities which would cause more than 25% of    25% of its assets in any one industry.
                                  the value of the Fund's total assets at the
                                  time of purchase to be invested in securities
                                  of one or more issuers conducting their
                                  principal business activities in the same
                                  industry, provided that (a) there is no
                                  limitation with respect to obligations issued
                                  or guaranteed by the U.S. government or its
                                  agencies or instrumentalities, and repurchase
                                  agreements secured by obligations of the U.S.
                                  government or its agencies or
                                  instrumentalities; (b) wholly owned finance
                                  companies will be considered to be in the
                                  industries of their parents if their
                                  activities are primarily related to financing
                                  the activities of their parents; and (c)
                                  utilities will be divided according to their
                                  services. For example, gas, gas transmission,
                                  electric and gas, electric, and telephone
                                  will each be considered a separate industry.
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Restricted and illiquid           AmSouth Value Fund may not invest more than      Pioneer Value Fund may not invest more than
securities                        15% of its net assets in securities that are     15% of its net assets in securities that are
                                  restricted as to resale, or for which no         illiquid and other securities that are not
                                  readily available market exists, including       readily marketable. Repurchase agreements
                                  repurchase agreements providing for              maturing in more than seven days will be
                                  settlement more than seven days after notice.    included for purposes of the foregoing limit.
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Borrowing                         AmSouth Value Fund may not borrow money or       Pioneer Value Fund may not borrow money,
                                  issue senior securities, except that the Fund    except the Fund may: (a) borrow from banks or
                                  may borrow from banks or enter into reverse      through reverse repurchase agreements in an
                                  repurchase agreements for temporary emergency    amount up to 33 1/3% of the Fund's total
                                  purposes in amounts up to 33 1/3% of the         assets (including the amount borrowed); (b)
                                  value of its total assets at the time of such    to the extent permitted by applicable law,
                                  borrowing. The Fund will not purchase            borrow up to an additional 5% of the Fund's
                                  securities while borrowings (including           assets for temporary purposes; (c) obtain
                                  reverse repurchase agreements) in excess of      such short-term credits as are necessary for
                                  5% of its total assets are outstanding. In       the clearance of portfolio transactions; (d)
                                  addition, the Fund is permitted to               purchase securities on margin to the extent
                                  participate in a credit                          permitted by
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                                  AmSouth Value Fund                               Pioneer Value Fund
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
                                  facility whereby the Fund may directly lend      applicable law; and (e) engage in
                                  to and borrow money from other AmSouth funds     transactions in mortgage dollar rolls that
                                  for temporary purposes, provided that the        are accounted for as financings.
                                  loans are made in accordance with an order of
                                  exemption from the SEC and any conditions
                                  thereto.
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Lending                           AmSouth Value Fund may not make loans, except    Pioneer Value Fund may not make loans, except
                                  that the Fund may purchase or hold debt          that the Fund may (i) lend portfolio
                                  instruments in accordance with its investment    securities in accordance with the Fund's
                                  objective and policies, lend Fund securities     investment policies, (ii) enter into
                                  in accordance with its investment objective      repurchase agreements, (iii) purchase all or
                                  and policies and enter into repurchase           a portion of an issue of publicly distributed
                                  agreements. In addition, the Fund is             debt securities, bank loan participation
                                  permitted to participate in a credit facility    interests, bank certificates of deposit,
                                  whereby the Fund may directly lend to and        bankers' acceptances, debentures or other
                                  borrow money from other AmSouth Funds for        securities, whether or not the purchase is
                                  temporary purposes, provided that the loans      made upon the original issuance of the
                                  are made in accordance with an order of          securities, (iv) participate in a credit
                                  exemption from the SEC and any conditions        facility whereby the Fund may directly lend
                                  thereto.                                         to and borrow money from other affiliated
                                                                                   funds to the extent permitted under the
                                                                                   Investment Company Act or an exemption
                                                                                   therefrom, and (v) make loans in any other
                                                                                   manner consistent with applicable law, as
                                                                                   amended and interpreted or modified from time
                                                                                   to time by any regulatory authority having
                                                                                   jurisdiction.
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Derivative instruments            AmSouth Value Fund may invest in futures         Pioneer Value Fund may use futures and
                                  contracts and options thereon (interest rate     options on securities, indices and
                                  futures contracts or index futures contracts,    currencies, forward currency exchange
                                  as applicable) to commit funds awaiting          contracts and other derivatives. The Fund
                                  investment, to maintain cash liquidity or for    does not use derivatives as a primary
                                  other hedging purposes. The value of the         investment technique and generally limits
                                  Fund's contracts may equal or exceed 100% of     their use to hedging. However, the Fund may
                                  the Fund's total assets, although the Fund       use derivatives for a variety of
                                  will not purchase or sell a futures contract     non-principal purposes, including:
                                  unless immediately afterwards the aggregate
                                  amount of margin deposits on its existing        o  As a hedge against adverse changes in
                                  futures positions plus the amount of premiums       stock market prices, interest rates or
                                  paid for related futures options entered into       currency exchange rates
                                  for other than bona fide hedging purposes is
                                  5% or less of its net assets.                    o  As a substitute for purchasing or selling
                                                                                      securities

                                                                                   o  To increase the Fund's return as a
                                                                                      non-hedging strategy that may be
                                                                                      considered speculative
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Short-term trading                AmSouth Value Fund may engage in the             Pioneer Value Fund does not usually trade for
                                  technique of short-term trading. Such trading    short-term profits. The Fund will sell an
                                  involves the selling of securities held for a    investment, however, even if it has only been
                                  short-time, ranging from several months to       held for a short time, if it no longer meets
                                  less than a day. The object of such              the Fund's investment criteria.
                                  short-term trading is to increase the
                                  potential for capital appreciation and/or
                                  income of the Fund in order to take advantage
                                  of what AAMI believes
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                                       4
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
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                                  AmSouth Value Fund                               Pioneer Value Fund
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
                                  are changes in market, industry or individual
                                  company outlook.
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Other investment policies         As described above, the Funds have substantially similar principal investment strategies and
and restrictions                  policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
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                                                              Buying, Selling and Exchanging Shares
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Class A sales charges and         Class A shares are offered with an initial       Class A shares are offered with an initial
Rule 12b-1 Fees                   sales charge of up to 5.50% of the offering      sales charge of up to 5.75% of the offering
                                  price, which is reduced depending upon the       price, which is reduced or waived for large
                                  amount invested or, in certain circumstances,    purchases and certain types of investors. At
                                  waived. Class A shares bought as part of an      the time of your purchase, your investment
                                  investment of $1 million or more are not         firm may receive a commission from Pioneer
                                  subject to an initial sales charge, but may      Funds Distributor, Inc. ("PFD'), the Fund's
                                  be charged a contingent deferred sales charge    distributor, of up to 5% declining as the
                                  ("CDSC") of 1.00% if sold within one year of     size of your investment increases.
                                  purchase.
                                                                                   There is no CDSC, except in certain
                                  Class A shares pay a shareholder servicing       circumstances when the initial sales charge
                                  fee (non 12b-1) of up to 0.25% of average        is waived.
                                  daily net assets.
                                                                                   Class A shares are subject to distribution
                                                                                   and service (12b-1) fees of up to 0.25% of
                                                                                   average daily net assets.
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Class B sales charges and         Class B shares are offered without an initial    Class B shares are offered without an initial
Rule 12b-1 fees                   sales charge, but are subject to a CDSC of up    sales charge, but are subject to a CDSC of up
                                  to 5%. For Class B shares purchased prior to     to 4% if you sell your shares. The charge is
                                  the combination of AmSouth Funds with ISG        reduced over time and is not charged after
                                  Funds, the CDSC on such Class B shares held      five years. Your investment firm may receive
                                  continuously declines over six years,            a commission from PFD, the Fund's
                                  starting with year one and ending in year        distributor, at the time of your purchase of
                                  seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all      up to 4%.
                                  other Class B shares held continuously, the
                                  CDSC declines over six years, starting with      Class B shares are subject to distribution
                                  year one and ending in year seven from: 5%,      and service (12b-1) fees of up to 1% of
                                  4%, 3%, 3%, 2%, 1%. Eight years after            average daily net assets.
                                  purchase (seven years in the case of shares
                                  acquired in the ISG combination), Class B        Maximum purchase of Class B shares in a
                                  shares automatically convert to Class A          single transaction is $49,999.
                                  shares.
                                                                                   Class B shares acquired through the
                                  Class B shares pay a shareholder servicing       Reorganization will be subject to the CDSC
                                  fee (non 12b-1) of up to 0.25% of average        and commission schedules applicable to the
                                  daily net assets and a distribution (12b-1)      original purchase.
                                  fee of 0.75% of average daily net assets.

                                  Maximum investment for all Class B purchases
                                  by a shareholder for the Fund's shares is
                                  $99,999.
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Class I and Class Y               AmSouth Value Fund does not impose any           The Fund does not impose any initial,
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
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                                  AmSouth Value Fund                               Pioneer Value Fund
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
sales charges and                 initial or CDSC on Class I shares.               contingent deferred or asset based sales
Rule 12b-1 fees                                                                    charge on Class Y shares.
                                  The Fund may impose a shareholder servicing
                                  fee (non 12b-1) of up to 0.15% of average        The distributor incurs the expenses of
                                  daily net assets.                                distributing the Fund's Class Y shares, none
                                                                                   of which are reimbursed by the Fund or the
                                                                                   Class Y shareowners.
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Management and other fees         AmSouth Value Fund pays an advisory fee on a     Pioneer Value Fund pays Pioneer an annual
                                  monthly basis at an annual rate of 0.80% of      basic fee of 0.60% of the Fund's average
                                  the Fund's average daily net assets.             daily net assets, which fee is reduced at
                                                                                   asset levels above $5 billion. The fee is
                                  ASO Services Company, Inc. ("ASO") serves as     computed daily and paid monthly.
                                  administrator and fund accounting agent for
                                  the Fund. The Fund pays ASO an administrative    Pioneer's fee increases or decreases
                                  services fee of 0.15% of the Fund's average      depending upon whether the Fund's performance
                                  daily net assets.                                exceeds, or is exceeded by, that of the S&P
                                                                                   500 Index over a rolling three-year
                                  Other expenses of the Fund are being limited     performance period. Each percentage point of
                                  to 0.49% for Class A shares, 0.49% for Class     difference between the performance of the
                                  B shares and 0.34% for Class I shares. Any       Class A shares and the index (limited to a
                                  fee waiver or expense reimbursement              maximum of +/-10) is multiplied by a
                                  arrangement is voluntary and may be              performance rate adjustment of 0.01%. As a
                                  discontinued at any time.                        result, the fee is subject to a maximum
                                                                                   annualized rate adjustment of +/-0.10%. This
                                  For the fiscal year ended July 31, 2004, the     adjustment factor is applied to the average
                                  Fund's annual operating expenses for Class A     net assets during the 36-month period. This
                                  shares, after giving effect to the expense       performance comparison is made at the end of
                                  limitation were 1.29%, and without giving        each month. An appropriate monthly percentage
                                  effect to the expense limitation, were 1.31%     of this annual rate (based on the number of
                                  of average daily net assets.                     days in the current month) is then applied to
                                                                                   the Fund's average net assets for the entire
                                  For the fiscal year ended July 31, 2004, the     performance period, giving a dollar amount
                                  Fund's annual operating expenses for Class B     that is added to (or subtracted from) the
                                  shares, after giving effect to the expense       basic fee. In addition, the fee is also
                                  limitation were 2.04%, and without giving        further limited to a maximum annualized rate
                                  effect to the expense limitation, were 2.06%     adjustment of +/-0.10% (i.e., the management
                                  of average daily net assets.                     fee will not exceed 0.70% or be less than
                                                                                   0.50%) on average daily net assets for the
                                  For the fiscal year ended July 31, 2004, the     current year. However, Pioneer currently is
                                  Fund's annual operating expenses for Class I     waving the lower limitation on its fee, but
                                  shares, after giving effect to the expense       may reimpose it in the future. Because any
                                  limitation were 1.14%, and without giving        adjustments to the basic fee begin with the
                                  effect to the expense limitation, were 1.21%     comparative performance of the Fund and the
                                  of average daily net assets.                     performance record of the index, the
                                                                                   controlling factor is not whether Fund
                                                                                   performance is up or down, but whether it is
                                                                                   up or down more or less than the performance
                                                                                   record of the index, regardless of general
                                                                                   market performance. During its most recent
                                                                                   fiscal year, Pioneer Value Fund paid an
                                                                                   advisory fee at an average rate of 0.60% of
                                                                                   average daily net assets.
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                                  AmSouth Value Fund                               Pioneer Value Fund
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
                                                                                   In addition, the Fund reimburses Pioneer for
                                                                                   certain fund accounting and legal expenses
                                                                                   incurred on behalf of the Fund and pays a
                                                                                   separate shareholder servicing/transfer
                                                                                   agency fee to PIMSS, an affiliate of Pioneer.

                                                                                   For the fiscal year ended December 31, 2004,
                                                                                   the Fund's total annual operating expenses
                                                                                   for Class A shares were 1.02% of average
                                                                                   daily net assets.

                                                                                   For the fiscal year ended December 31, 2004,
                                                                                   the Fund's total annual operating expenses
                                                                                   for Class B shares were 1.89% of average
                                                                                   daily net assets.
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Buying shares                     You may buy shares of the Fund directly          You may buy shares from any investment firm
                                  through BISYS Fund Services, the Fund's          that has a sales agreement with PFD, the
                                  distributor, or through brokers, registered      Pioneer Fund's distributor.
                                  investment advisers, banks and other
                                  financial institutions that have entered into    If the account is established in the
                                  selling agreements with the Fund's               shareholder's own name, shareholders may also
                                  distributor, as described in the Fund's          purchase additional shares of the Fund by
                                  prospectus.                                      telephone or online.

                                  Certain account transactions may be done by
                                  telephone.
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Exchanging shares                 You can exchange your shares in the Fund for     You may exchange your shares for shares of
                                  shares of the same class of another AmSouth      the same class of another Pioneer fund. Your
                                  Fund, usually without paying additional sales    exchange request must be for at least $1,000.
                                  charges. You must meet the minimum investment    The Fund allows you to exchange your shares
                                  requirements for the Fund into which you are     at net asset value without charging you
                                  exchanging. Exchanges from one Fund to           either an initial or contingent deferred
                                  another are taxable. Class A shares may be       shares charge at the time of the exchange.
                                  exchanged for Class I shares of the same Fund    Shares you acquire as part of an exchange
                                  or another AmSouth Fund if you become            will continue to be subject to any contingent
                                  eligible to purchase Class I shares. Class I     deferred sales charge that applies to the
                                  shares may be exchanged for Class A shares of    shares you originally purchased. When you
                                  the same Fund. No transaction fees are           ultimately sell your shares, the date of your
                                  currently charged for exchanges.                 original purchase will determine your
                                                                                   contingent deferred sales charge. An exchange
                                  If you sell your shares or exchange them for     generally is treated as a sale and a new
                                  shares of another AmSouth Fund within 7 days     purchase of shares for federal income tax
                                  of the date of purchase, you will be charged     purposes.
                                  a 2.00% fee on the current net asset value of
                                  the shares sold or exchanged. The fee is paid    After you establish an eligible fund account,
                                  to the Fund to offset the costs associated       you can exchange Fund shares by telephone or
                                  with short-term trading, such as portfolio       online.
                                  transaction and administrative costs.

                                  The Fund uses a "first-in, first-out" method
                                  to determine how long you have held your
                                  shares. This means that if you purchased
                                  shares on different days, the shares
                                  purchased first will be
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                                  AmSouth Value Fund                               Pioneer Value Fund
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
                                  considered redeemed first for purposes of
                                  determining whether the redemption fee will
                                  be charged.

                                  The fee will be charged on all covered
                                  redemptions and exchanges, including those
                                  made through retirement plan, brokerage and
                                  other types of omnibus accounts (except where
                                  it is not practical for the plan
                                  administrator or brokerage firm to implement
                                  the fee). The Fund will not impose the
                                  redemption fee on a redemption or exchange of
                                  shares purchased upon the reinvestment of
                                  dividend and capital gain distributions.
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Selling shares                    Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.
                                  --------------------------------------------------------------------------------------------------
                                  You may sell your shares by contacting the       Normally, your investment firm will send your
                                  Fund directly in writing or by telephone or      request to sell shares to PIMSS. You can also
                                  by contacting a financial intermediary as        sell your shares by contacting the Fund
                                  described in the Fund's prospectus.              directly if your account is registered in
                                                                                   your name.

                                                                                   If the account is established in the
                                                                                   shareholder's own name, shareholders may also
                                                                                   redeem shares of the Fund by telephone or
                                                                                   online.
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Comparison of Principal Risks of Investing in the Funds

   Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

   o  The stock market goes down (this risk may be greater in the short term)

   o  Value stocks fall out of favor with investors

   o The Fund's assets remain undervalued or do not have the potential value originally expected

   Pioneer Value Fund may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include:

   o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

   o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser/subadviser might not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

   o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

   o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

   o Economic, political and social developments may adversely affect the securities markets

   o  Withholding and other non-U.S. taxes may decrease the Fund's return

   In addition, at times, more than 25% of Pioneer Value Fund's assets may be invested in the same market segment, such as financials or technology. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

Past Performance

   Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                      AmSouth Value Fund -- Class A Shares
                          Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

 1995    1996   1997     1998   1999    2000    2001      2002   2003    2004
27.39   15.74   32.3    17.61   3.86    5.08    4.08    -29.31  25.08   15.14

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 18.35% for the quarter ended June 30, 2003, and the lowest quarterly return was -26.41% for the quarter ended September 30, 2002.

                      Pioneer Value Fund -- Class A Shares
                          Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

 1995    1996   1997     1998   1999     2000    2001     2002   2003    2004
27.15   21.99   23.7    -7.99   1.61    15.95   -3.08   -18.79  28.54   12.26

* During the period shown in the bar chart the Pioneer Fund's highest quarterly return was 15.93% for the quarter ended June 30, 2003, and the lowest quarterly return was -22.31% for the quarter ended September 30, 1998.

                               AmSouth Value Fund
              Average Annual Total Returns as of December 31, 2004

---------------------------------------------------------------------------------------------------------------------------------
                                                                          1 Year             5 Years              10 Years
---------------------------------------------------------------------------------------------------------------------------------
AmSouth Value Fund, Class A Shares(1)
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                         8.78%               1.02%               9.62%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                         8.52%              -0.30%               7.60%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                 5.70%               0.39%               7.57%
---------------------------------------------------------------------------------------------------------------------------------
AmSouth Value Fund, Class B Shares(1)
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                         9.27%               1.09%               9.65%
---------------------------------------------------------------------------------------------------------------------------------
AmSouth Value Fund, Class I Shares(2)
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                        15.31%               2.29%              10.37%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                        14.97%               0.91%               8.28%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                 9.93%               1.44%               8.22%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500/Barra Value Index(3)                                               15.71%               2.48%              12.24%
(reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------------------------

(1) Class A shares were first offered on 12/1/88. Performance for the Class B shares, which were first offered on 9/3/97, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date. The historical performance of the Class B shares has been restated to reflect the Fund's Class B shares distribution (12b-1) fees and the contingent deferred sales charge.

(2) Performance for the Class I shares, which were first offered on 9/2/97, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date.

(3) The S&P 500/Barra Value Index, an unmanaged market capitalization weighted index comprised of a subset of the S&P 500 with low price to book ratios relative to the S&P 500 as a whole, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

The table above shows the impact of taxes on AmSouth Value Fund's returns. After-tax returns are only shown for Class A and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                               Pioneer Value Fund
              Average Annual Total Returns as of December 31, 2004

---------------------------------------------------------------------------------------------------------------------------------
                                                                 1 Year        5 Years         10 Years         Since Inception
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Value Fund, Class A shares
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                5.78%          4.42%            8.34%      12.49% (9/30/69)
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                             3.19%          2.68%            6.33%       9.52%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund               6.13%          3.16%            6.39%       9.46%
Shares(1)
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Value Fund, Class B shares
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                7.45%          4.44%             N/A        5.59% (7/1/96)
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Value Fund, Class Y shares
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                               12.47%          5.70%            9.00%      12.69% (9/30/69)(3)
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                             9.64%          3.92%            6.97%       9.71%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund              10.62%          4.26%            6.98%       9.65%
Shares(1)
---------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index(2)                                       16.49%          5.27%           13.83%      14.60%(4)
(reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Russell 1000 Value Index, an unmanaged index of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth ratios, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

(3) Reflects the inception date of the Fund's Class A shares. The inception date of the Fund's Class Y shares was August 10, 2004.

(4) Reflects the return of the index since the inception of the Russell 1000 Value Index (December 31, 1978). The return of the index since the inception of Class B shares is 11.15%.

     The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Value Fund, the expenses of AmSouth Value Fund for the period ended January 31, 2005 and (ii) for Pioneer Value Fund, the expenses of Pioneer Value Fund for the period ended March 31, 2005. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Fund assuming the Reorganization occurred on March 31, 2005.

---------------------------------------------------------------------------------------------------------------------------------
Shareholder         AmSouth      Pioneer      Combined    AmSouth     Pioneer     Combined    AmSouth       Pioneer    Combined
transaction      Value Fund(1)  Value Fund   Fund (Pro     Value    Value Fund    Fund (Pro    Value      Value Fund   Fund (Pro
fees (paid                                     Forma)     Fund(1)                  Forma)     Fund(1)                   Forma)
directly from
your
investment)         Class A      Class A     Class A      Class B     Class B     Class B     Class I     Class Y      Class Y
---------------------------------------------------------------------------------------------------------------------------------
 Maximum sales     5.50%(2)      5.75%(2)    5.75%(2)       None        None        None        None        None         None
 charge (load)
 when you buy
  shares as a
 percentage of
offering price
---------------------------------------------------------------------------------------------------------------------------------
    Maximum          None          None        None       5.00%(3)     4.00%       4.00%        None        None         None
deferred sales
 charge (load)
     as a
 percentage of
purchase price
 or the amount
  you receive
 when you sell
    shares,
 whichever is
     less
---------------------------------------------------------------------------------------------------------------------------------
  Redemption       2.00%(4)        None        None       2.00%(4)      None        None      2.00%(4)      None         None
     fees
---------------------------------------------------------------------------------------------------------------------------------
  Annual fund
   operating
   expenses
(deducted from
 fund assets)
  (as a % of
  average net
    assets)
---------------------------------------------------------------------------------------------------------------------------------
Management fee       0.80%       0.60%(6)    0.60%(6)      0.80%      0.60%(6)    0.60%(6)     0.80%      0.60%(6)     0.60%(6)
---------------------------------------------------------------------------------------------------------------------------------
 Distribution        None         0.25%        0.25%       0.75%       1.00%       1.00%        None        None         None
  and service
  (12b-1) fee
---------------------------------------------------------------------------------------------------------------------------------
Other expenses     0.56%(5)       0.15%        0.15%      0.58%(5)     0.28%       0.28%      0.46%(5)      0.01%       0.02%
---------------------------------------------------------------------------------------------------------------------------------
  Total fund         1.36%       1.00%(7)      1.00%       2.13%      1.88%(7)     1.88%       1.26%      0.61%(7)      0.62%
   operating
   expenses
---------------------------------------------------------------------------------------------------------------------------------
    Expense          0.04%         N/A          N/A        0.06%        N/A         N/A        0.09%         N/A         N/A
reimbursement/
  reduction
---------------------------------------------------------------------------------------------------------------------------------
   Net fund          1.32%        1.00%        1.00%       2.07%       1.88%       1.88%       1.17%        0.61%       0.62%
   operating
   expenses
---------------------------------------------------------------------------------------------------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%,

     3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses for your AmSouth Fund are being limited to 0.52% for Class A shares, 0.52% for Class B shares and 0.37% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) Pioneer Value Fund pays a management fee that ranges from 0.50% to 0.70% of average daily net assets based on its performance. The Fund's basic fee before any performance adjustment is 0.60% of average daily net assets, which fee is reduced at asset levels above $5 billion.

(7) Pioneer Value Fund's total annual operating expenses have not been reduced by any expense offset arrangements.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

------------------------------------------------------------------------------------------------------------
Number of years you        AmSouth Value Fund             Pioneer Value Fund            Combined Fund
  own your shares                                                                        (Pro Forma)
------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------
Year 1                            $681                           $671                       $671
------------------------------------------------------------------------------------------------------------
Year 3                            $957                           $875                       $875
------------------------------------------------------------------------------------------------------------
Year 5                           $1,254                         $1,096                     $1,096
------------------------------------------------------------------------------------------------------------
Year 10                          $2.095                         $1,729                     $1,729
------------------------------------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
------------------------------------------------------------------------------------------------------------
Year 1                            $716                           $591                       $591
------------------------------------------------------------------------------------------------------------
Year 3                            $967                           $891                       $891
------------------------------------------------------------------------------------------------------------
Year 5                           $1,344                         $1,116                     $1,116
------------------------------------------------------------------------------------------------------------
Year 10                          $2,266                         $1,971                     $1,971
------------------------------------------------------------------------------------------------------------
 Class B -- assuming no redemption
------------------------------------------------------------------------------------------------------------
Year 1                            $216                           $191                       $191
------------------------------------------------------------------------------------------------------------
Year 3                            $667                           $591                       $591
------------------------------------------------------------------------------------------------------------
Year 5                           $1,144                         $1,016                     $1,016
------------------------------------------------------------------------------------------------------------
Year 10                          $2,266                         $1,971                     $1,971
------------------------------------------------------------------------------------------------------------
                                 Class I                                    Class Y
------------------------------------------------------------------------------------------------------------
Year 1                            $128                           $63                         $63
------------------------------------------------------------------------------------------------------------
Year 3                            $400                           $199                       $199
------------------------------------------------------------------------------------------------------------
Year 5                            $692                           $346                       $346
------------------------------------------------------------------------------------------------------------
Year 10                          $1,523                          $774                       $774
------------------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Value Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, after the Reorganization, the combined Fund will have an asset size substantially larger than that of your AmSouth Fund, which may allow the combined Fund to achieve significant economies of scale in investments or expenses.

     Third, the historical investment performance of Pioneer Value Fund is comparable to your AmSouth Fund's investment performance. For the one, five and ten year periods ended December 31, 2004, Class A shares of Pioneer Value Fund had an average annual return of 5.78% (one year); 4.42% (five year); and 8.34% (ten year), compared to an average annual return of the Class A shares of your AmSouth Fund of 8.78% (one year); 1.02% (five year); and 9.62% (ten year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Fourth, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges.

     Fifth, Pioneer Value Fund's management fee (0.60% of average daily net assets as of as of March 31, 2005) is substantially lower than the advisory fees of your Fund (0.80% of average daily net assets). The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. Pioneer Value Fund's expenses are lower than your Fund's expenses on both a gross and net basis. On a pro forma basis, after giving effect to the Reorganization, it is estimated that the Pioneer Value Fund's expenses will also be lower than you Fund's expenses on a gross and net basis. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduced per share expenses.

     Sixth, the substantially larger size of the combined Pioneer Value Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Seventh, the Class A, B and Y shares of Pioneer Value Fund received in the Reorganization will provide AmSouth Value Fund shareholders with exposure to substantially the same investment product as they currently have.

     Eighth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares. Although the Reorganization will result in a per share decrease in capital loss carryforwards, the potential negative tax consequences of this aspect of the Reorganization are outweighed by the advantages of the Reorganization.

     Pioneer and AmSouth Bank will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of the AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

-----------------------------------------------------------------------------------------------------------------------
                                                                                  Pioneer Value    Pro Forma Pioneer
                                                           AmSouth Value Fund         Fund             Value Fund
                                                              May 31, 2005        May 31, 2005        May 31, 2005
-----------------------------------------------------------------------------------------------------------------------
Total Net Assets (in thousands)                                 $481,874           $3,992,881          $4,474,755
-----------------------------------------------------------------------------------------------------------------------
     Class A shares ...................................         $132,299           $3,817,843          $3,950,143
-----------------------------------------------------------------------------------------------------------------------
     Class B shares ...................................         $27,013              $27,494            $54,507
-----------------------------------------------------------------------------------------------------------------------
     Class I /Y shares ................................         $322,562             $12,907            $335,469
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
-----------------------------------------------------------------------------------------------------------------------
     Class A shares ...................................          $16.75              $17.63              $17.63
-----------------------------------------------------------------------------------------------------------------------
     Class B shares ...................................          $16.40              $16.55              $16.55
-----------------------------------------------------------------------------------------------------------------------
     Class I/Y shares .................................          $16.72              $17.68              $17.68
-----------------------------------------------------------------------------------------------------------------------
Shares Outstanding
-----------------------------------------------------------------------------------------------------------------------
     Class A shares ...................................        7,896,883           216,506,470        244,009,051
-----------------------------------------------------------------------------------------------------------------------
     Class B shares ...................................        1,647,053            1,661,225          3,293,388
-----------------------------------------------------------------------------------------------------------------------
     Class I/Y shares .................................        19,287,248            730,157           18,977,538
-----------------------------------------------------------------------------------------------------------------------

It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                            AmSouth Mid Cap Fund and
                           Pioneer Mid Cap Value Fund

                                  PROPOSAL 1(e)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

     Each Fund invests primarily in equity securities of mid capitalization issuers and, consequently, has similar investment policies and risks. Your Fund, while not a pure index fund, seeks to track closely the S&P MidCap 400 Index, while the Pioneer Fund is actively managed and does not have a goal of tracking an index. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

        Comparison of AmSouth Mid Cap Fund to Pioneer Mid Cap Value Fund

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Mid Cap Fund                             Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                          A diversified series of AmSouth Funds, an        A diversified open-end management investment
                                  open-end management investment company           company organized as a Delaware statutory
                                  organized as a Massachusetts business trust.     trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of March 31,        $228.9 million                                   $2,362.1 million
2005
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers and           Investment Adviser:                              Investment Adviser:
portfolio managers                AAMI                                             Pioneer

                                  Investment Subadviser:                           Portfolio Managers:
                                  OakBrook Investments, LLC ("OakBrook")           Day-to-day management of the Fund's portfolio
                                                                                   is the responsibility of J. Rodman Wright,
                                  Portfolio Managers:                              portfolio manager, and Sean Gavin, assistant
                                  Day-to-day management of AmSouth Mid Cap         portfolio manager. Mr. Wright is a senior
                                  Fund's portfolio is the responsibility of a      vice president of Pioneer. He joined Pioneer
                                  team of investment professionals, all of whom    in 1994 as an analyst and has been an
                                  take part in the decision making process. Dr.    investment professional since 1988. Mr. Gavin
                                  Neil Wright, Ms. Janna Sampson and Dr. Peter     is a vice president and joined Pioneer in
                                  Jankovskis are the team members and have been    2002 as an assistant portfolio manager. Prior
                                  the portfolio managers of the Fund since June    to joining Pioneer, Mr. Gavin was employed as
                                  2002. Each of the portfolio managers has been    an analyst at Boston Partners from 2000 to
                                  with OakBrook since 1998.                        2002 and at Delphi Management from 1998 to
                                                                                   2000.
                                  Dr. Wright is OakBrook's President and Chief
                                  Investment Officer. From 1993 to 1997, Dr.
                                  Wright was the Chief Investment Officer of
                                  ANB Investment Management & Trust Co.
                                  ("ANB").

                                  Ms. Sampson is OakBrook's Director of
                                  Portfolio Management. From 1993 to 1997, she
                                  was Senior Portfolio Manager for ANB.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Mid Cap Fund                             Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  Dr. Jankovskis is OakBrook's Director of
                                  Research. From 1992 to 1996, he was an
                                  Investment Strategist for ANB and from 1996
                                  to 1997 he was the Manager of Research for
                                  ANB.
------------------------------------------------------------------------------------------------------------------------------------
Investment objective              AmSouth Mid Cap Fund seeks to provide            Pioneer Mid Cap Value Fund seeks capital
                                  investors with capital appreciation.             appreciation by investing in a diversified
                                                                                   portfolio of securities consisting primarily
                                                                                   of common stocks.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments               AmSouth Mid Cap Fund seeks to maintain risk      Normally, Pioneer Mid Cap Value Fund invests
                                  characteristics similar to those of the S&P      at least 80% of its total assets in equity
                                  MidCap 400 Index ("S&P 400") and, normally,      securities of mid-size companies, that is
                                  invests at least 80% of its net assets in        companies with market values within the range
                                  common stocks of companies comprising the S&P    of market values of companies included in the
                                  400. For the purpose of this policy, assets      Russell Midcap Value Index. Pioneer Mid Cap
                                  include net assets plus borrowings for           Value Fund focuses on issuers with
                                  investment purposes.                             capitalizations within the $1 billion to $10
                                                                                   billion range, and that range will change
                                  The Fund overweights relative to their S&P       depending on market conditions.
                                  weights those issuers that OakBrook believes
                                  to be undervalued compared to those in the       The equity securities in which Pioneer Mid
                                  S&P 400. As of December 31, 2004, the            Cap Value Fund principally invests are common
                                  capitalization range of issuers included in      stocks, preferred stocks, depositary receipts
                                  the S&P 400 was $309 million to $8.75            and convertible debt, but the Fund may invest
                                  billion.                                         in other types of equity securities to a
                                                                                   lesser extent, such as warrants and rights.
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies             OakBrook's stock selection process utilizes      Pioneer uses a value approach to select
                                  computer-aided quantitative analysis.            Pioneer Mid Cap Value Fund's investments.
                                  OakBrook's computer models use many types of     Using this investment style, Pioneer seeks
                                  data, but emphasize technical data such as       securities selling at substantial discounts
                                  price and volume information. Applying these     to their underlying values and then holds
                                  models to stocks within the S&P 400, OakBrook    these securities until the market values
                                  hopes to generate more capital growth than       reflect their intrinsic values. Pioneer
                                  that of the S&P 400. OakBrook's emphasis on      evaluates a security's potential value,
                                  technical analyses can result in significant     including the attractiveness of its market
                                  shifts in portfolio holdings at different        valuation, based on the company's assets and
                                  times. However, stringent risk controls at       prospects for earnings growth. In making that
                                  the style, industry and individual stock         assessment, Pioneer employs due diligence and
                                  levels are intended to help the Fund maintain    fundamental research, an evaluation of the
                                  risk characteristics similar to those of the     issuer based on its financial statements and
                                  S&P 400.                                         operations, employing a bottom-up analytic
                                                                                   style. Pioneer relies on the knowledge,
                                                                                   experience and judgment of its staff who have
                                                                                   access to a wide variety of research. Pioneer
                                                                                   focuses on the quality and price of
                                                                                   individual issuers, not on economic sector or
                                                                                   market-timing strategies.

                                                                                   Factors Pioneer looks for in selecting
                                                                                   investments include:
                                                                                   o  Favorable expected returns relative to
                                                                                      perceived risk
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Mid Cap Fund                             Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   o  Management with demonstrated ability and
                                                                                      commitment to the company

                                                                                   o  Low market valuations relative to earnings
                                                                                      forecast, book value, cash flow and sales

                                                                                   o  Turnaround potential for companies that
                                                                                      have been through difficult periods

                                                                                   o  Estimated private market value in excess
                                                                                      of current stock price

                                                                                   o  Issuer's industry has strong fundamentals,
                                                                                      such as increasing or sustainable demand
                                                                                      and barriers to entry
------------------------------------------------------------------------------------------------------------------------------------
Other investments                 Subject to the Fund's 80% policy described       Pioneer Mid Cap Value Fund may invest up to
                                  above, OakBrook may invest the Fund's assets     25% of its total assets in equity and debt
                                  in companies with smaller or larger market       securities of non-U.S. issuers. The Fund will
                                  capitalizations. AmSouth Mid Cap Fund may        not invest more than 5% of its total assets
                                  invest up to 20% of its assets in securities     in the securities of emerging markets
                                  of foreign issuers traded on the New York or     issuers.
                                  American Stock Exchange or in the
                                  over-the-counter market in the form of           Pioneer Mid Cap Value Fund may invest up to
                                  depositary receipts, such as ADRs. The Fund      20% of its total assets in debt securities of
                                  may also invest in debt securities of            corporate and government issuers. Generally
                                  domestic issuers rated no lower than             the Fund acquires debt securities that are
                                  investment grade (Baa/BBB) by a credit rating    investment grade, but the Fund may invest up
                                  agency, or, if unrated, deemed to be of          to 5% of its net assets in below investment
                                  comparable quality by AAMI.                      grade convertible debt securities issued by
                                                                                   both U.S. and non-U.S. issuers. The Fund
                                                                                   invests in debt securities when Pioneer
                                                                                   believes they are consistent with the Fund's
                                                                                   investment objective by offering the
                                                                                   potential for capital appreciation, to
                                                                                   diversify the Fund's portfolio or for greater
                                                                                   liquidity.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive strategies    If deemed appropriate under the                  Pioneer Mid Cap Value Fund may invest all or
                                  circumstances, AmSouth Mid Cap Fund may          part of its assets in securities with
                                  increase its holdings in short-term money        remaining maturities of less than one year,
                                  market instruments to over 20% of total          cash equivalents or may hold cash.
                                  assets. AmSouth Mid Cap Fund may hold
                                  uninvested cash pending investment.
------------------------------------------------------------------------------------------------------------------------------------
Diversification                   Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code").
------------------------------------------------------------------------------------------------------------------------------------
Industry concentration            AmSouth Mid Cap Fund may not purchase any        Pioneer Mid Cap Value Fund may not invest
                                  securities which would cause more than 25% of    more than 25% of its assets in any one
                                  the value of the Fund's total assets at the      industry.
                                  time of purchase to be invested in securities
                                  of one or more issuers conducting their
                                  principal business activities in the same
                                  industry, provided that (a) there is no
                                  limitation with respect to obligations issued
                                  or guaranteed by the U.S. government or its
                                  agencies or instrumentalities, and repurchase
                                  agreements
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Mid Cap Fund                             Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  secured by obligations of the U.S. government
                                  or its instrumentalities; (b) wholly owned
                                  finance companies will be considered to be in
                                  the industries of their parents if their
                                  activities are primarily related to financing
                                  the activities of their parents; and (c)
                                  utilities will be divided according to their
                                  services. For example, gas, gas transmission,
                                  electric and gas, electric, and telephone
                                  will each be considered a separate industry.
                                  There is no limitation with respect to
                                  municipal securities, which, for purposes of
                                  this limitation only, do not include private
                                  activity bonds that are backed only by the
                                  assets and revenues of a non-governmental
                                  user.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid           AmSouth Mid Cap Fund may not invest more than    Pioneer Mid Cap Value Fund may not invest
securities                        15% of its net assets in securities that are     more than 15% of its net assets in securities
                                  restricted as to resale, or for which no         that are illiquid and other securities that
                                  readily available market exists, including       are not readily marketable. Repurchase
                                  repurchase agreements providing for              agreements maturing in more than seven days
                                  settlement more than seven days after notice.    will be included for purposes of the
                                                                                   foregoing limit.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing                         AmSouth Mid Cap Fund may not borrow money or     Pioneer Mid Cap Value Fund may not borrow
                                  issue senior securities, except that the Fund    money, except the Fund may: (a) borrow from
                                  may borrow from banks or enter into reverse      banks or through reverse repurchase
                                  repurchase agreements for temporary emergency    agreements in an amount up to 33 1/3% of the
                                  purposes in amounts up to 33 1/3% of the         Fund's total assets (including the amount
                                  value of its total assets at the time of such    borrowed); (b) borrow up to an additional 5%
                                  borrowing. The Fund will not purchase            of the Fund's assets for temporary purposes;
                                  securities while borrowings (including           (c) obtain such short-term credits as are
                                  reverse repurchase agreements) in excess of      necessary for the clearance of portfolio
                                  5% of its total assets are outstanding. In       transactions; (d) purchase securities on
                                  addition, the Fund is permitted to               margin to the extent permitted by applicable
                                  participate in a credit facility whereby the     law; and (e) engage in transactions in
                                  Fund may directly lend to and borrow money       mortgage dollar rolls that are accounted for
                                  from other AmSouth funds for temporary           as financings.
                                  purposes, provided that the loans are made in
                                  accordance with an order of exemption from
                                  the SEC and any conditions thereto.
------------------------------------------------------------------------------------------------------------------------------------
Lending                           AmSouth Mid Cap Fund may not make loans,         Pioneer Mid Cap Value Fund may not make
                                  except that the Fund may purchase or hold        loans, except that the Fund may (i) lend
                                  debt instruments in accordance with its          portfolio securities in accordance with the
                                  investment objective and policies, lend Fund     Fund's investment policies, (ii) enter into
                                  securities in accordance with its investment     repurchase agreements, (iii) purchase all or
                                  objective and policies and enter into            a portion of an issue of publicly distributed
                                  repurchase agreements. In addition, the Fund     debt securities, bank loan participation
                                  is permitted to participate in a credit          interests, bank certificates of deposit,
                                  facility whereby the Fund may directly lend      bankers' acceptances, debentures or other
                                  to and borrow money from other AmSouth funds     securities, whether or not the purchase is
                                  for temporary purposes, provided that the        made upon the original issuance of the
                                  loans are made in accordance with an order of    securities, (iv) participate in a credit
                                  exemption from the SEC and                       facility whereby the
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Mid Cap Fund                             Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  any conditions thereto.                          Fund may directly lend to and borrow money
                                                                                   from other affiliated funds to the extent
                                                                                   permitted under the Investment Company Act or
                                                                                   an exemption therefrom, and (v) make loans in
                                                                                   any other manner consistent with applicable
                                                                                   law, as amended and interpreted or modified
                                                                                   from time to time by any regulatory authority
                                                                                   having jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------
Derivative instruments            AmSouth Mid Cap Fund may invest in futures       Pioneer Mid Cap Value Fund may use futures
                                  contracts and options thereon (interest rate     and options on securities, indices and
                                  futures contracts or index futures contracts,    currencies, forward currency exchange
                                  as applicable) to commit funds awaiting          contracts and other derivatives. The Fund
                                  investment, to maintain cash liquidity or for    does not use derivatives as a primary
                                  other hedging purposes. The value of the         investment technique and generally limits
                                  Fund's contracts may equal or exceed 100% of     their use to hedging. However, the Fund may
                                  the Fund's total assets, although the Fund       use derivatives for a variety of
                                  will not purchase or sell a futures contract     non-principal purposes, including:
                                  unless immediately afterwards the aggregate
                                  amount of margin deposits on its existing        o  As a hedge against adverse changes in
                                  futures positions plus the amount of premiums       stock market prices, interest rates or
                                  paid for related futures options entered into       currency exchange rates
                                  for other than bona fide hedging purposes is     o  As a substitute for purchasing or selling
                                  5% or less of its net assets.                       securities
                                                                                   o  To increase the Fund's return as a
                                                                                      non-hedging strategy that may be
                                                                                      considered speculative
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading                AmSouth Mid Cap Fund may engage in the           Pioneer Mid Cap Value Fund does not usually
                                  technique of short-term trading. Such trading    trade for short-term profits. The Fund will
                                  involves the selling of securities held for a    sell an investment, however, even if it has
                                  short-time, ranging from several months to       only been held for a short time, if it no
                                  less than a day. The object of such              longer meets the Fund's investment criteria.
                                  short-term trading is to increase the
                                  potential for capital appreciation and/or
                                  income of the Fund in order to take advantage
                                  of what OakBrook believes are changes in
                                  market, industry or individual company
                                  outlook.
------------------------------------------------------------------------------------------------------------------------------------
Other investment policies         As described above, the Funds have substantially similar principal investment strategies and
and restrictions                  policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                              Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Class A sales charges and         Class A shares are offered with an initial       Class A shares are offered with an initial
Rule 12b-1 Fees                   sales charge of up to 5.50% of the offering      sales charge of up to 5.75% of the offering
                                  price, which is reduced depending upon the       price, which is reduced or waived for large
                                  amount invested or, in certain circumstances,    purchases and certain types of investors. At
                                  waived. Class A shares bought as part of an      the time of your purchase, your investment
                                  investment of $1 million or more are not         firm may receive a commission from Pioneer
                                  subject to an initial sales charge, but may      Funds Distributor, Inc. ("PFD"), the Fund's
                                  be charged a contingent deferred sales charge    distributor, of up to 5% declining as the
                                  ("CDSC") of                                      size
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Mid Cap Fund                             Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  1.00% if sold within one year of purchase.       of your investment increases.

                                  Class A shares pay a shareholder servicing       There is no CDSC, except in certain
                                  fee (non 12b-1) of up to 0.25% of average        circumstances when the initial sales charge
                                  daily net assets.                                is waived.

                                                                                   Class A shares are subject to distribution
                                                                                   and service (12b-1) fees of up to 0.25% of
                                                                                   average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Class B sales charges and         Class B shares are offered without an initial    Class B shares are offered without an initial
Rule 12b-1 fees                   sales charge, but are subject to a contingent    sales charge, but are subject to a CDSC of up
                                  deferred sales charge of up to 5%. For Class     to 4% if you sell your shares. The charge is
                                  B shares purchased prior to the combination      reduced over time and is not charged after
                                  of AmSouth Funds with ISG Funds, the CDSC on     five years. Your investment firm may receive
                                  such Class B shares held continuously            a commission from PFD, the Fund's
                                  declines over six years, starting with year      distributor, at the time of your purchase of
                                  one and ending in year seven from: 4%, 3%,       up to 4%.
                                  3%, 2%, 2%, 1%. For all other Class B shares
                                  held continuously, the CDSC declines over six    Class B shares are subject to distribution
                                  years, starting with year one and ending in      and service (12b-1) fees of up to 1% of
                                  year seven from: 5%, 4%, 3%, 3%, 2%, 1%.         average daily net assets.
                                  Eight years after purchase (seven years in
                                  the case of shares acquired in the ISG           Maximum purchase of Class B shares in a
                                  combination), Class B shares automatically       single transaction is $49,999.
                                  convert to Class A shares.
                                                                                   Class B shares acquired through the
                                  Class B shares pay a shareholder servicing       Reorganization will be subject to the CDSC
                                  fee (non 12b-1) of up to 0.25% of average        and commission schedules applicable to the
                                  daily net assets and a distribution (12b-1)      original purchase.
                                  fee of 0.75% of average daily net assets.

                                  Maximum investment for all Class B purchases
                                  by a shareholder for the Fund's shares is
                                  $99,999.
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y sales         AmSouth Mid Cap Fund does not CDSC deferred      The Fund does not impose any initial,
charges and Rule 12b-1 fees       sales charge on Class I shares.                  contingent deferred or asset based sales
                                                                                   charge on Class Y shares.
                                  The Fund may impose a shareholder servicing
                                  fee (non 12b-1) of up to 0.15% of average        The distributor incurs the expenses of
                                  daily net assets.                                distributing the Fund's Class Y shares, none
                                                                                   of which are reimbursed by the Fund or the
                                                                                   Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------------
Management and other fees         AmSouth Mid Cap Fund pays an advisory fee on     Pioneer Mid Cap Value Fund pays Pioneer an
                                  a monthly basis at an annual rate of 0.90% of    annual basic fee, subject to a performance
                                  the Fund's average daily net assets.             adjustment, equal to 0.70% of the Fund's
                                                                                   average daily net assets up to $500 million,
                                  ASO Services Company, Inc. ("ASO") serves as     0.65% on the next $500 million, 0.625% on the
                                  administrator and fund accounting agent for      next $3 billion, and 0.60% on the excess over
                                  the Fund. The Fund pays ASO an administrative    $4 billion.
                                  services fee of 0.15% of the
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Mid Cap Fund                             Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  Fund's average daily net assets.                 Pioneer's fee can increase or decrease by a
                                                                                   maximum of 0.10%, depending on the
                                  Other expenses of the Fund are being limited     performance of the Fund's Class A shares
                                  to 0.20% for Class A shares, 0.20% for Class     relative to the Russell Midcap Value Index.
                                  B shares, and 0.05% for Class I shares. Any      The performance comparison is made for a
                                  fee waiver or expense reimbursement              rolling 36-month period. Pioneer's fee
                                  arrangement is voluntary and may be              increases or decreases depending upon whether
                                  discontinued at any time.                        the Fund's performance is up and down more or
                                                                                   less than that of the index during the
                                  For the fiscal year ended July 31, 2004, the     rolling 36-month performance period. Each
                                  Fund's annual operating expenses for Class A     percentage point of difference between the
                                  shares, after giving effect to the expense       performance of the Class A shares and the
                                  limitation were 1.10%, and without giving        index (to a maximum of +/- 10) is multiplied
                                  effect to the expense limitation, were 1.43%     by a performance rate adjustment of 0.01%. As
                                  of average daily net assets.                     a result, the maximum annualized rate
                                                                                   adjustment is +/- 10% for the rolling
                                  For the fiscal year ended July 31, 2004, the     36-month performance period. This adjustment
                                  Fund's annual operating expenses for Class B     factor is applied to the average net assets
                                  shares, after giving effect to the expense       during the 36-month period. In addition, the
                                  limitation were 1.85%, and without giving        fee is further limited on an annual basis to
                                  effect to the expense limitation, were 2.18%     a maximum rate adjustment of +/-10% on
                                  of average daily net assets.                     average daily net assets for the current year
                                                                                   (i.e., the fee is further subject to a cap of
                                  For the fiscal year ended July 31, 2004, the     average daily net assets of 0.80% and a floor
                                  Fund's annual operating expenses for Class I     of 0.50% of average daily net assets assuming
                                  shares, after giving effect to the expense       that the Fund is not large enough for any
                                  limitation were 0.95%, and without giving        breakpoints to apply). Pioneer currently is
                                  effect to the expense limitation, were 1.33%     waiving the floor on its fee. Pioneer may
                                  of average daily net assets.                     reimpose the same floor in the future, but
                                                                                   will not be entitled to recover any
                                                                                   previously waived fees. Because the
                                                                                   adjustment to the basic fee is based on the
                                                                                   comparative performance of the Fund and the
                                                                                   performance record of the index, the
                                                                                   controlling factor is not whether Fund
                                                                                   performance is up or down, but whether it is
                                                                                   up or down more or less than the performance
                                                                                   record of the index, regardless of general
                                                                                   market performance. As a result, Pioneer
                                                                                   could earn the maximum possible fee even if
                                                                                   the Fund's net asset declines. Moreover, the
                                                                                   comparative investment performance of the
                                                                                   Fund is based solely on the relevant
                                                                                   performance period without regard to the
                                                                                   cumulative performance over a longer or
                                                                                   shorter period of time.

                                                                                   During its most recent fiscal year, Pioneer
                                                                                   Mid Cap Value Fund paid an advisory fee
                                                                                   equivalent to 0.74% of the average daily net
                                                                                   assets.

                                                                                   In addition, the Fund reimburses Pioneer for
                                                                                   certain fund accounting and legal expenses
                                                                                   incurred on behalf of the Fund and pays a
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Mid Cap Fund                             Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   separate shareholder servicing/transfer
                                                                                   agency fee to PIMSS, an affiliate of Pioneer.

                                                                                   For the fiscal year ended October 31, 2004,
                                                                                   the Fund's total annual operating expenses
                                                                                   for Class A shares were 1.21%, Class B shares
                                                                                   were 2.13%, and Class Y shares were 0.78%.
                                                                                   The Fund does not currently have an expense
                                                                                   limitation for its Class A, Class B or Class
                                                                                   Y shares.
------------------------------------------------------------------------------------------------------------------------------------
Buying shares                     You may buy shares of the Fund directly          You may buy shares from any investment firm
                                  through BISYS Fund Services, the Fund's          that has a sales agreement with PFD, the
                                  distributor, or through brokers, registered      Pioneer Fund's distributor.
                                  investment advisers, banks and other
                                  financial institutions that have entered into    If the account is established in the
                                  selling agreements with the Fund's               shareholder's own name, shareholders may also
                                  distributor, as described in the Fund's          purchase additional shares of the Fund by
                                  prospectus.                                      telephone or online.

                                  Certain account transactions may be done by
                                  telephone.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares                 You can exchange your shares in the Fund for     You may exchange your shares for shares of
                                  shares of the same class of another AmSouth      the same class of another Pioneer mutual
                                  Fund, usually without paying additional sales    fund. Your exchange request must be for at
                                  charges. You must meet the minimum investment    least $1,000. The Fund allows you to exchange
                                  requirements for the Fund into which you are     your shares at net asset value without
                                  exchanging. Exchanges from one Fund to           charging you either an initial or contingent
                                  another are taxable. Class A shares may be       deferred shares charge at the time of the
                                  exchanged for Class I shares of the same Fund    exchange. Shares you acquire as part of an
                                  or another AmSouth Fund if you become            exchange will continue to be subject to any
                                  eligible to purchase Class I shares. Class I     contingent deferred sales charge that applies
                                  shares may be exchanged for Class A shares of    to the shares you originally purchased. When
                                  the same Fund. No transaction fees are           you ultimately sell your shares, the date of
                                  currently charged for exchanges.                 your original purchase will determine your
                                                                                   contingent deferred sales charge. An exchange
                                  If you sell your shares or exchange them for     generally is treated as a sale and a new
                                  shares of another AmSouth Fund within 7 days     purchase of shares for federal income tax
                                  of the date of purchase, you will be charged     purposes.
                                  a 2.00% fee on the current net asset value of
                                  the shares sold or exchanged. The fee is paid    After you establish an eligible Fund account,
                                  to the Fund to offset the costs associated       you can exchange Fund shares by telephone or
                                  with short-term trading, such as portfolio       online.
                                  transaction and administrative costs.

                                  The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                                  The fee will be charged on all covered
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Mid Cap Fund                             Pioneer Mid Cap Value Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  redemptions and exchanges, including those
                                  made through retirement plan, brokerage and
                                  other types of omnibus accounts (except where
                                  it is not practical for the plan
                                  administrator or brokerage firm to implement
                                  the fee). The Fund will not impose the
                                  redemption fee on a redemption or exchange of
                                  shares purchased upon the reinvestment of
                                  dividend and capital gain distributions.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares                    Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.
                                  --------------------------------------------------------------------------------------------------
                                  You may sell your shares by contacting the       Normally, your investment firm will send your
                                  Fund directly in writing or by telephone or      request to sell shares to PIMSS. You can also
                                  by contacting a financial intermediary as        sell your shares by contacting the Fund
                                  described in the Fund's prospectus.              directly if your account is registered in
                                                                                   your name.

                                                                                   If the account is established in the
                                                                                   shareholder's own name, shareholders may also
                                                                                   redeem shares of the Pioneer Fund by
                                                                                   telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o    Value or Mid-Cap stocks fall out of favor with investors

     o The Fund's assets remain undervalued or do not have the potential value originally expected

     Each Fund also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in earnings results and investor expectations

     o    Have more limited product lines and capital resources

     o    Experience sharper swings in market values

     o Be harder to sell at the times and prices the adviser/subadviser thinks appropriate

     o    Offer greater potential for gain or loss

     Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser/subadviser might not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return

     In addition, at times, more than 25% of Pioneer Mid Cap Value Fund's assets may be invested in the same market segment, such as financial or technology. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                         AmSouth Mid Cap Fund -- Class A
                          Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

  2000    2001    2002   2003    2004
-14.95  -23.07  -19.73  34.27   15.83


* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 17.06% for the quarter ended June 30, 2003, and the lowest quarterly return was -21.79% for the quarter ended September 30, 2001. The quoted returns reflect the performance from 5/4/99 to 3/12/00 of the ISG Mid-Cap Fund, an open-end investment company that was the predecessor fund to AmSouth Mid Cap Fund. The predecessor fund was managed using substantially the same investment objective, policies and methodologies as the AmSouth Mid Cap Fund. Class A, Class B and Class I shares were first offered on 5/4/99.

                  Pioneer Mid Cap Value Fund -- Class A Shares
                          Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

 1995    1996    1997    1998   1999     2000   2001      2002   2003    2004
30.73   11.66   17.45   -4.71   12.6    17.64   5.56    -11.99  36.87   21.67


* During the period shown in the bar chart, Pioneer Mid Cap Value Fund's highest quarterly return was 17.27% for the quarter ended June 30, 2003, and the lowest quarterly return was -21.42% for the quarter ended September 30, 1998.

                              AmSouth Mid Cap Fund
              Average Annual Total Returns as of December 31, 2004

---------------------------------------------------------------------------------------------------------------------------
                                                                   1 Year              5 Years            Since Inception
                                                                                                             (5/4/99)
---------------------------------------------------------------------------------------------------------------------------
AmSouth Mid Cap Fund, Class A Shares(1)
---------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                  9.46%               -5.05%               5.28%
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                  9.40%               -5.06%               5.26%
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares          6.14%               -4.23%               4.55%
---------------------------------------------------------------------------------------------------------------------------
AmSouth Mid Cap Fund, Class B Shares(1)
---------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                 10.06%               -5.15%               5.35%
---------------------------------------------------------------------------------------------------------------------------
AmSouth Mid Cap Fund, Class I Shares(1)
---------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                 16.07%               -3.90%               6.44%
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                 16.00%               -3.93%               6.41%
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares         10.44%               -3.29%               5.57%
---------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400 Index(2)                                             16.48%                9.54%              10.63%
(reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------------------

(1) The quoted returns reflect the performance from 5/4/99 to 3/12/00 of the ISG Mid-Cap Fund, an open-end investment company that was the predecessor fund to the AmSouth Mid Cap Fund. The predecessor fund was managed using substantially the same investment objective, policies and methodologies as the Fund. Class A, Class B, and Class I shares were first offered on 5/4/99.

(2) The S&P MidCap 400 Index, an unmanaged index of 400 domestic stocks, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

The table above shows the impact of taxes on AmSouth Mid Cap Fund's returns. After-tax returns are only shown for Class A and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                           Pioneer Mid Cap Value Fund
              Average Annual Total Returns as of December 31, 2004

------------------------------------------------------------------------------------------------------------------------------------
                                                             1 Year         5 Years         10 Years         Since Inception
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund, Class A shares
------------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                           14.68%         11.40%           12.20%         13.35% (07/25/90)
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                        12.51%         10.11%           10.20%         11.28%
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund          11.90%          9.46%            9.74%         10.82%
Shares(1)
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund, Class B shares
------------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                           16.55%         11.79%           11.94%         12.23% (04/04/94)
------------------------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund, Class Y shares
------------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                           22.44%         13.30%           13.22%         14.08% (07/25/90)(1)
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                        20.18%         12.00%           11.18%         11.98%
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund          17.04%         11.15%           10.65%         11.49%
Shares(1)
------------------------------------------------------------------------------------------------------------------------------------
Russell Midcap Value Index(2)                                 23.71%         13.48%           15.72%         14.86%(3)
(reflects no deduction for fees, expenses or taxes)
------------------------------------------------------------------------------------------------------------------------------------

(1) Reflects the inception date of the Fund's Class A shares. Inception of Class Y shares was July 2, 1998.

(2) The Russell Midcap Value Index, an unmanaged index that measures the performance of those companies in the Russell Midcap Value Index with lower price-to-book ratios and lower forecasted growth values, is for reference only and does not mirror the Fund's investments.

(3)  Reflects the return of the index since the inception of Class A shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Mid Cap Fund, the expenses of AmSouth Mid Cap Fund for the period ended January 31, 2005, and (ii) for Pioneer Mid Cap Value Fund, the expenses of Pioneer Mid Cap Value Fund for the period ended May 31, 2005. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Fund assuming the Reorganization occurred on May 31, 2005.

------------------------------------------------------------------------------------------------------------------------------------
Shareholder        AmSouth    Pioneer      Combined      AmSouth    Pioneer      Combined      AmSouth    Pioneer      Combined
transaction        Mid Cap    Mid Cap      Fund (Pro     Mid Cap    Mid Cap      Fund (Pro     Mid Cap    Mid Cap      Fund (Pro
fees (paid         Fund(1)    Value Fund    Forma)       Fund(1)    Value Fund    Forma)       Fund(1)    Value Fund    Forma)
directly from
your
investment)        Class A     Class A      Class A      Class B     Class B      Class B      Class I     Class Y      Class Y
------------------------------------------------------------------------------------------------------------------------------------
 Maximum sales    5.50%(2)     5.75%(2)    5.75%(2)       None         None        None         None         None        None
 charge (load)
 when you buy
  shares as a
 percentage of
offering price
------------------------------------------------------------------------------------------------------------------------------------
    Maximum         None       None(6)       None       5.00%(3)      4.00%        4.00%        None         None        None
deferred sales
 charge (load)
     as a
 percentage of
purchase price
 or the amount
  you receive
 when you sell
    shares,
 whichever is
     less
------------------------------------------------------------------------------------------------------------------------------------
  Redemption      2.00%(4)       None        None       2.00%(4)       None        None       2.00%(4)       None        None
     fees
------------------------------------------------------------------------------------------------------------------------------------
  Annual fund
   operating
   expenses
(deducted from
 fund assets)
  (as a % of
  average net
    assets)
------------------------------------------------------------------------------------------------------------------------------------
Management fee      0.90%      0.74%(7)      0.74%        0.90%      0.74%(7)      0.74%        0.90%      0.74%(7)      0.74%
------------------------------------------------------------------------------------------------------------------------------------
 Distribution       None        0.25%        0.25%        0.75%       1.00%        1.00%        None        0.00%        1.00%
  and service
  (12b-1) fee
------------------------------------------------------------------------------------------------------------------------------------
Other expenses    0.67%(5)      0.20%        0.20%      0.75%(5)      0.39%        0.39%      0.53%(5)      0.04%        0.03%
------------------------------------------------------------------------------------------------------------------------------------
  Total fund        1.57%      1.19%(8)      1.19%        2.40%      2.13%(8)      2.13%        1.43%      0.77%(8)      0.77%
   operating
   expenses
------------------------------------------------------------------------------------------------------------------------------------
    Expense         0.47%        N/A          N/A         0.55%        N/A          N/A         0.48%        N/A          N/A
reimbursement/
   reduction
------------------------------------------------------------------------------------------------------------------------------------
   Net fund
   operating        1.10%       1.19%        1.19%        1.85%       2.13%        2.13%        0.95%       0.77%        0.77%
   expenses
------------------------------------------------------------------------------------------------------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses for your AmSouth Fund are being limited to 0.20% for Class A shares, 0.20% for Class B shares and 0.05% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.

(7) At current asset levels, Pioneer Mid Cap Value Fund pays a management fee that ranges from 0.60% to 0.80% of average daily net assets based on its performance and the size of the Fund. The Fund's basic fee, before any performance adjustment, is 0.70% of average daily net assets, which is reduced at asset levels above $500 million.

(8) Pioneer Mid Cap Value Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.


     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

------------------------------------------------------------------------------------------------------------
 Number of years you      AmSouth Mid Cap Fund        Pioneer Mid Cap Value Fund        Combined Fund
   own your shares                                                                       (Pro Forma)
------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------
Year 1                            $701                           $689                       $689
------------------------------------------------------------------------------------------------------------
Year 3                           $1,018                          $931                       $931
------------------------------------------------------------------------------------------------------------
Year 5                           $1,358                         $1,202                     $1,192
------------------------------------------------------------------------------------------------------------
Year 10                          $2,135                         $1,957                     $1,935
------------------------------------------------------------------------------------------------------------
Class B -- assuming redemption at end of period
------------------------------------------------------------------------------------------------------------
Year 1                            $743                           $616                       $616
------------------------------------------------------------------------------------------------------------
Year 3                           $1,048                          $967                       $967
------------------------------------------------------------------------------------------------------------
Year 5                           $1,480                         $1,244                     $1,244
------------------------------------------------------------------------------------------------------------
Year 10                          $2,530                         $2,222                     $2,222
------------------------------------------------------------------------------------------------------------
Class B -- assuming no redemption
------------------------------------------------------------------------------------------------------------
Year 1                            $243                           $216                        $79
------------------------------------------------------------------------------------------------------------
Year 3                            $748                           $667                       $246
------------------------------------------------------------------------------------------------------------
Year 5                           $1,280                         $1,144                     $1,144
------------------------------------------------------------------------------------------------------------
Year 10                          $2,530                         $2,222                     $2,222
------------------------------------------------------------------------------------------------------------
                                 Class I                                    Class Y
------------------------------------------------------------------------------------------------------------
Year 1                            $146                           $216                        $79
------------------------------------------------------------------------------------------------------------
Year 3                            $452                           $667                       $246
------------------------------------------------------------------------------------------------------------
Year 5                            $782                          $1,144                      $428
------------------------------------------------------------------------------------------------------------
Year 10                          $1,713                         $2,222                      $954
------------------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Mid Cap Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your Amsouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, after the Reorganization, the combined Fund will have an asset size substantially larger than that of your AmSouth Fund, which may allow the combined Fund to achieve significant economies of scale in investments or expenses.

     Third, the historical investment performance of Pioneer Mid Cap Value Fund is superior to your AmSouth Fund's investment performance. For the one and five year periods ended December 31, 2004, Class A shares of Pioneer Mid Cap Value Fund had an average annual return of 14.68% (one year) and 11.40% (five year), compared to an average annual return of the Class A shares of your AmSouth Fund of 9.46% (one year) and -5.05% (five year) during the same period. The Trustees also considered that, for the one and five year periods ended March 31, 2005, Class A shares of the Pioneer Fund had an average annual return of 17.73% (one year) and 12.59% (five year), compared to an average annual return of the Class A shares of your AmSouth Fund of 10.15% (one year) and -6.37% (five year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Fourth, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $26.7 billion in equity funds. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges

     Fifth, Pioneer Mid Cap Value Fund's management fee (0.74% of average daily net assets) is substantially lower than the advisory fee of your Fund (0.90% of average daily net assets). The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. Currently, the Pioneer Mid Cap Value Fund's gross expense ratio is below the gross expense ratio of the corresponding class of your AmSouth Fund. However, your current expense ratio net of expense limitations is lower than the gross expense ratio of the Pioneer Fund (except for the Class Y shares of the Pioneer Fund, both the gross and net expenses of which are lower than the expenses of the Class I shares of the AmSouth Fund). On a pro forma basis, after giving effect to the Reorganization, it is estimated that the gross expenses of each class of the Pioneer Fund will be lower than the gross expenses of the corresponding class of your Fund. Although the net expenses of the Pioneer Fund's Class A and Class B shares will be higher than the net expenses of your Fund's Class A and Class B shares, your Fund's expense limitation is voluntary and may be discontinued at any time. AAMI has informed the trustees that the expense limitations will be discontinued in the future. The Trustees also noted that the Pioneer Fund is more actively managed, while the AmSouth Fund is an enhanced index fund, and index funds traditionally have substantially lower fees than actively managed funds. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduced per share expenses.

     Sixth, the substantially larger size of the combined Pioneer Mid Cap Value Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduced risks.

     Seventh, the Class A, B and Y shares of Pioneer Mid Cap Value Fund received in the Reorganization will provide AmSouth Mid Cap Fund shareholders with exposure to substantially the same investment product as they currently have.

     Eighth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares. Although the Reorganization will result in a per share increase in net unrealized capital gains and a decrease in capital loss carryforwards, the potential negative tax consequences of these aspects of the Reorganization are outweighed by the advantages of the Reorganization.

     Pioneer and AmSouth Bank will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of the AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

------------------------------------------------------------------------------------------------------------------------------
                                                            AmSouth Mid Cap     Pioneer Mid Cap Value  Pro Forma Pioneer Mid
                                                                 Fund                   Fund               Cap Value Fund
                                                             May 31, 2005           May 31, 2005            May 31, 2005
------------------------------------------------------------------------------------------------------------------------------
Total Net Assets (in thousands)                                $234,876              $2,460,056              $2,694,932
------------------------------------------------------------------------------------------------------------------------------
     Class A shares ...................................         $23,363              $1,911,174              $1,934,538
------------------------------------------------------------------------------------------------------------------------------
     Class B shares ...................................         $7,918                $208,901                $216,819
------------------------------------------------------------------------------------------------------------------------------
     Class I/Y shares .................................        $203,595               $114,061                $317,656
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
------------------------------------------------------------------------------------------------------------------------------
     Class A shares ...................................         $14.24                 $25.22                  $25.22
------------------------------------------------------------------------------------------------------------------------------
     Class B shares ...................................         $13.61                 $22.57                  $22.57
------------------------------------------------------------------------------------------------------------------------------
     Class I/Y shares .................................         $14.30                 $26.01                  $26.01
------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
------------------------------------------------------------------------------------------------------------------------------
     Class A shares ...................................        1,641,062             75,781,678              76,708,079
------------------------------------------------------------------------------------------------------------------------------
     Class B shares ...................................         581,591               9,254,911              9,605,706
------------------------------------------------------------------------------------------------------------------------------
     Class I/Y shares .................................       14,234,921              4,385,193              12,212,598
------------------------------------------------------------------------------------------------------------------------------

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                           AmSouth Small Cap Fund and
                        Pioneer Growth Opportunities Fund

                                  PROPOSAL 1(f)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

     Each Fund invests primarily in equity securities of smaller capitalization issuers with above-average growth potential, and, consequently, has similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

    Comparison of AmSouth Small Cap Fund to Pioneer Growth Opportunities Fund

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Small Cap Fund                           Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                          A diversified series of AmSouth Funds, an        A diversified series of Pioneer Series Trust
                                  open-end management investment company           II, an open-end management investment company
                                  organized as a Massachusetts business trust.     organized as a Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of March 31, 2005   $258.48 million                                  $464.48 million
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers and           Investment Adviser:                              Investment Adviser:
portfolio managers                AAMI                                             Pioneer

                                  Investment Subadviser:                           Portfolio Managers:
                                  Sawgrass Asset Management, LLC ("Sawgrass")      Day-to-day management of the Fund's portfolio
                                                                                   is the responsibility of co-managers Diego
                                  Portfolio Manager:                               Franzin and Michael Rega. Mr. Franzin, vice
                                  Day-to-day management of AmSouth Small Cap       president and head of U.S. Quantitative
                                  Fund is the responsibility of Dean McQuiddy,     Research & Management and leader of Global
                                  CFA, who has been the portfolio manager for      Active Quantitative Equity Research, joined
                                  the Fund since its inception. Mr. McQuiddy,      Pioneer in 1998 as an active quantitative
                                  who has been employed by Sawgrass since 1998,    equity research analyst. Mr. Rega, vice
                                  is a Principal and the Director of Equity        president and senior portfolio manager,
                                  Investing of Sawgrass. From 1983 to 1997, Mr.    joined Pioneer in 2004. Prior to joining
                                  McQuiddy was portfolio manager at Barnett        Pioneer, Mr. Rega was a vice president and
                                  Capital Advisors, Inc. Mr. McQuiddy holds        portfolio manager at 646 Advisors from 2000
                                  membership in the Association for Investment     to 2004.
                                  Management and Research. He has 20 years of
                                  investment experience.
------------------------------------------------------------------------------------------------------------------------------------
Investment objective              AmSouth Small Cap Fund seeks capital             Pioneer Growth Opportunities Fund seeks
                                  appreciation by investing primarily in a         growth of capital.
                                  diversified portfolio of securities
                                  consisting of common stocks and securities
                                  convertible into common stocks such as
                                  convertible bonds and convertible preferred
                                  stocks. Any current
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Small Cap Fund                           Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  income generated from these securities is
                                  incidental.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments               Under normal circumstances, AmSouth Small Cap    Pioneer Growth Opportunities Fund invests
                                  Fund will invest at least 80% of its net         primarily in equity securities of companies
                                  assets in equity securities of companies with    that Pioneer considers to be reasonably
                                  small market capitalizations at the time of      priced or undervalued, with above average
                                  purchase, including common stocks and            growth potential. The Fund may invest a
                                  securities convertible into common stocks        significant portion of its assets in equity
                                  such as convertible bonds and convertible        securities of small companies.
                                  preferred stock. For the purpose of this
                                  policy, net assets include net assets plus
                                  borrowings for investment purposes. Small
                                  capitalization companies are generally those
                                  whose market capitalizations are similar to
                                  the capitalizations at the time of purchase
                                  of the companies in the Russell 2000 Growth
                                  Index. As of December 31, 2004, companies in
                                  the Russell 2000 Growth Index had market
                                  capitalizations between $49 million and $2.9
                                  billion.
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies             In managing the Fund's portfolio, Sawgrass       Pioneer Growth Opportunities Fund uses a
                                  seeks smaller companies with above-average       "growth at a reasonable price" style of
                                  growth potential. Factors Sawgrass typically     management and seeks to invest in securities
                                  considers in selecting individual securities     of issuers with above average potential for
                                  include positive changes in earnings             earnings and revenue growth that are also
                                  estimates for future growth, higher than         trading at attractive market valuations. To
                                  market average profitability, a strategic        select stock, Pioneer may also use
                                  position in a specialized market, earnings       quantitative analysis. Pioneer relies on the
                                  growth consistently above market, and            knowledge, experience and judgment of its
                                  fundamental value.                               staff who have access to a wide variety of
                                                                                   research. Pioneer focuses on the quality and
                                                                                   price of individual issuers, not on economic
                                                                                   sector or market-timing strategies. Factors
                                                                                   Pioneer looks for in selecting investments
                                                                                   include:

                                                                                   o  Strength of the company's balance sheet

                                                                                   o  Quality of the management team

                                                                                   o  Rate at which the company's earnings are
                                                                                      projected to grow

                                                                                   o  Whether the company's stock may be trading
                                                                                      at a discount relative to its industry
                                                                                      peers or the overall market

                                                                                   Pioneer generally sells a portfolio security
                                                                                   when it believes that the issuer no longer
                                                                                   offers the potential for growth at a
                                                                                   reasonable price or if any of the above
                                                                                   factors have deteriorated. Pioneer makes that
                                                                                   determination based upon the same criteria it
                                                                                   uses to select portfolio securities.
------------------------------------------------------------------------------------------------------------------------------------
Other investments                 AmSouth Small Cap Fund may invest up to 20%      Pioneer may invest up to 20% of its total
                                  of its assets in common stocks and securities    assets in securities of non-U.S. issuers. Up
                                  convertible into common stocks of companies      to 5% of the Fund's total assets may be
                                  with a market capitalization of                  invested in securities of emerging markets
                                                                                   issuers.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Small Cap Fund                           Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  greater than $2 billion determined at the        Non-U.S. securities may be issued by non-U.S.
                                  time of the purchase, preferred stocks,          governments, banks or corporations and
                                  corporate bonds, notes, and warrants, and        certain supranational organizations, such as
                                  short-term money market instruments.             the World Bank and the European Union. The
                                                                                   Fund may invest in securities of Canadian
                                                                                   issuers to the same extent as securities of
                                                                                   U.S. issuers. Investing in Canadian and other
                                                                                   non-U.S. issuers, particularly issuers in
                                                                                   emerging markets, may involve unique risks
                                                                                   compared to investing in the securities of
                                                                                   U.S. issuers.

                                                                                   Pioneer Growth Opportunities Fund may invest
                                                                                   up to 20% of its total assets in debt
                                                                                   securities of U.S. corporate and government
                                                                                   issuers. Generally, the Fund acquires debt
                                                                                   securities that are investment grade, but the
                                                                                   Fund may invest up to 5% of its net assets in
                                                                                   below investment grade debt securities
                                                                                   including below investment grade convertible
                                                                                   debt securities. The Fund invests in debt
                                                                                   securities when Pioneer believes they are
                                                                                   consistent with the Fund's investment
                                                                                   objective of capital growth, to diversify the
                                                                                   Fund's portfolio or for greater liquidity.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive strategies    If deemed appropriate under the                  Pioneer Growth Opportunities Fund may invest
                                  circumstances, AmSouth Small Cap Fund may        all or part of its assets in securities with
                                  increase its holdings in short-term money        remaining maturities of less than one year,
                                  market instruments to over 20% of total          cash equivalents or may hold cash.
                                  assets. AmSouth Small Cap Fund may hold
                                  uninvested cash pending investment.
------------------------------------------------------------------------------------------------------------------------------------
Diversification                   Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code").
------------------------------------------------------------------------------------------------------------------------------------
Industry concentration            AmSouth Small Cap Fund may not purchase any      Pioneer Growth Opportunities Fund may not
                                  securities which would cause more than 25% of    invest more than 25% of its assets in any one
                                  the value of the Fund's total assets at the      industry.
                                  time of purchase to be invested in securities
                                  of one or more issuers conducting their
                                  principal business activities in the same
                                  industry, provided that (a) there is no
                                  limitation with respect to obligations issued
                                  or guaranteed by the U.S. government or its
                                  agencies or instrumentalities, and repurchase
                                  agreements secured by obligations of the U.S.
                                  government or its instrumentalities; (b)
                                  wholly owned finance companies will be
                                  considered to be in the industries of their
                                  parents if their activities are primarily
                                  related to financing the activities of their
                                  parents; and (c) utilities will be divided
                                  according to their services. For example,
                                  gas, gas transmission, electric and gas,
                                  electric, and telephone will each be
                                  considered a separate
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Small Cap Fund                           Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  industry.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid           AmSouth Small Cap Fund may not invest more       Pioneer Growth Opportunities Fund may not
securities                        than 15% of its net assets in securities that    invest more than 15% of its net assets in
                                  are restricted as to resale, or for which no     securities that are illiquid and other
                                  readily available market exists, including       securities that are not readily marketable.
                                  repurchase agreements providing for              Repurchase agreements maturing in more than
                                  settlement more than seven days after notice.    seven days will be included for purposes of
                                                                                   the foregoing limit.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing                         AmSouth Small Cap Fund may not borrow money      Pioneer Growth Opportunities Fund may not
                                  or issue senior securities, except that the      borrow money, except the Fund may: (a) borrow
                                  Fund may borrow from banks or enter into         from banks or through reverse repurchase
                                  reverse repurchase agreements for temporary      agreements in an amount up to 33 1/3% of the
                                  emergency purposes in amounts up to 33 1/3%      Fund's total assets (including the amount
                                  of the value of its total assets at the time     borrowed); (b) borrow up to an additional 5%
                                  of such borrowing. The Fund will not purchase    of the Fund's assets for temporary purposes;
                                  securities while borrowings (including           (c) obtain such short-term credits as are
                                  reverse repurchase agreements) in excess of      necessary for the clearance of portfolio
                                  5% of its total assets are outstanding. In       transactions; (d) purchase securities on
                                  addition, the Fund is permitted to               margin to the extent permitted by applicable
                                  participate in a credit facility whereby the     law; and (e) engage in transactions in
                                  Fund may directly lend to and borrow money       mortgage dollar rolls that are accounted for
                                  from other AmSouth funds for temporary           as financings.
                                  purposes, provided that the loans are made in
                                  accordance with an order of exemption from
                                  the SEC and any conditions thereto.
------------------------------------------------------------------------------------------------------------------------------------
Lending                           AmSouth Small Cap Fund may not make loans,       Pioneer Growth Opportunities Fund may not
                                  except that the Fund may purchase or hold        make loans, except that the Fund may (i) lend
                                  debt instruments in accordance with its          portfolio securities in accordance with the
                                  investment objective and policies, lend Fund     Fund's investment policies, (ii) enter into
                                  securities in accordance with its investment     repurchase agreements, (iii) purchase all or
                                  objective and policies and enter into            a portion of an issue of publicly distributed
                                  repurchase agreements. In addition, the Fund     debt securities, bank loan participation
                                  is permitted to participate in a credit          interests, bank certificates of deposit,
                                  facility whereby the Fund may directly lend      bankers' acceptances, debentures or other
                                  to and borrow money from other AmSouth funds     securities, whether or not the purchase is
                                  for temporary purposes, provided that the        made upon the original issuance of the
                                  loans are made in accordance with an order of    securities, (iv) participate in a credit
                                  exemption from the SEC and any conditions        facility whereby the Fund may directly lend
                                  thereto.                                         to and borrow money from other affiliated
                                                                                   funds to the extent permitted under the
                                                                                   Investment Company Act or an exemption
                                                                                   therefrom, and (v) make loans in any other
                                                                                   manner consistent with applicable law, as
                                                                                   amended and interpreted or modified from time
                                                                                   to time by any regulatory authority having
                                                                                   jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------
Derivative instruments            AmSouth Small Cap Fund may invest in futures     Pioneer Growth Opportunities Fund may use
                                  contracts and options thereon (interest rate     futures and options on securities, indices
                                  futures contracts or index futures contracts,    and currencies, forward currency exchange
                                  as applicable) to commit funds awaiting          contracts and other derivatives. The Fund
                                  investment, to maintain cash liquidity or for    does not use derivatives as a primary
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Small Cap Fund                           Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  other hedging purposes. The value of the         investment technique and generally limits
                                  Fund's contracts may equal or exceed 100% of     their use to hedging. However, the Fund may
                                  the Fund's total assets, although the Fund       use derivatives for a variety of
                                  will not purchase or sell a futures contract     non-principal purposes, including:
                                  unless immediately afterwards the aggregate
                                  amount of margin deposits on its existing        o  As a hedge against adverse changes in
                                  futures positions plus the amount of premiums       stock market prices, interest rates or
                                  paid for related futures options entered into       currency exchange rates
                                  for other than bona fide hedging purposes is
                                  5% or less of its net assets.                    o  As a substitute for purchasing or selling
                                                                                      securities

                                                                                   o  To increase the Fund's return as a
                                                                                      non-hedging strategy that may be
                                                                                      considered speculative
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading                AmSouth Small Cap Fund may engage in the         Pioneer Growth Opportunities Fund does not
                                  technique of short-term trading. Such trading    usually trade for short-term profits. The
                                  involves the selling of securities held for a    Fund will sell an investment, however, even
                                  short-time, ranging from several months to       if it has only been held for a short time, if
                                  less than a day. The object of such              it no longer meets the Fund's investment
                                  short-term trading is to increase the            criteria.
                                  potential for capital appreciation and/or
                                  income of the Fund in order to take advantage
                                  of what Sawgrass believes are changes in
                                  market, industry or individual company
                                  outlook.
------------------------------------------------------------------------------------------------------------------------------------
Other investment policies         As described above, the Funds have substantially similar principal investment strategies and
and restrictions                  policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                               Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Class A sales charges and         Class A shares are offered with an initial       Class A shares are offered with an initial
Rule 12b-1 Fees                   sales charge of up to 5.50% of the offering      sales charge of up to 5.75% of the offering
                                  price, which is reduced depending upon the       price, which is reduced or waived for large
                                  amount invested or, in certain circumstances,    purchases and certain types of investors. At
                                  waived. Class A shares bought as part of an      the time of your purchase, your investment
                                  investment of $1 million or more are not         firm may receive a commission from Pioneer
                                  subject to an initial sales charge, but may      Funds Distributor, Inc. ("PFD"), the Fund's
                                  be charged a contingent deferred sales charge    distributor, of up to 5% declining as the
                                  ("CDSC") of 1.00% if sold within one year of     size of your investment increases.
                                  purchase.
                                                                                   There is no CDSC, except in certain
                                  Class A shares pay a shareholder servicing       circumstances when the initial sales charge
                                  fee (non 12b-1) of up to 0.25% of average        is waived.
                                  daily net assets.
                                                                                   Class A shares are subject to distribution
                                                                                   and service (12b-1) fees of up to 0.25% of
                                                                                   average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Class B sales charges             Class B shares are offered without an initial    Class B shares are offered without an initial
and Rule 12b-1 fees               sales charge, but are subject to a CDSC of up    sales charge, but are subject to a CDSC of up
                                  to 5%. For Class B shares purchased prior to     to 4% if you sell your shares. The charge is
                                  the combination of AmSouth Funds with ISG        reduced over time and is not charged after
                                                                                   five
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Small Cap Fund                           Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  Funds, the CDSC on such Class B shares held      years. Your investment firm may receive a
                                  continuously declines over six years,            commission from PFD, the Fund's distributor,
                                  starting with year one and ending in year        at the time of your purchase of up to 4%.
                                  seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all
                                  other Class B shares held continuously, the      Class B shares are subject to distribution
                                  CDSC declines over six years, starting with      and service (12b-1) fees of up to 1% of
                                  year one and ending in year seven from: 5%,      average daily net assets.
                                  4%, 3%, 3%, 2%, 1%. Eight years after
                                  purchase (seven years in the case of shares      Maximum purchase of Class B shares in a
                                  acquired in the ISG combination), Class B        single transaction is $49,999.
                                  shares automatically convert to Class A
                                  shares.                                          Class B shares acquired through the
                                                                                   Reorganization will be subject to the CDSC
                                  Class B shares pay a shareholder servicing       and commission schedules applicable to the
                                  fee (non 12-b-1) of up to 0.25% of average       original purchase.
                                  daily net assets and a distribution (12b-1)
                                  fee of 0.75% of average daily net assets.

                                  Maximum investment for all Class B purchases
                                  by a shareholder for the Fund's shares is
                                  $99,999.
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y sales         AmSouth Small Cap Fund does not impose any       The Fund does not impose any initial,
charges and Rule 12b-1 fees       initial or CDSC on Class I shares.               contingent deferred or asset based sales
                                                                                   charge on Class Y shares.
                                  The Fund may impose a shareholder servicing
                                  fee (non 12b-1) of up to 0.15% of average        The distributor incurs the expenses of
                                  daily net assets.                                distributing the Fund's Class Y shares, none
                                                                                   of which are reimbursed by the Fund or the
                                                                                   Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------------
Management and other fees         AmSouth Small Cap Fund pays an advisory fee      Pioneer Growth Opportunities Fund pays
                                  on a monthly basis at an annual rate of 0.90%    Pioneer an annual fee equal to 0.65% of the
                                  of the Fund's average daily net assets.          Fund's average daily net assets. The fee is
                                                                                   computed daily and paid monthly.
                                  ASO Services Company, Inc. ("ASO") serves as
                                  administrator and fund accounting agent for      In addition, the Fund reimburses Pioneer for
                                  the Fund. The Fund pays ASO an administrative    certain fund accounting and legal expenses
                                  services fee of 0.15% of the Fund's average      incurred on behalf of the Fund and pays a
                                  daily net assets.                                separate shareholder servicing/transfer
                                                                                   agency fee to PIMSS, an affiliate of Pioneer.
                                  Other expenses of the Fund are being limited
                                  to 0.39% for Class A shares, 0.38% for Class     Through May 1, 2006, Pioneer has
                                  B shares, and 0.24% for Class I shares. Any      contractually agreed to not to impose all or
                                  fee waiver or expense reimbursement              a portion of its management fee and, if
                                  arrangement is voluntary and may be              necessary, to limit other ordinary operating
                                  discontinued at any time.                        expenses to 1.30% of the average daily net
                                                                                   assets attributable to Class A shares. The
                                  For the fiscal year ended July 31, 2004, the     portion of Fund expenses (including the
                                  Fund's annual operating expenses for Class A     amount of the management fee waived)
                                  shares, after giving effect to the expense       attributable to Class B and Class Y shares
                                  limitation were 1.29%, and without giving        will be reduced only to the extent such
                                  effect to the expense limitation, were 1.41%     expenses are reduced for Class A shares.
                                  of average daily net assets.
                                                                                   For the fiscal year ended December 31, 2004,
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Small Cap Fund                           Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  For the fiscal year ended July 31, 2004, the     the Fund's total annual operating expenses
                                  Fund's annual operating expenses for Class B     for Class A shares, after giving effect to
                                  shares, after giving effect to the expense       the expense limitation, were 1.31%, and
                                  limitation were 2.03%, and without giving        without giving effect to the expense
                                  effect to the expense limitation, were 2.15%     limitation were 2.29% of average daily net
                                  of average daily net assets.                     assets. The expense limitation applicable to
                                                                                   Class A shares was not in effect for the
                                  For the fiscal year ended July 31, 2004, the     entire fiscal year ended December 31, 2004.
                                  Fund's annual operating expenses for Class I
                                  shares, after giving effect to the expense       For the fiscal year ended December 31, 2004,
                                  limitation were 1.14%, and without giving        the Fund's total annual operating expenses
                                  effect to the expense limitation, were 1.31%     for Class B shares, after giving effect to
                                  of average daily net assets.                     the expense limitation, were 2.08%, and
                                                                                   without giving effect to the expense
                                                                                   limitation were 2.33% of average daily net
                                                                                   assets. The expense limitation applicable to
                                                                                   Class B shares was not in effect for the
                                                                                   entire fiscal year ended December 31, 2004.

                                                                                   Class Y shares of Pioneer Growth
                                                                                   Opportunities Fund are being offered for the
                                                                                   first time in connection with the
                                                                                   Reorganization.
------------------------------------------------------------------------------------------------------------------------------------
Buying shares                     You may buy shares of the Fund directly          You may buy shares from any investment firm
                                  through BISYS Fund Services, the Fund's          that has a sales agreement with PFD, the
                                  distributor, or through brokers, registered      Pioneer Fund's distributor.
                                  investment advisers, banks and other
                                  financial institutions that have entered into    If the account is established in the
                                  selling agreements with the Fund's               shareholder's own name, shareholders may also
                                  distributor, as described in the Fund's          purchase additional shares of the Fund by
                                  prospectus.                                      telephone or online.

                                  Certain account transactions may be done by
                                  telephone.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares                 You can exchange your shares in the Fund for     You may exchange your shares for shares of
                                  shares of the same class of another AmSouth      the same class of another Pioneer mutual
                                  Fund, usually without paying additional sales    fund. Your exchange request must be for at
                                  charges. You must meet the minimum investment    least $1,000. The Fund allows you to exchange
                                  requirements for the Fund into which you are     your shares at net asset value without
                                  exchanging. Exchanges from one Fund to           charging you either an initial or contingent
                                  another are taxable. Class A shares may be       deferred shares charge at the time of the
                                  exchanged for Class I shares of the same Fund    exchange. Shares you acquire as part of an
                                  or another AmSouth Fund if you become            exchange will continue to be subject to any
                                  eligible to purchase Class I shares. Class I     contingent deferred sales charge that applies
                                  shares may be exchanged for Class A shares of    to the shares you originally purchased. When
                                  the same Fund. No transaction fees are           you ultimately sell your shares, the date of
                                  currently charged for exchanges.                 your original purchase will determine your
                                                                                   contingent deferred sales charge. An exchange
                                  If you sell your shares or exchange them for     generally is treated as a sale and a new
                                  shares of another AmSouth Fund within 30 days    purchase of shares for federal income tax
                                  of the date of purchase, you will be charged     purposes.
                                  a 2.00% fee on the current net asset value of
                                  the shares sold or exchanged. The fee            After you establish an eligible Fund account,
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Small Cap Fund                           Pioneer Growth Opportunities Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  is paid to the Fund to offset the costs          you can exchange Fund shares by telephone or
                                  associated with short-term trading, such as      online.
                                  portfolio transaction and administrative
                                  costs.

                                  The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                                  The fee will be charged on all covered
                                  redemptions and exchanges, including those
                                  made through retirement plan, brokerage and
                                  other types of omnibus accounts (except where
                                  it is not practical for the plan
                                  administrator or brokerage firm to implement
                                  the fee). The Fund will not impose the
                                  redemption fee on a redemption or exchange of
                                  shares purchased upon the reinvestment of
                                  dividend and capital gain distributions.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares                    Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.
                                  --------------------------------------------------------------------------------------------------
                                  You may sell your shares by contacting the       Normally, your investment firm will send your
                                  Fund directly in writing or by telephone or      request to sell shares to PIMSS. You can also
                                  by contacting a financial intermediary as        sell your shares by contacting the Fund
                                  described in the Fund's prospectus.              directly if your account is registered in
                                                                                   your name.

                                                                                   If the account is established in the
                                                                                   shareholder's own name, shareholders may also
                                                                                   redeem shares of the Pioneer Fund by
                                                                                   telephone or online.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o    The stock market goes down

     o    Small company or growth stocks fall out of favor with investors

     o The adviser's/subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves incorrect

     Each Fund also has risks associated with investing in small companies. Compared to large companies, small companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations

     o    Have more limited product lines and capital resources

     o    Experience sharper swings in market values

     o Be harder to sell at the times and prices the adviser or subadviser thinks appropriate

     o    Offer greater potential for gain or loss

     Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser/subadviser might not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return

     In addition, at times, more than 25% of Pioneer Growth Opportunities Fund's assets may be invested in the same market segment, such as financial or technology. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

Past Performance

     Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                    AmSouth Small Cap Fund -- Class A Shares
                          Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]]

 1999    2000     2001    2002   2003    2004
15.97   18.68   -27.81  -26.75  34.42   13.89

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 27.37% for the quarter ended December 31, 1999, and the lowest quarterly return was -20.17% for the quarter ended September 30, 2001.

               Pioneer Growth Opportunities Fund -- Class A Shares
                          Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]]

 1997   1998    1999     2000    2001     2002   2003    2004
49.61   4.47    2.43    -4.52   21.66   -37.05  43.67   22.23

* During the period shown in the bar chart, Pioneer Growth Opportunities Fund's highest quarterly return was 34.38% for the quarter ended June 30, 2001, and the lowest quarterly return was -26.86% for the quarter ended September 30, 2002.

     Pursuant to an agreement and plan of reorganization, Pioneer Growth Opportunities Fund's Investor Class acquired all of the assets and those liabilities reflected in the net assets of Safeco Growth Opportunities Fund (the predecessor fund) on December 10, 2004. In the reorganization, the predecessor fund exchanged all of its assets for Investor Class shares of the Fund. The predecessor fund offered an Investor Class and other classes of shares similar to the Fund's Class A, B and C shares. As a result of the reorganization, Pioneer Growth Opportunities Fund is the accounting successor of the predecessor fund. The predecessor fund operated as a registered investment company like the Fund. The performance of each class of the Fund includes the performance of the predecessor fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of Pioneer Growth Opportunities Fund were reflected, the performance would be lower. Since August 2, 2004 and prior to the reorganization, Pioneer served as the predecessor fund's investment adviser. Previously, Safeco Asset Management Company served as the predecessor fund's investment adviser. The Fund's Investor Class shares are not offered in the Reorganization.

                             AmSouth Small Cap Fund
              Average Annual Total Returns as of December 31, 2004

---------------------------------------------------------------------------------------------------------------------------
                                           1 Year                         5 Years               Since Inception (3/2/98)
---------------------------------------------------------------------------------------------------------------------------
AmSouth Small Cap Fund, Class A Shares(1)
---------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                         7.65%                         -1.91%                         -0.12%
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes on                       7.65%                         -2.59%                         -0.63%
Distributions
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes on                       4.97%                         -1.96%                         -0.37%
Distributions and Sale of
Fund Shares
---------------------------------------------------------------------------------------------------------------------------
AmSouth Small Cap Fund, Class B Shares(1)
---------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                         8.02%                         -1.89%                         -0.09%
---------------------------------------------------------------------------------------------------------------------------
AmSouth Small Cap Fund, Class I Shares(1)
---------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                        13.95%                         -0.65%                         0.85%
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes on                      13.95%                         -1.34%                         0.34%
Distributions
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes on                       9.06%                         -0.91%                         0.46%
Distributions and Sale of
Fund Shares
---------------------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index(2)               14.31%                         -3.57%                         1.77%
(reflects no deduction for
fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------------------

(1)  Class A, B and I shares were first offered on 3/2/98.

(2) Russell 2000 Growth Index, an unmanaged index of common stocks of small- to mid-sized companies, is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

The table above shows the impact of taxes on AmSouth Small Cap Fund's returns. After-tax returns are only shown for Class A and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                        Pioneer Growth Opportunities Fund
              Average Annual Total Returns as of December 31, 2004

------------------------------------------------------------------------------------------------------------------------------
                                                                  1 Year                5 Years            Since Inception
------------------------------------------------------------------------------------------------------------------------------
Pioneer Growth Opportunities Fund, Class A shares(1)
------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                               15.19%                 3.88%            11.76% (9/30/96)
------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                               15.19%                 3.88%                 10.56%
------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund              9.87%                  3.34%                  9.67%
Shares(1)
------------------------------------------------------------------------------------------------------------------------------
Pioneer Growth Opportunities Fund, Class B shares(1)
------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                               17.21%                 4.36%            11.67% (9/30/96)
------------------------------------------------------------------------------------------------------------------------------
Pioneer Growth Opportunities Fund, Class Y shares(2)
------------------------------------------------------------------------------------------------------------------------------
Russell 2000 Stock Index(3)                                       18.33%                 6.61%                9.38%(4)
(reflects no deduction for fees, expenses or taxes)
------------------------------------------------------------------------------------------------------------------------------

(1) Reflects the inception date of the predecessor fund. Inception of Class A and Class B shares was December 13, 2004.

(2) Class Y shares were not outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Class Y shares would be modestly higher than the performance of the Class A and Class B shares due to the lower expenses applicable to Class Y shares.

(3) The Russell 2000 Stock Index measures, an unmanaged index of U.S. small cap stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

(4) Reflects the return of the index since the inception of Class A and Class B shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Small Cap Fund, the expenses of AmSouth Small Cap Fund for the period ended January 31, 2005, and (ii) for Pioneer Growth Opportunities Fund, the expenses of Pioneer Growth Opportunities Fund for the period ended December 31, 2004. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Fund assuming the Reorganization occurred on December 31, 2004.

---------------------------------------------------------------------------------------------------------------------
Shareholder        AmSouth    Pioneer      Combined      AmSouth    Pioneer      Combined      AmSouth    Combined
transaction       Small Cap   Growth       Fund (Pro    Small Cap   Growth       Fund (Pro    Small Cap   Fund (Pro
fees (paid         Fund(1)    Opportunities Forma)       Fund(1)    Opportunities Forma)       Fund(1)      Forma)
directly from                    Fund                                  Fund
your
investment)        Class A     Class A      Class A      Class B     Class B      Class B      Class I    Class Y(10)
---------------------------------------------------------------------------------------------------------------------
 Maximum sales    5.50%(2)      5.75%        5.75%        None         None         None        None         None
 charge (load)
 when you buy
  shares as a
 percentage of
offering price
---------------------------------------------------------------------------------------------------------------------
    Maximum         None       None(6)       None       5.00%(3)      4.00%        4.00%        None         None
deferred sales
 charge (load)
     as a
 percentage of
purchase price
 or the amount
  you receive
 when you sell
    shares,
 whichever is
     less
---------------------------------------------------------------------------------------------------------------------
  Redemption      2.00%(4)       None        None       2.00%(4)       None        None       2.00%(4)       None
     fees
---------------------------------------------------------------------------------------------------------------------
  Annual fund
   operating
   expenses
(deducted from
 fund assets)
  (as a % of
  average net
    assets)
---------------------------------------------------------------------------------------------------------------------
Management fee      0.90%       0.65%        0.65%        0.90%       0.65%        0.65%        0.90%       0.65%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
 Distribution       None        0.25%        0.25%        0.75%       1.00%        1.00%        None         None
  and service
  (12b-1) fee
---------------------------------------------------------------------------------------------------------------------
Other expenses    0.85%(5)     1.39%(7)      0.52%      1.11%(5)     0.68%(7)      0.48%      0.64%(5)      0.25%
---------------------------------------------------------------------------------------------------------------------
  Total fund        1.75%      2.29%(8)      1.27%        2.76%      2.33%(8)      2.08%        1.54%       0.75%
   operating
   expenses
---------------------------------------------------------------------------------------------------------------------
    Expense         0.28%      0.99%(9)       N/A         0.54%      0.99%(9)       N/A         0.22%        N/A
reimbursement/
   reduction
---------------------------------------------------------------------------------------------------------------------
   Net fund         1.47%       1.30%        1.27%        2.22%       1.34%        2.08%        1.32%       0.75%
   operating
   expenses
---------------------------------------------------------------------------------------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 30 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses for your AmSouth Fund are being limited to 0.57% for Class A shares, 0.57% for Class B shares and 0.42% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.

(7)  Other expenses are based on estimated amounts for the current fiscal year.

(8) Pioneer Growth Opportunities Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(9) The expenses in the table above reflect the expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class A expenses to 1.30% of the average daily net assets attributable to Class A shares; the portion of Fund expenses (including the amount of the management fee waived) attributable to Class B and Class Y shares will be reduced only to the extent such expenses are reduced for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond May 1, 2006.

(10) Class Y shares of Pioneer Growth Opportunities Fund are being offered for the first time in connection with the Reorganization.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

------------------------------------------------------------------------------------------------------------
 Number of years you     AmSouth Small Cap Fund      Pioneer Growth Opportunities       Combined Fund
   own your shares                                               Fund                    (Pro Forma)
------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------
Year 1                            $718                           $700                       $696
------------------------------------------------------------------------------------------------------------
Year 3                           $1,071                         $1,160                      $953
------------------------------------------------------------------------------------------------------------
Year 5                           $1,447                         $1,645                     $1,229
------------------------------------------------------------------------------------------------------------
Year 10                          $2,499                         $2,977                     $2,015
------------------------------------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
------------------------------------------------------------------------------------------------------------
Year 1                            $779                           $536                       $611
------------------------------------------------------------------------------------------------------------
Year 3                           $1,156                          $932                       $952
------------------------------------------------------------------------------------------------------------
Year 5                           $1,659                         $1,255                     $1,219
------------------------------------------------------------------------------------------------------------
Year 10                          $2,847                         $2,580                     $2,203
------------------------------------------------------------------------------------------------------------
 Class B -- assuming no redemption
------------------------------------------------------------------------------------------------------------
Year 1                            $279                           $136                       $211
------------------------------------------------------------------------------------------------------------
Year 3                            $856                           $632                       $652
------------------------------------------------------------------------------------------------------------
Year 5                           $1,459                         $1,155                     $1,119
------------------------------------------------------------------------------------------------------------
Year 10                          $2,847                         $2,580                     $2,203
------------------------------------------------------------------------------------------------------------
                                 Class I                       Class Y
------------------------------------------------------------------------------------------------------------
Year 1                            $157                           N/A                         $77
------------------------------------------------------------------------------------------------------------
Year 3                            $486                           N/A                        $240
------------------------------------------------------------------------------------------------------------
Year 5                            $839                           N/A                        $417
------------------------------------------------------------------------------------------------------------
Year 10                          $1,834                          N/A                        $931
------------------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Small Cap Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, after the Reorganization, the combined Fund will have an asset size substantially larger than that of your AmSouth Fund, which may allow the combined Fund to achieve significant economies of scale in investments or expenses.

     Third, the historical investment performance of Pioneer Growth Opportunities Fund exceeds your AmSouth Fund's investment performance. For the one and five year periods ended December 31, 2004, Class A shares of Pioneer Growth Opportunities Fund had an average annual return of 15.19% (one year); and 3.88% (five year); compared to an average annual return of the Class A shares of your AmSouth Fund of 7.65% (one year); and -1.91% (five year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Fourth, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges.

     Fifth, Pioneer Fund's management fee (0.65% of average daily net assets) is substantially lower than the advisory fee of your Fund (0.90% of average daily net assets). Although the historical gross expenses of Class A shares of Pioneer Growth

Opportunities Fund are higher than your Fund's historical gross expenses for Class A shares, the historical gross and net expenses for Class B shares of the Pioneer Fund, and estimated pro forma expenses of the Pioneer Fund attributable to Class A, B and Y shares after giving effect to the Reorganization on both a gross and net basis are lower than your Fund's gross and net operating expenses. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduced per share expenses.

     Sixth, the substantially larger size of the combined Pioneer Growth Opportunities Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Seventh, the Class A, B and Y shares of Pioneer Growth Opportunities Fund received in the Reorganization will provide AmSouth Small Cap Fund shareholders with exposure to substantially the same investment product as they currently have.

     Eighth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bank will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of the AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Pioneer Growth        Pro Forma Pioneer
                                                           AmSouth Small Cap        Opportunities       Growth Opportunities
                                                                 Fund                    Fund                    Fund
                                                             May 31, 2005           May 31, 2005            May 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets (in thousands)                                $257,277               $450,076                $707,352
------------------------------------------------------------------------------------------------------------------------------------
     Class A shares ...................................         $10,487                $31,515                $42,002
------------------------------------------------------------------------------------------------------------------------------------
     Class B shares ...................................         $2,523                  $338                   $2,861
------------------------------------------------------------------------------------------------------------------------------------
     Class I/Y shares .................................        $244,267                  N/A                  $244,267
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
------------------------------------------------------------------------------------------------------------------------------------
     Class A shares ...................................          $9.18                 $28.16                  $28.16
------------------------------------------------------------------------------------------------------------------------------------
     Class B shares ...................................          $8.67                 $26.32                  $26.32
------------------------------------------------------------------------------------------------------------------------------------
     Class I/Y shares .................................          $9.32                   N/A                   $28.16
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
------------------------------------------------------------------------------------------------------------------------------------
     Class A shares ...................................        1,142,354              1,119,263              1,491,720
------------------------------------------------------------------------------------------------------------------------------------
     Class B shares ...................................         290,839                12,846                 108,684
------------------------------------------------------------------------------------------------------------------------------------
     Class I/Y shares .................................       26,215,302                 N/A                 8,675,149
------------------------------------------------------------------------------------------------------------------------------------

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                      AmSouth International Equity Fund and
                     Pioneer International Core Equity Fund

                                  PROPOSAL 1(g)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-2, because it contains details that are not in the summary.

     Each Fund invests in securities of international issuers and, consequently, each Fund has similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

               Comparison of AmSouth International Equity Fund to
                     Pioneer International Core Equity Fund

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth International Equity Fund                Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                          A non-diversified series of AmSouth Funds, an    A newly created diversified series of Pioneer
                                  open-end management investment company           series Trust IV, an open-end management
                                  organized as a Massachusetts business trust.     investment company organized as a Delaware
                                                                                   statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of March 31, 2005   $479.2 million                                   None. Pioneer International Core Equity Fund
                                                                                   is newly created and does not expect to
                                                                                   commence investment operations until the
                                                                                   Reorganization occurs.
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers and           Investment Adviser:                              Investment Adviser:
portfolio managers                AAMI                                             Pioneer

                                  Investment Subadviser:                           Portfolio Manager:
                                  Dimensional Fund Advisors Inc.                   Day-to-day management of the Fund's portfolio
                                  ("Dimensional")                                  will be the responsibility of Christopher
                                                                                   Smart. Mr. Smart is supported by a team of
                                  Portfolio Manager:                               portfolio managers and analysts. The members
                                  Day-to-day management of AmSouth                 of this team manage other Pioneer funds
                                  International Equity Fund's portfolio is the     investing primarily in international
                                  responsibility of Karen E. Umland. Ms. Umland    securities. The portfolio manager and team
                                  joined Dimensional in 1993 and has been          also may draw upon the research and
                                  responsible for the international equity         investment management expertise of the global
                                  portfolios advised by Dimensional since 1998.    research team, which provides fundamental
                                  She coordinates the portfolio managers and       research on companies and buy and sell
                                  trading personnel that comprise the              recommendations on equity securities, and
                                  Investment Committee of Dimensional that have    includes members from Pioneer's affiliate,
                                  served as investment sub-adviser to the          Pioneer Investment Management Limited. Mr.
                                  AmSouth Fund since July 2002. The Investment     Smart, senior vice president and director of
                                  Committee meets on a regular basis and also      international investments, joined Pioneer in
                                  as needed to consider investment issues. The     1995 as director of research of Pioneer First
                                  Investment Committee is composed of certain      Investments, Moscow, Russia.
                                  officers and directors of Dimensional who are
                                  elected annually.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth International Equity Fund                Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment objective              AmSouth International Equity Fund seeks to       Pioneer International Core Equity Fund seeks
                                  provide investors with capital appreciation.     long-term capital growth.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments               Under normal circumstances, the Fund will        Normally, the Fund invests at least 80% of
                                  invest at least 80% of its net assets in         its total assets in equity securities of
                                  equity securities. For the purpose of this       non-U.S. issuers.
                                  policy, net assets include net assets plus
                                  borrowings for investment purposes. The Fund     The Fund focuses on securities of issuers
                                  invests its assets primarily in equity           located in countries with developed markets
                                  securities of non-U.S. companies (i.e.,          (other than the United States) but may
                                  incorporated or organized outside the United     allocate up to 10% of its assets in countries
                                  States).                                         with emerging economies or securities
                                                                                   markets. Developed markets outside the United
                                  The Fund seeks to achieve its objective by       States generally include, but are not limited
                                  investing in the stocks of large non-U.S.        to, the countries included in the Morgan
                                  companies that Dimensional determines to be      Stanley Capital International Europe,
                                  value stocks at the time of purchase.            Australasia, Far East Index. The Fund's
                                  Securities are considered value stocks           assets must be allocated to securities of
                                  primarily because a company's shares have a      issuers located in at least three non-U.S.
                                  high book value in relation to their market      countries. For purposes of the Fund's
                                  value (a "book to market ratio"). In             investment policies, equity securities
                                  assessing value, Dimensional may consider        include common stocks, convertible debt and
                                  additional factors such as price to cash flow    other equity instruments, such as depositary
                                  or price to earnings ratios as well as           receipts, warrants, rights and preferred
                                  economic conditions and developments in the      stocks. The Fund may also purchase and sell
                                  issuer's industry. The criteria Dimensional      forward foreign currency exchange contracts
                                  uses for assessing value are subject to          in non-U.S. currencies in connection with its
                                  change from time to time.                        investments.

                                  The Fund intends to invest in the stocks of
                                  large companies in countries with developed
                                  markets. Under normal market conditions, the
                                  Fund intends to invest in companies organized
                                  or having a majority of their assets in or
                                  deriving a majority of their operating income
                                  in at least three non-U.S. countries, and no
                                  more than 40% of the Fund's assets are
                                  invested in such companies in any one
                                  country. Dimensional determines company size
                                  on a country or region specific basis and
                                  based primarily on market capitalization. In
                                  the countries or regions authorized for
                                  investment, the subadviser first ranks
                                  eligible companies listed on selected
                                  exchanges based on the companies' market
                                  capitalizations. Dimensional then determines
                                  the universe of eligible stocks by defining
                                  the minimum market capitalization of a large
                                  company that may be purchased by the Fund
                                  with respect to each country or region. As of
                                  the date of this Proxy Statement/Prospectus,
                                  on an aggregate basis for the Fund,
                                  Dimensional considers large companies to be
                                  those companies with a market capitalization
                                  of at least $716 million. This threshold will
                                  vary by country or region and will change
                                  with market conditions.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth International Equity Fund                Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies             Dimensional believes that equity investing       Pioneer International Core Equity Fund uses a
                                  should involve a long-term view and a focus      "growth at a reasonable price" style of
                                  on asset class selection, not stock picking.     management. The Fund seeks to invest in
                                  It places priority on limiting expenses,         issuers with above average potential for
                                  portfolio turnover and trading costs.            earnings and revenue growth that are also
                                  Generally, the subadviser structures a           trading at attractive market valuations. To
                                  portfolio by: 1) starting with a universe of     select stocks, Pioneer employs due diligence
                                  securities, 2) creating a sub-set of             and fundamental research, an evaluation of
                                  companies meeting the subadviser's investment    the issuer based on its financial statements
                                  guidelines, 3) excluding certain companies       and operations. Pioneer relies on the
                                  after analyzing various factors and 4)           knowledge, experience and judgment of its
                                  purchasing stocks so the portfolio is            staff who have access to a wide variety of
                                  generally market capitalization weighted         research. Pioneer focuses on the quality and
                                  within countries.                                price of individual issuers, not on economic
                                                                                   sector or market-timing strategies. Factors
                                  The value criteria used by Dimensional, as       Pioneer looks for in selecting investments
                                  described above, generally apply at the time     include:
                                  of purchase by the Fund. The Fund is not
                                  required to dispose of a security if the         o  Favorable expected returns relative to
                                  security's issuer does not meet current value       perceived risk
                                  criteria. Similarly, Dimensional is not
                                  required to sell a security even if the          o  Above average potential for earnings and
                                  decline in the market capitalization reflects       revenue growth
                                  a serious financial difficulty or potential
                                  or actual insolvency of the company.             o  Issuer's industry has strong fundamentals,
                                  Securities which do meet the market                 such as increasing or sustainable demand
                                  capitalization and/or value criteria                and barriers to entry
                                  nevertheless may be sold at any time when, in
                                  Dimensional's judgment, circumstances warrant    o  Low market valuations relative to earnings
                                  their sale.                                         forecast, book value, cash flow and sales.

                                  The Fund is non-diversified and, therefore,      Pioneer generally sells a portfolio security
                                  may concentrate its investments in a limited     when it believes that the issuer no longer
                                  number of issuers.                               offers the potential for above average
                                                                                   earnings and revenue growth. Pioneer makes
                                  The Fund intends to purchase securities          that determination based upon the same
                                  within each applicable country or region         criteria it uses to select portfolio
                                  using a market capitalization weighted           securities.
                                  approach. Dimensional, using this approach
                                  and its best judgment, will seek to set
                                  country or region weights based on the
                                  relative market capitalization of eligible
                                  large companies within each country or
                                  region. When investing on a market
                                  capitalization weighted basis, Dimensional
                                  will use a market capitalization weighted
                                  approach which may include adjusting that
                                  weighting to consider such factors as free
                                  float, trading strategies, liquidity
                                  management and other factors that Dimensional
                                  determines appropriate, given market
                                  conditions. As a result, the weighting of
                                  certain countries in the Fund's portfolio may
                                  vary from their weighting in international
                                  indices such as those published by FTSE
                                  International, Morgan Stanley Capital
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth International Equity Fund                Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  International or Salomon/Smith Barney.
------------------------------------------------------------------------------------------------------------------------------------
Other investments                 The Fund is not required to invest               The Fund may invest up to 20% of its total
                                  exclusively in common stocks or other equity     assets in debt securities, cash and cash
                                  securities, and, if deemed advisable, the        equivalents. The debt securities may be
                                  Fund may invest, to a limited extent, in         issued by U.S. or non-U.S. corporate and
                                  fixed income securities and money market         government issuers. Generally the Fund
                                  instruments. The Fund will not invest in         acquires debt securities that are investment
                                  fixed income securities rated lower than A by    grade, but the Fund may invest up to 5% of
                                  a credit rating agency, such as Moody's,         its net assets in below investment grade
                                  Standard & Poor's Ratings Group or Fitch         convertible debt securities.
                                  Ratings, or, if unrated, deemed to be of
                                  comparable quality by AAMI.                      Debt securities are subject to the risk of an
                                                                                   issuer's inability to meet principal or
                                                                                   interest payments on its obligations. Factors
                                                                                   which could contribute to a decline in the
                                                                                   market value of debt securities in the Fund's
                                                                                   portfolio include rising interest rates or a
                                                                                   reduction in the perceived creditworthiness
                                                                                   of the issuer of the securities. A debt
                                                                                   security is investment grade if it is rated
                                                                                   in one of the top four categories by a
                                                                                   nationally recognized statistical rating
                                                                                   organization or determined to be of
                                                                                   equivalent credit quality by Pioneer. Debt
                                                                                   securities rated below investment grade are
                                                                                   commonly referred to as "junk bonds" and are
                                                                                   considered speculative. Below investment
                                                                                   grade debt securities involve greater risk of
                                                                                   loss, are subject to greater price volatility
                                                                                   and are less liquid, especially during
                                                                                   periods of economic uncertainty or change,
                                                                                   than higher quality debt securities.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive strategies    When AAMI determines adverse market              Pioneer International Core Equity Fund may
                                  conditions exist, AmSouth International          invest all or part of its assets in
                                  Equity Fund may invest entirely in cash          securities with remaining maturities of less
                                  positions, directly in U.S. Government           than one year, cash equivalents or may hold
                                  securities and short-term paper, such as         cash.
                                  bankers' acceptances.
------------------------------------------------------------------------------------------------------------------------------------
Diversification                   AmSouth International Equity Fund is             Pioneer International Core Equity Fund is
                                  non-diversified for the purpose of the           diversified for the purpose of the Investment
                                  Investment Company Act and, therefore, may       Company Act and is subject to diversification
                                  concentrate its investments in a limited         requirements under the Internal Revenue Code
                                  number of issuers.                               of 1986, as amended (the "Code").

                                  AmSouth International Equity Fund may not
                                  purchase securities of any one issuer, other
                                  than obligations issued or guaranteed by the
                                  U.S. government or its agencies or
                                  instrumentalities if, immediately after such
                                  purchase, more than 5% of the value of its
                                  total assets would be invested in such issuer
                                  (except that up to 50% of the value of the
                                  Fund's total assets may be invested without
                                  regard to such 5% limitation). For purposes
                                  of this limitation, a security is
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth International Equity Fund                Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  considered to be issued by the government
                                  entity (or entities) whose assets and
                                  revenues back the security; with respect to a
                                  private activity bond that is backed only by
                                  the assets and revenues of a non-government
                                  user, a security is considered to be issued
                                  by such non-governmental user.
------------------------------------------------------------------------------------------------------------------------------------
Industry concentration            AmSouth International Equity Fund may            Pioneer International Core Equity Fund may
                                  purchase any securities which would cause        not invest more than 25% of its assets in any
                                  more than 25% of the value of the Fund's         one industry.
                                  total assets at the time of purchase to be
                                  invested in securities of one or more issuers
                                  conducting their principal business
                                  activities in the same industry, provided
                                  that (a) there is no limitation with respect
                                  to obligations issued or guaranteed by the
                                  U.S. government or its agencies or
                                  instrumentalities, and repurchase agreements
                                  secured by obligations of the U.S. government
                                  or its agencies or instrumentalities; (b)
                                  wholly owned finance companies will be
                                  considered to be in the industries of their
                                  parents if their activities are primarily
                                  related to financing the activities of their
                                  parents; and (c) utilities will be divided
                                  according to their services. For example,
                                  gas, gas transmission, electric and gas,
                                  electric, and telephone will each be
                                  considered a separate industry.

                                  There is no limitation with respect to
                                  municipal securities, which, for purposes of
                                  this limitation only, do not include private
                                  activity bonds that are backed only by the
                                  assets and revenues of a non-governmental
                                  user.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid           AmSouth International Equity Fund may not        Pioneer International Core Equity Fund may
securities                        invest more than 15% of its net assets in        not invest more than 15% of its net assets in
                                  securities that are restricted as to resale,     securities that are illiquid and other
                                  or for which no readily available market         securities that are not readily marketable.
                                  exists, including repurchase agreements          Repurchase agreements maturing in more than
                                  providing for settlement more than seven days    seven days will be included for purposes of
                                  after notice.                                    the foregoing limit.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing                         AmSouth International Equity Fund may not        Pioneer International Core Equity Fund may
                                  borrow money or issue senior securities,         lend portfolio securities with a value that
                                  except that the Fund may borrow from banks or    may not exceed 33 1/3% of the value of the
                                  enter into reverse repurchase agreements for     Fund's total assets.
                                  temporary emergency purposes in amounts up to
                                  33 1/3% of the value of its total assets at
                                  the time of such borrowing. The Fund will not
                                  purchase securities while borrowings
                                  (including reverse repurchase agreements) in
                                  excess of 5% of its total assets are
                                  outstanding. In addition, the Fund is
                                  permitted to participate
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth International Equity Fund                Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  in a credit facility whereby the Fund may
                                  directly lend to and borrow money from other
                                  AmSouth Funds for temporary purposes,
                                  provided that the loans are made in
                                  accordance with an order of exemption from
                                  the SEC and any conditions thereto.
------------------------------------------------------------------------------------------------------------------------------------
Lending                           AmSouth International Equity Fund may not        Pioneer International Core Equity Fund may
                                  make loans, except that the Fund may purchase    make loans, except by the purchase of debt
                                  or hold debt instruments in accordance with      obligations in which the Fund may invest
                                  its investment objective and policies, lend      consistent with its investment policies, by
                                  Fund securities in accordance with its           entering into repurchase agreements or
                                  investment objective and policies and enter      through the lending of portfolio securities,
                                  into repurchase agreements. In addition, the     in each case only to the extent permitted by
                                  Fund is permitted to participate in a credit     the prospectus and this statement of
                                  facility whereby the Fund may directly lend      additional information.
                                  to and borrow money from other AmSouth Funds
                                  for temporary purposes, provided that the
                                  loans are made in accordance with an order of
                                  exemption from the SEC and any conditions
                                  thereto.
------------------------------------------------------------------------------------------------------------------------------------
Derivative instruments            AmSouth International Equity Fund may invest     Pioneer International Core Equity Fund may
                                  in futures contracts and options thereon         use futures and options on securities,
                                  (interest rate futures contracts or index        indices and currencies, forward currency
                                  futures contracts, as applicable) to commit      exchange contracts and other derivatives. The
                                  funds awaiting investment, to maintain cash      Fund does not use derivatives as a primary
                                  liquidity or for other hedging purposes. The     investment technique and generally limits
                                  value of the Fund's contracts may equal or       their use to hedging. However, the Fund may
                                  exceed 100% of the Fund's total assets,          use derivatives for a variety of
                                  although the Fund will not purchase or sell a    non-principal purposes, including:
                                  futures contract unless immediately
                                  afterwards the aggregate amount of margin        o  As a hedge against adverse changes in
                                  deposits on its existing futures positions          stock market prices, interest rates or
                                  plus the amount of premiums paid for related        currency exchange rates
                                  futures options entered into for other than
                                  bona fide hedging purposes is 5% or less of      o  As a substitute for purchasing or selling
                                  its net assets.                                     securities

                                  The AmSouth Fund also may write covered put      o  To increase the Fund's return as a
                                  options in respect of specific securities in        non-hedging strategy that may be
                                  which the Fund may invest and write covered         considered speculative
                                  call and put option contracts. The size of
                                  the premiums that the Fund may receive may be
                                  adversely affected as new or existing
                                  institutions, including other investment
                                  companies, engage in or increase their
                                  option-writing activities.
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading                The AmSouth International Equity Fund may        Pioneer International Core Equity Fund does
                                  engage in the technique of short-term            not usually trade for short-term profits. The
                                  trading. Such trading involves the selling of    Fund will sell an investment, however, even
                                  securities held for a short time, ranging        if it has only been held for a short time, if
                                  from several months to less than a day. The      it no longer meets the Fund's investment
                                  object of such short-term trading is to          criteria.
                                  increase the potential for capital
                                  appreciation and/or income of the
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth International Equity Fund                Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  Fund in order to take advantage of what AAMI
                                  believes are changes in market, industry or
                                  individual company conditions or outlook.
------------------------------------------------------------------------------------------------------------------------------------
Other investment policies         As described above, the Funds have substantially similar principal investment strategies and
and restrictions                  policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                             Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Class A sales charges             Class A shares are offered with an initial       Class A shares are offered with an initial
and Rule 12b-1 fees               sales charge of up to 5.50% of the offering      sales charge of up to 5.75% of the offering
                                  price, which is reduced depending upon the       price, which is reduced or waived for large
                                  amount invested or, in certain circumstances,    purchases and certain types of investors. At
                                  waived. Class A shares bought as part of an      the time of your purchase, your investment
                                  investment of $1 million or more are not         firm may receive a commission from Pioneer
                                  subject to an initial sales charge, but may      Funds Distributor, Inc. ("PFD"), the Fund's
                                  be charged a contingent deferred sales charge    distributor, of up to 5% declining as the
                                  ("CDSC") of 1.00% if sold within one year of     size of your investment increases.
                                  purchase.
                                                                                   There is no CDSC except in certain
                                  Class A shares pay a shareholder servicing       circumstances when the initial sales charge
                                  fee (non 12b-1) of up to 0.25% of average        is waived.
                                  daily net assets.
                                                                                   Class A shares are subject to distribution
                                                                                   and service (12b-1) fees of up to 0.25% of
                                                                                   average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Class B sales charges             Class B shares are offered without an initial    Class B shares are offered without an initial
and Rule 12b-1 fees               sales charge, but are subject to a CDSC of up    sales charge, but are subject to a CDSC of up
                                  to 5%. For Class B shares purchased prior to     to 4% if you sell your shares. The charge is
                                  the combination of AmSouth Funds with ISG        reduced over time and is not charged after
                                  Funds, the CDSC on such Class B shares held      five years. Your investment firm may receive
                                  continuously declines over six years,            a commission from PFD, the Fund's
                                  starting with year one and ending in year        distributor, at the time of your purchase of
                                  seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all      up to 4%.
                                  other Class B shares held continuously, the
                                  CDSC declines over six years, starting with      Class B shares are subject to distribution
                                  year one and ending in year seven from: 5%,      and service (12b-1) fees of up to 1% of
                                  4%, 3%, 3%, 2%, 1%. Eight years after            average daily net assets.
                                  purchase (seven years in the case of shares
                                  acquired in the ISG combination), Class B        Maximum purchase of Class B shares in a
                                  shares automatically convert to Class A          single transaction is $49,999.
                                  shares.
                                                                                   Class B shares acquired through the
                                  Class B shares pay a shareholder servicing       Reorganization will be subject to the CDSC
                                  fee (non 12b-1) of up to 0.25% of average        and commission schedules applicable to the
                                  daily net assets and a distribution (12b-1)      original purchase.
                                  fee of 0.75% of average daily net assets.

                                  Maximum investment for all Class B purchases
                                  by a shareholder for the Fund's shares is
                                  $99,999.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth International Equity Fund                Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y sales         AmSouth International Equity Fund does not       The Fund does not impose any initial,
charges and Rule 12b-1 fees       impose any initial or contingent deferred        contingent deferred or asset based sales
                                  sales charge on Class I shares.                  charge on Class Y shares.

                                  The Fund may impose a shareholder servicing      The distributor incurs the expenses of
                                  fee (non 12b-1) of up to 0.15% of average        distributing the Fund's Class Y shares, none
                                  daily net assets.                                of which are reimbursed by the Fund or the
                                                                                   Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------------
Management and other fees         AmSouth International Equity Fund pays an        Pioneer International Core Equity Fund pays
                                  advisory fee on a monthly basis at an annual     Pioneer an annual fee equal to 0.95% of the
                                  rate of 0.90% of the Fund's average daily net    Fund's average daily net assets. The fee is
                                  assets.                                          computed daily and paid monthly.

                                  ASO Services Company, Inc. ("ASO") serves as     In addition, the Fund reimburses Pioneer for
                                  administrator and fund accounting agent for      certain fund accounting and legal expenses
                                  the Fund. The Fund pays ASO an administrative    incurred on behalf of the Fund and pays a
                                  services fee of 0.15% of the Fund's average      separate shareholder servicing/transfer
                                  daily net assets.                                agency fee to PIMSS, an affiliate of Pioneer.

                                  Other expenses of the Fund are being limited     The Fund's total annual fund operating
                                  to 0.42% for Class A shares, 0.41% for Class     expenses are estimated to be 1.41% of average
                                  B shares and 0.26% for Class I shares. Any       daily net assets for Class A shares, 2.43%
                                  fee waiver or expense reimbursement              for Class B shares, and 1.10% for Class Y
                                  arrangement is voluntary and may be              shares for the current fiscal year.
                                  discontinued at any time.

                                  For the fiscal year ended July 31, 2004, the Fund's annual operating expenses for Class A shares, after giving effect to the expense limitation were 1.32%, and without giving effect to the expense limitation, were 1.43% of average daily net assets.

                                  For the fiscal year ended July 31, 2004, the Fund's annual operating expenses for Class B shares, after giving effect to the expense limitation were 2.06%, and without giving effect to the expense limitation, were 2.17% of average daily net assets.

                                  For the fiscal year ended July 31, 2004, the
                                  Fund's annual operating expenses for Class I
                                  shares, after giving effect to the expense
                                  limitation were 1.16%, and without giving
                                  effect to the expense limitation, were 1.32%
                                  of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Buying shares                     You may buy shares of the Fund directly          You may buy shares from any investment firm
                                  through BISYS Fund Services, the Fund's          that has a sales agreement with PFD, the
                                  distributor, or through brokers, registered      Pioneer Fund's distributor
                                  investment advisers, banks and other
                                  financial institutions that have entered into    If the account is established in the
                                  selling agreements with the Fund's               shareholder's own name, shareholders may also
                                  distributor, as                                  purchase additional shares of the Pioneer
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth International Equity Fund                Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  described in the Fund's prospectus.              Fund by telephone or online.

                                  Certain account transactions may be done by
                                  telephone.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares                 You can exchange your shares in the Fund for     You may exchange your shares for shares of
                                  shares of the same class of another AmSouth      the same class of another Pioneer mutual
                                  Fund, usually without paying additional sales    fund. Your exchange request must be for at
                                  charges. You must meet the minimum investment    least $1,000. The Fund allows you to exchange
                                  requirements for the Fund into which you are     your shares at net asset value without
                                  exchanging. Exchanges from one Fund to           charging you either an initial or contingent
                                  another are taxable. Class A shares may be       deferred shares charge at the time of the
                                  exchanged for Class I shares of the same Fund    exchange. Shares you acquire as part of an
                                  or another AmSouth Fund if you become            exchange will continue to be subject to any
                                  eligible to purchase Class I shares. Class I     contingent deferred sales charge that applies
                                  shares may be exchanged for Class A shares of    to the shares you originally purchased. When
                                  the same Fund. No transaction fees are           you ultimately sell your shares, the date of
                                  currently charged for exchanges.                 your original purchase will determine your
                                                                                   contingent deferred sales charge. An exchange
                                  If you sell your shares or exchange them for     generally is treated as a sale and a new
                                  shares of another AmSouth Fund within 30 days    purchase of shares for federal income tax
                                  of the date of purchase, you will be charged     purposes.
                                  a 2.00% fee on the current net asset value of
                                  the shares sold or exchanged. The fee is paid    After you establish an eligible fund account,
                                  to the Fund to offset the costs associated       you can exchange Fund shares by telephone or
                                  with short-term trading, such as portfolio       online.
                                  transaction and administrative costs.

                                  The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                                  The fee will be charged on all covered
                                  redemptions and exchanges, including those
                                  made through retirement plan, brokerage and
                                  other types of omnibus accounts (except where
                                  it is not practical for the plan
                                  administrator or brokerage firm to implement
                                  the fee). The Fund will not impose the
                                  redemption fee on a redemption or exchange of
                                  shares purchased upon the reinvestment of
                                  dividend and capital gain distributions.
------------------------------------------------------------------------------------------------------------------------------------
Selling shares                    Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth International Equity Fund                Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  You may sell your shares by contacting the       Normally, your investment firm will send your
                                  Fund directly in writing or by telephone or      request to sell shares to PIMSS. You can also
                                  by contacting a financial intermediary as        sell your shares by contacting the Fund
                                  described in the Fund's prospectus.              directly if your account is registered in
                                                                                   your name.

                                                                                   If the account is established in the
                                                                                   shareholder's own name, shareholders may also
                                                                                   redeem shares of the Fund by telephone or
                                                                                   online.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The non-U.S. stock markets go down or perform poorly relative to other investments (this risk may be greater in the short term)

     o Equity securities of non-U.S. issuers or growth stocks fall out of favor with investors

     o The Fund's investments do not have the growth potential originally expected

     Each Fund may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Funds invests in issuers in countries with emerging markets or if the Funds invest significantly in one country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser/subadviser might not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return

     In addition, at times, more than 25% of Pioneer International Core Equity Fund's assets may be invested in the same market segment, such as financial or technology. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a Fund without the same focus.

     AmSouth International Equity Fund is subject to risks relating to the fact that it is non-diversified. The Fund may invest in a small number of companies which may increase the volatility of the Fund. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single company or industry.

     AmSouth International Equity Fund may trade securities actively to achieve its principal investment strategies. Active trading of portfolio securities could increase the Fund's transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay (on distributions of net gains realized on those trades).

Past Performance

     Set forth below is performance information for AmSouth International Equity Fund. The bar charts show how your AmSouth Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for your AmSouth Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in your AmSouth Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results. Pioneer International Core Equity Fund has not commenced investment operations.

               AmSouth International Equity Fund -- Class A Shares
                          Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]]

1998     1999     2000    2001    2002   2003    2004
9.48    26.77   -11.50  -24.31  -14.95  52.67   25.84

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 23.15% for the quarter ended June 30, 2003, and the lowest quarterly return was -20.23% for the quarter ended September 30, 2002.

                        AmSouth International Equity Fund
      Average Annual Total Returns for the periods ending December 31, 2004

---------------------------------------------------------------------------------------------------------------------------------
                                                                          1 Year             5 Years          Since Inception
                                                                                                                 (8/15/97)
---------------------------------------------------------------------------------------------------------------------------------
AmSouth International Equity Fund, Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes(1)                                                     18.95%               0.68%                    4.60%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                        18.60%               0.41%                    4.33%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                12.31%               0.45%                    3.83%
---------------------------------------------------------------------------------------------------------------------------------
AmSouth International Equity Fund, Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                        19.81%               0.76%                    4.60%
---------------------------------------------------------------------------------------------------------------------------------
AmSouth International Equity Fund, Class I Shares(2)
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                        26.05%               2.03%                    5.54%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                        25.64%               1.75%                    5.24%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                16.93%               1.57%                    4.65%
---------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index (3)                                                        20.00%              -0.08%                    5.45%
(reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------------------------

(1) The quoted returns reflect the performance from 8/15/97 to 12/13/98 of the DG International Equity Fund and from 12/14/98 to 3/12/00 of the ISG International Equity Fund, which were open-end investment companies that were the predecessor funds to the International Equity Fund. The predecessor funds were managed using substantially the same investment objective, policies and methodologies as the Fund. Class A shares were first offered on 8/15/97. Performance for the Class B shares, which were first offered on 2/2/99, is based on the historical performance of the Fund's Class A shares, including the performance of the predecessor funds, (without sales charge) prior to that date. The historical performance of the Class B shares has been restated to reflect the Fund's Class B distribution (12b-1) fees and the contingent deferred sales charge.

(2) The quoted returns reflect the performance from 8/15/97 to 12/13/98 of the DG International Equity Fund and from 12/14/98 to 3/12/00 of the ISG International Equity Fund, which were open-end investment companies that were the predecessor funds to the International Equity Fund. The predecessor funds were managed using substantially the same investment objective, policies and methodologies as the Fund Performance for the Class I shares, which were first offered on 12/14/98, is based on the historical performance of the Fund's Class A shares, including the performance of the predecessor funds (without sales charge) prior to that date.

(3) The Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), an unmanaged, capitalization weighted index of 21 international markets, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes and was calculated from 7/31/97.

The above table shows the impact of taxes on the AmSouth International Equity Fund's returns. After-tax returns are only shown for Class A shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     The most recent portfolio manager's discussion of your AmSouth Fund's performance is attached as Exhibit C.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for AmSouth International Equity Fund, the expenses of AmSouth International Equity Fund for the period ended January 31, 2005 and (ii) for Pioneer International Core Equity Fund, and (ii) for the Pioneer International Core Equity Fund, the estimated pro forma annual expenses assuming the Reorganization occurred on May 31, 2005.

-------------------------------------------------------------------------------------------------------------------------------
Shareholder                AmSouth          Pioneer          AmSouth           Pioneer           AmSouth           Pioneer
transaction fees        International    International    International     International     International     International
(paid directly from    Equity Fund(1)     Core Equity     Equity Fund(1)     Core Equity      Equity Fund(1)     Core Equity
your investment)                           Fund (Pro                          Fund (Pro                           Fund (Pro
                                            Forma)                              Forma)                              Forma)
                          Class A          Class A           Class B           Class B           Class I           Class Y
-------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge      5.50%(2)         5.75%(2)            None              None              None              None
 (load) when you buy
     shares as a
    percentage of
   offering price
-------------------------------------------------------------------------------------------------------------------------------
  Maximum deferred          None             None            5.00%(3)           4.00%              None              None
 sales charge (load)
 as a percentage of
  purchase price or
   the amount you
  receive when you
    sell shares,
  whichever is less
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Shareholder                AmSouth          Pioneer          AmSouth           Pioneer           AmSouth           Pioneer
transaction fees        International    International    International     International     International     International
(paid directly from    Equity Fund(1)     Core Equity     Equity Fund(1)     Core Equity      Equity Fund(1)     Core Equity
your investment)                           Fund (Pro                          Fund (Pro                           Fund (Pro
                                            Forma)                              Forma)                              Forma)
                          Class A          Class A           Class B           Class B           Class I           Class Y
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
   Redemption fees        2.00%(4)           2.00%           2.00%(4)           2.00%            2.00%(4)           2.00%
-------------------------------------------------------------------------------------------------------------------------------
     Annual fund
 operating expenses
 (deducted from fund
 assets) (as a % of
 average net assets)
-------------------------------------------------------------------------------------------------------------------------------
   Management fee           0.90%            0.95%            0.90%             0.95%             0.90%             0.95%
-------------------------------------------------------------------------------------------------------------------------------
  Distribution and          None             0.25%            0.75%             1.00%              None              None
 service (12b-1) fee
-------------------------------------------------------------------------------------------------------------------------------
   Other expenses         0.80%(5)           0.21%           1.15%(5)           0.48%            0.67%(5)           0.15%
-------------------------------------------------------------------------------------------------------------------------------
Total fund operating        1.70%          1.41%(6)           2.80%            2.43%(6)           1.57%            1.10%(6)
      expenses
-------------------------------------------------------------------------------------------------------------------------------
       Expense              0.39%             N/A             0.74%              N/A              0.41%              N/A
reimbursement/reduction
-------------------------------------------------------------------------------------------------------------------------------
 Net fund operating         1.31%            1.41%            2.06%             2.43%             1.16%             1.10%
      expenses
-------------------------------------------------------------------------------------------------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 30 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses for your AmSouth Fund are being limited to 0.41% for Class A shares, 0.41% for Class B shares and 0.26% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

------------------------------------------------------------------------------------------------------------
 Number of years you     AmSouth International Equity Fund                      Pro Forma
   own your shares                                               Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------
Year 1                                 $713                                       $790
------------------------------------------------------------------------------------------------------------
Year 3                                $1,056                                      $996
------------------------------------------------------------------------------------------------------------
Year 5                                $1,422                                     $1,302
------------------------------------------------------------------------------------------------------------
Year 10                               $2,448                                     $2,169
------------------------------------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
------------------------------------------------------------------------------------------------------------
Year 1                                 $783                                       $646
------------------------------------------------------------------------------------------------------------
Year 3                                $1,168                                     $1,058
------------------------------------------------------------------------------------------------------------
Year 5                                $1,679                                     $1,396
------------------------------------------------------------------------------------------------------------
Year 10                               $2,865                                     $2,513
------------------------------------------------------------------------------------------------------------
 Class B -- assuming no redemption
------------------------------------------------------------------------------------------------------------
Year 1                                 $283                                       $246
------------------------------------------------------------------------------------------------------------
Year 3                                 $868                                       $758
------------------------------------------------------------------------------------------------------------
Year 5                                $1,479                                     $1,296
------------------------------------------------------------------------------------------------------------
Year 10                               $2,865                                     $2,513
------------------------------------------------------------------------------------------------------------
                                      Class I                                    Class Y
------------------------------------------------------------------------------------------------------------
Year 1                                 $160                                       $112
------------------------------------------------------------------------------------------------------------
Year 3                                 $496                                       $350
------------------------------------------------------------------------------------------------------------
Year 5                                 $855                                       $606
------------------------------------------------------------------------------------------------------------
Year 10                               $1,867                                     $1,340
------------------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Amsouth International Equity Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges.

     Third, the estimated pro forma expenses of the Pioneer Fund, after giving effect to the Reorganization, on a gross basis are lower than your AmSouth Fund's gross operating expenses. The Trustees recognized that the Pioneer Fund's operating expenses net of expense limitations, and its management fee, are higher than your Fund's expenses net of expense limitations and management fee (except for Class I shares, for which pro forma expenses of the Pioneer Fund's Class Y shares are estimated to be lower on both a gross and a net basis). However, the expense limitations on your AmSouth Fund are voluntary and may be discontinued at any time. In addition, the Trustees considered the positive factors associated with the Reorganization to outweigh the negative factors, such as the increase in expenses of the Pioneer Fund. The Trustees also considered that the aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of each Fund are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduced per share expenses.

     Fourth, the Class A, B and Y shares of Pioneer International Core Equity Fund received in the Reorganization will provide AmSouth International Equity Fund shareholders with exposure to substantially the same investment product as they currently have.

     Fifth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bank will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of the AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

--------------------------------------------------------------------------------------------------------------
                                                                                                 Pro Forma
                                                                                Pioneer           Pioneer
                                                              AmSouth        International     International
                                                           International      Core Equity       Core Equity
                                                            Equity Fund           Fund             Fund
                                                           May 31, 2005       May 31, 2005     May 31, 2005
--------------------------------------------------------------------------------------------------------------
Total Net Assets (in thousands)                              $466,466             N/A            $466,466
--------------------------------------------------------------------------------------------------------------
     Class A shares ...................................       $25,582             N/A             $25,582
--------------------------------------------------------------------------------------------------------------
     Class B shares ...................................       $3,070              N/A             $3,070
--------------------------------------------------------------------------------------------------------------
     Class I/Y shares .................................      $437,814             N/A            $437,814
--------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
--------------------------------------------------------------------------------------------------------------
     Class A shares ...................................       $13.35              N/A             $13.35
--------------------------------------------------------------------------------------------------------------
     Class B shares ...................................       $13.03              N/A             $13.03
--------------------------------------------------------------------------------------------------------------
     Class I /Y shares ................................       $13.41              N/A             $13.41
--------------------------------------------------------------------------------------------------------------
Shares Outstanding
--------------------------------------------------------------------------------------------------------------
     Class A shares ...................................      1,916,864            N/A            1,916,864
--------------------------------------------------------------------------------------------------------------
     Class B shares ...................................       235,732             N/A             235,732
--------------------------------------------------------------------------------------------------------------
     Class I/Y shares .................................     32,649,798            N/A           32,649,798
--------------------------------------------------------------------------------------------------------------

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                         AmSouth Select Equity Fund and
                           Pioneer Focused Equity Fund

                                 PROPOSAL 1 (h)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-2, because it contains details that are not in the summary.

     Each Fund has an investment objective of long-term capital growth and, consequently, the Funds have similar investment polices and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

     Comparison of AmSouth Select Equity Fund to Pioneer Focused Equity Fund

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Select Equity Fund                       Pioneer Focused Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                          A non-diversified series of AmSouth Funds, an    A newly created, non-diversified series of
                                  open-end management investment company           Pioneer series Trust IV, an open-end
                                  organized as a Massachusetts business trust.     management investment company organized as a
                                                                                   Delaware statutory trust.
------------------------------------------------------------------------------------------------------------------------------------
Net assets as of March 31, 2005   $132.4 million                                   None. Pioneer Focused Equity Fund is newly
                                                                                   created and does not expect to commence
                                                                                   investment operations until the
                                                                                   Reorganization occurs.
------------------------------------------------------------------------------------------------------------------------------------
Investment advisers and           Investment Adviser:                              Investment Adviser:
portfolio managers                AAMI                                             Pioneer

                                  Investment Subadviser:                           Investment Subadviser:
                                  OakBrook Investments, LLC ("OakBrook")           OakBrook

                                  Portfolio Managers:                              Portfolio Managers:
                                  Day-to-day management of AmSouth Select          Day-to-day management of Pioneer Focused
                                  Equity Fund's portfolio is the responsibility    Equity Fund's portfolio is the responsibility
                                  of a team of investment professionals, all of    of a team of investment professionals, all of
                                  whom take part in the decision making            whom take part in the decision making
                                  process. Dr. Neil Wright, Ms. Janna Sampson      process. Dr. Neil Wright, Ms. Janna Sampson
                                  and Dr. Peter Jankovskis are the team members    and Dr. Peter Jankovskis are the team members
                                  and have been the portfolio managers of the      and have been the portfolio managers of the
                                  Fund since its inception. Each of the            Fund since its inception. Each of the
                                  portfolio managers has been with OakBrook        portfolio managers has been with OakBrook
                                  since 1998.                                      since 1998.

                                  Dr. Wright is OakBrook's President and Chief     Dr. Wright is OakBrook's President and Chief
                                  Investment Officer. From 1993 to 1997, Dr.       Investment Officer. From 1993 to 1997, Dr.
                                  Wright was the Chief Investment Officer of       Wright was the Chief Investment Officer of
                                  ANB Investment Management & Trust Co.            ANB.
                                  ("ANB").
                                                                                   Ms. Sampson is OakBrook's Director of
                                  Ms. Sampson is OakBrook's Director of            Portfolio Management. From 1993 to 1997,
                                  Portfolio Management. From 1993 to 1997, she
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Select Equity Fund                       Pioneer Focused Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  was Senior Portfolio Manager for ANB.            she was Senior Portfolio Manager for ANB.

                                  Dr. Jankovskis is OakBrook's Director of         Dr. Jankovskis is OakBrook's Director of
                                  Research. From 1992 to 1996, he was an           Research. From 1992 to 1996, he was an
                                  Investment Strategist for ANB and from 1996      Investment Strategist for ANB and from 1996
                                  to 1997 he was the Manager of Research for       to 1997 he was the Manager of Research for
                                  ANB.                                             ANB.
------------------------------------------------------------------------------------------------------------------------------------
Investment objective              AmSouth Select Equity Fund seeks long-term       Pioneer Focused Equity Fund seeks long-term
                                  growth of capital by investing primarily in      capital growth.
                                  common stocks and securities convertible into
                                  common stocks such as convertible bonds and
                                  convertible preferred stocks.
------------------------------------------------------------------------------------------------------------------------------------
Primary investments               Under normal circumstances, AmSouth Select       Normally, the Fund invests at least 80% of
                                  Equity Fund invests at least 80% of its net      its net assets (plus the amount of
                                  assets in equity securities. For purposes of     borrowings, if any, for investment purposes)
                                  this policy, net assets include net assets       in equity securities. The Fund may invest a
                                  plus borrowings for investment purposes. The     significant portion of its assets in equity
                                  Fund invests primarily in common stocks with     securities of medium- and
                                  market capitalizations greater than $2           large-capitalization companies. Consequently,
                                  billion at the time of purchase and that         the Fund will be subject to the risks of
                                  possess a dominant market share and have         investing in companies with market
                                  barriers, such as a patent or well -known        capitalizations of $1.5 billion or more.
                                  brand name, that shield their market share
                                  and profits from competitors. OakBrook does      For purposes of the Fund's investment
                                  not currently intend to purchase convertible     policies, equity securities include common
                                  securities for the Fund.                         stocks, convertible debt and other equity
                                                                                   instruments, such as depositary receipts,
                                                                                   warrants, rights, exchange-traded funds
                                                                                   (ETFs), interests in real estate investment
                                                                                   trusts (REITs) and preferred stocks.
------------------------------------------------------------------------------------------------------------------------------------
Investment strategies             In managing the Fund's portfolio, OakBrook       Pioneer Focused Equity Fund seeks securities
                                  continuously monitors a universe of companies    that its believes possess a dominant market
                                  possessing "market power" to look for            share and have barriers, such as a patent or
                                  opportunities to purchase these stocks at        well-known brand name, that may shield their
                                  reasonable prices. "Market power" is a           market share and profits from competitors.
                                  combination of dominant market share and         The subadviser continuously monitors a
                                  a barrier that protects that market share. In    universe of companies possessing "market
                                  selecting individual securities, OakBrook        power" to look for opportunities to purchase
                                  looks for companies that appear undervalued.     these stocks at reasonable prices. "Market
                                  OakBrook then conducts a fundamental analysis    power" is a combination of dominant market
                                  of the stock, the industry and the industry      share and a barrier that protects that market
                                  structure. OakBrook will then purchase those     share. In selecting individual securities,
                                  companies whose market power, in the             the subadviser looks for companies that
                                  managers' opinion, is intact. As a result,       appear undervalued. The subadviser then
                                  OakBrook may focus on a relatively               conducts a fundamental analysis of the stock,
                                  limited number of stocks (i.e., generally 25     the industry and the industry structure. The
                                  or less).                                        subadviser then purchases those companies
                                                                                   whose market power, in the subadviser's
                                                                                   opinion, is intact. As a result, the
                                                                                   subadviser may focus on a relatively limited
                                                                                   number of securities (i.e., generally 25 or
                                                                                   fewer).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Select Equity Fund                       Pioneer Focused Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Other investments                 AmSouth Select Equity Fund may invest in         Pioneer Focused Equity Fund may invest up to
                                  common stocks and securities convertible into    20% of its total assets in debt securities of
                                  common stocks of companies with market           corporate and government issuers. Generally
                                  capitalizations less than $2 billion and         the Fund acquires debt securities that are
                                  preferred stocks.                                investment grade, but the Fund may invest up
                                                                                   to 5% of its total assets in below investment
                                  The Fund may also invest up to 20% of its        grade debt securities issued by both U.S. and
                                  assets in corporate bonds, notes, and            non-U.S. corporate and government issuers,
                                  warrants, and short-term money market            including below investment grade convertible
                                  instruments. Stock futures and option            debt securities. The Fund invests in debt
                                  contracts and stock index futures and index      securities when the subadviser believes they
                                  option contracts may be used to hedge cash       are consistent with the Fund's investment
                                  and maintain exposure to the U.S. equity         objective, long-term capital growth, or for
                                  market.                                          greater liquidity.

                                                                                   The Fund may invest in common stocks and
                                                                                   securities convertible into common stocks of
                                                                                   companies with market capitalizations less
                                                                                   than $2 billion and preferred stocks.

                                                                                   The Fund may also invest up to 20% of its
                                                                                   assets in corporate bonds, notes, and
                                                                                   warrants, and short-term money market
                                                                                   instruments. Stock futures and option
                                                                                   contracts and stock index futures and index
                                                                                   option contracts may be used to hedge cash
                                                                                   and maintain exposure to the U.S. equity
                                                                                   market.

                                                                                   The Fund may invest up to 25% of its total
                                                                                   assets in equity and debt securities of
                                                                                   non-U.S. corporate issuers and debt
                                                                                   securities of non-U.S. government issuers,
                                                                                   including securities of emerging markets
                                                                                   issuers. The Fund invests in non-U.S.
                                                                                   securities to diversify its portfolio when
                                                                                   they offer similar or greater potential for
                                                                                   capital appreciation compared to U.S.
                                                                                   securities.
------------------------------------------------------------------------------------------------------------------------------------
Temporary defensive strategies    When AAMI determines adverse market              Normally, the Fund invests substantially all
                                  conditions exist, AmSouth Select Equity Fund     of its assets to meet its investment
                                  may invest entirely in cash positions,           objective. The Fund may invest the remainder
                                  directly in U.S. Government securities and       of its assets in securities with remaining
                                  short-term paper, such as bankers'               maturities of less than one year, cash
                                  acceptances.                                     equivalents or may hold cash. For temporary
                                                                                   defensive purposes, including during periods
                                                                                   of unusual cash flows, the Fund may depart
                                                                                   from its principal investment strategies and
                                                                                   invest part or all of its assets in these
                                                                                   securities or may hold cash. During such
                                                                                   periods, the Fund may not be able to achieve
                                                                                   its investment objective. The Fund intends to
                                                                                   adopt a defensive strategy when the
                                                                                   subadviser believes securities in which the
                                                                                   Fund normally invests have extraordinary
                                                                                   risks due to political or
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Select Equity Fund                       Pioneer Focused Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   economic factors and in other extraordinary
                                                                                   circumstances.
------------------------------------------------------------------------------------------------------------------------------------
Diversification                   Each Fund is non-diversified for the purpose of the Investment Company Act and, therefore, may concentrate its investments in a limited number of issuers.
------------------------------------------------------------------------------------------------------------------------------------
Industry concentration            AmSouth Select Equity Fund may not purchase      Pioneer Focused Equity Fund may not invest
                                  any securities which would cause more than       more than 25% of its assets in any one
                                  25% of the value of the Fund's total assets      industry.
                                  at the time of purchase to be invested in
                                  securities of one or more issuers conducting
                                  their principal business activities in the
                                  same industry, provided that (a) there is no
                                  limitation with respect to obligations issued
                                  or guaranteed by the U.S. government or its
                                  agencies or instrumentalities, and repurchase
                                  agreements secured by obligations of the
                                  U.S. government or its agencies or
                                  instrumentalities; (b) wholly owned finance
                                  companies will be considered to be in the
                                  industries of their parents if their
                                  activities are primarily related to financing
                                  the activities of their parents; and
                                  (c) utilities will be divided according to
                                  their services. For example, gas, gas
                                  transmission, electric and gas, electric, and
                                  telephone will each be considered a separate
                                  industry.
------------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid           AmSouth Select Equity Fund may not invest        Pioneer Focused Equity Fund may not invest
securities                        more than 15% of its net assets in securities    more than 15% of its net assets in securities
                                  that are restricted as to resale, or for         that are illiquid and other securities that
                                  which no readily available market exists,        are not readily marketable. Repurchase
                                  including repurchase agreements providing for    agreements maturing in more than seven days
                                  settlement more than seven days after notice.    will be included for purposes of the
                                                                                   foregoing limit.
------------------------------------------------------------------------------------------------------------------------------------
Borrowing                         AmSouth Select Equity Fund may not borrow        Pioneer Focused Equity Fund may not borrow
                                  money or issue senior securities, except the     money, except the Fund may: (a) borrow from
                                  Fund may borrow from banks or enter into         banks or through reverse repurchase
                                  reverse repurchase agreements for temporary      agreements in an amount up to 33 1/3% of the
                                  emergency purposes in amounts up to 33 1/3%      Fund's total assets (including the amount
                                  of the value of its total assets at the time     borrowed); (b) to the extent permitted by
                                  of such borrowing. The Fund will not purchase    applicable law, borrow up to an additional 5%
                                  securities while borrowings (including           of the Fund's assets for temporary purposes;
                                  reverse repurchase agreements) in excess of      (c) obtain such short-term credits as are
                                  5% of its total assets are outstanding.          necessary for the clearance of portfolio
                                                                                   transactions; (d) purchase securities on
                                                                                   margin to the extent permitted by applicable
                                                                                   law; and (e) engage in transactions in
                                                                                   mortgage dollar rolls that are accounted for
                                                                                   as financings.
------------------------------------------------------------------------------------------------------------------------------------
Lending                           AmSouth Select Equity Fund may not make          Pioneer Focused Equity Fund may not make
                                  loans, except that the Fund may purchase or      loans, except that the Fund may (i) lend
                                  hold debt instruments in accordance with its     portfolio securities in accordance with the
                                  investment objective and policies, lend Fund     Fund's investment policies, (ii) enter into
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Select Equity Fund                       Pioneer Focused Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  securities in accordance with its investment     repurchase agreements, (iii) purchase all or
                                  objective and policies and enter into            a portion of an issue of publicly distributed
                                  repurchase agreements.                           debt securities, bank loan participation
                                                                                   interests, bank certificates of deposit,
                                                                                   bankers' acceptances, debentures or other
                                                                                   securities, whether or not the purchase is
                                                                                   made upon the original issuance of the
                                                                                   securities, (iv) participate in a credit
                                                                                   facility whereby the Fund may directly lend
                                                                                   to and borrow money from other affiliated
                                                                                   funds to the extent permitted under the
                                                                                   Investment Company Act or an exemption
                                                                                   therefrom, and (v) make loans in any other
                                                                                   manner consistent with applicable law, as
                                                                                   amended and interpreted or modified from time
                                                                                   to time by any regulatory authority having
                                                                                   jurisdiction.
------------------------------------------------------------------------------------------------------------------------------------
Derivative instruments            AmSouth Select Equity Fund may invest in         Pioneer Focused Equity Fund may use futures
                                  futures contracts and options thereon            and options on securities, indices and
                                  (interest rate futures contracts or index        currencies, forward currency exchange
                                  futures contracts, as applicable) to commit      contracts and other derivatives. A derivative
                                  funds awaiting investment, to maintain cash      is a security or instrument whose value is
                                  liquidity or for other hedging purposes. The     determined by reference to the value or the
                                  value of the Fund's contracts may equal or       change in value of one or more securities,
                                  exceed 100% of the Fund's total assets,          currencies, indices or other financial
                                  although the Fund will not purchase or sell a    instruments. Although there is no specific
                                  futures contract unless immediately              limitation on investing in derivatives, the
                                  afterwards the aggregate amount of margin        Fund does not use derivatives as a primary
                                  deposits on its existing futures positions       investment technique and generally limits
                                  plus the amount of premiums paid for related     their use to hedging. However, the Fund may
                                  futures options entered into for other than      use derivatives for a variety of
                                  bona fide hedging purposes is 5% or less of      non-principal purposes, including:
                                  its net assets.
                                                                                   o  As a hedge against adverse changes in
                                  The Fund also may write covered put options         stock market prices, interest rates or
                                  in respect of specific securities in which          currency exchange rates
                                  the Fund may invest and write covered call
                                  and put option contracts. The size of the        o  As a substitute for purchasing or selling
                                  premiums that the Fund may receive may be           securities
                                  adversely affected as new or existing
                                  institutions, including other investment         o  To increase the Fund's return as a
                                  companies, engage in or increase their              non-hedging strategy that may be
                                  option-writing activities.                          considered speculative

                                                                                   Even a small investment in derivatives can
                                                                                   have a significant impact on the Fund's
                                                                                   exposure to stock market values, interest
                                                                                   rates or currency exchange rates. If changes
                                                                                   in a derivative's value do not correspond to
                                                                                   changes in the value of the Fund's other
                                                                                   investments, the Fund may not fully benefit
                                                                                   from or could lose money on the derivative
                                                                                   position. In addition, some derivatives
                                                                                   involve risk of loss if the person who issued
                                                                                   the derivative defaults on its obligation.
                                                                                   Certain derivatives may be less liquid and
                                                                                   more
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Select Equity Fund                       Pioneer Focused Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   difficult to value. The Fund will only invest
                                                                                   in derivatives to the extent the subadviser
                                                                                   believes these investments do not prevent the
                                                                                   Fund from seeking its investment objective.
------------------------------------------------------------------------------------------------------------------------------------
Short-term trading                AmSouth Select Equity Fund may engage in the     Pioneer Focused Equity Fund usually does not
                                  technique of short-term trading. Such trading    trade for short-term profits. A Fund will
                                  involves the selling of securities held for a    sell an investment, however, even if it has
                                  short time, ranging from several months to       only been held for a short time, if it no
                                  less than a day. The object of such              longer meets the Fund's investment criteria.
                                  short-term trading is to increase the
                                  potential for capital appreciation and/or
                                  income of the Fund in order to take advantage
                                  of what AAMI believes are changes in market,
                                  industry or individual company conditions or
                                  outlook.
------------------------------------------------------------------------------------------------------------------------------------
Other investment policies         As described above, the Funds have substantially similar principal investment strategies and
and restrictions                  policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------------
                                                              Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
Class A sales charges and         Class A shares are offered with an initial       Class A shares are offered with an initial
Rule 12b-1 fees                   sales charge of up to 5.50% of the offering      sales charge of up to 5.75% of the offering
                                  price, which is reduced depending upon the       price, which is reduced or waived for large
                                  amount invested or, in certain circumstances,    purchases and certain types of investors. At
                                  waived. Class A shares bought as part of an      the time of your purchase, your investment
                                  investment of $1 million or more are not         firm may receive a commission from Pioneer
                                  subject to an initial sales charge, but may      Funds Distributor, Inc. ("PFD"), the Fund's
                                  be charged a contingent deferred sales charge    distributor, of up to 4% declining as the
                                  ("CDSC") of 1.00% if sold within one year of     size of your investment increases.
                                  purchase.
                                                                                   There is no CDSC, except in certain
                                  Class A shares pay a shareholder servicing       circumstances when the initial sales charge
                                  fee (non 12b-1) of up to 0.25% of average        is waived.
                                  daily net assets.
                                                                                   Class A shares are subject to distribution
                                                                                   and service (12b-1) fees of up to 0.25% of
                                                                                   average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------
Class B sales charges and         Class B shares are offered without an initial    Class B shares are offered without an initial
Rule 12b-1 fees                   sales charge, but are subject to a CDSC of up    sales charge, but are subject to a CDSC of up
                                  to 5%. For Class B shares held continuously,     to 4% if you sell your shares. The charge is
                                  the CDSC declines over six years, starting       reduced over time and is not charged after
                                  with year one and ending in year seven from:     five years. Your investment firm may receive
                                  5%, 4%, 3%, 2%, 1%. Eight years after            a commission from PFD, the Fund's
                                  purchase Class B shares automatically convert    distributor, at the time of your purchase of
                                  to Class A shares.                               up to 4%.

                                  Class B shares pay a shareholder servicing       Class B shares are subject to distribution
                                  fee (non 12b-1) of up to 0.25% of average        and service (12b-1) fees of up to 1% of
                                  daily net assets. This fee is in the form of     average daily net assets.
                                  a separate non-Rule 12b-1 fee. All Funds bear
                                  a distribution                                   Class B shares acquired through the
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Select Equity Fund                       Pioneer Focused Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                  (12b-1) fee of up to 0.75%.                      Reorganization will be subject to the CDSC
                                                                                   and commission schedules applicable to the
                                  Maximum investment for all Class B purchases     original purchase.
                                  by a shareholder for the Fund's shares is
                                  $99,999.                                         Maximum purchase of Class B shares in a
                                                                                   single transaction is $49,999.
------------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y sales         AmSouth Select Equity Fund does not impose       The Fund does not impose any initial,
charges and Rule 12b-1 fees       any initial or a CDSC on Class I shares.         contingent deferred or asset based sales
                                                                                   charge on Class Y shares.
                                  The Fund may impose a shareholder servicing
                                  fee (non 12b-1) of up to 0.15% of average        The distributor incurs the expenses of
                                  daily net assets.                                distributing the Fund's Class Y shares, none
                                                                                   of which are reimbursed by the Fund or the
                                                                                   Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------------
Management and other fees         AmSouth Select Equity Fund pays an advisory      Pioneer Focused Equity Fund will pay Pioneer
                                  fee on a monthly basis at an annual rate of      an advisory fee as follows: 0.65% of the
                                  0.80% of the Fund's average daily net assets.    Fund's average daily net assets up to
                                                                                   $1 billion, and 0.60% on assets greater than
                                  ASO Services Company, Inc. ("ASO") serves as     $1 billion. The fee is computed daily and
                                  administrator and fund accounting agent for      paid monthly.
                                  the Fund. The Fund pays ASO an administrative
                                  services fee of 0.15% of the Fund's average      In addition, the Fund will reimburse Pioneer
                                  daily net assets.                                for certain fund accounting and legal
                                                                                   expenses incurred on behalf of the Fund and
                                  Other expenses of the Fund are being limited     pay a separate shareholder servicing/transfer
                                  to 0.49% for Class A shares, 0.49% for Class     agency fee to PIMSS, an affiliate of Pioneer.
                                  B shares and 0.34% for Class I shares. Any
                                  fee waiver or expense reimbursement              The Fund's total annual fund operating
                                  arrangement is voluntary and may be              expenses are estimated to be 1.17% of average
                                  discontinued at any time.                        daily net assets for Class A shares, 2.03%
                                                                                   for Class B shares, and 0.79% for Class Y
                                  For the fiscal year ended July 31, 2004, the     shares for the current fiscal year.
                                  Fund's annual operating expenses for Class A
                                  shares, after giving effect to the expense
                                  limitation were 1.29%, and without giving
                                  effect to the expense limitation, were 1.32%
                                  of average daily net assets.

                                  For the fiscal year ended July 31, 2004, the Fund's annual operating expenses for Class B shares, after giving effect to the expense limitation were 2.04%, and without giving effect to the expense limitation, were 2.07% of average daily net assets.

                                  For the fiscal year ended July 31, 2004, the
                                  Fund's annual operating expenses for Class I
                                  shares, after giving effect to the expense
                                  limitation were 1.14%, and without giving
                                  effect to the expense limitation, were 1.22%
                                  of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Select Equity Fund                       Pioneer Focused Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Buying shares                     You may buy shares of the Fund directly          You may buy shares from any investment firm
                                  through BISYS Fund Services, the Fund's          that has a sales agreement with PFD, the
                                  distributor, or through brokers, registered      Pioneer Fund's distributor.
                                  investment advisers, banks and other
                                  financial institutions that have entered into    If the account is established in the
                                  selling agreements with the Fund's               shareholder's own name, shareholders may also
                                  distributor, as described in the Fund's          purchase additional shares of the Fund by
                                  prospectus.                                      telephone or online.

                                  Certain account transactions may be done by
                                  telephone.
------------------------------------------------------------------------------------------------------------------------------------
Exchanging shares                 You can exchange your shares in the Fund for     You may exchange your shares for shares of
                                  shares of the same class of another AmSouth      the same class of another Pioneer mutual
                                  Fund, usually without paying additional sales    fund. Your exchange request must be for at
                                  charges. You must meet the minimum investment    least $1,000. The Fund allows you to exchange
                                  requirements for the Fund into which you are     your shares at net asset value without
                                  exchanging. Exchanges from one Fund to           charging you either an initial or contingent
                                  another are taxable. Class A shares may be       deferred shares charge at the time of the
                                  exchanged for Class I shares of the same Fund    exchange. Shares you acquire as part of an
                                  or another AmSouth fund if you become            exchange will continue to be subject to any
                                  eligible to purchase Class I shares. Class I     contingent deferred sales charge that applies
                                  shares may be exchanged for Class A shares of    to the shares you originally purchased. When
                                  the same Fund. No transaction fees are           you ultimately sell your shares, the date of
                                  currently charged for exchanges.                 your original purchase will determine your
                                                                                   contingent deferred sales charge. An exchange
                                  If you sell your shares or exchange them for     generally is treated as a sale and a new
                                  shares of another AmSouth Fund within 7 days     purchase of shares for federal income tax
                                  of the date of purchase, you will be charged     purposes.
                                  a 2.00% fee on the current net asset value of
                                  the shares sold or exchanged. The fee is paid    After you establish an eligible fund account,
                                  to the Fund to offset the costs associated       you can exchange Fund shares by telephone or
                                  with short-term trading, such as portfolio       online.
                                  transaction and administrative costs.

                                  The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                                  The fee will be charged on all covered
                                  redemptions and exchanges, including those
                                  made through retirement plan, brokerage and
                                  other types of omnibus accounts (except where
                                  it is not practical for the plan
                                  administrator or brokerage firm to implement
                                  the fee). The Fund will not impose the
                                  redemption fee on a redemption or exchange of
                                  shares purchased upon the reinvestment of
                                  dividend and capital gain distributions.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  AmSouth Select Equity Fund                       Pioneer Focused Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
Selling shares                    Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.
                                  --------------------------------------------------------------------------------------------------
                                  You may sell your shares by contacting the       Normally, your investment firm will send your
                                  Fund directly in writing or by telephone or      request to sell shares to PIMSS. You can also
                                  by contacting a financial intermediary as        sell your shares by contacting the Fund
                                  described in the Fund's prospectus.              directly if your account is registered in
                                                                                   your name.

                                                                                   If the account is established in the
                                                                                   shareholder's own name, shareholders may also
                                                                                   redeem shares of the Fund by telephone or
                                                                                   online.
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o The market segment on which the Fund focuses - undervalued growth stocks - underperforms other kinds of investments or market averages

     o    Value stocks fall out of favor with investors

     o The adviser's/subadviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect

     Each Fund is subject to risks relating to the fact that it is non-diversified. Each Fund may invest in a small number of companies which may increase the volatility of the Fund. Accordingly, each Fund's portfolio may be more sensitive to changes in the market value of a single company or industry.

     Each Fund may trade securities actively to achieve its principal investment strategies. Active trading of portfolio securities could increase the Fund's transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay (on distributions of net gains realized on those trades). However, the adviser/subadviser expects that the Fund's annual portfolio turnover rate will average less than 50% each year.

     If either Fund invests in securities with additional risk, that Fund's share price volatility accordingly could be greater and its performance lower.

     At times, more than 25% of the Pioneer Focused Equity Fund's assets may be invested in the same market segment, such as financials or technology. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

     Pioneer Focused Equity Fund may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to larger, more developed non-U.S. countries. However, these risks are more pronounced for issuers of securities in emerging markets. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return

Past Performance

     Set forth below is performance information for AmSouth Select Equity Fund. The bar charts show how AmSouth Select Equity Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return for AmSouth Select Equity Fund over time for each class of shares compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in AmSouth Select Equity Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. Pioneer Focused Equity Fund has not commenced investment operations.

                  AmSouth Select Equity Fund -- Class A Shares
                          Calendar Year Total Returns*

       [DATA BELOW IS REPRESENTED BY A BAR CHART IN THE ORIGINAL REPORT]

   1999   2000   2001     2002    2003   2004
-10.12% 12.66%  7.45%   -9.12%  26.03%  9.93%

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 17.30% for the quarter ended December 31, 2000, and the lowest quarterly return was -13.07% for the quarter ended September 30, 1999.

                           AmSouth Select Equity Fund
             Average Annual Total Returns (as of December 31, 2004)

---------------------------------------------------------------------------------------------------------------------------------
                                                                          1 Year             5 Years        Since Inception
                                                                                                          (September 1, 1998)
---------------------------------------------------------------------------------------------------------------------------------
AmSouth Select Equity Fund, Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes(1)                                                      3.90%               7.56%               7.29%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                         3.66%               7.39%               6.62%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                 2.53%               6.46%               5.90%
---------------------------------------------------------------------------------------------------------------------------------
AmSouth Select Equity Fund, Class B Shares
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes(1)                                                      4.10%               7.72%               7.47%
---------------------------------------------------------------------------------------------------------------------------------
AmSouth Select Equity Fund, Class I Shares(2)
---------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                        10.10%               8.97%               8.43%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                         9.83%               8.76%               7.72%
---------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                 6.56%               7.68%               6.88%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(3)                                                           10.87%              -2.30%               4.71%
(reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------------------------

(1) Class A shares were first offered on 9/1/98. Performance for the Class B shares, which were first offered on 9/2/98, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date. The historical performance of the Class B shares has been restated to reflect the Fund's Class B shares distribution (12b-1) fees and the contingent deferred sales charge.

2 Performance for the Class I shares, which were first offered on 9/1/98, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date.

(3) The S&P 500 Index, a widely recognized, unmanaged index of 500 common stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

The table above shows the impact of taxes on the Fund's returns. After-tax returns are only shown for Class A shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that beneflts the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     The most recent portfolio manager's discussion of AmSouth Select Equity Fund's performance is attached as Exhibit C.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the table appearing below are based on (i) for the AmSouth Select Equity Fund, the expenses of AmSouth Select Equity Fund for the period ended January 31, 2005 and
(ii) for the Pioneer Focused Equity Fund, the estimated pro forma annual expenses for the period ended May 31, 2005.

----------------------------------------------------------------------------------------------------------------------------
  Shareholder     AmSouth Select   Pioneer Focused    AmSouth Select   Pioneer Focused    AmSouth Select   Pioneer Focused
  transaction     Equity Fund(1)     Equity Fund      Equity Fund(1)     Equity Fund      Equity Fund(1)     Equity Fund
  fees (paid                         (Pro Forma)                         (Pro Forma)                         (Pro forma)
 directly from
     your
  investment)        Class A           Class A           Class B           Class B           Class I           Class Y
----------------------------------------------------------------------------------------------------------------------------
 Maximum sales       5.50%(2)          5.75%(2)            None              None              None              None
 charge (load)
 when you buy
  shares as a
 percentage of
offering price
----------------------------------------------------------------------------------------------------------------------------
    Maximum            None              None            5.00%(3)           4.00%              None              None
deferred sales
 charge (load)
     as a
 percentage of
purchase price
 or the amount
  you receive
 when you sell
    shares,
 whichever is
     less
----------------------------------------------------------------------------------------------------------------------------
Redemption fees      2.00%(4)            None            2.00%(4)            None            2.00%(4)            None
----------------------------------------------------------------------------------------------------------------------------
  Annual fund
   operating
   expenses
(deducted from
 fund assets)
  (as a % of
  average net
    assets)
----------------------------------------------------------------------------------------------------------------------------
Management fee        0.80%             0.65%             0.80%             0.65%             0.80%             0.65%
----------------------------------------------------------------------------------------------------------------------------
 Distribution          None             0.25%             0.75%             1.00%              None              None
  and service
  (12b-1) fee
----------------------------------------------------------------------------------------------------------------------------
Other expenses       0.60%(5)           0.27%            0.61%(5)           0.38%            0.46%(5)           0.14%
----------------------------------------------------------------------------------------------------------------------------
  Total fund          1.40%           1.17% (6)           2.16%           2.03% (6)           1.26%           0.79% (6)
   operating
   expenses
----------------------------------------------------------------------------------------------------------------------------
    Expense           0.11%              N/A              0.12%              N/A              0.12%              N/A
reimbursement/
  reduction
----------------------------------------------------------------------------------------------------------------------------
   Net fund           1.29%             1.17%             2.04%             2.03%             1.14%             0.79%
   operating
   expenses
----------------------------------------------------------------------------------------------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) A CDSC on Class B shares held continuously declines over six years starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses for your AmSouth Fund are being limited to 0.49% for Class A shares, 0.49% for Class B shares and 0.34% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, and (e) the expense limitation for your Fund is in effect for year one. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

-----------------------------------------------------------------------------------
Number of years you   AmSouth Equity Select Fund             Pro Forma
  own your shares                                   Pioneer Focused Equity Fund
-----------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------
Year 1                           $685                          $687
-----------------------------------------------------------------------------------
Year 3                           $969                          $925
-----------------------------------------------------------------------------------
Year 5                          $1,274                        $1,182
-----------------------------------------------------------------------------------
Year 10                         $2,095                        $1,194
-----------------------------------------------------------------------------------
Class B --- assuming redemption at end of period
-----------------------------------------------------------------------------------
Year 1                           $719                          $606
-----------------------------------------------------------------------------------
Year 3                           $976                          $937
-----------------------------------------------------------------------------------
Year 5                          $1,359                        $1,193
-----------------------------------------------------------------------------------
Year 10                         $2,300                        $2,137
-----------------------------------------------------------------------------------
Class B --- assuming no redemption
-----------------------------------------------------------------------------------
Year 1                           $219                          $206
-----------------------------------------------------------------------------------
Year 3                           $676                          $637
-----------------------------------------------------------------------------------
Year 5                          $1,159                        $1,093
-----------------------------------------------------------------------------------
Year 10                         $2,300                        $2,137
-----------------------------------------------------------------------------------
                               Class I                        Class Y
-----------------------------------------------------------------------------------
Year 1                           $128                           $81
-----------------------------------------------------------------------------------
Year 3                           $400                          $252
-----------------------------------------------------------------------------------
Year 5                           $692                          $439
-----------------------------------------------------------------------------------
Year 10                         $1,523                         $978
-----------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Amsouth Select Equity Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, and AmSouth Bank informed the Trustees that they did not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Third, Pioneer Focused Equity Fund's management fee (0.65% of average daily net assets up to $1 billion, and 0.60% on assets greater than $1 billion) will be substantially lower than the advisory fee of your AmSouth Fund (0.80% of average daily net assets). The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds will be the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that will not be paid by the Pioneer Fund's Class Y shares. On a pro forma basis, the estimated expense ratio of each class of shares of the Pioneer Fund is estimated to be lower than the expense ratio of the corresponding class of your AmSouth Fund. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduced per share expenses.

     Fourth, the Class A, B and Y shares of Pioneer Focused Equity Fund received in the Reorganization will provide AmSouth Select Equity Fund shareholders with exposure to substantially the same investment product as they currently have.

     Fifth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bank will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of the AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

--------------------------------------------------------------------------------------------------------------
                                                                                                  Pioneer
                                                                                              Focused Equity
                                                          AmSouth Select                           Fund
                                                            Equity Fund     Pioneer Focused     (Pro Forma)
                                                           May 31, 2005       Equity Fund      May 31, 2005
--------------------------------------------------------------------------------------------------------------
Total Net Assets (in thousands)                              $128,657             N/A            $128,657
--------------------------------------------------------------------------------------------------------------
     Class A shares ...................................       $20,736             N/A             $20,736
--------------------------------------------------------------------------------------------------------------
     Class B shares ...................................       $17,590             N/A             $17,590
--------------------------------------------------------------------------------------------------------------
     Class I/Y shares .................................       $90,331             N/A             $90,331
--------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                                                         N/A
--------------------------------------------------------------------------------------------------------------
     Class A shares ...................................       $14.14              N/A             $14.14
--------------------------------------------------------------------------------------------------------------
     Class B shares ...................................       $13.68              N/A             $13.68
--------------------------------------------------------------------------------------------------------------
     Class I/Y shares .................................       $14.21              N/A             $14.21
--------------------------------------------------------------------------------------------------------------
Shares Outstanding
--------------------------------------------------------------------------------------------------------------
     Class A shares ...................................      1,466,769            N/A            1,466,769
--------------------------------------------------------------------------------------------------------------
     Class B shares ...................................      1,285,404            N/A            1,285,404
--------------------------------------------------------------------------------------------------------------
     Class I/Y shares .................................      6,358,281            N/A            6,358,281
--------------------------------------------------------------------------------------------------------------

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                            AmSouth Balanced Fund and
                          Pioneer Classic Balanced Fund

                                  PROPOSAL 1(i)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

      The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-2, because it contains details that are not in the summary.

      Each Fund has an investment objective of obtaining capital growth and current income and, consequently, the Funds have similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

      Comparison of AmSouth Balanced Fund to Pioneer Classic Balanced Fund

                              AmSouth Balanced Fund                            Pioneer Classic Balanced Fund
-----------------------------------------------------------------------------------------------------------------------------
Business                      A diversified series of AmSouth Funds, an        A newly created diversified series of Pioneer
                              open-end management investment company           series Trust IV, an open-end management
                              organized as a Massachusetts business trust.     investment company organized as a Delaware
                                                                               statutory trust.

Net assets as of March 31,    $182.74 million                                  None. Pioneer Classic Balanced Fund is newly
2005                                                                           created and does not expect to commence
                                                                               investment operations until the Reorganization
                                                                               occurs.

Investment advisers and       Investment Adviser:                              Investment Adviser:
portfolio managers            AAMI                                             Pioneer

                              Portfolio Managers:                              Portfolio Managers:
                              Day-to-day management of AmSouth Balanced        Day-to-day management of the Fund's portfolio
                              Fund's portfolio is the responsibility of John   is the responsibility of John A. Carey,
                              P. Boston, CFA, and Brian B. Sullivan, CFA Mr.   portfolio manager, and Walter Hunnewell, Jr.,
                              Boston has co-managed the Balanced Fund since    assistant portfolio manager. Mr. Carey and Mr.
                              1994. Mr. Sullivan has co-managed the Balanced   Hunnewell are supported by the domestic equity
                              Fund since June 2004. Mr. Sullivan has been an   team. Members of this team manage other
                              officer of AAMI since 1996 and joined AmSouth    Pioneer mutual funds investing primarily in
                              Bank in 1982. Prior to serving as Director of    U.S. equity securities. The portfolio managers
                              Fixed Income for AmSouth Bank's Trust            and the team also draw upon the research and
                              Department, Mr. Sullivan managed equity          investment management expertise of the global
                              portfolios and held the position of equity       research team, which provides fundamental
                              research coordinator for AmSouth Bank's Trust    research on companies and includes members
                              Department. Mr. Boston is Chief Fixed Income     from Pioneer's affiliate, Pioneer Investment
                              Officer for AmSouth Asset Management, Inc. Mr.   Management Limited.
                              Boston began his career in investment
                              management with AmSouth Bank in 1988 and has     Mr. Carey is director of portfolio management
                              been associated with AAMI since 1996.            and an executive vice president of Pioneer.
                                                                               Mr. Carey joined Pioneer as an analyst in
                                                                               1979. Mr. Hunnewell is a vice president of
                                                                               Pioneer. He joined Pioneer in August 2001 and
                                                                               has been an investment professional since

                              AmSouth Balanced Fund                            Pioneer Classic Balanced Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                               1985. Prior to joining Pioneer, Mr. Hunnewell
                                                                               was an independent investment manager and a
                                                                               fiduciary of private asset portfolios from
                                                                               2000 to 2001.

Investment objective          AmSouth Balanced Fund seeks to obtain            Pioneer Classic Balanced Fund seeks to obtain
                              long-term capital growth and produce a           capital growth and current income.
                              reasonable amount of current income through a
                              moderately aggressive investment strategy.

Primary investments           AmSouth Balanced Fund invests in a broadly       Pioneer allocates the Fund's assets between
                              diversified portfolio of equity and debt         equity and debt securities based on its
                              securities consisting primarily of common        assessment of current business, economic and
                              stocks and bonds.                                market conditions. Normally, equity and debt
                                                                               securities each represent 35% to 65% of the
                              The Fund normally invests between 45-75% of      Fund's assets.
                              its assets in equity securities and at least
                              25% of its assets in fixed income securities.    For purposes of the Fund's investment
                              The portion of the Fund's assets invested in     policies, equity investments include common
                              equity and debt securities will vary depending   stocks, convertible debt, equity interests in
                              upon economic conditions, the general level of   real estate investment trusts (REITs), and
                              stock prices, interest rates and other           securities with common stock characteristics,
                              factors, including the risks associated with     such as preferred stocks. The Fund's
                              each investment. The Fund's equity investments   investments in debt securities include U.S.
                              consist primarily of common stocks of            government securities, corporate debt
                              companies that AAMI believes are undervalued     securities, mortgage- and asset-backed
                              and have a favorable outlook or are reasonably   securities, short-term debt securities, cash
                              priced with the potential to produce             and cash equivalents. Cash and cash
                              above-average earnings growth. The Fund's        equivalents include cash balances, accrued
                              fixed-income investments consist primarily of    interest and receivables for items such as the
                              "high-grade" bonds, notes and debentures. The    proceeds, not yet received, from the sale of
                              Fund invests in securities issued by: (i) the    the Fund's portfolio investments. Debt
                              Government National Mortgage Association         securities in which the Fund invests may have
                              ("GNMA"), which are supported by the full        fixed or variable principal payments and all
                              faith and credit of the U.S. government; and     types of interest rate payment and reset
                              (ii) the Federal National Mortgage Association   terms, including fixed rate, adjustable rate,
                              ("FNMA") and the Federal Home Loan Mortgage      zero coupon, contingent, deferred,
                              Corporation ("FHLMC") which are supported by     payment-in-kind and auction rate features.
                              the right of the issuer to borrow from the
                              U.S. Treasury. The Fund also invests in U.S.     The Fund may invest in U.S. government
                              Treasury obligations.                            securities. U.S. government securities include
                                                                               obligations: directly issued by or supported
                                                                               by the full faith and credit of the U.S.
                                                                               government, like Treasury bills, notes and
                                                                               bonds and Government National Mortgage
                                                                               Association certificates; supported by the
                                                                               right of the issuer to borrow from the U.S.
                                                                               Treasury, like those of the Federal Home Loan
                                                                               Banks; supported by the discretionary
                                                                               authority of the U.S. government to purchase
                                                                               the agency's securities like those of the
                                                                               Federal National Mortgage Association; or
                                                                               supported only by the credit of the issuer
                                                                               itself, like the Tennessee Valley Authority.

                              AmSouth Balanced Fund                            Pioneer Classic Balanced Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                               The Fund may invest in mortgage-backed and
                                                                               asset-backed securities. Mortgage-related
                                                                               securities may be issued by private companies
                                                                               or by agencies of the U.S. government and
                                                                               represent direct or indirect participation in,
                                                                               or are collateralized by and payable from,
                                                                               mortgage loans secured by real property.
                                                                               Asset-backed securities represent
                                                                               participations in, or are secured by and
                                                                               payable from, assets such as installment sales
                                                                               or loan contracts, leases, credit card
                                                                               receivables and other categories of
                                                                               receivables.

Investment strategies         In managing the equity portion of the Fund,      In selecting equity securities, Pioneer uses a
                              the AAMI combines fundamental and quantitative   value approach to select the Fund's
                              analysis with risk management to identify        investments. Pioneer seeks securities selling
                              value opportunities, construct the portfolio     at reasonable prices or substantial discounts
                              and make sell decisions. AAMI selects            to their underlying values and then holds
                              investments believed to have basic investment    these securities until the market values
                              value that will eventually be recognized by      reflect their intrinsic values. Pioneer
                              other investors. In addition, the AAMI may       evaluates a security's potential value,
                              identify companies with a history of             including the attractiveness of its market
                              above-average growth or companies that are       valuation, based on the company's assets and
                              expected to enter periods of above-average       prospects for earnings growth. In making that
                              growth or are positioned in emerging growth      assessment, Pioneer employs due diligence and
                              industries.                                      fundamental research, an evaluation of the
                                                                               issuer based on its financial statements and
                              AAMI's fixed income portfolio management         operations. Pioneer also considers a
                              process focuses on the four key areas of         security's potential to provide a reasonable
                              duration management, sector weights, position    amount of income. Pioneer relies on the
                              on the yield curve, and security selection;      knowledge, experience and judgment of its
                              AAMI's goal is to add value in each of           staff who have access to a wide variety of
                              these four areas through the active management   research. Pioneer focuses on the quality and
                              of the Fund's portfolio. Beginning with          price of individual issuers, not on economic
                              rigorous fundamental analysis of the economy     sector or market-timing strategies. Factors
                              and taking into account characteristics of the   Pioneer looks for in selecting investments
                              current business and interest rate cycles,       include:
                              AAMI arrives at a projection of the likely
                              trend in interest rates and adjusts duration     o     Favorable expected returns relative
                              accordingly. Analysis of the shape of the              to perceived risk
                              yield curve and yield spreads among bond         o     Above average potential for earnings
                              market sectors leads to further refinements in         and revenue growth
                              strategy for companies that appear               o     Low market valuations relative to
                              undervalued.                                           earnings forecast, book value, cash flow
                                                                                     and sales
                                                                               o     A sustainable competitive advantage,
                                                                                     such as a brand name, customer base,
                                                                                     proprietary technology or economies of
                                                                                     scale

                                                                               In selecting debt securities, Pioneer
                                                                               considers both broad economic and issuer
                                                                               specific factors in selecting a portfolio
                                                                               designed to achieve the Fund's investment
                                                                               objectives. In assessing the appropriate
                                                                               maturity, rating and

                              AmSouth Balanced Fund                            Pioneer Classic Balanced Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                               sector weighting of the Fund's portfolio,
                                                                               Pioneer considers a variety of factors that are
                                                                               expected to influence economic activity and
                                                                               interest rates. These factors include
                                                                               fundamental economic indicators, such as the
                                                                               rates of economic growth and inflation, Federal
                                                                               Reserve monetary policy and the relative value
                                                                               of the U.S. dollar compared to other
                                                                               currencies. Once Pioneer determines the
                                                                               preferable portfolio characteristics, Pioneer
                                                                               selects individual securities based upon the
                                                                               terms of the securities (such as yields
                                                                               compared to U.S. Treasuries or comparable
                                                                               issuers), liquidity and rating, sector and
                                                                               issuer diversification.

Other investments             The Fund may also invest in debt securities,     Up to 10% of the Fund's total assets may be
                              preferred stock and that portion of the value    invested in debt securities rated below
                              of securities convertible in to common stock,    investment grade, including convertible debt.
                              including convertible preferred stock and        A debt security is investment grade if it is
                              convertible debt, which is attributable to the   rated in one of the top four categories by a
                              fixed income characteristics of those            nationally recognized statistical rating
                              securities.                                      organization or determined to be of equivalent
                                                                               credit quality by Pioneer. Debt securities
                                                                               rated below investment grade are commonly
                                                                               referred to as "junk bonds" and are considered
                                                                               speculative. Below investment grade debt
                                                                               securities involve greater risk of loss, are
                                                                               subject to greater price volatility and are
                                                                               less liquid, especially during periods of
                                                                               economic uncertainty or change, than higher
                                                                               quality debt securities.

                                                                               The Fund may invest up to 25% of its total
                                                                               assets in real estate investment trusts
                                                                               (REITs). REITs are companies that invest
                                                                               primarily in real estate or real estate
                                                                               related loans.

                                                                               The Fund may invest up to 25% of its total
                                                                               assets in equity and debt securities of
                                                                               non-U.S. issuers. The Fund will not invest
                                                                               more than 5% of its total assets in the
                                                                               securities of emerging markets issuers. The
                                                                               Fund invests in non-U.S. securities to
                                                                               diversify its portfolio when they offer
                                                                               similar or greater potential for capital
                                                                               appreciation.

Temporary defensive           When AAMI determines adverse market conditions   Normally, Pioneer Classic Balanced Fund
strategies                    exist, AmSouth Balanced Fund may invest          invests substantially all of its assets to
                              entirely in cash positions, directly in U.S.     meet its investment objective. The Fund may
                              Government securities and short-term paper,      invest the remainder of its assets in
                              such as bankers' acceptances.                    securities with remaining maturities of less
                                                                               than one year, cash equivalents or may hold
                                                                               cash. For temporary defensive purposes,
                                                                               including

                              AmSouth Balanced Fund                            Pioneer Classic Balanced Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                               during periods of unusual cash flows, the Fund
                                                                               may depart from its principal investment
                                                                               strategies and invest part or all of its assets
                                                                               in these securities or may hold cash. During
                                                                               such periods, the Fund may not be able to
                                                                               achieve its investment objective. The Fund
                                                                               intends to adopt a defensive strategy when
                                                                               Pioneer believes securities in which the Fund
                                                                               normally invests have extraordinary risks due
                                                                               to political or economic factors and in other
                                                                               extraordinary circumstances.

Diversification               Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code").

Industry concentration        AmSouth Balanced Fund may not purchase any       Pioneer Classic Balanced Fund may not invest
                              securities which would cause more than 25% of    more than 25% of its assets in any one
                              the value of the Fund's total assets at the      industry.
                              time of purchase to be invested in securities
                              of one or more issuers conducting their
                              principal business activities in the same
                              industry, provided that (a) there is no
                              limitation with respect to obligations issued
                              or guaranteed by the U.S. government or its
                              agencies or instrumentalities, and repurchase
                              agreements secured by obligations of the
                              U.S. government or its agencies or
                              instrumentalities; (b) wholly owned finance
                              companies will be considered to be in the
                              industries of their parents if their
                              activities are primarily related to financing
                              the activities of their parents; and
                              (c) utilities will be divided according to
                              their services. For example, gas, gas
                              transmission, electric and gas, electric, and
                              telephone will each be considered a separate
                              industry.

Restricted and illiquid       AmSouth Balanced Fund may not invest more than   Pioneer Classic Balanced Fund may not invest
securities                    15% of its net assets in securities that are     more than 15% of its net assets in securities
                              restricted as to resale, or for which no         that are illiquid and other securities that
                              readily available market exists, including       are not readily marketable. Repurchase
                              repurchase agreements providing for settlement   agreements maturing in more than seven days
                              more than seven days after notice.               will be included for purposes of the foregoing
                                                                               limit.

Borrowing                     AmSouth Balanced Fund may not borrow money or    Pioneer Classic Balanced Fund may not borrow
                              issue senior securities, except that the Fund    money, except the Fund may: (a) borrow from
                              may borrow from banks or enter into reverse      banks or through reverse repurchase agreements
                              repurchase agreements for temporary emergency    in an amount up to 33 1/3% of the Fund's total
                              purposes in amounts up to 33 1/3% of the value   assets (including the amount borrowed); (b) to
                              of its total assets at the time of such          the extent permitted by applicable law, borrow
                              borrowing. The Fund will not purchase            up to an additional 5% of the Fund's assets
                              securities while borrowings (including reverse   for temporary purposes; (c) obtain such
                              repurchase agreements) in excess of 5% of its    short-term credits as are necessary for the
                              total assets are outstanding.                    clearance of portfolio

                              AmSouth Balanced Fund                            Pioneer Classic Balanced Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                               transactions; (d) purchase securities on margin
                                                                               to the extent permitted by applicable law; and
                                                                               (e) engage in transactions in mortgage dollar
                                                                               rolls that are accounted for as financings.

Lending                       AmSouth Balanced Fund may not make loans,        Pioneer Classic Balanced Fund may not make
                              except that the Fund may purchase or hold debt   loans, except that the Fund may (i) lend
                              instruments in accordance with its investment    portfolio securities in accordance with the
                              objective and policies, lend Fund securities     Fund's investment policies, (ii) enter into
                              in accordance with its investment objective      repurchase agreements, (iii) purchase all or a
                              and policies and enter into repurchase           portion of an issue of publicly distributed
                              agreements.                                      debt securities, bank loan participation
                                                                               interests, bank certificates of deposit,
                              In addition, the Fund is permitted to            bankers' acceptances, debentures or other
                              participate in a credit facility whereby the     securities, whether or not the purchase is
                              Fund may directly lend to and borrow money       made upon the original issuance of the
                              from other AmSouth funds for temporary           securities, (iv) participate in a credit
                              purposes, provided that the loans are made in    facility whereby the Fund may directly lend to
                              accordance with an order of exemption from the   and borrow money from other affiliated funds
                              SEC and any conditions thereto.                  to the extent permitted under the Investment
                                                                               Company Act or an exemption therefrom, and (v)
                                                                               make loans in any other manner consistent with
                                                                               applicable law, as amended and interpreted or
                                                                               modified from time to time by any regulatory
                                                                               authority having jurisdiction.

Derivative instruments        AmSouth Balanced Fund may invest in futures      The Fund may use futures and options on
                              contracts and options thereon (interest rate     securities, indices and currencies, forward
                              futures contracts or index futures contracts,    foreign currency exchange contracts and other
                              as applicable) to commit funds awaiting          derivatives. A derivative is a security or
                              investment, to maintain cash liquidity or for    instrument whose value is determined by
                              other hedging purposes. The value of the         reference to the value or the change in value
                              Fund's contracts may equal or exceed 100% of     of one or more securities, currencies, indices
                              the Fund's total assets, although the Fund       or other financial instruments. Although there
                              will not purchase or sell a futures contract     is no specific limitation on investing in
                              unless immediately afterwards the aggregate      derivatives, the Fund does not use derivatives
                              amount of margin deposits on its existing        as a primary investment technique and
                              futures positions plus the amount of premiums    generally limits their use to hedging.
                              paid for related futures options entered into    However, the Fund may use derivatives for a
                              for other than bona fide hedging purposes is     variety of non-principal purposes, including:
                              5% or less of its net assets.
                                                                               o   As a hedge against adverse changes in
                                                                                   stock market prices, interest rates or
                                                                                   currency exchange rates
                                                                               o   As a substitute for purchasing or
                                                                                   selling securities
                                                                               o   To increase the Fund's return as a
                                                                                   non-hedging strategy that may be
                                                                                   considered speculative

                                                                               Even a small investment in derivatives can
                                                                               have a significant impact on the Fund's
                                                                               exposure to stock market values, interest
                                                                               rates or currency exchange rates. If changes
                                                                               in a derivative's value do not correspond to

                              AmSouth Balanced Fund                            Pioneer Classic Balanced Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                               changes in the value of the Fund's other
                                                                               investments, the Fund may not fully benefit
                                                                               from or could lose money on the derivative
                                                                               position. In addition, some derivatives
                                                                               involve risk of loss if the person who issued
                                                                               the derivative defaults on its obligation.
                                                                               Certain derivatives may be less liquid and
                                                                               more difficult to value. The Fund will only
                                                                               invest in derivatives to the extent Pioneer
                                                                               believes these investments do not prevent the
                                                                               Fund from seeking its investment objective.

Short-term trading            The AmSouth Fund may engage in the technique     The Fund usually does not trade for short-term
                              of short-term trading. Such trading involves     profits. The Fund will sell an investment,
                              the selling of securities held for a short       however, even if it has only been held for a
                              time, ranging from several months to less than   short time, if it no longer meets the Fund's
                              a day. The object of such short-term trading     investment criteria.
                              is to increase the potential for capital
                              appreciation and/or income of the Fund in
                              order to take advantage of what AAMI believes
                              are changes in market, industry or individual
                              company conditions or outlook.

Other investment policies     As described above, the Funds have substantially similar principal investment strategies and
and restrictions              policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

                                                           Buying, Selling and Exchanging Shares

Class A sales charges and     Class A shares are offered with an initial       Class A shares are offered with an initial
Rule 12b-1 fees               sales charge of up to 5.50% of the offering      sales charge of up to 5.75% of the offering
                              price, which is reduced depending upon the       price, which is reduced or waived for large
                              amount invested or, in certain circumstances,    purchases and certain types of investors. At
                              waived. Class A shares bought as part of an      the time of your purchase, your investment
                              investment of $1 million or more are not         firm may receive a commission from Pioneer
                              subject to an initial sales charge, but may be   Funds Distributor, Inc. ("PFD"), the Fund's
                              charged a contingent deferred sales charge       distributor, of up to 4% declining as the size
                              ("CDSC") of 1.00% if sold within one year of     of your investment increases.
                              purchase.
                                                                               There is no CDSC, except in certain
                              Class A shares pay a shareholder servicing fee   circumstances when the initial sales charge is
                              (non 12b-1) of up to 0.25%                       waived.

                                                                               Class A shares are subject to distribution and
                                                                               service (12b-1) fees of up to 0.25% of average
                                                                               daily net assets.

Class B sales charges and     Class B shares are offered without an initial    Class B shares are offered without an initial
Rule 12b-1 fees               sales charge, but are subject to a CDSC of up    sales charge, but are subject to a CDSC of up
                              to 5%. For Class B shares held continuously,     to 4% if you sell your shares. The charge is
                              the CDSC declines over six years, starting       reduced over time and is not charged after
                              with year one and ending in year seven from:     five years. Your investment firm may receive a
                              5%, 4%, 3%, 2%, 1%. Eight years after purchase   commission from PFD, the Fund's distributor,

                              AmSouth Balanced Fund                            Pioneer Classic Balanced Fund
-----------------------------------------------------------------------------------------------------------------------------
                              Class B shares automatically convert to Class    at the time of your purchase of up to 4%.
                              A shares.
                                                                               Class B shares are subject to distribution and
                              Class B shares pay a shareholder servicing fee   service (12b-1) fees of up to 1% of average
                              (non 12b-1) of up to 0.25% of average daily      daily net assets.
                              net assets. This fee is in the form of a
                              separate non-Rule 12b-1 fee. All Funds bear a    Class B shares acquired through the
                              distribution (12b-1) fee of up to 0.75%.         Reorganization will be subject to the CDSC and
                                                                               commission schedules applicable to the
                              Maximum investment for all Class B purchases     original purchase.
                              by a shareholder for the Fund's shares is
                              $99,999.                                         Maximum purchase of Class B shares in a single
                                                                               transaction is $49,999.

Class I and Class Y sales     AmSouth Balanced Fund does not impose any        The Fund does not impose any initial,
charges and Rule 12b-1 fees   initial or CDSC on Class I shares.               contingent deferred or asset based sales
                                                                               charge on Class Y shares.
                              The Fund may impose a shareholder servicing
                              fee (non 12b-1) of up to 0.15% of average        The distributor incurs the expenses of
                              daily net assets. The fee is computed daily      distributing the Fund's Class Y shares, none
                              and paid monthly.                                of which are reimbursed by the Fund or the
                                                                               Class Y shareowners.

Management and other fees     AmSouth Balanced Fund pays an advisory fee on    Pioneer Classic Balanced Fund will pay Pioneer
                              a monthly basis at an annual rate of 0.80% of    an advisory fee as follows: 0.65% of the
                              the Fund's average daily net assets.             Fund's average daily net assets on the first
                                                                               $1 billion, 0.60% on the next $4 billion, and
                              ASO Services Company, Inc. ("ASO") serves as     0.55% on assets over $5 billion. The fee is
                              administrator and fund accounting agent for      computed daily and paid monthly.
                              the Fund. The Fund pays ASO an administrative
                              services fee of 0.15% of the Fund's average      In addition, the Fund will reimburse Pioneer
                              daily net assets.                                for certain fund accounting and legal expenses
                                                                               incurred on behalf of the Fund and pay a
                              Other expenses of the Fund are being limited     separate shareholder servicing/transfer agency
                              to 0.54% for Class A shares, 0.54% for Class B   fee to PIMSS, an affiliate of Pioneer.
                              shares and 0.44% for Class I shares. Any fee
                              waiver or expense reimbursement arrangement is   The Fund's total annual fund operating
                              voluntary and may be discontinued at any time.   expenses are estimated to be 1.13% of average
                                                                               daily net assets for Class A shares, 1.99% for
                              For the fiscal year ended July 31, 2004, the     Class B shares, and 0.78% for Class Y shares
                              Fund's annual operating expenses for Class A     for the current fiscal year.
                              shares, after giving effect to the expense
                              limitation were 1.32%, and without giving
                              effect to the expense limitation, were 1.34%
                              of average daily net assets.

                              For the fiscal year ended July 31, 2004, the Fund's annual operating expenses for Class B shares, after giving effect to the expense limitation were 2.07%, and without giving effect to the expense limitation, were 2.09% of

                              AmSouth Balanced Fund                            Pioneer Classic Balanced Fund
-----------------------------------------------------------------------------------------------------------------------------
                              average daily net assets.

                              For the fiscal year ended July 31, 2004, the Fund's annual operating expenses for Class I shares, after giving effect to the expense limitation were 1.17%, and without giving effect to the expense limitation, were 1.21% of average daily net assets.

Buying shares                 You may buy shares of the Fund directly          You may buy shares from any investment firm
                              through BISYS Fund Services, the Fund's          that has a sales agreement with PFD, the
                              distributor, or through brokers, registered      Pioneer Fund's distributor.
                              investment advisers, banks and other financial
                              institutions that have entered into selling      If the account is established in the
                              agreements with the Fund's distributor, as       shareholder's own name, shareholders may also
                              described in the Fund's prospectus.              purchase additional shares of Pioneer Fund by
                                                                               telephone or online.
                              Certain account transactions may be done by
                              telephone.

Exchanging shares             You can exchange your shares in the Fund for     You may exchange your shares for shares of the
                              shares of the same class of another AmSouth      same class of another Pioneer mutual fund.
                              Fund, usually without paying additional sales    Your exchange request must be for at least
                              charges. You must meet the minimum investment    $1,000. The Fund allows you to exchange your
                              requirements for the Fund into which you are     shares at net asset value without charging you
                              exchanging. Exchanges from one Fund to another   either an initial or contingent deferred
                              are taxable. Class A shares may be exchanged     shares charge at the time of the exchange.
                              for Class I shares of the same Fund or another   Shares you acquire as part of an exchange will
                              AmSouth fund if you become eligible to           continue to be subject to any contingent
                              purchase Class I shares. Class I shares may be   deferred sales charge that applies to the
                              exchanged for Class A shares of the same Fund.   shares you originally purchased. When you
                              No transaction fees are currently charged for    ultimately sell your shares, the date of your
                              exchanges.                                       original purchase will determine your
                                                                               contingent deferred sales charge. An exchange
                              If you sell your shares or exchange them for     generally is treated as a sale and a new
                              shares of another AmSouth Fund within 7          purchase of shares for federal income tax
                              days of the date of purchase, you will be        purposes.
                              charged a 2.00% fee on the current net asset
                              value of the shares sold or exchanged. The fee   After you establish an eligible fund account,
                              is paid to the Fund to offset the costs          you can exchange Fund shares by telephone or
                              associated with short-term trading, such as      online.
                              portfolio transaction and administrative costs.

                              The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                              The fee will be charged on all covered
                              redemptions and exchanges, including those made through retirement plan, brokerage and

                              AmSouth Balanced Fund                            Pioneer Classic Balanced Fund
-----------------------------------------------------------------------------------------------------------------------------
                              other types of omnibus accounts (except where
                              it is not practical for the plan administrator
                              or brokerage firm to implement the fee). The
                              Fund will not impose the redemption fee on a
                              redemption or exchange of shares purchased
                              upon the reinvestment of dividend and capital
                              gain distributions.

Selling shares                Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.

                              You may sell your shares by contacting the       Normally, your investment firm will send your
                              Fund directly in writing or by telephone or by   request to sell shares to PIMSS. You can also
                              contacting a financial intermediary as           sell your shares by contacting the Fund
                              described in the Fund's prospectus.              directly if your account is registered in your
                                                                               name.

                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may also
                                                                               redeem shares of the Fund by telephone or
                                                                               online.

Comparison of Principal Risks of Investing in the Funds

      Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

      o The stock market goes down (this risk may be greater in the short term)

      o The adviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect

      o The market segment on which the Fund equity investment are focused - value and growth stocks - under performs other kinds of investments or market averages

      o The value of the Fund's fixed-income investments declines due to an increase in interest rates (generally, an increase in the average maturity of the fixed income portfolio of the Fund will make it more sensitive to interest rate risk)

      o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk

      o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

      o An issuer cannot make timely interest and principal payments on its debt securities, such as bonds (the lower a security's rating, the greater its credit risk)

      Each Fund may trade securities actively to achieve its principal investment strategies. Active trading of portfolio securities could increase each Fund's transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay (on distributions of net gains realized on those trades).

      If either Fund invests in securities with additional risk, that Fund's share price volatility accordingly could be greater and its performance lower.

      At times, more than 25% of the Fund's assets may be invested in the same market segment, such as financials or technology. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a Fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

      If the Fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

      Pioneer Classic Balanced Fund may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to larger, more developed non-U.S. countries. However, these risks are more pronounced for issuers of securities in emerging markets. These risks may include:

      o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

      o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

      o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

      o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

      o Economic, political and social developments may adversely affect the securities markets

      o     Withholding and other non-U.S. taxes may decrease the Fund's return

Past Performance

      Set forth below is performance information for AmSouth Balanced Fund. The bar charts show how AmSouth Balanced Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return for AmSouth Balanced Fund over time for each class of shares compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in AmSouth Balanced Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. Pioneer Classic Balanced Fund has not commenced investment operations.

                     AmSouth Balanced Fund -- Class A Shares
                          Calendar Year Total Returns*

[BAR CHART]

1995       23.51%
1996        9.72
1997       20.84
1998       13.12
1999        1.33
2000       10.18
2001        4.04
2002       -6.86
2003       15.69
2004        7.60

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 10.62% for the quarter ended June 30, 2003, and the lowest quarterly return was -6.78% for the quarter ended September 30, 2002.

                              AmSouth Balanced Fund
             Average Annual Total Returns (as of December 31, 2004)

                                                                          1 Year              5 Years          10 Years
--------------------------------------------------------------------------------------------------------------------------
AmSouth Balanced Fund, Class A Shares
--------------------------------------------------------------------------------------------------------------------------
Return Before Taxes(1)                                                      1.68%               4.79%               9.02%
--------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                         0.89%               3.23%               6.71%
--------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                 1.07%               3.29%               6.64%
--------------------------------------------------------------------------------------------------------------------------
AmSouth Balanced Fund, Class B Shares
--------------------------------------------------------------------------------------------------------------------------
Return Before Taxes(1)                                                      1.86%               4.87%               8.75%
--------------------------------------------------------------------------------------------------------------------------
AmSouth Balanced Fund, Class I Shares(2)
--------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                         7.76%               6.15%               9.78%
--------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                         6.88%               4.46%               7.38%
--------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                 5.02%               4.38%               7.27%
--------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                              10.87%              -2.30%              12.07%

--------------------------------------------------------------------------------------------------------------------------
Lehman Government/Credit Bond Index                                         4.19%               8.00%               7.80%
--------------------------------------------------------------------------------------------------------------------------

(1) Class A shares were first offered on 12/19/91. Performance for the Class B shares, which were first offered on 9/2/97, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date. The historical performance of the Class B shares has been restated to reflect the Fund's Class B shares distribution (12b-1) fees and the contingent deferred sales charge.

(2) Performance for the Class I shares, which were first offered on 9/1/97, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date.

      The table shows the impact of taxes on the Fund's returns. After-tax returns are only shown for Class A shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

      The most recent portfolio manager's discussion of AmSouth Balanced Fund's performance is attached as Exhibit C.

The Funds' Fees and Expenses

      Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the table appearing below are based on (i) for the AmSouth Balanced Fund, the expenses of AmSouth Balanced Fund for the period ended January 31, 2005 and (ii) for the Pioneer Classic Balanced Fund, the estimated pro forma annual expenses assuming the Reorganization occurred on May 31, 2005.

  Shareholder     AmSouth Balanced    Pioneer Classic   AmSouth Balanced    Pioneer Classic    AmSouth Balanced    Pioneer Classic
  transaction         Fund(1)          Balanced Fund         Fund(1)         Balanced Fund          Fund(1)         Balanced Fund
   fees (paid                           (Pro Forma)                           (Pro Forma)                            (Pro Forma)
 directly from
    your
 investment)           Class A            Class A            Class B            Class B            Class I             Class Y
---------------------------------------------------------------------------------------------------------------------------------
Maximum sales         5.50%(2)            5.75%(2)           None                None                None                None
charge (load)
when you buy
shares as a
percentage of
offering price
---------------------------------------------------------------------------------------------------------------------------------
Maximum               None                None               5.00%(3)            4.00%               None                None
deferred sales
charge (load)
as a percentage
of purchase
price or the
amount you
receive when
you sell
shares,
whichever is
less
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees       2.00%(4)            None               2.00%(4)            None                2.00%(4)            None
---------------------------------------------------------------------------------------------------------------------------------
Annual fund
operating
expenses
(deducted from
fund assets)
(as a % of
average net
assets)
---------------------------------------------------------------------------------------------------------------------------------
Management fee        0.80%               0.65%              0.80%               0.65%               0.80%               0.65%
---------------------------------------------------------------------------------------------------------------------------------
Distribution          None                0.25%              0.75%               1.00%               None                None
and service
(12b-1) fee
---------------------------------------------------------------------------------------------------------------------------------
Other expenses        0.60%(5)            0.23%              0.63%(5)            0.34%               0.50%(5)            0.13%
---------------------------------------------------------------------------------------------------------------------------------
Total fund            1.40%               1.13%(6)           2.18%               1.99%(6)            1.30%               0.78%(6)
operating
expenses
---------------------------------------------------------------------------------------------------------------------------------
Expense               0.07%               0.09%              0.10%                N/A                0.12%                N/A
reimbursement/
reduction
---------------------------------------------------------------------------------------------------------------------------------
Net fund              1.33%               1.13%              2.08%               1.99%               1.18%               0.78%
operating
expenses
---------------------------------------------------------------------------------------------------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) A CDCS on Class B shares held continuously declines over six years starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses for your AmSouth Fund are being limited to 0.53% for Class A shares, 0.53% for Class B shares and 0.38% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

      The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, and (e) the expense limitation for your Fund is in effect for year one. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                                                           Pro Forma
 Number of years you                                Pioneer Classic Balanced
   own your shares        AmSouth Balanced Fund             Fund
---------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------
Year 1                        $   685                       $   684
---------------------------------------------------------------------------------
Year 3                        $   969                       $   913
---------------------------------------------------------------------------------
Year 5                        $ 1,274                       $ 1,161
---------------------------------------------------------------------------------
Year 10                       $ 2,137                       $ 1,871
---------------------------------------------------------------------------------
Class B --- assuming redemption at end of period
---------------------------------------------------------------------------------
Year 1                        $   721                       $   602
---------------------------------------------------------------------------------
Year 3                        $   982                       $   924
---------------------------------------------------------------------------------
Year 5                        $ 1,369                       $ 1,173
---------------------------------------------------------------------------------
Year 10                       $ 2,316                       $ 2,095
---------------------------------------------------------------------------------
Class B --- assuming no redemption
---------------------------------------------------------------------------------
Year 1                        $   221                       $   202
---------------------------------------------------------------------------------
Year 3                        $   682                       $   624
---------------------------------------------------------------------------------
Year 5                        $ 1,169                       $ 1,073
---------------------------------------------------------------------------------
Year 10                       $ 2,316                       $ 2,095
---------------------------------------------------------------------------------
                              Class I                       Class Y
---------------------------------------------------------------------------------
Year 1                        $   132                       $    80
---------------------------------------------------------------------------------
Year 3                        $   412                       $   249
---------------------------------------------------------------------------------
Year 5                        $   713                       $   433
---------------------------------------------------------------------------------
Year 10                       $ 1,568                       $   966
---------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

      The Trustees believe that the proposed Reorganization is in the best interests of Amsouth Balanced Fund. The Trustees considered the following matters, among others, in approving the proposal.

      First, AAMI, the investment adviser to your AmSouth Fund, and AmSouth Bank informed the Trustees that they did not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

      Second, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Third, Pioneer Classic Balanced Fund's management fee (0.65% of average daily net assets on the first $1 billion, 0.60% on the next $4 billion, and 0.55% on assets over $5 billion) will be substantially lower than the advisory fee of your Fund (0.80% of average daily net assets). The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds will be the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that will not be paid by the Pioneer Fund's Class Y shares. On a pro forma basis, both the gross and net expenses of each class of the Pioneer Fund are estimated to be lower than the expenses of the corresponding class of your AmSouth Fund. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduce per share expenses.

      Fourth, the Class A, B and Y shares of Pioneer Classic Balanced Fund received in the Reorganization will provide AmSouth Balanced Fund shareholders with exposure to substantially the same investment product as they currently have.

      Fifth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

      Pioneer and AmSouth Bank will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of the AmSouth Fund in connection with the Reorganizations.

      The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

      The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

      The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

                                                                                                       (Pro Forma)
                                                                 AmSouth Balanced   Pioneer Classic   Pioneer Classic
                                                                       Fund          Balanced Fund     Balanced Fund
                                                                   May 31, 2005       May 31, 2005     May 31, 2005
                                                                 ----------------   ---------------   --------------
Total Net Assets (in thousands)                                  $    181,569           N/A             $  181,569
   Class A shares...........................................     $    105,281           N/A             $  105,281
   Class B shares ..........................................     $     25,044           N/A             $   25,044
   Class I/Y shares ........................................     $     51,244           N/A             $   51,244

Net Asset Value Per Share
   Class A shares ..........................................     $      12.74           N/A             $    12.74
   Class B shares ..........................................     $      12.69           N/A             $    12.69
   Class I/Y shares ........................................     $      12.74           N/A             $    12.74
Shares Outstanding
   Class A shares ..........................................        8,265,238           N/A              8,265,238
   Class B shares ..........................................        1,973,093           N/A              1,973,093
   Class I/Y shares ........................................        4,022,510           N/A              4,022,510

      It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

      For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

      The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

          AmSouth Strategic Portfolios: Aggressive Growth Portfolio and
                   Pioneer Ibbotson Aggressive Allocation Fund

                                  PROPOSAL 1(j)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

      The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

      Each Fund is structured as a "fund of funds," which means all of its assets are invested in other mutual funds ("underlying funds"). Your Fund invests only in other AmSouth funds. Currently, the Pioneer Fund only invests in other Pioneer Funds but is seeking an exemptive order from the Securities and Exchange Commission that would permit the Pioneer Fund to invest, in addition, in mutual funds that are not managed by Pioneer. To the extent Pioneer receives an order from the Securities and Exchange Commission that permits Pioneer to invest in such other non-Pioneer underlying funds, Pioneer and the Pioneer Fund intend to rely on such order, subject to any applicable conditions of the order. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

   Comparison of AmSouth Strategic Portfolios: Aggressive Growth Portfolio to
                  Pioneer Ibbotson Aggressive Allocation Fund

                              AmSouth Strategic Portfolios: Aggressive          Pioneer Ibbotson Aggressive Allocation
                              Growth Portfolio                                  Fund
------------------------------------------------------------------------------------------------------------------------------------
Business                      A diversified series of AmSouth Funds, an         A series of Pioneer Ibbotson Asset Allocation
                              open-end management investment company            Series, a diversified open-end management
                              organized as a Massachusetts business trust.      investment company organized as a Delaware
                                                                                statutory trust.

Net assets as of March        $51.9 million                                     $19.1 million
31, 2005

Investment advisers           Investment Adviser:                               Investment Adviser:
and portfolio                 AAMI                                              Pioneer
managers
                              Portfolio Manager:                                Investment Subadviser:
                              Day-to-day management of AmSouth Strategic        Ibbotson Associates Advisors, LLC
                              Portfolios: Aggressive Growth Portfolio is the    ("Ibbotson")
                              responsibility of the AmSouth Strategy
                              Committee, and no person is primarily             Portfolio Managers:
                              responsible for making recommendations to the     Day-to-day management of Pioneer Ibbotson
                              Committee. The Committee members consist          Aggressive Allocation Fund is the
                              of John Boston, CFA, Fred Crown, CFA, Paige       responsibility of portfolio managers and
                              B. Daniel, David M. Dasari, CFA, Joseph T.        members of Ibbotson's Investment Committee
                              Keating, Ronald E. Lindquist, John Mark           headed by Roger Ibbotson. Roger Ibbotson
                              McKenzie, Matt Smith, CFA, Brian B.               founded Ibbotson in 1977 and is the firm's
                              Sullivan, CFA, Doug S. Williams and Jason         Chairman. Peng Chen, Ph.D., managing
                              Waters.                                           director and chief investment officer at
                                                                                Ibbotson, conducts research projects on asset
                              Mr. Boston is Chief Fixed Income Officer for      allocation, portfolio risk measurement,
                              AAMI. He began his career in investment           nontraditional assets, and global financial
                              management with AmSouth Bank in 1987 and          markets. Dr. Chen joined Ibbotson in 1997.
                              has been associated with AAMI since 1996.         Michael E. Annin, managing director,
                              Mr. Boston received his CFA charter in 1993       manages the investment management services
                              and is an active member and past president of     and data products group for Ibbotson. Scott

                              AmSouth Strategic Portfolios: Aggressive          Pioneer Ibbotson Aggressive Allocation
                              Growth Portfolio                                  Fund
------------------------------------------------------------------------------------------------------------------------------------
                              the Alabama Society of Financial Analysts. He     Wentsel, senior portfolio manager, is
                              also serves as the portfolio manager for the      responsible for management of the firm's
                              AmSouth High Quality Bond Fund. Mr. Boston        fund-of-funds business which includes
                              is a Senior Vice President of AmSouth Bank        oversight of its investment management staff
                              and Vice President of AAMI.                       and process. Alexander E. Kaye, portfolio
                                                                                manager, is responsible for managing the
                              Mr. Crown has been employed with AmSouth          delivery of fund-of-funds programs for
                              Bank since 1982 and AAMI since 2001. He           institutional and retail clients, which includes
                              was an Institutional Fund Manager with AAMI       asset allocation modeling, portfolio
                              (2001-2003) and has been a Regional Manager       construction, fund classification and manager
                              since 2003. Mr. Crown is a Senior Vice            due diligence. Brian Huckstep, portfolio
                              President of AmSouth Bank.                        manager, is responsible for managing the
                                                                                delivery of fund-of-funds programs for
                              Ms. Daniel has been employed with AmSouth         institutional and retail clients, which includes
                              Bank since 1999. She has been employed by         asset allocation modeling, portfolio
                              AAMI as the Director of Alternative Strategies    construction, fund classification, and manager
                              since 2003. She is an Assistant Vice President    due diligence.
                              with AmSouth Bank.

                              Mr. Dasari has been employed with AmSouth
                              Bank since 2002 and AAMI since 2003. He is
                              Director of Individual Security Management for AAMI. Prior to joining AmSouth Bank, he was Assistant Vice President at Fifth Third
                              Bank. Mr. Dasari is a Vice President of
                              AmSouth Bank.

                              Mr. Keating has been employed with AmSouth
                              Bank since 2001 and AAMI since 2002. He is the Chairman and Chief Investment Officer of
                              AAMI. Prior to 2001, he was employed as the Chief Market Strategist and Chief Fixed
                              Income Officer of Fifth Third Bank. Mr.
                              Keating is an Executive Vice-President of AmSouth Bank.

                              Mr. Lindquist has been employed with AAMI since December 1999. Prior to December 1999,
                              Mr. Lindquist was employed by First American
                              National Bank (since May 1998), and by
                              Deposit Guaranty National Bank, and
                              Commercial National Bank (since 1978). First
                              American National Bank, Deposit Guaranty
                              National Bank and Commercial National Bank are predecessors of AmSouth Bank and affiliates of AAMI. He also serves as the portfolio manager for the AmSouth Large Cap
                              Fund. Mr. Lindquist is a Senior Vice President of AmSouth Bank and Vice President of
                              AAMI.

                              Mr. McKenzie has been involved in investment management since 1981, with portfolio management expertise in both equity and fixed

                              AmSouth Strategic Portfolios: Aggressive          Pioneer Ibbotson Aggressive Allocation
                              Growth Portfolio                                  Fund
------------------------------------------------------------------------------------------------------------------------------------
                              income securities. Mr. McKenzie co-managed
                              the AmSouth Government Income Fund from
                              1999 to 2002 and managed it from 2003 to
                              2004. Mr. McKenzie has been associated with
                              the Trust Investment Department of AmSouth
                              Bank, and banks acquired by AmSouth Bank,
                              since 1984 and joined AAMI in 2003. Mr.
                              McKenzie is a Senior Vice President of
                              AmSouth Bank and Vice President of AAMI.

                              Mr. Smith has been employed with AmSouth
                              Bank since 1988. He has been employed by AAMI as a Regional Manager since 2004. He is a Senior Vice President with AmSouth Bank.

                              Mr. Sullivan has been an officer of AAMI since 1996 and joined AmSouth Bank in 1984.
                              Prior to serving as Director of Fixed Income for AmSouth Bank's Trust Department, Mr.
                              Sullivan managed equity portfolios and held the position of equity research coordinator for AmSouth Bank's Trust Department. Mr.
                              Sullivan is a Senior Vice President of AmSouth
                              Bank and Vice President of AAMI.

                              Mr. Waters has been employed with AmSouth
                              Bank since 1999. He has been employed as an Institutional Portfolio Manager with AAMI since 2001. Mr. Williams is a Senior Vice
                              President of AmSouth Bank.

                              Mr. Williams has been employed with
                              AmSouth Bank since 2002. He has been
                              employed as a Regional Manager with AAMI since 2004. Prior to 2002, Mr. Williams was a
                              Director of Portfolio Management with Fifth
                              Third Bank (1988-2002). Mr. Williams is a
                              Senior Vice President of AmSouth Bank.

Investment objective          AmSouth Strategic Portfolios: Aggressive          Pioneer Ibbotson Aggressive Allocation Fund
                              Growth Portfolio seeks to provide investors       seeks long-term capital growth.
                              with capital growth.

Primary investments           Each Fund allocates its investments among underlying funds within pre-determined strategy ranges.

                              AmSouth Strategic Portfolios: Aggressive          Pioneer Ibbotson Aggressive Allocation
                              Growth Portfolio                                  Fund
------------------------------------------------------------------------------------------------------------------------------------
                              AmSouth Strategic Portfolios: Aggressive Growth Portfolio:
                              AmSouth Strategic Portfolios: Aggressive Growth Portfolio allocates its assets among the following underlying funds within the ranges set forth below based upon AAMI's outlook for the economy, financial markets and relative market valuations of the underlying AmSouth Funds.

                              Underlying Fund                                                            Allocation Range
                              AmSouth Value Fund                                                             0-20%
                              AmSouth Select Equity Fund                                                     0-15%
                              AmSouth Enhanced Market Fund                                                   0-25%
                              AmSouth Large Cap Fund                                                         0-15%
                              AmSouth Capital Growth Fund                                                    0-20%
                              AmSouth Mid Cap Fund                                                           0-15%
                              AmSouth Small Cap Fund                                                         0-25%
                              AmSouth International Equity Fund                                              0-15%
                              AmSouth High Quality Bond Fund                                                 0-35%
                              AmSouth Limited Term Bond Fund                                                 0-10%
                              AmSouth Prime Money Market Fund                                                 0-5%

                              The selection of the underlying funds and their ranges are not fundamental and may be changed without the prior approval of AmSouth Strategic Portfolios: Aggressive Growth Portfolio's
                              shareholders.

                              AmSouth Strategic Portfolios: Aggressive          Pioneer Ibbotson Aggressive Allocation
                              Growth Portfolio                                  Fund
------------------------------------------------------------------------------------------------------------------------------------
                              Pioneer Ibbotson Aggressive Allocation Fund:

                              Because this is an aggressive allocation fund, the majority of Pioneer Ibbotson Aggressive
                              Allocation Fund's assets will be invested in equity funds, although a portion of its assets will be invested in bond funds, cash, cash equivalents, or in money market funds. Under normal circumstances, Pioneer Ibbotson Aggressive Allocation Fund initially expects to invest its assets among asset classes in the following ranges:

                              Short-Term
                              Investments               Equity Fund             Fixed Income Fund
                              Allocation                Allocation              Allocation
                              -------------------------------------------------------------------
                              0-5%                      75-95%                      5-15%

                              Based upon the analysis described under "Asset allocation process," the Fund initially expects to invest its assets in underlying mutual funds within the following ranges:
                                                                                                                 Percentage of
                                                                                                                 Fund
                              Fund Name                                                                          Holdings
                              ------------------------------------------------------------------------------------------------
                              Pioneer Fund                                                                       0-25%
                              ------------------------------------------------------------------------------------------------
                              Pioneer Research Fund                                                              0-25%
                              ------------------------------------------------------------------------------------------------
                              Pioneer Growth Leaders Fund (formerly Pioneer Papp Stock Fund)                     0-25%
                              ------------------------------------------------------------------------------------------------
                              Pioneer Strategic Growth Fund (formerly Pioneer Papp Strategic                     0-25%
                              Growth Fund)
                              ------------------------------------------------------------------------------------------------
                              Pioneer Oak Ridge Large Cap Growth Fund                                            0-25%
                              ------------------------------------------------------------------------------------------------
                              Pioneer AmPac Growth Fund (formerly Pioneer Papp America-                          0-25%
                              Pacific Rim Fund)
                              ------------------------------------------------------------------------------------------------
                              Pioneer Value Fund                                                                 0-25%
                              ------------------------------------------------------------------------------------------------
                              Pioneer Mid Cap Growth Fund                                                        0-25%
                              ------------------------------------------------------------------------------------------------
                              Pioneer Mid Cap Value Fund                                                         0-25%
                              ------------------------------------------------------------------------------------------------
                              Pioneer Small and Mid Cap Growth Fund (formerly Pioneer Papp                       0-25%
                              Small and Mid Cap Growth Fund)
                              ------------------------------------------------------------------------------------------------
                              Pioneer Oak Ridge Small Cap Growth Fund                                            0-25%
                              ------------------------------------------------------------------------------------------------
                              Pioneer Small Cap Value Fund                                                       0-25%
                              ------------------------------------------------------------------------------------------------
                              Pioneer International Equity Fund                                                  0-25%
                              ------------------------------------------------------------------------------------------------
                              Pioneer International Value Fund                                                   0-25%
                              ------------------------------------------------------------------------------------------------
                              Pioneer Europe Select Fund                                                         0-25%
                              ------------------------------------------------------------------------------------------------
                              Pioneer Emerging Markets Fund                                                      0-20%
                              ------------------------------------------------------------------------------------------------
                              Pioneer Real Estate Shares                                                         0-20%
                              ------------------------------------------------------------------------------------------------
                              Pioneer High Yield Fund                                                            0-20%
                              ------------------------------------------------------------------------------------------------
                              Pioneer Bond Fund                                                                  0-20%
                              ------------------------------------------------------------------------------------------------
                              Pioneer Strategic Income Fund                                                      0-20%
                              ------------------------------------------------------------------------------------------------
                              Pioneer Short Term Income Fund                                                     0-20%
                              ------------------------------------------------------------------------------------------------
                              Pioneer Cash Reserves Fund                                                         0-15%

                              The Pioneer Fund may change its target allocation to each asset class, the underlying fund in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders. Certain of the Pioneer Funds into which the AmSouth Funds are being reorganized are not currently included in the above list of funds underlying the Pioneer Fund. Pioneer and Ibbotson may determine to include such additional
                              Pioneer Funds in the list of permitted investments for the Pioneer Fund into which your Fund is being reorganized. Alternatively, Pioneer and Ibbotson may determine to hold those additional
                              Pioneer Funds temporarily until the Pioneer Fund's portfolio is rebalanced.

                              Appendix A contains a summary description of each of the underlying Pioneer funds.

                              AmSouth Strategic Portfolios: Aggressive          Pioneer Ibbotson Aggressive Allocation
                              Growth Portfolio                                  Fund
------------------------------------------------------------------------------------------------------------------------------------
                              Normally, the Fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the Fund may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the Fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash.
                              During such periods, the Fund may not be able to achieve its investment objective. The Fund intends to adopt a defensive strategy when Pioneer or Ibbotson believes securities in which the
                              Fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Borrowing                     AmSouth Strategic Portfolios: Aggressive          Pioneer Ibbotson Aggressive Allocation Fund
                              Growth Portfolio may not borrow money or          may not borrow money, except on a temporary
                              issue senior securities, except that the Fund     basis and to the extent permitted by
                              may borrow from banks or enter into reverse       applicable law, the Fund may: (a) borrow from
                              repurchase agreements for temporary emergency     banks or through reverse repurchase agreements
                              purposes in amounts up to 33 1/3% of the value    in an amount up to 33 1/3% of the Fund's total
                              of its total assets at the time of such           assets (including the amount borrowed); (b)
                              borrowing. AmSouth Strategic Portfolios:          borrow up to an additional 5% of the Fund's
                              Aggressive Growth Portfolio will not purchase     assets for temporary purposes; (c) obtain such
                              securities while borrowings (including reverse    short-term credits as are necessary for the
                              repurchase agreements) in excess of 5% of its     clearance of portfolio transactions; (d)
                              total assets are outstanding. In addition,        purchase securities on margin; and (e) engage
                              AmSouth Strategic Portfolios: Aggressive          in transactions in mortgage dollar rolls that
                              Growth Portfolio is permitted to participate      are accounted for as financings.
                              in a credit facility whereby the Fund may
                              directly lend to and borrow money from other
                              AmSouth Funds for temporary purposes, provided
                              that the loans are made in accordance with an
                              order of exemption from the SEC and any
                              conditions thereto.

Other investment              As described above, the Funds have substantially similar principal investment strategies and
policies and                  policies. Certain of the non-principal investment policies and restrictions are different. For a
restrictions                  more complete discussion of each Fund's other investment policies and fundamental and non-
                              fundamental investment restrictions, see the SAI.

                                                Buying, Selling and Exchanging Shares

Class A sales charges         Class A shares are offered with an initial sales  Class A shares are offered with an initial sales
and Rule 12b-1 fees           charge of up to 5.50% of the offering price,      charge of up to 5.75% of the offering price,
                              which is reduced depending upon the amount        which is reduced or waived for large
                              invested or, in certain circumstances, waived.    purchases and certain types of investors. At
                              Class A shares bought as part of an investment    the time of your purchase, your investment
                              of $1 million or more are not subject to an       firm may receive a commission from Pioneer
                              initial sales charge, but may be charged a        Funds Distributor, Inc. ("PFD"), the Fund's
                              contingent deferred sales charge ("CDSC") of      distributor, of up to 2% declining as the size
                              1.00% if sold within one year of purchase.        of your investment increases.

                              Class A shares pay a shareholder servicing fee    There is no CDSC, except in certain
                              (non 12b-1) of up to 0.25% of average daily net   circumstances when the initial sales charge is
                              assets.                                           waived.

                              AmSouth Strategic Portfolios: Aggressive          Pioneer Ibbotson Aggressive Allocation
                              Growth Portfolio                                  Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Class A shares are subject to distribution and
                                                                                service (12b-1) fees of up to 0.25% of average
                                                                                daily net assets.

Class B sales charges         Class B shares are offered without an initial     Class B shares are offered without an initial
and Rule 12b-1 fees           sales charge, but are subject to a CDSC of up to  sales charge, but are subject to a CDSC of up
                              5%. For Class B shares purchased prior to the     to 2% if you sell your shares. The charge is
                              combination of AmSouth Funds with ISG             reduced over time and is not charged after five
                              Funds, the CDSC on such Class B shares held       years. Your investment firm may receive a
                              continuously declines over six years, starting    commission from PFD, the Fund's distributor,
                              with year one and ending in year seven from:      at the time of your purchase of up to 2%.
                              4%, 3%, 3%, 2%, 2%, 1%. For all other Class
                              B shares held continuously, the CDSC declines     Class B shares are subject to distribution and
                              over six years, starting with year one and        service (12b-1) fees of up to 1% of average
                              ending in year seven from: 5%, 4%, 3%, 3%,        daily net assets.
                              2%, 1%. Eight years after purchase (seven
                              years in the case of shares acquired in the ISG   Class B shares acquired through the
                              combination), Class B shares automatically        Reorganization will be subject to the CDSC
                              convert to Class A shares.                        and commission schedules applicable to the
                                                                                original purchase.
                              Class B shares pay a shareholder servicing fee
                              (non 12b-1) of up to 0.25% of average daily net   Maximum purchase of Class B shares in a
                              assets and a distribution (12b-1) fee of up to    single transaction is $49,999.
                              0.75% of average daily net assets.

                              Maximum investment for all Class B purchases by a shareholder for the Fund's shares is $99,999.

Class I and Class Y           AmSouth Strategic Portfolios: Aggressive          The Fund does not impose any initial,
sales charges and Rule        Growth Portfolio does not impose any initial or   contingent deferred or asset based sales charge
12b-1 fees                    CDSC on Class I shares.                           on Class Y shares.

                              The Fund may impose a shareholder servicing       The distributor incurs the expenses of
                              fee (non 12b-1) of up to 0.15% of average daily   distributing the Fund's Class Y shares, none
                              net assets.                                       of which are reimbursed by the Fund or the
                                                                                Class Y shareowners.

Management and                AmSouth Strategic Portfolios: Aggressive          The management fee payable by Pioneer
other fees                    Growth Portfolio pays an advisory fee on a        Ibbotson Aggressive Allocation Fund is equal
                              monthly basis at an annual rate of 0.20% of the   to 0.13% of average daily net assets
                              Fund's average daily net assets.                  attributable to the Fund's investments in
                                                                                underlying funds managed by Pioneer and
                              ASO Services Company, Inc. ("ASO") serves         cash and 0.17% of average daily net assets
                              as administrator and fund accounting agent for    attributable to other investments, including
                              the Fund. The Fund pays ASO an                    underlying funds that are not managed by
                              administrative services fee of 0.15% of the       Pioneer, with breakpoints at incremental asset
                              Fund's average daily net assets.                  levels. Since Pioneer currently manages all of
                                                                                the underlying funds, the management fee will
                              Other expenses of the Fund are being limited to   initially be 0.13% of average daily net assets.
                              0.36% for Class A shares, 0.35% for Class B
                              shares and 0.31% for Class I shares. Any fee      In addition, the Fund reimburses Pioneer for
                              waiver or expense reimbursement arrangement       certain fund accounting and legal expenses
                              is voluntary and may be discontinued at any       incurred on behalf of the Fund and pays a

                              AmSouth Strategic Portfolios: Aggressive          Pioneer Ibbotson Aggressive Allocation
                              Growth Portfolio                                  Fund
------------------------------------------------------------------------------------------------------------------------------------
                              time. You also indirectly bear a pro rata share   separate shareholder servicing/transfer agency
                              of the fees and expenses of the underlying        fee to PIMSS, an affiliate of Pioneer.
                              funds.
                                                                                Pioneer has contractually agreed not to impose
                              For the fiscal year ended July 31, 2004, the      all or a portion of its fees or to limit other
                              Fund's annual operating expenses for Class A      direct ordinary operating expenses to the
                              shares, after giving effect to the expense        extent required to reduce expenses, other than
                              limitation were 0.56%, and without giving         "Estimated average expense ratio of
                              effect to the expense limitation, were 0.79% of   underlying funds," to 0.85% of the average
                              average daily net assets. As of January 12,       daily net assets attributable to Class A shares
                              2005, estimated total direct and indirect         and 1.64% of average daily net assets
                              expenses were 2.04% of average daily net          attributable to Class B shares. There is no
                              assets.                                           expense limitation with respect to the Class Y
                                                                                shares. This expense limitation is in effect for
                              For the fiscal year ended July 31, 2004, the      Class A shares until December 1, 2008 and in
                              Fund's annual operating expenses for Class B      effect for Class B shares until December 1,
                              shares, after giving effect to the expense        2006. There can be no assurance that Pioneer
                              limitation were 1.30%, and without giving         will extend these expense limitations past such
                              effect to the expense limitation, were 1.53% of   dates. The expense limitation does not limit
                              average daily net assets. As of January 12,       the expenses of the underlying funds
                              2005, estimated total direct and indirect         indirectly incurred by a shareholder.
                              expenses were 2.78% of average daily net
                              assets.                                           Class Y shares of the Pioneer Fund are being
                                                                                offered for the first time in connection with
                              For the fiscal year ended July 31, 2004, the      the Reorganization.
                              Fund's annual operating expenses for Class I
                              shares, after giving effect to the expense
                              limitation were 0.51%, and without giving
                              effect to the expense limitation, were 0.74% of
                              average daily net assets. As of January 12,
                              2005, estimated total direct and indirect
                              expenses were 1.94% of average daily net
                              assets.

Buying shares                 You may buy shares of the Fund directly           You may buy shares from any investment firm
                              through BISYS Fund Services, the Fund's           that has a sales agreement with PFD, the
                              distributor, or through brokers, registered       Pioneer Fund's distributor.
                              investment advisers, banks and other financial
                              institutions that have entered into selling       If the account is established in the
                              agreements with the Fund's distributor, as        shareholder's own name, shareholders may
                              described in the Fund's prospectus.               also purchase additional shares of the Fund by
                                                                                telephone or online.
                              Certain account transactions may be done by
                              telephone.

Exchanging shares             You can exchange your shares in the Fund for      You may exchange your shares for shares of
                              shares of the same class of another AmSouth       the same class of another Pioneer mutual fund.
                              fund, usually without paying additional sales     Your exchange request must be for at least
                              charges. You must meet the minimum                $1,000.
                              investment requirements for the Fund into
                              which you are exchanging. Exchanges from          After you establish an eligible fund account,
                              one fund to another are taxable. Class A shares   you can exchange Fund shares by telephone or
                              may be exchanged for Class I shares of the        online.
                              same Fund or another AmSouth fund if you

                              AmSouth Strategic Portfolios: Aggressive          Pioneer Ibbotson Aggressive Allocation
                              Growth Portfolio                                  Fund
------------------------------------------------------------------------------------------------------------------------------------
                              become eligible to purchase Class I shares.
                              Class I shares may be exchanged for Class A
                              shares of the same fund. No transaction fees are
                              currently charged for exchanges.

                              If you sell your shares or exchange them for shares of another AmSouth fund within 7 days of the date of purchase, you will be charged a 2.00% fee on the current net asset value of the shares sold or exchanged. The fee is paid to the Fund to offset the costs associated with short-term trading, such as portfolio transaction and administrative costs.

                              The Fund uses a "first-in, first-out" method to determine how long you have held your shares.
                              This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                              The fee will be charged on all covered
                              redemptions and exchanges, including those made through retirement plan, brokerage and other types of omnibus accounts (except where it is not practical for the plan administrator or brokerage firm to implement the fee). The Fund will not impose the redemption fee on a redemption or exchange of shares purchased upon the reinvestment of dividend and capital gain distributions.

Selling shares                Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.

                              You may sell your shares by contacting the        Normally, your investment firm will send
                              Fund directly in writing or by telephone or by    your request to sell shares to PIMSS. You can
                              contacting a financial intermediary as described  also sell your shares by contacting the Fund
                              in the Fund's prospectus.                         directly if your account is registered in your
                                                                                name.

                                                                                If the account is established in the
                                                                                shareholder's own name, shareholders may
                                                                                also redeem shares of the Fund by telephone
                                                                                or online.

Comparison of Principal Risks of Investing in the Funds

            Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on an investment in a Fund or a Fund may not perform as well as other investment options.

Fund of funds structure and layering of fees

      Each Fund is structured as a fund of funds. Each Fund's investments are focused in the underlying funds, so the Fund's investment performance is directly related to the performance of the underlying funds. Each Fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the Fund invests. Since the Funds mainly invest in the underlying funds, as opposed to other types of securities, the Funds do not have the same flexibility in their portfolio holdings as many mutual funds. In addition, each Fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in a Fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the Fund and the underlying funds.

      The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the Fund's transactions in shares of the underlying funds.

      Currently, Pioneer manages all of the funds underlying the Pioneer Fund. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.

Equity investments

      Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the Fund will be affected.

      The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

      o The stock market goes down (this risk may be greater in the short term)
      o The fund's equity investments do not have the growth potential or value characteristics originally expected
      o Stocks selected for income do not achieve the same return as securities selected for capital growth
      o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments

      Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

      The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

      o Interest rates go up causing the value of the fund's portfolio to decline
      o The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its credit rating downgraded
      o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
      o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
      o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of smaller companies

      Compared to large companies, small and mid-sized companies, and the market for their equity securities, are likely to:

      o Be more sensitive to changes in the economy, earnings results and investor expectations
      o     Have more limited product lines and capital resources
      o     Experience sharper swings in market values
      o     Be harder to sell at the times and prices Pioneer thinks appropriate
      o     Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers

      Specific risks associated with the real estate industry include:

      o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
      o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
      o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
      o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities

      Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced to the extent the fund invests in issuers in the lesser-developed emerging markets or in one region, such as Europe or the Pacific Rim. These risks may include:

      o Less information about the non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
      o Adverse effect of currency exchange rates or controls on the value of the fund's investments
      o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
      o Economic, political and social developments may adversely affect securities markets
      o     Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

      Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

      o Increased price sensitivity to changing interest rates and deteriorating economic environment
      o     Greater risk of loss due to default or declining credit quality
      o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
      o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Derivatives

      Certain underlying funds may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:

      o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
      o     As a substitute for purchasing or selling securities
      o To increase the fund's return as a non-hedging strategy that may be considered speculative

      Even a small investment in derivatives can have a significant impact on a fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Past Performance

      Set forth below is performance information for AmSouth Strategic
Portfolios: Aggressive Growth Portfolio. The bar charts show how AmSouth Strategic Portfolios: Aggressive Growth Portfolio's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table shows average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar chart gives an indication of the risks of investing in each fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

   AmSouth Strategic Portfolios: Aggressive Growth Portfolio -- Class A Shares
                          Calendar Year Total Returns*

                                   [BAR CHART]

2000            1.50%
2001           -9.40%
2002          -22.32%
2003           28.31%
2004           11.13%

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 15.61% for the quarter ended June 30, 2003, and the lowest quarterly return was -19.18% for the quarter ended September 30, 2002.

          Pioneer Ibbotson Aggressive Allocation Fund -- Class A Shares
                           Calendar Year Total Returns

      Pioneer Ibbotson Growth Allocation Portfolio began investment operations in August 2004. Since the Pioneer Fund has conducted investment operations for less than one calendar year, it may not disclose any performance information in this prospectus. The Fund's performance will vary from year to year. Past performance does not necessarily indicate how a fund will perform in the future. As a shareowner, you may lose or make money on your investment.

            AmSouth Strategic Portfolios: Aggressive Growth Portfolio Average Annual Total Returns (for the periods ending December 31, 2004)

                                                                                                                  Since Inception
                                                                              1 Year             5 Years              (2/1/99)
------------------------------------------------------------------------------------------------------------------------------------
AmSouth Strategic Portfolios: Aggressive Growth Portfolio, Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             5.01%              -0.77%               1.99%
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                             4.96%              -1.62%               1.77%
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                     3.25%              -0.97%               1.38%
------------------------------------------------------------------------------------------------------------------------------------
AmSouth Strategic Portfolios: Aggressive Growth Portfolio, Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                             5.37%              -0.74%               2.00%
------------------------------------------------------------------------------------------------------------------------------------
AmSouth Strategic Portfolios: Aggressive Growth Portfolio, Class I Shares
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                  Since Inception
                                                                              1 Year             5 Years              (2/1/99)
------------------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                            11.14%               0.40%               2.93%
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                            11.08%              -0.47%               2.08%
------------------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                     7.24%               0.01%               2.17%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(1)                                                               10.87%              -2.30%               0.66%
(reflects no deduction for fees, expenses or taxes)
------------------------------------------------------------------------------------------------------------------------------------

(1) The S&P 500, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

The table above shows the impact of taxes on AmSouth Strategic Portfolios:
Aggressive Growth Portfolio's returns. After-tax returns are only shown for Class A shares and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Funds' Fees and Expenses

      Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Strategic Portfolios:
Aggressive Growth Portfolio, the expenses of AmSouth Strategic Portfolios:
Aggressive Growth Portfolio for the period ended January 31, 2005 and (ii) for Pioneer Ibbotson Aggressive Allocation Fund, the estimated expenses for the period ended January 31, 2005. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Fund assuming the Reorganization occurred on January 31, 2005.

                     AmSouth                                      AmSouth                                 AmSouth
   Shareholder      Strategic      Pioneer                       Strategic    Pioneer                    Strategic
 transaction fees  Portfolios:    Ibbotson                      Portfolios:   Ibbotson                  Portfolios:
  (paid directly    Aggressive   Aggressive                     Aggressive   Aggressive   Combined      Aggressive
    from your         Growth     Allocation    Combined Fund      Growth     Allocation   Fund (Pro       Growth      Combined Fund
   investment)     Portfolio(1)     Fund        (Pro Forma)      Portfolio      Fund       Forma)        Portfolio     (Pro Forma)
------------------------------------------------------------------------------------------------------------------------------------
                     Class A       Class A        Class A         Class B     Class B      Class B        Class I       Class Y(7)
------------------------------------------------------------------------------------------------------------------------------------
Maximum sales        5.50%(2)       5.75%          5.75%           None         None        None           None            None
charge (load)
when you buy
shares as a
percentage of
offering price
------------------------------------------------------------------------------------------------------------------------------------
Maximum                None         None            None          5.00%(3)     4.00%        4.00%          None            None
deferred sales
charge (load) as
a percentage of
purchase price
or the amount
you receive
when you sell
shares,
whichever is
less
------------------------------------------------------------------------------------------------------------------------------------
Redemption           2.00%(4)       None            None          2.00%(4)      None        None          2.00%(4)         None
fees

                     AmSouth                                      AmSouth                                 AmSouth
   Shareholder      Strategic      Pioneer                       Strategic    Pioneer                    Strategic
 transaction fees  Portfolios:    Ibbotson                      Portfolios:   Ibbotson                  Portfolios:
  (paid directly    Aggressive   Aggressive                     Aggressive   Aggressive   Combined      Aggressive
    from your         Growth     Allocation    Combined Fund      Growth     Allocation   Fund (Pro       Growth      Combined Fund
   investment)     Portfolio(1)     Fund        (Pro Forma)      Portfolio      Fund       Forma)        Portfolio     (Pro Forma)
------------------------------------------------------------------------------------------------------------------------------------
                     Class A       Class A        Class A         Class B     Class B      Class B        Class I       Class Y(7)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Annual fund
operating
expenses
(deducted
from fund
assets) (as a %
of average net
assets)
------------------------------------------------------------------------------------------------------------------------------------
Management           0.20%          0.17%          0.17%          0.20%        0.17%        0.17%         0.20%           0.17%
fee
------------------------------------------------------------------------------------------------------------------------------------
Distribution          None          0.25%          0.25%          0.75%        1.00%        1.00%          None            None
and service
(12b-1) fee
------------------------------------------------------------------------------------------------------------------------------------
Other expenses(5)    0.71%          0.78%          0.75%          0.68%        0.92%        1.08%         0.59%           0.59%
------------------------------------------------------------------------------------------------------------------------------------
Estimated            1.62%          0.81%          0.81%          2.37%        0.81%        0.81%         1.57%           0.81%
indirect
expenses
------------------------------------------------------------------------------------------------------------------------------------
Total fund
operating            2.53%          2.01%(6)       1.98%          4.00%        2.90%(6)     3.06%         2.36%           1.57%
expenses
------------------------------------------------------------------------------------------------------------------------------------
Expense               0.35%         0.27%          0.24%          0.38%        0.27%        0.42%         0.31%           N/A
reimbursement/
reduction
------------------------------------------------------------------------------------------------------------------------------------
Net fund              2.18%         1.74%          1.74%          3.62%        2.63%        2.64%         2.05%           1.57%
operating
expenses
------------------------------------------------------------------------------------------------------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Approximately eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses for your AmSouth Fund are being limited to 0.36% for Class A shares, 0.36% for Class B shares and 0.31% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time. Pioneer has contractually agreed not to impose all or a portion of its fees or to limit other direct ordinary operating expenses to the extent required to reduce expenses, other than "Estimated average expense ratio of underlying funds," to 0.85% of the average daily net assets attributable to Class A shares and 1.64% of average daily net assets attributable to Class B shares. This expense limitation is in effect for Class A shares until December 1, 2008 and in effect for Class B until December 1, 2006. There can be no assurance that Pioneer will extend these expense limitations past such dates. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(7) Class Y shares of the Pioneer Fund are being offered for the first time in connection with the Reorganization.

The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

-----------------------------------------------------------------------------------------------------
 Number of years you  AmSouth Strategic Portfolios:  Pioneer Ibbotson Aggressive        Combined Fund
   own your shares     Aggressive Growth Portfolio         Allocation Fund               (Pro Forma)
-----------------------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------------------
Year 1                           $  758                         $  742                     $  742
-----------------------------------------------------------------------------------------------------
Year 3                           $1,192                         $1,145                     $1,091
-----------------------------------------------------------------------------------------------------
Year 5                           $1,650                          N/A                       $1,515
-----------------------------------------------------------------------------------------------------
Year 10                          $2,916                          N/A                       $2,691
-----------------------------------------------------------------------------------------------------
Class B --- assuming redemption at end of period
-----------------------------------------------------------------------------------------------------
Year 1                           $  798                         $  666                     $  667
-----------------------------------------------------------------------------------------------------
Year 3                           $1,213                         $1,172                     $1,206
-----------------------------------------------------------------------------------------------------
Year 5                           $1,752                          N/A                       $1,669
-----------------------------------------------------------------------------------------------------
Year 10                          $3,087                          N/A                       $3,092
-----------------------------------------------------------------------------------------------------
Class B --- assuming no redemption
-----------------------------------------------------------------------------------------------------
Year 1                           $  298                         $  266                     $  267
-----------------------------------------------------------------------------------------------------
Year 3                           $  913                         $  872                     $  906
-----------------------------------------------------------------------------------------------------
Year 5                           $1,552                          N/A                       $1,569
-----------------------------------------------------------------------------------------------------
Year 10                          $3,087                          N/A                       $3,092
-----------------------------------------------------------------------------------------------------
                                 Class I                                    Class Y
-----------------------------------------------------------------------------------------------------
Year 1                           $  211                          N/A                       $  160
-----------------------------------------------------------------------------------------------------
Year 3                           $  652                          N/A                       $  496
-----------------------------------------------------------------------------------------------------
Year 5                           $1,119                          N/A                       $  855
-----------------------------------------------------------------------------------------------------
Year 10                          $2,410                          N/A                       $1,867
-----------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

      The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Strategic Portfolios: Aggressive Growth Portfolio. The Trustees considered the following matters, among others, in approving the proposal.

      First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

      Second, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $15.7 billion in fixed income securities. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges.

      Third, Pioneer Ibbotson Aggressive Allocation Fund's management fee (0.17% of average daily net assets) is lower than the advisory fee of your Fund (0.20% of average daily net assets). Both the historical and estimated pro forma expenses of the Pioneer Fund, after giving effect to the Reorganization, on a gross and net basis are lower than your Fund's gross and net operating expenses. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by both the Class A and Class B shares of Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduce per share expenses.

      Fourth, because of Pioneer distribution arrangements, Pioneer Fund has greater potential to further increase the assets compared to your Fund. Further assets growth is anticipated to further reduce the combined Fund's gross operating expenses per share.

      Fifth, the Class A, B and Y shares of the Pioneer Fund received in the Reorganization will provide AmSouth Fund shareholders with exposure to a similar investment product as they currently have. The Trustees also noted that the allocation decisions are made by Ibbotson, a leading asset allocation adviser, and that the Pioneer Fund intends, as soon as permitted by the SEC, to include unaffiliated mutual funds as underlying funds.

      Sixth, The transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

      Pioneer and AmSouth Bank will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of AmSouth Fund in connection with the Reorganization.

      The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

      The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

      The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

                                                            AmSouth Strategic                       Pioneer Ibbotson
                                                               Portfolios:       Pioneer Ibbotson       Aggressive
                                                            Aggressive Growth       Aggressive       Allocation Fund
                                                             Portfolio Fund       Allocation Fund      (Pro Forma)
                                                              May 31, 2005         May 31, 2005        May 31, 2005
--------------------------------------------------------   ------------------   -----------------   ----------------
Total Net Assets (in thousands)                               $   53,136            $   24,987          $    78,123
     Class A shares ...................................       $   22,953            $   14,975          $    37,928
     Class B shares ...................................       $   15,156            $    4,269          $    19,425
     Class I/Y shares .................................       $   15,028                 N/A            $    15,028
Net Asset Value Per Share
     Class A shares ...................................       $     9.60            $    11.21          $     11.21
     Class B shares ...................................       $     9.19            $    10.82          $     10.82
     Class I shares ...................................       $     9.60                 N/A            $     11.21
Shares Outstanding
     Class A shares ...................................        2,391,779             1,335,779            3,383,164
     Class B shares ...................................        1,649,291               394,722            1,795,948
     Class I/Y shares .................................        1,565,894                 N/A              1,340,485

      It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

      For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

      The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                                                                      Appendix A

Information about the underlying funds

The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the funds intend to invest may change from time to time and the funds may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and SAI for each underlying fund is available on the SEC's website as well as on our website at www.pioneerfunds.com.

Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

The underlying funds that invest primarily in equity securities are:

Pioneer Fund

Investment objective

Reasonable income and capital growth.

Principal investment strategies

The fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

Pioneer

Pioneer Research Fund

Investment objective

Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as preferred stocks, depositary receipts, rights and warrants.

Investment Adviser

Pioneer

Pioneer Growth Leaders Fund

Investment objective

Long term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in common and preferred stocks and securities convertible into stocks. Securities convertible into stocks include depositary receipts on stocks, convertible debt securities, warrants and rights. The fund offers a broad investment program for the equity portion of an investor's portfolio, with an emphasis on mid and large capitalization issuers traded in the U.S. However, the fund may invest in issuers of any capitalization.

Investment Adviser

Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Strategic Growth Fund

Investment objective

Long term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of U.S. issuers. The fund invests primarily in securities, traded in the U.S., of issuers that the subadviser believes have substantial international activities. In evaluating whether an issuer has substantial international activities, the subadviser considers the degree to which the issuer has non-U.S. reported sales and revenues, operating earnings or tangible assets. The fund may invest up to 20% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.

Investment Adviser

Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Oak Ridge Large Cap Growth Fund

Investment objective

Capital appreciation.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization U.S. companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher that $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer AmPac Growth Fund

Investment objective

Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:

      o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)

      o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.

The fund also may invest up to 30% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.

Investment Adviser

Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Value Fund

Investment objective

Reasonable income and capital growth.

Principal investment strategies

The fund seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

Pioneer

Pioneer Mid Cap Growth Fund

Investment objective

Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is, companies with market values within the range of market values of issuers included in the Russell Midcap Growth Index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser

Pioneer

Pioneer Cullen Value Fund

Investment objective

Capital appreciation. Current income is a secondary objective.

Principal investment strategies

The fund invests primarily in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging market issuers. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Investment Adviser

Pioneer

Pioneer Mid Cap Value Fund

Investment objective

Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The fund focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

Pioneer

Pioneer Small and Mid Cap Growth Fund

Investment objective

Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P Mid Cap 400 Index. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in an index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Oak Ridge Small Cap Growth Fund

Investment objective

Capital appreciation.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization U.S. companies with market capitalizations of $2 billion or less. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. Small capitalization companies have market capitalizations at the time of acquisition of $2 billion or less. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer Small Cap Value Fund

Investment objective

Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the fund's portfolio so that, under normal circumstances, the capitalization range of the fund's portfolio is consistent with the inclusion of the fund in the Lipper Small-Cap category. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser

Pioneer

Pioneer International Equity Fund

Investment objective

Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. The fund focuses on securities of issuers located in countries with developed markets (other than the United States) but may allocate up to 10% of its assets in countries with emerging economies or securities markets. Developed markets outside the United States generally include, but are not limited to, the countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index. The fund's assets must be allocated to securities of issuers located in at least three non-U.S. countries. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser

Pioneer

Pioneer International Value Fund

Investment objective

Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the fund's assets in such countries or currencies will subject the fund to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

The fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred shares. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser

Pioneer

Pioneer Europe Select Fund

Investment objective

Capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of European issuers. The fund's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The fund generally focuses on mid- and large-capitalization European issuers. Equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in connection with its investments.

Investment Adviser

Pioneer

Pioneer Emerging Markets Fund

Investment objective

Long-term growth of capital.

Principal investment strategies

The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers (i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers).

Investment Adviser

Pioneer

Pioneer Real Estate Shares

Investment objective

Long-term growth of capital. Current income is a secondary objective.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as warrants, rights, interests in REITs and preferred stocks.

Investment Adviser

Pioneer (adviser); AEW Management and Advisors, L.P. (subadviser)

The underlying funds that invest primarily in debt securities are:

Pioneer Bond Fund

Investment objective

To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the fund's portfolio.

Principal investment strategies

The fund invests primarily in:

      o Debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

      o Debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,

      o Cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

Normally, the fund invests at least 80% of its total assets in these securities. In addition, the fund may invest up to 20% of its total assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Investment Adviser

Pioneer

Pioneer High Yield Fund

Investment objective

Maximize total return through a combination of income and capital appreciation.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Investment Adviser

Pioneer

Pioneer Short Term Income Fund

Investment objective

A high level of current income to the extent consistent with a relatively high level of stability of principal.

Principal investment strategies

The fund invests primarily in:

      o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

      o Debt securities, including convertible debt, of corporate and other issuers and commercial paper

      o     Mortgage-backed and asset-backed securities

      o     Short-term money market instruments

Normally, at least 80% of the fund's net assets are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. Cash and cash equivalents may include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Investment Adviser

Pioneer

Pioneer Cash Reserves Fund

Investment objective

High current income, preservation of capital and liquidity through investments in high-quality short-term securities.

Principal investment strategies

The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:

      o     U.S. and foreign banks

      o     U.S. and foreign corporate issuers

      o     The U.S. government and its agencies and instrumentalities

      o     Foreign governments

      o     Multinational organizations such as the World Bank

The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.

Investment Adviser

Pioneer

Pioneer Strategic Income Fund

Investment objective

A high level of current income.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer Investment Management, Inc., the fund's investment adviser, allocates the fund's investments among the following three segments of the debt markets:

      o Below investment grade (high yield) securities of U.S. and non-U.S. issuers

      o     Investment grade securities of U.S. issuers

      o     Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends. The fund invests primarily in:

      o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities

      o Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt

      o     Mortgage-backed and asset-backed securities

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.

Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.

Depending upon Pioneer's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

Investment Adviser

Pioneer

               AmSouth Strategic Portfolios: Growth Portfolio and
                     Pioneer Ibbotson Growth Allocation Fund

                                  PROPOSAL 1(k)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

      The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

      Each Fund is structured as a "fund of funds," which means all of its assets are invested in other mutual funds ("underlying funds"). Your Fund invests only in other AmSouth funds. Currently, the Pioneer Fund only invests in other Pioneer Funds but is seeking an exemptive order from the Securities and Exchange Commission that would permit the Pioneer Fund to invest, in addition, in mutual funds that are not managed by Pioneer. To the extent Pioneer receives an order from the Securities and Exchange Commission that permits Pioneer to invest in such other non-Pioneer underlying funds, Pioneer and the Pioneer Fund intend to rely on such order, subject to any applicable conditions of the order. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

     Comparison of AmSouth Strategic Portfolios: Growth Portfolio to Pioneer
                         Ibbotson Growth Allocation Fund

                             AmSouth Strategic Portfolios: Growth Portfolio    Pioneer Ibbotson Growth Allocation Fund
-------------------------------------------------------------------------------------------------------------------------------
Business                     A diversified series of AmSouth Funds, an         A series of Pioneer Ibbotson Asset Allocation
                             open-end management investment company            Series, a diversified open-end management
                             organized as a Massachusetts business trust.      investment company organized as a Delaware
                                                                               statutory trust.

Net assets as of March 31,   $64.9 million                                     $32.8 million
2005

Investment advisers          Investment Adviser:                               Investment Adviser:
and portfolio                AAMI                                              Pioneer
managers
                             Portfolio Manager:                                Investment Subadviser:
                             Day-to-day management of the AmSouth Strategic    Ibbotson Associates Advisors, LLC ("Ibbotson")
                             Portfolios: Growth Portfolio is the
                             responsibility of the AmSouth Strategy            Portfolio Managers:
                             Committee, and no person is primarily             Day-to-day management of Pioneer Ibbotson
                             responsible for making recommendations to the     Growth Allocation Fund is the responsibility
                             Committee. The Committee members consist of       of portfolio managers and members of
                             John Boston, CFA, Fred Crown, CFA, Paige B.       Ibbotson's Investment Committee headed by
                             Daniel, David M. Dasari, CFA, Joseph T.           Roger Ibbotson. Roger Ibbotson founded
                             Keating, Ronald E. Lindquist, John Mark           Ibbotson in 1977 and is the firm's Chairman.
                             McKenzie, Matt Smith, CFA, Brian B. Sullivan,     Peng Chen, Ph.D., managing director and chief
                             CFA, Doug S. Williams and Jason Waters.           investment officer at Ibbotson, conducts
                                                                               research projects on asset allocation,
                             Mr. Boston is Chief Fixed Income Officer for      portfolio risk measurement, nontraditional
                             AAMI. He began his career in investment           assets, and global financial markets. Dr. Chen
                             management with AmSouth Bank in 1987 and has      joined Ibbotson in 1997. Michael E. Annin,
                             been associated with AAMI since 1996. Mr.         managing director, manages the investment
                             Boston received his CFA charter in 1993 and is    management services and data products group
                             an active member and past president of the        for Ibbotson. Scott Wentsel, senior portfolio
                             Alabama Society of Financial Analysts. He         manager, is responsible for management of

                             AmSouth Strategic Portfolios: Growth Portfolio    Pioneer Ibbotson Growth Allocation Fund
-------------------------------------------------------------------------------------------------------------------------------
                             also serves as the portfolio manager for the      the firm's fund-of-funds business which includes
                             AmSouth High Quality Bond Fund. Mr. Boston is     oversight of its investment management staff
                             a Senior Vice President of AmSouth Bank and       and process. Alexander E. Kaye, portfolio
                             Vice President of AAMI.                           manager, is responsible for managing the
                                                                               delivery of fund-of-funds programs for
                             Mr. Crown has been employed with AmSouth Bank     institutional and retail clients, which
                             since 1982 and AAMI since 2001. He was an         includes asset allocation modeling, portfolio
                             Institutional Fund Manager with AAMI              construction, fund classification and manager
                             (2001-2003) and has been a Regional Manager       due diligence. Brian Huckstep, portfolio
                             since 2003. Mr. Crown is a Senior Vice            manager, is responsible for managing the
                             President of AmSouth Bank.                        delivery of fund-of-funds programs for
                                                                               institutional and retail clients, which
                             Ms. Daniel has been employed with AmSouth Bank    includes asset allocation modeling, portfolio
                             since 1999. She has been employed by AAMI as      construction, fund classification, and manager
                             the Director of Alternative Strategies since      due diligence.
                             2003. She is an Assistant Vice President with
                             AmSouth Bank.

                             Mr. Dasari has been employed with AmSouth Bank since 2002 and AAMI since 2003. He is Director of Individual Security Management for AAMI.
                             Prior to joining AmSouth Bank, he was
                             Assistant Vice President at Fifth Third Bank.
                             Mr. Dasari is a Vice President of AmSouth Bank.

                             Mr. Keating has been employed with AmSouth
                             Bank since 2001 and AAMI since 2002. He is the Chairman and Chief Investment Officer of AAMI.
                             Prior to 2001, he was employed as the Chief
                             Market Strategist and Chief Fixed Income
                             Officer of Fifth Third Bank. Mr. Keating is an
                             Executive Vice-President of AmSouth Bank.

                             Mr. Lindquist has been employed with AAMI since December 1999. Prior to December 1999,
                             Mr. Lindquist was employed by First American
                             National Bank (since May 1998), and by Deposit
                             Guaranty National Bank, and Commercial
                             National Bank (since 1978). First American
                             National Bank, Deposit Guaranty National Bank and Commercial National Bank are predecessors of AmSouth Bank and affiliates of AAMI. He also serves as the portfolio manager for the AmSouth Large Cap Fund. Mr. Lindquist is a
                             Senior Vice President of AmSouth Bank and Vice
                             President of AAMI.

                             Mr. McKenzie has been involved in investment management since 1981, with portfolio management expertise in both equity and fixed income securities. Mr. McKenzie co-managed

                             AmSouth Strategic Portfolios: Growth Portfolio    Pioneer Ibbotson Growth Allocation Fund
-------------------------------------------------------------------------------------------------------------------------------
                             the AmSouth Government Income Fund from 1999 to
                             2002 and managed it from 2003 to 2004. Mr.
                             McKenzie has been associated with the Trust
                             Investment Department of AmSouth Bank, and
                             banks acquired by AmSouth Bank, since 1984 and
                             joined AAMI in 2003. Mr. McKenzie is a Senior
                             Vice President of AmSouth Bank and Vice
                             President of AAMI.

                             Mr. Smith has been employed with AmSouth Bank since 1988. He has been employed by AAMI as a Regional Manager since 2004. He is a Senior
                             Vice President with AmSouth Bank.

                             Mr. Sullivan has been an officer of AAMI since
                             1996 and joined AmSouth Bank in 1984. Prior to serving as Director of Fixed Income for AmSouth Bank's Trust Department, Mr. Sullivan managed equity portfolios and held the position of equity research coordinator for AmSouth Bank's Trust Department. Mr. Sullivan is a Senior Vice President of AmSouth Bank and
                             Vice President of AAMI.

                             Mr. Waters has been employed with AmSouth Bank since 1999. He has been employed as an Institutional Portfolio Manager with AAMI since 2001. Mr. Williams is a Senior Vice
                             President of AmSouth Bank.

                             Mr. Williams has been employed with AmSouth
                             Bank since 2002. He has been employed as a Regional Manager with AAMI since 2004. Prior to 2002, Mr. Williams was a Director of Portfolio Management with Fifth Third Bank
                             (1988-2002). Mr. Williams is a Senior Vice
                             President of AmSouth Bank.

Investment objective         AmSouth Strategic Portfolios: Growth Portfolio    Pioneer Ibbotson Growth Allocation Fund seeks
                             seeks to provide investors with long term         long-term capital growth and income.
                             capital growth.

Primary investments          Each Fund allocates its investments among underlying funds within pre-determined strategy ranges.

                             AmSouth Strategic Portfolios: Growth Portfolio    Pioneer Ibbotson Growth Allocation Fund
-------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Strategic Portfolios: Growth Portfolio:
                             AmSouth Strategic Portfolios: Growth Portfolio allocates its assets among the following underlying funds within the ranges set forth below based upon AAMI's outlook for the economy, financial markets and relative market valuations of the underlying AmSouth Funds.

                             Underlying Fund                    Allocation Range
                             AmSouth Value Fund                       0-15%
                             AmSouth Select Equity Fund               0-15%
                             AmSouth Enhanced Market Fund             0-20%
                             AmSouth Large Cap Fund                   0-15%
                             AmSouth Capital Growth Fund              0-15%
                             AmSouth Mid Cap Fund                     0-15%
                             AmSouth Small Cap Fund                   0-15%
                             AmSouth International Equity Fund        0-15%
                             AmSouth Government Income Fund           0-15%
                             AmSouth High Quality Bond Fund           0-45%
                             AmSouth Limited Term Bond Fund           0-15%
                             AmSouth Prime Money Market Fund           0-5%

                             The selection of the underlying funds and their ranges are not fundamental and may be changed without the prior approval of AmSouth Strategic Portfolios: Growth Portfolio's shareholders.

                             AmSouth Strategic Portfolios: Growth Portfolio    Pioneer Ibbotson Growth Allocation Fund
-------------------------------------------------------------------------------------------------------------------------------
                             Pioneer Ibbotson Growth Allocation Fund:

                             Because this is a moderate growth allocation fund, Pioneer Ibbotson Growth Allocation Fund's assets will be invested in equity and bond funds, although a small portion of its assets will be invested in cash, cash equivalents, or in money market funds. Under normal circumstances, Pioneer Ibbotson Growth
                             Allocation Fund initially expects to invest its assets among asset classes in the following ranges:

                             Short-Term
                             Investments  Equity Fund  Fixed Income Fund
                             Allocation    Allocation     Allocation
                             -----------  -----------  -----------------
                                 0-5%         70-80%        20-30%
                             --------------------------------------------
                             Based upon the analysis described under "Asset allocation process," the Fund initially expects to invest its assets in underlying mutual funds within the following ranges:

                                                                               Percentage of
                                                                                   Fund
                             Fund Name                                           Holdings
                             ---------------------------------------------------------------
                             Pioneer Fund                                          0-25%
                             ---------------------------------------------------------------
                             Pioneer Research Fund                                 0-25%
                             ---------------------------------------------------------------
                             Pioneer Growth Leaders Fund (formerly Pioneer
                                Papp Stock Fund)                                   0-25%
                             ---------------------------------------------------------------
                             Pioneer Strategic Growth Fund (formerly Pioneer
                                Papp Strategic Growth Fund)                        0-25%
                             ---------------------------------------------------------------
                             Pioneer Oak Ridge Large Cap Growth Fund               0-25%
                             ---------------------------------------------------------------
                             Pioneer AmPac Growth Fund (formerly Pioneer Papp
                                America-Pacific Rim Fund)                          0-25%
                             ---------------------------------------------------------------
                             Pioneer Value Fund                                    0-25%
                             ---------------------------------------------------------------
                             Pioneer Mid Cap Growth Fund                           0-25%
                             ---------------------------------------------------------------
                             Pioneer Mid Cap Value Fund                            0-25%
                             ---------------------------------------------------------------
                             Pioneer Small and Mid Cap Growth Fund
                                (formerly Pioneer Papp Small and Mid Cap
                                Growth Fund)                                       0-25%
                             ---------------------------------------------------------------
                             Pioneer Oak Ridge Small Cap Growth Fund               0-25%
                             ---------------------------------------------------------------
                             Pioneer Small Cap Value Fund                          0-25%
                             ---------------------------------------------------------------
                             Pioneer International Equity Fund                     0-25%
                             ---------------------------------------------------------------
                             Pioneer International Value Fund                      0-25%
                             ---------------------------------------------------------------
                             Pioneer Europe Select Fund                            0-25%
                             ---------------------------------------------------------------
                             Pioneer Emerging Markets Fund                         0-20%
                             ---------------------------------------------------------------
                             Pioneer Real Estate Shares                            0-20%
                             ---------------------------------------------------------------
                             Pioneer High Yield Fund                               0-20%
                             ---------------------------------------------------------------
                             Pioneer Bond Fund                                     0-25%
                             ---------------------------------------------------------------
                             Pioneer Strategic Income Fund                         0-25%
                             ---------------------------------------------------------------
                             Pioneer Short Term Income Fund                        0-20%
                             ---------------------------------------------------------------
                             Pioneer Cash Reserves Fund                            0-20%
                             ---------------------------------------------------------------

                             The Pioneer Fund may change its target allocation to each asset class, the underlying fund in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders. Certain of the Pioneer Funds into which the AmSouth Funds are being reorganized are not currently included in the above list of funds underlying the Pioneer Fund. Pioneer and Ibbotson may determine to include such additional Pioneer Funds in the list of permitted investments for the Pioneer Fund into which your Fund is being reorganized. Alternatively, Pioneer and Ibbotson may determine to hold those additional Pioneer Funds temporarily until the Pioneer Fund's portfolio is rebalanced.

                             Appendix A contains a summary description of each of the underlying Pioneer funds.

                             AmSouth Strategic Portfolios: Growth Portfolio    Pioneer Ibbotson Growth Allocation Fund
-----------------------------------------------------------------------------------------------------------------------------
                             Normally, the Fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the Fund may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the Fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The
                             Fund intends to adopt a defensive strategy when Pioneer or Ibbotson believes securities in which the Fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Borrowing                    AmSouth Strategic Portfolios: Growth Portfolio    Pioneer Ibbotson Growth Allocation Fund may
                             may not borrow money or issue senior              not borrow money, except on a temporary basis
                             securities, except that the Fund may borrow       and to the extent permitted by applicable law,
                             from banks or enter into reverse repurchase       the Fund may: (a) borrow from banks or through
                             agreements for temporary emergency purposes in    reverse repurchase agreements in an amount up
                             amounts up to 33 1/3% of the value of its         to 33 1/3% of the Fund's total assets
                             total assets at the time of such borrowing.       (including the amount borrowed); (b) borrow up
                             AmSouth Strategic Portfolios: Growth Portfolio    to an additional 5% of the Fund's assets for
                             will not purchase securities while borrowings     temporary purposes; (c) obtain such short-term
                             (including reverse repurchase agreements) in      credits as are necessary for the clearance of
                             excess of 5% of its total assets are              portfolio transactions; (d) purchase
                             outstanding. In addition, AmSouth Strategic       securities on margin; and (e) engage in
                             Portfolios: Growth Portfolio is permitted to      transactions in mortgage dollar rolls that are
                             participate in a credit facility whereby the      accounted for as financings.
                             Fund may directly lend to and borrow money
                             from another AmSouth Fund for temporary
                             purposes, provided that the loans are made in
                             accordance with an order of exemption from the
                             SEC and any conditions thereto.

Other investment policies    As described above, the Funds have substantially similar principal investment strategies and
policies and                 policies. Certain of the non-principal investment policies and restrictions are different. For
restrictions                 a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

                                                Buying, Selling and Exchanging Shares

Class A sales charges and    Class A shares are offered with an initial        Class A shares are offered with an initial
Rule 12b-1 fees              sales charge of up to 5.50% of the offering       sales charge of up to 5.75% of the offering
                             price, which is reduced depending upon the        price, which is reduced or waived for large
                             amount invested or, in certain circumstances,     purchases and certain types of investors. At
                             waived. Class A shares bought as part of an       the time of your purchase, your investment
                             investment of $1 million or more are not          firm may receive a commission from Pioneer
                             subject to an initial sales charge, but may be    Funds Distributor, Inc. ("PFD"), the Fund's
                             charged a contingent deferred sales charge        distributor, of up to 2% declining as the size
                             ("CDSC") of 1.00% if sold within one year of      of your investment increases.
                             purchase.
                                                                               There is no CDSC, except in certain
                             Class A shares pay a shareholder servicing fee    circumstances when the initial sales charge is
                             (non 12b-1) of up to 0.25% of average daily       waived.
                             net assets.
                                                                               Class A shares are subject to distribution and

                             AmSouth Strategic Portfolios: Growth Portfolio    Pioneer Ibbotson Growth Allocation Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                               service (12b-1) fees of up to 0.25% of average
                                                                               daily net assets.

Class B sales charges        Class B shares are offered without an initial     Class B shares are offered without an initial
and Rule 12b-1 fees          sales charge, but are subject to a CDSC of up     sales charge, but are subject to CDSC of up to
                             to 5%. For Class B shares purchased prior to      2% if you sell your shares. The charge is
                             the combination of AmSouth Funds with ISG         reduced over time and is not charged after
                             Funds, the CDSC on such Class B shares held       five years. Your investment firm may receive a
                             continuously declines over six years, starting    commission from PFD, the Fund's distributor,
                             with year one and ending in year seven from:      at the time of your purchase of up to 2%.
                             4%, 3%, 3%, 2%, 2%, 1%. For all other Class B
                             shares held continuously, the CDSC declines       Class B shares are subject to distribution and
                             over six years, starting with year one and        service (12b-1) fees of up to 1% of average
                             ending in year seven from: 5%, 4%, 3%, 3%, 2%,    daily net assets.
                             1%. Eight years after purchase (seven years in
                             the case of shares acquired in the ISG            Class B shares acquired through the
                             combination), Class B shares automatically        Reorganization will be subject to the CDSC and
                             convert to Class A shares.                        commission schedules applicable to the
                                                                               original purchase.
                             Class B shares pay a shareholder servicing fee
                             (non 12b-1) of up to 0.25% of average daily       Maximum purchase of Class B shares in a single
                             net assets and a distribution (12b-1) fee of      transaction is $49,999.
                             up to 0.75% of average daily net assets.

                             Maximum investment for all Class B purchases by a shareholder for the Fund's shares is $99,999.

Class I and Class Y sales    AmSouth Strategic Portfolios: Growth Portfolio    The Fund does not impose any initial,
sales charges and Rule       does not impose any initial or CDSC on Class I    contingent deferred or asset based sales
12b-1 fees                   shares.                                           charge on Class Y shares.

                             The Fund may impose a shareholder servicing       The distributor incurs the expenses of
                             fee (non 12b-1) of up to 0.15% of average         distributing the Fund's Class Y shares, none
                             daily net assets.                                 of which are reimbursed by the Fund or the
                                                                               Class Y shareowners.

Management and               AmSouth Strategic Portfolios: Growth Portfolio    The management fee payable by Pioneer Ibbotson
other fees                   pays an advisory fee on a monthly basis at an     Growth Allocation Fund is equal to 0.13% of
                             annual rate of 0.20% of the Fund's average        average daily net assets attributable to the
                             daily net assets.                                 Fund's investments in underlying funds managed
                                                                               by Pioneer and cash and 0.17% of average daily
                             ASO Services Company, Inc. ("ASO") serves as      net assets attributable to other investments,
                             administrator and fund accounting agent for       including underlying funds that are not
                             the Fund. The Fund pays ASO an administrative     managed by Pioneer, with breakpoints at
                             services fee of 0.15% of the Fund's average       incremental asset levels. Since currently all
                             daily net assets.                                 of the underlying funds are managed by
                                                                               Pioneer, the management fee will initially be
                             Other expenses of the Fund are being limited      0.13% of average daily net assets.
                             to 0.30% for Class A shares, 0.29% for Class B
                             shares and 0.25 % for Class I shares. Any fee     In addition, the Fund reimburses Pioneer for
                             waiver or expense reimbursement arrangement is    certain fund accounting and legal expenses
                             voluntary and may be discontinued at any time.    incurred on behalf of the Fund and pays a
                             You also indirectly bear a pro rata share         separate shareholder servicing/transfer agency

                             AmSouth Strategic Portfolios: Growth Portfolio    Pioneer Ibbotson Growth Allocation Fund
------------------------------------------------------------------------------------------------------------------------------
                             of the fees and expenses of the underlying        fee to PIMSS, an affiliate of Pioneer.
                             funds.
                                                                               Pioneer has contractually agreed not to impose
                             For the fiscal year ended July 31, 2004, the      all or a portion of its fees or to limit other
                             Fund's annual operating expenses for Class A      direct ordinary operating expenses to the
                             shares, after giving effect to the expense        extent required to reduce expenses, other than
                             limitation were 0.50%, and without giving         "Estimated average expense ratio of underlying
                             effect to the expense limitation, were 0.73%      funds," to 0.79% of the average daily net
                             of average daily net assets. As of January 12,    assets attributable to Class A shares and
                             2005, estimated total direct and indirect         1.57% of average daily net assets attributable
                             expenses were 1.92% of average daily net          to Class B shares. There is no expense
                             assets.                                           limitation with respect to the Class Y shares.
                                                                               This expense limitation is in effect for Class
                             For the fiscal year ended July 31, 2004, the      A shares until December 1, 2008 and in effect
                             Fund's annual operating expenses for Class B      for Class B shares until December 1, 2006.
                             shares, after giving effect to the expense        There can be no assurance that Pioneer will
                             limitation were 1.24%, and without giving         extend these expense limitations past such
                             effect to the expense limitation, were 1.47%      dates. The expense limitation does not limit
                             of average daily net assets. As of January 12,    the expenses of the underlying funds
                             2005, estimated total direct and indirect         indirectly incurred by a shareholder.
                             expenses were 2.66% of average daily net
                             assets.                                           Class Y shares of the Pioneer Fund are being
                                                                               offered for the first time in connection with
                             For the fiscal year ended July 31, 2004, the      the Reorganization.
                             Fund's annual operating expenses for Class I
                             shares, after giving effect to the expense
                             limitation were 0.45%, and without giving
                             effect to the expense limitation, were 0.68%
                             of average daily net assets. As of January 12,
                             2005, estimated total direct and indirect
                             expenses were 1.82% of average daily net
                             assets.

Buying shares                You may buy shares of the Fund directly           You may buy shares from any investment firm
                             through BISYS Fund Services, the Fund's           that has a sales agreement with PFD, the
                             distributor, or through brokers, registered       Pioneer Fund's distributor.
                             investment advisers, banks and other financial
                             institutions that have entered into selling       If the account is established in the
                             agreements with the Fund's distributor, as        shareholder's own name, shareholders may also
                             described in the Fund's prospectus.               purchase additional shares of the Fund by
                                                                               telephone or online.
                             Certain account transactions may be done by
                             telephone.

Exchanging shares            You can exchange your shares in the Fund for      You may exchange your shares for shares of the
                             shares of the same class of another AmSouth       same class of another Pioneer mutual fund.
                             fund, usually without paying additional sales     Your exchange request must be for at least
                             charges. You must meet the minimum investment     $1,000.
                             requirements for the Fund into which you are
                             exchanging. Exchanges from one fund to another    After you establish an eligible fund account,
                             are taxable. Class A shares may be exchanged      you can exchange fund shares by telephone or
                             for Class I shares of the same Fund or another    online.
                             AmSouth fund if you become eligible to
                             purchase Class I shares.

                             AmSouth Strategic Portfolios: Growth Portfolio    Pioneer Ibbotson Growth Allocation Fund
----------------------------------------------------------------------------------------------------------------------------
                             Class I shares may be exchanged for Class
                             A shares of the same fund. No transaction fees
                             are currently charged for exchanges.

                             If you sell your shares or exchange them for shares of another AmSouth fund within 7 days of the date of purchase, you will be charged a 2.00% fee on the current net asset value of the shares sold or exchanged. The fee is paid to the Fund to offset the costs associated with short-term trading, such as portfolio transaction and administrative costs.

                             The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                             The fee will be charged on all covered
                             redemptions and exchanges, including those made through retirement plan, brokerage and other types of omnibus accounts (except where it is not practical for the plan administrator or brokerage firm to implement the fee). The
                             Fund will not impose the redemption fee on a redemption or exchange of shares purchased upon the reinvestment of dividend and capital gain distributions.

Selling shares               Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.

                             You may sell your shares by contacting the        Normally, your investment firm will send your
                             Fund directly in writing or by telephone or by    request to sell shares to PIMSS. You can also
                             contacting a financial intermediary as            sell your shares by contacting the Fund
                             described in the Fund's prospectus.               directly if your account is registered in your
                                                                               name.

                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may also
                                                                               redeem shares of the Fund by telephone or
                                                                               online.

Comparison of Principal Risks of Investing in the Funds

      Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on an investment in a fund or a fund may not perform as well as other investment options.

Fund of funds structure and layering of fees

      Each Fund is structured as a fund of funds. Each Fund's investments are focused in the underlying funds, so the Fund's investment performance is directly related to the performance of the underlying funds. Each Fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the Fund invests. Since the Funds mainly invest in the underlying funds, as opposed to other types of securities, the Funds do not have the same flexibility in their portfolio holdings as many mutual funds. In addition, each Fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in a Fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the Fund and the underlying funds.

      The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the fund's transactions in shares of the underlying funds.

      Currently, Pioneer manages all of the funds underlying the Pioneer Fund. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.

Equity investments

      Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

      The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

      o The stock market goes down (this risk may be greater in the short term)
      o The fund's equity investments do not have the growth potential or value characteristics originally expected
      o Stocks selected for income do not achieve the same return as securities selected for capital growth
      o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments

      Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

      The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

      o Interest rates go up causing the value of the fund's portfolio to decline
      o The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its credit rating downgraded
      o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
      o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
      o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of smaller companies

      Compared to large companies, small and mid-sized companies, and the market for their equity securities, are likely to:

      o Be more sensitive to changes in the economy, earnings results and investor expectations
      o     Have more limited product lines and capital resources
      o     Experience sharper swings in market values
      o     Be harder to sell at the times and prices Pioneer thinks appropriate
      o     Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers

      Specific risks associated with the real estate industry include:

      o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
      o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
      o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
      o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities

      Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced to the extent the fund invests in issuers in the lesser-developed emerging markets or in one region, such as Europe or the Pacific Rim. These risks may include:

      o Less information about the non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
      o Adverse effect of currency exchange rates or controls on the value of the Fund's investments
      o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
      o Economic, political and social developments may adversely affect securities markets
      o     Withholding and other non-U.S. taxes may decrease the Fund's return

High yield/below investment grade debt securities

      Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

      o Increased price sensitivity to changing interest rates and deteriorating economic environment
      o     Greater risk of loss due to default or declining credit quality
      o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
      o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Derivatives

      Certain underlying funds may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:

      o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
      o     As a substitute for purchasing or selling securities
      o To increase the fund's return as a non-hedging strategy that may be considered speculative

      Even a small investment in derivatives can have a significant impact on a fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Past Performance

      Set forth below is performance information for AmSouth Strategic
Portfolios: Growth Portfolio. The bar charts show how AmSouth Strategic
Portfolios: Growth Portfolio's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table shows average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar chart gives an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

        AmSouth Strategic Portfolios: Growth Portfolio -- Class A Shares
                          Calendar Year Total Returns*

[BAR CHART]

2000          0.59%
2001         -5.77%
2002        -13.63%
2003         21.84%
2004          8.92%

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 11.62% for the quarter ended June 30, 2003, and the lowest quarterly return was -12.73% for the quarter ended September 30, 2002.

            Pioneer Ibbotson Growth Allocation Fund -- Class A Shares
                           Calendar Year Total Returns

      Pioneer Ibbotson Growth Allocation Portfolio began investment operations in August 2004. Since the Pioneer Fund has conducted investment operations for less than one calendar year, it may not disclose any performance information in this prospectus. The fund's performance will vary from year to year. Past performance does not necessarily indicate how a fund will perform in the future. As a shareowner, you may lose or make money on your investment.

                 AmSouth Strategic Portfolios: Growth Portfolio
     Average Annual Total Returns (for the periods ending December 31, 2004)

                                                                                   Since Inception
                                                                1 Year   5 Years       (2/1/99)
--------------------------------------------------------------------------------------------------
AmSouth Strategic Portfolios: Growth Portfolio, Class A Shares
--------------------------------------------------------------------------------------------------
Return Before Taxes                                               2.89%     0.52%       1.90%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                               2.61%    -0.44%       0.94%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares       1.88%    -0.07%       1.10%
--------------------------------------------------------------------------------------------------
AmSouth Strategic Portfolios: Growth Portfolio, Class B Shares
--------------------------------------------------------------------------------------------------
Return Before Taxes                                               3.11%     0.55%       2.19%
--------------------------------------------------------------------------------------------------
AmSouth Strategic Portfolios: Growth Portfolio, Class I Shares
--------------------------------------------------------------------------------------------------
Return Before Taxes                                               9.13%     1.74%       2.90%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                               8.83%     0.76%       1.91%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares       5.93%     0.96%       1.94%
--------------------------------------------------------------------------------------------------

                                                                                   Since Inception
                                                                1 Year   5 Years       (2/1/99)
                                                                ------   -------   ---------------
S&P 500 Index(1)                                                 10.87%    -2.30%       0.66%
(reflects no deduction for fees, expenses or taxes)

(1) The S&P 500, an unmanaged index of 500 stocks, is for reference only; it does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

The table above shows the impact of taxes on AmSouth Strategic Portfolios:
Growth Portfolio's returns. After-tax returns are only shown for Class A shares and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Funds' Fees and Expenses

      Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Strategic Portfolios: Growth Portfolio, the expenses of AmSouth Strategic Portfolios: Growth Portfolio for the period ended January 31, 2005 and (ii) for Pioneer Ibbotson Growth Allocation Fund, the estimated expenses for the period ended January 31, 2005. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Fund assuming the Reorganization occurred on January 31, 2005.

 Shareholder     AmSouth      Pioneer   Combined     AmSouth   Pioneer Ibbotson  Combined    AmSouth    Combined
 transaction    Strategic    Ibbotson   Fund (Pro   Strategic       Growth       Fund (Pro  Strategic   Fund (Pro
 fees (paid     Portfolios    Growth     Forma)    Portfolios     Allocation      Forma)    Portfolios    Forma)
directly from     Growth    Allocation               Growth          Fund                     Growth
   your         Portfolio      Fund                Portfolio                                Portfolio
 investment)       (1)
                 Class A      Class A    Class A     Class B       Class B        Class B     Class I   Class Y(7)
-----------------------------------------------------------------------------------------------------------------
Maximum          5.50%(2)      5.75%      5.75%      None            None           None       None        None
sales charge
(load) when
you buy
shares as a
percentage of
offering price
-----------------------------------------------------------------------------------------------------------------
Maximum           None         None        None     5.00%(3)        4.00%           4.00%      None        None
deferred sales
charge (load)
as a
percentage of
purchase
price or the
amount
you receive
when you sell
shares,
whichever is
less
-----------------------------------------------------------------------------------------------------------------
Redemption       2.00%(4)      None        None     2.00%(4)         None            None    2.00%(4)      None
fees
-----------------------------------------------------------------------------------------------------------------

 Shareholder       AmSouth      Pioneer   Combined    AmSouth    Pioneer Ibbotson   Combined    AmSouth    Combined
 transaction      Strategic    Ibbotson   Fund (Pro  Strategic   Growth Allocation  Fund (Pro  Strategic   Fund (Pro
 fees (paid      Portfolios     Growth      Forma)   Portfolios       Fund            Forma)   Portfolios   Forma)
directly from      Growth     Allocation               Growth                                    Growth
    your        Portfolio(1)     Fund                Portfolio                                 Portfolio
 investment)
                  Class A       Class A    Class A    Class B        Class B        Class B    Class I     Class Y(7)
---------------------------------------------------------------------------------------------------------------------
Annual fund
operating
expenses
(deducted
from fund
assets) (as a
% of average
net assets)
--------------------------------------------------------------------------------------------------------------------
Management         0.20%        0.17%       0.17%       0.20%          0.17%          0.17%       0.20%       0.17%
fee
--------------------------------------------------------------------------------------------------------------------
Distribution       None         0.25%       0.25%       0.75%          1.00%          1.00%       None        None
and service
(12b-1) fee
--------------------------------------------------------------------------------------------------------------------
Other              0.64%        0.70%       0.62%       0.65%          0.86%          0.93%       0.60%       0.50%
expenses(5)
--------------------------------------------------------------------------------------------------------------------
Estimated          1.52%        0.78%       0.78%       2.26%          0.78%          0.78%       1.47%       0.78%
indirect
expenses
--------------------------------------------------------------------------------------------------------------------
Total fund         2.36%        1.90%(6)    1.82%       3.86%          2.81%(6)       2.88%       2.27%       1.45%
operating
expenses(6)
--------------------------------------------------------------------------------------------------------------------
Expense            0.33%        0.19%       0.14%       0.35%          0.19%          0.30%       0.34%        N/A
reimbursement
/reduction
--------------------------------------------------------------------------------------------------------------------
Net fund           2.03%        1.71%       1.68%       3.51%          2.62%          2.58%       1.93%       1.45%
operating
expenses
--------------------------------------------------------------------------------------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses for your AmSouth Fund are being limited to 0.31% for Class A shares, 0.30% for Class B shares and 0.26% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time. Pioneer has contractually agreed not to impose all or a portion of its fees or to limit other direct ordinary operating expenses to the extent required to reduce expenses, other than "Estimated average expense ratio of underlying funds," to 0.79% of the average daily net assets attributable to Class A shares and 1.57% of average daily net assets attributable to Class B shares. This expense limitation is in effect for Class A shares until December 1, 2008 and in effect for Class B until December 1, 2006. There can be no assurance that Pioneer will extend these expense limitations past such dates. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(7) Class Y shares of the Pioneer Fund are being offered for the first time in connection with the Reorganization.

The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                    AmSouth            Pioneer
Number of          Strategic           Ibbotson
years you         Portfolios:           Growth            Combined
own your            Growth            Allocation            Fund
 shares            Portfolio             Fund            (Pro Forma)
--------------------------------------------------------------------
Class A
--------------------------------------------------------------------
Year 1              $  747              $  739             $  736
--------------------------------------------------------------------
Year 3              $1,157              $1,120             $1,074
--------------------------------------------------------------------
Year 5              $1,593                 N/A             $1,465
--------------------------------------------------------------------
Year 10             $2,798                 N/A             $2,555
--------------------------------------------------------------------
Class B --- assuming redemption at end of period
--------------------------------------------------------------------
Year 1              $  784              $  665             $  661
--------------------------------------------------------------------
Year 3              $1,171              $1,153             $1,164
--------------------------------------------------------------------
Year 5              $1,684                 N/A             $1,592
--------------------------------------------------------------------
Year 10             $2,957                 N/A             $2,931
--------------------------------------------------------------------
Class B --- assuming no redemption
--------------------------------------------------------------------
Year 1              $  284              $  265             $  261
--------------------------------------------------------------------
Year 3              $  871              $  853             $  864
--------------------------------------------------------------------
Year 5              $1,484                 N/A             $1,492
--------------------------------------------------------------------
Year 10             $2,957                 N/A             $2,931
--------------------------------------------------------------------
                    Class I                     Class Y
--------------------------------------------------------------------
Year 1              $  204                 N/A             $  148
--------------------------------------------------------------------
Year 3              $  630                 N/A             $  459
--------------------------------------------------------------------
Year 5              $ 1083                 N/A             $  792
--------------------------------------------------------------------
Year 10             $2,338                 N/A             $1,735
--------------------------------------------------------------------

Reasons for the Proposed Reorganization

      The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Strategic Portfolios: Growth Portfolio. The Trustees considered the following matters, among others, in approving the proposal.

      First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

      Second, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $15.7 billion in fixed income securities. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges.

     Third, Pioneer Ibbotson Growth Allocation Fund's management fee (0.17% of average daily net assets) is lower than the advisory fee of your Fund (0.20% of average daily net assets). Both the historical and estimated pro forma expenses of the Pioneer Fund, after giving effect to the Reorganization, on a gross and net basis are lower than your Fund's gross and net operating expenses. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares.

     Fourth, because of Pioneer distribution arrangements, Pioneer Fund has greater potential to further increase the assets compared to your fund. Further assets growth is anticipated to further reduce the combined Fund's gross operating expenses per share.

     Fifth, the Class A, B and Y shares of the Pioneer Fund received in the Reorganization will provide AmSouth Fund shareholders with exposure to a similar investment product as they currently have. The Trustees also noted that the allocation decisions are made by Ibbotson, a leading asset allocation adviser, and that the Pioneer Fund intends, as soon as permitted by the SEC, to include unaffiliated mutual funds as underlying funds.

     Sixth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bank will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of AmSouth Fund in connection with the Reorganization.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

      The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

                                                                                  Pioneer
                                                AmSouth                           Ibbotson
                                               Strategic                           Growth
                                              Portfolios:         Pioneer        Allocation
                                           Growth Portfolio   Ibbotson Growth     Fund (Pro
                                                 Fund         Allocation Fund      Forma)
                                             May 31, 2005       May 31, 2005    May 31, 2005
                                           ----------------   ---------------   ------------
Total Net Assets (in thousands)               $   68,258         $   44,509      $  112,765
     Class A shares.....................      $   30,461         $   24,395      $   54,855
     Class B shares.....................      $   29,483         $    7,898      $   37,380
     Class I/Y shares...................      $    8,314                N/A      $    8,314
Net Asset Value Per Share
     Class A shares.....................      $     9.72         $    10.99      $    10.99
     Class B shares.....................      $     9.59         $    10.06      $    10.06
     Class I/Y shares...................      $     9.76                N/A      $    10.99
Shares Outstanding
     Class A shares.....................       3,134,755          2,220,131       4,992,340
     Class B shares.....................       3,075,573            785,240       3,716,617

Class I/Y shares...................          851,792                N/A          756,607

      It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

      For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

      The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                                                                      Appendix A

Information about the underlying funds

The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the funds intend to invest may change from time to time and the funds may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and SAI for each underlying fund is available on the SEC's website as well as on our website at www.pioneerfunds.com.

Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

The underlying funds that invest primarily in equity securities are:

Pioneer Fund

Investment objective

Reasonable income and capital growth.

Principal investment strategies

The fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

Pioneer

Pioneer Research Fund

Investment objective

Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as preferred stocks, depositary receipts, rights and warrants.

Investment Adviser

Pioneer

Pioneer Growth Leaders Fund

Investment objective

Long term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in common and preferred stocks and securities convertible into stocks. Securities convertible into stocks include depositary receipts on stocks, convertible debt securities, warrants and rights. The fund offers a broad investment program for the equity portion of an investor's portfolio, with an emphasis on mid and large capitalization issuers traded in the U.S. However, the fund may invest in issuers of any capitalization.

Investment Adviser

Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Strategic Growth Fund

Investment objective

Long term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of U.S. issuers. The fund invests primarily in securities, traded in the U.S., of issuers that the subadviser believes have substantial international activities. In evaluating whether an issuer has substantial international activities, the subadviser considers the degree to which the issuer has non-U.S. reported sales and revenues, operating earnings or tangible assets. The fund may invest up to 20% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.

Investment Adviser

Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Oak Ridge Large Cap Growth Fund

Investment objective

Capital appreciation.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization U.S. companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher that $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer AmPac Growth Fund

Investment objective

Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:

      o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)

      o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.

The fund also may invest up to 30% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.

Investment Adviser

Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Value Fund

Investment objective

Reasonable income and capital growth.

Principal investment strategies

The fund seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

Pioneer

Pioneer Mid Cap Growth Fund

Investment objective

Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is, companies with market values within the range of market values of issuers included in the Russell Midcap Growth Index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser

Pioneer

Pioneer Cullen Value Fund

Investment objective

Capital appreciation. Current income is a secondary objective.

Principal investment strategies

The fund invests primarily in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging market issuers. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Investment Adviser

Pioneer

Pioneer Mid Cap Value Fund

Investment objective

Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The fund focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

Pioneer

Pioneer Small and Mid Cap Growth Fund

Investment objective

Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P Mid Cap 400 Index. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in an index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Oak Ridge Small Cap Growth Fund

Investment objective

Capital appreciation.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization U.S. companies with market capitalizations of $2 billion or less. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. Small capitalization companies have market capitalizations at the time of acquisition of $2 billion or less. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer Small Cap Value Fund

Investment objective

Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the fund's portfolio so that, under normal circumstances, the capitalization range of the fund's portfolio is consistent with the inclusion of the fund in the Lipper Small-Cap category. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser

Pioneer

Pioneer International Equity Fund

Investment objective

Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. The fund focuses on securities of issuers located in countries with developed markets (other than the United States) but may allocate up to 10% of its assets in countries with emerging economies or securities markets. Developed markets outside the United States generally include, but are not limited to, the countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index. The fund's assets must be allocated to securities of issuers located in at least three non-U.S. countries. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser

Pioneer

Pioneer International Value Fund

Investment objective

Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the fund's assets in such countries or currencies will subject the fund to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

The fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred shares. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser

Pioneer

Pioneer Europe Select Fund

Investment objective

Capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of European issuers. The fund's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The fund generally focuses on mid- and large-capitalization European issuers. Equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in connection with its investments.

Investment Adviser

Pioneer

Pioneer Emerging Markets Fund

Investment objective

Long-term growth of capital.

Principal investment strategies

The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers (i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers).

Investment Adviser

Pioneer

Pioneer Real Estate Shares

Investment objective

Long-term growth of capital. Current income is a secondary objective.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as warrants, rights, interests in REITs and preferred stocks.

Investment Adviser

Pioneer (adviser); AEW Management and Advisors, L.P. (subadviser)

The underlying funds that invest primarily in debt securities are:

Pioneer Bond Fund

Investment objective

To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the fund's portfolio.

Principal investment strategies

The fund invests primarily in:

      o Debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

      o Debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,

      o Cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

Normally, the fund invests at least 80% of its total assets in these securities. In addition, the fund may invest up to 20% of its total assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Investment Adviser

Pioneer

Pioneer High Yield Fund

Investment objective

Maximize total return through a combination of income and capital appreciation.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Investment Adviser

Pioneer

Pioneer Short Term Income Fund

Investment objective

A high level of current income to the extent consistent with a relatively high level of stability of principal.

Principal investment strategies

The fund invests primarily in:

      o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

      o Debt securities, including convertible debt, of corporate and other issuers and commercial paper

      o     Mortgage-backed and asset-backed securities

      o     Short-term money market instruments

Normally, at least 80% of the fund's net assets are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. Cash and cash equivalents may include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Investment Adviser

Pioneer

Pioneer Cash Reserves Fund

Investment objective

High current income, preservation of capital and liquidity through investments in high-quality short-term securities.

Principal investment strategies

The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:

      o     U.S. and foreign banks

      o     U.S. and foreign corporate issuers

      o     The U.S. government and its agencies and instrumentalities

      o     Foreign governments

      o     Multinational organizations such as the World Bank

The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.

Investment Adviser

Pioneer

Pioneer Strategic Income Fund

Investment objective

A high level of current income.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer Investment Management, Inc., the fund's investment adviser, allocates the fund's investments among the following three segments of the debt markets:

      o Below investment grade (high yield) securities of U.S. and non-U.S. issuers

      o     Investment grade securities of U.S. issuers

      o     Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends. The fund invests primarily in:

      o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities

      o Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt

      o     Mortgage-backed and asset-backed securities

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.

Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.

Depending upon Pioneer's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

Investment Adviser

Pioneer

           AmSouth Strategic Portfolios: Growth & Income Portfolio and
                    Pioneer Ibbotson Moderate Allocation Fund

                                  PROPOSAL 1(l)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

      The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

      Each Fund is structured as a "fund of funds," which means all of its assets are invested in other mutual funds ("underlying funds"). Your Fund invests only in other AmSouth funds. Currently, the Pioneer Fund only invests in other Pioneer Funds but is seeking an exemptive order from the Securities and Exchange Commission that would permit the Pioneer Fund to invest, in addition, in mutual funds that are not managed by Pioneer. To the extent Pioneer receives an order from the Securities and Exchange Commission that permits Pioneer to invest in such other non-Pioneer underlying funds, Pioneer and the Pioneer Fund intend to rely on such order, subject to any applicable conditions of the order. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

Comparison of AmSouth Strategic Portfolios: Growth & Income Portfolio to Pioneer
                       Ibbotson Moderate Allocation Fund

                             AmSouth Strategic Portfolios: Growth &
                             Income Portfolio                                Pioneer Ibbotson Moderate Allocation Fund
-----------------------------------------------------------------------------------------------------------------------------
Business                     A diversified series of AmSouth Funds, an       A series of Pioneer Ibbotson Asset Allocation
                             open-end management investment company          Series, a diversified open-end management
                             organized as a Massachusetts business trust.    investment company organized as a Delaware
                                                                             statutory trust.

Net assets as of March 31,   $112.5 million                                  $34.3 million
2005

Investment advisers and      Investment Adviser:                             Investment Adviser:
portfolio managers           AAMI                                            Pioneer

                             Portfolio Manager:                              Investment Subadviser:
                             Day-to-day management of AmSouth Strategic      Ibbotson Associates Advisors, LLC ("Ibbotson")
                             Portfolios: Growth & Income Portfolio is the
                             responsibility of the AmSouth Strategy          Portfolio Managers:
                             Committee, and no person is primarily           Day-to-day management of Pioneer Ibbotson
                             responsible for making recommendations to       Moderate Allocation Fund is the responsibility
                             the Committee. The Committee members consist    of portfolio managers and members of Ibbotson's
                             of John Boston, CFA, Fred Crown, CFA, Paige     Investment Committee headed by Roger Ibbotson.
                             B. Daniel, David M. Dasari,  CFA, Joseph T.     Roger Ibbotson founded Ibbotson in 1977 and is
                             Keating, Ronald E. Lindquist,  John Mark        the firm's Chairman. Peng Chen, Ph.D., managing
                             McKenzie, Matt Smith, CFA, Brian                director and chief investment officer at
                             B. Sullivan, CFA, Doug S. Williams  and Jason   Ibbotson, conducts research projects on asset
                             Waters.                                         allocation, portfolio risk measurement,
                                                                             nontraditional assets, and global financial
                             Mr. Boston  is Chief Fixed Income Officer for   markets. Dr. Chen joined Ibbotson in 1997.
                             AAMI. He began his career in investment         Michael E. Annin, managing director, manages the
                             management with AmSouth Bank in 1987 and has    investment management services and data products
                             been associated with AAMI since 1996.           group for Ibbotson. Scott Wentsel, senior
                             Mr. Boston received his CFA charter in 1993     portfolio manager, is responsible for management
                             and is an active member and past                of the firm's fund-

                             AmSouth Strategic Portfolios: Growth &
                             Income Portfolio                                Pioneer Ibbotson Moderate Allocation Fund
-----------------------------------------------------------------------------------------------------------------------------
                             president of the Alabama Society of Financial   of-funds business which includes oversight of
                             Analysts. He also serves as the portfolio       its investment management staff and process.
                             manager for the AmSouth High Quality Bond       Alexander E. Kaye, portfolio manager, is
                             Fund. Mr. Boston is a Senior Vice President of  responsible for managing the delivery of
                             AmSouth Bank and Vice President of AAMI.        fund-of-funds programs for institutional and
                                                                             retail clients, which includes asset allocation
                             Mr. Crown has been employed with AmSouth        modeling, portfolio construction, fund
                             Bank since 1982 and AAMI since 2001. He was     classification and manager due diligence. Brian
                             an Institutional Fund Manager with AAMI         Huckstep, portfolio manager, is responsible for
                             (2001-2003) and has been a Regional Manager     managing the delivery of fund-of-funds programs
                             since 2003. Mr. Crown is a Senior Vice          for institutional and retail clients, which
                             President of AmSouth Bank.                      includes asset allocation modeling, portfolio
                                                                             construction, fund classification, and manager
                             Ms. Daniel  has been employed with AmSouth      due diligence.
                             Bank since 1999. She has been employed by
                             AAMI as the Director of Alternative
                             Strategies since 2003. She is an Assistant
                             Vice President with AmSouth Bank.

                             Mr. Dasari has been employed with AmSouth
                             Bank since 2002 and AAMI since 2003. He is
                             Director of Individual Security Management for AAMI. Prior to joining AmSouth Bank, he was Assistant Vice President at Fifth Third
                             Bank. Mr. Dasari is a Vice President of
                             AmSouth Bank.

                             Mr. Keating has been employed with AmSouth
                             Bank since 2001 and AAMI since 2002. He is the Chairman and Chief Investment Officer of
                             AAMI. Prior to 2001, he was employed as the Chief Market Strategist and Chief Fixed
                             Income Officer of Fifth Third Bank. Mr.
                             Keating is an Executive Vice-President of AmSouth Bank.

                             Mr. Lindquist has been employed with AAMI since December 1999. Prior to December 1999,
                             Mr. Lindquist was employed by First American
                             National Bank (since May 1998), and by
                             Deposit Guaranty National Bank, and
                             Commercial National Bank (since 1978). First
                             American National Bank, Deposit Guaranty
                             National Bank and Commercial National Bank are predecessors of AmSouth Bank and affiliates of AAMI. He also serves as the portfolio manager for the AmSouth Large Cap
                             Fund. Mr. Lindquist is a Senior Vice
                             President of AmSouth Bank and Vice President of AAMI.

                             Mr. McKenzie has been involved in

                             AmSouth Strategic Portfolios: Growth &
                             Income Portfolio                                Pioneer Ibbotson Moderate Allocation Fund
-----------------------------------------------------------------------------------------------------------------------------
                             investment management since 1981, with
                             portfolio management expertise in both equity
                             and fixed income securities. Mr. McKenzie
                             co-managed the AmSouth Government Income
                             Fund from 1999 to 2002 and managed it from
                             2003 to 2004. Mr. McKenzie has been
                             associated with the Trust Investment
                             Department of AmSouth Bank, and banks
                             acquired by AmSouth Bank, since 1984 and
                             joined AAMI in 2003. Mr. McKenzie is a
                             Senior Vice President of AmSouth Bank and
                             Vice President of AAMI.

                             Mr. Smith has been employed with AmSouth
                             Bank since 1988. He has been employed by AAMI as a Regional Manager since 2004. He is a Senior Vice President with AmSouth Bank.

                             Mr. Sullivan has been an officer of AAMI since 1996 and joined AmSouth Bank in 1984.
                             Prior to serving as Director of Fixed Income for AmSouth Bank's Trust Department, Mr.
                             Sullivan managed equity portfolios and held the position of equity research coordinator for AmSouth Bank's Trust Department. Mr.
                             Sullivan is a Senior Vice President of
                             AmSouth Bank and Vice President of AAMI.

                             Mr. Waters has been employed with AmSouth
                             Bank since 1999. He has been employed as an Institutional Portfolio Manager with AAMI since 2001. Mr. Williams is a Senior Vice
                             President of AmSouth Bank.

                             Mr. Williams has been employed with AmSouth
                             Bank since 2002. He has been employed as a Regional Manager with AAMI since 2004. Prior to 2002, Mr. Williams was a Director of Portfolio Management with Fifth Third Bank
                             (1988-2002). Mr. Williams is a Senior Vice
                             President of AmSouth Bank.

Investment objective         AmSouth Strategic Portfolios: Growth &          Pioneer Ibbotson Moderate Allocation Fund seeks
                             Income Portfolio seeks to provide investors     long-term capital growth and current income.
                             with long-term capital growth and a moderate
                             level of current income.

Primary investments          Each Fund allocates its investments among underlying funds within pre-determined strategy ranges.

                             AmSouth Strategic Portfolios: Growth &
                             Income Portfolio                                Pioneer Ibbotson Moderate Allocation Fund
-----------------------------------------------------------------------------------------------------------------------------
                             AmSouth Strategic Portfolios: Growth & Income Portfolio:

                             AmSouth Strategic Portfolios: Growth & Income Portfolio allocates its assets among the following underlying funds within the ranges set forth below based upon AAMI's outlook for the economy, financial markets and relative market valuations of the underlying AmSouth Funds.

                              Underlying Fund                                           Allocation Range
                              AmSouth Value Fund                                             0-15%
                              AmSouth Select Equity Fund                                     0-10%
                              AmSouth Enhanced Market Fund                                   0-15%
                              AmSouth Large Cap Fund                                         0-10%
                              AmSouth Capital Growth Fund                                    0-15%
                              AmSouth Mid Cap Fund                                           0-10%
                              AmSouth Small Cap Fund                                         0-10%
                              AmSouth International Equity Fund                              0-10%
                              AmSouth Government Income Fund                                 0-20%
                              AmSouth High Quality Bond Fund                                 0-60%
                              AmSouth Limited Term Bond Fund                                 0-20%
                              AmSouth Prime Money Market Fund                                 0-5%

                             The selection of the underlying funds and their ranges are not fundamental and may be changed without the prior approval of AmSouth Strategic Portfolios: Growth & Income Portfolio's
                             shareholders.

                             AmSouth Strategic Portfolios: Growth &
                             Income Portfolio                                Pioneer Ibbotson Moderate Allocation Fund
-----------------------------------------------------------------------------------------------------------------------------
                             Pioneer Ibbotson Moderate Allocation Fund:

                             Because this is a moderate allocation fund, Pioneer Ibbotson Moderate Allocation Fund's assets will be invested in equity and bond funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds. Under normal circumstances, Pioneer Ibbotson
                             Moderate Allocation Fund initially expects to invest its assets among asset classes in the following ranges:

                             Short-Term
                             Investments    Equity Fund   Fixed Income Fund
                             Allocation     Allocation    Allocation
                             ----------------------------------------------
                                0-5%           55-65%          35-45%

                             Based upon the analysis described under "Asset allocation process," the Fund initially expects to invest its assets in underlying mutual funds within the following ranges:

                                                                                                            Percentage of
                                                                                                                Fund
                             Fund Name                                                                        Holdings
                             --------------------------------------------------------------------------------------------
                             Pioneer Fund                                                                       0-20%
                             --------------------------------------------------------------------------------------------
                             Pioneer Research Fund                                                              0-20%
                             --------------------------------------------------------------------------------------------
                             Pioneer Growth Leaders Fund (formerly Pioneer Papp Stock Fund)                     0-20%
                             --------------------------------------------------------------------------------------------
                             Pioneer Strategic Growth Fund (formerly Pioneer Papp Strategic Growth Fund)        0-20%
                             --------------------------------------------------------------------------------------------
                             Pioneer Oak Ridge Large Cap Growth Fund                                            0-20%
                             --------------------------------------------------------------------------------------------
                             Pioneer AmPac Growth Fund (formerly Pioneer Papp America-Pacific Rim Fund)         0-20%
                             --------------------------------------------------------------------------------------------
                             Pioneer Value Fund                                                                 0-20%
                             --------------------------------------------------------------------------------------------
                             Pioneer Mid Cap Growth Fund                                                        0-20%
                             --------------------------------------------------------------------------------------------
                             Pioneer Mid Cap Value Fund                                                         0-20%
                             --------------------------------------------------------------------------------------------
                             Pioneer Small and Mid Cap Growth Fund (formerly Pioneer Papp Small and Mid
                                Cap Growth Fund)                                                                0-20%
                             --------------------------------------------------------------------------------------------
                             Pioneer Oak Ridge Small Cap Growth Fund                                            0-20%
                             --------------------------------------------------------------------------------------------
                             Pioneer Small Cap Value Fund                                                       0-20%
                             --------------------------------------------------------------------------------------------
                             Pioneer International Equity Fund                                                  0-20%
                             --------------------------------------------------------------------------------------------
                             Pioneer International Value Fund                                                   0-20%
                             --------------------------------------------------------------------------------------------
                             Pioneer Europe Select Fund                                                         0-20%
                             --------------------------------------------------------------------------------------------
                             Pioneer Emerging Markets Fund                                                      0-20%
                             --------------------------------------------------------------------------------------------
                             Pioneer Real Estate Shares                                                         0-20%
                             --------------------------------------------------------------------------------------------
                             Pioneer High Yield Fund                                                            0-20%
                             --------------------------------------------------------------------------------------------
                             Pioneer Bond Fund                                                                  0-25%
                             --------------------------------------------------------------------------------------------
                             Pioneer Strategic Income Fund                                                      0-25%
                             --------------------------------------------------------------------------------------------
                             Pioneer Short Term Income Fund                                                     0-25%
                             --------------------------------------------------------------------------------------------
                             Pioneer Cash Reserves Fund                                                         0-20%
                             --------------------------------------------------------------------------------------------

                             The Pioneer Fund may change its target allocation to each asset class, the underlying fund in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders. Certain of the Pioneer Funds into which the AmSouth Funds are being reorganized are not currently included in the above list of funds underlying the Pioneer Fund. Pioneer and Ibbotson may determine to include such additional Pioneer Funds in the list of permitted investments for the Pioneer Fund into which your Fund is being reorganized. Alternatively, Pioneer and Ibbotson may determine to hold those additional Pioneer Funds temporarily until the Pioneer Fund's portfolio is rebalanced.

                             Appendix A contains a summary description of each of the underlying Pioneer funds.

                             AmSouth Strategic Portfolios: Growth &
                             Income Portfolio                                Pioneer Ibbotson Moderate Allocation Fund
-----------------------------------------------------------------------------------------------------------------------------
                             Normally, the Fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the Fund may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the Fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the fund may not be able to achieve its investment objective. The
                             Fund intends to adopt a defensive strategy when Pioneer or Ibbotson believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Borrowing                    AmSouth Strategic Portfolios: Growth &          Pioneer Ibbotson Moderate Allocation Fund may
                             Income Portfolio may not borrow money or        not borrow money, except on a temporary basis
                             issue senior securities, except that the        and to the extent permitted by applicable law,
                             Fund may borrow from banks or enter into        the Fund may: (a) borrow from banks or through
                             reverse repurchase agreements for temporary     reverse repurchase agreements in an amount up to
                             emergency purposes in amounts up to 33 1/3%     33 1/3% of the Fund's total assets (including
                             of the value of its total assets at the time    the amount borrowed); (b) borrow up to an
                             of such borrowing. AmSouth Strategic            additional 5% of the Fund's assets for temporary
                             Portfolios: Growth & Income Portfolio will      purposes; (c) obtain such short-term credits as
                             not purchase securities while borrowings        are necessary for the clearance of portfolio
                             (including reverse repurchase agreements) in    transactions; (d) purchase securities on margin;
                             excess of 5% of its total assets are            and (e) engage in transactions in mortgage
                             outstanding. In addition, AmSouth Strategic     dollar rolls that are accounted for as
                             Portfolios: Growth & Income Portfolio is        financings.
                             permitted to participate in a credit
                             facility whereby the Fund may directly lend
                             to and borrow money from other AmSouth funds
                             for temporary purposes, provided that the
                             loans are made in accordance with an order
                             of exemption from the SEC and any conditions
                             thereto.

Other investment policies    As described above, the Funds have substantially similar principal investment strategies and
and restrictions             policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

                                                          Buying, Selling and Exchanging Shares

Class A sales charges and    Class A shares are offered with an initial      Class A shares are offered with an initial sales
Rule 12b-1 fees              sales charge of up to 5.50% of the offering     charge of up to 5.75% of the offering price,
                             price, which is reduced depending upon the      which is reduced or waived for large purchases
                             amount invested or, in certain                  and certain types of investors. At the time of
                             circumstances, waived. Class A shares bought    your purchase, your investment firm may receive
                             as part of an investment of $1 million or       a commission from Pioneer Funds Distributor,
                             more are not subject to an initial sales        Inc. ("PFD"), the Fund's distributor, of up to
                             charge, but may be charged a contingent         2% declining as the size of your investment
                             deferred sales charge ("CDSC") of 1.00% if      increases.
                             sold within one year of purchase.
                                                                             There is no CDSC, except in certain
                             Class A shares pay a shareholder servicing      circumstances when the initial sales charge is
                             fee (non 12b-1) of up to 0.25% of average

                             AmSouth Strategic Portfolios: Growth &
                             Income Portfolio                                Pioneer Ibbotson Moderate Allocation Fund
-----------------------------------------------------------------------------------------------------------------------------
                             daily net assets.                               waived.

                                                                             Class A shares are subject to distribution and
                                                                             service (12b-1) fees of up to 0.25% of average
                                                                             daily net assets.

Class B sales charges and    Class B shares are offered without an           Class B shares are offered without an initial
Rule 12b-1 fees              initial sales charge, but are subject to a      sales charge, but are subject to a CDSC of up to
                             CDSC of up to 5%. For Class B shares            2% if you sell your shares. The charge is
                             purchased prior to the combination of           reduced over time and is not charged after three
                             AmSouth Funds with ISG Funds, the CDSC on       years. Your investment firm may receive a
                             such Class B shares held continuously           commission from PFD, the Fund's distributor, at
                             declines over six years, starting with year     the time of your purchase of up to 2%.
                             one and ending in year seven from: 4%, 3%,
                             3%, 2%, 2%, 1%. For all other Class B shares    Class B shares are subject to distribution and
                             held continuously, the CDSC declines over       service (12b-1) fees of up to 1% of average
                             six years, starting with year one and ending    daily net assets.
                             in year seven from: 5%, 4%, 3%, 3%, 2%, 1%.
                             Eight years after purchase (seven years in      Class B shares acquired through the
                             the case of shares acquired in the ISG          Reorganization will be subject to the CDSC and
                             combination), Class B shares automatically      commission schedules applicable to the original
                             convert to Class A shares.                      purchase.

                             Class B shares pay a shareholder servicing      Maximum purchase of Class B shares in a single
                             fee (non 12b-1) of up to 0.25% of average       transaction is $49,999.
                             daily net assets and a distribution (12b-1)
                             fee of 0.75% of up to average daily net
                             assets.

                             Maximum investment for all Class B purchases by a shareholder for the Fund's shares is $99,999.

Class I and Class Y sales    AmSouth Strategic Portfolios: Growth &          The Fund does not impose any initial, contingent
charges and Rule 12b-1       Income Portfolio does not impose any initial    deferred or asset based sales charge on Class Y
fees                         or CDSC on Class I shares.                      shares.

                             The Fund may impose a shareholder servicing     The distributor incurs the expenses of
                             fee (non 12b-1) of up to 0.15% of average       distributing the Fund's Class Y shares, none of
                             daily net assets.                               which are reimbursed by the Fund or the Class Y
                                                                             shareowners.

Management and other fees    AmSouth Strategic Portfolios: Growth &          The management fee payable by Pioneer Ibbotson
                             Income Portfolio pays an advisory fee on a      Moderate Allocation Fund is equal to 0.13% of
                             monthly basis at an annual rate of 0.20% of     average daily net assets attributable to the
                             the Fund's average daily net assets.            Fund's investments in underlying funds managed
                                                                             by Pioneer and cash and 0.17% of average daily
                             ASO Services Company, Inc. ("ASO") serves as    net assets attributable to other investments,
                             administrator and fund accounting agent for     including underlying funds that are not managed
                             the Fund. The Fund pays ASO an                  by Pioneer, with breakpoints at incremental
                             administrative services fee of 0.15% of the     asset levels. Since currently all of the
                             Fund's average daily net assets.                underlying funds are managed by Pioneer, the
                                                                             management fee will initially be 0.13% of
                             Other expenses of the Fund are being limited    average daily net assets.
                             to 0.33% for Class A shares, 0.33% for Class

                             AmSouth Strategic Portfolios: Growth &
                             Income Portfolio                                Pioneer Ibbotson Moderate Allocation Fund
-----------------------------------------------------------------------------------------------------------------------------
                             B shares and 0.28% for Class I shares. Any      In addition, the Fund reimburses Pioneer for
                             fee waiver or expense reimbursement             certain fund accounting and legal expenses
                             arrangement is voluntary and may be             incurred on behalf of the Fund and pays a
                             discontinued at any time. You also              separate shareholder servicing/transfer agency
                             indirectly bear a pro rata share of the fees    fee to PIMSS, an affiliate of Pioneer.
                             and expenses of the underlying funds.
                                                                             Pioneer has contractually agreed not to impose
                             For the fiscal year ended July 31, 2004, the    all or a portion of its fees or to limit other
                             Fund's annual operating expenses for Class A    direct ordinary operating expenses to the extent
                             shares, after giving effect to the expense      required to reduce expenses, other than
                             limitation were 0.53%, and without giving       "Estimated average expense ratio of underlying
                             effect to the expense limitation, were 0.66%    funds," to 0.74% of the average daily net assets
                             of average daily net assets. As of January      attributable to Class A shares and 1.64% of
                             12, 2005, estimated total direct and            average daily net assets attributable to Class B
                             indirect expenses were 1.81% of average         shares. There is no expense limitation with
                             daily net assets.                               respect to the Class Y shares. This expense
                                                                             limitation is in effect for Class A shares until
                             For the fiscal year ended July 31, 2004, the    December 1, 2008 and in effect for Class B
                             Fund's annual operating expenses for Class B    shares until December 1, 2006. There can be no
                             shares, after giving effect to the expense      assurance that Pioneer will extend these expense
                             limitation were 1.28%, and without giving       limitations past such dates. The expense
                             effect to the expense limitation, were 1.41%    limitation does not limit the expenses of the
                             of average daily net assets. As of January      underlying funds indirectly incurred by a
                             12, 2005, estimated total direct and            shareholder.
                             indirect expenses were 2.56% of average
                             daily net assets.                               Class Y shares of the Pioneer Fund are being
                                                                             offered for the first time in connection with
                             For the fiscal year ended July 31, 2004, the    the Reorganization.
                             Fund's annual operating expenses for Class I
                             shares, after giving effect to the expense
                             limitation were 0.48%, and without giving
                             effect to the expense limitation, were 0.61%
                             of average daily net assets. As of January
                             12, 2005, estimated total direct and
                             indirect expenses were 1.74% of average
                             daily net assets.

Buying shares                You may buy shares of the Fund directly         You may buy shares from any investment firm that
                             through BISYS Fund Services, the Fund's         has a sales agreement with PFD, the Pioneer
                             distributor, or through brokers, registered     Fund's distributor.
                             investment advisers, banks and other
                             financial institutions that have entered        If the account is established in the
                             into selling agreements with the Fund's         shareholder's own name, shareholders may also
                             distributor, as described in the Fund's         purchase additional shares of the Fund by
                             prospectus.                                     telephone or online.

                             Certain account transactions may be done by telephone.

Exchanging shares            You can exchange your shares in the Fund for    You may exchange your shares for shares of the
                             shares of the same class of another AmSouth     same class of another Pioneer mutual fund. Your
                             fund, usually without paying additional         exchange request must be for at least $1,000.
                             sales charges. You must meet the minimum
                             investment requirements for the

                             AmSouth Strategic Portfolios: Growth &
                             Income Portfolio                                Pioneer Ibbotson Moderate Allocation Fund
-----------------------------------------------------------------------------------------------------------------------------
                             Fund into which you are exchanging. Exchanges   After you establish an eligible fund account,
                             from one fund to another are taxable. Class A   you can exchange Fund shares by telephone or
                             shares may be exchanged for Class I shares of   online.
                             the same Fund or another AmSouth Fund if you
                             become eligible to purchase Class I shares.
                             Class I shares may be exchanged for Class A
                             shares of the same fund. No transaction fees
                             are currently charged for exchanges.

                             If you sell your shares or exchange them for shares of another AmSouth fund within 7 days of the date of purchase, you will be charged a 2.00% fee on the current net asset value of the shares sold or exchanged. The fee is paid to the Fund to offset the costs associated with short-term trading, such as portfolio transaction and administrative costs.

                             The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                             The fee will be charged on all covered
                             redemptions and exchanges, including those made through retirement plan, brokerage and other types of omnibus accounts (except where it is not practical for the plan administrator or brokerage firm to implement the fee). The Fund will not impose the redemption fee on a redemption or exchange of shares purchased upon the reinvestment of dividend and capital gain distributions.

Selling shares               Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.

                             You may sell your shares by contacting the      Normally, your investment firm will send your
                             Fund directly in writing or by telephone or by  request to sell shares to PIMSS. You can also
                             contacting a financial intermediary as          sell your shares by contacting the Fund
                             described in the Fund's prospectus.             directly if your account is registered in your
                                                                             name.

                                                                             If the account is established in the
                                                                             shareholder's own name, shareholders may also
                                                                             redeem shares of the Fund by telephone or
                                                                             online.

Comparison of Principal Risks of Investing in the Funds

      Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on an investment in a fund or a fund may not perform as well as other investment options.

Fund of funds structure and layering of fees

      Each Fund is structured as a fund of funds. Each Fund's investments are focused in the underlying funds, so the Fund's investment performance is directly related to the performance of the underlying funds. Each Fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the Funds mainly invest in the underlying funds, as opposed to other types of securities, the Funds do not have the same flexibility in their portfolio holdings as many mutual funds. In addition, each Fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in a Fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the Fund and the underlying funds.

      The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the fund's transactions in shares of the underlying funds.

      Currently, Pioneer manages all of the funds underlying the Pioneer Fund. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.

Equity investments

      Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

      The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

      o The stock market goes down (this risk may be greater in the short term)
      o The fund's equity investments do not have the growth potential or value characteristics originally expected
      o Stocks selected for income do not achieve the same return as securities selected for capital growth
      o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments

      Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

      The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

      o Interest rates go up causing the value of the fund's portfolio to decline
      o The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its credit rating downgraded
      o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk

      o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
      o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of smaller companies

      Compared to large companies, small and mid-sized companies, and the market for their equity securities, are likely to:

      o Be more sensitive to changes in the economy, earnings results and investor expectations
      o     Have more limited product lines and capital resources
      o     Experience sharper swings in market values
      o     Be harder to sell at the times and prices Pioneer thinks appropriate
      o     Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers

      Specific risks associated with the real estate industry include:

      o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
      o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
      o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
      o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities

      Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced to the extent the fund invests in issuers in the lesser-developed emerging markets or in one region, such as Europe or the Pacific Rim. These risks may include:

      o Less information about the non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
      o Adverse effect of currency exchange rates or controls on the value of the fund's investments
      o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
      o Economic, political and social developments may adversely affect securities markets
      o     Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

      Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

      o Increased price sensitivity to changing interest rates and deteriorating economic environment
      o     Greater risk of loss due to default or declining credit quality
      o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
      o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Derivatives

      Certain underlying funds may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:

      o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
      o     As a substitute for purchasing or selling securities
      o To increase the fund's return as a non-hedging strategy that may be considered speculative

Even a small investment in derivatives can have a significant impact on a fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Past Performance

      Set forth below is performance information for AmSouth Strategic
Portfolios: Growth & Income Portfolio. The bar charts show how AmSouth Strategic
Portfolios: Growth & Income Portfolio's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table shows average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

    AmSouth Strategic Portfolios: Growth & Income Portfolio -- Class A Shares
                          Calendar Year Total Returns*

[BAR CHART]

2000       4.21%
2001      -2.29%
2002      -8.54%
2003      17.38%
2004       7.39%

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 9.52% for the quarter ended June 30, 2003, and the lowest quarterly return was -8.83% for the quarter ended September 30, 2002.

           Pioneer Ibbotson Moderate Allocation Fund -- Class A Shares
                           Calendar Year Total Returns

      Pioneer Ibbotson Moderate Allocation Fund began investment operations in August 2004. Since the Pioneer Fund has conducted investment operations for less than one calendar year, it may not disclose any performance information in this prospectus. The fund's performance will vary from year to year. Past performance does not necessarily indicate how a fund will perform in the future. As a shareowner, you may lose or make money on your investment.

             AmSouth Strategic Portfolios: Growth & Income Portfolio
     Average Annual Total Returns (for the periods ending December 31, 2004)

                                                                          1 Year   5 Years   Since Inception
                                                                                                (1/27/99)
------------------------------------------------------------------------------------------------------------
AmSouth Strategic Portfolios: Growth & Income Portfolio, Class A Shares
Return Before Taxes                                                        1.46%    2.10%         2.69%
Return After Taxes on Distributions                                        0.98%    0.95%         1.61%
Return After Taxes on Distributions and Sale of Fund Shares                0.94%    1.18%         1.71%
AmSouth Strategic Portfolios: Growth & Income Portfolio, Class B Shares
Return Before Taxes                                                        1.77%    2.16%         3.00%
AmSouth Strategic Portfolios: Growth & Income Portfolio, Class I Shares
Return Before Taxes                                                        7.51%    3.32%         4.22%
Return After Taxes on Distributions                                        7.00%    2.14%         3.11%
Return After Taxes on Distributions and Sale of Fund Shares                4.87%    2.21%         3.02%
S&P 500 Index(1)                                                          10.87%   -2.30%         0.66%
(reflects no deduction for fees, expenses or taxes)

(1) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

The table above shows the impact of taxes on AmSouth Strategic Portfolios:
Growth & Income Portfolio's returns. After-tax returns are only shown for Class A shares and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Funds' Fees and Expenses

      Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Strategic Portfolios: Growth & Income Portfolio, the expenses of AmSouth Strategic Portfolios: Growth & Income Portfolio for the period ended January 31, 2005 and (ii) for Pioneer Ibbotson Moderate Allocation Fund, the estimated expenses for the period ended January 31, 2005. Future expenses for all share classes may be greater or less. Shareholders of AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio are also being asked to approve the reorganization of their fund into Pioneer Ibbotson Moderate Allocation Fund. The tables also show (1) the pro forma expenses of the combined Fund assuming the Reorganization occurred on January 31, 2005 and (2) the pro forma expenses of the combined Fund assuming the reorganization of AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio into Pioneer Ibbotson Moderate Allocation Fund also occurred on January 31, 2005.

 Shareholder            AmSouth        Pioneer     Combined      Combined              AmSouth
 transaction            Strategic     Ibbotson       Fund          Fund               Strategic
  fees (paid           Portfolios     Moderate      (Pro        (including            Portfolios
directly from          Growth &      Allocation     Forma)       AmSouth               Growth &
     your               Income          Fund                     Moderate               Income
 investment)         Portfolio(1)                                 Growth &            Portfolio
                                                                   Income
                                                               Portfolio)(Pro
                                                                   Forma)
                        Class A        Class A     Class A        Class A              Class B
-------------------------------------------------------------------------------------------------
Maximum                  5.50%(2)       5.75%       5.75%            5.75%               None
sales charge
(load) when
you buy
shares as a
percentage of
offering price
-------------------------------------------------------------------------------------------------
Maximum                   None          None        None             None               5.00%(3)
deferred sales
charge (load)
as a
percentage of
purchase price
or the amount
you receive
when you sell
shares,
whichever is
less
-------------------------------------------------------------------------------------------------
Redemption               2.00%(4)       None        None             None               2.00%(4)
fees
-------------------------------------------------------------------------------------------------

 Shareholder          Pioneer      Combined        Combined          AmSouth           Combined           Combined Fund
 transaction          Ibbotson     Fund (Pro         Fund           Strategic          Fund (Pro           (including
  fees (paid          Moderate      Forma)        (including        Portfolios          Forma)               AmSouth
directly from        Allocation                    AmSouth           Growth &                               Moderate
     your               Fund                       Moderate           Income                                Growth &
 investment)                                       Growth &         Portfolio                                Income
                                                    Income                                               Portfolio) (Pro
                                                  Portfolio)                                                 Forma)
                                                 (Pro Forma)
                      Class B       Class B        Class B           Class I          Class Y(8)           Class Y(8)
------------------------------------------------------------------------------------------------------------------------
Maximum                 None          None           None              None               None                 None
sales charge
(load) when
you buy
shares as a
percentage of
offering price
------------------------------------------------------------------------------------------------------------------------
Maximum                4.00%          4.00%          4.00%              None              None                 None
deferred sales
charge (load)
as a
percentage of
purchase price
or the amount
you receive
when you sell
shares,
whichever is
less
------------------------------------------------------------------------------------------------------------------------
Redemption              None          None           None              2.00%(4)          None                  None
fees
------------------------------------------------------------------------------------------------------------------------

 Shareholder            AmSouth        Pioneer     Combined      Combined              AmSouth
 transaction            Strategic     Ibbotson       Fund          Fund               Strategic
  fees (paid           Portfolios     Moderate      (Pro        (including            Portfolios
directly from           Growth &     Allocation     Forma)       AmSouth               Growth &
     your                Income         Fund                     Moderate               Income
 investment)         Portfolio(1)                                 Growth &            Portfolio
                                                                   Income
                                                               Portfolio)(Pro
                                                                   Forma)
                        Class A        Class A     Class A        Class A              Class B
-------------------------------------------------------------------------------------------------
Annual fund
operating
expenses
(deducted
from fund
assets) (as a
% of average
net assets)
-------------------------------------------------------------------------------------------------
Management              0.20%           0.17%(6)    0.17%(6)         0.17%(6)           0.20%
fee
-------------------------------------------------------------------------------------------------
Distribution             None           0.25%       0.25%            0.25%              0.75%
and service
(12b-1) fee
-------------------------------------------------------------------------------------------------
Other                   0.57%           0.68%       0.35%            0.32%              0.61%
expenses(5)
-------------------------------------------------------------------------------------------------
Estimated               1.50%           0.68%       0.68%            0.32%              2.24%
indirect
expenses
-------------------------------------------------------------------------------------------------
Total fund              2.27%           1.78%(7)    1.45%            1.42%              3.05%
operating
expenses
-------------------------------------------------------------------------------------------------
Expense                 0.25%           0.20%        N/A              N/A               0.30%
reimbursement
/reduction
-------------------------------------------------------------------------------------------------
Net fund                2.02%           1.58%       1.45%            1.42%              2.75%
operating
expenses
-------------------------------------------------------------------------------------------------

 Shareholder          Pioneer      Combined        Combined          AmSouth           Combined           Combined Fund
 transaction          Ibbotson     Fund (Pro         Fund           Strategic          Fund (Pro           (including
  fees (paid          Moderate      Forma)        (including        Portfolios          Forma)               AmSouth
directly from        Allocation                    AmSouth           Growth &                               Moderate
     your               Fund                       Moderate           Income                                Growth &
 investment)                                       Growth &         Portfolio                                Income
                                                    Income                                               Portfolio) (Pro
                                                  Portfolio)                                                 Forma)
                                                 (Pro Forma)
                      Class B       Class B        Class B           Class I          Class Y(8)           Class Y(8)
------------------------------------------------------------------------------------------------------------------------
Annual fund
operating
expenses
(deducted
from fund
assets) (as a
% of average
net assets)
------------------------------------------------------------------------------------------------------------------------
Management             0.17%(6)       0.17%(6)       0.17%(6)          0.20%              0.17%(6)             0.17%(6)
fee
------------------------------------------------------------------------------------------------------------------------
Distribution           1.00%          1.00%          1.00%             None               None                 None
and service
(12b-1) fee
------------------------------------------------------------------------------------------------------------------------
Other                  0.80%          0.80%          0.80%             0.47%              0.31%                0.27%
expenses(5)
------------------------------------------------------------------------------------------------------------------------
Estimated              0.68%          0.64%          0.56%             1.45%              0.31%                0.27%
indirect
expenses
------------------------------------------------------------------------------------------------------------------------
Total fund             2.65%(7)       2.49%          2.41%             2.12%              1.16%                1.12%
operating
expenses
------------------------------------------------------------------------------------------------------------------------
Expense                0.20%          0.01%           N/A              0.20%               N/A                  N/A
reimbursement
/reduction
------------------------------------------------------------------------------------------------------------------------
Net fund               2.45%          2.48%          2.41%             1.92%              1.16%                1.12%
operating
expenses
------------------------------------------------------------------------------------------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A Shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B Shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses for your AmSouth Fund are being limited to 0.32% for Class A shares, 0.31% for Class B shares and 0.27% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time. Pioneer has contractually agreed not to impose all or a portion of its fees or to limit other direct ordinary operating expenses to the extent required to reduce expenses, other than "Estimated average expense ratio of underlying funds," to 0.74% of the average daily net assets attributable to Class A shares and 1.64% of average daily net assets attributable to Class B shares. This expense limitation is in effect for Class A shares until December 1, 2008 and in effect for Class B until December 1, 2006. There can be no assurance that Pioneer will extend these expense limitations past such dates. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.

(6) The management fee payable by the Pioneer Fund is equal to 0.13% of average daily net assets attributable to the Pioneer Fund's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since initially all of the underlying funds are managed by Pioneer, the management fee will initially be 0.13% of average daily net assets.

(7) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(8) Class Y shares of the Pioneer Fund are being offered for the first time in connection with the Reorganization.

The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                                                                                             Combined Fund
                                                                                          (including AmSouth
                                                                                         Strategic Portfolios:
                         AmSouth Strategic                                               Moderate Growth &
Number of years you    Portfolios: Growth &       Pioneer Ibbotson       Combined Fund     Income Portfolio)
  own your shares        Income Portfolio     Moderate Allocation Fund    (Pro Forma)         (Pro Forma)
--------------------   --------------------   ------------------------   -------------   ---------------------
Class A
--------------------------------------------------------------------------------------------------------------
Year 1                        $  737                   $  726                $  714             $  711
--------------------------------------------------------------------------------------------------------------
Year 3                        $1,129                   $1,085                $1,007             $  998
--------------------------------------------------------------------------------------------------------------
Year 5                        $1,544                      N/A                $1,322             $1,307
--------------------------------------------------------------------------------------------------------------
Year 10                       $2,700                      N/A                $2,210             $2,179
--------------------------------------------------------------------------------------------------------------
Class B --- assuming redemption at end of period
--------------------------------------------------------------------------------------------------------------
Year 1                        $  777                   $  648                $  651             $  644
--------------------------------------------------------------------------------------------------------------
Year 3                        $1,150                   $1,104                $1,075             $1,051
--------------------------------------------------------------------------------------------------------------
Year 5                        $1,650                      N/A                $1,425             $1,385
--------------------------------------------------------------------------------------------------------------
Year 10                       $2,881                      N/A                $2,569             $2,501
--------------------------------------------------------------------------------------------------------------
Class B --- assuming no redemption
--------------------------------------------------------------------------------------------------------------
Year 1                        $  277                   $  248                $  251             $  244
--------------------------------------------------------------------------------------------------------------
Year 3                        $  850                   $  804                $  775             $  751
--------------------------------------------------------------------------------------------------------------
Year 5                        $1,450                      N/A                $1,325             $1,285
--------------------------------------------------------------------------------------------------------------
Year 10                       $2,881                      N/A                $2,569             $2,501
--------------------------------------------------------------------------------------------------------------
                              Class I                                        Class Y
--------------------------------------------------------------------------------------------------------------
Year 1                        $  188                      N/A                $  118             $  114
--------------------------------------------------------------------------------------------------------------
Year 3                        $  582                      N/A                $  368             $  356
--------------------------------------------------------------------------------------------------------------
Year 5                        $ 1001                      N/A                $  638             $  617
--------------------------------------------------------------------------------------------------------------
Year 10                       $2,169                      N/A                $1,409             $1,363
--------------------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

      The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Strategic Portfolios: Growth & Income Portfolio. The Trustees considered the following matters, among others, in approving the proposal.

      First, AAMI, the investment adviser to your Amsouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

      Second, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges.

      Third, Pioneer Ibbotson Moderate Allocation Fund's management fee (0.17% of average daily net assets) is lower than the advisory fee of your Fund (0.20% of average daily net assets). Both the historical and estimated pro forma expenses of the Pioneer Fund, after giving effect to the Reorganization, on a gross and net basis are lower than your Fund's gross and net operating expenses. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares.

     Fourth, because of Pioneer distribution arrangements, Pioneer Fund has greater potential to further increase the assets compared to your Fund. Further assets growth is anticipated to further reduce the combined Fund's gross operating expenses per share.

     Fifth, the Class A, B and Y shares of the Pioneer Fund received in the Reorganization will provide AmSouth Fund shareholders with exposure to a similar investment product as they currently have. The Trustees also noted that the allocation decisions are made by Ibbotson, a leading asset allocation adviser, and that the Pioneer Fund intends, as soon as permitted by the Securities and Exchange Commission, to include unaffiliated mutual funds as underlying funds.

     Sixth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares. Although the Reorganization will result in a per share decrease in capital loss carryforwards, the potential negative tax consequences of this aspect of the Reorganization are outweighed by the advantages of the Reorganization. The Reorganization will also result in a per share decrease in net unrealized capital gains.

     Pioneer and AmSouth Bank will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of AmSouth Fund in connection with the Reorganization.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005. The table also sets forth the pro forma capitalization of the combined Fund as of May 31, 2005, assuming the shareholders of AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio approve the reorganization of their fund into Pioneer Ibbotson Moderate Allocation Fund.

                                                                                                    Pro Forma Pioneer
                                                                                                    Ibbotson Moderate
                                                                                                     Allocation Fund
                                                                                                        (including
                                                                                                    AmSouth Strategic
                                                                                                        Portfolios:
                                    AmSouth Strategic      Pioneer Ibbotson     Pro Forma Pioneer    Moderate Growth
                                  Portfolios: Growth &    Moderate Allocation   Ibbotson Moderate        Income &
                                  Income Portfolio Fund           Fund           Allocation Fund        Portfolio)
                                      May 31, 2005            May 31, 2005        May 31, 2005         May 31, 2005
                                  ---------------------   -------------------   -----------------   ------------------
Total Net Assets (in thousands)         $  113,640             $   45,791           $  159,430          $  211,011
----------------------------------------------------------------------------------------------------------------------
     Class A shares...........          $   55,716             $   26,035           $   81,751          $  105,349
----------------------------------------------------------------------------------------------------------------------
     Class B shares...........          $   19,098             $    7,824           $   26,923          $   40,751
----------------------------------------------------------------------------------------------------------------------
     Class I/Y shares.........          $   38,825                    N/A           $   38,825          $   52,979
Net Asset Value Per Share
----------------------------------------------------------------------------------------------------------------------
     Class A shares...........          $    10.09             $    10.77           $    10.77          $    10.77
----------------------------------------------------------------------------------------------------------------------
     Class B shares...........          $    10.05             $    10.42           $    10.42          $    10.42
----------------------------------------------------------------------------------------------------------------------
     Class I/Y shares.........          $    10.13                    N/A           $    10.77          $    10.77
Shares Outstanding
----------------------------------------------------------------------------------------------------------------------
     Class A shares...........           5,521,241              2,417,639            7,591,546           9,782,884

     Class B shares...........           1,900,376                751,050            2,584,294           3,911,684
     Class I/Y shares.........           3,832,756                    N/A            3,605,325           4,919,719

      It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

      For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

      The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

Information about the underlying funds

The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the funds intend to invest may change from time to time and the funds may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and SAI for each underlying fund is available on the SEC's website as well as on our website at www.pioneerfunds.com.

Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

The underlying funds that invest primarily in equity securities are:

Pioneer Fund

Investment objective

Reasonable income and capital growth.

Principal investment strategies

The fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

Pioneer

Pioneer Research Fund

Investment objective

Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as preferred stocks, depositary receipts, rights and warrants.

Investment Adviser

Pioneer

Pioneer Growth Leaders Fund

Investment objective

Long term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in common and preferred stocks and securities convertible into stocks. Securities convertible into stocks include depositary receipts on stocks, convertible debt securities, warrants and rights. The fund offers a broad investment program for the equity portion of an investor's portfolio, with an emphasis on mid and large capitalization issuers traded in the U.S. However, the fund may invest in issuers of any capitalization.

Investment Adviser

Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Strategic Growth Fund

Investment objective

Long term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of U.S. issuers. The fund invests primarily in securities, traded in the U.S., of issuers that the subadviser believes have substantial international activities. In evaluating whether an issuer has substantial international activities, the subadviser considers the degree to which the issuer has non-U.S. reported sales and revenues, operating earnings or tangible assets. The fund may invest up to 20% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.

Investment Adviser

Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Oak Ridge Large Cap Growth Fund

Investment objective

Capital appreciation.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization U.S. companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher that $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer AmPac Growth Fund

Investment objective

Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:

      o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)

      o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.

The fund also may invest up to 30% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.

Investment Adviser

Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Value Fund

Investment objective

Reasonable income and capital growth.

Principal investment strategies

The fund seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

Pioneer

Pioneer Mid Cap Growth Fund

Investment objective

Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is, companies with market values within the range of market values of issuers included in the Russell Midcap Growth Index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser

Pioneer

Pioneer Cullen Value Fund

Investment objective

Capital appreciation. Current income is a secondary objective.

Principal investment strategies

The fund invests primarily in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging market issuers. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Investment Adviser

Pioneer

Pioneer Mid Cap Value Fund

Investment objective

Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The fund focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

Pioneer

Pioneer Small and Mid Cap Growth Fund

Investment objective

Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P Mid Cap 400 Index. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in an index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Oak Ridge Small Cap Growth Fund

Investment objective

Capital appreciation.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization U.S. companies with market capitalizations of $2 billion or less. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. Small capitalization companies have market capitalizations at the time of acquisition of $2 billion or less. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer Small Cap Value Fund

Investment objective

Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the fund's portfolio so that, under normal circumstances, the capitalization range of the fund's portfolio is consistent with the inclusion of the fund in the Lipper Small-Cap category. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser

Pioneer

Pioneer International Equity Fund

Investment objective

Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. The fund focuses on securities of issuers located in countries with developed markets (other than the United States) but may allocate up to 10% of its assets in countries with emerging economies or securities markets. Developed markets outside the United States generally include, but are not limited to, the countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index. The fund's assets must be allocated to securities of issuers located in at least three non-U.S. countries. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser

Pioneer

Pioneer International Value Fund

Investment objective

Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the fund's assets in such countries or currencies will subject the fund to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

The fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred shares. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser

Pioneer

Pioneer Europe Select Fund

Investment objective

Capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of European issuers. The fund's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The fund generally focuses on mid- and large-capitalization European issuers. Equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in connection with its investments.

Investment Adviser

Pioneer

Pioneer Emerging Markets Fund

Investment objective

Long-term growth of capital.

Principal investment strategies

The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers (i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers).

Investment Adviser

Pioneer

Pioneer Real Estate Shares

Investment objective

Long-term growth of capital. Current income is a secondary objective.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as warrants, rights, interests in REITs and preferred stocks.

Investment Adviser

Pioneer (adviser); AEW Management and Advisors, L.P. (subadviser)

The underlying funds that invest primarily in debt securities are:

Pioneer Bond Fund

Investment objective

To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the fund's portfolio.

Principal investment strategies

The fund invests primarily in:

      o Debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

      o Debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,

      o Cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

Normally, the fund invests at least 80% of its total assets in these securities. In addition, the fund may invest up to 20% of its total assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Investment Adviser

Pioneer

Pioneer High Yield Fund

Investment objective

Maximize total return through a combination of income and capital appreciation.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Investment Adviser

Pioneer

Pioneer Short Term Income Fund

Investment objective

A high level of current income to the extent consistent with a relatively high level of stability of principal.

Principal investment strategies

The fund invests primarily in:

      o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

      o Debt securities, including convertible debt, of corporate and other issuers and commercial paper

      o     Mortgage-backed and asset-backed securities

      o     Short-term money market instruments

Normally, at least 80% of the fund's net assets are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. Cash and cash equivalents may include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Investment Adviser

Pioneer

Pioneer Cash Reserves Fund

Investment objective

High current income, preservation of capital and liquidity through investments in high-quality short-term securities.

Principal investment strategies

The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:

      o     U.S. and foreign banks

      o     U.S. and foreign corporate issuers

      o     The U.S. government and its agencies and instrumentalities

      o     Foreign governments

      o     Multinational organizations such as the World Bank

The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.

Investment Adviser

Pioneer

Pioneer Strategic Income Fund

Investment objective

A high level of current income.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer Investment Management, Inc., the fund's investment adviser, allocates the fund's investments among the following three segments of the debt markets:

      o Below investment grade (high yield) securities of U.S. and non-U.S. issuers

      o     Investment grade securities of U.S. issuers

      o     Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends. The fund invests primarily in:

      o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities

      o Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt

      o     Mortgage-backed and asset-backed securities

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.

Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.

Depending upon Pioneer's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

Investment Adviser

Pioneer

      AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio and
                    Pioneer Ibbotson Moderate Allocation Fund

                                  PROPOSAL 1(m)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

      The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

      Each Fund is structured as a "fund of funds," which means all of its assets are invested in other mutual funds ("underlying funds"). Your Fund invests only in other AmSouth funds. Currently, the Pioneer Fund only invests in other Pioneer funds but is seeking an exemptive order from the Securities and Exchange Commission that would permit the Pioneer Fund to invest, in addition, in mutual funds that are not managed by Pioneer. To the extent that Pioneer receives an order from the Securities and Exchange Commission that permits Pioneer to invest in such other non-Pioneer underlying funds, Pioneer and the Pioneer Fund intend to rely on such order, subject to any applicable conditions of the order. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

      Comparison of AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio to Pioneer Ibbotson Moderate Allocation Fund

                             AmSouth Strategic Portfolios: Moderate Growth    Pioneer Ibbotson Moderate Allocation Fund
                             & Income Portfolio
------------------------------------------------------------------------------------------------------------------------------
Business                     A diversified series of AmSouth Funds, an        A series of Pioneer Ibbotson Asset Allocation
                             open-end management investment company           Series, a diversified open-end management
                             organized as a Massachusetts business trust.     investment company organized as a Delaware
                                                                              statutory trust.

Net assets as of March 31,   $50.6 million                                    $34.3 million
2005

Investment advisers and      Investment Adviser:                              Investment Adviser:
portfolio managers           AAMI                                             Pioneer

                             Portfolio Manager:                               Investment Subadviser:
                             Day-to-day management of AmSouth Strategic       Ibbotson Associates Advisors, LLC ("Ibbotson")
                             Portfolios: Moderate Growth & Income Portfolio
                             is the responsibility of the AmSouth Strategy    Portfolio Managers:
                             Committee, and no person is primarily            Day-to-day management of Pioneer Ibbotson
                             responsible for making recommendations to the    Moderate Allocation Fund is the responsibility
                             Committee. The Committee members consist of      of portfolio managers and members of
                             John Boston, CFA, Fred Crown, CFA, Paige B.      Ibbotson's Investment Committee headed by
                             Daniel, David M. Dasari, CFA, Joseph T.          Roger Ibbotson. Roger Ibbotson founded
                             Keating, Ronald E. Lindquist, John Mark          Ibbotson in 1977 and is the firm's Chairman.
                             McKenzie, Matt Smith, CFA, Brian B. Sullivan,    Peng Chen, Ph.D., managing director and chief
                             CFA, Doug S. Williams and Jason Waters.          investment officer at Ibbotson, conducts
                                                                              research projects on asset allocation,
                             Mr. Boston is Chief Fixed Income Officer for     portfolio risk measurement, nontraditional
                             AAMI. He began his career in investment          assets, and global financial markets. Dr. Chen
                             management with AmSouth Bank in 1987 and has     joined Ibbotson in 1997. Michael E. Annin,
                             been associated with AAMI since 1996. Mr.        managing director, manages the investment
                             Boston received his CFA charter in 1993 and is   management services and data products group
                             an active member and past president of           for Ibbotson. Scott Wentsel, senior portfolio

                             AmSouth Strategic Portfolios: Moderate Growth    Pioneer Ibbotson Moderate Allocation Fund
                             & Income Portfolio
------------------------------------------------------------------------------------------------------------------------------
                             the Alabama Society of Financial Analysts. He    manager, is responsible for management of the
                             also serves as the portfolio manager for the     firm's fund-of-funds business which includes
                             AmSouth High Quality Bond Fund. Mr. Boston is    oversight of its investment management staff
                             a Senior Vice President of AmSouth Bank and      and process. Alexander E. Kaye, portfolio
                             Vice President of AAMI.                          manager, is responsible for managing the
                                                                              delivery of fund-of-funds programs for
                             Mr. Crown has been employed with AmSouth Bank    institutional and retail clients, which
                             since 1982 and AAMI since 2001. He was an        includes asset allocation modeling, portfolio
                             Institutional Fund Manager with AAMI             construction, fund classification and manager
                             (2001-2003) and has been a Regional Manager      due diligence. Brian Huckstep, portfolio
                             since 2003. Mr. Crown is a Senior Vice           manager, is responsible for managing the
                             President of AmSouth Bank.                       delivery of fund-of-funds programs for
                                                                              institutional and retail clients, which
                             Ms. Daniel has been employed with AmSouth Bank   includes asset allocation modeling, portfolio
                             since 1999. She has been employed by AAMI as     construction, fund classification, and manager
                             the Director of Alternative Strategies since     due diligence.
                             2003. She is an Assistant Vice President with
                             AmSouth Bank.

                             Mr. Dasari has been employed with AmSouth Bank since 2002 and AAMI since 2003. He is Director of Individual Security Management for
                             AAMI. Prior to joining AmSouth Bank, he was Assistant Vice President at Fifth Third Bank.
                             Mr. Dasari is a Vice President of AmSouth Bank.

                             Mr. Keating has been employed with AmSouth
                             Bank since 2001 and AAMI since 2002. He is the Chairman and Chief Investment Officer of
                             AAMI. Prior to 2001, he was employed as the Chief Market Strategist and Chief Fixed Income
                             Officer of Fifth Third Bank. Mr. Keating is an Executive Vice-President of AmSouth Bank.

                             Mr. Lindquist has been employed with AAMI since December 1999. Prior to December 1999,
                             Mr. Lindquist was employed by First American
                             National Bank (since May 1998), and by Deposit
                             Guaranty National Bank, and Commercial
                             National Bank (since 1978). First American
                             National Bank, Deposit Guaranty National Bank and Commercial National Bank are predecessors of AmSouth Bank and affiliates of AAMI. He also serves as the portfolio manager for the AmSouth Large Cap Fund. Mr. Lindquist is a
                             Senior Vice President of AmSouth Bank and Vice
                             President of AAMI.

                             Mr. McKenzie has been involved in investment management since 1981, with portfolio management expertise in both equity and fixed

                             AmSouth Strategic Portfolios: Moderate Growth    Pioneer Ibbotson Moderate Allocation Fund
                             & Income Portfolio
------------------------------------------------------------------------------------------------------------------------------
                             income securities. Mr. McKenzie co-managed the
                             AmSouth Government Income Fund from 1999 to
                             2002 and managed it from 2003 to 2004. Mr.
                             McKenzie has been associated with the Trust
                             Investment Department of AmSouth Bank, and
                             banks acquired by AmSouth Bank, since 1984 and
                             joined AAMI in 2003. Mr. McKenzie is a Senior
                             Vice President of AmSouth Bank and Vice
                             President of AAMI.

                             Mr. Smith has been employed with AmSouth Bank since 1988. He has been employed by AAMI as a Regional Manager since 2004. He is a Senior
                             Vice President with AmSouth Bank.

                             Mr. Sullivan has been an officer of AAMI since
                             1996 and joined AmSouth Bank in 1984. Prior to serving as Director of Fixed Income for AmSouth Bank's Trust Department, Mr. Sullivan managed equity portfolios and held the position of equity research coordinator for AmSouth Bank's Trust Department. Mr. Sullivan is a Senior Vice President of AmSouth Bank and
                             Vice President of AAMI.

                             Mr. Waters has been employed with AmSouth Bank since 1999. He has been employed as an Institutional Portfolio Manager with AAMI since 2001. Mr. Williams is a Senior Vice
                             President of AmSouth Bank.

                             Mr. Williams has been employed with AmSouth
                             Bank since 2002. He has been employed as a Regional Manager with AAMI since 2004. Prior to 2002, Mr. Williams was a Director of Portfolio Management with Fifth Third Bank
                             (1988-2002). Mr. Williams is a Senior Vice
                             President of AmSouth Bank.

Investment objective         AmSouth Strategic Portfolios: Moderate Growth    Pioneer Ibbotson Moderate Allocation Fund
                             & Income Portfolio seeks to provide investors    seeks long-term capital growth and current
                             with current income and a moderate level of      income.
                             capital growth.

Primary investments          Each Fund allocates its investments among underlying funds within pre-determined strategy ranges.

                             AmSouth Strategic Portfolios: Moderate Growth    Pioneer Ibbotson Moderate Allocation Fund
                             & Income Portfolio
------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio:
                             AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio allocates its assets among the following underlying funds within the ranges set forth below based upon AAMI's outlook for the economy, financial markets and relative market valuations of the underlying AmSouth Funds.

                              Underlying Fund                                 Allocation Range
                              AmSouth Value Fund                                  0-15%
                              AmSouth Select Equity Fund                          0-10%
                              AmSouth Enhanced Market Fund                        0-15%
                              AmSouth Large Cap Fund                              0-10%
                              AmSouth Capital Growth Fund                         0-15%
                              AmSouth Mid Cap Fund                                0-10%
                              AmSouth Small Cap Fund                              0-10%
                              AmSouth International Equity Fund                   0-10%
                              AmSouth Government Income Fund                      0-25%
                              AmSouth High Quality Bond Fund                      0-70%
                              AmSouth Limited Term Bond Fund                      0-25%
                              AmSouth Prime Money Market Fund                      0-5%

                             The selection of the underlying funds and their ranges are not fundamental and may be changed without the prior approval of AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio's
                             shareholders.

                             AmSouth Strategic Portfolios: Moderate Growth    Pioneer Ibbotson Moderate Allocation Fund
                             & Income Portfolio
------------------------------------------------------------------------------------------------------------------------------
                             Pioneer Ibbotson Moderate Allocation Fund:

                             Because this is a moderate allocation fund, the majority of Pioneer Ibbotson Moderate
                             Allocation Fund's assets will be invested in equity and bond funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds. Under normal circumstances, Pioneer Ibbotson Moderate Allocation Fund initially expects to invest its assets among asset classes in the following ranges:

                             Short-Term
                             Investments         Equity Fund         Fixed Income Fund
                             Allocation          Allocation          Allocation
                             ---------------------------------------------------------
                             0-5%                  55-65%                35-45%

                             Based upon the analysis described under "Asset allocation process," the fund initially expects to invest its assets in underlying mutual funds within the following ranges:

                             Fund Name                                               Percentage of Fund Holdings
                             -----------------------------------------------------------------------------------
                             Pioneer Fund                                                       0-20%
                             -----------------------------------------------------------------------------------
                             Pioneer Research Fund                                              0-20%
                             -----------------------------------------------------------------------------------
                             Pioneer Growth Leaders Fund (formerly Pioneer
                             Papp Stock Fund)                                                   0-20%
                             -----------------------------------------------------------------------------------
                             Pioneer Strategic Growth Fund (formerly Pioneer
                             Papp Strategic Growth Fund)                                        0-20%
                             -----------------------------------------------------------------------------------
                             Pioneer Oak Ridge Large Cap Growth Fund                            0-20%
                             -----------------------------------------------------------------------------------
                             Pioneer AmPac Growth Fund (formerly Pioneer Papp
                             America-Pacific Rim Fund)                                          0-20%
                             -----------------------------------------------------------------------------------
                             Pioneer Value Fund                                                 0-20%
                             -----------------------------------------------------------------------------------
                             Pioneer Mid Cap Growth Fund                                        0-20%
                             -----------------------------------------------------------------------------------
                             Pioneer Mid Cap Value Fund                                         0-20%
                             -----------------------------------------------------------------------------------
                             Pioneer Small and Mid Cap Growth Fund (formerly
                             Pioneer Papp Small and Mid Cap Growth Fund)                        0-20%
                             -----------------------------------------------------------------------------------
                             Pioneer Oak Ridge Small Cap Growth Fund                            0-20%
                             -----------------------------------------------------------------------------------
                             Pioneer Small Cap Value Fund                                       0-20%
                             -----------------------------------------------------------------------------------
                             Pioneer International Equity Fund                                  0-20%
                             -----------------------------------------------------------------------------------
                             Pioneer International Value Fund                                   0-20%
                             -----------------------------------------------------------------------------------
                             Pioneer Europe Select Fund                                         0-20%
                             -----------------------------------------------------------------------------------
                             Pioneer Emerging Markets Fund                                      0-20%
                             -----------------------------------------------------------------------------------
                             Pioneer Real Estate Shares                                         0-20%
                             -----------------------------------------------------------------------------------
                             Pioneer High Yield Fund                                            0-20%
                             -----------------------------------------------------------------------------------
                             Pioneer Bond Fund                                                  0-25%
                             -----------------------------------------------------------------------------------
                             Pioneer Strategic Income Fund                                      0-25%
                             -----------------------------------------------------------------------------------
                             Pioneer Short Term Income Fund                                     0-25%
                             -----------------------------------------------------------------------------------
                             Pioneer Cash Reserves Fund                                         0-20%
                             -----------------------------------------------------------------------------------

                             The Fund may change its target allocation to each asset class, the underlying fund in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders. Certain of the Pioneer Funds into which the AmSouth Funds are being reorganized are not currently included in the above list of funds underlying the Pioneer Fund. Pioneer and Ibbotson may determine to include such additional
                             Pioneer Funds in the list of permitted investments for the Pioneer Fund into which your Fund is being reorganized. Alternatively, Pioneer and Ibbotson may determine to hold those additional
                             Pioneer Funds temporarily until the Pioneer Fund's portfolio is rebalanced.

                             Appendix A contains a summary description of each of the underlying Pioneer funds.

                             AmSouth Strategic Portfolios: Moderate Growth    Pioneer Ibbotson Moderate Allocation Fund
                             & Income Portfolio
------------------------------------------------------------------------------------------------------------------------------
                             Normally, the Fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the Fund may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the Fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The
                             Fund intends to adopt a defensive strategy when Pioneer or Ibbotson believes securities in which the Fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.

Borrowing                    AmSouth Strategic Portfolios: Moderate Growth    Pioneer Ibbotson Moderate Allocation Fund may
                             & Income Portfolio may not borrow money or       not borrow money, except on a temporary basis
                             issue senior securities, except that the Fund    and to the extent permitted by applicable law,
                             may borrow from banks or enter into reverse      the Fund may: (a) borrow from banks or through
                             repurchase agreements for temporary emergency    reverse repurchase agreements in an amount up
                             purposes in amounts up to 33 1/3% of the value   to 33 1/3% of the Fund's total assets
                             of its total assets at the time of such          (including the amount borrowed); (b) borrow up
                             borrowing. AmSouth Strategic Portfolios:         to an additional 5% of the Fund's assets for
                             Moderate Growth & Income Portfolio will not      temporary purposes; (c) obtain such short-term
                             purchase securities while borrowings             credits as are necessary for the clearance of
                             (including reverse repurchase agreements) in     portfolio transactions; (d) purchase
                             excess of 5% of its total assets are             securities on margin; and (e) engage in
                             outstanding. In addition, AmSouth Strategic      transactions in mortgage dollar rolls that are
                             Portfolios: Moderate Growth & Income Portfolio   accounted for as financings.
                             is permitted to participate in a credit
                             facility whereby the Fund may directly lend to
                             and borrow money from another AmSouth Fund for
                             temporary purposes, provided that the loans
                             are made in accordance with an order of
                             exemption from the SEC and any conditions
                             thereto.

Other investment policies    As described above, the Funds have substantially similar principal investment strategies and
and restrictions             policies. Certain of the non-principal investment policies and restrictions are different.
                             For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

                                             Buying, Selling and Exchanging Shares

Class A sales charges and    Class A shares are offered with an initial       Class A shares are offered with initial sales
Rule 12b-1 Fees              sales charge of up to 5.50% of the offering      charges up to 5.75% of the offering price,
                             price, which is reduced depending upon the       which is reduced or waived for large purchases
                             amount invested or, in certain circumstances,    and certain types of investors. At the time of
                             waived. Class A shares bought as part of an      your purchase, your investment firm may
                             investment of $1 million or more are not         receive a commission from Pioneer Funds
                             subject to an initial sales charge, but may be   Distributor, Inc. ("PFD"), the Fund's
                             charged a contingent deferred sales charge       distributor, of up to 2% declining as the size
                             ("CDSC") of 1.00% if sold within one year of     of your investment increases.
                             purchase.

                             Class A shares pay a shareholder servicing fee   There is no CDSC, except in certain
                             (non 12b-1) of up to 0.25% of average daily      circumstances when the initial sales charge is
                             net assets.                                      waived.

                             AmSouth Strategic Portfolios: Moderate Growth    Pioneer Ibbotson Moderate Allocation Fund
                             & Income Portfolio
------------------------------------------------------------------------------------------------------------------------------
                                                                              Class A shares are subject to distribution and
                                                                              service (12b-1) fees of up to 0.25% of average
                                                                              daily net assets.

Class B sales charges and    Class B shares are offered without an initial    Class B shares are offered without an initial
Rule 12b-1 fees              sales charge, but are subject to a CDSC of up    sales charge, but are subject to a CDSC of up
                             to 5%. For Class B shares purchased prior to     to 2% if you sell your shares. The charge is
                             the combination of AmSouth Funds with ISG        reduced over time and is not charged after
                             Funds, the CDSC on such Class B shares held      five years. Your investment firm may receive a
                             continuously declines over six years, starting   commission from PFD, the Fund's distributor,
                             with year one and ending in year seven from:     at the time of your purchase of up to 2%.
                             4%, 3%, 3%, 2%, 2%, 1%. For all other Class B
                             shares held continuously, the CDSC declines      Class B shares are subject to distribution and
                             over six years, starting with year one and       service (12b-1) fees of up to 1% of average
                             ending in year seven from: 5%, 4%, 3%, 3%, 2%,   daily net assets.
                             1%. Eight years after purchase (seven years in
                             the case of shares acquired in the ISG           Class B shares acquired through the
                             combination), Class B shares automatically       Reorganization will be subject to the CDSC and
                             convert to Class A shares.                       commission schedules applicable to the
                                                                              original purchase.
                             Class B shares pay a shareholder servicing fee
                             (non 12b-1) of up to 0.25% of average daily      Maximum purchase of Class B shares in a single
                             net assets and a distribution (12b-1) fee of     transaction is $49,999.
                             up to 0.75% of average daily net assets.

                             Maximum investment for all Class B purchases by a shareholder for the Fund's shares is $99,999.

Class I and Class Y sales    AmSouth Strategic Portfolios: Moderate Growth    The Fund does not impose any initial,
charges and Rule 12b-1 fees  & Income Portfolio does not impose any initial   contingent deferred or asset based sales
                             or CDSC on Class I shares.                       charge on Class Y shares.

                             The Fund may impose a shareholder servicing      The distributor incurs the expenses of
                             fee (non 12b-1) of up to 0.15% of average        distributing the Fund's Class Y shares, none
                             daily net assets.                                of which are reimbursed by the Fund or the
                                                                              Class Y shareowners.

Management and other fees    AmSouth Strategic Portfolios: Moderate Growth    The management fee payable by Pioneer Ibbotson
                             & Income Portfolio pays an advisory fee on a     Moderate Allocation Fund is equal to 0.13% of
                             monthly basis at an annual rate of 0.20% of      average daily net assets attributable to the
                             the Fund's average daily net assets.             Fund's investments in underlying funds managed
                                                                              by Pioneer and cash and 0.17% of average daily
                             ASO Services Company, Inc. ("ASO") serves as     net assets attributable to other investments,
                             administrator and fund accounting agent for      including underlying funds that are not
                             the Fund. The Fund pays ASO an administrative    managed by Pioneer, with breakpoints at
                             services fee of 0.15% of the Fund's average      incremental asset levels. Since currently all
                             daily net assets.                                of the underlying funds are managed by
                                                                              Pioneer, the management fee will initially be
                             Other expenses of the Fund are being limited     0.13% of average daily net assets.
                             to 0.38% for Class A shares, 0.37% for Class B
                             shares and 0.33% for Class I shares. Any fee     In addition, the Fund reimburses Pioneer for
                             waiver or expense reimbursement arrangement is   certain fund accounting and legal expenses
                             voluntary and may be discontinued at any         incurred on behalf of the Fund and pays a

                             AmSouth Strategic Portfolios: Moderate Growth    Pioneer Ibbotson Moderate Allocation Fund
                             & Income Portfolio
------------------------------------------------------------------------------------------------------------------------------
                             time. You also indirectly bear a pro rata        separate shareholder servicing/transfer agency
                             share of the fees and expenses of the            fee to PIMSS, an affiliate of Pioneer.
                             underlying funds.
                                                                              Pioneer has contractually agreed not to impose
                             For the fiscal year ended July 31, 2004, the     all or a portion of its fees or to limit other
                             Fund's annual operating expenses for Class A     direct ordinary operating expenses to the
                             shares, after giving effect to the expense       extent required to reduce expenses, other than
                             limitation were 0.58%, and without giving        "Estimated average expense ratio of underlying
                             effect to the expense limitation, were 0.81%     funds," to 0.74% of the average daily net
                             of average daily net assets. As of January       assets attributable to Class A shares and
                             12, 2005, estimated total direct and indirect    1.52% of average daily net assets attributable
                             expenses were 1.94% of average daily net         to Class B shares. There is no expense
                             assets.                                          limitation with respect to the Class Y shares.
                                                                              This expense limitation is in effect for Class
                             For the fiscal year ended July 31, 2004, the     A shares until December 1, 2008 and in effect
                             Fund's annual operating expenses for Class B     for Class B shares until December 1, 2006.
                             shares, after giving effect to the expense       There can be no assurance that Pioneer will
                             limitation were 1.32%, and without giving        extend these expense limitations past such
                             effect to the expense limitation, were 1.55%     dates. The expense limitation does not limit
                             of average daily net assets. As of January 12,   the expenses of the underlying funds
                             2005, estimated total direct and indirect        indirectly incurred by a shareholder.
                             expenses were 2.68% of average daily net
                             assets.                                          Class Y shares of the Pioneer Fund are being
                                                                              offered for the first time in connection with
                             For the fiscal year ended July 31, 2004, the     the Reorganization.
                             Fund's annual operating expenses for Class I
                             shares, after giving effect to the expense
                             limitation were 0.53%, and without giving
                             effect to the expense limitation, were 0.76%
                             of average daily net assets. As of January 12,
                             2005, estimated total direct and indirect
                             expenses were 1.84% of average daily net
                             assets.

Buying shares                You may buy shares of the Fund directly          You may buy shares from any investment firm
                             through BISYS Fund Services, the Fund's          that has a sales agreement with PFD, the
                             distributor, or through brokers, registered      Pioneer Fund's distributor.
                             investment advisers, banks and other financial
                             institutions that have entered into selling      If the account is established in the
                             agreements with the Fund's distributor, as       shareholder's own name, shareholders may also
                             described in the Fund's prospectus.              purchase additional shares of the Fund by
                                                                              telephone or online.
                             Certain account transactions may be done by
                             telephone.

Exchanging shares            You can exchange your shares in the Fund for     You may exchange your shares for shares of the
                             shares of the same class of another AmSouth      same class of another Pioneer mutual fund.
                             fund, usually without paying additional sales    Your exchange request must be for at least
                             charges. You must meet the minimum investment    $1,000.
                             requirements for the Fund into which you are
                             exchanging. Exchanges from one fund to another   After you establish an eligible fund account,
                             are taxable. Class A shares may be exchanged     you can exchange fund shares by telephone or
                             for Class I shares of the same Fund or another   online.
                             AmSouth Fund if you

                             AmSouth Strategic Portfolios: Moderate Growth    Pioneer Ibbotson Moderate Allocation Fund
                             & Income Portfolio
------------------------------------------------------------------------------------------------------------------------------
                             become eligible to purchase Class I shares.
                             Class I shares may be exchanged for Class A
                             shares of the same fund. No transaction fees
                             are currently charged for exchanges.

                             If you sell your shares or exchange them for shares of another AmSouth Fund within 7 days of the date of purchase, you will be charged a 2.00% fee on the current net asset value of the shares sold or exchanged. The fee is paid to the Fund to offset the costs associated with short-term trading, such as portfolio transaction and administrative costs.

                             The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                             The fee will be charged on all covered
                             redemptions and exchanges, including those made through retirement plan, brokerage and other types of omnibus accounts (except where it is not practical for the plan administrator or brokerage firm to implement the fee). The
                             Fund will not impose the redemption fee on a redemption or exchange of shares purchased upon the reinvestment of dividend and capital gain distributions.

Selling shares               Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.

                             You may sell your shares by contacting the       Normally, your investment firm will send your
                             Fund directly in writing or by telephone or by   request to sell shares to PIMSS. You can also
                             contacting a financial intermediary as           sell your shares by contacting the Fund
                             described in the Fund's prospectus.              directly if your account is registered in your
                                                                              name.

                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders may also
                                                                              redeem shares of the Pioneer Fund by telephone
                                                                              or online.

Comparison of Principal Risks of Investing in the Funds

      Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on an investment in a Fund or a Fund may not perform as well as other investment options.

Fund of funds structure and layering of fees

      Each Fund is structured as a fund of funds. Each Fund's investments are focused in the underlying funds, so the Fund's investment performance is directly related to the performance of the underlying funds. Each Fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the Funds mainly invest in the underlying funds, as opposed to other types of securities, the Funds do not have the same flexibility in their portfolio holdings as many mutual funds. In addition, each Fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in a Fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the Fund and the underlying funds.

      The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the Fund's transactions in shares of the underlying funds.

      Currently, Pioneer manages all of the funds underlying the Pioneer Fund. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.

Equity investments

      Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

      The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

      o The stock market goes down (this risk may be greater in the short term)
      o The fund's equity investments do not have the growth potential or value characteristics originally expected
      o Stocks selected for income do not achieve the same return as securities selected for capital growth
      o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments

      Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

      The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

      o Interest rates go up causing the value of the fund's portfolio to decline
      o The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its credit rating downgraded
      o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk
      o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk
      o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of smaller companies

      Compared to large companies, small and mid-sized companies, and the market for their equity securities, are likely to:

      o Be more sensitive to changes in the economy, earnings results and investor expectations
      o     Have more limited product lines and capital resources
      o     Experience sharper swings in market values
      o     Be harder to sell at the times and prices Pioneer thinks appropriate
      o     Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers

            Specific risks associated with the real estate industry include:
      o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes
      o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
      o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
      o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities

      Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced to the extent the fund invests in issuers in the lesser-developed emerging markets or in one region, such as Europe or the Pacific Rim. These risks may include:

      o Less information about the non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
      o Adverse effect of currency exchange rates or controls on the value of the fund's investments
      o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
      o Economic, political and social developments may adversely affect securities markets
      o     Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

      Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

      o Increased price sensitivity to changing interest rates and deteriorating economic environment
      o     Greater risk of loss due to default or declining credit quality
      o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments
      o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Derivatives

      Certain underlying funds may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:

      o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates
      o     As a substitute for purchasing or selling securities
      o To increase the fund's return as a non-hedging strategy that may be considered speculative

      Even a small investment in derivatives can have a significant impact on a fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Past Performance

      Set forth below is performance information for AmSouth Strategic
Portfolios: Moderate Growth & Income Portfolio. The bar chart shows how AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table shows average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar chart gives an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

       AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio --
                                 Class A Shares
                          Calendar Year Total Returns*

[BAR CHART]

2000               0.59%
2001              -5.77%
2002             -13.33%
2003              21.81%
2004               2.89%

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 7.94% for the quarter ended June 30, 2003, and the lowest quarterly return was -6.80% for the quarter ended September 30, 2002.

           Pioneer Ibbotson Moderate Allocation Fund -- Class A Shares
                           Calendar Year Total Returns

      Pioneer Ibbotson Moderate Allocation Fund began investment operations in August 2004.

      Since the Pioneer Fund has conducted investment operations for less than one calendar year, it may not disclose any performance information in this prospectus. The Fund's performance will vary from year to year. Past performance does not necessarily indicate how a fund will perform in the future. As a shareowner, you may lose or make money on your investment.

        AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio Average Annual Total Returns (for the periods ending December 31, 2004)

                                                                                                      Since Inception
                                                                                   1 Year   5 Years       (1/28/99)
---------------------------------------------------------------------------------------------------------------------
AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio, Class A Shares
---------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                 0.59%     2.90%        3.04%
---------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                                 0.00%     1.70%        1.87%
---------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                         0.37%     1.80%        1.93%
---------------------------------------------------------------------------------------------------------------------
AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio, Class B Shares
---------------------------------------------------------------------------------------------------------------------

                                                                                                      Since Inception
                                                                                   1 Year   5 Years       (1/28/99)
---------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                 0.75%     2.96%        2.90%
---------------------------------------------------------------------------------------------------------------------
AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio, Class I Shares
---------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                                 6.59%     4.14%        4.13%
---------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                                 5.95%     2.90%        2.91%
---------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                         4.26%     2.85%        2.81%
---------------------------------------------------------------------------------------------------------------------
S&P 500 Index(1)                                                                   10.87%    -2.30%        0.66%
(reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------------

(1) The S&P 500, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

The table above shows the impact of taxes on AmSouth Strategic Portfolios:
Moderate Growth & Income Portfolio's returns. After-tax returns are only shown for Class A shares and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Funds' Fees and Expenses

      Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio, the expenses of AmSouth Strategic Portfolios:
Moderate Growth & Income Portfolio for the period ended January 31, 2005 and
(ii) for Pioneer Ibbotson Moderate Allocation Fund, the estimated expenses for the period ended January 31, 2005. Future expenses for all share classes may be greater or less. Shareholders of AmSouth Strategic Portfolios: Growth & Income Portfolio are also being asked to approve the reorganization of their fund into Pioneer Ibbotson Moderate Allocation Fund. The tables also show (1) the pro forma expenses of the combined Fund assuming the Reorganization occurred on January 31, 2005 and (2) the pro forma expenses of the combined Fund assuming the reorganization of AmSouth Strategic Portfolios: Growth & Income Portfolio into Pioneer Ibbotson Moderate Allocation Fund also occurred on January 31, 2005.

 Shareholder       AmSouth       Pioneer     Combined   Combined Fund     AmSouth      Pioneer
 transaction      Strategic      Ibbotson      Fund      (including      Strategic     Ibbotson
 fees (paid       Portfolios     Moderate      (Pro        AmSouth       Portfolios    Moderate
directly from      Moderate     Allocation    Forma)      Growth &        Moderate    Allocation
    your           Growth &        Fund                    Income         Growth &       Fund
investment)         Income                               Portfolio)        Income
                 Portfolio(1)                            (Pro Forma)      Portfolio
------------------------------------------------------------------------------------------------
                   Class A       Class A     Class A       Class A         Class B     Class B
------------------------------------------------------------------------------------------------
Maximum sales      5.50%(2)       5.75%       5.75%        5.75%           None         None
charge (load)
when you buy
shares as a
percentage of
offering price
------------------------------------------------------------------------------------------------
Maximum            None           None        None         None            5.00%(3)     4.00%
deferred
sales charge
(load) as a
percentage of
purchase
price or the
amount you
receive when
you sell
shares,
whichever is
less
------------------------------------------------------------------------------------------------
Redemption         2.00%(4)       None        None         None            2.00%(4)     None
fees
------------------------------------------------------------------------------------------------

 Shareholder     Combined      Combined       AmSouth       Combined    Combined Fund
 transaction     Fund (Pro       Fund        Strategic     Fund (Pro     (including
 fees (paid       Forma)      (including     Portfolios     Forma)         AmSouth
directly from                   AmSouth       Moderate                    Growth &
    your                       Growth &       Growth &                     Income
investment)                     Income         Income                    Portfolio)
                               Portfolio)    Portfolio                   (Pro Forma)
                              (Pro Forma)
-------------------------------------------------------------------------------------
                  Class B       Class B        Class I    Class Y(8)     Class Y(8)
-------------------------------------------------------------------------------------
Maximum sales      None          None            None        None            None
charge (load)
when you buy
shares as a
percentage of
offering price
-------------------------------------------------------------------------------------
Maximum            4.00%         4.00%           None        None            None
deferred
sales charge
(load) as a
percentage of
purchase
price or the
amount you
receive when
you sell
shares,
whichever is
less
-------------------------------------------------------------------------------------
Redemption         None          None            2.00%(4))   None            None
fees
-------------------------------------------------------------------------------------

 Shareholder       AmSouth       Pioneer     Combined   Combined Fund     AmSouth      Pioneer
 transaction      Strategic      Ibbotson      Fund      (including      Strategic     Ibbotson
 fees (paid       Portfolios     Moderate      (Pro        AmSouth       Portfolios    Moderate
directly from      Moderate     Allocation    Forma)      Growth &        Moderate    Allocation
    your           Growth &        Fund                    Income         Growth &       Fund
investment)         Income                               Portfolio)        Income
                 Portfolio(1)                            (Pro Forma)      Portfolio
------------------------------------------------------------------------------------------------
                   Class A       Class A     Class A       Class A         Class B     Class B
------------------------------------------------------------------------------------------------
Annual fund
operating
expenses
(deducted
from fund
assets) (as a
% of average
net assets)
------------------------------------------------------------------------------------------------
Management fee     0.20%          0.17%(6)    0.17%(6)     0.17%(6)        0.20%        0.17%(6)
------------------------------------------------------------------------------------------------
Distribution       None           0.25%       0.25%        0.25%           0.75%        1.00%
and service
(12b-1) fee
------------------------------------------------------------------------------------------------
Other              0.68%          0.68%       0.65%        0.32%(5)        0.71%        0.80%
expenses(5)
------------------------------------------------------------------------------------------------
Estimated          1.49%          0.68%       0.68%        0.68%           2.24%        0.68%
indirect
expenses
------------------------------------------------------------------------------------------------
Total fund
operating          2.37%          1.90%(7)    1.75%        1.42%           3.90%        2.65%(7)
expenses
------------------------------------------------------------------------------------------------
Expense            0.35%          0.19        0.17%         N/A            0.38%        0.45%
reimbursement/
reduction
------------------------------------------------------------------------------------------------
Net fund           2.02%          1.71%       1.58%        1.42%           3.52%        2.20%
operating
expenses
------------------------------------------------------------------------------------------------

 Shareholder     Combined      Combined       AmSouth       Combined    Combined Fund
 transaction     Fund (Pro       Fund        Strategic     Fund (Pro     (including
 fees (paid       Forma)      (including     Portfolios     Forma)         AmSouth
directly from                   AmSouth       Moderate                    Growth &
    your                       Growth &       Growth &                     Income
investment)                     Income         Income                    Portfolio)
                               Portfolio)    Portfolio                   (Pro Forma)
                              (Pro Forma)
-------------------------------------------------------------------------------------
                  Class B       Class B        Class I    Class Y(8)     Class Y(8)
-------------------------------------------------------------------------------------
Annual fund
operating
expenses
(deducted
from fund
assets) (as a
% of average
net assets)
-------------------------------------------------------------------------------------
Management fee     0.17%(6)      0.17%(6)        0.20%       0.17%(6)        0.17%(6)
-------------------------------------------------------------------------------------
Distribution       1.00%         1.00%           None        None            None
and service
(12b-1) fee
-------------------------------------------------------------------------------------
Other              0.87%         0.56%           0.59%       0.57%           0.27%
expenses(5)
-------------------------------------------------------------------------------------
Estimated          0.68%         0.68%           1.44%       0.68%           0.68%
indirect
expenses
-------------------------------------------------------------------------------------
Total fund
operating          2.72%         2.41%           2.23%       1.42%           1.12%
expenses
-------------------------------------------------------------------------------------
Expense            0.52%         0.21            0.31%        N/A             N/A
reimbursement/
reduction
-------------------------------------------------------------------------------------
Net fund           2.20%         2.20%           1.92%       1.42%           1.12%
operating
expenses
-------------------------------------------------------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses for your AmSouth Fund are being limited to 0.33% for Class A shares, 0.33% for Class B shares and 0.28% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time. Pioneer has contractually agreed not to impose all or a portion of its fees or to limit other direct ordinary operating expenses to the extent required to reduce expenses, other than "Estimated average expense ratio of underlying funds," to 0.74% of the average daily net assets attributable to Class A shares and 1.52% of average daily net assets attributable to Class B shares. This expense limitation is in effect for Class A shares until December 1, 2008 and in effect for Class B until December 1, 2006. There can be no assurance that Pioneer will extend these expense limitations past such dates. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.

(6) The management fee payable by the Pioneer Fund is equal to 0.13% of average daily net assets attributable to the Pioneer Fund's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since initially all of the underlying funds are managed by Pioneer, the management fee will initially be 0.13% of average daily net assets.

(7) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(8) Class Y shares of the Pioneer Fund are being offered for the first time in connection with the Reorganization.

The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                                                                                                Combined Fund
                                                                                             (including AmSouth
                                                                                                  Strategic
                         AmSouth Strategic                                                      Portfolios:
                       Portfolios: Moderate       Pioneer Ibbotson                             Growth & Income
 Number of years you      Growth & Income        Moderate Allocation       Combined Fund         Portfolio)
   own your shares           Portfolio                  Fund                (Pro Forma)          (Pro Forma)
---------------------------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------------------------
Year 1                       $   747                   $  726                 $   726              $  711
---------------------------------------------------------------------------------------------------------------
Year 3                       $ 1,157                   $1,085                 $ 1,045              $  998
---------------------------------------------------------------------------------------------------------------
Year 5                       $ 1,593                     N/A                  $ 1,422              $1,307
---------------------------------------------------------------------------------------------------------------
Year 10                      $ 2,798                     N/A                  $ 2,477              $2,179
---------------------------------------------------------------------------------------------------------------
Class B --- assuming redemption at end of period
---------------------------------------------------------------------------------------------------------------
Year 1                       $   786                   $  648                 $   651              $  644
---------------------------------------------------------------------------------------------------------------
Year 3                       $ 1,177                   $1,104                 $ 1,122              $1,051
---------------------------------------------------------------------------------------------------------------
Year 5                       $ 1,694                     N/A                  $ 1,518              $1,385
---------------------------------------------------------------------------------------------------------------
Year 10                      $ 2,971                     N/A                  $ 2,800              $2,501
---------------------------------------------------------------------------------------------------------------
Class B --- assuming no redemption
---------------------------------------------------------------------------------------------------------------
Year 1                       $   286                     $248                 $   251              $  244
---------------------------------------------------------------------------------------------------------------
Year 3                       $   877                     $804                 $   822              $  751
---------------------------------------------------------------------------------------------------------------
Year 5                       $ 1,494                     N/A                  $ 1,418              $1,285
---------------------------------------------------------------------------------------------------------------
Year 10                      $ 2,971                     N/A                  $ 2,800              $2,501
---------------------------------------------------------------------------------------------------------------
                             Class I                                          Class Y
---------------------------------------------------------------------------------------------------------------
Year 1                       $   199                     N/A                  $   145              $  114
---------------------------------------------------------------------------------------------------------------
Year 3                       $   615                     N/A                  $   449              $  356
---------------------------------------------------------------------------------------------------------------
Year 5                       $  1057                     N/A                  $   776              $  617
---------------------------------------------------------------------------------------------------------------
Year 10                      $ 2,285                     NA                   $ 1,702              $1,363
---------------------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

      The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio. The Trustees considered the following matters, among others, in approving the proposal.

      First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

      Second, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $15.7 billion in fixed income securities. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges.

     Third, Pioneer Ibbotson Moderate Allocation Fund's management fee (0.17% of average daily net assets) is lower than the advisory fee of your Fund (0.20% of average daily net assets). Both the historical and estimated pro forma expenses of the Pioneer Fund, after giving effect to the Reorganization, on a gross and net basis are lower than your Fund's gross and net operating expenses. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares.

     Fourth, because of Pioneer distribution arrangements, Pioneer Fund has greater potential to further increase the assets compared to your Fund. Further assets growth is anticipated to further reduce the combined Fund's gross operating expenses per share.

     Fifth, the Class A, B and Y shares of the Pioneer Fund received in the Reorganization will provide AmSouth Fund shareholders with exposure to a similar investment product as they currently have. The Trustees also noted that the allocation decision was made by Ibbotson, a leading asset allocation adviser, and that the Pioneer Fund intends, as soon as permitted by the SEC, to include unaffiliated mutual funds as underlying funds.

     Sixth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bank will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of AmSouth Fund in connection with the Reorganization.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005. The table also sets forth the pro forma capitalization of the combined Fund as of May 31, 2005, assuming the shareholders of AmSouth Strategic Portfolios: Growth & Income Portfolio approve the reorganization of their fund into Pioneer Ibbotson Moderate Allocation Fund.

                                                                                                 Pro Forma
                                                                                                  Pioneer
                                                                                                  Ibbotson
                                                                                                  Moderate
                                                                                              Allocation Fund
                                                                                                 (including
                                                                                Pro Forma         AmSouth
                                                                                 Pioneer         Strategic
                                      AmSouth Strategic        Pioneer          Ibbotson        Portfolios:
                                         Portfolios:           Ibbotson         Moderate          Growth &
                                       Moderate Growth         Moderate        Allocation          Income
                                      & Income Portfolio   Allocation Fund        Fund           Portfolio)
                                         May 31, 2005        May 31, 2005     May 31, 2005      May 31, 2005
                                      ------------------   ---------------    ------------    ---------------
Total Net Assets (in thousands)          $   51,581           $   45,791      $     97,372      $  211,011
     Class A shares ...........          $   23,598           $   26,035      $     49,633      $  105,349
     Class B shares ...........          $   13,828           $    7,824      $     21,653      $   40,751
     Class I/Y shares .........          $   14,154                  N/A      $     14,154      $   52,979
Net Asset Value Per Share
     Class A shares ...........          $    10.01           $    10.77      $      10.77      $    10.77
     Class B shares ...........          $     9.96           $    10.42      $      10.42      $    10.42
     Class I/Y shares .........          $    10.04                  N/A      $      10.77      $    10.77
Shares Outstanding
     Class A shares ...........           2,356,370            2,417,639         4,608,977       9,782,884

     Class B shares ...........           1,389,040              751,050         2,078,440       3,911,684
     Class I/Y shares .........           1,409,269                  N/A         1,314,394       4,919,719

      It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

      For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

      The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                                                                      Appendix A

Information about the underlying funds

The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the funds intend to invest may change from time to time and the funds may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and SAI for each underlying fund is available on the SEC's website as well as on our website at www.pioneerfunds.com.

Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

The underlying funds that invest primarily in equity securities are:

Pioneer Fund

Investment objective

Reasonable income and capital growth.

Principal investment strategies

The fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

Pioneer

Pioneer Research Fund

Investment objective

Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as preferred stocks, depositary receipts, rights and warrants.

Investment Adviser

Pioneer

Pioneer Growth Leaders Fund

Investment objective

Long term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in common and preferred stocks and securities convertible into stocks. Securities convertible into stocks include depositary receipts on stocks, convertible debt securities, warrants and rights. The fund offers a broad investment program for the equity portion of an investor's portfolio, with an emphasis on mid and large capitalization issuers traded in the U.S. However, the fund may invest in issuers of any capitalization.

Investment Adviser

Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Strategic Growth Fund

Investment objective

Long term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of U.S. issuers. The fund invests primarily in securities, traded in the U.S., of issuers that the subadviser believes have substantial international activities. In evaluating whether an issuer has substantial international activities, the subadviser considers the degree to which the issuer has non-U.S. reported sales and revenues, operating earnings or tangible assets. The fund may invest up to 20% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.

Investment Adviser

Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Oak Ridge Large Cap Growth Fund

Investment objective

Capital appreciation.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization U.S. companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher that $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer AmPac Growth Fund

Investment objective

Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:

      o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)

      o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.

The fund also may invest up to 30% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.

Investment Adviser

Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Value Fund

Investment objective

Reasonable income and capital growth.

Principal investment strategies

The fund seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

Pioneer

Pioneer Mid Cap Growth Fund

Investment objective

Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is, companies with market values within the range of market values of issuers included in the Russell Midcap Growth Index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser

Pioneer

Pioneer Cullen Value Fund

Investment objective

Capital appreciation. Current income is a secondary objective.

Principal investment strategies

The fund invests primarily in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging market issuers. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Investment Adviser

Pioneer

Pioneer Mid Cap Value Fund

Investment objective

Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The fund focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

Pioneer

Pioneer Small and Mid Cap Growth Fund

Investment objective

Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P Mid Cap 400 Index. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in an index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Oak Ridge Small Cap Growth Fund

Investment objective

Capital appreciation.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization U.S. companies with market capitalizations of $2 billion or less. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. Small capitalization companies have market capitalizations at the time of acquisition of $2 billion or less. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer Small Cap Value Fund

Investment objective

Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the fund's portfolio so that, under normal circumstances, the capitalization range of the fund's portfolio is consistent with the inclusion of the fund in the Lipper Small-Cap category. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser

Pioneer

Pioneer International Equity Fund

Investment objective

Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. The fund focuses on securities of issuers located in countries with developed markets (other than the United States) but may allocate up to 10% of its assets in countries with emerging economies or securities markets. Developed markets outside the United States generally include, but are not limited to, the countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index. The fund's assets must be allocated to securities of issuers located in at least three non-U.S. countries. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser

Pioneer

Pioneer International Value Fund

Investment objective

Long-term capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the fund's assets in such countries or currencies will subject the fund to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

The fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.

For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred shares. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser

Pioneer

Pioneer Europe Select Fund

Investment objective

Capital growth.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of European issuers. The fund's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The fund generally focuses on mid- and large-capitalization European issuers. Equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in connection with its investments.

Investment Adviser

Pioneer

Pioneer Emerging Markets Fund

Investment objective

Long-term growth of capital.

Principal investment strategies

The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers (i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers).

Investment Adviser

Pioneer

Pioneer Real Estate Shares

Investment objective

Long-term growth of capital. Current income is a secondary objective.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as warrants, rights, interests in REITs and preferred stocks.

Investment Adviser

Pioneer (adviser); AEW Management and Advisors, L.P. (subadviser)

The underlying funds that invest primarily in debt securities are:

Pioneer Bond Fund

Investment objective

To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the fund's portfolio.

Principal investment strategies

The fund invests primarily in:

      o Debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

      o Debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,

      o Cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

Normally, the fund invests at least 80% of its total assets in these securities. In addition, the fund may invest up to 20% of its total assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Investment Adviser

Pioneer

Pioneer High Yield Fund

Investment objective

Maximize total return through a combination of income and capital appreciation.

Principal investment strategies

Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Investment Adviser

Pioneer

Pioneer Short Term Income Fund

Investment objective

A high level of current income to the extent consistent with a relatively high level of stability of principal.

Principal investment strategies

The fund invests primarily in:

      o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

      o Debt securities, including convertible debt, of corporate and other issuers and commercial paper

      o     Mortgage-backed and asset-backed securities

      o     Short-term money market instruments

Normally, at least 80% of the fund's net assets are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. Cash and cash equivalents may include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Investment Adviser

Pioneer

Pioneer Cash Reserves Fund

Investment objective

High current income, preservation of capital and liquidity through investments in high-quality short-term securities.

Principal investment strategies

The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:

      o     U.S. and foreign banks

      o     U.S. and foreign corporate issuers

      o     The U.S. government and its agencies and instrumentalities

      o     Foreign governments

      o     Multinational organizations such as the World Bank

The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.

Investment Adviser

Pioneer

Pioneer Strategic Income Fund

Investment objective

A high level of current income.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer Investment Management, Inc., the fund's investment adviser, allocates the fund's investments among the following three segments of the debt markets:

      o Below investment grade (high yield) securities of U.S. and non-U.S. issuers

      o     Investment grade securities of U.S. issuers

      o     Investment grade securities of non-U.S. issuers

Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends. The fund invests primarily in:

      o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities

      o Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt

      o     Mortgage-backed and asset-backed securities

The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.

Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.

Depending upon Pioneer's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

Investment Adviser

Pioneer

                       AmSouth High Quality Bond Fund and
                                Pioneer Bond Fund

                                  PROPOSAL 1(n)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

      The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

      Each Fund invests in a portfolio of investment grade fixed income securities and, consequently, the Funds have similar investment policies and risks. Pioneer Bond Fund may invest up to 20% of its net assets in below investment grade fixed income securities while your Fund only invests in investment grade securities. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

        Comparison of AmSouth High Quality Bond Fund to Pioneer Bond Fund

                             AmSouth High Quality Bond Fund                   Pioneer Bond Fund
----------------------------------------------------------------------------------------------------------------------------
Business                     A diversified series of AmSouth Funds, an        A diversified open-end management investment
                             open-end management investment company           company organized as a Delaware statutory
                             organized as a Massachusetts business trust.     trust.

Net assets as of March 31,   $628.6 million                                   $270.3 million
2005

Investment advisers and      Investment Adviser:                              Investment Adviser:
portfolio managers           AAMI                                             Pioneer

                             Portfolio Manager:                               Portfolio Manager:
                             Day to day management of the AmSouth High        Day-to-day management of the Fund's portfolio
                             Quality Bond Fund's portfolio is the             is the responsibility of Kenneth J. Taubes.
                             responsibility of John P. Boston, CFA. Mr.       Mr. Taubes is responsible for overseeing the
                             Boston has served as the portfolio manager for   U.S. and global fixed income teams. Mr. Taubes
                             the Fund since 1999. He also manages the         joined Pioneer as a senior vice president in
                             AmSouth Government Income Fund and the AmSouth   September 1998 and has been an investment
                             Limited Term Income Fund and co-manages the      professional since 1982.
                             AmSouth Balanced Fund. He is Chief Fixed
                             Income Officer for AAMI. Mr. Boston began his
                             career in investment management with AmSouth
                             Bank in 1988 and has been associated with AAMI
                             since 1996.

Investment objective         AmSouth High Quality Bond Fund seeks current     Pioneer Bond Fund seeks current income from an
                             income consistent with the preservation of       investment-grade portfolio with due regard to
                             capital.                                         preservation of capital and prudent investment
                                                                              risk. The Fund also seeks a relatively stable
                                                                              level of dividends; however, the level of
                                                                              dividends will be maintained only if
                                                                              consistent with preserving the investment
                                                                              grade quality of the Fund's portfolio.

Primary investments          Under normal circumstances, the Fund will        Under normal market conditions, Pioneer
                             invest at least 80% of its net assets in         Bond Fund invests at least 80% of total
                             bonds.

                             AmSouth High Quality Bond Fund                   Pioneer Bond Fund
----------------------------------------------------------------------------------------------------------------------------
                             For the purpose of this policy, net              assets in:
                             assets include net assets plus borrowings for
                             investment purposes. AmSouth High Quality Bond   o   Debt securities issued or guaranteed by
                             Fund invests primarily in high quality bonds         the U.S. government or its agencies and
                             and other fixed income securities. These             instrumentalities
                             investments include primarily U.S. corporate     o   Debt securities, including convertible
                             bonds and debentures and notes or bonds issued       debt, of corporate and other issuers
                             or guaranteed by the U.S. government, its            rated at least investment grade at the
                             agencies or instrumentalities. The Fund              time of investment, and comparably rated
                             invests in securities issued by GNMA, which          commercial paper
                             are supported by the full faith and credit of    o   Cash and cash equivalents, certificates of
                             the U.S. government, and securities issued by        deposit, repurchase agreements maturing in
                             FNMA, FHLMC and FHLBs, which are supported by        one week or less and bankers' acceptances
                             the right of the issuer to borrow from the
                             U.S. Treasury. The Fund also invests in debt
                             securities only if they are high-grade (rated
                             at time of purchase in one of the four highest
                             rating categories by a national recognized
                             statistical rating organization, or are
                             determined by AAMI to be of comparable
                             quality). In addition, the Fund also invests
                             in zero-coupon obligations which are
                             securities which do not provide current income
                             but represent ownership of future interest and
                             principal payments on U.S. Treasury bonds.

                             AmSouth High Quality Bond Fund may purchase fixed income securities of any maturity and there is no limit on the Fund's average maturity. AmSouth High Quality Bond Fund's fixed income strategy focuses on managing the Fund's portfolio to produce a total return that will exceed the Lehman Brothers
                             Government/Credit Index while maintaining a risk profile similar to that of the Index.

Investment strategies        AAMI's fixed income portfolio management         Pioneer considers both broad economic and
                             process focuses on the four key areas of         issuer specific factors in selecting a
                             duration management, sector weights, position    portfolio designed to achieve the Fund's
                             on the yield curve and security selection;       investment objective. In assessing the
                             AAMI's goal is to add value in each of these     appropriate maturity, rating and sector
                             four areas through the active management of      weighting of the Fund's portfolio, Pioneer
                             AmSouth High Quality Bond Fund's portfolio.      considers a variety of factors that are
                             Beginning with rigorous fundamental analysis     expected to influence economic activity and
                             of the economy and taking into account           interest rates. These factors include
                             characteristics of the current business and      fundamental economic indicators, such as the
                             interest rate cycles, AAMI arrives at a          rates of economic growth and inflation,
                             projection of the likely trend in interest       Federal Reserve monetary policy and the
                             rates and adjusts duration accordingly.          relative value of the U.S. dollar compared to
                             Analysis of the shape of the yield curve and     other currencies. Once Pioneer determines the
                             yield spreads among bond market sectors leads    preferable portfolio characteristics, it
                             to further refinements in strategy. Using        selects individual securities based upon the
                             securities selected from the U.S. Treasury,      terms of the securities (such as yields
                             Federal                                          compared to U.S.

                             AmSouth High Quality Bond Fund                   Pioneer Bond Fund
----------------------------------------------------------------------------------------------------------------------------
                             Agency, mortgage backed and investment           Treasuries or comparable issuers), liquidity
                             grade credit sectors, AmSouth High Quality       and rating, sector and issuer diversification.
                             Bond Fund's portfolio is constructed and
                             managed to produce returns that exceed the
                             Fund's benchmark index over a full market
                             cycle.

Other investments            The Fund may hold up to 20% of its assets in     Pioneer Bond Fund may invest up to 20% of its
                             cash and cash equivalents. "Cash equivalents"    total assets in debt securities rated below
                             are short-term, interest-bearing instruments     investment grade or, if unrated, of equivalent
                             or deposits known as money market instruments.   quality as determined by Pioneer.

                                                                              Pioneer Bond Fund may invest up to 15% of its
                                                                              total assets in equity and debt securities of
                                                                              non-U.S. corporate issuers and in debt
                                                                              securities of non-U.S. government issuers.

                                                                              Pioneer Bond Fund will not invest more than 5%
                                                                              of its total assets in the securities of
                                                                              emerging markets issuers.

                                                                              Pioneer Bond Fund may invest a substantial
                                                                              portion of its assets in mortgage-related
                                                                              securities, which represent interests in pools
                                                                              of mortgage loans assembled for sale to
                                                                              investors by various U.S. governmental
                                                                              agencies, government-related organizations and
                                                                              private issuers. These investments may include
                                                                              mortgage-related derivative securities such as
                                                                              collateralized mortgage obligations.

                                                                              Pioneer Bond Fund may invest in securities of
                                                                              Canadian issuers to the same extent as
                                                                              securities of U.S. issuers.

Temporary defensive          When AAMI determines adverse market conditions   Pioneer Bond Fund may invest all or part of
strategies                   exist, AmSouth High Quality Bond Fund may        its assets in securities with remaining
                             invest entirely in cash positions, directly in   maturities of less than one year, cash
                             U.S. Government securities and short-term        equivalents or may hold cash.
                             paper, such as bankers' acceptances.

Diversification              Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code").

Industry concentration       AmSouth High Quality Bond Fund may not           Pioneer Bond Fund may not invest more than 25%
                             purchase any securities which would cause more   of its assets in any one industry.
                             than 25% of the value of the Fund's total
                             assets at the time of purchase to be invested
                             in securities of one or more issuers
                             conducting their principal business activities
                             in the same industry, provided that (a) there
                             is no limitation with respect to obligations
                             issued or guaranteed by the U.S. government or
                             its agencies or instrumentalities, and
                             repurchase agreements

                             AmSouth High Quality Bond Fund                   Pioneer Bond Fund
----------------------------------------------------------------------------------------------------------------------------
                             secured by obligations of the U.S. government
                             or its agencies or instrumentalities; (b)
                             wholly owned finance companies will be
                             considered to be in the industries of their
                             parents if their activities are primarily
                             related to financing the activities of their
                             parents; and (c) utilities will be divided
                             according to their services. For example,
                             gas, gas transmission, electric and gas,
                             electric, and telephone will each be
                             considered a separate industry.

                             There is no limitation with respect to
                             municipal securities, which, for purposes of this limitation only, do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user.

Restricted and illiquid      AmSouth High Quality Bond Fund may not invest    Pioneer Bond Fund may not invest more than 15%
securities                   more than 15% of its net assets in securities    of its net assets in securities that are
                             that are restricted as to resale, or for which   illiquid and other securities that are not
                             no readily available market exists, including    readily marketable. Repurchase agreements
                             repurchase agreements providing for settlement   maturing in more than seven days will be
                             more than seven days after notice.               included for purposes of the foregoing limit.

Borrowing                    AmSouth High Quality Bond Fund may not borrow    Pioneer Bond Fund may not borrow money, except
                             money or issue senior securities, except that    the Fund may: (a) borrow from banks or through
                             the Fund may borrow from banks or enter into     reverse repurchase agreements in an amount up
                             reverse repurchase agreements for temporary      to 33 1/3% of the Fund's total assets
                             emergency purposes in amounts up to 33 1/3% of   (including the amount borrowed); (b) to the
                             the value of its total assets at the time of     extent permitted by applicable law, borrow up
                             such borrowing. The Fund will not purchase       to an additional 5% of the Fund's assets for
                             securities while borrowings (including reverse   temporary purposes; (c) obtain such short-term
                             repurchase agreements) in excess of 5% of its    credits as are necessary for the clearance of
                             total assets are outstanding. In addition, the   portfolio transactions; (d) purchase
                             Fund is permitted to participate in a credit     securities on margin to the extent permitted
                             facility whereby the Fund may directly lend to   by applicable law; and (e) engage in
                             and borrow money from other AmSouth funds for    transactions in mortgage dollar rolls that are
                             temporary purposes, provided that the loans      accounted for as financings.
                             are made in accordance with an order of
                             exemption from the SEC and any conditions
                             thereto.

Lending                      AmSouth High Quality Bond Fund may not make      Pioneer Bond Fund may not make loans, except
                             loans, except that the Fund may purchase or      by the purchase of debt obligations, by
                             hold debt instruments in accordance with its     entering into repurchase agreements
                             investment objective and policies, lend Fund     or through the lending of portfolio securities.
                             securities in accordance with its investment
                             objective and policies and enter into
                             repurchase agreements. In addition, the Fund
                             is permitted to participate in a credit
                             facility whereby the Fund may directly lend
                             to and borrow money from other AmSouth funds
                             for temporary purposes, provided that the
                             loans are made in accordance with an order of
                             exemption from

                             AmSouth High Quality Bond Fund                   Pioneer Bond Fund
----------------------------------------------------------------------------------------------------------------------------
                             the SEC and any conditions thereto.

Derivative instruments       AmSouth High Quality Bond Fund may invest in     Pioneer Bond Fund may use futures and options
                             futures contracts and options thereon            on securities, indices and currencies, forward
                             (interest rate futures contracts or index        currency exchange contracts and other
                             futures contracts, as applicable) to commit      derivatives. The Fund does not use derivatives
                             funds awaiting investment, to maintain cash      as a primary investment technique and
                             liquidity or for other hedging purposes. The     generally limits their use to hedging.
                             value of the Fund's contracts may equal or       However, the Fund may use derivatives for a
                             exceed 100% of the Fund's total assets,          variety of non-principal purposes, including:
                             although the Fund will not purchase or sell a      o   As a hedge against adverse changes in
                             futures contract unless immediately afterwards         stock market prices, interest rates or
                             the aggregate amount of margin deposits on its         currency exchange rates
                             existing futures positions plus the amount of      o   As a substitute for purchasing or
                             premiums paid for related futures options              selling securities
                             entered into for other than bona fide hedging      o   To increase the Fund's return as a
                             purposes is 5% or less of its net assets.              non-hedging strategy that may be
                                                                                    considered speculative

Short-term trading           Neither Fund usually trades for short-term profits. A Fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the Fund's investment criteria.

Other investment policies    As described above, the Funds have substantially similar principal investment strategies and
and restrictions             policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

                                            Buying, Selling and Exchanging Shares

Class A sales charges and    Class A shares are offered with an initial       Class A shares are offered with an initial
Rule 12b-1 fees              sales charge of up to 4.00% of the offering      sales charge of up to 4.50% of the offering
                             price, which is reduced depending upon the       price, which is reduced or waived for large
                             amount invested or, in certain circumstances,    purchases and certain types of investors. At
                             waived. Class A shares bought as part of an      the time of your purchase, your investment
                             investment of $1 million or more are not         firm may receive a commission from Pioneer
                             subject to an initial sales charge, but may be   Funds Distributor, Inc. ("PFD"), the Fund's
                             charged a contingent deferred sales charge       distributor, of up to 4% declining as the size
                             ("CDSC") of 1.00% if sold within one year of     of your investment increases.
                             purchase.
                                                                              There is no CDSC, except in certain
                             Class A shares pay a shareholder servicing fee   circumstances when the initial sales charge is
                             (non 12b-1) of up to 0.25% of average daily      waived.
                             net assets.
                                                                              Class A shares are subject to distribution and
                                                                              service (12b-1) fees of up to 0.25% of average
                                                                              daily net assets.

Class B sales charges and    Class B shares are offered without an initial    Class B shares are offered without an initial
Rule 12b-1 fees              sales charge, but are subject to a CDSC of up    sales charge, but are subject to contingent
                             to 5%. For Class B shares purchased prior to     deferred sales charges of up to 4% if you sell
                             the combination of AmSouth Funds with ISG        your shares. The charge is reduced over time
                             Funds, the CDSC on such Class B shares held      and is not charged after five years. Your
                             continuously declines over six years, starting   investment firm may receive a commission

                             AmSouth High Quality Bond Fund                   Pioneer Bond Fund
----------------------------------------------------------------------------------------------------------------------------
                             with year one and ending in year seven from:     from PFD, the Fund's distributor, at the time
                             4%, 3%, 3%, 2%, 2%, 1%. For all other Class B    of your purchase of up to 4%.
                             shares held continuously, the CDSC declines
                             over six years, starting with year one and       Class B shares are subject to distribution and
                             ending in year seven from: 5%, 4%, 3%, 3%,       service (12b-1) fees of up to 1% of average
                             2%, 1%. Eight years after purchase (seven        daily net assets.
                             years in the case of shares acquired in the
                             ISG combination), Class B shares                 Class B shares acquired through the
                             automatically convert to Class A shares.         Reorganization will be subject to the CDSC and
                                                                              commission schedules applicable to the
                             Class B shares pay a shareholder servicing fee   original purchase.
                             (non 12b-1) of 0.25% of average daily net
                             assets and a distribution (12b-1) fee of 0.75%   Maximum purchase of Class B shares in a single
                             of average daily net assets.                     transaction is $49,999.

                             Maximum investment for all Class B purchases by a shareholder for the Fund's shares is $99,999.

Class I and Class Y sales    AmSouth High Quality Bond Fund does not impose   The Fund does not impose any initial,
charges and Rule 12b-1       any initial or CDSC on Class I shares.           contingent deferred or asset based sales
fees                                                                          charge on Class Y shares.

                             The Fund may impose a shareholder servicing      The distributor incurs the expenses of
                             fee (non 12b-1) of up to 0.15% of average        distributing the Fund's Class Y shares, none
                             daily net assets.                                of which are reimbursed by the Fund or the
                                                                              Class Y shareowners.

Management and other fees    AmSouth High Quality Bond Fund pays an           Pioneer Bond Fund pays Pioneer an annual fee
                             advisory fee on a monthly basis at an annual     equal to 0.50% of the Fund's average daily net
                             rate of 0.50% of the Fund's average daily net    assets.
                             assets.
                                                                              In addition, the Fund reimburses Pioneer for
                             ASO Services Company, Inc. ("ASO") serves as     certain fund accounting and legal expenses
                             administrator and fund accounting agent for      incurred on behalf of the Fund and pays a
                             the Fund. The Fund pays ASO an administrative    separate shareholder servicing/transfer agency
                             services fee of 0.15% of the Fund's average      fee to PIMSS, an affiliate of Pioneer.
                             daily net assets.
                                                                              Pioneer has contractually agreed to limit
                             Other expenses of the Fund are being limited     ordinary operating expenses to the extent
                             to 0.48% for Class A shares, 0.49% for Class B   required to reduce fund expenses to 1.00%
                             shares and 0.33% for Class I shares. Any fee     attributable to Class A shares and 1.90%
                             waiver or expense reimbursement arrangement is   attributable to Class B shares. This expense
                             voluntary and may be discontinued at any time.   limitation is in effect through November 1,
                                                                              2007 for Class A shares and November 1, 2006
                             For the fiscal year ended July 31, 2004, the     for Class B shares.
                             Fund's annual operating expenses for Class A
                             shares, after giving effect to the expense       For the fiscal year ended June 30, 2004, the
                             limitation were 0.98%, and without giving        Fund's total annual operating expenses for
                             effect to the expense limitation, were 1.00%     Class A shares, after giving effect to the
                             of average daily net assets.                     expense limitation, were 1.00%, and without
                                                                              giving effect to the expense limitation were
                             For the fiscal year ended July 31, 2004, the     1.15% of average daily net assets.

                             AmSouth High Quality Bond Fund                   Pioneer Bond Fund
----------------------------------------------------------------------------------------------------------------------------
                             Fund's annual operating expenses for Class B     For the fiscal year ended June 30, 2004, the
                             shares, after giving effect to the expense       Fund's total annual operating expenses for
                             limitation were 1.74%, and without giving        Class B shares were 1.98% of average daily net
                             effect to the expense limitation, were 1.76%     assets.
                             of average daily net assets.
                                                                              For the fiscal year ended June 30, 2004, the
                             For the fiscal year ended July 31, 2004, the     Fund's total annual operating expenses for
                             Fund's annual operating expenses for Class I     Class Y shares were 0.58% of average daily net
                             shares, after giving effect to the expense       assets.
                             limitation were 0.83%, and without giving
                             effect to the expense limitation, were 0.90%
                             of average daily net assets.

Buying shares                You may buy shares of the Fund directly          You may buy shares from any investment firm
                             through BISYS Fund Services, the Fund's          that has a sales agreement with PFD, the
                             distributor, or through brokers, registered      Pioneer Fund's distributor.
                             investment advisers, banks and other financial
                             institutions that have entered into selling      If the account is established in the
                             agreements with the Fund's distributor, as       shareholder's own name, shareholders may also
                             described in the Fund's prospectus.              purchase additional shares of the Pioneer Fund
                                                                              by telephone or online.
                             Certain account transactions may be done by
                             telephone.

Exchanging shares            You can exchange your shares in the Fund for     You may exchange your shares for shares of the
                             shares of the same class of another AmSouth      same class of another Pioneer mutual fund.
                             fund, usually without paying additional sales    Your exchange request must be for at least
                             charges. You must meet the minimum investment    $1,000. The Fund allows you to exchange your
                             requirements for the Fund into which you are     shares at net asset value without charging you
                             exchanging. Exchanges from one fund to another   either an initial or contingent deferred
                             are taxable. Class A shares may be exchanged     shares charge at the time of the exchange.
                             for Class I shares of the same Fund or another   Shares you acquire as part of an exchange will
                             AmSouth Fund if you become eligible to           continue to be subject to any contingent
                             purchase Class I shares. Class I shares may be   deferred sales charge that applies to the
                             exchanged for Class A shares of the same fund.   shares you originally purchased. When you
                             No transaction fees are currently charged for    ultimately sell your shares, the date of your
                             exchanges.                                       original purchase will determine your
                                                                              contingent deferred sales charge. An exchange
                             If you sell your shares or exchange them for     generally is treated as a sale and a new
                             shares of another AmSouth fund within 7 days     purchase of shares for federal income tax
                             of the date of purchase, you will be charged a   purposes.
                             2.00% fee on the current net asset value of
                             the shares sold or exchanged. The fee is paid    After you establish an eligible fund account,
                             to the Fund to offset the costs associated       you can exchange Fund shares by telephone or
                             with short-term trading, such as portfolio       online.
                             transaction and administrative costs.

                             The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                             AmSouth High Quality Bond Fund                   Pioneer Bond Fund
----------------------------------------------------------------------------------------------------------------------------
                             The fee will be charged on all covered
                             redemptions and exchanges, including those
                             made through retirement plan, brokerage and
                             other types of omnibus accounts (except where
                             it is not practical for the plan administrator
                             or brokerage firm to implement the fee). The
                             Fund will not impose the redemption fee on a
                             redemption or exchange of shares purchased
                             upon the reinvestment of dividend and capital
                             gain distributions.

Selling shares               Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.

                             You may sell your shares by contacting the       Normally, your investment firm will send your
                             Fund directly in writing or by telephone or by   request to sell shares to PIMSS. You can also
                             contacting a financial intermediary as           sell your shares by contacting the Fund
                             described in the Fund's prospectus.              directly if your account is registered in your
                                                                              name.

                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders may also
                                                                              redeem shares of the Fund by telephone or
                                                                              online.

Comparison of Principal Risks of Investing in the Funds

Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

      o Interest rates go up, causing the value of the Fund's investments to decline

      o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

      o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk

      o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

      o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

      o To the extent that the Fund invests significantly in high yield securities, its exposure to the credit risks associated with such securities may be greater, its income and net asset value may be more volatile and it may be more difficult to achieve preservation of principal

      Government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government.

      To the extent a Fund invest significantly in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than if it invested in other fixed income securities.

      At times, more than 25% of Pioneer Bond Fund's assets may be invested in the same market segment, such as financials. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

Past Performance

      Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table shows average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                AmSouth High Quality Bond Fund -- Class A Shares
                          Calendar Year Total Returns*

[BAR CHART]

1995                            18.41
1996                             2.56
1997                             9.27
1998                             9.19
1999                            -2.56
2000                            12.06
2001                             7.40
2002                            10.66
2003                             2.63
2004                             2.65

            * During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 6.53% for the quarter ended June 30, 1995, and the lowest quarterly return was -2.61% for the quarter ended June 30, 2004.

                       Pioneer Bond Fund -- Class A Shares
                          Calendar Year Total Returns*

[BAR CHART]

1995                            18.16
1996                             1.96
1997                             9.16
1998                             7.69
1999                            -3.20
2000                             8.45
2001                             7.54
2002                             8.77
2003                             8.85
2004                             5.71

            * During the period shown in the bar chart, Pioneer Bond Fund's highest quarterly return was 6.11% for the quarter ended June 30, 1995, and the lowest quarterly return was -2.63% for the quarter ended March 31, 1996.

                         AmSouth High Quality Bond Fund
              Average Annual Total Returns as of December 31, 2004

                                                              1 Year   5 Years   10 Years
-----------------------------------------------------------------------------------------
AmSouth High Quality Bond Fund, Class A Shares
-----------------------------------------------------------------------------------------
Return Before Taxes(1)                                         -1.45%   6.14%     6.64%
-----------------------------------------------------------------------------------------
Return After Taxes on Distributions                            -2.95%   4.13%     4.32%
-----------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares    -0.95%   4.05%     4.26%
-----------------------------------------------------------------------------------------
AmSouth High Quality Bond Fund, Class B Shares
-----------------------------------------------------------------------------------------
Return Before Taxes                                            -3.00%   5.90%     6.25%
-----------------------------------------------------------------------------------------
AmSouth High Quality Bond Fund, Class I Shares(2)
-----------------------------------------------------------------------------------------
Return Before Taxes                                             2.80%   7.16%     7.18%
-----------------------------------------------------------------------------------------
Return After Taxes on Distributions                             1.18%   5.08%     4.81%
-----------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares     1.81%   4.90%     4.71%
-----------------------------------------------------------------------------------------
Merrill Lynch Government Credit Index(3)                        4.15%   7.95%     7.78%
Lehman Brothers Government/Credit Bond Index(4)                 4.18%   8.00%     7.80%
Merrill Lynch Government Credit A-Rated Index(5)                3.72%   7.75%     7.65%
(reflects no deduction for fees, expenses or taxes)
-----------------------------------------------------------------------------------------

(1) Class A shares were first offered on 12/1/88. Performance for the Class B shares, which were first offered on 9/16/97, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date. The historical performance of the Class B shares has been restated to reflect the Fund's Class B shares distribution (12b-1) fees and the contingent deferred sales charge.

(2) Performance for the Class I shares, which were first offered on 9/2/97, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date.

(3) The Merrill Lynch Government Credit Index and the Merrill Lynch Government Credit A-Rated Index, unmanaged indices representative of the total return of government and corporate bonds, are for reference only, do not mirror the Fund's investments, and reflect no deduction for fees, expenses or taxes.

(4)   The Fund has changed its benchmark from the Lehman Brothers
      Government/Credit Bond Index to the Merrill Lynch Government Credit Index to provide a more appropriate market comparison for the Fund's performance.

(5) The Fund has added information regarding the Merrill Lynch Government Credit A-Rated Index to provide an additional index for comparison of the Fund's performance.

The table above shows the impact of taxes on AmSouth High Quality Bond Fund's returns. After-tax returns are only shown for Class A shares and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                             Pioneer Bond Fund
           Average Annual Total Returns as of December 31, 2004

                                                                 1 Year   5 Years   10 Years
--------------------------------------------------------------------------------------------
Pioneer Bond Fund, Class A shares
--------------------------------------------------------------------------------------------
Return Before Taxes                                               0.95%    6.86%      6.69%
--------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                           -0.84%    4.54%      4.16%
--------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(1)    0.59%    4.42%      4.11%
--------------------------------------------------------------------------------------------
Pioneer Bond Fund, Class B shares
--------------------------------------------------------------------------------------------
Return Before Taxes                                               0.82%    6.93%      6.30%
--------------------------------------------------------------------------------------------
Pioneer Bond Fund, Class Y shares
--------------------------------------------------------------------------------------------
Return Before Taxes                                               6.35%    8.18%      7.34%
--------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)                            4.28%    5.68%      4.71%
--------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares(1)    4.09%    5.45%      4.63%
--------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(2)                           4.34%    7.71%      7.72%
(reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index of government, mortgage and asset backed securities, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

The Funds' Fees and Expenses

      Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth High Quality Bond Fund, the expenses of AmSouth High Quality Bond Fund for the period ended January 31, 2005, and (ii) for Pioneer Bond Fund, the expenses of Pioneer Bond Fund for the period ended December 31, 2004. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Fund assuming the Reorganization occurred on December 31, 2004.

Shareholder               AmSouth    Pioneer      Combined    AmSouth    Pioneer    Combined    AmSouth    Pioneer     Combined
transaction fees (paid     High       Bond          Fund       High        Bond     Fund (Pro    High       Bond      Fund (Pro
directly from your        Quality     Fund      (Pro Forma)   Quality      Fund      Forma)     Quality     Fund        Forma)
investment)                Bond                                Bond                               Bond
                          Fund(1)                             Fund(1)                           Fund(1)
-------------------------------------------------------------------------------------------------------------------------------
                          Class A    Class A      Class A     Class B    Class B     Class B    Class I    Class Y     Class Y
-------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge      4.00%(2)   4.50%         4.50%      None       None        None       None       None          None
(load) when you buy
shares as a percentage
of offering price
-------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales    None(2)    None(2)       None(2)    5.00%(3)   4.00%       4.00%      None       None          None
charge (load) as a
percentage of purchase
price or the amount
you receive when you
sell shares, whichever
is less
-------------------------------------------------------------------------------------------------------------------------------
Redemption fees           2.00%(4)   None          None       2.00%(4)   None        None       2.00%(4)   None          None
-------------------------------------------------------------------------------------------------------------------------------
Annual fund operating
expenses (deducted
from fund assets) (as
a % of average net
assets)
-------------------------------------------------------------------------------------------------------------------------------
Management fee            0.50%      0.50%         0.50%      0.50%      0.50%       0.50%      0.50%      0.50%        0.50%
-------------------------------------------------------------------------------------------------------------------------------
Distribution and          None       0.25%         0.25%      0.75%      1.00%       1.00%      None       None         None
service (12b-1) fee
-------------------------------------------------------------------------------------------------------------------------------
Other expenses            0.66%(5)   0.30%         0.30%      0.79%(5)   0.45%       0.46%      0.56%(5)   0.06%        0.06%
-------------------------------------------------------------------------------------------------------------------------------
Total fund operating      1.16%      1.05%(6)      1.05%      2.04%      1.95%(6)    1.95%      1.06%      0.56%(6)     0.56%
expenses
-------------------------------------------------------------------------------------------------------------------------------
Expense                   0.17%      0.05%(7)      0.05%      0.29%       N/A        0.05%(8)   0.21%       N/A          N/A
reimbursement/reduction
-------------------------------------------------------------------------------------------------------------------------------
Net fund operating        0.99%      1.00%         1.00%      1.75%      1.95%       1.90%      0.85%      0.56%        0.56%
expenses
-------------------------------------------------------------------------------------------------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses for your AmSouth Fund are being limited to 0.49% for Class A shares, 0.50% for Class B shares and 0.35% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(7) The expenses in the table above reflect the expense limitation in effect through November 1, 2007, under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class A expenses to 1.00% of the average daily net assets attributable to Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond November 1, 2007.

(8) The expenses in the table above reflect the expense limitation in effect through November 1, 2006, under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class B expenses to 1.90% of the average daily net assets attributable to Class B shares. There can be no assurance that Pioneer will extend the expense limitation beyond November 1, 2006.

      The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, and (e) the expense limitation for your Fund is in effect for year one. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

Number of years you                               AmSouth High Quality Bond                       Combined Fund
 own your shares                                            Fund              Pioneer Bond Fund    (Pro Forma)
---------------------------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------------------------
Year 1                                                     $  513                   $  671           $  671
---------------------------------------------------------------------------------------------------------------
Year 3                                                     $  754                   $  880           $  880
---------------------------------------------------------------------------------------------------------------
Year 5                                                     $1,013                   $1,112           $1,112
---------------------------------------------------------------------------------------------------------------
Year 10                                                    $1,753                   $1,775           $1,775
---------------------------------------------------------------------------------------------------------------
Class B -- assuming redemption at end of period
---------------------------------------------------------------------------------------------------------------
Year 1                                                     $  707                   $  593           $  593
---------------------------------------------------------------------------------------------------------------
Year 3                                                     $  940                   $  902           $  907
---------------------------------------------------------------------------------------------------------------
Year 5                                                     $1,298                   $1,143           $1,148
---------------------------------------------------------------------------------------------------------------
Year 10                                                    $2,143                   $2,033           $2,037
---------------------------------------------------------------------------------------------------------------
Class B -- assuming no redemption
---------------------------------------------------------------------------------------------------------------
Year 1                                                     $  207                   $  193           $  193
---------------------------------------------------------------------------------------------------------------
Year 3                                                     $  640                   $  602           $  607
---------------------------------------------------------------------------------------------------------------
Year 5                                                     $1,098                   $1,043           $1,048
---------------------------------------------------------------------------------------------------------------
Year 10                                                    $2,143                   $2,033           $2,037
---------------------------------------------------------------------------------------------------------------
                                                          Class I                  Class Y
---------------------------------------------------------------------------------------------------------------
Year 1                                                     $  108                   $   57           $   57
---------------------------------------------------------------------------------------------------------------
Year 3                                                     $  337                   $  179           $  179
---------------------------------------------------------------------------------------------------------------
Year 5                                                     $  585                   $  313           $  313
---------------------------------------------------------------------------------------------------------------
Year 10                                                    $1,294                   $  701           $  701
---------------------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

      The Trustees believe that the proposed Reorganization is in the best interests of Amsouth High Quality Bond Fund. The Trustees considered the following matters, among others, in approving the proposal.

      First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

      Second, the historical investment performance of Pioneer Bond Fund is comparable to your AmSouth Fund's investment performance. For the one, five and ten year periods ended December 31, 2004, Class A shares of Pioneer Bond Fund had an average annual return of 0.95% (one year); 6.86% (five year); and 6.69% (ten year), compared to an average annual return of the Class A shares of your AmSouth Fund of -1.45% (one year); 6.14% (five year); and 7.64% (ten year), respectively, during the same period. The Trustees also noted that, for the one and five year periods ended March 31, 2005, Class A shares of Pioneer Bond Fund had an average annual return of 2.67% (one year); and 7.60% (five year), compared to an average annual return of the Class A shares of your AmSouth Fund of -0.25% (one year); and 6.25% (five year), during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

      Third, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $15.7 billion in fixed income searches. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of

UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges.

     Fourth, the aggregate management and administration fees incurred by your AmSouth Fund are higher than the management fee paid by Pioneer Bond Fund. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. With respect to Class I shares, both the gross and net expenses of the Pioneer Fund are lower than your AmSouth Fund. While the pro forma expenses are estimated to be lower for your Class A and B Shares on a gross basis, the expenses will be higher on a net basis. The lower net expenses of your AmSouth Fund are a result of voluntary expense limitations that may be discontinued at any time. The trustees considered the positive factors associated with the Reorganization, such as greater fund assets and potential for growth, to outweigh the negative factors, such as the increase in expenses.

     Fifth, the Class A, B and Y shares of Pioneer Bond Fund received in the Reorganization will provide AmSouth High Quality Bond Fund shareholders with exposure to substantially the same investment product as they currently have.

     Sixth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bank will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of your Fund in connection with the Reorganization.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

                                                                          Pro Forma
                                         AmSouth High     Pioneer Bond   Pioneer Bond
                                      Quality Bond Fund       Fund           Fund
                                        May 31, 2005      May 31, 2005   May 31, 2005
-------------------------------------------------------------------------------------
Total Net Assets (in thousands) ...      $   622,574       $   297,638    $   920,212
   Class A shares .................      $    53,254       $   173,605    $   226,859
   Class B shares .................      $     6,222       $    57,319    $    63,542
   Class I/Y shares ...............      $   563,098       $    18,481    $   581,579
Net Asset Value Per Share
   Class A shares .................      $     11.16       $      9.37    $      9.37
   Class B shares .................      $     11.13       $      9.33    $      9.33
   Class I/Y shares ...............      $     11.16       $      9.30    $      9.30
Shares Outstanding
   Class A shares .................        4,771,272        18,533,637     24,218,924
   Class B shares .................          559,225         6,147,733      6,813,993
   Class I/Y shares ...............       50,444,625         1,986,416     62,510,903

      It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

      For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

      The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                       AmSouth Florida Tax-Exempt Fund and
                      Pioneer Florida Tax Free Income Fund

                                  PROPOSAL 1(o)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

      The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-2, because it contains details that are not in the summary.

      Each Fund seeks to produce as high a level of current interest income exempt from federal income tax and Florida intangible personal property tax as is consistent with the preservation of capital. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

        Comparison of AmSouth Florida Tax-Exempt Fund to Pioneer Florida
                              Tax Free Income Fund

                             AmSouth Florida Tax-Exempt Fund                  Pioneer Florida Tax Free Income Fund
--------------------------------------------------------------------------------------------------------------------------------
Business                     A non-diversified series of AmSouth Funds, an    A newly created, non-diversified series of Pioneer
                             open-end management investment company           Series Trust IV, an open-end management investment
                             organized as a Massachusetts business trust.     company organized as a Delaware statutory trust.

Net assets as of March 31,   $55.3 million                                    None. Pioneer Florida Tax Free Income Fund is
2005                                                                          newly created and does not expect to commence
                                                                              investment operations until the Reorganization
                                                                              occurs.

Investment advisers and      Investment Adviser:                              Investment Adviser:
portfolio managers           AAMI                                             Pioneer

                             Portfolio Manager:                               Portfolio Manager:
                             Day-to-day management of AmSouth Florida         Day-to-day management of the fund's portfolio
                             Tax-Exempt Fund's portfolio is the               is the responsibility of David Eurkus. Mr.
                             responsibility of Dorothy E. Thomas, CFA. Ms.    Eurkus joined Pioneer as a senior vice
                             Thomas has more than 20 years of experience as   president in January 2000 and has been an
                             an investment portfolio manager. She has been    investment professional since 1969. From 1998
                             associated with AmSouth's Trust Investment       to 2000, Mr. Eurkus was a senior vice
                             Group since 1982 and is currently Senior Vice    president of fixed income investing for the
                             President and Trust Investment Officer in        Private Client Group at Brown Brothers
                             charge of tax-free fixed income investments.     Harriman. Prior to that he was a senior vice
                                                                              president at Putnam Investments.

Investment objective         AmSouth Florida Tax-Exempt Fund seeks to         Pioneer Florida Tax Free Income Fund seeks to
                             produce as high a level of current interest      produce as high a level of current interest
                             income exempt from federal income tax and        income exempt from federal income tax and
                             Florida intangible personal property tax as      Florida state intangible personal property
                             is consistent with the preservation of           tax as is consistent with the relative
                             capital.                                         stability of capital.

Primary investments          Normally, AmSouth Florida Tax-Exempt Fund will   Normally, the Fund invests at least 80% of its
                             invest at least 80% of its net assets in         net assets (plus the amount of borrowings, if

                             AmSouth Florida Tax-Exempt Fund                  Pioneer Florida Tax Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
                             municipal securities issued by or on behalf of   any, for investment purposes) in securities
                             the State of Florida and its political           the interest on which is exempt from regular
                             subdivisions, the interest on which, in the      federal income tax and Florida intangible
                             opinion of the issuer's bond counsel at the      personal property tax. Florida does not impose
                             time of issuance, is exempt from federal and     an individual income tax. The Fund may invest
                             state income tax, if any, is not subject to      in securities the interest on which is a tax
                             the federal alternative minimum tax, and is      preference item for purposes of the federal
                             exempt from the Florida intangible personal      alternative minimum tax.
                             property tax. For purposes of this policy, net
                             assets include net assets plus borrowings. The   The Fund's investments may have fixed or
                             Fund invests in Florida municipal securities     variable principal payments and all types of
                             only if they are high-grade (rated at the time   interest rate payment and reset terms,
                             of purchase in one of the four highest rating    including fixed and floating rates, inverse
                             categories by a national recognized              floating rate, zero coupon, contingent,
                             statistical rating organization ("NRSRO") or     deferred and payment in kind and auction rate
                             determined by AAMI to be of comparable           features.
                             quality). The Fund will have a dollar-weighted
                             average maturity of five to ten years.           The Fund may invest in municipal securities
                                                                              of any maturity. Municipal securities with
                                                                              longer maturities are generally more volatile
                                                                              than other fixed income securities with
                                                                              shorter maturities.

Investment strategies        AAMI's fixed income portfolio management         Pioneer considers both broad economic factors
                             process focuses on the four key areas of         and issuer specific factors in selecting a
                             duration management, sector weights, position    portfolio designed to achieve the Fund's
                             on the yield curve and security selection;       investment objective. In assessing the
                             AAMI's goal is to add value in each of these     appropriate maturity and rating weighting of
                             four areas through the active management of      the Fund's portfolio, Pioneer considers a
                             the Fund's portfolio. Beginning with rigorous    variety of factors that are expected to
                             fundamental analysis of the economy and taking   influence economic activity and interest
                             into account characteristics of the current      rates. These factors include fundamental
                             business and interest rate cycles, AAMI          economic indicators, such as the rates of
                             arrives at a projection of the likely trend in   economic growth and inflation, Federal Reserve
                             interest rates and adjusts duration              monetary policy and the relative value of the
                             accordingly. Analysis of the shape of the        U.S. dollar compared to other currencies. Once
                             yield curve and yield spreads among bond         Pioneer determines the preferable portfolio
                             market sectors leads to further refinements in   characteristics, Pioneer selects individual
                             strategy.                                        securities based upon the terms of the
                                                                              securities (such as yields compared to U.S.
                                                                              Treasuries or comparable issues), liquidity
                                                                              and rating and issuer diversification.
                                                                              Pioneer also employs due diligence and
                                                                              fundamental research, an evaluation of the
                                                                              issuer based on its financial statements and
                                                                              operations, to assess an issuer's credit
                                                                              quality, taking into account financial
                                                                              condition, future capital needs and potential
                                                                              for change in rating. In making these
                                                                              portfolio decisions, Pioneer relies on the
                                                                              knowledge, experience and judgment of its
                                                                              staff who have access to a wide variety of
                                                                              research.

Other investments            Under normal circumstances, the Fund may         Pioneer Florida Tax Free Income Fund invests

                             AmSouth Florida Tax-Exempt Fund                  Pioneer Florida Tax Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
                             invest up to 20% of its assets in taxable        primarily in investment grade securities that
                             obligations. For purposes of the 20% basket,     provide income that is exempt from federal
                             the Fund may also invest in municipal            income tax and Florida intangible personal
                             securities of states other than Florida.         property tax but may invest up to 10% of its
                                                                              net assets in debt securities rated below
                                                                              investment grade.

                                                                              A debt security is considered investment
                                                                              grade if it is:

                                                                              o     Rated BBB or higher at the time of
                                                                                    purchase by Standard & Poor's Ratings
                                                                                    Group;
                                                                              o     Rated the equivalent rating by a NRSRO;
                                                                                    or
                                                                              o     Determined to be of equivalent credit
                                                                                    quality by Pioneer

                                                                              The Fund may invest in tax-exempt securities
                                                                              of issuers located outside the state of
                                                                              Florida.

                                                                              The Fund may invest up to 20% of its net
                                                                              assets in securities of other investment
                                                                              companies, investment grade commercial paper,
                                                                              U.S. government securities, U.S. or foreign
                                                                              bank instruments and repurchase agreements.


                                                                              The Fund may invest up to 10% of its net
                                                                              assets in inverse floating rate obligations
                                                                              (a type of derivative instrument). Inverse
                                                                              floating rate obligations represent interests
                                                                              in tax-exempt bonds. The interest rate on
                                                                              inverse floating rate obligations will
                                                                              generally decrease as short-term interest
                                                                              rates increase, and increase as short-term
                                                                              rates decrease. Due to their leveraged
                                                                              structure, the sensitivity of the market
                                                                              value of an inverse floating rate obligation
                                                                              to changes in interest rates is generally
                                                                              greater than a comparable long-term bond
                                                                              issued by the same municipality and with
                                                                              similar credit quality, redemption and
                                                                              maturity provisions. Inverse floating rate
                                                                              obligations may be volatile and involve
                                                                              leverage risk.

Temporary defensive          For temporary defensive purposes, the Fund may   Normally, the Fund invests substantially all
strategies                   increase its holdings in taxable obligations     of its assets to meet its investment
                             to over 20% of its assets and hold uninvested    objective. The Fund may invest the remainder
                             cash reserves pending investment. The Fund may   of its assets in securities with remaining
                             also increase its holdings in municipal          maturities of less than one year, cash
                             securities of states other than Florida to       equivalents or may hold cash. For temporary
                             over 20% of its assets in such situations.       defensive purposes, including during periods
                             Taxable obligations may include obligations      of unusual cash flows, the Fund may depart
                             issued or guaranteed by the U.S. government,     from its principal investment strategies and
                             its agencies or instrumentalities (some of       invest part or all of its assets in these
                             which                                            securities or may hold cash.

                             AmSouth Florida Tax-Exempt Fund                  Pioneer Florida Tax Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
                             may be subject to repurchase agreements),        During such periods, the Fund may not be able
                             certificates of deposit, demand and time         to achieve its investment objective. The Fund
                             deposits, bankers' acceptances of selected       intends to adopt a defensive strategy when
                             banks, and commercial paper meeting the Fund's   Pioneer believes securities in which the Fund
                             quality for tax-exempt commercial paper.         normally invests have extraordinary risks due
                                                                              to political or economic factors and in other
                                                                              extraordinary circumstances.


Diversification              Each Fund is non-diversified for the purpose of the Investment Company Act and, therefore, may concentrate its investments in a limited number of issuers.

Industry concentration       AmSouth Florida Tax-Exempt Fund may not          Pioneer Florida Tax Free Income Fund
                             purchase any securities which would              may not invest more than 25% of its
                             cause more than 25% of the value of the          assets in any one industry.
                             Fund's total assets at the time of
                             purchase to be invested in securities
                             of one or more issuers conducting their
                             principal business activities in the
                             same industry, provided that (a) there
                             is no limitation with respect to
                             obligations issued or guaranteed by the
                             U.S. government or its agencies or
                             instrumentalities, and repurchase
                             agreements secured by obligations of
                             the U.S. government or its agencies or
                             instrumentalities; (b) wholly owned
                             finance companies will be considered to
                             be in the industries of their parents
                             if their activities are primarily
                             related to financing the activities of
                             their parents; and (c) utilities will
                             be divided according to their services.
                             For example, gas, gas transmission,
                             electric and gas, electric, and
                             telephone will each be considered a
                             separate industry.

                             There is no limitation with respect to
                             municipal securities, which, for purposes of this limitation only, do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user.

Restricted and illiquid      AmSouth Florida Tax-Exempt Fund may not          Pioneer Florida Tax Free Income Fund may not
securities                   invest more than 15% of its net assets in        invest more than 15% of its net assets in
                             securities that are restricted as to resale,     securities that are illiquid and other
                             or for which no readily available market         securities that are not readily marketable.
                             exists, including repurchase agreements          Repurchase agreements maturing in more than
                             providing for settlement more than seven         seven days will be included for purposes of
                             days after notice.                               the foregoing limit.

Borrowing                    AmSouth Florida Tax-Exempt Fund may not borrow   Pioneer Florida Tax Free Income Fund may not
                             money or issue senior securities, except that    borrow money, except the Fund may: (a) borrow
                             the Fund may borrow from banks or enter into     from banks or through reverse repurchase
                             reverse repurchase agreements for temporary      agreements in an amount up to 33 1/3% of the
                             emergency purposes in amounts up to 10% of the   Fund's total assets (including the amount
                             value of its total assets at the time of such    borrowed); (b) to the extent permitted by
                             borrowing. The Fund will not purchase            applicable law, borrow up to an additional 5%
                             securities while borrowings (including reverse   of the Fund's assets for temporary purposes;
                             repurchase agreements) in excess of 5% of its    (c) obtain such short-term credits as are
                             total assets are outstanding.                    necessary for the clearance of portfolio

                             AmSouth Florida Tax-Exempt Fund                  Pioneer Florida Tax Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
                             excess of 5% of its total assets are             transactions; (d) purchase securities on
                             outstanding.                                     margin to the extent permitted by applicable
                                                                              law; and (e) engage in transactions in
                                                                              mortgage dollar rolls that are accounted for
                                                                              as financings.

Lending                      AmSouth Florida Tax-Exempt Fund may not make     Pioneer Florida Tax Free Income Fund may lend
                             loans, except that the Fund may purchase or      portfolio securities with a value that may not
                             hold debt instruments in accordance with its     exceed 33 1/3% of the value of its assets.
                             investment objective and policies, may lend
                             Fund securities in accordance with its
                             investment objective and policies, and may
                             enter into repurchase agreements.

Derivative instruments       AmSouth Florida Tax-Exempt Fund may invest in    Pioneer Florida Tax Free Income Fund may use
                             futures contracts and options thereon            futures and options on securities, indices and
                             (interest rate futures contracts or index        other derivatives. A derivative is a security
                             futures contracts, as applicable) to commit      or instrument whose value is determined by
                             funds awaiting investment, to maintain cash      reference to the value or the change in value
                             liquidity or for other hedging purposes. The     of one or more securities, indices or other
                             value of the Fund's contracts may equal or       financial instruments. Although there is no
                             exceed 100% of the Fund's total assets,          specific limitation on investing in
                             although the Fund will not purchase or sell a    derivatives, the Fund does not use derivatives
                             futures contract unless immediately afterwards   as a primary investment technique and
                             the aggregate amount of margin deposits on its   generally limits their use to hedging.
                             existing futures positions plus the amount of    However, the Fund may use derivatives for a
                             premiums paid for related futures options        variety of non-principal purposes, including:
                             entered into for other than bona fide hedging
                             purposes is 5% or less of its net assets.          o  As a hedge against adverse changes in
                                                                                   interest rates
                                                                                o  As a substitute for purchasing or selling
                                                                                   securities
                                                                                o  To increase the Fund's return as a
                                                                                   non-hedging strategy that may be
                                                                                   considered speculative

                                                                              Even a small investment in derivatives can
                                                                              have a significant impact on the Fund's
                                                                              exposure to interest rates. If changes in a
                                                                              derivative's value do not correspond to
                                                                              changes in the value of the Fund's other
                                                                              investments, the Fund may not fully benefit
                                                                              from or could lose money on the derivative
                                                                              position. In addition, some derivatives
                                                                              involve risk of loss if the person who
                                                                              issued the derivative defaults on its
                                                                              obligation. Certain derivatives may be less
                                                                              liquid and more difficult to value. The Fund
                                                                              will only invest in derivatives to the
                                                                              extent Pioneer believes these investments do
                                                                              not prevent the Fund from seeking its
                                                                              investment objective.

                             AmSouth Florida Tax-Exempt Fund                  Pioneer Florida Tax Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
Short-term trading           The Fund may engage in the technique of          The Fund usually does not trade for short-term
                             short-term trading. Such trading involves the    profits. The Fund will sell an investment,
                             selling of securities held for a short time,     however, even if it has only been held for a
                             ranging from several months to less than a       short time, if it no longer meets the Fund's
                             day. The object of such short-term trading is    investment criteria.
                             to increase the potential for capital
                             appreciation and/or income of the Fund in
                             order to take advantage of what AAMI believes
                             are changes in market, industry or individual
                             company conditions or outlook. Any such
                             trading would increase the turnover rate of a
                             Fund and its transaction costs.

Other investment policies    As described above, the Funds have substantially similar principal investment strategies and
and restrictions             policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

                                                          Buying, Selling and Exchanging Shares

Class A sales charges and    Class A shares are offered with an initial       Class A shares are offered with an initial
Rule 12b-1 fees              sales charge of up to 4.00% of the               sales charge up to 4.50% of the offering
                             offering price, which is reduced depending       price, which is reduced or waived for
                             upon the amount invested or, in certain          large purchases and certain types of
                             circumstances, waived. Class A shares            investors. At the time of your purchase,
                             bought as part of an investment of $1            your investment firm may receive a
                             million or more are not subject to an            commission from Pioneer Funds Distributor,
                             initial sales charge, but may be charged a       Inc. ("PFD"), the Fund's distributor, of
                             contingent deferred sales charge ("CDSC")        up to 5% declining as the size of your
                             of 1.00% if sold within one year of              investment increases.
                             purchase.
                                                                              There is no CDSC, except in certain
                             Class A shares pay a shareholder servicing       circumstances when the initial sales
                             fee (non 12b-1) of up to 0.25% of average        charge is waived.
                             daily net assets.
                                                                              Class A shares are subject to distribution
                                                                              and service (12b-1) fees of up to 0.25% of
                                                                              average daily net assets.

Class B sales charges        Class B shares are offered without an initial    Class B shares are offered without an initial
and Rule 12b-1 fees          sales charge, but are subject to a CDSC of up    sales charge, but are subject to a CDSC of up
                             to 5%. For Class B shares purchased prior to     to 4% if you sell your shares. The charge is
                             the combination of AmSouth Funds with ISG        reduced over time and is not charged after
                             Funds, the CDSC on such Class B shares held      five years. Your investment firm may receive
                             continuously declines over six years,            a commission from PFD, the Fund's
                             starting with year one and ending in year        distributor, at the time of your purchase of
                             seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all      up to 4%.
                             other Class B shares held continuously, the
                             CDSC declines over six years, starting with      Class B shares are subject to distribution
                             year one and ending in year seven from: 5%,      and service (12b-1) fees of up to 1% of
                             4%, 3%, 3%, 2%, 1%. Eight years after            average daily net assets.
                             purchase (seven years in the case of Shares
                             acquired in the ISG combination), Class B        Class B shares acquired through the
                             shares automatically convert to Class A          Reorganization will be subject to the CDSC
                             shares.                                          and commission schedules applicable to the
                                                                              original purchase.
                             Class B shares pay a shareholder servicing
                             fee (non 12b-1) of 0.25% of average daily net    Maximum purchase of Class B shares in a
                                                                              single transaction is $49,999.

                             AmSouth Florida Tax-Exempt Fund                  Pioneer Florida Tax Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
                             assets and a distribution (12b-1) fee of         single transaction is $49,999.
                             0.75% of average daily net assets.

                             Maximum investment for all Class B purchases by a shareholder for the Fund's shares is $99,999.

Class I and Class Y sales    AmSouth Florida Tax-Exempt Fund does not         The Fund does not impose any initial,
charges and Rule 12b-1 fees  impose any initial or CDSC on Class I shares.    contingent deferred or asset based sales
                                                                              charge on Class Y shares.
                             The Fund may impose a shareholder servicing
                             fee (non 12b-1) of up to 0.15% of average        The distributor incurs the expenses of
                             daily net assets.                                distributing the Fund's Class Y shares, none
                                                                              of which are reimbursed by the Fund or the
                                                                              Class Y shareowners.

Management and other fees    AmSouth Florida Tax-Exempt Fund pays an          Pioneer Florida Tax Free Income Fund will pay
                             advisory fee on a monthly basis at an annual     Pioneer an advisory fee as follows: 0.50% of
                             rate of 0.50% of the Fund's average daily net    the Fund's average daily net assets on the
                             assets.                                          first $250 million, 0.45% on assets greater
                                                                              than $250 million to $750 million, and 0.40%
                             ASO Services Company, Inc. ("ASO") serves as     on assets greater than $750 million. The fee
                             administrator and fund accounting agent for      is computed daily and paid monthly.
                             the Fund. The Fund pays ASO an administrative
                             services fee of 0.15% of the Fund's average      In addition, the Fund reimburses Pioneer for
                             daily net assets.                                certain fund accounting and legal expenses
                                                                              incurred on behalf of the Fund and pays a
                             Other expenses are being limited to 0.33% for    separate shareholder servicing/transfer
                             Class A shares, 0.33% for Class B shares and     agency fee to PIMSS, an affiliate of Pioneer.
                             0.18% for Class I shares. Any fee waiver or
                             expense reimbursement arrangement is             The Fund's annual fund operating expenses for
                             voluntary and may be discontinued at any         Class A shares, after giving effect to the
                             time.                                            expense limitation, are estimated to be
                                                                              0.82%, and without giving effect to the
                             For the fiscal year ended July 31, 2004, the     expense limitation, are estimated to be 0.98%
                             Fund's annual operating expenses for Class A     of average daily net assets for the current
                             shares, after giving effect to the expense       fiscal year.
                             limitation were 0.83% and without giving
                             effect to the expense limitation, were 1.03%     The Fund's annual fund operating expenses for
                             of average daily net assets.                     Class B shares, after giving effect to the
                                                                              expense limitation, are estimated to be
                             For the fiscal year ended July 31, 2004, the     1.72%, and without giving effect to the
                             Fund's annual operating expenses for Class B     expense limitation, are estimated to be 1.76%
                             shares, after giving effect to the expense       of average daily net assets for the current
                             limitation were 1.58%, and without giving        fiscal year.
                             effect to the expense limitation, were 1.78%
                             of average daily net assets.                     The Fund's annual fund operating expenses for
                                                                              Class Y shares are estimated to be 0.70% of
                             For the fiscal year ended July 31, 2004, the     average daily net assets for the current
                             Fund's annual operating expenses for Class I     fiscal year.
                             shares, after giving effect to the expense
                             limitation were 0.68%, and without giving
                             effect to the expense limitation, were 0.93%
                             of average daily net assets.

Buying shares                You may buy shares of the Fund directly          You may buy shares from any investment firm
                             through BISYS Fund Services, the Fund's          that has a sales agreement with PFD, the
                             distributor, or through brokers, registered      Pioneer Fund's distributor.
                             investment advisers, banks and other
                             financial institutions that have entered into    If the account is established in the
                             selling

                             AmSouth Florida Tax-Exempt Fund                     Pioneer Florida Tax Free Income Fund
---------------------------------------------------------------------------------------------------------------------------------
                             agreements with the Fund's distributor, as          shareholder's own name, shareholders may also
                             described in the Fund's prospectus.                 purchase additional shares of the Fund by
                                                                                 telephone or online
                             Certain account transactions may be done by
                             telephone.

Exchanging shares            You can exchange your shares in the Fund for        You may exchange your shares for shares of
                             shares of the same class of another AmSouth         the same class of another Pioneer mutual fund.
                             Fund, usually without paying additional sales       Your exchange request must be for at least
                             charges. You must meet the minimum                  $1,000. The Fund allows you to exchange
                             investment requirements for the Fund into           your shares at net asset value without charging
                             which you are exchanging. Exchanges from            you either an initial or contingent deferred
                             one Fund to another are taxable. Class A shares     shares charge at the time of the exchange.
                             may be exchanged for Class I shares of the          Shares you acquire as part of an exchange will
                             same Fund or another AmSouth Fund if you            continue to be subject to any contingent
                             become eligible to purchase Class I shares.         deferred sales charge that applies to the shares
                             Class I shares may be exchanged for Class A         you originally purchased. When you
                             shares of the same Fund. No transaction fees        ultimately sell your shares, the date of your
                             are currently charged for exchanges.                original purchase will determine your
                                                                                 contingent deferred sales charge. An exchange
                             If you sell your shares or exchange them for        generally is treated as a sale and a new
                             shares of another AmSouth Fund within 7 days        purchase of shares for federal income tax
                             of the date of purchase, you will be charged a      purposes.
                             2.00% fee on the current net asset value of the
                             shares sold or exchanged. The fee is paid to the    After you establish an eligible Fund account,
                             Fund to offset the costs associated with short-     you can exchange Fund shares by telephone or
                             term trading, such as portfolio transaction and     online.
                             administrative costs.

                             The Fund uses a "first-in, first-out" method to determine how long you have held your shares.
                             This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                             The fee will be charged on all covered
                             redemptions and exchanges, including those made through retirement plan, brokerage and other types of omnibus accounts (except where it is not practical for the plan administrator or brokerage firm to implement the fee). The Fund will not impose the redemption fee on a redemption or exchange of shares purchased upon the reinvestment of dividend and capital gain distributions.

Selling shares               Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.

                             You may sell your shares by contacting the          Normally, your investment firm will send
                             Fund directly in writing or by telephone or by      your request to sell shares to PIMSS. You
                             contacting a financial intermediary as described    can also sell your shares by contacting the Fund
                             in the Fund's prospectus.                           directly if your account is registered in your
                                                                                 name.

                                                                                 If the account is established in the

                             AmSouth Florida Tax-Exempt Fund                     Pioneer Florida Tax Free Income Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                                 shareholder's own name, shareholders may
                                                                                 also redeem shares of the Fund by telephone
                                                                                 or online.

Comparison of Principal Risks of Investing in the Funds

Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though the Funds seek current income exempt from federal and Florida intangible personal property tax, you could lose money on your investment or not make as much as if you invested elsewhere if:

      o Interest rates go up, causing the value of the Fund's investments to decline

      o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

      o New federal or state legislation adversely affects the tax-exempt status of securities held by the Fund or the financial ability of municipalities to repay these obligations

      o The issuer of a security owned by the Fund may not be able to make timely payments because of a general economic downturn or increased governmental costs

      o Because the Fund concentrates its investments in a single state, there may be more fluctuation in the value of its securities than is the case for mutual funds whose portfolios are more geographically diverse. Because the Fund invests primarily in securities issued by Florida and its municipalities, it is more vulnerable to unfavorable developments in Florida than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may adversely affect the overall Florida municipal market

      o The adviser is incorrect in its expectation of changes in interest rates or the credit quality of an issuer

Although distributions of interest income from the Fund's tax-exempt securities are generally exempt from regular federal income tax and Florida intangible personal property tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about state and local taxes on your Fund distributions.

At times, more than 25% of the Fund's assets may be invested in the same market segment, such as financials. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

The Fund generally invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of funds holding more securities.

Past Performance

      Set forth below is performance information for AmSouth Florida Tax-Exempt Fund. The bar charts show how AmSouth Florida Tax-Exempt Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return for AmSouth Florida Tax-Exempt Fund over time for each class of shares compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in AmSouth Florida Tax-Exempt Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. Pioneer Florida Tax Free Income Fund has not commenced investment operations.

                AmSouth Florida Tax-Exempt Fund -- Class A Shares
                          Calendar Year Total Returns*

[BAR CHART]

1995       11.04
1996         3.6
1997        6.54
1998        5.44
1999       -1.33
2000        8.36
2001        4.47
2002        8.43
2003        3.04
2004        1.38

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 4.40% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.12% for the quarter ended June 30, 2004.

                         AmSouth Florida Tax-Exempt Fund
     Average Annual Total Returns (for the periods ending December 31, 2004)

                                                               1 Year    5 Years   10 Years
-------------------------------------------------------------------------------------------
AmSouth Florida Tax-Exempt Fund, Class A Shares(1)
-------------------------------------------------------------------------------------------
Return Before Taxes                                            -2.64%    4.25%       4.61%
-------------------------------------------------------------------------------------------
Return After Taxes on Distributions                            -2.80%    4.21%       4.55%
-------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares    -0.64%    4.14%       4.50%
-------------------------------------------------------------------------------------------
AmSouth Florida Tax-Exempt Fund, Class B Shares(2)
-------------------------------------------------------------------------------------------
Return Before Taxes                                            -4.25%    3.98%       4.14%
-------------------------------------------------------------------------------------------
AmSouth Florida Tax-Exempt Fund, Class I Shares'(3)
-------------------------------------------------------------------------------------------
Return Before Taxes                                             1.52%    5.27%       5.15%
-------------------------------------------------------------------------------------------
Return After Taxes on Distributions                             1.35%    5.23%       5.09%
-------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares     2.16%    5.05%       5.00%
-------------------------------------------------------------------------------------------
Merrill Lynch 1-12 Year Municipal Bond Index(4)                 3.43%    6.66%       6.48%
(reflects no deduction for fees, expenses or taxes)
-------------------------------------------------------------------------------------------

(1) Class A shares were first offered on 9/30/94.

(2) Performance for the Class B shares, which were first offered on 3/16/99, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date. The historical performance of the Class B shares has been restated to reflect the Fund's Class B shares distribution (12b-1) fees and the contingent deferred sales charge.

(3) Performance for the Class I shares, which were first offered on 9/2/97, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date.

(4) Merrill Lynch 1-12 Year Municipal Bond Index, an unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years. The Index is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

    The table above shows the impact of taxes on the AmSouth Florida Tax-Exempt Fund's returns. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

      The most recent portfolio manager's discussion of AmSouth Florida Tax-Exempt Fund's performance is attached as Exhibit C.

The Funds' Fees and Expenses

      Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the table appearing below are based on (i) for the AmSouth Florida Tax-Exempt Fund, the expenses of AmSouth Florida Tax-Exempt Fund for the period ended January 31, 2005 and (ii) for the Pioneer Florida Tax Free Income Fund, the estimated pro forma annual expenses for the period ended May 31, 2005.

    Shareholder         AmSouth Florida     Pro Forma     AmSouth Florida     Pro Forma      AmSouth Florida     Pro Forma
  transaction fees         Tax-Exempt    Pioneer Florida    Tax-Exempt     Pioneer Florida  Tax-Exempt Fund    Pioneer Florida
  (paid directly            Fund(1)      Tax Free Income       Fund        Tax Free Income        Fund         Tax Free Income
    from your                                 Fund                              Fund                                 Fund
   investment)
                            Class A          Class A          Class B          Class B           Class I            Class Y
--------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge        4.00%(2)         5.75%(2)         None(2)             None             None               None
(load) when you buy
shares as a
percentage of
offering price
--------------------------------------------------------------------------------------------------------------------------------
Maximum deferred            None             None             5.00%(3)            4.00%            None               None
sales charge (load)
as a percentage of
purchase price or
the amount you
receive when you
sell shares,
whichever is less
--------------------------------------------------------------------------------------------------------------------------------
Redemption fees             2.00%(4)         None             2.00%(4)            None             2.00%(4)           None
--------------------------------------------------------------------------------------------------------------------------------
Annual fund
operating expenses
(deducted from fund
assets) (as a % of
average net assets)
--------------------------------------------------------------------------------------------------------------------------------
Management fee              0.50%            0.50%            0.50%               0.50%            0.50%              0.50%
--------------------------------------------------------------------------------------------------------------------------------
Distribution and            None             0.25%            0.75%               1.00%            None               None
service (12b-1) fee
--------------------------------------------------------------------------------------------------------------------------------
Other expenses              0.74%(5)         0.23%            0.97%(5)            0.26%            0.56%(5)           0.20%
--------------------------------------------------------------------------------------------------------------------------------
Total fund operating        1.24%            0.98%            2.22%               1.76%            1.06%              0.70%
expenses
--------------------------------------------------------------------------------------------------------------------------------
Expense                     0.41%            0.16%            0.64%               0.04%            0.38%               N/A
reimbursement/
reduction
--------------------------------------------------------------------------------------------------------------------------------

    Shareholder         AmSouth Florida     Pro Forma     AmSouth Florida     Pro Forma      AmSouth Florida     Pro Forma
  transaction fees         Tax-Exempt    Pioneer Florida    Tax-Exempt     Pioneer Florida  Tax-Exempt Fund    Pioneer Florida
  (paid directly            Fund(1)      Tax Free Income       Fund        Tax Free Income        Fund         Tax Free Income
    from your                                 Fund                              Fund                                 Fund
   investment)
                            Class A          Class A          Class B          Class B           Class I            Class Y
--------------------------------------------------------------------------------------------------------------------------------
Net fund operating          0.83%            0.82%            1.58%               1.72%            0.68%              0.70%
expenses
--------------------------------------------------------------------------------------------------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses for the AmSouth Fund are being limited to 0.33% for Class A shares, 0.33% for Class B shares and 0.18% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses have not been reduced by any expense offset arrangements.

      The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                                                                Pro Forma
Number of years you own    AmSouth Florida Tax-Exempt    Pioneer Florida Tax Free
      your shares                       Fund                   Income Fund
---------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------
Year 1                                 $   521                  $   654
---------------------------------------------------------------------------------
Year 3                                 $   778                  $   822
---------------------------------------------------------------------------------
Year 5                                 $  1054                  $ 1,039
---------------------------------------------------------------------------------
Year 10                                $ 1,840                  $ 1,664
---------------------------------------------------------------------------------
Class B --- assuming redemption at end of period
---------------------------------------------------------------------------------
Year 1                                 $   725                  $   575
---------------------------------------------------------------------------------
Year 3                                 $   994                  $   850
---------------------------------------------------------------------------------
Year 5                                 $ 1,390                  $ 1,050
---------------------------------------------------------------------------------
Year 10                                $ 2,307                  $ 1,864
---------------------------------------------------------------------------------
Class B --- assuming no redemption
---------------------------------------------------------------------------------
Year 1                                 $   225                  $   175
---------------------------------------------------------------------------------
Year 3                                 $   694                  $   550
---------------------------------------------------------------------------------
Year 5                                 $ 1,190                  $   950
---------------------------------------------------------------------------------
Year 10                                $ 2,307                  $ 1,864
---------------------------------------------------------------------------------
                                       Class I                  Class Y
---------------------------------------------------------------------------------
Year 1                                 $   108                  $    72
---------------------------------------------------------------------------------
Year 3                                 $   337                  $   224
---------------------------------------------------------------------------------
Year 5                                 $   585                  $   390
---------------------------------------------------------------------------------

Year 10                                $ 1,294                  $   871
---------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Florida Tax-Exempt Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your Amsouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. . In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $2 billion in municipal securities. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges.

     Third, Pioneer Florida Tax Free Income Fund's management fee (0.50% of average daily net assets on the first $250 million, 0.45% on assets greater than $250 million to $750 million, and 0.40% on assets greater than $750 million) will be the same as or lower than the advisory fee of your Fund (0.50% of average daily net assets). The estimated pro forma expenses on a total basis of the Pioneer Fund after giving effect to the Reorganizations are expected to decline for all classes of shares. The estimated pro forma expenses on a net basis are also expected to decline for Class A shares. Although the estimated pro forma operating expenses for the AmSouth Fund's Class B and I shares are lower on a gross basis, the expenses are higher on a net basis. AmSouth Bank and its affiliates have informed the trustees that they will discontinue their expense limitations in the future. The trustees considered the positive factors associated with the reorganization to outweigh the negative factors, such as the increase in expenses. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds will be the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that will not be paid by the Pioneer Fund's Class Y shares. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduce per share expenses.

      Fourth, the Class A, B and Y shares of Pioneer Florida Tax Free Income Fund received in the Reorganization will provide AmSouth Florida Tax-Exempt Fund shareholders with exposure to substantially the same investment product as they currently have.

     Fifth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bank will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of AmSouth Florida Tax-Exempt Fund in connection with the Reorganization.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

      The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005. The table also sets forth the pro forma capitalization of the combined Fund as of May 31, 2005, assuming the shareholders of AmSouth Florida Tax-Exempt Fund approve the reorganization of their Fund into Pioneer Florida Tax Free Income Fund.

                                                                                          Pro Forma
                                  AmSouth Florida Tax-   Pioneer Florida Tax Free   Pioneer Florida Tax Free
                                      Exempt Fund              Income Fund                Income Fund
                                      May 31, 2005             May 31, 2005               May 31, 2005
                                  --------------------   ------------------------   ------------------------
Total Net Assets (in thousands)       $   52,512                   N/A                     $   52,512
   Class A shares .............       $    4,230                   N/A                     $    4,230
   Class B shares .............       $    2,473                   N/A                     $    2,473
   Class I/Y shares ...........       $   45,809                   N/A                     $   45,809
Net Asset Value Per Share
   Class A shares .............       $    10.59                   N/A                     $    10.59
   Class B shares .............       $    10.56                   N/A                     $    10.56
   Class I/Y shares ...........       $    10.60                   N/A                     $    10.60
Shares Outstanding
   Class A shares .............          399,350                   N/A                        399,350
   Class B shares .............          234,108                   N/A                        234,108
   Class I/Y shares ...........        4,321,999                   N/A                      4,321,999

      It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

      For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

      The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                AmSouth High Quality Municipal Bond Fund and
                        Pioneer Tax Free Income Fund

                               PROPOSAL 1(p)

              Approval of Agreement and Plan of Reorganization

                                  SUMMARY

      The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

      Each Fund invests in securities that are exempt from regular federal income tax and, consequently, the Funds have similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

   Comparison of AmSouth High Quality Municipal Bond Fund to Pioneer Tax Free
                                  Income Fund

                             AmSouth High Quality Municipal Bond Fund          Pioneer Tax Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
Business                     A diversified series of AmSouth Funds, an         A diversified open-end management investment
                             open-end management investment company            company organized as a Delaware statutory
                             organized as a Massachusetts business trust.      trust.

Net assets as of March       $333.3 million                                    $340.7 million
31, 2005

Investment advisers          Investment Adviser:                               Investment Adviser:
and portfolio                AAMI                                              Pioneer
managers
                             Portfolio Manager:                                Portfolio Manager:
                             Day-to-day management of AmSouth High Quality     Day-to-day management of the Fund's portfolio
                             Municipal Bond Fund's portfolio is the            is the responsibility of David Eurkus. Mr.
                             responsibility of Dorothy E. Thomas, CFA. Ms.     Eurkus joined Pioneer as a senior vice
                             Thomas has more than 20 years of experience as    president in January 2000 and has been an
                             an investment portfolio manager. Ms. Thomas has   investment professional since 1969. From 1998
                             been associated with AmSouth's Trust Investment   to 2000, Mr. Eurkus was a senior vice
                             Group since 1982 and is currently Senior Vice     president of fixed income investing for the
                             President and Trust Investment Officer in         Private Client Group at Brown Brothers
                             charge of tax-free fixed income investments.      Harriman. Prior to that he was a senior vice
                                                                               president at Putnam Investments.

Investment objective         AmSouth High Quality Municipal Bond Fund seeks    Pioneer Tax Free Income Fund seeks as high a
                             to produce as high a level of current federal     level of current income exempt from federal
                             tax-exempt income as is consistent with the       income taxes as possible consistent with the
                             preservation of capital.                          preservation of capital.

Primary investments          Normally, AmSouth High Quality Municipal Bond     Normally, Pioneer Tax Free Income Fund
                             Fund will invest at least 80% of its net          invests at least 80% of its total assets in
                             assets in high quality municipal securities       investment grade securities that provide
                             that provide income that is exempt from federal   income that is exempt from regular federal
                             income tax and is not a tax preference item for   income tax and may not be subject to the AMT.
                             purposes of the federal alternative minimum tax   These investments include bonds, notes and
                             ("AMT"). For purposes of this policy, net         other debt instruments issued by or

                             AmSouth High Quality Municipal Bond Fund          Pioneer Tax Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
                             assets include net assets plus borrowings for     on behalf of states, counties,
                             investment purposes. Additionally, the Fund       municipalities, territories and possessions
                             concentrates its investments in municipal         of the United States and the District of
                             securities issued by the State of Alabama and     Columbia and their authorities, political
                             its political subdivisions. The Fund invests in   subdivisions, agencies or instrumentalities.
                             debt securities only if they are high-grade
                             (rated at the time of purchase in one of the
                             four highest rating categories by a nationally
                             recognized statistical rating organization or
                             determined by AAMI to be of comparable
                             quality). The Fund will have a dollar-weighted
                             average maturity of five to ten years.

Investment strategies        AAMI's fixed income portfolio management          Pioneer considers both broad economic factors
                             process focuses on the four key areas of          and issuer-specific factors in selecting a
                             duration management, sector weights, position     portfolio designed to achieve the Fund's
                             on the yield curve and security selection;        investment objective. In assessing the
                             AAMI's goal is to add value in each of these      appropriate maturity and rating weighting of
                             four areas through the active management of the   the Fund's portfolio, Pioneer considers a
                             Fund's portfolio. Beginning with rigorous         variety of factors that are expected to
                             fundamental analysis of the economy and taking    influence economic activity and interest
                             into account characteristics of the current       rates. These factors include fundamental
                             business and interest rate cycles, AAMI arrives   economic indicators, such as the rates of
                             at a projection of the likely trend in interest   economic growth and inflation, Federal
                             rates and adjusts duration accordingly.           Reserve monetary policy and the relative
                             Analysis of the shape of the yield curve and      value of the U.S. dollar compared to other
                             yield spreads among bond market sectors leads     currencies. Once Pioneer determines the
                             to further refinements in strategy.               preferable portfolio characteristics, Pioneer
                                                                               selects individual securities based upon the
                                                                               terms of the securities (such as yields
                                                                               compared to U.S. Treasuries or comparable
                                                                               issues), liquidity and rating and issuer
                                                                               diversification. Pioneer also employs due
                                                                               diligence and fundamental research, an
                                                                               evaluation of the issuer based on its
                                                                               financial statements and operations, to
                                                                               assess an issuer's credit quality, taking
                                                                               into account financial condition, future
                                                                               capital needs and potential for change in
                                                                               rating. In making these portfolio decisions,
                                                                               Pioneer relies on the knowledge, experience
                                                                               and judgment of its staff who have access to
                                                                               a wide variety of research.

Other investments            Under normal market conditions, the Fund may      The Fund may invest in securities of any
                             invest up to 20% of its assets in obligations,    maturity. The Fund may invest up to 25% or
                             the interest on which is either subject to        more of its assets in issuers in any one or
                             federal income tax or treated as a preference     more states or securities the payments on
                             item for purposes of the AMT.                     which are derived from gas, electric,
                                                                               telephone, sewer and water segments of the
                             The Fund may invest 25% or more of its total      municipal bond market. The Fund may invest up
                             assets in bonds, notes and warrants generally     to 25% of its assets in industrial
                             issued by or on behalf of the State of Alabama    development bonds.
                             and its political subdivisions, the interest on

                                                                               The Fund may invest up to 20% of its net

                             AmSouth High Quality Municipal Bond Fund          Pioneer Tax Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
                             which, in the opinion of the issuer's bond        assets in securities of other investment
                             counsel at the time of issuance, is exempt from   companies, investment grade commercial paper,
                             both federal income tax and Alabama personal      U.S. government securities, U.S. or foreign
                             income tax and is not treated as a preference     bank instruments and repurchase agreements.
                             item for purposes of the AMT.

                                                                               The Fund may invest up to 10% of its net
                                                                               assets in debt securities rated below
                                                                               investment grade or, if unrated, of
                                                                               equivalent quality as determined by Pioneer.
                                                                               Debt securities rated below investment grade
                                                                               are commonly referred to as "junk bonds" and
                                                                               are considered speculative.

                                                                               The Fund may invest up to 10% of its net
                                                                               assets in inverse floating rate obligations
                                                                               (a type of derivative instrument). Inverse
                                                                               floating rate obligations represent interests
                                                                               in tax-exempt bonds.

Temporary defensive          For temporary defensive purposes, the Fund may    For temporary defensive purposes, including
strategies                   increase its holdings in taxable obligations to   during periods of unusual cash flows, the
                             over 20% of its assets and hold uninvested cash   Fund may depart from its principal investment
                             reserves pending investment. Taxable              strategies and invest part or all of its
                             obligations may include obligations issued or     assets in securities with remaining
                             guaranteed by the U.S. government, its agencies   maturities of less than one year, cash
                             or instrumentalities (some of which may be        equivalents, or may hold cash.
                             subject to repurchase agreements), certificates
                             of deposit, demand and time deposits, bankers'
                             acceptances of selected banks, and commercial
                             paper meeting the Tax-Free Fund's quality
                             standards for tax-exempt commercial paper.

Diversification              Each Fund is diversified and is subject to diversification requirements under the Internal
                             Revenue Code of 1986, as amended (the "Code").

Industry concentration       AmSouth High Quality Municipal Bond Fund may      Pioneer Tax Free Income Fund will not
                             not purchase any securities which would cause     concentrate its assets in the securities of
                             more than 25% of the value of the Fund's total    issuers in any one industry except that the
                             assets at the time of purchase to be invested     Fund may invest 25% or more of its assets in
                             in securities of one or more issuers conducting   issuers in any one or more states or
                             their principal business activities in the same   securities the payments on which are derived
                             industry, provided that (a) there is no           from gas, electric, telephone, sewer and
                             limitation with respect to obligations issued     water segments of the municipal bond market.
                             or guaranteed by the U.S. government or its
                             agencies or instrumentalities, and repurchase
                             agreements secured by obligations of the U.S.
                             government or its agencies or
                             instrumentalities; (b) wholly owned finance
                             companies will be considered to be in the
                             industries of their parents if their activities
                             are primarily related to financing the
                             activities of

                             AmSouth High Quality Municipal Bond Fund          Pioneer Tax Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
                             their parents; and (c) utilities will be
                             divided according to their services. For
                             example, gas, gas transmission, electric and
                             gas, electric, and telephone will each be
                             considered a separate industry.

                             There is no limitation with respect to
                             municipal securities, which, for purposes of this limitation only, do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user.

Restricted and illiquid      AmSouth High Quality Municipal Bond Fund may      Pioneer Tax Free Income Fund may not invest
securities                   not invest more than 15% of its net assets in     more than 15% of its net assets in securities
                             securities that are restricted as to resale, or   that are illiquid and other securities that
                             for which no readily available market exists,     are not readily marketable. Repurchase
                             including repurchase agreements providing for     agreements maturing in more than seven days
                             settlement more than seven days after notice.     will be included for purposes of the
                                                                               foregoing limit.

Borrowing                    AmSouth High Quality Municipal Bond Fund may      Pioneer Tax Free Income Fund may not borrow
                             not borrow money or issue senior securities,      money, except from a bank for temporary or
                             except that the Fund may borrow from banks or     emergency purposes and not for investment
                             enter into reverse repurchase agreements for      purposes, and then only in an amount not
                             temporary emergency purposes in amounts up to     exceeding 5% of the value of the Fund's total
                             10% of the value of its total assets at the       assets at the time of borrowing.
                             time of such borrowing. The Fund will not
                             purchase securities while borrowings (including
                             reverse repurchase agreements) in excess of 5%
                             of its total assets are outstanding.

Lending                      AmSouth High Quality Municipal Bond Fund may      Pioneer Tax Free Income Fund may not make
                             not make loans, except that the Fund may          loans, except through the purchase of
                             purchase or hold debt instruments in accordance   securities, including repurchase agreements,
                             with its investment objective and policies, may   in accordance with its investment objective,
                             lend Fund securities in accordance with its       policies and limitations.
                             investment objective and policies, and may
                             enter into repurchase agreements.

Derivative instruments       AmSouth High Quality Municipal Bond Fund may      Pioneer Tax Free Income Fund may use futures
                             invest in futures contracts and options thereon   and options on securities, indices and
                             (interest rate futures contracts or index         currencies, forward currency exchange
                             futures contracts, as applicable) to commit       contracts and other derivatives. The Fund
                             funds awaiting investment, to maintain cash       does not use derivatives as a primary
                             liquidity or for other hedging purposes. The      investment technique and generally limits
                             value of the Fund's contracts may equal or        their use to hedging. However, the Fund may
                             exceed 100% of the Fund's total assets,           use derivatives for a variety of
                             although the Fund will not purchase or sell a     non-principal purposes, including:
                             futures contract unless immediately afterwards
                             the aggregate amount of margin deposits on its    o As a hedge against adverse changes in stock
                             existing futures positions plus the amount of       market prices, interest rates or currency
                             premiums paid for related futures options           exchange rates

                             AmSouth High Quality Municipal Bond Fund          Pioneer Tax Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
                             entered into for other than bona fide hedging     o As a substitute for purchasing or selling
                             purposes is 5% or less of its net assets.           securities
                                                                               o To increase the Fund's return as
                                                                                 a non-hedging strategy that may be
                                                                                 considered speculative

Short-term trading           The Fund may engage in the technique of           The Fund usually does not trade for
                             short-term trading. Such trading involves the     short-term profits. The Fund will sell an
                             selling of securities held for a short time,      investment, however, even if it has only been
                             ranging from several months to less than a day.   held for a short time, if it no longer meets
                             The object of such short-term trading is to       the Fund's investment criteria.
                             increase the potential for capital appreciation
                             and/or income of the Fund in order to take
                             advantage of what AAMI believes are changes in
                             market, industry or individual company
                             conditions or outlook. Any such trading would
                             increase the turnover rate of a Fund and its
                             transaction costs.

Other investment policies    As described above, the Funds have substantially similar principal investment strategies and
and restrictions             policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

                                                          Buying, Selling and Exchanging Shares

Class A sales charges and    Class A shares are offered with an initial        Class A shares are offered with an initial
Rule 12b-1 fees              sales charge of up to 4.00% of the offering       sales charge of up to 4.50% of the offering
                             price, which is reduced depending upon the        price, which is reduced or waived for large
                             amount invested or, in certain circumstances,     purchases and certain types of investors. At
                             waived. Class A shares bought as part of an       the time of your purchase, your investment
                             investment of $1 million or more are not          firm may receive a commission from Pioneer
                             subject to an initial sales charge, but may be    Funds Distributor, Inc. ("PFD"), the Fund's
                             charged a contingent deferred sales charge        distributor, of up to 4% declining as the
                             ("CDSC") of 1.00% if sold within one year of      size of your investment increases.
                             purchase.
                                                                               There is no CDSC, except in certain
                             Class A shares pay a shareholder servicing fee    circumstances when the initial sales charge
                             (non-12b-1) of up to 0.25% of average daily net   is waived.
                             assets.

                                                                               Class A shares are subject to distribution
                                                                               and service (12b-1) fees of up to 0.25% of
                                                                               average daily net assets.

Class B sales charges and    Class B shares are offered without an initial     Class B shares are offered without an initial
Rule 12b-1 fees              sales charge, but are subject to a CDSC of up     sales charge, but are subject to contingent
                             to 5%. For Class B shares purchased prior to      deferred sales charges of up to 4% if you
                             the combination of AmSouth Funds with ISG         sell your shares. The charge is reduced over
                             Funds, the CDSC on such Class B shares held       time and is not charged after five years.
                             continuously declines over six years, starting    Your investment firm may receive a commission
                             with year one and ending in year seven from:      from PFD, the Fund's distributor, at the time
                             4%, 3%, 3%, 2%, 2%, 1%. For all other Class B     of your purchase of up to 4%.
                             shares held continuously, the CDSC declines

                             AmSouth High Quality Municipal Bond Fund          Pioneer Tax Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
                             over six years, starting with year one and        Class B shares are subject to distribution
                             ending in year seven from: 5%, 4%, 3%, 3%, 2%,    and service (12b-1) fees of up to 1% of
                             1%. Eight years after purchase (seven years in    average daily net assets.
                             the case of shares acquired in the ISG
                             combination), Class B shares automatically        Class B shares acquired through the
                             convert to Class A shares.                        Reorganization will be subject to the CDSC
                                                                               and commission schedules applicable to the
                             Class B shares pay a shareholder servicing fee    original purchase.
                             (non 12b-1) of up to 0.25% of average daily net
                             assets and a distribution (12b-1) fee of up to    Maximum purchase of Class B shares in a
                             0.75% of average daily net assets.                single transaction is $49,999.

                             Maximum investment for all Class B purchases by a shareholder for the Fund's shares is $99,999.

Class I and Class Y sales    AmSouth High Quality Municipal Bond Fund does     The Fund does not impose any initial,
charges and Rule 12b-1       not impose any initial or CDSC on Class I         contingent deferred or asset based sales
fees                         shares.                                           charge on Class Y shares.

                             The Fund may impose a shareholder servicing fee   The distributor incurs the expenses of
                             (non 12b-1) of up to 0.15% of average daily       distributing the Fund's Class Y shares, none
                             net assets.                                       of which are reimbursed by the Fund or the
                                                                               Class Y shareowners.

Management and other fees    AmSouth High Quality Municipal Bond Fund pays     Pioneer Tax Free Income Fund pays Pioneer an
                             an advisory fee on a monthly basis at an annual   annual fee equal to 0.50% of the Fund's
                             rate of 0.50% of the Fund's average daily net     average daily net assets up to $250 million,
                             assets.                                           0.48% of the next $50 million and 0.45% on
                                                                               assets over $300 million.
                             ASO Services Company, Inc. ("ASO") serves as
                             administrator and fund accounting agent for the   In addition, the Fund reimburses Pioneer for
                             Fund. The Fund pays ASO an administrative         certain Fund accounting and legal expenses
                             services fee of 0.15% of the Fund's average       incurred on behalf of the Fund and pays a
                             daily net assets.                                 separate shareholder servicing/transfer
                                                                               agency fee to PIMSS, an affiliate of Pioneer.
                             Other expenses are being limited to 0.37% for
                             Class A shares, 0.37% for Class B shares and      For the fiscal year ended December 31, 2004,
                             0.22% for Class I shares. Any fee waiver or       the Fund's total annual operating for Class A
                             expense reimbursement arrangement is voluntary    shares were 0.91% of average daily net
                             and may be discontinued at any time.              assets.

                             For the fiscal year ended July 31, 2004, the      For the fiscal year ended December 31, 2004,
                             Fund's annual operating expenses for Class A      the Fund's total annual operating expenses
                             shares, after giving effect to the expense        for Class B shares were 1.67% of average
                             limitation were 0.87% and without giving effect   daily net assets.
                             to the expense limitation, were 0.99% of
                             average daily net assets.                         For the fiscal year ended December 31, 2004,
                                                                               the Fund's total annual operating expenses
                             For the fiscal year ended July 31, 2004, the      for Class Y shares were 0.55% of average
                             Fund's annual operating expenses for Class B      daily net assets.
                             shares, after giving effect to the expense
                             limitation were 1.62%, and without giving

                             AmSouth High Quality Municipal Bond Fund          Pioneer Tax Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
                             effect to the expense limitation, were 1.74% of
                             average daily net assets.

                             For the fiscal year ended July 31, 2004, the Fund's annual operating expenses for Class I shares, after giving effect to the expense limitation were 0.72%, and without giving effect to the expense limitation, were 0.89% of average daily net assets.

Buying shares                You may buy shares of the Fund directly through   You may buy shares from any investment firm
                             BISYS Fund Services, the Fund's distributor, or   that has a sales agreement with PFD, Pioneer
                             through brokers, registered investment advisers,  Fund's distributor.
                             banks and other financial institutions that
                             institutions that have entered into selling       If the account is established in the
                             agreements with the Fund's distributor, as        shareholder's own name, shareholders may also
                             described in the Fund's prospectus.               purchase additional shares of Pioneer Fund by
                                                                               telephone or online.

                             Certain account transactions may be done by telephone.

Exchanging shares            You can exchange your shares in the Fund for      You may exchange your shares for shares of
                             shares of the same class of another AmSouth       the same class of another Pioneer mutual
                             Fund, usually without paying additional sales     fund. Your exchange request must be for at
                             charges. You must meet the minimum investment     least $1,000. The Fund allows you to exchange
                             requirements for the Fund into which you are      your shares at net asset value without
                             exchanging. Exchanges from one Fund to another    charging you either an initial or contingent
                             are taxable. Class A shares may be exchanged      deferred shares charge at the time of the
                             for Class I shares of the same Fund or another    exchange. Shares you acquire as part of an
                             AmSouth Fund if you become eligible to purchase   exchange will continue to be subject to any
                             Class I shares. Class I shares may be exchanged   contingent deferred sales charge that applies
                             for Class A shares of the same Fund. No           to the shares you originally purchased. When
                             transaction fees are currently charged for        you ultimately sell your shares, the date of
                             exchanges.                                        your original purchase will determine your
                                                                               contingent deferred sales charge. An exchange
                             If you sell your shares or exchange them for      generally is treated as a sale and a new
                             shares of another AmSouth Fund within 7 days of   purchase of shares for federal income tax
                             the date of purchase, you will be charged a       purposes.
                             2.00% fee on the current net asset value of the
                             shares sold or exchanged. The fee is paid to      After you establish an eligible fund account,
                             the Fund to offset the costs associated with      you can exchange Fund shares by telephone or
                             short-term trading, such as portfolio             online.
                             transaction and administrative costs.

                             The Fund uses a "first-in, first-out" method to determine how long you have held your shares.
                             This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                             The fee will be charged on all covered

                             AmSouth High Quality Municipal Bond Fund          Pioneer Tax Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
                             redemptions and exchanges, including those made
                             through retirement plan, brokerage and other
                             types of omnibus accounts (except where it is
                             not practical for the plan administrator or
                             brokerage firm to implement the fee). The Fund
                             will not impose the redemption fee on a
                             redemption or exchange of shares purchased upon
                             the reinvestment of dividend and capital gain
                             distributions.

Selling shares               Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.

                             You may sell your shares by contacting the Fund   Normally, your investment firm will send your
                             directly in writing or by telephone or by         request to sell shares to PIMSS. You can also
                             contacting a financial intermediary as            sell your shares by contacting the Fund
                             described in the Fund's prospectus.               directly if your account is registered in
                                                                               your name.

                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may also
                                                                               redeem shares of the Pioneer Fund by
                                                                               telephone or online.

Comparison of Principal Risks of Investing in the Funds

      Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

      o Interest rates go up, causing the value of the Fund's investments to decline

      o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

      o New federal or state legislation adversely affects the tax-exempt status of securities held by the Fund or the financial ability of municipalities to repay these obligations

      o To the extent the Fund concentrates its investments in a single state or securities the payments on which are dependent upon a single industry, the Fund will be more susceptible to risks associated with that state or industry

      o The adviser is incorrect in its expectation of changes in interest rates or the credit quality of an issuer

      In addition, at times, more than 25% of Pioneer Tax Free Income Fund's assets may be invested in the same market segment, such as financials or technology. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

      Pioneer Tax Free Income Fund may also invest up to 10% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

      AmSouth High Quality Municipal Bond Fund may invest 25% or more of its total assets in bonds, notes and warrants generally issued by or on behalf of the State of Alabama and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt from both federal income tax and Alabama personal income tax and is not treated as a preference item for purposes of the federal alternative minimum tax. By concentrating its investments in securities issued by Alabama and its municipalities, the Fund will be more vulnerable to unfavorable developments in Alabama than funds that are more geographically diversified. Additionally, because of the relatively small number of issuers of Alabama municipal securities, the Fund is likely to invest in a limited number of issuers.

Past Performance

      Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

           AmSouth High Quality Municipal Bond Fund -- Class A Shares
                          Calendar Year Total Returns*

                              [BAR CHART]

1995                10.36
1996                 3.48
1997                 6.18
1998                 5.42
1999                -1.67
2000                 8.82
2001                  4.5
2002                 8.63
2003                 3.11
2004                 1.54

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 3.79% for the quarter ended September 30, 2002, and the lowest quarterly return was -2.21% for the quarter ended June 30, 1999.

                 Pioneer Tax Free Income Fund -- Class A Shares
                          Calendar Year Total Returns*

                              [BAR CHART]

1995                16.84
1996                 3.58
1997                 8.94
1998                  6.2
1999                -4.20
2000                11.63
2001                 4.13
2002                 7.06
2003                  5.8
2004                 4.76

* During the period shown in the bar chart, Pioneer Tax Free Income Fund's highest quarterly return was 7.11% for the quarter ended March 31, 1995, and the lowest quarterly return was -3.38% for the quarter ended June 30, 2004.

                    AmSouth High Quality Municipal Bond Fund
     Average Annual Total Returns (for the periods ending December 31, 2004)

                                                                 1 Year    5 Years    10 Years
----------------------------------------------------------------------------------------------
AmSouth High Quality Municipal Bond Fund, Class A Shares
----------------------------------------------------------------------------------------------
Return Before Taxes(1)                                           -2.55%     4.42%       4.55%
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions                              -2.64%     4.38%       4.49%
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares      -0.51%     4.30%       4.34%
----------------------------------------------------------------------------------------------
AmSouth High Quality Municipal Bond Fund, Class B Shares(2)
----------------------------------------------------------------------------------------------
Return Before Taxes                                              -4.09%     4.16%       4.08%
----------------------------------------------------------------------------------------------
AmSouth High Quality Municipal Bond Fund, Class I Shares,(3)
----------------------------------------------------------------------------------------------
Return Before Taxes                                               1.78%     5.45%       5.09%
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions                               1.69%     5.41%       5.04%
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares       2.40%     5.23%       4.84%
----------------------------------------------------------------------------------------------
Merrill Lynch 1-12 Year Municipal Bond Index(4)                   3.43%     6.66%       6.48%
(reflects no deduction for fees, expenses or taxes)
----------------------------------------------------------------------------------------------

(1) The Fund commenced operations on 7/1/97, through a transfer of assets from certain collective trust fund ("commingled") accounts advised by AmSouth Bank, using substantially the same investment objective, policies and methodologies as the Fund. The quoted before-tax returns of the Fund includes the performance of the commingled accounts for periods dating back to 7/31/93, and prior to the Fund's commencement of operations, restated to reflect the expenses associated with the Fund. The commingled accounts were not registered with the SEC and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, their performance may have been adversely affected. After-tax returns reflect performance since 7/1/97, and do not include the performance of the commingled accounts prior to that date. Class A shares were first offered on 7/1/97.

(2) Performance for the Class B shares, which were first offered on 2/3/99, is based on the historical performance of the Fund's Class A shares, including the performance of the commingled accounts (without sales charge) prior to that date. The commingled accounts were managed using substantially the same investment objective, policies and methodologies as the Fund. The historical performance of the Class B shares has been restated to reflect the Fund's Class B shares distribution (12b-1) fees and the contingent deferred sales charge.

(3) Performance for the Class I shares, which were first offered on 9/2/97, is based on the historical performance of the Fund's Class A shares, including the performance of the commingled accounts (without sales charge) prior to that date. The commingled accounts were managed using substantially the same investment objective, policies and methodologies as the Fund.

(4) Merrill Lynch 1-12 Year Municipal Bond Index, an unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

      The table above shows the impact of taxes on the AmSouth High Quality Municipal Bond Fund's returns. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                          Pioneer Tax Free Income Fund
              Average Annual Total Returns as of December 31, 2004

                                                                 1 Year    5 Years    10 Years
----------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund, Class A Shares
----------------------------------------------------------------------------------------------
Return Before Taxes                                               0.05%     5.66%       5.88%
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions                               0.05%     5.56%       5.65%
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares       1.69%     5.52%       5.66%
----------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund, Class B Shares
----------------------------------------------------------------------------------------------
Return Before Taxes                                               0.07%     5.84%        N/A
----------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund, Class Y Shares(1)
----------------------------------------------------------------------------------------------
Return Before Taxes                                               5.14%     6.26%       6.14%
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions                               5.14%     6.16%       5.91%
----------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares       5.21%     6.02%       5.88%
----------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index (2)                          4.48%     7.20%       7.06%
(reflects no deduction for fees, expenses or taxes)
----------------------------------------------------------------------------------------------

(1) Reflects the inception of the Fund's Class A shares. The inception of Class Y shares was February 28, 2002.

(2) Lehman Brothers Municipal Bond Index, an unmanaged measure of approximately 15,000 municipal bonds, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

            The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

The Funds' Fees and Expenses

      Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth High Quality Municipal Bond Fund, the expenses of AmSouth High Quality Municipal Bond Fund for the period ended January 31, 2005 and (ii) for Pioneer Tax Free Income Fund, the expenses of Pioneer Tax Free Income Fund for the period ended December 31, 2004. Future expenses for all share classes may be greater or less. Shareholders of AmSouth Tennessee Tax-Exempt Fund are also being asked to approve the reorganization of their fund into Pioneer Tax Free Income Fund. The tables also show (1) the pro forma expenses of the combined Fund assuming the Reorganization occurred on December 31, 2004,(2) the pro forma expenses of the combined Fund assuming the reorganization of AmSouth Tennessee Tax-Exempt Fund into Pioneer Tax Free Income Fund also occurred on December 31, 2004.

                                                                     Combined
                                                                        Fund
                                                                     (including
Shareholder                                                           AmSouth
transaction                           AmSouth    Pioneer   Combined  Tennessee    AmSouth High  Pioneer
fees (paid                         High Quality  Tax Free    Fund    Tax-Exempt     Quality     Tax Free
directly                            Municipal     Income     (Pro       Fund)       Municipal    Income
from your                          Bond Fund(1)    Fund     Forma)   (Pro Forma)  Bond Fund(1)    Fund
investment)                          Class A     Class A   Class A    Class A       Class B     Class B
--------------------------------------------------------------------------------------------------------
Maximum sales charge (load) when
 you buy shares as a percentage
 of offering price                   4.00%(2)    4.50%(2)  4.50%(2)     4.50%        None        None
--------------------------------------------------------------------------------------------------------
Maximum deferred sales charge
 (load) as a percentage of
 purchase price or the amount
 you receive when you sell
 shares, whichever is less           None        None(5)   None         None         5.00%(3)    4.00%
--------------------------------------------------------------------------------------------------------
Redemption fees                      2.00%(4)    None      None         None         2.00%(4)    None
--------------------------------------------------------------------------------------------------------
Annual fund operating expenses
 (deducted from fund assets)
 (as a % of average net assets)
--------------------------------------------------------------------------------------------------------
Management fee                       0.50%       0.49%     0.49%        0.49%        0.50%       0.49%
--------------------------------------------------------------------------------------------------------

                                                Combined
                                                  Fund
                                                (including                                        Combined Fund
Shareholder                                       AmSouth                                          (including
transaction                                      Tennessee      AmSouth                 Combined    AmSouth
fees (paid                          Combined     Tax-Exempt  High Quality    Pioneer      Fund    Tennessee Tax-
directly                              Fund         Fund)       Municipal    Tax Free     (Pro      Exempt Fund)
from your                          (Pro Forma)  (Pro Forma)  Bond Fund(1)  Income Fund   Forma)     (Pro Forma)
investment)                          Class B      Class B      Class I       Class Y    Class Y       Class Y
----------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) when
 you buy shares as a percentage
 of offering price                    None         None         None          None        None        None
----------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge
 (load) as a percentage of
 purchase price or the amount
 you receive when you sell
 shares, whichever is less            4.00%        4.00%        None          None        None        None
----------------------------------------------------------------------------------------------------------------
Redemption fees                       None         None         2.00%(4)      None        None        None
----------------------------------------------------------------------------------------------------------------
Annual fund operating expenses
 (deducted from fund assets)
 (as a % of average net assets)
----------------------------------------------------------------------------------------------------------------
Management fee                        0.49%        0.49%        0.50%         0.49%       0.49%       0.49%
----------------------------------------------------------------------------------------------------------------

                                                                     Combined
                                                                        Fund
                                                                     (including
Shareholder                                                           AmSouth
transaction                           AmSouth    Pioneer   Combined  Tennessee    AmSouth High  Pioneer
fees (paid                         High Quality  Tax Free    Fund    Tax-Exempt     Quality     Tax Free
directly                            Municipal     Income     (Pro       Fund)       Municipal    Income
from your                          Bond Fund(1)    Fund     Forma)   (Pro Forma)  Bond Fund(1)    Fund
investment)                          Class A     Class A   Class A    Class A       Class B     Class B
---------------------------------------------------------------------------------------------------------
Distribution and service (12b-1)
 fee                                 None        0.25%     0.25%        0.25%        0.75%       1.00%
---------------------------------------------------------------------------------------------------------
Other expenses                       0.68%(5)    0.17%     0.17%        0.16%        0.88%(5)    0.18%
---------------------------------------------------------------------------------------------------------
Total fund operating expenses        1.18%       0.91%(6)  0.91%        0.90%        2.13%       1.67%(6)
---------------------------------------------------------------------------------------------------------
Expense reimbursement/reduction      0.30%       N/A        N/A          N/A         0.50%        N/A
---------------------------------------------------------------------------------------------------------
Net fund operating expenses          0.88%       0.91%     0.91%        0.90%        1.63%       1.67%
---------------------------------------------------------------------------------------------------------

                                                Combined
                                                   Fund
                                                (including                                        Combined Fund
Shareholder                                       AmSouth                                          (including
transaction                                      Tennessee      AmSouth                 Combined    AmSouth
fees (paid                          Combined     Tax-Exempt  High Quality    Pioneer      Fund    Tennessee Tax-
directly                              Fund         Fund)       Municipal    Tax Free     (Pro      Exempt Fund)
from your                          (Pro Forma)  (Pro Forma)  Bond Fund(1)  Income Fund   Forma)     (Pro Forma)
investment)                          Class B      Class B      Class I       Class Y    Class Y       Class Y
----------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1)
 fee                                  1.00%        1.00%        None          None        None        None
----------------------------------------------------------------------------------------------------------------
Other expenses                        0.17%        0.16%        0.55%(5)      0.06%       0.06%       0.06%
----------------------------------------------------------------------------------------------------------------
Total fund operating expenses         1.66%        1.65%        1.05%         0.55%(6)    0.55%       0.55%
----------------------------------------------------------------------------------------------------------------
Expense reimbursement/reduction        N/A          N/A         0.32%          N/A         N/A         N/A
----------------------------------------------------------------------------------------------------------------
Net fund operating expenses           1.66%        1.65%        0.73%         0.55%       0.55%       0.55%
----------------------------------------------------------------------------------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses for your AmSouth Fund are being limited to 0.38% for Class A shares, 0.38% for Class B shares and 0.23% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

      The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) and each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                                                                            Combined Fund
                                                                          (including AmSouth
                         AmSouth High                                       Tennessee Tax-
 Number of years you  Quality Municipal  Pioneer Tax Free  Combined Fund     Exempt Fund)
   own your shares        Bond Fund        Income Fund      (Pro Forma)      (Pro Forma)
--------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------
Year 1                     $  515             $  539           $  663           $  662
--------------------------------------------------------------------------------------------
Year 3                     $  760             $  727           $  848           $  845
--------------------------------------------------------------------------------------------
Year 5                     $1,023             $  931           $1,050           $1,045
--------------------------------------------------------------------------------------------
Year 10                    $1,775             $1,519           $1,630           $1,619
--------------------------------------------------------------------------------------------
Class B -- assuming redemption at end of period
--------------------------------------------------------------------------------------------
Year 1                     $  716             $  570           $  569           $  559
--------------------------------------------------------------------------------------------
Year 3                     $  967             $  826           $  823           $  793
--------------------------------------------------------------------------------------------
Year 5                     $1,344             $1,007           $1,002           $  950
--------------------------------------------------------------------------------------------
Year 10                    $2,220             $1,774           $1,766           $1,679
--------------------------------------------------------------------------------------------
Class B -- assuming no redemption
--------------------------------------------------------------------------------------------
Year 1                     $  216             $  170           $  169           $  159
--------------------------------------------------------------------------------------------
Year 3                     $  667             $  526           $  523           $  493
--------------------------------------------------------------------------------------------
Year 5                     $1,144             $  909           $  902           $  850
--------------------------------------------------------------------------------------------
Year 10                    $2,220             $1,774           $1,766           $1,679
--------------------------------------------------------------------------------------------
                           Class I                             Class Y
--------------------------------------------------------------------------------------------
Year 1                     $  107             $   56           $   56           $   56
--------------------------------------------------------------------------------------------
Year 3                     $  334             $  176           $  176           $  176
--------------------------------------------------------------------------------------------
Year 5                     $  579             $  307           $  307           $  307
--------------------------------------------------------------------------------------------
Year 10                    $1,283             $  689           $  689           $  689
--------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

      The Trustees believe that the proposed Reorganization is in the best interests of AmSouth High Quality Municipal Bond Fund. The Trustees considered the following matters, among others, in approving the proposal.

      First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

      Second, after the Reorganization, the combined Fund will have an asset size substantially larger than that of your AmSouth Fund, which may allow the combined Fund to achieve significant economies of scale in investments or expenses.

      Third, the historical investment performance of Pioneer Tax Free Income Fund is better than your AmSouth Fund's investment performance. For the one, five and ten year periods ended December 31, 2004, Class A shares of Pioneer Tax Free Income Fund had an average annual return of 0.05% (one year); 5.66% (five year); and 5.88% (ten year) compared to an average annual return of the Class A shares of your AmSouth Fund of -2.55% (one year); 4.42% (five year); and 4.55% (ten year), respectively, during the same period. The trustees also considered performance information provided for the one, three, and five year periods ended March 31, 2005 during which Class A shares of Pioneer Tax Free Income Fund had an average annual return of 3.30% (one year); 5.82% (three year); and 6.10% (five year), compared to an average annual return of the

Class A shares of your AmSouth Fund of -0.76% (one year); 3.73% (three year); and 4.64% (five year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Fourth, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges.

     Fifth, Pioneer Tax Free Income Fund's management fee will benefit from breakpoints as assets increase as a result of the Reorganization. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. Although your AmSouth Fund's expenses attributable to Class A and Class B shares net of limitations are lower than the Pioneer Fund's net expenses currently and on a pro forma basis, your AmSouth Fund may terminate such limitations at any time. AAMI has informed the trustees that the expense waivers will be discontinued in the future. The trustees considered the positive factors associated with the Reorganization, such as superior performance of the Pioneer Fund, greater fund assets and potential for growth, to outweigh the negative factors. The gross expenses of Pioneer Fund's Class A, Class B and Class Y shares are lower than the AmSouth Fund's gross expenses attributable to Class A, Class B and Class I shares and are estimated to be lower on a pro forma basis after giving effect to the Reorgnization. In addition, the net expenses of the Class Y shares of the Pioneer Fund are lower than the net expenses of the AmSouth Fund attributable to Class I shares and are estimated to be lower on a pro forma basis. In addition, the broader distribution arrangement of the Pioneer Fund offers greater potential for further increases in net assets of the combined fund and lower per share expense ratios.

     Sixth, the Class A, B and Y shares of Pioneer Tax Free Income Fund received in the Reorganization will provide AmSouth High Quality Municipal Bond Fund shareholders with exposure to substantially the same investment product as they currently have.

     Seventh, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bank will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of AmSouth High Quality Municipal Bond Fund in connection with the Reorganization.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

      The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005. The table also sets forth the pro forma capitalization of the combined Fund as of May 31, 2005, assuming the shareholders of AmSouth Tennessee Tax-Exempt Bond Fund approve the reorganization of their fund into Pioneer Tax Free Income Fund.

                                                                                                 Pro Forma
                                                                                              Pioneer Tax Free
                                                                                                Income Fund
                                                                                Pro Forma        (including
                                        AmSouth High                           Pioneer Tax        AmSouth
                                     Quality Municipal     Pioneer Tax Free    Free Income     Tennessee Tax-
                                         Bond Fund           Income Fund          Fund          Exempt Fund)
                                        May 31, 2005         May 31, 2005      May 31,2005      May 31, 2005
                                     -----------------     ----------------    -----------    ----------------
Total Net Assets (in thousands)          $   329,216         $   345,063       $   674,278       $   710,145
     Class A shares ...............      $    15,588         $   304,731       $   320,318       $   325,503
     Class B shares ...............      $     3,739         $    18,036       $    21,775       $    23,867
     Class I/Y shares .............      $   309,889         $       143       $   310,031       $   338,622
Net Asset Value Per Share
     Class A shares ...............      $     10.19         $     11.78       $     11.78       $     11.78
     Class B shares ...............      $     10.16         $     11.68       $     11.68       $     11.68
     Class I/Y shares .............      $     10.19         $     11.72       $     11.72       $     11.72
Shares Outstanding
     Class A shares ...............        1,530,430          25,863,912        27,186,900        27,626,928
     Class B shares ...............          367,964           1,544,680         1,864,939         2,044,084
     Class I/Y shares .............       30,409,602              12,181        26,453,521        28,893,022

      It is impossible to predict how many shares of the Pioneer Tax Free Income Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

      For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

      The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                      AmSouth Tennessee Tax-Exempt Fund and
                          Pioneer Tax Free Income Fund

                                  PROPOSAL 1(q)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

      The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

      Pioneer Tax Free Income Fund invests in municipal securities of issuers across the United States. AmSouth Tennessee Tax-Exempt Fund invests primarily in securities of issuers in Tennessee. Both Funds are exempt from regular federal income tax. In addition, AmSouth Tennessee Tax-Exempt Fund is exempt from Tennessee state income tax. Income from the Pioneer Fund is not exempt from Tennessee state income tax. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

 Comparison of AmSouth Tennessee Tax-Exempt Fund to Pioneer Tax Free Income Fund

                             AmSouth Tennessee Tax-Exempt Fund                 Pioneer Tax Free Income Fund
---------------------------------------------------------------------------------------------------------------------------
Business                     A non-diversified series of AmSouth Funds, an     A diversified open-end management investment
                             open-end management investment company            company organized as a Delaware statutory
                             organized as a Massachusetts business trust.      trust.

Net assets as of March       $35.9 million                                     $340.7 million
31, 2005

Investment advisers          Investment Adviser:                               Investment Adviser:
and portfolio                AAMI                                              Pioneer
managers
                             Portfolio Manager: Day-to-day management of       Portfolio Manager: Day-to-day management of
                             AmSouth Tennessee Tax-Exempt Fund's portfolio     the Fund's portfolio is the responsibility of
                             is the responsibility of Dorothy E. Thomas,       David Eurkus. Mr. Eurkus joined Pioneer as a
                             CFA. Ms. Thomas has more than 20 years of         senior vice president in January 2000 and has
                             experience as an investment portfolio manager.    been an investment professional since 1969.
                             Ms. Thomas has been associated with AmSouth's     From 1998 to 2000, Mr. Eurkus was a senior
                             Trust Investment Group since 1982 and is          vice president of fixed income investing for
                             currently Senior Vice President and Trust         the Private Client Group at Brown Brothers
                             Investment Officer in charge of tax-free fixed    Harriman. Prior to that he was a senior vice
                             income investments.                               president at Putnam Investments.

Investment objective         AmSouth Tennessee Tax-Exempt Fund seeks to        Pioneer Tax Free Income Fund seeks as high a
                             provide investors with current income exempt      level of current income exempt from federal
                             from federal and Tennessee income taxes without   income taxes as possible consistent with the
                             assuming undue risk.                              preservation of capital.

Primary investments          Normally, AmSouth Tennessee Tax-Exempt Fund       Normally, Pioneer Tax Free Income Fund
                             will invest at least 80% of its net assets in     invests at least 80% of its total assets in
                             municipal securities of the State of Tennessee    investment grade securities that provide
                             and its political subdivisions that provide       income that is exempt from regular federal
                             income exempt from federal income tax and         income tax and may not be subject to the AMT.
                             Tennessee personal income taxes. For purposes     These investments include bonds, notes and
                             of this policy, net assets include net assets     other debt instruments issued by or on behalf
                             plus borrowings for investment purposes.          of states, counties, municipalities,

                             AmSouth Tennessee Tax-Exempt Fund                 Pioneer Tax Free Income Fund
---------------------------------------------------------------------------------------------------------------------------
                             The Fund invests in Tennessee municipal           territories and possessions of the United
                             securities only if they are high-grade (rated     States and the District of Columbia and their
                             at the time of purchase in one of the four        authorities, political subdivisions, agencies
                             highest rating categories by a nationally         or instrumentalities.
                             recognized statistical rating organization or
                             determined by AAMI to be of comparable
                             quality). The Fund will have a dollar-weighted
                             average maturity of five to ten years. As a
                             non-fundamental policy, the Fund will normally
                             invest at least 80% of its net assets in
                             municipal securities that are not subject to
                             the federal alternative minimum tax ("AMT") for
                             individuals.

Investment strategies        AAMI's fixed income portfolio management          Pioneer considers both broad economic factors
                             process focuses on the four key areas of          and issuer specific factors in selecting a
                             duration management, sector weights, position     portfolio designed to achieve the Fund's
                             on the yield curve and security selection;        investment objective. In assessing the
                             AAMI's goal is to add value in each of these      appropriate maturity and rating weighting of
                             four areas through the active management of the   the Fund's portfolio, Pioneer considers a
                             Fund's portfolio. Beginning with rigorous         variety of factors that are expected to
                             fundamental analysis of the economy and taking    influence economic activity and interest
                             into account characteristics of the current       rates. These factors include fundamental
                             business and interest rate cycles, AAMI arrives   economic indicators, such as the rates of
                             at a projection of the likely trend in interest   economic growth and inflation, Federal
                             rates and adjusts duration accordingly.           Reserve monetary policy and the relative
                             Analysis of the shape of the yield curve and      value of the U.S. dollar compared to other
                             yield spreads among bond market sectors leads     currencies. Once Pioneer determines the
                             to further refinements in strategy.               preferable portfolio characteristics, Pioneer
                                                                               selects individual securities based upon the
                                                                               terms of the securities (such as yields
                                                                               compared to U.S. Treasuries or comparable
                                                                               issues), liquidity and rating and issuer
                                                                               diversification. Pioneer also employs due
                                                                               diligence and fundamental research, an
                                                                               evaluation of the issuer based on its
                                                                               financial statements and operations, to
                                                                               assess an issuer's credit quality, taking
                                                                               into account financial condition, future
                                                                               capital needs and potential for change in
                                                                               rating. In making these portfolio decisions,
                                                                               Pioneer relies on the knowledge, experience
                                                                               and judgment of its staff who have access to
                                                                               a wide variety of research.


Other investments            Under normal market conditions, the Fund may      The Fund may invest in securities of any
                             invest up to 20% of its assets in taxable         maturity.
                             obligations. For purposes of the 20% basket,
                             the Fund may also invest in municipal             The Fund may invest up to 25% or more of its
                             securities of states other than Tennessee.        assets in issuers in any one or more states
                                                                               or securities the payments on which are
                                                                               derived from gas, electric, telephone, sewer
                                                                               and water segments of the municipal bond
                                                                               market. The Fund may invest up to 25% of its
                                                                               assets in industrial development bonds.

                             AmSouth Tennessee Tax-Exempt Fund                 Pioneer Tax Free Income Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                               The Fund may invest up to 20% of its net
                                                                               assets in securities of other investment
                                                                               companies, investment grade commercial paper,
                                                                               U.S. government securities, U.S. or foreign
                                                                               bank instruments and repurchase agreements.

                                                                               The Fund may invest up to 10% of its net
                                                                               assets in debt securities rated below
                                                                               investment grade or, if unrated, of
                                                                               equivalent quality as determined by Pioneer.
                                                                               Debt securities rated below investment grade
                                                                               are commonly referred to as "junk bonds" and
                                                                               are considered speculative.

                                                                               The Fund may invest up to 10% of its net
                                                                               assets in inverse floating rate obligations
                                                                               (a type of derivative instrument). Inverse
                                                                               floating rate obligations represent interests
                                                                               in tax-exempt bonds.

Temporary defensive          For temporary defensive purposes, the Fund may    For temporary defensive purposes, including
strategies                   increase its holdings in taxable obligations to   during periods of unusual cash flows, the
                             over 20% of its assets and hold uninvested cash   Fund may depart from its principal investment
                             reserves pending investment. The Fund may also    strategies and invest part or all of its
                             increase its holdings in municipal securities     assets in securities with remaining
                             of states other than Tennessee to over 20% of     maturities of less than one year, cash
                             its assets in such situations. Taxable            equivalents or may hold cash.
                             obligations may include obligations issued or
                             guaranteed by the U.S. government, its agencies
                             or instrumentalities (some of which may be
                             subject to repurchase agreements), certificates
                             of deposit, demand and time deposits, bankers'
                             acceptances of selected banks, and commercial
                             paper meeting the Fund's quality for tax-exempt
                             commercial paper.

Diversification              AmSouth Tennessee Tax-Exempt Fund is              Pioneer Tax Free Income Fund is diversified
                             non-diversified for the purpose of the            and is subject to diversification
                             Investment Company Act and, therefore, may        requirements under the Internal Revenue Code
                             concentrate its investments in a limited number   of 1986, as amended (the "Code").
                             of issuers.

Industry concentration       AmSouth Tennessee Tax-Exempt Fund may not         Pioneer Tax Free Income Fund will not
                             purchase any securities which would cause 25%     concentrate its assets in the securities of
                             or more of the Fund's total assets at the time    issuers in any one industry except that the
                             of purchase to be invested in the securities of   Fund may invest 25% or more of its assets in
                             one or more issuers conducting their principal    issuers in any one or more states or
                             business activities in the same industry;         securities the payments on which are derived
                             provided that this limitation shall not apply     from gas, electric, telephone, sewer and
                             to municipal securities; and provided, further,   water segments of the municipal bond market.
                             that for the purpose of this limitation only,
                             private activity bonds that are backed only by
                             the assets and revenues of a non-governmental
                             user shall not be deemed to be municipal
                             securities.

                             AmSouth Tennessee Tax-Exempt Fund                 Pioneer Tax Free Income Fund
---------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid      AmSouth Tennessee Tax-Exempt Fund may not         Pioneer Tax Free Income Fund may not invest
securities                   invest more than 15% of its net assets in         more than 15% of its net assets in securities
                             securities that are restricted as to resale, or   that are illiquid and other securities that
                             for which no readily available market exists,     are not readily marketable. Repurchase
                             including repurchase agreements providing for     agreements maturing in more than seven days
                             settlement more than seven days after notice.     will be included for purposes of the
                                                                               foregoing limit

Borrowing                    AmSouth Tennessee Tax-Exempt Fund may not         Pioneer Tax Free Income Fund may not borrow
                             borrow money or issue senior securities, except   money, except from a bank for temporary or
                             that the Fund may borrow from banks or enter      emergency purposes and not for investment
                             into reverse repurchase agreements for            purposes, and then only in an amount not
                             temporary emergency purposes in amounts up to     exceeding 5% of the value of the Fund's total
                             33 1/3% of the value of its total assets at the   assets at the time of borrowing.
                             time of such borrowing. The Fund will not
                             purchase securities while borrowings (including
                             reverse repurchase agreements) in excess of 5%
                             of its total assets are outstanding. In
                             addition, the Fund is permitted to participate
                             in a credit facility whereby the Fund may
                             directly lend to and borrow money from other
                             AmSouth Funds for temporary purposes, provided
                             that the loans are made in accordance with an
                             order of exemption from the SEC and any
                             conditions thereto.

Lending                      AmSouth Tennessee Tax-Exempt Fund may not make    Pioneer Tax Free Income Fund may not make
                             loans, except that the Fund may purchase or       loans, except through the purchase of
                             hold debt instruments in accordance with its      securities, including repurchase agreements,
                             investment objective and policies, lend Fund      in accordance with its investment objective,
                             securities in accordance with its investment      policies and limitations.
                             objective and policies and enter into
                             repurchase agreements. In addition, the Fund is
                             permitted to participate in a credit facility
                             whereby the Fund may directly lend to and
                             borrow money from other AmSouth Funds for
                             temporary purposes, provided that the loans are
                             made in accordance with an order of exemption
                             from the SEC and any conditions thereto.

Derivative instruments       AmSouth Tennessee Tax-Exempt Fund may invest in   Pioneer Tax Free Income Fund may use futures
                             futures contracts and options thereon (interest   and options on securities, indices and
                             rate futures contracts or index futures           currencies, forward currency exchange
                             contracts, as applicable) to commit funds         contracts and other derivatives. The Fund
                             awaiting investment, to maintain cash liquidity   does not use derivatives as a primary
                             or for other hedging purposes. The value of the   investment technique and generally limits
                             Fund's contracts may equal or exceed 100% of      their use to hedging. However, the Fund may
                             the Fund's total assets, although the Fund will   use derivatives for a variety of
                             not purchase or sell a futures contract unless    non-principal purposes, including:
                             immediately afterwards the aggregate amount of
                             margin deposits on its existing futures           o    As a hedge against adverse changes in
                             positions plus the amount of premiums paid for       stock market prices, interest rates or
                             related futures options entered into for other       currency exchange rates
                             than bona fide hedging purposes is 5% or less
                                                                               o    As a substitute for purchasing or

                             AmSouth Tennessee Tax-Exempt Fund                 Pioneer Tax Free Income Fund
---------------------------------------------------------------------------------------------------------------------------
                             of its net assets.                                   selling securities

                                                                               o    To increase the Fund's return as a
                                                                                  non-hedging strategy that may be
                                                                                  considered speculative

Short-term trading           The Fund may engage in the technique of           The Fund usually does not trade for
                             short-term trading. Such trading involves the     short-term profits. The Fund will sell an
                             selling of securities held for a short time,      investment, however, even if it has only been
                             ranging from several months to less than a day.   held for a short time, if it no longer meets
                             The object of such short-term trading is to       the Fund's investment criteria.
                             increase the potential for capital appreciation
                             and/or income of the Fund in order to take
                             advantage of what AAMI believes are changes in
                             market, industry or individual company
                             conditions or outlook. Any such trading would
                             increase the turnover rate of a Fund and its
                             transaction costs.

Other investment policies    As described above, the Funds have substantially similar principal investment strategies and
and restrictions             policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

                                                          Buying, Selling and Exchanging Shares

Class A sales charges and    Class A shares are offered with an initial        Class A shares are offered with an initial
Rule 12b-1 fees              sales charge of up to 4.00% of the offering       sales charge of up to 4.50% of the offering
                             price, which is reduced depending upon the        price, which is reduced or waived for large
                             amount invested or, in certain circumstances,     purchases and certain types of investors. At
                             waived. Class A Shares bought as part of an       the time of your purchase, your investment
                             investment of $1 million or more are not          firm may receive a commission from Pioneer
                             subject to an initial sales charge, but may be    Funds Distributor, Inc. ("PFD"), the Fund's
                             charged a contingent deferred sales charge        distributor, of up to 4% declining as the
                             ("CDSC") of 1.00% if sold within one year of      size of your investment increases.
                             purchase.
                                                                               There is no CDSC, except in certain
                             Class A shares pay a shareholder servicing fee    circumstances when the initial sales charge
                             (non 12b-1) of up to 0.25% of average daily net   is waived.
                             assets.
                                                                               Class A shares are subject to distribution
                                                                               and service (12b-1) fees of up to 0.25% of
                                                                               average daily net assets.

Class B sales charges and    Class B shares are offered without an initial     Class B shares are offered without an initial
Rule 12b-1 fees              sales charge, but are subject to a CDSC of up     sales charge, but are subject to a CDSC of up
                             to 5%. For Class B Shares purchased prior to      to 4% if you sell your shares. The charge is
                             the combination of AmSouth Funds with ISG         reduced over time and is not charged after
                             Funds, the CDSC on such Class B Shares held       five years. Your investment firm may receive
                             continuously declines over six years, starting    a commission from PFD, the Fund's
                             with year one and ending in year seven from:      distributor, at the time of your purchase of
                             4%, 3%, 3%, 2%, 2%, 1%. For all other Class B     up to 4%.
                             Shares held continuously, the CDSC declines
                             over six years, starting with year one and        Class B shares are subject to distribution
                             ending in year seven from: 5%, 4%, 3%, 3%, 2%,    and service (12b-1) fees of up to 1% of
                             1%. Eight years after purchase (seven years in    average daily net assets.
                             the case of Shares acquired in the ISG
                             combination), Class B Shares automatically        Class B shares acquired through the
                                                                               Reorganization will be subject to the CDSC
                                                                               and commission schedules applicable to the

                             AmSouth Tennessee Tax-Exempt Fund                 Pioneer Tax Free Income Fund
---------------------------------------------------------------------------------------------------------------------------
                             convert to Class A Shares.                        original purchase.

                             Class B Shares pay a shareholder servicing fee    Maximum purchase of Class B shares in a
                             (non 12b-1) of up to 0.25% of average daily net   single transaction is $49,999.
                             assets and a distribution (12b-1) fee of up to
                             0.75% of average daily net assets.

                             Maximum investment for all Class B purchases by a shareholder for the Fund's shares is $99,999.

Class I and Class Y sales    AmSouth Tennessee Tax-Exempt Fund does not        The Fund does not impose any initial,
charges and Rule 12b-1       impose any initial or CDSC on Class I shares.     contingent deferred or asset based sales
fees                                                                           charge on Class Y shares.
                             The Fund may impose a shareholder servicing fee
                             (non 12b-1) of up to 0.15% of average daily       The distributor incurs the expenses of
                             net assets.                                       distributing the Fund's Class Y shares, none
                                                                               of which are reimbursed by the Fund or the
                                                                               Class Y shareowners.

Management and other fees    AmSouth Tennessee Tax-Exempt Fund pays an         Pioneer Tax Free Income Fund pays Pioneer an
                             advisory fee on a monthly basis at an annual      annual fee equal to 0.49% of the Fund's
                             rate of 0.50% of the Fund's average daily net     average daily net assets up to $250 million,
                             assets.                                           0.48% of the next $50 million and 0.45% on
                                                                               assets over $300 million.
                             ASO Services Company, Inc. ("ASO") serves as
                             administrator and fund accounting agent for the   In addition, the Fund reimburses Pioneer for
                             Fund. The Fund pays ASO an administrative         certain fund accounting and legal expenses
                             services fee of 0.15% of the Fund's average       incurred on behalf of the Fund and pays a
                             daily net assets.                                 separate shareholder servicing/transfer
                                                                               agency fee to PIMSS, an affiliate of Pioneer.
                             Other expenses are being limited to 0.50% for
                             Class A Shares, 0.50% for Class B Shares and      For the fiscal year ended December 31, 2004,
                             0.35% for Class I Shares. Any fee waiver or       the Fund's total annual operating for Class A
                             expense reimbursement arrangement is voluntary    shares were 0.91% of average daily net
                             and may be discontinued at any time.              assets.

                             For the fiscal year ended July 31, 2004, the      For the fiscal year ended December 31, 2004,
                             Fund's annual operating expenses for Class A      the Fund's total annual operating expenses
                             shares, after giving effect to the expense        for Class B shares were 1.67% of average
                             limitation were 1.00% and without giving effect   daily net assets.
                             to the expense limitation, were 1.07% of
                             average daily net assets.                         For the fiscal year ended December 31, 2004,
                                                                               the Fund's total annual operating expenses
                             For the fiscal year ended July 31, 2004, the      for Class Y shares were 0.55% of average
                             Fund's annual operating expenses for Class B      daily net assets.
                             shares, after giving effect to the expense
                             limitation were 1.75%, and without giving
                             effect to the expense limitation, were 1.82% of
                             average daily net assets.

                             For the fiscal year ended July 31, 2004, the Fund's annual operating expenses for Class I shares, after giving effect to the expense limitation were 0.85%, and without giving effect to the expense limitation, were 0.97% of average daily net assets.

                             AmSouth Tennessee Tax-Exempt Fund                 Pioneer Tax Free Income Fund
---------------------------------------------------------------------------------------------------------------------------
Buying shares                You may buy shares of the Fund directly through   You may buy shares from any investment firm
                             BISYS Fund Services, the Fund's distributor, or   that has a sales agreement with PFD, the
                             through brokers, registered investment            Pioneer Fund's distributor.
                             advisers, banks and other financial
                             institutions that have entered into selling       If the account is established in the
                             agreements with the Fund's distributor, as        shareholder's own name, shareholders may also
                             described in the Fund's prospectus.               purchase additional shares of the Fund by
                                                                               telephone or online.
                             Certain account transactions may be done by
                             telephone.

Exchanging shares            You can exchange your shares in the Fund for      You may exchange your shares for shares of
                             shares of the same class of another AmSouth       the same class of another Pioneer mutual
                             Fund, usually without paying additional sales     fund. Your exchange request must be for at
                             charges. You must meet the minimum investment     least $1,000. The Fund allows you to exchange
                             requirements for the Fund into which you are      your shares at net asset value without
                             exchanging. Exchanges from one Fund to another    charging you either an initial or contingent
                             are taxable. Class A shares may be exchanged      deferred shares charge at the time of the
                             for Class I shares of the same Fund or another    exchange. Shares you acquire as part of an
                             AmSouth Fund if you become eligible to purchase   exchange will continue to be subject to any
                             Class I shares. Class I Shares may be exchanged   contingent deferred sales charge that applies
                             for Class A Shares of the same Fund. No           to the shares you originally purchased. When
                             transaction fees are currently charged for        you ultimately sell your shares, the date of
                             exchanges.                                        your original purchase will determine your
                                                                               contingent deferred sales charge. An exchange
                             If you sell your Shares or exchange them for      generally is treated as a sale and a new
                             shares of another AmSouth Fund within 7 days of   purchase of shares for federal income tax
                             the date of purchase, you will be charged a       purposes.
                             2.00% fee on the current net asset value of the
                             Shares sold or exchanged. The fee is paid to      After you establish an eligible fund account,
                             the Fund to offset the costs associated with      you can exchange Fund shares by telephone or
                             short-term trading, such as portfolio             online.
                             transaction and administrative costs.

                             The Fund uses a "first-in, first-out" method to determine how long you have held your shares.
                             This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                             The fee will be charged on all covered
                             redemptions and exchanges, including those made through retirement plan, brokerage and other types of omnibus accounts (except where it is not practical for the plan administrator or brokerage firm to implement the fee). The Fund will not impose the redemption fee on a redemption or exchange of shares purchased upon the reinvestment of dividend and capital gain distributions.

Selling shares               Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.

                             You may sell your shares by contacting the        Normally, your investment firm will send

                             AmSouth Tennessee Tax-Exempt Fund                 Pioneer Tax Free Income Fund
---------------------------------------------------------------------------------------------------------------------------
                             Fund directly in writing or by telephone or by    your request to sell shares to PIMSS. You can
                             contacting a financial intermediary as            also sell your shares by contacting the Fund
                             described in the Fund's prospectus.               directly if your account is registered in
                                                                               your name.

                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may also
                                                                               redeem shares of the Fund by telephone or
                                                                               online.

Comparison of Principal Risks of Investing in the Funds

      Because each Fund primarily invests in municipal securities, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

      o Interest rates go up, causing the value of the Fund's investments to decline

      o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

      o New federal or state legislation adversely affects the tax-exempt status of securities held by the Fund or the financial ability of municipalities to repay these obligations

      o To the extent the Pioneer Fund concentrates its investments in a single state or securities the payments on which are dependent upon a single industry, the Fund will be more susceptible to risks associated with that state or industry. By concentrating its investments in securities issued by Tennessee and its municipalities, AmSouth Tennessee Tax-Exempt Fund will be more vulnerable to unfavorable developments in Tennessee than funds that are more geographically diversified.

      o The adviser is incorrect in its expectation of changes in interest rates or the credit quality of an issuer

      In addition, at times, more than 25% of Pioneer Tax Free Income Fund's assets may be invested in the same market segment, such as financials or technology. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

      Pioneer Tax Free Income Fund may also invest up to 10% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.

      AmSouth Tennessee Tax-Exempt Fund is subject to risks relating to the fact that it is non-diversified. The Fund may invest in a small number of companies which may increase the volatility of the Fund. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single company or industry.

Past Performance

      Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

               AmSouth Tennessee Tax-Exempt Fund -- Class A Shares
                          Calendar Year Total Returns*

                                   [BAR CHART]

1995            13.4
1996            1.39
1997            7.13
1998            4.26
1999           -3.07
2000            8.65
2001             3.4
2002            8.43
2003            2.62
2004            1.22

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 5.91% for the quarter ended March 31, 1995, and the lowest quarterly return was -2.37% for the quarter ended June 30, 1999.

                 Pioneer Tax Free Income Fund -- Class A Shares
                          Calendar Year Total Returns*

                                   [BAR CHART]

1995           16.84
1996            3.58
1997            8.94
1998             6.2
1999           -4.29
2000           11.63
2001            4.13
2002            7.06
2003             5.8
2004            4.76

* During the period shown in the bar chart, Pioneer Tax Free Income Fund's highest quarterly return was 7.11% for the quarter ended March 31, 1995, and the lowest quarterly return was -3.38% for the quarter ended June 30, 2004.

                        AmSouth Tennessee Tax-Exempt Fund
     Average Annual Total Returns (for the periods ending December 31, 2004)

                                                                        1 Year          5 Years         10 Years
----------------------------------------------------------------------------------------------------------------
AmSouth Tennessee Tax-Exempt Fund, Class A Shares(1)
----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                     -2.87%            3.96%           4.22%
----------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                     -3.03%            3.91%           4.18%
----------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares             -0.90%            3.83%           4.12%
----------------------------------------------------------------------------------------------------------------
AmSouth Tennessee Tax-Exempt Fund, Class B Shares(2)
----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                     -4.42%            3.69%           3.82%
----------------------------------------------------------------------------------------------------------------
AmSouth Tennessee Tax-Exempt Fund, Class I Shares,(3)
----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                      1.36%            4.96%           4.77%
----------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                      1.19%            4.91%           4.73%
----------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares              1.94%            4.73%           4.63%
----------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-12 Year Municipal Bond Index(4)
(reflects no deduction for fees, expenses or taxes)                      3.43%            6.66%           6.48%
----------------------------------------------------------------------------------------------------------------

(1) The quoted returns reflect the performance from 3/28/94 to 3/12/00 of the ISG Tennessee Tax Exempt Fund, an open-end investment company that was the predecessor fund to the AmSouth Tennessee Tax-Exempt Fund. The ISG Tennessee Tax-Exempt Fund, commenced operations on 3/28/94, through a transfer of assets from certain collective trust fund ("commingled") accounts managed by First American National Bank, using substantially the same investment objective, policies and methodologies as the Fund. The quoted before-tax returns of the Fund includes the performance of the predecessor fund commingled accounts for periods dating back to 7/31/93, and prior to the Fund's commencement of operations, restated to reflect the expenses associated with the Fund. The commingled accounts were not registered with the SEC and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, their performance may have been adversely affected. After-tax returns reflect performance since 4/1/96, and do not include the performance of the commingled accounts prior to that date. Class A Shares were first offered on 3/28/94.

(2) Performance for the Class B Shares, which were first offered on 2/24/98, is based on the historical performance of the Fund's Class A Shares, including the performance of the predecessor fund and commingled accounts (without sales charge) prior to that date. The predecessor fund and commingled accounts were managed using substantially the same investment objective, policies and methodologies as the Fund. The historical performance of the Class B Shares has been restated to reflect the Fund's Class B Shares distribution (12b-1) fees and the contingent deferred sales charge.

(3) Performance for the Class I Shares, which were first offered on 10/3/97, is based on the historical performance of the Fund's Class A Shares, including the performance of the predecessor fund and commingled accounts (without sales charge) prior to that date. The predecessor fund and commingled accounts were managed using substantially the same investment objective, policies and methodologies as the Fund.

(4) Merrill Lynch 1-12 Year Municipal Bond Index, an unmanaged index generally representative of municipal bonds with intermediate maturities of no less than one year and no more than twelve years. The Index is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

      The table shows the impact of taxes on the Fund's returns. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                          Pioneer Tax Free Income Fund
              Average Annual Total Returns as of December 31, 2004

                                                                           1 Year         5 Years     10 Years
---------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund, Class A shares
---------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                         0.05%           5.66%       5.88%
---------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                         0.05%           5.56%       5.65%
---------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                 1.69%           5.52%       5.66%
---------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund, Class B shares
---------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                         0.07%           5.84%        N/A
---------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund, Class Y shares(1)
---------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                         5.14%           6.26%       6.14%
---------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                         5.14%           6.16%       5.91%
---------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                 5.21%           6.02%       5.88%
---------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(2)                                     4.48%           7.20%       7.06%
(reflects no deduction for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------------

(1) Reflects the inception of the Fund's Class A shares. The inception of Class Y shares was February 28, 2002.

(2) Lehman Brothers Municipal Bond Index is an unmanaged measure of approximately 15,000 municipal bonds is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

      The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

The Funds' Fees and Expenses

      Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Tennessee Tax-Exempt Fund, the expenses of AmSouth Tennessee Tax-Exempt Fund for the period ended January 31, 2005, and (ii) for Pioneer Tax Free Income Fund, the expenses of Pioneer Tax Free Income Fund for the period ended December 31, 2004. Future expenses for all share classes may be greater or less. Shareholders of AmSouth High Quality Municipal Bond Fund are also being asked to approve the reorganization of their fund into Pioneer Tax Free Income Fund. The tables also show (1) the pro forma expenses of the combined Fund assuming the Reorganization occurred on December 31, 2004 and (2) the pro forma expenses of the combined Fund assuming the reorganization of AmSouth High Quality Municipal Bond Fund into Pioneer Tax Free Income Fund also occurred on December 31, 2004.

   Shareholder         AmSouth      Pioneer      Combined        Combined        AmSouth
 transaction fees     Tennessee     Tax Free       Fund            Fund       Tennessee Tax-
  (paid directly     Tax-Exempt      Income     (Pro Forma)     (including    Exempt Fund(1)
    from your          Fund(1)        Fund                       AmSouth
   investment)                                                 High Quality
                                                                Municipal
                                                                Bond Fund)
                                                               (Pro Forma)
                       Class A      Class A       Class A         Class A        Class B
---------------------------------------------------------------------------------------------
Maximum sales          4.00%(2)     4.50%(2)      4.50%(2)       4.50%(2)        None
charge (load)
when you buy
shares as a
percentage of
offering price
---------------------------------------------------------------------------------------------
Maximum deferred       None         None          None           None            5.00%(3)
sales charge
(load) as a
percentage of
purchase price or
the amount you
receive when you
sell shares,
whichever is less
---------------------------------------------------------------------------------------------
 Redemption fees       2.00%(4)     None          None           None            2.00%(4)
---------------------------------------------------------------------------------------------
Annual fund
operating
expenses
(deducted from
fund assets)
(as a % of
average net
assets)
---------------------------------------------------------------------------------------------
Management fee         0.50%        0.49%         0.49           0.49%           0.50%
---------------------------------------------------------------------------------------------

   Shareholder         Pioneer    Combined Fund     Combined       AmSouth       Pioneer      Combined Fund      Combined
 transaction fees      Tax Free    (Pro Forma)       Fund          Tennessee    Tax Free       (Pro Forma)         Fund
  (paid directly        Income                    (including      Tax-Exempt   Income Fund                       (including
    from your            Fund                     AmSouth High      Fund(1)                                     AmSouth High
   investment)                                       Quality                                                      Quality
                                                    Municipal                                                    Municipal
                                                   Bond Fund)                                                   Bond Fund)
                                                   (Pro Forma                                                  (Pro Forma
                       Class B       Class B         Class B        Class I        Class Y        Class Y         Class Y
-----------------------------------------------------------------------------------------------------------------------------
Maximum sales            None          None           None           None           None            None           None
charge (load)
when you buy
shares as a
percentage of
offering price
-----------------------------------------------------------------------------------------------------------------------------
Maximum deferred         4.00%         4.00%          4.00%          None           None            None           None
sales charge
(load) as a
percentage of
purchase price or
the amount you
receive when you
sell shares,
whichever is less
-----------------------------------------------------------------------------------------------------------------------------
Redemption fees          None          None           None           2.00%(4)       None            None           None
-----------------------------------------------------------------------------------------------------------------------------
Annual fund
operating
expenses
(deducted from
fund assets)
(as a % of
average net
assets)
-----------------------------------------------------------------------------------------------------------------------------
Management fee           0.49%         0.49%          0.49%          0.50%          0.49%           0.49%          0.49%
-----------------------------------------------------------------------------------------------------------------------------

   Shareholder         AmSouth      Pioneer      Combined        Combined        AmSouth
 transaction fees     Tennessee     Tax Free       Fund            Fund       Tennessee Tax-
  (paid directly     Tax-Exempt      Income     (Pro Forma)     (including    Exempt Fund(1)
    from your          Fund(1)        Fund                       AmSouth
   investment)                                                 High Quality
                                                                Municipal
                                                                Bond Fund)
                                                               (Pro Forma)
                       Class A      Class A       Class A        Class A         Class B
---------------------------------------------------------------------------------------------
Distribution and        None        0.25%         0.25%          0.25%           0.75%
service (12b-1)
fee
---------------------------------------------------------------------------------------------
Other expenses          0.83%(5)    0.17%         0.17%         00.19%           1.07%(5)
---------------------------------------------------------------------------------------------
Total fund              1.33%       0.91%(6)      0.91%          0.90%           2.32%
operating expenses
---------------------------------------------------------------------------------------------
Expense                 0.33%        N/A           N/A            N/A            0.57%
reimbursement/
reduction
---------------------------------------------------------------------------------------------
Net fund                1.00%       0.91%         0.91%          0.90%           1.75%
operating expenses
---------------------------------------------------------------------------------------------

   Shareholder         Pioneer    Combined Fund     Combined       AmSouth       Pioneer      Combined Fund      Combined
 transaction fees      Tax Free    (Pro Forma)       Fund          Tennessee    Tax Free       (Pro Forma)         Fund
  (paid directly        Income                    (including      Tax-Exempt   Income Fund                       (including
    from your            Fund                     AmSouth High      Fund(1)                                     AmSouth High
   investment)                                       Quality                                                      Quality
                                                    Municipal                                                    Municipal
                                                   Bond Fund)                                                   Bond Fund)
                                                   (Pro Forma                                                  (Pro Forma
                       Class B       Class B         Class B        Class I        Class Y        Class Y         Class Y
-----------------------------------------------------------------------------------------------------------------------------
Distribution and       1.00%         1.00%           1.00%            None           None          None             None
service (12b-1)
fee
-----------------------------------------------------------------------------------------------------------------------------
Other expenses         0.18%         0.18%           0.16%            0.60%(5)       0.06%         0.06%            0.06%
-----------------------------------------------------------------------------------------------------------------------------
Total fund             1.67%(6)      1.67%           1.65%            1.10%          0.55%(6)      0.55%            0.55%
operating expenses
-----------------------------------------------------------------------------------------------------------------------------
Expense                 N/A           N/A             N/A             0.25%           N/A           N/A              N/A
reimbursement/
reduction
-----------------------------------------------------------------------------------------------------------------------------
Net fund               1.67%         1.67%           1.65%            0.85%          0.55%         0.55%            0.55%
operating expenses
-----------------------------------------------------------------------------------------------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase. See "Distribution Arrangements."

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B Shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses for the AmSouth Fund are being limited to 0.50% for Class A shares, 050% for Class B shares and 0.35% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

      The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

  Number of years you own your       AmSouth Tennessee    Pioneer Tax Free      Combined Fund       Combined Fund
             shares                   Tax-Exempt Fund        Income Fund         (Pro Forma)     (including AmSouth
                                                                                                    High Quality
                                                                                                   Municipal Bond
                                                                                                        Fund)
                                                                                                     (Pro Forma)
--------------------------------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------------------------------
Year 1                                     $  530                 $  539            $  663              $  662
--------------------------------------------------------------------------------------------------------------------
Year 3                                     $  805                 $  727            $  848              $  845
--------------------------------------------------------------------------------------------------------------------
Year 5                                     $ 1100                 $  931            $1,050              $1,045
--------------------------------------------------------------------------------------------------------------------
Year 10                                    $1,937                 $1,519            $1,630              $1,619
--------------------------------------------------------------------------------------------------------------------
Class B -- assuming redemption at end of period
--------------------------------------------------------------------------------------------------------------------
Year 1                                     $  735                 $  570            $  570              $  559
--------------------------------------------------------------------------------------------------------------------
Year 3                                     $1,024                 $  826            $  826              $  793
--------------------------------------------------------------------------------------------------------------------
Year 5                                     $1,440                 $1,007            $1,007              $  950
--------------------------------------------------------------------------------------------------------------------
Year 10                                    $2,408                 $1,774            $1,774              $1,679
--------------------------------------------------------------------------------------------------------------------
Class B -- assuming no redemption
--------------------------------------------------------------------------------------------------------------------
Year 1                                     $  235                 $  170            $  170              $  159
--------------------------------------------------------------------------------------------------------------------
Year 3                                     $  724                 $  526            $  526              $  493
--------------------------------------------------------------------------------------------------------------------
Year 5                                     $1,240                 $  909            $  907              $  850
--------------------------------------------------------------------------------------------------------------------
Year 10                                    $2,408                 $1,774            $1,774              $1,679
--------------------------------------------------------------------------------------------------------------------
                                          Class I                Class Y
--------------------------------------------------------------------------------------------------------------------
Year 1                                     $  112                 $   56            $   56              $   56
--------------------------------------------------------------------------------------------------------------------
Year 3                                     $  350                 $  176            $  176              $  176
--------------------------------------------------------------------------------------------------------------------
Year 5                                     $  606                 $  307            $  307              $  307
--------------------------------------------------------------------------------------------------------------------
Year 10                                    $1,340                 $  689            $  689              $  689
--------------------------------------------------------------------------------------------------------------------


Reasons for the Proposed Reorganization

      The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Tennessee Tax-Exempt Fund. The Trustees considered the following matters, among others, in approving the proposal.

      First, AAMI, the investment adviser to your AmSouth Fund informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

      Second, after the Reorganization, the combined Fund will have an asset size substantially larger than that of your AmSouth Fund, which may allow the combined Fund to achieve significant economies of scale in investments or expenses.

      Third, the historical investment performance of Pioneer Tax Free Income Fund is better than your AmSouth Fund's investment performance. For the one, five and ten year periods ended December 31, 2004, Class A shares of Pioneer Tax Free Income Fund had an average annual return of 0.05% (one year); 5.66% (five years); and 5.88% (ten years) compared to an average annual return of the Class A shares of your AmSouth Fund of -2.87% (one year); 3.96% (five years); and 4.22% (ten years), respectively, during the same period. The trustees also considered performance information provided for the one, three, and five year periods ended March 31, 2005 during which Class A shares of Pioneer Tax Free Income Fund had an average annual return of 3.30% (one year); 5.82% (three years); and 6.10% (five years), compared to an average annual return of the Class A shares of your AmSouth Fund of -0.81% (one year); 3.52% (three years); and 4.21% (five years), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Fourth, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $2 billion in municipal securities. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges.

     Fifth, the Pioneer Fund's management fee is lower than your Fund's management fee and will benefit from breakpoints as assets increase as a result of the Reorganization. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. The net and gross expenses of Class A, Class B and Class Y shares of Pioneer Tax Free Income Fund are currently lower than the gross and net expenses of the corresponding classes of your Fund and are estimated to be lower on a pro forma basis after giving effect to the Reorganization.

     Sixth, although the Pioneer Tax Free Income Fund does not concentrate its investments in Tennessee and the dividends on the Pioneer Fund will not be exempt from Tennessee state taxes, your Board believes that the broader investment focus of the Pioneer Fund offered better long term prospects and potential for after tax return.

     Seventh, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bank will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of the AmSouth Fund in connection with the Reorganization.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.The table also sets forth the pro forma capitalization of the combined Fund as of May 31, 2005, assuming the shareholders of AmSouth High Quality Municipal Bond Fund approve the reorganization of their fund into Pioneer Tax Free Income Fund.

                                                                                                                   Pro Forma
                                                                                               Pro Forma    Pioneer Tax Free Income
                                                                                              Pioneer Tax   Fund (including AmSouth
                                                     AmSouth Tennessee     Pioneer Tax Free   Free Income    High Quality Municipal
                                                      Tax-Exempt Fund         Income Fund         Fund             Bond Fund)
                                                        May 31, 2005         May 31, 2005     May 31, 2005        May 31, 2005
                                                     -------------------   -----------------  ------------  -----------------------
Total Net Assets (in thousands)                          $    35,867          $   345,063      $   380,929         $   710,145
      Class A shares ..........................          $     5,184          $   304,731      $   309,915         $   325,503
      Class B shares ..........................          $     2,092          $    18,036      $    20,128         $    23,867
      Class I/Y shares ........................          $    28,591          $       143      $    28,733         $   338,622

Net Asset Value Per Share
      Class A shares ..........................          $     10.15          $     11.78      $     11.78         $     11.78
      Class B shares ..........................          $     10.16          $     11.68      $     11.68         $     11.68
      Class I/Y shares ........................          $     10.15          $     11.72      $     11.72         $     11.72
Shares Outstanding
      Class A shares ..........................              510,534           25,863,912       26,303,940          27,626,928
      Class B shares ..........................              205,863            1,544,680        1,723,825           2,044,084
      Class I/Y shares ........................            2,818,033               12,181        2,451,682          28,893,022

      It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

      For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

      The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                       AmSouth Government Income Fund and
                          Pioneer America Income Trust

                                  PROPOSAL 1(r)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

      The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

      Each Fund seeks current income as is consistent with preservation of capital, and consequently, the Funds have similar investment policies and risks. Both Funds invest in U.S. government securities but the Pioneer Fund only invests in U.S. government securities backed by the full faith and credit of the U.S. Treasury. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

  Comparison of AmSouth Government Income Fund to Pioneer America Income Trust

                          AmSouth Government Income Fund                    Pioneer America Income Trust
--------------------------------------------------------------------------------------------------------------------------
Business                  A non-diversified series of AmSouth Funds, an     A diversified open-end management investment
                          open-end management investment company            company organized as a Massachusetts business
                          organized as a Massachusetts business trust.      trust.

Net assets as of March    $166.5 million                                    $229.5 million
31, 2005

Investment advisers       Investment Adviser:                               Investment Adviser:
and portfolio             AAMI                                              Pioneer
managers
                          Portfolio Managers:                               Portfolio Manager:
                          Day-to-day management of AmSouth Government       Day-to-day management of the Fund's portfolio
                          Income Fund's portfolio is the responsibility     is the responsibility of Richard Schlanger.
                          of John P. Boston, CFA and Michael T. Lytle,      Mr. Schlanger is supported by the fixed income
                          CFA. Mr. Boston and Mr. Lytle were each named     team. Members of this team manage other
                          co-manager of the Fund in 2004. Mr. Boston        Pioneer funds investing primarily in fixed
                          managed the Fund from 1993 to 1998 and            income securities. The portfolio manager and
                          co-managed the Fund from 1999 to 2002. He also    the team also may draw upon the research and
                          manages AmSouth High Quality Bond Fund and        investment management expertise of the global
                          AmSouth Limited Term Bond Fund and co-manages     research team, which provides fundamental
                          AmSouth Balanced Fund. Mr. Boston is Chief        research on companies and includes members
                          Fixed Income Officer for AAMI. Mr. Boston         from Pioneer's affiliate, Pioneer Investment
                          began his career in investment management with    Management Limited. Mr. Schlanger joined
                          AmSouth Bank in 1988 and has been associated      Pioneer as a portfolio manager in 1988 after
                          with AAMI since 1996.                             spending 12 years with Irving Trust Company in
                                                                            New York, where he had overall responsibility
                          Mr. Lytle joined AmSouth Bank's Asset             for managing nearly $1.5 billion in fixed
                          Management Group in 1999 and AAMI in 2003. He     income assets.
                          is a fixed-income portfolio manager for AAMI,
                          specializing in taxable fixed-income
                          securities.

Investment objective      AmSouth Government Income Fund seeks current      Pioneer America Income Fund seeks as high a
                          income consistent with the preservation           level of current income as is consistent with

                          AmSouth Government Income Fund                    Pioneer America Income Trust
---------------------------------------------------------------------------------------------------------------------------
                          of capital.                                       preservation of capital and prudent investment
                                                                            risk.

Primary investments       Under normal circumstances, the Fund will         Pioneer America Income Trust invests
                          invest at least 80% of its net assets             exclusively in securities that are backed by
                          primarily in obligations issued or guaranteed     the full faith and credit of the U.S.
                          by the U.S. government or its agencies and        government, and repurchase agreements and
                          instrumentalities. For the purpose of this        "when-issued" commitments with respect to
                          policy, net assets include net assets plus        these securities.
                          borrowings for investment purposes. The Fund
                          invests primarily in securities issued or         Securities in which the Pioneer Trust may
                          guaranteed by the U.S. government, its            invest include:
                          agencies or instrumentalities. These              o    U.S. Treasury obligations, which
                          investments are principally mortgage-related           differ only in their interest rates,
                          securities, U.S. Treasury obligations and U.S.         maturities and times of issuance,
                          government agency obligations. The Fund                including U.S. Treasury bills (maturities
                          invests in securities issued by: (i) the               of one year or less), U.S. Treasury notes
                          Government National Mortgage Association,              (maturities of one to 10 years), and U.S.
                          which are supported by the full faith and              Treasury bonds (generally maturities
                          credit of the U.S. government; (ii) the                greater than 10 years)
                          Federal National Mortgage Association, the        o    Obligations issued by or guaranteed
                          Federal Home Loan Mortgage Corporation, the            as to principal and interest by the U.S.
                          Student Loan Marketing Association ("SLMA")            Treasury and certain agencies and
                          and the Federal Home Loan Banks ("FHLBs"),             instrumentalities of the U.S. government,
                          which are supported by the right of the issuer         such as Government National Mortgage
                          to borrow from the U.S. Treasury; (iii) the            Association ("GNMA") certificates and
                          Federal Farm Credit Banks ("FFCBs") and the            Federal Housing Administration ("FHA")
                          Tennessee Valley Authority ("TVA"), which are          debentures, for which the U.S. Treasury
                          supported only by the credit of the issuer;            unconditionally guarantees payment of
                          and (iv) the Private Export Funding                    principal and interest
                          Corporation ("PEFCO") which may be guaranteed
                          by the Export-Import Bank of the U.S. ("Exim      The Fund's investments may have all types of
                          Bank"), an agency of the U.S.                     interest rate payment and reset terms,
                                                                            including fixed rate, adjustable rate, zero
                                                                            coupon, contingent, deferred, payment-in-kind
                                                                            and auction rate features. The Fund may invest
                                                                            in securities of any maturity. Although the
                                                                            average dollar weighted maturity of the Fund's
                                                                            portfolio may vary significantly, it generally
                                                                            will not exceed 20 years.

Investment strategies     AAMI's fixed income portfolio management          Pioneer considers both broad economic factors
                          process focuses on the four key areas of          and issuer specific factors in selecting a
                          duration management, sector weights, position     portfolio designed to achieve the Fund's
                          on the yield curve and security selection;        investment objective. In assessing the
                          AAMI's goal is to add value in each of these      appropriate maturity and sector weighting of
                          four areas through the active management of       the Fund's portfolio, Pioneer considers a
                          the Fund's portfolio. Beginning with rigorous     variety of factors that are expected to
                          fundamental analysis of the economy and taking    influence economic activity and interest rates.
                          into account characteristics of the current
                          business and interest rate cycles, AAMI           These factors include fundamental economic
                          arrives at a projection of the likely trend in    indicators, such as the rates of economic
                          interest rates and adjusts duration               growth and inflation, Federal Reserve monetary
                          accordingly. Analysis of the shape of the         policy and the relative value of the U.S.
                          yield curve and yield spreads among bond          dollar compared to other currencies.
                          market sectors leads

                          AmSouth Government Income Fund                    Pioneer America Income Trust
---------------------------------------------------------------------------------------------------------------------------
                          to further refinements in strategy.               Once Pioneer determines the preferable
                                                                            portfolio characteristics, Pioneer selects
                                                                            individual securities based upon the terms of
                                                                            the securities (such as yields compared to U.S.
                                                                            Treasuries or comparable issues and sector
                                                                            diversification.

Other investments         Up to 20% of the Fund's total assets may be       The Fund may invest in mortgage-backed
                          invested in other types of debt securities,       securities issued by certain agencies or
                          preferred stocks and options. The Fund may        instrumentalities of the U.S. government.
                          invest up to 100% of its total assets in          These securities represent direct or indirect
                          mortgage-related securities issued or             participation in, or are collateralized by and
                          guaranteed by the U.S. government or its          payable from, mortgage loans secured by real
                          agencies and instrumentalities such as GNMA,      estate.
                          which are supported by the full faith and
                          credit of the U.S. government, and the Federal    The Fund may purchase and sell securities,
                          National Mortgage Association ("FNMA") and        including GNMA certificates, on a when-issued
                          Federal Home Loan Mortgage Corporation            or delayed delivery basis. These transactions
                          ("FHLMC"), which are supported by the right of    arise when securities are purchased or sold by
                          the issuer to borrow from the U.S. Treasury,      the Fund with payment and delivery taking
                          and in mortgage-related securities issued by      place at a fixed future date. The Fund will not
                          nongovernmental entities which are rated, at      earn income on these securities until
                          the time of purchase, in one of the four          delivered. The Fund may engage in these
                          highest rating categories by a nationally         transactions when it believes they would
                          recognized statistical rating organization        result in a favorable price and yield for the
                          ("NRSRO") or, if unrated, determined by AAMI      security being purchased or sold.
                          to be of comparable quality.

                          The Fund's investments also include securities issued by (i) SLMA and the FHLBs, which are supported by the right of the issuer to borrow from the U.S. Treasury; (ii) FFCBs and the Tennessee Valley Authority, which are supported only by the credit of the issuer;
                          and (iii) Private Export Funding Corporation, which may be guaranteed by the Export Import
                          Bank of the U.S., an agency of the U.S.

                          The Fund may invest, to a limited extent, in securities issued by other investment companies that principally invest in securities of the type in which the Fund invests. Such investments will involve duplication of advisory fees and certain other expenses.

Temporary defensive       When AAMI determines adverse market conditions    Pioneer America Income Trust may invest all or
strategies                exist, AmSouth Government Income Fund may         part of its assets in securities with
                          invest entirely in cash positions, directly in    remaining maturities of less than one year,
                          U.S. Government securities and short-term         cash equivalents or may hold cash.
                          paper, such as bankers' acceptances.

                          AmSouth Government Income Fund                    Pioneer America Income Trust
---------------------------------------------------------------------------------------------------------------------------
Diversification           AmSouth Government Income Fund is                 Pioneer America Income Trust is diversified
                          non-diversified for the purpose of the            for the purpose of the Investment Company Act
                          Investment Company Act and, therefore, may        and is subject to diversification requirements
                          concentrate its investments in a limited          under the Internal Revenue Code of 1986, as
                          number of issuers.                                amended (the "Code").

Industry                  AmSouth Government Income Fund may not            Pioneer America Income Trust does not have a
concentration             purchase any securities which would cause more    policy against industry concentration.
                          than 25% of the value of the Fund's total
                          assets at the time of purchase to be invested
                          in securities of one or more issuers
                          conducting their principal business activities
                          in the same industry, provided that (a) there
                          is no limitation with respect to obligations
                          issued or guaranteed by the U.S. government or
                          its agencies or instrumentalities, and
                          repurchase agreements secured by obligations
                          of the U.S. government or its agencies or
                          instrumentalities; (b) wholly owned finance
                          companies will be considered to be in the
                          industries of their parents if their
                          activities are primarily related to financing
                          the activities of their parents; and (c)
                          utilities will be divided according to their
                          services. For example, gas, gas transmission,
                          electric and gas, electric, and telephone will
                          each be considered a separate industry.

Restricted and illiquid   AmSouth Government Income Fund may not invest     Pioneer America Income Trust may not invest
securities                more than 15% of its net assets in securities     more than 15% of its net assets in securities
                          that are restricted as to resale, or for which    which are illiquid and other securities which
                          no readily available market exists, including     are not readily marketable. Repurchase
                          repurchase agreements providing for settlement    agreements maturing in more than seven days
                          more than seven days after notice.                will be included for purposes of the foregoing
                                                                            limit.

Borrowing                 AmSouth Government Income Fund may not borrow     Pioneer America Income Trust may not borrow
                          money or issue senior securities, except the      money, except the Fund may: (a) borrow from
                          Fund may borrow from banks or enter into          banks or through reverse repurchase agreements
                          reverse repurchase agreements for temporary       in an amount up to 33 1/3% of the Fund's total
                          emergency purposes in amounts up to 33 1/3% of    assets (including the amount borrowed); (b) to
                          the value of its total assets at the time of      the extent permitted by applicable law, borrow
                          such borrowing. The Fund will not purchase        up to an additional 5% of the Fund's assets
                          securities while borrowings (including reverse    for temporary purposes; (c) obtain such
                          repurchase agreements) in excess of 5% of its     short-term credits as are necessary for the
                          total assets are outstanding.                     clearance of portfolio transactions; (d)
                                                                            purchase securities on margin to the extent
                                                                            permitted by applicable law; and (e) engage in
                                                                            transactions in mortgage dollar rolls that are
                                                                            accounted for as financings.

Lending                   AmSouth Government Income Fund may not make       Pioneer America Income Trust may not make
                          loans, except that the Fund may purchase or       loans, except through the purchase of
                          hold debt instruments in accordance with its      securities, including repurchase agreements in
                          investment objective and policies, lend Fund      accordance with its investment objective,

                          AmSouth Government Income Fund                    Pioneer America Income Trust
---------------------------------------------------------------------------------------------------------------------------
                          securities in accordance with its investment      policies and limitations.
                          objective and policies and enter into
                          repurchase agreements.

Derivative instruments    AmSouth Government Income Fund may invest in      Pioneer America Income Trust does not invest
                          futures contracts and options thereon             in derivatives.
                          (interest rate futures contracts or index
                          futures contracts, as applicable) to commit
                          funds awaiting investment, to maintain cash
                          liquidity or for other hedging purposes. The
                          value of the Fund's contracts may equal or
                          exceed 100% of the Fund's total assets,
                          although the Fund will not purchase or sell a
                          futures contract unless immediately afterwards
                          the aggregate amount of margin deposits on its
                          existing futures positions plus the amount of
                          premiums paid for related futures options
                          entered into for other than bona fide hedging
                          purposes is 5% or less of its net assets.

Short-term trading        The AmSouth Government Income Fund may engage     Pioneer America Income Trust usually does not
                          in the technique of short-term trading. Such      trade for short-term profits. The Fund will
                          trading involves the selling of securities        sell an investment, however, even if it has
                          held for a short time, ranging from several       only been held for a short time, if it no
                          months to less than a day. The object of such     longer meets the Fund's investment criteria.
                          short-term trading is to increase the
                          potential for capital appreciation and/or
                          income of the Fund in order to take advantage
                          of what AAMI believes are changes in market,
                          industry or individual company conditions or
                          outlook.

Other investment          As described above, the Funds have substantially similar principal investment strategies and
policies and              policies. Certain of the non-principal investment policies and restrictions are different. For
restrictions              a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

                                                         Buying, Selling and Exchanging Shares

Class A sales charges     Class A shares are offered with an initial        Class A shares are offered with an initial
and Rule 12b-1 fees       sales charge of up to 4.00% of the offering       sales charge of up to 4.50% of the offering
                          price, which is reduced depending upon the        price, which is reduced or waived for large
                          amount invested or, in certain circumstances,     purchases and certain types of investors. At
                          waived. Class A shares bought as part of an       the time of your purchase, your investment
                          investment of $1 million or more are not          firm may receive a commission from Pioneer
                          subject to an initial sales charge, but may be    Funds Distributor, Inc. ("PFD"), the Fund's
                          charged a contingent deferred sales charge        distributor, of up to 5% declining as the size
                          ("CDSC") of 1.00% if sold within one year of      of your investment increases.
                          purchase.
                                                                            There is no CDSC, except in certain
                          Class A shares pay a shareholder servicing fee    circumstances when the initial sales charge is
                          (non 12b-1) of up to 0.25% of average daily       waived. Additionally, purchases of $1 million
                          net assets.                                       or more or and purchases of participants in
                                                                            certain group plans may be subject to a CDSC

                          AmSouth Government Income Fund                    Pioneer America Income Trust
---------------------------------------------------------------------------------------------------------------------------
                                                                            of 1%.

                                                                            Class A shares are subject to distribution and
                                                                            service (12b-1) fees of up to 0.25% of average
                                                                            daily net assets.

Class B sales charges     Class B shares are offered without an initial     Class B shares are offered without an initial
and Rule 12b-1 fees       sales charge, but are subject to a CDSC of up     sales charge, but are subject to a CDSC of up
                          to 5%. For Class B shares purchased prior to      to 4% if you sell your shares. The charge is
                          the combination of AmSouth Funds with ISG         reduced over time and is not charged after
                          Funds, the CDSC on such Class B shares held       five years. Your investment firm may receive a
                          continuously declines over six years, starting    commission from PFD, the Fund's distributor,
                          with year one and ending in year seven from:      at the time of your purchase of up to 4%.
                          4%, 3%, 3%, 2%, 2%, 1%. For all other Class B
                          shares held continuously, the CDSC declines       Class B shares are subject to distribution and
                          over six years, starting with year one and        service (12b-1) fees of up to 1% of average
                          ending in year seven from: 5%, 4%, 3%, 3%, 2%,    daily net assets.
                          1%. Eight years after purchase (seven years in
                          the case of shares acquired in the ISG            Class B shares acquired through the
                          combination), Class B shares automatically        Reorganization will be subject to the CDSC and
                          convert to Class A shares.                        commission schedules applicable to the
                                                                            original purchase.
                          Class B shares pay a shareholder servicing fee
                          (non 12b-1) of 0.25% of average daily net
                          assets. This fee is in the form of a separate
                          non-Rule 12b-1 fee. All Funds bear a
                          distribution (12b-1) fee of 0.75%.

                          Maximum investment for all Class B purchases by a shareholder for the Fund's shares is $99,999.

Class I and Class Y       AmSouth Government Income Fund does not impose    The Fund does not impose any initial,
sales charges and Rule    any initial or CDSC on Class I shares.            contingent deferred or asset based sales
12b-1 fees                                                                  charge on Class Y shares.
                          The Fund may impose a shareholder servicing
                          fee (non 12b-1) of up to 0.15% of average         The distributor incurs the expenses of
                          daily net assets.                                 distributing the Fund's Class Y shares, none
                                                                            of which are reimbursed by the Fund or the
                                                                            Class Y shareowners.

Management and            AmSouth Government Income Fund pays an            Pioneer America Income Trust pays Pioneer an
other fees                advisory fee on a monthly basis at an annual      annual fee equal to 0.50% of the Fund's
                          rate of 0.50% of the Fund's average daily net     average daily net assets. The fee is computed
                          assets.                                           daily and paid monthly.

                          ASO Services Company, Inc. ("ASO") serves as      In addition, the Fund reimburses Pioneer for
                          administrator and fund accounting agent for       certain Fund accounting and legal expenses
                          the Fund. The Fund pays ASO an administrative     incurred on behalf of the Fund and pays a
                          services fee of 0.15% of the Fund's average       separate shareholder servicing/transfer agency
                          daily net assets.                                 fee to PIMSS, an affiliate of Pioneer.

                          Other expenses of the Fund are being limited      Through August 31, 2005, Pioneer has
                          to 0.49% for Class A shares, 0.49% for Class B    contractually agreed not to impose all or a

                          AmSouth Government Income Fund                    Pioneer America Income Trust
---------------------------------------------------------------------------------------------------------------------------
                          shares and 0.34% for Class I shares. Any fee      portion of its management fee and, if
                          waiver or expense reimbursement arrangement is    necessary, to limit other ordinary operating
                          voluntary and may be discontinued at any time.    expenses to the extent required to reduce
                                                                            Class A expenses to 1.50% of the average daily
                          For the fiscal year ended July 31, 2004, the      net assets attributable to Class A shares. The
                          Fund's annual operating expenses for Class A      portion of Fund expenses (including the amount
                          shares, after giving effect to the expense        of the management fee waived) attributable to
                          limitation were 0.99%, and without giving         Class Y shares will be reduced only to the
                          effect to the expense limitation, were 1.01%      extent such expenses are reduced for Class A
                          of average daily net assets.                      shares.

                          For the fiscal year ended July 31, 2004, the      For the fiscal year ended November 30, 2004,
                          Fund's annual operating expenses for Class B      the Fund's total annual operating expenses for
                          shares, after giving effect to the expense        Class A shares were 1.16% of average daily net
                          limitation were 1.74%, and without giving         assets.
                          effect to the expense limitation, were 1.76%
                          of average daily net assets.                      For the fiscal year ended November 30, 2004,
                                                                            the Fund's total annual operating expenses for
                          For the fiscal year ended July 31, 2004, the      Class B shares were 1.98%.
                          Fund's annual operating expenses for Class I
                          shares, after giving effect to the expense        For the fiscal year ended November 30, 2004,
                          limitation were 0.84%, and without giving         the Fund's total annual operating expenses for
                          effect to the expense limitation, were 0.91%      Class Y shares were 1.19% of average daily net
                          of average daily net assets.                      assets.

Buying shares             You may buy shares of the Fund directly           You may buy shares from any investment firm
                          through BISYS Fund Services, the Fund's           that has a sales agreement with PFD, the
                          distributor, or through brokers, registered       Fund's distributor.
                          investment advisers, banks and other financial
                          institutions that have entered into selling       If the account is established in the
                          agreements with the Fund's distributor, as        shareholder's own name, shareholders may also
                          described in the Fund's prospectus.               purchase additional shares of the Fund by
                                                                            telephone or online.
                          Certain account transactions may be done by
                          telephone.

Exchanging shares         You can exchange your shares in the Fund for      You may exchange your shares for shares of the
                          shares of the same class of another AmSouth       same class of another Pioneer mutual fund.
                          Fund, usually without paying additional sales     Your exchange request must be for at least
                          charges. You must meet the minimum investment     $1,000. The Fund allows you to exchange your
                          requirements for the Fund into which you are      shares at net asset value without charging you
                          exchanging. Exchanges from one Fund to another    either an initial or contingent deferred
                          are taxable. Class A shares may be exchanged      shares charge at the time of the exchange.
                          for Class I shares of the same Fund or another    Shares you acquire as part of an exchange will
                          AmSouth Fund if you become eligible to            continue to be subject to any CDSC that
                          purchase Class I shares. Class I shares may be    applies to the shares you originally
                          exchanged for Class A shares of the same Fund.    purchased. When you ultimately sell your
                          No transaction fees are currently charged for     shares, the date of your original purchase will
                          exchanges.                                        determine your CDSC. An exchange generally is
                                                                            treated as a sale and a new purchase of shares
                          If you sell your shares or exchange them for      for federal income tax purposes.
                          shares of another AmSouth Fund within 7
                          days of the date of purchase, you will be         After you establish an eligible Fund account,
                          charged a 2.00% fee on the current net asset      you can exchange Fund shares by telephone or
                          value of the shares sold or exchanged. The fee    online.

                          AmSouth Government Income Fund                    Pioneer America Income Trust
---------------------------------------------------------------------------------------------------------------------------
                          is paid to the Fund to offset the costs
                          associated with short-term trading, such as
                          portfolio transaction and administrative costs.

                          The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                          The fee will be charged on all covered
                          redemptions and exchanges, including those made through retirement plan, brokerage and other types of omnibus accounts (except where it is not practical for the plan administrator or brokerage firm to implement the fee). The
                          Fund will not impose the redemption fee on a redemption or exchange of shares purchased upon the reinvestment of dividend and capital gain distributions.

Selling shares            Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.

                          You may sell your shares by contacting the        Normally, your investment firm will send your
                          Fund directly in writing or by telephone or by    request to sell shares to PIMSS. You can also
                          contacting a financial intermediary as            sell your shares by contacting the Fund
                          described in the Fund's prospectus.               directly if your account is registered in your
                                                                            name.

                                                                            If the account is established in the
                                                                            shareholder's own name, shareholders may also
                                                                            redeem shares of the Fund by telephone or
                                                                            online.

Comparison of Principal Risks of Investing in the Funds

      Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

      o Interest rates increase, causing the value of investments to decline, a risk that is generally high for longer-term bonds and low for shorter-term bonds

      o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk

      o Interest rates decrease and the Fund's income declines. Income risk is generally high for shorter-term bonds and low for longer-term bonds

      o The average life of certain types securities are extended because of slower than expected principal during periods of rising interest rates. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

      o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

      AmSouth Government Income Fund is subject to risks relating to the fact that it is non-diversified. The Fund may invest in a small number of companies which may increase the volatility of the Fund. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single company or industry.

Past Performance

      Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                    AmSouth Government Income Fund -- Class A
                          Calendar Year Total Returns*

                                   [BAR CHART]

1995           14.38
1996            4.07
1997            9.35
1998            7.14
1999            0.63
2000           10.67
2001            7.01
2002            8.70
2002            1.46
2003            0.60

      * During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 4.54% for the quarter ended June 30, 1995, and the lowest quarterly return was -1.77% for the quarter ended June 30, 2004.

                 Pioneer America Income Trust -- Class A Shares
                          Calendar Year Total Returns*

                                   [BAR CHART]

1995           16.06
1996            2.20
1997            8.51
1998            7.78
1999           -2.53
2000           11.58
2001            5.92
2002            9.77
2003            1.47
2004            2.39

      * During the period shown in the bar chart since the Fund's inception June 1, 1998, Pioneer America Income Trust's highest quarterly return was 4.72% for the quarter ended June 30, 1995, and the lowest quarterly return was -2.07% for the quarter ended March 31, 1996.

                         AmSouth Government Income Fund
              Average Annual Total Returns as of December 31, 2004

                                                                         1 Year             5 Years              10 Years
---------------------------------------------------------------------------------------------------------------------------
AmSouth Government Income Fund, Class A Shares
---------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                        -1.72%               5.12%               6.06%
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                        -3.25%               3.16%               3.84%
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                -1.13%               3.19%               3.81%
---------------------------------------------------------------------------------------------------------------------------
AmSouth Government Income Fund, Class B Shares(1)
---------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                        -3.25%               4.88%               5.58%
---------------------------------------------------------------------------------------------------------------------------
AmSouth Government Income Fund, Class I Shares(2)
---------------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                         2.54%               6.14%               6.60%
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                         0.89%               4.10%               4.43%
---------------------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares                 1.64%               4.03%               4.25%
---------------------------------------------------------------------------------------------------------------------------
Lehman Mortgage Index(3)
(reflects no deduction for fees, expenses or taxes)                         4.70%               7.17%               7.56%
---------------------------------------------------------------------------------------------------------------------------

(1) Class A shares were first offered on 10/1/93. Performance for the Class B shares, which were first offered on 3/13/00, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date. The historical performance of the Class B shares has been restated to reflect the Fund's Class B shares distribution (12b-1) fees and the CDSC.

(2) Performance for the Class I shares, which were first offered on 9/2/97, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date.

(3) Lehman Mortgage Index, an unmanaged index generally representative of the mortgage bond market as a whole, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

                          Pioneer America Income Trust
              Average Annual Total Returns as of December 31, 2004

                                                   1 Year                 5 Years                10 Years
----------------------------------------------------------------------------------------------------------
Pioneer America Income Trust, Class A shares
----------------------------------------------------------------------------------------------------------
Return Before Taxes                                  -1.86%                  5.26%                   5.75%
----------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(1)               -3.34%                  3.29%                   3.46%
----------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and
Sale of Fund Shares(1)                               -1.22%                  3.28%                   3.47%
----------------------------------------------------------------------------------------------------------
Pioneer America Income Trust, Class B shares
----------------------------------------------------------------------------------------------------------
Return Before Taxes                                  -1.92%                  5.37%                   5.41
----------------------------------------------------------------------------------------------------------
Pioneer America Income Trust, Class Y shares(3)
----------------------------------------------------------------------------------------------------------
Lehman Brothers Government Bond Index(2)
(reflects no deduction for fees, expenses
or taxes)                                             3.48%                  7.48%                   7.46
----------------------------------------------------------------------------------------------------------
Lehman Brothers Fixed Rate Mortgage-Backed
Securities Index(4) (reflects no deduction
for fees, expenses or taxes)                          4.70%                  7.14%                   7.56%
----------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRA accounts, or to investors that are tax-exempt.

(2) The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brother Government Bond Index is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

(3) Class Y shares were not outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Class Y shares would be modestly higher than the performance of the Class A and Class B shares due to the lower expenses applicable to Class Y shares.

(4) The Lehman Brothers Fixed Rate Mortgage-Backed Securities Index, an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") and Federal National Mortgage Association ("FNMA"). The Lehman Brother Fixed Rate Mortgage-Backed Securities Index is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

      The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

The Funds' Fees and Expenses

      Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Government Income Fund, the expenses of AmSouth Government Income Fund for the period ended January 31, 2005 and (ii) for Pioneer America Income Trust, the expenses of Pioneer America Income Trust for the period ended December 31, 2004. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Fund assuming the Reorganization occurred on December 31, 2004.

Shareholder
transaction                          Pioneer
fees (paid             AmSouth       America    Combined       AmSouth         Pioneer      Combined       AmSouth    Combined
directly from        Government      Income    Fund (Pro     Government        America     Fund (Pro     Government  Fund (Pro
your               Income Fund(1)     Trust      Forma)    Income Fund(1)   Income Trust     Forma)    Income Fund(1)  Forma)
investment)          Class A         Class A    Class A        Class B         Class B      Class B        Class I    Class Y(8)
--------------------------------------------------------------------------------------------------------------------------------
Maximum sales
charge (load)
when you buy
shares as a
percentage of
offering price        4.00%(2)      4.50%(2)    4.50%(2)      None            None           None          None         None
--------------------------------------------------------------------------------------------------------------------------------
Maximum deferred
sales charge
(load) as a
percentage of
purchase price
or the amount
you receive when
you sell shares,
whichever is less     None          None        None          5.00%(3)        4.00%          4.00%         None         None
--------------------------------------------------------------------------------------------------------------------------------
Redemption fees       2.00%(4)      None        None          2.00%(4)        None           None         2.00%(4)      None
--------------------------------------------------------------------------------------------------------------------------------
Annual fund
operating
expenses
(deducted from
fund assets) (as
a % of average
net assets)
--------------------------------------------------------------------------------------------------------------------------------
Management fee        0.50%         0.50%       0.50%         0.50%           0.50%          0.50%         0.50%        0.50%
--------------------------------------------------------------------------------------------------------------------------------
Distribution and
service (12b-1)
fee                   None          0.25%       0.25%         0.75%           1.00%          1.00%         None         None
--------------------------------------------------------------------------------------------------------------------------------
Other expenses        0.75%(5)      0.41%       0.37%         0.80%(5)        0.48%          0.42%         0.58%(5)     0.10%
--------------------------------------------------------------------------------------------------------------------------------
Total fund
operating
expenses              1.25%         1.16%(6)    1.12%         2.05%           1.76%(6)       1.92%         1.08%        0.60%
--------------------------------------------------------------------------------------------------------------------------------
Expense
reimbursement/
reduction             0.24%          N/A(7)      N/A          0.29%            N/A(7)         N/A          0.22%         N/A
--------------------------------------------------------------------------------------------------------------------------------
Net fund
operating
expenses              1.01%         1.16%       1.12%         1.76%           1.98%          1.92%         0.86%        0.60%
--------------------------------------------------------------------------------------------------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%,

    3%, 3%, 2%, 1%. Approximately eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) Other expenses for your AmSouth Fund are being limited to 0.51% for Class A shares, 0.51% for Class B shares and 0.36% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(7) The expenses in the table above reflect the expense limitations currently in effect for the Pioneer Fund, under which Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.30%, and 2.20% of the average daily net assets attributable to Class A and Class B shares, respectively. These expense limitations are in effect through April 1, 2008 for Class A shares and through April 1, 2006 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

(8) Class Y shares of Pioneer America Income Trust will be offered for the first time in connection with the closing of the Reorganization.

      The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, and (e) the expense limitation for your Fund is in effect for year one. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

Number of years you   AmSouth Government Income   Pioneer America Income   Combined Fund
  own your shares                Fund                      Trust             (Pro Forma)
----------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------
Year 1                         $   522                    $   700             $   682
----------------------------------------------------------------------------------------
Year 3                         $   781                    $   963             $   909
----------------------------------------------------------------------------------------
Year 5                         $ 1,059                    $ 1,485             $ 1,155
----------------------------------------------------------------------------------------
Year 10                        $ 1,851                    $ 2,913             $ 1,856
----------------------------------------------------------------------------------------
Class B -- assuming redemption at end of period
----------------------------------------------------------------------------------------
Year 1                         $   708                    $   623             $   595
----------------------------------------------------------------------------------------
Year 3                         $   943                    $ 1,140             $   902
----------------------------------------------------------------------------------------
Year 5                         $ 1,303                    $ 1,583             $ 1,036
----------------------------------------------------------------------------------------
Year 10                        $ 2,174                    $ 3,086             $ 2,033
----------------------------------------------------------------------------------------
Class B -- assuming no redemption
----------------------------------------------------------------------------------------
Year 1                         $   208                    $   223             $   197
----------------------------------------------------------------------------------------
Year 3                         $   643                    $   840             $   611
----------------------------------------------------------------------------------------
Year 5                         $ 1,103                    $ 1,483             $ 1,050
----------------------------------------------------------------------------------------
Year 10                        $ 2,174                    $ 3,086             $ 2,059
----------------------------------------------------------------------------------------
                               Class I                                Class Y
----------------------------------------------------------------------------------------
Year 1                         $   110                        N/A             $    61
-----------------------------------------------------------------------------------------
Year 3                         $   343                        N/A             $   191
----------------------------------------------------------------------------------------
Year 5                         $   595                        N/A             $   332
----------------------------------------------------------------------------------------
Year 10                        $ 1,317                        N/A             $   745
----------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

      The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Government Income Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to you AmSouth Fund, and AmSouth Bank informed the Trustees that they did not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the historical investment performance of Pioneer America Income Trust is comparable to your AmSouth Fund's investment performance. For the one, five and ten year periods ended December 31, 2004, Class A shares of Pioneer America Income Trust had an average annual return of -1.86% (one year); 5.26% (five year); and 5.75% (ten year), compared to an average annual return of the Class A shares of your AmSouth Fund of -1.72% (one year); 5.12% (five year); and 6.06% (ten year), respectively, during the same period. The Trustees also considered performance information provided for the one, three, and five year periods ended March 31, 2005 during which Class A shares of Pioneer America Income Trust had an average annual return of 0.79% (one year); 4.42% (three year); and 5.57% (five year) compared to an average annual return of the Class A shares of your AmSouth Fund of 0.02% (one year); 3.99% (three year); and 5.40% (five year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Fourth, Pioneer America Income Trust's management fee (0.50% of average daily net assets) is the same as the advisory fee of your Fund (0.50% of average daily net assets). In addition, the Trustees considered that the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduce per share expenses. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. Currently, for each class of shares, your Fund's gross expenses are higher than the corresponding class of the Pioneer Fund. However, net of expense limitations, the expenses attributable to Class Y shares of the Pioneer Fund are lower than your Fund's net expenses attributable to Class I shares and the net expenses of the Pioneer Fund attributable to Class A and Class B shares are higher than the net expenses of the corresponding classes of the AmSouth Fund. On a pro forma basis, after giving effect to the Reorganization, it is estimated that the gross expenses of each class of the Pioneer America Income Trust will be lower than the gross expenses of the corresponding class of your Fund. It is also estimated that the expenses of the Pioneer America Income Trust's Class Y shares net of expense limitations will be lower than the net expenses of your Fund's Class I shares but that the net expenses of the Pioneer America Income Trust's Class A shares and Class B shares will be higher. The lower net expenses are a result of expense limitations on your AmSouth Fund that are voluntary and may be discontinued at any time. AAMI has informed the trustees that the expense limitations will be discontinued in the future. The trustees considered the positive factors associated with the Reorganization, such as greater fund assets and potential for growth, to outweigh the negative factors, such as the increase in expenses.

     Fifth, the Class A, B and Y shares of Pioneer America Income Trust received in the Reorganization will provide AmSouth Government Income Fund shareholders with exposure to substantially the same investment product as they currently have.

     Sixth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bank will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of your Fund in connection with the Reorganization. The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

      The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

      The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

      The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

                                            AmSouth                          Pro Forma
                                          Government    Pioneer America   Pioneer America
                                          Income Fund     Income Trust      Income Trust
                                         May 31, 2005     May 31, 2005      May 31, 2005
                                         ------------   ---------------   ---------------
Total Net Assets (in thousands) ......   $    163,519     $    233,045     $    396,564
   Class A shares ....................   $     20,039     $    119,737     $    139,776
   Class B shares ....................   $      6,222     $     38,742     $     44,964
   Class I/Y shares ..................   $    137,258              N/A     $    137,258

Net Asset Value Per Share
   Class A shares ....................   $       9.74     $       9.77     $       9.77
   Class B shares ....................   $       9.74     $       9.71     $       9.71
   Class I/Y shares ..................   $       9.75              N/A     $       9.77

Shares Outstanding
   Class A shares ....................      2,056,612       12,255,588       14,306,610
   Class B shares ....................        638,777        3,988,717        4,629,298
   Class I/Y shares ..................     14,080,389              N/A       14,080,389

      It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

      For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

      The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                       AmSouth Limited Term Bond Fund and
                         Pioneer Short Term Income Fund

                                  PROPOSAL 1(s)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

      The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

      Each Fund has an investment objective of preservation of principal and invests primarily in short-term debt instruments and, consequently, the Funds have similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

 Comparison of AmSouth Limited Term Bond Fund to Pioneer Short Term Income Fund

                              AmSouth Limited Term Bond Fund                    Pioneer Short Term Income Fund
--------------------------------------------------------------------------------------------------------------------------------
Business                      A diversified series of AmSouth Funds, an         A diversified open-end management investment
                              open-end management investment company            company organized as a Delaware statutory
                              organized as a Massachusetts business trust.      trust.

Net assets as of March 31,    $ 186.4 million                                   $25.5 million
2005

Investment advisers and       Investment Adviser:                               Investment Adviser:
portfolio managers            AAMI                                              Pioneer

                              Portfolio Managers:                               Portfolio Manager:
                              Day-to-day management of AmSouth Limiter Term     Day-to-day management of the Fund's portfolio
                              Bond Fund's portfolio is the responsibility of    is the responsibility of a team of fixed
                              John P. Boston, CFA and Michael T. Lytle, CFA.    income portfolio managers led by Kenneth J.
                              Mr. Boston and Mr. Lytle were each named          Taubes. The team manages other Pioneer mutual
                              co-manager of the Fund in 2004. Mr. Boston        funds investing primarily in fixed income
                              managed the Fund from 1993 to 1998 and            securities. Mr. Taubes is responsible for
                              co-managed the Fund from 1999 to 2002. He         overseeing the U.S. and global fixed income
                              also manages the AmSouth High Quality Bond        team. He joined Pioneer as a senior vice
                              Fund and the AmSouth Government Income Fund       president in September 1998 and has been an
                              and co-manages the AmSouth Balanced Fund. Mr.     investment professional since 1982. The team
                              Boston is Chief Fixed Income Officer for          may draw upon the research and investment
                              AAMI. Mr. Boston began his career in              management expertise of the global research
                              investment management with AmSouth Bank in        team, which provides fundamental research on
                              1988 and has been associated with AAMI since      companies and includes members from Pioneer's
                              1996. Mr. Lytle joined AmSouth Bank's Asset       affiliate, Pioneer Investment Management
                              Management Group in 1999 and AAMI in 2003. He     Limited.
                              is a fixed-income portfolio manager for AAMI,
                              specializing in taxable fixed-income
                              securities.

Investment objective          AmSouth Limited Term Bond Fund seeks to           Pioneer Short Term Income Fund seeks a high
                              provide investors with current income             level of current income to the extent
                              consistent with the preservation of capital.      consistent with a relatively high level of
                                                                                stability of principal.

                              AmSouth Limited Term Bond Fund                    Pioneer Short Term Income Fund
--------------------------------------------------------------------------------------------------------------------------------
Primary investments           The Fund invests primarily in short-term fixed    Pioneer Short Term Income Fund invests
                              income securities with maturities of five         primarily in:
                              years or less, principally corporate bonds and
                              securities issued or guaranteed by the U.S.       o     Debt securities issued or guaranteed by
                              government, its agencies or instrumentalities.          the U.S. government, its agencies or
                              Under normal circumstances, the Fund will               instrumentalities
                              invest at least 80% of its net assets in bonds.
                              For the purpose of this policy, net assets        o     Debt securities, including convertible
                              include net assets plus borrowings for                  debt, of U.S. and non-U.S. issuers and
                              investment purposes. The Fund will invest               commercial paper
                              at least 65% of its total assets in bonds
                              (including debentures), notes and other debt      o     Mortgage-backed and asset-backed
                              securities which have a stated or remaining             securities of U.S. and non-U.S. issuers
                              maturity of five years or less or which have
                              an unconditional redemption feature that will     o     Short-term money market instruments of
                              permit the Fund to require the issuer of the            U.S. and non-U.S. issuers
                              security to redeem the security within five
                              years from the date of purchase by the Fund or    Normally, at least 80% of Pioneer Short Term
                              for which the Fund has acquired an                Income Fund's net assets are invested in debt
                              unconditional "put" to sell the security          securities that are rated investment grade at
                              within five years from the date of purchase by    the time of purchase or cash and cash
                              the Fund. The Fund invests in securities          equivalents. Cash and cash equivalents are
                              issued by the Government National Mortgage        cash balances, accrued interest and receivables.
                              Association, which are supported by the full      Pioneer Short Term Income Fund will normally
                              faith and credit of the U.S. government, and      maintain a dollar-weighted average portfolio
                              securities issued by the Federal National         maturity of no more than 3 years.
                              Mortgage Association, the Federal Home Loan
                              Mortgage Corporation and the Federal Home Loan    A debt security is investment grade if it is
                              Banks, which are supported by the right of the    rated in one of the top four categories by at
                              issuer to borrow from the U.S. Treasury. The      least one NRSRO or Pioneer determines that the
                              Fund also invests in debt securities only if      security is of equivalent credit quality.
                              they are high grade (rated at the time of         Debt securities rated below investment grade
                              purchase in one of the four highest rating        are commonly referred to as "junk bonds" and
                              categories by a nationally recognized             are considered speculative. Lower quality
                              statistical rating organization ("NRSRO"), or     debt securities involve greater risk of loss,
                              are determined by AAMI to be of comparable        are subject to greater price volatility and
                              quality).                                         are less liquid, especially during periods of
                                                                                economic uncertainty or change, than high
                                                                                quality debt securities. Pioneer Short Term
                              If the Fund acquires a debt security with a       Income Fund's investments may have fixed or
                              stated or remaining maturity in excess of five    variable principal payments and all types of
                              years, the Fund may acquire a "put" with          interest rate payment and reset terms,
                              respect to the security. Under a "put," the       including fixed rate, adjustable rate, zero
                              Fund would have the right to sell the debt        coupon, contingent, deferred, payment in kind
                              security within a specified period of time at     and auction rate features.
                              a specified minimum price. The Fund will only
                              acquire puts from dealers, banks and              Pioneer Short Term Income Fund may invest in
                              broker-dealers which AAMI has determined are      mortgage-backed and asset-backed securities.
                              creditworthy. A put will be sold,                 Mortgage related securities may be issued by
                              transferred, or assigned by the Fund only with    private companies or by agencies of the U.S.
                              the underlying debt security. The Fund will       government and represent direct or indirect
                              acquire puts solely to shorten the maturity of    participation in, or are collateralized by and
                              the underlying debt security.                     payable from, mortgage loans secured by real
                                                                                property. Asset-backed securities represent
                                                                                participations in, or are secured by and
                                                                                payable from, financial assets such as

                              AmSouth Limited Term Bond Fund                    Pioneer Short Term Income Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                installment sales or loan contracts, leases,
                                                                                credit card receivables and other categories
                                                                                of receivables. Certain asset-backed
                                                                                securities present a heightened level of risk
                                                                                because, in the event of default, the
                                                                                liquidation value of the underlying assets may
                                                                                be inadequate or nonexistent to pay any unpaid
                                                                                principal or interest. Certain debt
                                                                                instruments may only pay principal at maturity
                                                                                or may only represent the right to receive
                                                                                payments of principal or payments of interest
                                                                                on underlying pools of mortgage or government
                                                                                securities, but not both. The value of these
                                                                                types of instruments may change more
                                                                                drastically than debt securities that pay both
                                                                                principal and interest during periods of
                                                                                changing interest rates. Principal only
                                                                                mortgage-backed securities generally increase
                                                                                in value if interest rates decline, but are
                                                                                also subject to the risk of prepayment.
                                                                                Interest only instruments generally increase
                                                                                in value in a rising interest rate environment
                                                                                when fewer of the underlying mortgages are
                                                                                prepaid, but remain subject to prepayment
                                                                                risk, which would be a loss of any expected
                                                                                interest payments, even though there is no
                                                                                default on the underlying financial asset.
                                                                                For mortgage derivatives and structured
                                                                                securities that have imbedded leverage
                                                                                features, small changes in interest or
                                                                                prepayment rates may cause large and sudden
                                                                                price movements. Mortgage derivatives can
                                                                                also become illiquid and hard to value in
                                                                                declining markets.

Investment strategies         AAMI's fixed income portfolio management          Pioneer considers both broad economic and
                              process focuses on the four key areas of          issuer specific factors in selecting a
                              duration management, sector weights, position     portfolio designed to achieve the Fund's
                              on the yield curve and security selection;        investment objective. In assessing the
                              AAMI's goal is to add value in each of these      appropriate maturity, rating and sector
                              four areas through the active management of       weighting of the Fund's portfolio, Pioneer
                              the Fund's portfolio. Beginning with rigorous     considers a variety of broad economic factors
                              fundamental analysis of the economy and taking    that are expected to influence economic
                              into account characteristics of the current       activity and interest rates. These factors
                              business and interest rate cycles, AAMI           include fundamental economic indicators,
                              arrives at a projection of the likely trend in    Federal Reserve monetary policy and the
                              interest rates and adjusts duration               relative value of the U.S. dollar compared to
                              accordingly. Analysis of the shape of the         other currencies. Once Pioneer determines the
                              yield curve and yield spreads among bond          preferable portfolio characteristic, Pioneer
                              market sectors leads to further refinements in    selects individual securities based upon the
                              strategy.                                         terms of the securities (such as yields
                                                                                compared to U.S. Treasuries or comparable
                                                                                issuers), liquidity and rating, sector and
                                                                                issuer diversification. Pioneer also employs
                                                                                due diligence and fundamental research, an
                                                                                evaluation of the issuer based on its
                                                                                financial statements and

                              AmSouth Limited Term Bond Fund                    Pioneer Short Term Income Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                operations, to assess an issuer's credit
                                                                                quality, taking into account financial condition
                                                                                and profitability, future capital needs,
                                                                                potential for change in rating, industry
                                                                                outlook, the competitive environment and
                                                                                management ability. In making these portfolio
                                                                                decisions, Pioneer relies on the knowledge,
                                                                                experience and judgment of its staff who have
                                                                                access to a wide variety of research.

Other investments             The remainder of the Fund's assets may be         Up to 10% of Pioneer Short Term Income Fund's
                              invested in bonds (including debentures),         net assets may be below investment grade.
                              notes and other debt securities which have a
                              stated or remaining maturity of greater than      Pioneer Short Term Income Fund may invest up
                              five years, cash, cash equivalents, and money     to 20% of its total assets in securities of
                              market instruments. The Fund may invest up to     non-U.S. issuers. Up to 5% of Pioneer Short
                              20% of its total assets in cash, cash             Term Income Fund's total assets may be
                              equivalents and corporate bonds with remaining    invested in debt securities of emerging market
                              maturities of less than 1 year.                   issuers. Non-U.S. securities may be issued by
                                                                                non-U.S. governments, banks or corporations
                                                                                and certain supranational organizations, such
                                                                                as the World Bank and the European Union.
                                                                                Pioneer Short Term Income Fund may invest in
                                                                                securities of Canadian issuers to the same
                                                                                extent as securities of U.S. issuers.
                                                                                Investing in Canadian and other non-U.S.
                                                                                issuers, particularly issuers in emerging
                                                                                markets, may involve unique risks compared to
                                                                                investing in the securities of U.S. issuers.

                                                                                If a rating organization downgrades the
                                                                                quality rating assigned to one or more of the
                                                                                Fund's portfolio securities, Pioneer will
                                                                                consider what actions, if any, are appropriate
                                                                                including selling the downgraded security or
                                                                                purchasing additional investment grade
                                                                                securities as soon as it is prudent to do so.

Temporary defensive           When AAMI determines adverse market conditions    Pioneer Short Term Income Fund may invest all
strategies                    exist, AmSouth Limited Term Bond Fund may         or part of its assets in securities with
                              invest entirely in cash positions, directly in    remaining maturities of less than one year,
                              U.S. Government securities and short-term         cash equivalents or may hold cash.
                              paper, such as bankers' acceptances.

Diversification               Each Fund is diversified and is subject to diversification requirements under the Internal
                              Revenue Code of 1986 for the purpose of the Investment Company Act, as amended (the "Code").

                              AmSouth Limited Term Bond Fund                    Pioneer Short Term Income Fund
--------------------------------------------------------------------------------------------------------------------------------
Industry concentration        AmSouth Limited Term Bond Fund may not            Pioneer Short Term Income Fund may not invest
                              purchase any securities which would cause more    more than 25% of its assets in any one
                              than 25% of the value of the Fund's total         industry.
                              assets at the time of purchase to be invested
                              in securities of one or more issuers
                              conducting their principal business activities
                              in the same industry, provided that (a) there
                              is no limitation with respect to obligations
                              issued or guaranteed by the U.S. government or
                              its agencies or instrumentalities, and
                              repurchase agreements secured by obligations
                              of the U.S. government or its agencies or
                              instrumentalities; (b) wholly owned finance
                              companies will be considered to be in the
                              industries of their parents if their
                              activities are primarily related to financing
                              the activities of their parents; and (c)
                              utilities will be divided according to their
                              services. For example, gas, gas transmission,
                              electric and gas, electric, and telephone will
                              each be considered a separate industry.

                              There is no limitation with respect to
                              municipal securities, which, for purposes of this limitation only, do not include private activity bonds that are backed only by the assets and revenues of a non-governmental user.

Restricted and illiquid       AmSouth Limited Term Bond Fund may not invest     Pioneer Short Term Income Fund may not invest
securities                    more than 15% of its net assets in securities     more than 15% of its net assets in securities
                              that are restricted as to resale, or for which    that are illiquid and other securities that
                              no readily available market exists, including     are not readily marketable. Repurchase
                              repurchase agreements providing for settlement    agreements maturing in more than seven days
                              more than seven days after notice.                will be included for purposes of the foregoing
                                                                                limit.

Borrowing                     AmSouth Limited Term Bond Fund may not borrow     Pioneer Short Term Income Fund may not borrow
                              money or issue senior securities, except that     money, except on a temporary basis and to the
                              the Fund may borrow from banks or enter into      extent permitted by applicable law, the Fund
                              reverse repurchase agreements for temporary       may: (a) borrow from banks or through reverse
                              emergency purposes in amounts up to 33 1/3% of    repurchase agreements in an amount up to 33
                              the value of its total assets at the time of      1/3% of the Fund's total assets (including the
                              such borrowing. AmSouth Limited Term Bond         amount borrowed); (b) borrow up to an
                              Fund will not purchase securities while           additional 5% of the Fund's assets for
                              borrowings (including reverse repurchase          temporary purposes; (c) obtain such short-term
                              agreements) in excess of 5% of its total          credits as are necessary for the clearance of
                              assets are outstanding. In addition, AmSouth      portfolio transactions; (d) purchase
                              Limited Term Bond Fund is permitted to            securities on margin; and (e) engage in
                              participate in a credit facility whereby the      transactions in mortgage dollar rolls that are
                              Fund may directly lend to and borrow money        accounted for as financings.
                              from another AmSouth Fund for temporary
                              purposes, provided that the loans are made in
                              accordance with an order of exemption from the
                              SEC and any conditions thereto.

Lending                       AmSouth Limited Term Bond Fund may not            Pioneer Short Term Income Fund may not

                              AmSouth Limited Term Bond Fund                    Pioneer Short Term Income Fund
--------------------------------------------------------------------------------------------------------------------------------
                              make loans, except that it may purchase or hold   make loans, except that the Fund may (i) lend
                              debt instruments in accordance with its           portfolio securities in accordance with the
                              investment objective and policies, lend Fund      Fund's investment policies, (ii) enter into
                              securities in accordance with its investment      repurchase agreements, (iii) purchase all or a
                              objective and policies and enter into             portion of an issue of publicly distributed
                              repurchase agreements. In addition, AmSouth       debt securities, bank loan participation
                              Limited Term Bond Fund is permitted to            interests, bank certificates of deposit,
                              participate in a credit facility whereby the      bankers' acceptances, debentures or other
                              it may directly lend to and borrow money from     securities, whether or not the purchase is
                              other AmSouth Funds for temporary purposes,       made upon the original issuance of the
                              provided that the loans are made in accordance    securities, (iv) participate in a credit
                              with an order of exemption from the SEC and       facility whereby the Fund may directly lend to
                              any conditions thereto.                           and borrow money from other affiliated funds
                                                                                to the extent permitted under the Investment
                                                                                Company Act or an exemption therefrom, and (v)
                                                                                make loans in any other manner consistent with
                                                                                applicable law, as amended and interpreted or
                                                                                modified from time to time by any regulatory
                                                                                authority having jurisdiction.

Derivative instruments        AmSouth Limited Term Bond Fund may invest in      Pioneer Short Term Income Fund may use futures
                              futures contracts and options thereon             and options on securities, indices and
                              (interest rate futures contracts or index         currencies, forward currency exchange
                              futures contracts, as applicable) to commit       contracts and other derivatives. The Fund
                              funds awaiting investment, to maintain cash       does not use derivatives as a primary
                              liquidity or for other hedging purposes. The      investment technique and generally limits
                              value of the Fund's contracts may equal or        their use to hedging. However, the Fund may
                              exceed 100% of the Fund's total assets,           use derivatives for a variety of non-principal
                              although the Fund will not purchase or sell a     purposes, including:
                              futures contract unless immediately afterwards
                              the aggregate amount of margin deposits on its    o     As a hedge against adverse changes in
                              existing futures positions plus the amount of           stock market prices, interest rates or
                              premiums paid for related futures options               currency exchange rates
                              entered into for other than bona fide hedging
                              purposes is 5% or less of its net assets.         o     As a substitute for purchasing or selling
                                                                                      securities

                                                                                o     To increase the Fund's return as a
                                                                                      non-hedging strategy that may be
                                                                                      considered speculative

Short-term trading            AmSouth Limited Term Bond Fund may engage in      Pioneer Short Term Income Fund does not
                              the technique of short-term trading. Such         usually trade for short-term profits. The
                              trading involves the selling of securities        Fund will sell an investment, however, even if
                              held for a short-time, ranging from several       it has only been held for a short time, if it
                              months to less than a day. The object of such     no longer meets the Fund's investment criteria.
                              short-term trading is to increase the
                              potential for capital appreciation and/or
                              income of the Fund in order to take advantage
                              of what AAMI believes are changes in market,
                              industry or individual company outlook.

Other investment policies     As described above, the Funds have substantially similar principal investment strategies and
and restrictions              policies. Certain of the non-principal investment policies and restrictions are different.
                              For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
--------------------------------------------------------------------------------------------------------------------------------

                              AmSouth Limited Term Bond Fund                    Pioneer Short Term Income Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                Buying, Selling and Exchanging Shares

Class A sales charges and     Class A shares are offered with an initial        Class A shares are offered with an initial
Rule 12b-1 fees               sales charge of up to 4.00% of the offering       sales charge of up to 2.50% of the offering
                              price, which is reduced depending upon the        price, which is reduced or waived for large
                              amount invested or, in certain circumstances,     purchases and certain types of investors. At
                              waived. Class A shares bought as part of an       the time of your purchase, your investment
                              investment of $1 million or more are not          firm may receive a commission from Pioneer
                              subject to an initial sales charge, but may be    Funds Distributor, Inc. ("PFD"), the Fund's
                              charged a contingent deferred sales charge        distributor, of up to 2% declining as the size
                              ("CDSC") of 1.00% if sold within one year of      of your investment increases.
                              purchase.
                                                                                There is no CDSC, except in certain
                              Class A shares pay a shareholder servicing fee    circumstances when the initial sales charge is
                              (non 12b-1) of up to 0.25% of average daily       waived.
                              net assets.
                                                                                Class A shares are subject to distribution and
                                                                                service (12b-1) fees of up to 0.25% of average
                                                                                daily net assets.

Class B sales charges and     Class B shares are offered without an initial     Class B shares are offered without an initial
Rule 12b-1 fees               sales charge, but are subject to a CDSC of up     sales charge, but are subject to a CDSC of up
                              to 5%. For Class B shares purchased prior to      to 2% if you sell your shares. The charge is
                              the combination of AmSouth Funds with ISG         reduced over time and is not charged after
                              Funds, the CDSC on such Class B shares held       three years. Your investment firm may receive
                              continuously declines over six years, starting    a commission from PFD, the Fund's distributor,
                              with year one and ending in year seven from:      at the time of your purchase of up to 2%.
                              4%, 3%, 3%, 2%, 2%, 1%. For all other Class B
                              shares held continuously, the CDSC declines       Class B shares are subject to distribution and
                              over six years, starting with year one and        service (12b-1) fees of up to 1% of average
                              ending in year seven from: 5%, 4%, 3%, 3%, 2%,    daily net assets.
                              1%. Eight years after purchase (seven years
                              in the case of shares acquired in the ISG         Class B shares acquired through the
                              combination), Class B shares automatically        Reorganization will be subject to the CDSC and
                              convert to Class A shares.                        commission schedules applicable to the
                                                                                original purchase.
                              Class B shares pay a shareholder servicing fee
                              (non 12b-1) of up to 0.25% of average daily       Maximum purchase of Class B shares in a single
                              net assets and a distribution (12b-1) fee of      transaction is $49,999.
                              0.75% of up to average daily net assets.

                              Maximum investment for all Class B purchases by a shareholder for the Fund's shares is $99,999.

Class I and Class Y sales     AmSouth Limited Term Bond Fund does not impose    The Fund does not impose any initial,
charges and Rule 12b-1 fees   any initial sales charge or a CDSC on Class I     contingent deferred or asset based sales
                              shares.                                           charge on Class Y shares.

                              The Fund may impose a shareholder servicing       The distributor incurs the expenses of
                              fee (non 12b-1) of up to 0.15% of average         distributing the Fund's Class Y shares, none
                              daily net assets.                                 of which are reimbursed by the Fund or the
                                                                                Class Y shareowners.

Management and other fees     AmSouth Limited Term Bond Fund pays an            Pioneer Short Term Income Fund pays Pioneer an
                              advisory fee on a monthly basis at an annual      annual fee equal to 0.40% of the Fund's
                              rate of 0.50% of the Fund's average daily net     average daily net assets.

                              AmSouth Limited Term Bond Fund                    Pioneer Short Term Income Fund
--------------------------------------------------------------------------------------------------------------------------------
                              assets.                                           Fund's average daily net assets.

                              ASO Services Company, Inc. ("ASO") serves as      In addition, the Fund reimburses Pioneer for
                              administrator and fund accounting agent for       certain fund accounting and legal expenses
                              the Fund. The Fund pays ASO an administrative     incurred on behalf of the Fund and pays a
                              services fee of 0.15% of the Fund's average       separate shareholder servicing/transfer agency
                              daily net assets. Other expenses of the Fund      fee to PIMSS, an affiliate of Pioneer.
                              are being limited to 0.48% for Class A shares,
                              0.48% for Class B shares and 0.33% for Class I    Through December 31, 2005, Pioneer has
                              shares. Any fee waiver or expense                 contractually agreed to limit ordinary
                              reimbursement arrangement is voluntary and may    operating expenses to the extent required to
                              be discontinued at any time.                      reduce Fund expenses to 0.90% of the average
                                                                                daily net assets attributable to Class A
                              For the fiscal year ended July 31, 2004, the      shares. The portion of Fund expenses
                              Fund's annual operating expenses for Class A      (including the amount of management fee
                              shares, after giving effect to the expense        waived) attributable to Class B shares and
                              limitation were 0.98%, and without giving         Class Y shares will be reduced only to the
                              effect to the expense limitation, were 1.00%      extent such expenses are reduced for Class A
                              of average daily net assets.                      shares. Any differences in the fee waiver and
                                                                                expense limitation among classes result from
                              For the fiscal year ended July 31, 2004, the      rounding in the daily calculation of a class'
                              Fund's annual operating expenses for Class B      net assets and expense limitation, which may
                              shares, after giving effect to the expense        exceed 0.01% annually. There can be no
                              limitation were 1.73%, and without giving         assurance that Pioneer will extend the expense
                              effect to the expense limitation, were 1.75%      limitation beyond December 31, 2005.
                              of average daily net assets.
                                                                                For the fiscal year ended August 31, 2004, the
                              For the fiscal year ended July 31, 2004, the      Fund's total annual operating expenses for
                              Fund's annual operating expenses for Class I      Class A shares, after giving effect to the
                              shares, after giving effect to the expense        expense limitation, were 0.90%, and without
                              limitation were 0.83%, and without giving         giving effect to the expense limitation were
                              effect to the expense limitation, were 0.90%      9.40% of average daily net assets.
                              of average daily net assets.
                                                                                For the fiscal year ended August 31, 2004, the
                                                                                Fund's total annual operating expenses for
                                                                                Class B shares, after giving effect to the
                                                                                expense limitation, were 1.89%, and without
                                                                                giving effect to the expense limitation were
                                                                                10.65% of average daily net assets.

                                                                                For the fiscal year ended August 31, 2004, the
                                                                                Fund's total annual operating expenses for
                                                                                Class Y shares were 0.61%, and without giving
                                                                                effect to the expense limitation were 10.54%
                                                                                of average daily net assets.

Buying shares                 You may buy shares of the Fund directly           You may buy shares from any investment firm
                              through BISYS Fund Services, the Fund's           that has a sales agreement with PFD, the
                              distributor, or through brokers, registered       Fund's distributor.
                              investment advisers, banks and other financial
                              institutions that have entered into selling       If the account is established in the
                              agreements with the Fund's distributor, as        shareholder's own name, shareholders may also
                              described in the Fund's prospectus.               purchase additional shares of the Fund by
                                                                                telephone or online.
                              Certain account transactions may be done by
                              telephone.

Exchanging shares             You can exchange your shares in the Fund for      You may exchange your shares for shares of

                              AmSouth Limited Term Bond Fund                    Pioneer Short Term Income Fund
--------------------------------------------------------------------------------------------------------------------------------
                              shares of the same class of another AmSouth       the same class of another Pioneer mutual fund.
                              Fund, usually without paying additional sales     Your exchange request must be for at least
                              charges. You must meet the minimum investment     $1,000. The Fund allows you to exchange your
                              requirements for the Fund into which you are      shares at net asset value without charging you
                              exchanging. Exchanges from one Fund to            either an initial or CDSC at the time of the
                              another are taxable. Class A shares may be        exchange. Shares you acquire as part of an
                              exchanged for Class I shares of the same Fund     exchange will continue to be subject to any
                              or another AmSouth Fund if you become eligible    CDSC that applies to the shares you originally
                              to purchase Class I shares. Class I shares may    purchased. When you ultimately sell your
                              be exchanged for Class A shares of the same       shares, the date of your original purchase
                              Fund. No transaction fees are currently           will determine your CDSC. An exchange
                              charged for exchanges.                            generally is treated as a sale and a new
                                                                                purchase of shares for federal income tax
                              If you sell your shares or exchange them for      purposes.
                              shares of another AmSouth Fund within 7 days
                              of the date of purchase, you will be charged a    After you establish an eligible Fund account,
                              2.00% fee on the current net asset value of       you can exchange Fund shares by telephone or
                              the shares sold or exchanged. The fee is paid     online.
                              to the Fund to offset the costs associated
                              with short-term trading, such as portfolio
                              transaction and administrative costs.

                              The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                              The fee will be charged on all covered
                              redemptions and exchanges, including those made through retirement plan, brokerage and other types of omnibus accounts (except where it is not practical for the plan administrator or brokerage firm to implement the fee). The
                              Fund will not impose the redemption fee on a redemption or exchange of shares purchased upon the reinvestment of dividend and capital gain distributions.

Selling shares                Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.

                              You may sell your shares by contacting the        Normally, your investment firm will send your
                              Fund directly in writing or by telephone or by    request to sell shares to PIMSS. You can also
                              contacting a financial intermediary as            sell your shares by contacting the Fund
                              described in the Fund's prospectus.               directly if your account is registered in your
                                                                                name.

                                                                                If the account is established in the
                                                                                shareholder's own name, shareholders may also
                                                                                redeem shares of the Fund by telephone or
                                                                                online.

Comparison of Principal Risks of Investing in the Funds

      Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

      o     The Fund's income declines due to a decrease in interest rates.

      o The possibility that an issuer cannot make timely interest and principal payments on its debt securities. The lower a security's rating, generally the greater its credit risk.

      o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

      o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. Risk is generally high for longer-term bonds and lower or for shorter-term bonds.

      o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or hedging strategy proves to be incorrect.

      Certain securities issued by agencies and instrumentalities of the U.S. government in which each Fund may invest are backed by the full faith and credit of the U.S. government, but others are not insured or guaranteed by the U.S. government and may be supported only by the issuer's right to borrow from the U.S. Treasury, by the credit of the issuing agency, instrumentality or corporation, or by the U.S. in some other way. Likewise, government sponsored entities such as the Federal Home Loan Mortgage Corporation (Freddie Mac), FNMA and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage backed securities issued by them are neither guaranteed nor issued by the U.S. government.

      To the extent that Pioneer Short Term Income Fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities.

      Pioneer Short Term Income Fund may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include:

      o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

      o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser/subadviser might not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

      o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

      o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

      o Economic, political and social developments may adversely affect the securities markets

      o     Withholding and other non-U.S. taxes may decrease the Fund's return

      In addition, at times, more than 25% of Pioneer Short Term Income Fund's assets may be invested in the same market segment, such as financials or technology. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus.

Past Performance

      Set forth below is performance information for your AmSouth Fund. The bar charts show how your AmSouth Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for your AmSouth Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

                AmSouth Limited Term Bond Fund -- Class A Shares
                          Calendar Year Total Returns*

                                  [BAR CHART]

1995           12.72
1996            3.69
1997            6.80
1998            7.13
1999            1.36
2000            8.22
2001            7.93
2002            6.49
2003            2.19
2004            0.60

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 4.02% for the quarter ended June 30, 1995, and the lowest quarterly return was -1.36% for the quarter ended June 30, 2004.

                Pioneer Short Term Income Fund -- Class A Shares
                           Calendar Year Total Returns

      Since the Fund has conducted investment operations for less than one calendar year, it may not disclose any performance information in this prospectus. The Fund's performance will vary from year to year. Past performance does not necessarily indicate how a fund will perform in the future. As a shareowner, you may lose or make money on your investment.

                         AmSouth Limited Term Bond Fund
     Average Annual Total Returns (for the periods ending December 31, 2004)

                                                              1 Year   5 Years   10 Years
-----------------------------------------------------------------------------------------
AmSouth Limited Term Bond Fund, Class A Shares(1)
-----------------------------------------------------------------------------------------
Return Before Taxes(1)                                        -1.44%     4.61%    5.44%
-----------------------------------------------------------------------------------------
Return After Taxes on Distributions                           -2.46%     2.90%    3.41%
-----------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares   -0.94%     2.88%    3.38%
-----------------------------------------------------------------------------------------
AmSouth Limited Term Bond Fund, Class B Shares(2)
-----------------------------------------------------------------------------------------
Return Before Taxes                                           -5.01%     3.92%    4.75%
-----------------------------------------------------------------------------------------
AmSouth Limited Term Bond Fund, Class I Shares(3)
-----------------------------------------------------------------------------------------
Return Before Taxes                                            0.84%     5.20%    5.76%
-----------------------------------------------------------------------------------------
Return After Taxes on Distributions                           -0.25%     3.43%    3.69%
-----------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares    0.54%     3.36%    3.63%
-----------------------------------------------------------------------------------------

                                                              1 Year   5 Years   10 Years
-----------------------------------------------------------------------------------------
Merrill Lynch 1-5 Year Government/Corporate Bond Index(4)      1.77%     6.12%    6.49%
(reflects no deduction for fees, expenses or taxes)
-----------------------------------------------------------------------------------------

(1)   Class A shares were first offered on 2/1/89.

(2) Performance for the Class B shares, which were first offered on 1/21/99, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date. The historical performance of the Class B shares has been restated to reflect the Fund's Class B shares distribution (12b-1) fees and the CDSC.

(3) Performance for the Class I shares, which were first offered on 9/2/97, is based on the historical performance of the Fund's Class A shares, including the performance of the predecessor fund and commingled accounts (without sales charge) prior to that date. The predecessor fund and commingled accounts were managed using substantially the same investment objective, policies and methodologies as the Fund.

(4) Merrill Lynch 1-5 Year Government/Corporate Bond Index, an unmanaged index representative of the total return of short-term government and corporate bonds, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

The table above shows the impact of taxes on AmSouth Limited Term Bond Fund's returns. After-tax returns are only shown for Class A shares and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Funds' Fees and Expenses

      Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Limited Term Bond Fund, the expenses of AmSouth Limited Term Bond Fund for the period ended January 31, 2005 and (ii) for Pioneer Short Term Income Fund, the expenses of Pioneer Short Term Income Fund for the period ended February 28, 2005. Future expenses for all share classes may be greater or less. Shareholders of AmSouth Limited Term Bond Fund are also being asked to approve the reorganization of their Fund into Pioneer Short Term Income Fund. The tables also show the pro forma expenses of the combined Fund assuming the Reorganization occurred on February 28, 2005.

 Shareholder    AmSouth    Pioneer   Combined     AmSouth    Pioneer Short  Combined      AmSouth    Pioneer Short  Combined
 transaction    Limited     Short      Fund    Limited Term   Term Income   Fund (Pro  Limited Term   Term Income   Fund (Pro
 fees (paid       Term      Term       (Pro    Bond Fund(1)      Fund         Forma)   Bond Fund(1)       Fund        Forma)
directly from     Bond     Income     Forma)
   your         Fund(1)     Fund
 investment)    Class A    Class A   Class A     Class B        Class B       Class B     Class I       Class Y      Class Y
-----------------------------------------------------------------------------------------------------------------------------
Maximum sales   4.00%(2)  2.50%(2)   2.50%(2)      None          None          None        None           None        None
charge (load)
when you buy
shares as a
percentage of
offering price

 Shareholder    AmSouth      Pioneer   Combined     AmSouth    Pioneer Short  Combined      AmSouth    Pioneer Short  Combined
 transaction    Limited       Short      Fund    Limited Term   Term Income   Fund (Pro  Limited Term   Term Income   Fund (Pro
 fees (paid       Term        Term       (Pro    Bond Fund(1)      Fund         Forma)   Bond Fund(1)       Fund        Forma)
directly from     Bond       Income     Forma)
   your         Fund(1)       Fund
 investment)    Class A      Class A   Class A     Class B        Class B       Class B     Class I       Class Y      Class Y
-------------------------------------------------------------------------------------------------------------------------------
Maximum           None        None     None        5.00%(3)        4.00%        4.00%       None           None         None
deferred
sales charge
(load) as a
percentage of
purchase
price or the
amount you
receive when
you sell
shares,
whichever is
less

Redemption       2.00%(4)    None      None        2.00%(4)       None          None        2.00%(4)      None         None
fees

Annual fund
operating
expenses
(deducted
from fund
assets)
(as a % of
average net
assets)

Management fee    0.50%      0.40%     0.40%       0.50%          0.40%         0.40%        0.50%        0.40%        0.40%

Distribution      None       0.25%     0.25%       0.75%          1.00%         1.00%        None         None         None
and service
(12b-1) fee

Other expenses    0.69%(5)   8.75%     0.19%       0.70%(5)       9.25%         0.29%        0.56%(5)    10.14%        0.14%

Total fund        1.19%      9.40%     0.84%       1.95%         10.65%         1.69%        1.06%       10.54%        0.54%
operating
expenses

Expense           0.20%      8.50%(6)   N/A        0.21%         8.76%(6)        N/A         0.22%        9.93%(6)      N/A
reimbursement
/reduction

Net fund          0.99%      0.90%     0.84%       1.74%          1.89%         1.69%        0.84%        0.61%        0.54%
operating
expenses

(1.) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2.) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3.) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4.) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5.) Other expenses for your AmSouth Fund are being limited to 0.49% for Class A shares, 0.49% for Class B shares and 0.34% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6.) The expenses in the table above reflect the expense limitation in effect through December 31, 2005 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class A expenses to 0.90% of the average daily net assets attributable to Class A shares. The portion of Fund expenses (including the amount of management fee waived) attributable to Class B and Class Y shares will be reduced only to the extent such expenses are reduced for Class A shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limitation, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond December 31, 2005.

The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

 Number of years you     AmSouth Limited Term Bond    Pioneer Short Term Income    Combined Fund
   own your shares                 Fund                         Fund                (Pro Forma)
------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------
Year 1                          $   319                         $   340                $  656
------------------------------------------------------------------------------------------------
Year 3                          $   570                         $ 2,165                $  828
------------------------------------------------------------------------------------------------
Year 5                          $   841                           N/A                  $1,014
------------------------------------------------------------------------------------------------
Year 10                         $ 1,614                           N/A                  $1,553
------------------------------------------------------------------------------------------------
Class B --- assuming redemption at end of period
------------------------------------------------------------------------------------------------
Year 1                          $   698                         $   623                $  572
------------------------------------------------------------------------------------------------
Year 3                          $   912                         $ 1,140                $  833
------------------------------------------------------------------------------------------------
Year 5                          $ 1,252                           N/A                  $1,018
------------------------------------------------------------------------------------------------
Year 10                         $ 2,078                           N/A                  $1,772
------------------------------------------------------------------------------------------------
Class B --- assuming no redemption
------------------------------------------------------------------------------------------------
Year 1                          $   198                         $   223                $  172
------------------------------------------------------------------------------------------------
Year 3                          $   612                         $   840                $  533
------------------------------------------------------------------------------------------------
Year 5                          $ 1,052                           N/A                  $  918
------------------------------------------------------------------------------------------------
Year 10                         $ 2,078                           N/A                  $1,772
------------------------------------------------------------------------------------------------
                                Class I                         Class Y
------------------------------------------------------------------------------------------------
Year 1                          $   108                         $    62                $   55
------------------------------------------------------------------------------------------------
Year 3                          $   337                         $ 2,143                $  173
------------------------------------------------------------------------------------------------
Year 5                          $   585                           N/A                  $  302
------------------------------------------------------------------------------------------------
Year 10                         $ 1,294                           N/A                  $  677
------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

      The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Limited Term Bond Fund and its shareholders. The Trustees considered the following matters, among others, in approving the proposal.

      First, AAMI, the investment adviser to your AmSouth Fund informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

      Second, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $15.7 billion in fixed income securities. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges.

     Third, Pioneer Short Term Income Fund's management fee (0.40% of average daily net assets) is lower than the advisory fee of your AmSouth Fund (0.50% of average daily net assets). The distribution and shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. While Pioneer Short Term Income Fund's gross and net expenses are higher than the historical gross and net expenses of your AmSouth Fund, (with the exception of the Pioneer Fund's Class Y shares) on a pro forma basis, after giving effect to the Reorganization, the gross and net expenses of each class of the Pioneer Fund are estimated to be lower than gross and net expenses of the corresponding class of your Fund. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduce per share expenses.

     Fourth, the Class A, B and Y shares of Pioneer Short Term Income Fund received in the Reorganization will provide AmSouth Limited Term Bond Fund shareholders with exposure to substantially the same investment product as they currently have.

     Fifth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bank will pay all costs of preparing and printing the AmSouth Funds' proxy statements and solicitation costs incurred by the AmSouth Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of the AmSouth Funds in connection with the Reorganization.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

      The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

                                                                                              Pro Forma
                                                          AmSouth Limited   Pioneer Short   Pioneer Short
                                                          Term Bond Fund     Term Income     Term Income
                                                               Fund              Fund           Fund
                                                           May 31, 2005      May 31, 2005   May 31, 2005
                                                          ---------------   -------------   -------------
Total Net Assets (in thousands)                            $    177,464     $      31,013   $     208,476
     Class A shares ...................................    $     22,496     $      10,781   $      33,277
     Class B shares ...................................    $     15,222     $       3,262   $      18,484
     Class I/Y shares .................................    $    139,746     $      11,951   $     151,696
Net Asset Value Per Share
     Class A shares ...................................    $      10.29     $        9.87   $        9.87
     Class B shares ...................................    $      10.28     $        9.87   $        9.87
     Class I/Y shares .................................    $      10.30     $        9.88   $        9.88
Shares Outstanding
     Class A shares ...................................       2,185,785     $   1,092,201   $   3,371,288

     Class B shares ...................................       1,481,111     $     330,473   $   1,872,521
     Class I/Y shares .................................      13,570,388     $   1,210,036   $  15,359,633

      It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

      For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

      The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                 AmSouth Treasury Reserve Money Market Fund and
                           Pioneer Cash Reserves Fund

                                  PROPOSAL 1(t)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

      The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

      The principal difference in the investment policies and risks of the Funds is that AmSouth Treasury Reserve Money Market Fund invests primarily in U.S. Treasury securities and related repurchase agreements, while Pioneer Cash Reserves Fund invests in a broader range of high quality short-term instruments. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

    Comparison of AmSouth Treasury Reserve Money Market Fund to Pioneer Cash
                                 Reserves Fund

                             AmSouth Treasury Reserve Money Market Fund       Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------
Business                     A diversified series of AmSouth Funds, an        A diversified series of Pioneer Money Market
                             open-end management investment company           Trust, an open-end management investment
                             organized as a Massachusetts business trust.     company organized as a Delaware statutory
                                                                              trust.

Net assets as of March 31,   $180.1 million                                   $513.9 million
2005

Investment advisers and      Investment Adviser:                              Investment Adviser:
portfolio managers           AAMI                                             Pioneer

                             Portfolio Manager:                               Portfolio Manager:
                             Day-to-day management of AmSouth Treasury        Day-to-day management of the Fund's portfolio
                             Reserve Money Market Fund's portfolio is the     is the responsibility of Andrew Feltus. Mr.
                             responsibility of a team of AAMI's portfolio     Feltus, a vice president, joined Pioneer in
                             managers, and no person is primarily             1994.
                             responsible for making recommendations to the
                             team.

Investment objective         AmSouth Treasury Reserve Money Market Fund       Pioneer Cash Reserves Fund seeks high current
                             seeks to provide investors with as high a        income, preservation of capital and liquidity.
                             level of current income as is consistent with
                             the preservation of capital and the
                             maintenance of liquidity.

Primary investments          As a fundamental policy, AmSouth Treasury        Pioneer Cash Reserves Fund invests in U.S.
                             Reserve Money Market Fund will invest at least   government obligations and money market
                             65% of its total assets in securities issued     securities rated in one of the two highest
                             by the U.S. Treasury and repurchase agreements   rating categories for short-term debt by a
                             in respect thereof.                              nationally recognized statistical rating
                                                                              organization or, if unrated, determined to be
                             Under normal circumstances, AmSouth Treasury     of equivalent credit quality by Pioneer. If
                             Reserve Money Market Fund invests at least 80%   rating organizations differ in the rating
                             of its assets in U.S. Treasury                   assigned to a security, the Fund will only treat

                             AmSouth Treasury Reserve Money Market Fund       Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------
                             securities and related repurchase agreements.    the security as having the higher rating
                             The remainder of its assets may be invested      if at least two rating organizations assigned
                             in other securities guaranteed as to payment     that rating. If a rating organization
                             of principal and interest by the U.S.            downgrades the quality rating assigned to one
                             government and related repurchase agreements.    or more of the Fund's portfolio securities,
                                                                              Pioneer will promptly reassess whether the
                                                                              downgraded security presents minimal credit
                                                                              risk to the Fund.

Investment strategies        AmSouth Treasury Reserve Money Market Fund       Pioneer Cash Reserves Fund seeks to maintain a
                             invests based on considerations of safety of     constant net asset value of $1.00 per share by
                             principal and liquidity, which means that the    investing in high-quality, U.S. dollar
                             Fund may not necessarily invest in securities    denominated money market securities, including
                             paying the highest available yield at a          those issued by U.S. and foreign banks, U.S.
                             particular time. The Fund attempts to            and foreign corporate issuers, the U.S.
                             increase its yield by trading to seek to take    government and its agencies and
                             advantage of short-term market variations.       instrumentalities, foreign governments, and
                             AAMI generally evaluates investments based on    multinational organizations such as the World
                             interest rate sensitivity. The Fund will         Bank.
                             maintain an average weighted portfolio
                             maturity of 90 days or less and will limit the   The Fund invests exclusively in securities
                             maturity of each security in its portfolio to    with a maximum remaining maturity of 397 days
                             397 days or less.                                and maintains a dollar-weighted average
                                                                              portfolio maturity of 90 days or less. The
                             The interest income from the Fund's investment   Fund's investments may have fixed, floating or
                             in direct obligations of the United States is    variable interest rates.
                             exempt from state and local, but not federal,
                             income taxes. Dividends attributable to          In selecting the Fund's portfolio, Pioneer
                             income from repurchase agreements are subject    complies with the rating, maturity and
                             to federal, state and local income taxes.        diversification requirements applicable to
                                                                              money market funds. Within those limits,
                             The Fund will not invest in securities issued    Pioneer's assessment of broad economic factors
                             or guaranteed by U.S. government agencies,       that are expected to affect economic activity
                             instrumentalities or government-sponsored        and interest rates influence its securities
                             enterprises that are not backed by the full      selection. Pioneer also employs due diligence
                             faith and credit of the United States.           and fundamental research, an evaluation of the
                                                                              issuer based on its financial statements and
                                                                              operations, to assess an issuer's credit
                                                                              quality.

Other investments            The Fund may enter into reverse repurchase       Pioneer Cash Reserves Fund may invest more
                             agreements with banks, brokers or dealers.       than 25% of its total assets in U.S.
                             The Fund will use the cash to make investments   government securities and obligations of U.S.
                             which either mature or have a demand feature     banks. The Fund may invest in any money
                             to resell to the issuer at a date simultaneous   market instrument that is a permissible
                             with or prior to the time the Fund must          investment for a money market fund under the
                             repurchase the security.                         rules of the SEC, including commercial paper,
                                                                              certificates of deposit, time deposits,
                                                                              bankers' acceptances, mortgage-backed and
                                                                              asset-backed securities, repurchase
                                                                              agreements, municipal obligations and other
                                                                              short-term debt securities.

                             AmSouth Treasury Reserve Money Market Fund       Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------
Diversification              Each Fund is subject to the diversification requirements applicable to money market funds under the Investment Company Act.

Industry concentration       AmSouth Treasury Reserve Money Market Fund may   Pioneer Cash Reserves Fund will not
                             not purchase any securities which would cause    concentrate its assets in the securities of
                             25% or more of the Fund's total assets at the    issuers in any one industry except with
                             time of purchase to be invested in securities    respect to investments in obligations of (a)
                             of one or more issuers conducting their          the U.S. government, its agencies, authorities
                             principal business activities in the same        or instrumentalities and (b) domestic banks,
                             industry, provided that this Limitation shall    purchase any security if, as a result (i) more
                             not apply to municipal securities; and           than 5% of the assets of the Fund would be in
                             provided, further, that for the purpose of       the securities of any one issuer, or (ii) more
                             this limitation only, private activity bonds     than 25% of its assets would be in a
                             that are backed only by the assets and           particular industry.
                             revenues of a non-governmental user shall not
                             be deemed to be municipal securities.

Restricted and illiquid      AmSouth Treasury Reserve Money Market Fund may   Pioneer Cash Reserves Fund will not invest
securities                   not invest more than 10% of its net assets in    more than 10% of its net assets in illiquid
                             securities that are restricted as to resale,     and other securities that are not readily
                             or for which no readily available market         marketable. Repurchase agreements maturing in
                             exists, including repurchase agreements          more than seven days will be included for
                             providing for settlement more than seven days    purposes of the foregoing limit.
                             after notice.

Borrowing                    AmSouth Treasury Reserve Money Market Fund may   Pioneer Cash Reserves Fund may not borrow
                             not borrow money or issue senior securities,     money, except from banks for extraordinary
                             except the Fund may borrow from banks or enter   purposes or to meet redemptions in amounts not
                             into reverse repurchase agreements for           exceeding 33 1/3% of its total assets
                             temporary emergency purposes in amounts up to    (including the amount borrowed).
                             33 1/3% of the value of its total assets at
                             the time of such borrowing. The Fund will not
                             purchase securities while borrowings
                             (including reverse repurchase agreements) in
                             excess of 5% of its total assets are
                             outstanding. In addition, the Fund is
                             permitted to participate in a credit facility
                             whereby the Fund may directly lend to and
                             borrow money from other AmSouth Funds for
                             temporary purposes, provided that the loans
                             are made in accordance with an order of
                             exemption from the SEC and any conditions
                             thereto.

Lending                      AmSouth Treasury Reserve Money Market Fund may   Pioneer Cash Reserves Fund may not make loans
                             not make loans, except that the Fund may         to any person, except by (a) the purchase of a
                             purchase or hold debt instruments in             debt obligation in which the Fund is permitted
                             accordance with its investment objective and     to invest and (b) engaging in repurchase
                             policies, lend Fund securities in accordance     agreements.
                             with its investment objective and policies and
                             enter into repurchase agreements. In
                             addition, the Fund is permitted to participate
                             in a credit facility whereby the Fund may
                             directly lend to and borrow money from other
                             AmSouth Funds

                             AmSouth Treasury Reserve Money Market Fund       Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------
                             for temporary purposes, provided that the loans
                             are made in accordance with an order of
                             exemption from the SEC and any conditions
                             thereto.

Derivative instruments       AmSouth Treasury Reserve Money Market Fund may   Pioneer Cash Reserves Fund may not write,
                             not write or purchase call options.              purchase or otherwise invest in any put, call,
                                                                              straddle or spread option.

Other investment policies    As described above, the Funds have similar principal investment strategies and policies.
and restrictions             Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.

                                            Buying, Selling and Exchanging Shares

Class A sales charges and    Class A shares are offered without sales         Class A shares are offered without sales
Rule 12b-1 fees              charges.                                         charges.

                             Class A shares pay a shareholder servicing fee   There is no contingent deferred sales charge
                             (non 12b-1) of up to 0.25% of average daily      ("CDSC"), except in certain circumstances when
                             net assets.                                      the initial sales charge is waived.

                             AmSouth Treasury Reserve Money Market Fund       Class A shares are subject to distribution and
                             does not offer Class B shares.                   service (12b-1) fees of up to 0.15% of average
                                                                              daily net assets.

                                                                              Pioneer Cash Reserves Fund offers several
                                                                              classes of shares, including Class A shares.

Class I and Class Y sales    AmSouth Treasury Reserve Money Market Fund       The Fund does not impose any initial,
charges and Rule 12b-1 fees  does not impose any initial or CDSC on Class I   contingent deferred or asset based sales
                             shares.                                          charge on Class Y shares.

                             The Fund may impose a shareholder servicing      The distributor incurs the expenses of
                             fee (non 12b-1) of up to 0.15% of average        distributing the Fund's Class Y shares, none
                             daily net assets.                                of which are reimbursed by the Fund or the
                                                                              Class Y shareowners.

Management and other fees    AmSouth Treasury Reserve Money Market Fund       Pioneer Cash Reserves Fund pays Pioneer an
                             pays an advisory fee on a monthly basis at an    annual fee equal to 0.40% of the Fund's
                             annual rate of 0.40% of the Fund's average       average daily net assets.
                             daily net assets.
                                                                              Pioneer has agreed to limit the Fund's
                             ASO Services Company, Inc. ("ASO") serves as     expenses or waive a portion of its management
                             administrator and fund accounting agent for      fee to maintain a net asset value of $1.00.
                             the Fund. The Fund pays ASO an administrative    Under certain circumstances, this limitation
                             services fee of 0.15% of the Fund's average      may result in a 0.00% yield for one or more
                             daily net assets.                                classes for shares. From time to time,
                                                                              Pioneer and its affiliates may limit the
                             Other expenses of the Fund are being limited     expenses of one or more classes for the
                             to 0.36% for Class A shares. Any fee waiver      purpose of increasing its yield during the
                             or expense reimbursement arrangement is          period of the limitation. These expense

                             AmSouth Treasury Reserve Money Market Fund       Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------
                             voluntary and may be discontinued at any time.   limitation policies are voluntary and
                                                                              temporary and may be revised or terminated by
                             Other expenses are being limited to 0.28% for    Pioneer at any time without notice.
                             Class I shares. Any fee waiver or expense
                             reimbursement arrangement is voluntary and may   For the fiscal year ended December 31, 2004,
                             be discontinued at any time.                     the Fund's total annual operating expenses for
                                                                              Class A shares were 0.93% of average daily net
                             For the fiscal year ended July 31, 2004, the     assets.
                             Fund's annual operating expenses for Class A
                             shares, after giving effect to the expense       Class Y shares of Pioneer Cash Reserves Fund
                             limitation were 0.76%, and without giving        are being offered for the first time in
                             effect to the expense limitation, were 0.95%     connection with the Reorganization.
                             of average daily net assets.

                             For the fiscal year ended July 31, 2004, the Fund's annual operating expenses for Class I shares, after giving effect to the expense limitation were 0.68%, and without giving effect to the expense limitation, were 0.85% of average daily net assets.

Buying shares                You may buy shares of AmSouth Treasury Reserve   You may buy shares from any investment firm
                             Money Market Fund directly through BISYS Fund    that has a sales agreement with PFD, the
                             Services, the Fund's distributor, or through     Fund's distributor.
                             brokers, registered investment advisers, banks
                             and other financial institutions that have       If the account is established in the
                             entered into selling agreements with the         shareholder's own name, shareholders may also
                             Fund's distributor, as described in the Fund's   purchase additional shares of the Fund by
                             prospectus.                                      telephone or online.

                             Certain account transactions may be done by telephone.

Exchanging shares            You can exchange your shares in the Fund for     You may exchange your shares for shares of the
                             shares of the same class of another AmSouth      same class of another Pioneer mutual fund.
                             Fund, usually without paying additional sales    Your exchange request must be for at least
                             charges. You must meet the minimum investment    $1,000. Shares you acquire as part of an
                             requirements for the Fund into which you are     exchange will continue to be subject to any
                             exchanging. Exchanges from one Fund to another   CDSC that applies to the shares you originally
                             are taxable. Class A shares may be exchanged     purchased. When you ultimately sell your
                             for Class I shares of the same Fund or another   shares, the date of your original purchase
                             AmSouth Fund if you become eligible to           will determine your CDSC. An exchange
                             purchase Class I shares. Class I shares may      generally is treated as a sale and a new
                             be exchanged for Class A shares of the same      purchase of shares for federal income tax
                             Fund. No transaction fees are currently          purposes.
                             charged for exchanges.
                                                                              After you establish an eligible Fund account,
                                                                              you can exchange Fund shares by telephone or
                                                                              online.

Selling shares               Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.

                             AmSouth Treasury Reserve Money Market Fund       Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------
                             You may sell your shares by contacting the       Normally, your investment firm will send your
                             Fund directly in writing or by telephone or by   request to sell shares to PIMSS. You can also
                             contacting a financial intermediary as           sell your shares by contacting the Fund
                             described in the Fund's prospectus.              directly if your account is registered in your
                                                                              name.

                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders may also
                                                                              redeem shares of the Fund by telephone or
                                                                              online.

Comparison of Principal Risks of Investing in the Funds

      Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. The Pioneer Fund may be subject to greater credit risk than the AmSouth Fund because it may invest in securities other than U.S. Government securities. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

      o Interest rates go up, causing the value of the Fund's investments to decline

      o In the case of Pioneer Cash Reserves Fund, the issuer of a security owned by the Fund may not be able to make timely payments because of a general economic downturn or increased governmental costs

      o The adviser's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

      Pioneer Cash Reserves Fund may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include:

      o     Inadequate financial information

      o     Smaller, less liquid and more volatile markets

      o     Political and economic upheavals

      Pioneer Cash Reserves does not concentrate its investments in any industry. At times, more than 25% of the Pioneer Cash Reserves Fund's assets may be invested in the same market segment, such as financials. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

Past Performance

      Set forth below is performance information for each Fund. The bar charts show how each Fund's total return has varied from year to year for each full calendar year. The tables show average annual total return for each Fund over time for each class of shares compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

          AmSouth Treasury Reserve Money Market Fund -- Class A Shares
                          Calendar Year Total Returns*

                                  [BAR CHART]

1995                    5.41
1996                    4.78
1997                    4.78
1998                    4.68
1999                    4.38
2000                    5.54
2001                    3.47
2002                    0.96
2003                    0.29
2004                    0.61

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 1.43% for the quarter ended December 31, 2000, and the lowest quarterly return was 0.04% for the quarter ended December 31, 2003.

                  Pioneer Cash Reserves Fund -- Class A Shares
                          Calendar Year Total Returns*

                                  [BAR CHART]

1995                    5.17
1996                    4.65
1997                    4.78
1998                    4.84
1999                    4.23
2000                    5.53
2001                    3.32
2002                    1.15
2003                    0.26
2004                    0.45

* During the period shown in the bar chart, Pioneer Cash Reserves Fund's highest quarterly return was 1.45% for the quarter ended December 31, 2000, and the lowest quarterly return was 0.01% for the quarter ended December 31, 2003.

                   AmSouth Treasury Reserve Money Market Fund
              Average Annual Total Returns as of December 31, 2004

                                                                                  1 Year       5 Years           10 Years
---------------------------------------------------------------------------------------------------------------------------
AmSouth Treasury Reserve Money Market Fund, Class A Shares
Return Before Taxes(1)                                                              0.61%        2.15%             3.47%
AmSouth Treasury Reserve Money Market Fund, Class I Shares
Return Before Taxes(1)                                                              0.66%        2.25%             3.59%

(1) The return reported above assumes the reinvestment of dividends. The AmSouth Treasury Reserve Money Market Fund commenced operations on 3/29/94 through a transfer of assets from certain collective trust fund ("commingled") accounts managed by AAMI, using substantially the same investment objective, polices and methodologies as the Fund. The quoted performance of the Fund includes the performance of the commingled accounts for the periods prior to the Fund's commencement of operations, restated to reflect the expenses associated with the Fund. The commingled accounts were not registered with the SEC and were not subject to the investment restrictions imposed by law on registered mutual funds. If the commingled accounts had been registered, their returns may have been adversely affected. Class A Shares were first offered on 8/29/94.

                           Pioneer Cash Reserves Fund
              Average Annual Total Returns as of December 31, 2004

                                                                                  1 Year         5 Years            10 Years
------------------------------------------------------------------------------------------------------------------------------
Pioneer Cash Reserves Fund, Class A shares
Return Before Taxes(1)                                                             0.45%           2.12%              3.42%
Pioneer Cash Reserves Fund, Class Y shares(2)
90-day U.S. Treasury Bill                                                          1.38%           2.67%              3.88%
(reflects no deduction for taxes)

(1) Return before taxes assumes that you sell your Class A shares at the end of the period and that you reinvest all of your dividends and distributions.

(2) Class Y shares were not outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Class Y shares would be modestly higher than the performance of the Class A and Class B shares due to the lower expenses applicable to Class Y shares.

                                                                                               7-Day Yield
                                                                                         As of December 31, 2004
-------------------------------------------------------------------------------------------------------------------
AmSouth Treasury Reserve Money Market Fund, Class A Shares                                        1.43%

Pioneer Cash Reserves Fund, Class A Shares                                                        1.12%

AmSouth Treasury Reserve Money Market Fund, Class I Shares                                        1.48%

The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

The Funds' Fees and Expenses

      Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Treasury Reserve Money Market Fund, the expenses of AmSouth Treasury Reserve Money Market Fund for the period ended January 31, 2005, and (ii) for the Pioneer Cash Reserves Fund, the expenses of Pioneer Cash Reserves Fund for the period ended December 31, 2004. Future expenses for all share classes may be greater or less. Shareholders of AmSouth Prime Money Market Fund are also being asked to approve the reorganization of their fund into Pioneer Cash Reserves Fund. The tables also show (1) the pro forma expenses of the combined Fund assuming the Reorganization occurred on December 31, 2004, and (2) the pro forma expenses of the combined Fund assuming the reorganization of AmSouth Prime Money Market Fund into Pioneer Cash Reserves Fund also occurred December 31, 2004.


                                                                       Combined                                       Combined
                                                                         Fund                                           Fund
                         AmSouth                                      (including       AmSouth                       (including
   Shareholder           Treasury                                       AmSouth        Treasury                       AmSouth
 transaction fees        Reserve                                      Prime Money      Reserve                      Prime Money
  (paid directly          Money       Pioneer Cash      Combined        Market          Money         Combined         Market
    from your             Market        Reserves       Fund (Pro      Fund) (Pro        Market        Fund (Pro      Fund) (Pro
   investment)           Fund(1)          Fund           Forma)         Forma)         Fund(1)         Forma)          Forma)
---------------------------------------------------------------------------------------------------------------------------------
                         Class A         Class A        Class A         Class A        Class I        Class Y(7)       Class Y(7)
---------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge
(load) when you buy
shares as a
percentage of
offering price           None             None           None            None          None            None            None
---------------------------------------------------------------------------------------------------------------------------------
Maximum deferred
sales charge (load)
as a percentage of
purchase price or
the amount you
receive when you
sell shares,
whichever is less        None             None           None            None          None            None            None
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees          None(2)          None           None            None          None            None            None
---------------------------------------------------------------------------------------------------------------------------------
Annual fund
operating expenses
(deducted from Fund
assets) (as a % of
average net assets)
---------------------------------------------------------------------------------------------------------------------------------
Management fee           0.40%            0.40%          0.40%           0.40%         0.40%           0.40%           0.40%
---------------------------------------------------------------------------------------------------------------------------------
Distribution and
service (12b-1) fee      None             0.15%          0.15%           0.15%         None            0.15%           None
---------------------------------------------------------------------------------------------------------------------------------
Other expenses           0.57%(3)         0.38%          0.31%           0.17%         0.47%           0.07%(6)        0.06%(6)
---------------------------------------------------------------------------------------------------------------------------------
Total fund operating
expenses                 0.97%            0.93%(4)       0.86%           0.72%         0.87%(3)        0.47%           0.46%
---------------------------------------------------------------------------------------------------------------------------------
Expense
reimbursement/reduction  0.27%            None(5)        None(5)         None(5)       0.22%           None(5)         None(5)
---------------------------------------------------------------------------------------------------------------------------------
Net fund operating
expenses                 0.70%            0.93%          0.86%           0.72%         0.65%            0.47%          0.46%
---------------------------------------------------------------------------------------------------------------------------------

      (1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

      (2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

      (3) Other expenses for your AmSouth Fund are being limited to 0.30% for Class A shares and 0.25% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

      (4) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

      (5) Pioneer has agreed to limit the Fund's expenses or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes for shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

      (6) Other expenses for Class Y shares are estimated based on expenses that would have been incurred for the fiscal year ended December 31, 2004 had such shares been outstanding for the entire fiscal year.

      (7) Class Y shares of Pioneer Cash Reserves Fund are being offered for the first time in connection with the Reorganization.

      The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's operating expenses remain the same and (e) you sell your shares at the end of the time period shown. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

                                                                                        Combined Fund
                                                                                      (including AmSouth
                       AmSouth Treasury                                               Prime Money Market
Number of years you     Reserve Money     Pioneer Cash Reserves     Combined Fund          Fund)*
  own your shares        Market Fund               Fund              (Pro Forma)         (Pro Forma)
--------------------------------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------------------------------
Year 1                      $    99               $  95                $   658              $  644
--------------------------------------------------------------------------------------------------------
Year 3                      $   309               $  296               $   834              $  792
--------------------------------------------------------------------------------------------------------
Year 5                      $   536               $  515               $ 1,024              $  953
--------------------------------------------------------------------------------------------------------
Year 10                     $ 1,190               $1,143               $ 1,575              $1,418
--------------------------------------------------------------------------------------------------------
                            Class I                                    Class Y
--------------------------------------------------------------------------------------------------------
Year 1                      $    89                 N/A                $    48              $   47
--------------------------------------------------------------------------------------------------------
Year 3                      $   278                 N/A                $   151              $  148
--------------------------------------------------------------------------------------------------------
Year 5                      $   482                 N/A                $   263              $  258
--------------------------------------------------------------------------------------------------------
Year 10                     $ 1,073                 N/A                $   591              $  579
--------------------------------------------------------------------------------------------------------

      * Pursuant to a separate proposal, AmSouth Prime Money Market Fund proposes to transfer its assets to Pioneer Cash Reserves Fund.

Reasons for the Proposed Reorganization

      The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Treasury Reserve Money Market Fund and its shareholders. The Trustees considered the following matters, among others, in approving the proposal.

      First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, after the Reorganization, the combined Fund will have an asset size substantially larger than that of your AmSouth Fund, which may allow the combined Fund to achieve significant economies of scale in investments or expenses.

     Third, the historical investment performance of Pioneer Cash Reserves Fund is comparable to your AmSouth Fund's investment performance. For the one, five and ten year periods ended December 31, 2004, Class A shares of Pioneer Cash Reserves Fund had an average annual return of 0.45% (one year); 2.12% (five year); and 3.42% (ten year) compared to an average annual return of the Class A shares of your AmSouth Fund of 0.61% (one year); 2.15% (five year); and 3.47% (ten year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing fixed income mutual funds.

     Fourth, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges.

     Fifth, Pioneer Cash Reserves Fund's management fee (0.40% of average daily net assets) is the same as the advisory fee of your AmSouth Fund (0.40% of average daily net assets). Although the historical net expenses of Pioneer Cash Reserves Fund are higher than your AmSouth Fund's historical net expenses, the estimated pro forma gross expenses of the Pioneer Fund after giving effect to the Reorganization are lower than your AmSouth Fund's gross expenses. In addition, with respect to Class Y shares, the pro forma expense of the Pioneer Fund, net of expense limitations, are lower than your Fund's net expenses attributable to Class I shares. The net expenses attributable to the Class A shares of the Pioneer Fund on a pro forma basis are estimated to be two basis points higher than the net expenses attributable to the Class A shares of the AmSouth Fund. However, AAMI has informed the trustees that its expense limitations will be discontinued in the future. The distribution and shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduce per share expenses.

     Sixth, the substantially larger size of Pioneer Cash Reserves Fund offers greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Seventh, the Class A and Y shares of Pioneer Cash Reserves Fund received in the Reorganization will provide AmSouth Treasury Reserve Money Market Fund shareholders with exposure to substantially the same investment product as they currently have. The Board considered the differences in the investment policies of the two Funds and concluded that the broader investment range of Pioneer Cash Reserves Fund did not materially increase the risk exposure to AmSouth Treasury Reserve Money Market Fund shareholders.

     Eighth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bank will pay all costs of preparing and printing the AmSouth Funds' proxy statements and solicitation costs incurred by the AmSouth Funds in connection with the Reorganization. AAMI will otherwise be responsible of all costs and expenses of the AmSouth Funds in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

      The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005. The table also sets forth the pro forma capitalization of the combined Fund as of May 31, 2005, assuming the shareholders of AmSouth Prime Money Market Fund approve the reorganization of their fund into Pioneer Cash Reserves Fund.

                                                                                          Pro Forma
                                                                                        Pioneer Cash
                                                                                        Reserves Fund
                                         AmSouth                                         (including
                                        Treasury       Pioneer Cash      Pro Forma      AmSouth Prime
                                      Reserve Money      Reserves       Pioneer Cash    Money Market
                                       Market Fund         Fund        Reserves Fund        Fund)
                                      May 31, 2005     May 31, 2005     May 31, 2005    May 31, 2005
                                      -------------    ------------    -------------    -------------
Total Net Assets (in thousands)       $     178,746    $    419,881    $     598,627    $   1,226,225
      Class A shares .............    $      72,843    $    212,426    $     285,269    $     698,111
      Class B shares .............              N/A    $     50,365    $      50,365    $      53,515
      Class I/Y shares ...........    $     105,903             N/A    $     105,903    $     317,508
Net Asset Value Per Share
      Class A shares .............    $        1.00    $       1.00    $        1.00    $        1.00
      Class B shares .............              N/A    $       1.00    $        1.00    $        1.00
      Class I/Y shares ...........    $        1.00             N/A    $        1.00    $        1.00
Shares Outstanding
      Class A shares .............       72,852,140     212,571,273      285,464,278      698,590,414
      Class B shares .............              N/A      50,321,650       50,321,650       53,468,483
      Class I/Y shares ...........      105,913,462             N/A      105,913,462      317,725,662

      It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

      For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

      The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                       AmSouth Prime Money Market Fund and
                           Pioneer Cash Reserves Fund

                                  PROPOSAL 1(u)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

     Each Fund invests primarily in high-quality short-term securities and, consequently, the Funds have similar policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

   Comparison of AmSouth Prime Money Market Fund to Pioneer Cash Reserves Fund

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Prime Money Market Fund                   Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------
Business                     A diversified series of AmSouth Funds, an         A diversified series of Pioneer Money Market
                             open-end management investment company            Trust, an open-end management investment
                             organized as a Massachusetts business trust.      company organized as a Delaware statutory
                                                                               trust.
------------------------------------------------------------------------------------------------------------------------------
Net assets as of March 31,   $583.9 million                                    $513.9 million
2005
------------------------------------------------------------------------------------------------------------------------------
Investment advisers and      Investment Adviser:                               Investment Adviser:
portfolio managers           AAMI                                              Pioneer

                             Portfolio Manager:                                Portfolio Manager:
                             Day-to-day management of AmSouth Prime Money      Day-to-day management of the Fund's portfolio
                             Market Fund's portfolio is the responsibility     is the responsibility of Andrew Feltus.  Mr.
                             of a team of AAMI's portfolio managers, and no    Feltus, a vice president, joined Pioneer in
                             person is primarily responsible for making        1994.
                             recommendations to the team.
------------------------------------------------------------------------------------------------------------------------------
Investment                   objective AmSouth Prime Money Market Fund seeks
                             to Pioneer Cash Reserves Fund seeks high current
                             provide investors with current income with income
                             and preservation of capital and liquidity and
                             stability of principal. liquidity.
------------------------------------------------------------------------------------------------------------------------------
Primary investments          AmSouth Prime Money Market Fund invests only      Pioneer Cash Reserves Fund invests in U.S.
                             in U.S. dollar-denominated, "high-quality"        government obligations and money market
                             short-term debt securities, including             securities rated in one of the two highest
                             obligations issued or guaranteed by the U.S.      rating categories for short-term debt by a
                             government, its agencies or instrumentalities,    nationally recognized statistical rating
                             certificates of deposit, time deposits,           organization or, if unrated, determined to be
                             bankers' acceptances and other short-term         of equivalent credit quality by Pioneer.  If
                             securities issued by domestic or foreign banks    rating organizations differ in the rating
                             or their subsidiaries or branches, domestic       assigned to a security, the Fund will only
                             and foreign commercial paper and other            treat the security as having the higher rating
                             short-term corporate debt obligations,            if at least two rating organizations assigned
                             including those with floating or variable         that rating.  If a rating organization
                             rates of interest, obligations issued or          downgrades the quality rating assigned to one
                             guaranteed by one or more foreign                 or more of
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Prime Money Market Fund                   Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------
                             governments or their agencies or                  the Fund's portfolio securities, Pioneer will
                             instrumentalities, including obligations          promptly reassess whether the downgraded
                             of supranational entities, asset-backed           security presents minimal credit risk to the
                             securities, repurchase agreements                 Fund.
                             collateralized by the types of
                             securities listed above.
------------------------------------------------------------------------------------------------------------------------------
Investment strategies        The Fund invests in securities issued by: (i)     Pioneer Cash Reserves Fund seeks to maintain a
                             FNMA, FHLMC, SLMA and the FHLBs,                  constant net asset value of $1.00 per share by
                             which are supported by the right of the issuer    investing in high-quality, U.S. dollar
                             to borrow from the U.S. Treasury; and (ii)        denominated money market securities, including
                             FFCBs and TVA, which are supported only by the    those issued by U.S. and foreign banks, U.S.
                             credit of the issuer.                             and foreign corporate issuers, the U.S.
                                                                               government and its agencies and
                             When selecting securities for the Fund's          instrumentalities, foreign governments, and
                             portfolio, AAMI first considers safety of         multinational organizations such as the World
                             principal and the quality of an investment.       Bank.
                             AAMI then focuses on generating a high level
                             of income.  AAMI generally evaluates              The Fund invests exclusively in securities
                             investments based on interest rate sensitivity    with a maximum remaining maturity of 397 days
                             selecting those securities whose maturities       and maintains a dollar-weighted average
                             fit the Fund's interest rate sensitivity          portfolio maturity of 90 days or less.  The
                             target and which AAMI believes to be the best     Fund's investments may have fixed, floating or
                             relative values.  The Fund will maintain an       variable interest rates.
                             average weighted portfolio maturity of 90 days
                             or less and will limit the maturity of each       In selecting the Fund's portfolio, Pioneer
                             security in its portfolio to 397 days or less.    complies with the rating, maturity and
                                                                               diversification requirements applicable to
                                                                               money market funds. Within those limits,
                                                                               Pioneer's assessment of broad economic
                                                                               factors that are expected to affect economic
                                                                               activity and interest rates influence its
                                                                               securities selection. Pioneer also employs
                                                                               due diligence and fundamental research, an
                                                                               evaluation of the issuer based on its
                                                                               financial statements and operations, to
                                                                               assess an issuer's credit quality.
------------------------------------------------------------------------------------------------------------------------------
Other investments            AmSouth Prime Money Market Fund also invests      Pioneer Cash Reserves Fund may invest more
                             in mortgage-related securities issued by          than 25% of its total assets in U.S.
                             nongovernmental entities which are rated, at      government securities and obligations of U.S.
                             the time of purchase, in one of the four          banks.  The Fund may invest in any money
                             highest rating categories by a nationally         market instrument that is a permissible
                             recognized statistical rating organization        investment for a money market fund under the
                             ("NRSRO") or, if unrated, determined by its       rules of the SEC, including commercial paper,
                             Advisor to be of comparable quality.              certificates of deposit, time deposits,
                             "High-quality" debt securities are those          bankers' acceptances, mortgage-backed and
                             obligations which, at the time of purchase,       asset-backed securities, repurchase
                             (i) possess the highest short-term rating from    agreements, municipal obligations and other
                             at least two NRSROs (for example, commercial      short-term debt securities.
                             paper rated "A-1" by S&P, and "P-1" by Moody's
                             Investors Service, Inc.) or one NRSRO if only
                             rated by one NRSRO or (ii) if unrated, are
                             determined by AAMI to be of comparable Quality.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Prime Money Market Fund                   Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------
Temporary defensive                                                            Pioneer Cash Reserves Fund may invest all or
strategies                                                                     part of its assets in securities with
                                                                               remaining maturities of less than one year,
                                                                               cash equivalents or may hold cash.
------------------------------------------------------------------------------------------------------------------------------
Diversification              Each Fund is subject to the diversification requirements applicable to money market funds under the Investment Company Act of 1940.
------------------------------------------------------------------------------------------------------------------------------
Industry concentration       AmSouth Prime Money Market Fund may not           Pioneer Cash Reserves Fund will not
                             purchase any securities which would cause more    concentrate its assets in the securities of
                             than 25% of the value of the Fund's total         issuers in any one industry except with
                             assets at the time of purchase to be invested     respect to investments in obligations of (a)
                             in securities of one or more issuers              the U.S. government, its agencies, authorities
                             conducting their principal business activities    or instrumentalities and (b) domestic banks,
                             in the same industry, provided that (a) there     purchase any security if, as a result (i) more
                             is no limitation with respect to obligations      than 5% of the assets of the Fund would be in
                             issued or guaranteed by the U.S. government or    the securities of any one issuer, or (ii) more
                             its agencies or instrumentalities, bank           than 25% of its assets would be in a
                             certificates of deposit or bankers'               particular industry.
                             acceptances issued by a domestic bank or by a
                             U.S. branch of a foreign bank provided that
                             such U.S. branch is subject to the same
                             regulation as U.S. banks, and repurchase
                             agreements secured by bank instruments or
                             obligations of the U.S. government or its
                             agencies or instrumentalities; (b) wholly
                             owned finance companies will be considered to
                             be in the industries of their parents if their
                             activities are primarily related to financing
                             the activities of their parents; and (c)
                             utilities  will be divided according to their
                             services. For example, gas, gas transmission,
                             electric and gas, electric, and telephone will
                             each be considered a separate industry.
------------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid      AmSouth Prime Money Market Fund may not           Pioneer Cash Reserves Fund will not invest
securities                   invest more than 10% of its net assets in         more than 10% of its net assets in illiquid
                             securities that are restricted as to resale,      and other securities that are not readily
                             or for which no readily available market          marketable. Repurchase agreements maturing in
                             exists, including repurchase agreements           more than seven days will be included for
                             providing for settlement more than seven days     purposes of the foregoing limit.
                             after notice.
------------------------------------------------------------------------------------------------------------------------------
Borrowing                    AmSouth Prime Money Market Fund may not borrow   Pioneer Cash Reserves Fund may not borrow
                             money or issue senior securities, except the     money, except from banks for extraordinary
                             Fund may borrow from banks or enter into         purposes or to meet redemptions in amounts not
                             reverse repurchase agreements for temporary      exceeding 33 1/3% of its total assets
                             emergency purposes in amounts up to 33 1/3% of   (including the amount borrowed).
                             the value of its total assets at the time of
                             such borrowing. The Fund will not purchase
                             securities while borrowings (including reverse
                             repurchase agreements) in excess of 5% of its
                             total assets are outstanding.  In addition,
                             the Fund is permitted to participate in a
                             credit facility whereby the Fund may directly
                             lend to and borrow money from other AmSouth
                             funds for temporary purposes, provided that
                             the loans are made in accordance with an order
                             of exemption from the SEC and any conditions
                             thereto.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Prime Money Market Fund                   Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------
Lending                      AmSouth Prime Money Market Fund may not make      Pioneer Cash Reserves Fund may make loans to
                             loans, except that the Fund may purchase or       any person, except by (a) the purchase of a
                             hold debt instruments in accordance with its      debt obligation in which the Fund is permitted
                             investment objective and policies, lend Fund      to invest and (b) engaging in repurchase
                             securities in accordance with its investment      agreements.
                             objective and policies and enter into
                             repurchase agreements. In addition, the Fund
                             is permitted to participate in a credit
                             facility whereby the Fund may directly lend to
                             and borrow money from other AmSouth funds for
                             temporary purposes, provided that the loans
                             are made in accordance with an order of
                             exemption from the SEC and any conditions
                             thereto.
------------------------------------------------------------------------------------------------------------------------------
Derivative instruments       AmSouth Prime Money Market Fund may not write     Pioneer Cash Reserves Fund may not write,
                             or purchase call options.                         purchase or otherwise invest in any put, call,
                                                                               straddle or spread option.
------------------------------------------------------------------------------------------------------------------------------
Other investment policies    As described above, the Funds have substantially similar principal investment
and restrictions             strategies and policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
------------------------------------------------------------------------------------------------------------------------------
                                                          Buying, Selling and Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------
Class A sales charges and    Class A shares are offered without sales          Class A shares are offered without sales
Rule 12b-1 fees              charges.                                          charges.

                             Class A shares pay a shareholder servicing        There is no contingent deferred sales charge
                             fee (non 12b-1) of up to 0.25% of average         ("CDSC"), except in certain circumstances
                             daily net assets.                                 when the initial sales charge is waived.

                                                                               Class A shares are subject to distribution
                                                                               and service (12b-1) fees of up to 0.15% of
                                                                               average daily net assets.
------------------------------------------------------------------------------------------------------------------------------
Class B sales charges and    Class B shares are offered without an initial     Class B shares are offered without an initial
Rule 12b-1 fees              sales charge, but are subject to a CDSC of up     sales charge, but are subject to a CDSC of up
                             to 5%. For Class B shares purchased prior to      to 4% if you sell your shares. The charge is
                             the combination of AmSouth Funds with ISG         reduced over time and is not charged after
                             Funds, the CDSC on such Class B shares held       five years. Your investment firm may receive
                             continuously declines over six years,             a commission from PFD, the Fund's
                             starting with year one and ending in year         distributor, at the time of your purchase of
                             seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all       up to 4%.
                             other Class B shares held continuously, the
                             CDSC declines over six years, starting with       Class B shares are subject to distribution
                             year one and ending in year seven from: 5%,       and service (12b-1) fees of up to 1% of
                             4%, 3%, 3%, 2%, 1%. Eight years after             average daily net assets.
                             purchase (seven years in the case of shares
                             acquired in the ISG                               Class B shares acquired through the
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Prime Money Market Fund                   Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------
                             combination), Class B shares automatically        Reorganization will be subject to the CDSC
                             convert to Class A shares.                        and commission schedules applicable to the
                                                                               original purchase.
                             Class B shares pay a shareholder servicing
                             fee (non 12b-1) of up to 0.25% of average         Maximum purchase of Class B shares in a
                             daily net assets, and a distribution (12b-1)      single transaction is $49,999.
                             fee of 0.75% of average daily net assets.

                             Maximum investment for all Class B purchases
                             by a shareholder for the Fund's shares is
                             $99,999.
------------------------------------------------------------------------------------------------------------------------------
Class I and Class Y          AmSouth Prime Money Market Fund does not          The Fund does not impose any initial,
sales charges and Rule       impose any initial or CDSC on Class I shares.     contingent deferred or asset based sales charge
12b-1 fees                                                                     on Class Y shares.
                             The Fund may impose a shareholder servicing
                             fee (non 12b-1) of up to 0.15% of average         The distributor incurs the expenses of
                             daily net assets.                                 distributing the Fund's Class Y shares, none
                                                                               of which are reimbursed by the Fund or the
                                                                               Class Y shareowners.
------------------------------------------------------------------------------------------------------------------------------
Management and other         AmSouth Prime Money Market Fund pays an           Pioneer Cash Reserves Fund pays Pioneer an
fees                         advisory fee on a monthly basis at an annual      annual fee equal to 0.40% of the Fund's
                             rate of 0.40% of the Fund's average daily net     average daily net assets. The fee is computed
                             assets.                                           daily and paid monthly.

                             ASO Services Company, Inc. ("ASO") serves as      Pioneer has agreed to limit the Fund's
                             administrator and fund accounting agent for       expenses or waive a portion of its management
                             the Fund. The Fund pays ASO an administrative     fee to maintain a net asset value of $1.000.
                             services fee of 0.15% of the Fund's average       Under certain circumstances, this limitation
                             daily net assets.                                 may result in a 0.00% yield for one or more
                                                                               classes for shares. From time to time,
                             Other expenses of the Fund are being limited      Pioneer and its affiliates may limit the
                             to 0.38% for Class A shares. Any fee waiver       expenses of one or more classes for the
                             or expense reimbursement arrangement is           purpose of increasing its yield during the
                             voluntary and may be discontinued at any          period of the limitation. These expense
                             time.                                             limitation policies are voluntary and
                                                                               temporary and may be revised or terminated by
                             Other expenses of the Fund are being limited      Pioneer at any time without notice.
                             to 0.22% for Class B shares. Any fee waiver
                             or expense reimbursement arrangement is           For the fiscal year ended December 31, 2004,
                             voluntary and may be discontinued at any          the Fund's total annual operating expenses
                             time.                                             for Class A shares were 0.93% of average
                                                                               daily net assets.
                             Other expenses of the Fund are being limited
                             to 0.23% for Class I shares. Any fee waiver       For the fiscal year ended December 31, 2004,
                             or expense reimbursement arrangement is           the Fund's total annual operating expenses
                             voluntary and may be discontinued at any          for Class B shares were 1.81% of average
                             time.                                             daily net assets.

                             For the fiscal year ended July 31, 2004, the      Class Y shares of Pioneer Cash Reserves Fund
                             Fund's annual operating expenses for Class A      are being offered for the first time in
                             shares, after giving effect to the expense        connection with the Reorganization.
                             limitation were 0.78%, and without giving
                             effect to the expense limitation, were 0.90%
                             of
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Prime Money Market Fund                   Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------
                             average daily net assets.

                             For the fiscal year ended July 31, 2004, the Fund's annual operating expenses for Class B shares, after giving effect to the expense limitation were 0.93%, and without giving effect to the expense limitation, were 1.65% of average daily net assets.

                             For the fiscal year ended July 31, 2004, the
                             Fund's annual operating expenses for Class I
                             shares, after giving effect to the expense
                             limitation were 0.63%, and without giving
                             effect to the expense limitation, were 0.80%
                             of average daily net assets.
------------------------------------------------------------------------------------------------------------------------------
Buying shares                You may buy shares of AmSouth Prime Money         You may buy shares from any investment firm
                             Market Fund directly through BISYS Fund           that has a sales agreement with PFD, the
                             Services, the Fund's distributor, or through      Fund's distributor.
                             brokers, registered investment advisers, banks
                             and other financial institutions that have        If the account is established in the
                             entered into selling agreements with the          shareholder's own name, shareholders may also
                             Fund's distributor, as described in the Fund's    purchase additional shares of the Fund by
                             prospectus.                                       telephone or online.

                             Certain account transactions may be done by
                             telephone.
------------------------------------------------------------------------------------------------------------------------------
Exchanging shares            You can exchange your shares in the Fund for      You may exchange your shares for shares of the
                             shares of the same class of another AmSouth       same class of another Pioneer mutual fund.
                             Fund, usually without paying additional sales     Your exchange request must be for at least
                             charges.  You must meet the minimum investment    $1,000.  Shares you acquire as part of an
                             requirements for the Fund into which you are      exchange will continue to be subject to any
                             exchanging.  Exchanges from one Fund to           CDSC that applies to the shares you originally
                             another are taxable.  Class A shares may be       purchased.  When you ultimately sell your
                             exchanged for Class I shares of the same Fund     shares, the date of your original purchase
                             or another AmSouth fund if you become eligible    will determine your CDSC.  An exchange
                             to purchase Class I shares.  Class I shares       generally is treated as a sale and a new
                             may be exchanged for Class A shares of the        purchase of shares for federal income tax
                             same Fund.  No transaction fees are currently     purposes.
                             charged for exchanges.
                                                                               After you establish an eligible Fund account,
                                                                               you can exchange Fund shares by telephone or
                                                                               online.
------------------------------------------------------------------------------------------------------------------------------
Selling                      shares Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.
                             -------------------------------------------------------------------------------------------------
                             You may sell your shares by contacting the        Normally, your investment firm will send your
                             Fund directly in writing or by telephone or       request to sell shares to PIMSS. You can also
                             by contacting a financial intermediary as         sell your shares by contacting the Fund
                             described in the Fund's prospectus.               directly if your account is registered in
                                                                               your name.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                             AmSouth Prime Money Market Fund                   Pioneer Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                               If the account is established in the
                                                                               shareholder's own name, shareholders may also
                                                                               redeem shares of the Fund by telephone or
                                                                               online.
------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

   Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though each Fund seeks to maintain a constant net asset value of $1.00, you could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

o  Interest rates go up, causing the value of the Fund's investments to decline
o The issuer of a security owned by the Fund may not be able to make timely payments because of a general economic downturn or increased governmental costs
o The adviser's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

   Pioneer Cash Reserves Fund may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent the Fund invests in issuers in countries with emerging markets or if the Fund invests significantly in one country. These risks may include:

o  Inadequate financial information
o  Smaller, less liquid and more volatile markets
o  Political and economic upheavals

   Pioneer Cash Reserves does not concentrate its investments in any industry. At times, more than 25% of the Pioneer Cash Reserves Fund's assets may be invested in the same market segment, such as financials. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation.

Past Performance

   Set forth below is performance information for each Fund. The bar charts show how each Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results. No Class Y shares of Pioneer Cash Reserves Fund are currently outstanding.

                AmSouth Prime Money Market Fund -- Class A Shares
                          Calendar Year Total Returns*

   [The following table was depicted as a bar chart in the printed material.]

1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
 5.5    4.84    4.98    4.88    4.49    5.73    3.46    0.98    0.39    0.60

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 1.48% for the quarter ended December 31, 2000, and the lowest quarterly return was 0.08% for the quarter ended December 31, 2003.

                  Pioneer Cash Reserves Fund -- Class A Shares
                          Calendar Year Total Returns*

   [The following table was depicted as a bar chart in the printed material.]

1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
5.17    4.65    4.78    4.84    4.23    5.53    3.32    1.15    0.26    0.45

* During the period shown in the bar chart, Pioneer Cash Reserves Fund's highest quarterly return was 1.48% for the quarter ended December 31, 2000, and the lowest quarterly return was 0.07% for the quarter ended June 30, 2004.

                         AmSouth Prime Money Market Fund
              Average Annual Total Returns as of December 31, 2004

---------------------------------------------------------------------------------------
                                                      1 Year      5 Years      10 Years
---------------------------------------------------------------------------------------
AmSouth Prime Money Market Fund, Class A Shares
---------------------------------------------------------------------------------------
Return Before Taxes(1)                                 0.60%        2.20%       3.56%
---------------------------------------------------------------------------------------
AmSouth Prime Money Market Fund, Class B Shares
---------------------------------------------------------------------------------------
Return Before Taxes(2)                                 0.45%        1.68%         N/A
---------------------------------------------------------------------------------------
AmSouth Prime Money Market Fund, Class I Shares
---------------------------------------------------------------------------------------
Return Before Taxes(3)                                 0.75%        2.35%       3.68%
---------------------------------------------------------------------------------------

(1) The return reported above assumes the reinvestment of dividends. Performance for the Class A shares, which were first offered on April 1, 1996, is based on the historical performance of the Class I shares prior to that date.

(2) The return reported above assumes the reinvestment of dividends, includes the applicable CDSC and assumes that Class B shareholders redeem all of their Fund shares at the end of the period indicated. Class B shares were first offered on June 15, 1998.

(3)  The return reported above assumes the reinvestment of dividends.

                           Pioneer Cash Reserves Fund
              Average Annual Total Returns as of December 31, 2004

---------------------------------------------------------------------------------------
                                                      1 Year      5 Years      10 Years
---------------------------------------------------------------------------------------
Pioneer Cash Reserves Fund, Class A shares
---------------------------------------------------------------------------------------
Return Before Taxes(1)                                 0.45%       2.12%        3.42%
---------------------------------------------------------------------------------------
Pioneer Cash Reserves Fund, Class B Shares
---------------------------------------------------------------------------------------
Return Before Taxes(2)                                 3.94%       1.49%         N/A
---------------------------------------------------------------------------------------
Pioneer Cash Reserves Fund, Class Y Shares(3)
---------------------------------------------------------------------------------------
90-day U.S. Treasury Bill                              1.38%       2.67%        3.88%
(reflects no deduction for taxes)
---------------------------------------------------------------------------------------

(1) Return before taxes assumes that you sell your Class A shares at the end of the period and that you reinvest all of your dividends and distributions.

(2) Return before taxes assumes that you sell your Class B shares at the end of the period and that you reinvest all of your dividends and distributions.

(3) Class Y shares were not outstanding prior to the closing of the Reorganization and consequently have no performance history. However, the performance record of the Class Y shares would be modestly higher than the performance of the Class A and Class B shares due to the lower expenses applicable to Class Y shares.

-----------------------------------------------------------------------------------
                                                                  7-Day Yield
                                                            As of December 31, 2004
-----------------------------------------------------------------------------------
AmSouth Prime Money Market Fund, Class A Shares                      1.47%
-----------------------------------------------------------------------------------
Pioneer Cash Reserves Fund, Class A shares                           1.12%
-----------------------------------------------------------------------------------
AmSouth Prime Money Market Fund, Class B Shares                      1.32%
-----------------------------------------------------------------------------------
Pioneer Cash Reserves Fund, Class B shares                           0.24%
-----------------------------------------------------------------------------------
AmSouth Prime Money Market Fund, Class I Shares                      1.62%
-----------------------------------------------------------------------------------

The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Prime Money Market Fund, the expenses of AmSouth Prime Money Market Fund for the period ended January 31, 2005 and (ii) for the Pioneer Cash Reserves Fund, the expenses of Pioneer Cash Reserves Fund for the period ended December 31, 2004. Future expenses for all share classes may be greater or less. Shareholders of AmSouth Treasury Reserve Money Market Fund are also being asked to approve the reorganization of their fund into Pioneer Cash Reserves Fund. The tables also show (1) the pro forma expenses of the combined Fund assuming the Reorganization occurred on December 31, 2004, and (2) the pro forma expenses of the combined Fund assuming the reorganization of AmSouth Treasury Reserve Money Market Fund into Pioneer Cash Reserves Fund also occurred December 31, 2004.

-------------------------------------------------------------------------------------------------------------------------
                                                                  Combined Fund
                      AmSouth                                       (including      AmSouth
Shareholder             Prime        Pioneer                         AmSouth         Prime        Pioneer
transaction             Money          Cash          Combined        Treasury        Money         Cash         Combined
 fees (paid            Market        Reserves          Fund          Reserve         Market      Reserves         Fund
  directly            Fund(1)          Fund        (Pro Forma)        Fund)         Fund(1)        Fund       (Pro Forma)
  from your                                                        (Pro Forma)
investment)           Class A        Class A          Class A         Class A       Class B       Class B       Class B
-------------------------------------------------------------------------------------------------------------------------
 Maximum sales           None           None            None            None          None          None          None
 charge (load)
  when you buy
  shares as a
 percentage of
 offering price
-------------------------------------------------------------------------------------------------------------------------
 Maximum deferred
   sales charge
   (load) as a
  percentage of
purchase price or        None           None            None            None         5.00%(2)        4.00%         4.00%
  the amount you
 receive when you
   sell shares,
whichever is less
-------------------------------------------------------------------------------------------------------------------------
 Redemption fees         None(3)        None            None            None          None(3)        None           None
-------------------------------------------------------------------------------------------------------------------------
   Annual fund
    operating
     expenses
  (deducted from
 fund assets) (as
  a % of average
   net assets)
-------------------------------------------------------------------------------------------------------------------------
  Management fee         0.40%         0.40%            0.40%          0.40%           0.40%         0.40%         0.40%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
   Shareholder          Combined      AmSouth     Combined      Combined
 transaction fees         Fund         Prime      Fund (Pro       Fund
  (paid directly       (including      Money       Forma)      (including
    from your           AmSouth       Market                    AmSouth
   investment)          Treasury      Fund(1)                   Treasury
                        Reserve                                 Reserve
                         Fund)                                   Fund)
                      (Pro Forma)                             (Pro Forma)
                        Class B       Class I    Class Y(8)    Class Y(8)
-------------------------------------------------------------------------
  Maximum sales           None          None        None         None
  charge (load)
   when you buy
   shares as a
  percentage of
  offering price
-------------------------------------------------------------------------
 Maximum deferred
   sales charge
   (load) as a
  percentage of
purchase price or         4.00%         None        None         None
  the amount you
 receive when you
   sell shares,
whichever is less
-------------------------------------------------------------------------
 Redemption fees          None          None(3)     None         None
-------------------------------------------------------------------------
   Annual fund
    operating
     expenses
  (deducted from
 fund assets) (as
  a % of average
   net assets)
-------------------------------------------------------------------------
  Management fee          0.40%         0.40%       0.40%        0.40%
-------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                  Combined Fund
                       AmSouth                                      (including      AmSouth
Shareholder              Prime       Pioneer                         AmSouth         Prime        Pioneer
transaction              Money         Cash          Combined        Treasury        Money         Cash         Combined
 fees (paid             Market       Reserves          Fund          Reserve         Market      Reserves         Fund
  directly             Fund(1)         Fund        (Pro Forma)        Fund)         Fund(1)        Fund       (Pro Forma)
  from your                                                        (Pro Forma)
investment)            Class A       Class A          Class A         Class A       Class B       Class B       Class B
-------------------------------------------------------------------------------------------------------------------------
 Distribution and        None          0.25%            0.15%          0.15%           0.75%         1.00%         1.00%
 service (12b-1)
       fee
-------------------------------------------------------------------------------------------------------------------------
  Other expenses         0.56%(4)      0.38%            0.18%          0.17%           0.86%(4)      0.41%         0.38%
-------------------------------------------------------------------------------------------------------------------------
    Total fund           0.96%         0.93%(5)         0.73%          0.72%           2.01%         1.81%(5)      1.78%
operating expenses
-------------------------------------------------------------------------------------------------------------------------
     Expense             0.16%          N/A(6)           N/A            N/A            1.06%          N/A(6)        N/A
  reimbursement/
    reduction
-------------------------------------------------------------------------------------------------------------------------
     Net fund            0.80%         0.93%            0.73%          0.72%           0.95%         1.81%         1.78%
operating expenses
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
   Shareholder          Combined      AmSouth     Combined      Combined
 transaction fees         Fund         Prime      Fund (Pro       Fund
  (paid directly       (including      Money       Forma)      (including
    from your           AmSouth       Market                    AmSouth
   investment)          Treasury      Fund(1)                   Treasury
                        Reserve                                 Reserve
                         Fund)                                   Fund)
                      (Pro Forma)                             (Pro Forma)
                        Class B       Class I    Class Y(8)    Class Y(8)
-------------------------------------------------------------------------
 Distribution and         1.00%         None        None         None
 service (12b-1)
       fee
-------------------------------------------------------------------------
  Other expenses          0.39%         0.46%(4)    0.06%(7)     0.06%(7)
-------------------------------------------------------------------------
    Total fund            1.79%         0.86%       0.46%        0.46%
operating expenses
-------------------------------------------------------------------------
     Expense               N/A          0.21%         N/A(6)       N/A(6)
  reimbursement/
    reduction
-------------------------------------------------------------------------
     Net fund             1.79%         0.65%       0.46%        0.46%
operating expenses
-------------------------------------------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) For former Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(3) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(4) Other expenses for your AmSouth Fund are being limited to 0.40% for Class A shares, 0.20% for Class B shares and 0.25% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(5) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(6) Pioneer has agreed to limit the Fund's expenses or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes for shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

(7) Other expenses for Class Y shares are estimated based on expenses that would have been incurred for the fiscal year ended December 31, 2004 had such shares been outstanding for the entire fiscal year.

(8) Class Y shares of Pioneer Cash Reserves Fund are being offered for the first time in connection with the Reorganization.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

---------------------------------------------------------------------------------------------------------
                                                                                         Combined Fund
                                                                                       (including AmSouth
                                                                                        Treasury Reserve
 Number of years you  AmSouth Prime Money  Pioneer Cash Reserves     Combined Fund     Money Market Fund)
   own your shares        Market Fund               Fund              (Pro Forma)          (Pro Forma)
---------------------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------------------
Year 1                        $98                   $95                   $645                $644
---------------------------------------------------------------------------------------------------------
Year 3                       $306                   $296                  $795                $792
---------------------------------------------------------------------------------------------------------
Year 5                       $531                   $515                  $958                $953
---------------------------------------------------------------------------------------------------------
Year 10                     $1,178                 $1,143                $1,429              $1,418
---------------------------------------------------------------------------------------------------------
Class B -- assuming redemption at end of period
---------------------------------------------------------------------------------------------------------
Year 1                       $704                   $584                  $581                $582
---------------------------------------------------------------------------------------------------------
Year 3                       $930                   $869                  $860                $863
---------------------------------------------------------------------------------------------------------
Year 5                      $1,283                 $1,080                $1,064              $1,070
---------------------------------------------------------------------------------------------------------
Year 10                     $2,066                 $1,895                $1,817              $1,823
---------------------------------------------------------------------------------------------------------
Class B -- assuming no redemption
---------------------------------------------------------------------------------------------------------
Year 1                       $204                   $184                  $181                $182
---------------------------------------------------------------------------------------------------------
Year 3                       $630                   $569                  $560                $563
---------------------------------------------------------------------------------------------------------
Year 5                      $1,083                  $980                  $964                $970
---------------------------------------------------------------------------------------------------------
Year 10                     $2,066                 $1,895                $1,817              $1,823
---------------------------------------------------------------------------------------------------------
                            Class I                                    Class Y
---------------------------------------------------------------------------------------------------------
Year 1                        $88                   N/A                   $47                  $47
---------------------------------------------------------------------------------------------------------
Year 3                       $274                   N/A                   $148                $148
---------------------------------------------------------------------------------------------------------
Year 5                       $477                   N/A                   $258                $258
---------------------------------------------------------------------------------------------------------
Year 10                      $1061                  N/A                   $579                $579
---------------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Prime Money Market Fund and its shareholders. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the historical investment performance of Pioneer Cash Reserves Fund is comparable to your AmSouth Fund's investment performance. For example, the one, five and ten year periods ended December 31, 2004, Class A shares of Pioneer Cash Reserves Fund had an average annual return of 0.45% (one year); 2.12% (five year); and 3.42% (ten year) compared to an average annual return of the Class A shares of your AmSouth Fund of 0.60% (one year); 2.20% (five year); and 3.56% (ten year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At December 31, 2004, Pioneer manages over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges.

     Fourth, Pioneer Cash Reserves Fund's management fee (0.40% of average daily net assets) is the same as the advisory fee of your AmSouth Fund (0.40% of average daily net assets). The gross expenses of each class of the Pioneer Fund, on both a historical and pro-forma basis, are lower than the gross expenses attributable to the corresponding class of your Fund. Expenses, net of limitations, on a pro forma basis for the Class A and Class Y shares of the Pioneer Fund are lower than the net expenses of the corresponding Class of your Fund. With respect to Class B shares, your Fund's historical net expenses are lower than the pro-forma expenses attributable to the Class B shares of the Pioneer Fund. The pro forma expenses of Class B shares net of limitations will increase 84 basis points. The lower net expenses on your AmSouth Fund are a result of voluntary expense limitations that may be discontinued at any time. AmSouth Bank and its affiliates have informed the trustees that they will discontinue their expense limitations in the future. The trustees considered the positive factors associated with the Reorganization, such as greater fund assets and potential for growth, to outweigh the negative factors, such as the increase in net expenses for the Class B shares. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduce per share expenses.

     Fifth, the substantially larger size of the combined Pioneer Cash Reserves Fund will offer greater opportunity for diversification of the investment portfolio, which should help to reduce risks.

     Sixth, the Class A, B and Y shares of Pioneer Cash Reserves Fund received in the Reorganization will provide AmSouth Prime Money Market Fund shareholders with exposure to substantially the same investment product as they currently have.

     Seventh, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bank will pay all costs of preparing and printing the AmSouth Funds' proxy statements and solicitation costs incurred by the AmSouth Funds in connection with the Reorganization. AAMI will otherwise be responsible for all costs and expenses of the AmSouth Funds in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005. The table also sets forth the pro forma capitalization of the combined Fund as of May 31, 2005, assuming the shareholders of AmSouth Treasury Reserve Money Market Fund approve the reorganization of their fund into Pioneer Cash Reserves Fund.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Pro Forma
                                                                                                                  Pioneer Cash
                                                                                                                  Reserves Fund
                                                                                                                   (including
                                                                                                                     AmSouth
                                                                AmSouth Prime    Pioneer Cash      Pro Forma        Treasury
                                                                 Money Market      Reserves       Pioneer Cash    Reserve Money
                                                                     Fund            Fund        Reserves Fund    Market Fund)
                                                                 May 31, 2005    May 31, 2005     May 31, 2005    May 31, 2005
--------------------------------------------------------------------------------------------------------------------------------
Total Net Assets (in thousands)                                    $627,598        $418,881        $1,047,479      $1,226,225
--------------------------------------------------------------------------------------------------------------------------------
     Class A shares ..........................................     $412,843        $212,426         $625,268        $698,111
--------------------------------------------------------------------------------------------------------------------------------
     Class B shares ..........................................      $3,150          $50,365         $53,515          $53,515
--------------------------------------------------------------------------------------------------------------------------------
     Class I/Y shares ........................................     $211,605           N/A           $211,605        $317,508
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
--------------------------------------------------------------------------------------------------------------------------------
     Class A shares ..........................................      $1.00            $1.00           $1.00            $1.00
--------------------------------------------------------------------------------------------------------------------------------
     Class B shares ..........................................      $1.00            $1.00           $1.00            $1.00
--------------------------------------------------------------------------------------------------------------------------------
     Class I/Y shares ........................................      $1.00             N/A            $1.00            $1.00
--------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding
--------------------------------------------------------------------------------------------------------------------------------
     Class A shares ..........................................   412,880,561      212,571,273     625,697,409      698,590,414
--------------------------------------------------------------------------------------------------------------------------------
     Class B shares ..........................................    3,149,507       50,321,650       53,468,483      53,468,483
--------------------------------------------------------------------------------------------------------------------------------
     Class I/Y shares ........................................   211,594,967          N/A         211,594,967      317,725,662
--------------------------------------------------------------------------------------------------------------------------------

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                    AmSouth Tax-Exempt Money Market Fund and
                       Pioneer Tax Free Money Market Fund

                                  PROPOSAL 1(v)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-1, because it contains details that are not in the summary.

     Each Fund is a money market fund that may invest in high quality short-term instruments that are exempt from regular federal income tax. Consequently, the policies and risks of each Fund are similar. A portion of the income from Pioneer Tax Free Money Market Fund may be a preference item for purposes of the federal alternative minimum tax. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

               Comparison of AmSouth Tax-Exempt Money Market Fund
                     to Pioneer Tax Free Money Market Fund

---------------------------------------------------------------------------------------------------------------------------
                             AmSouth Tax-Exempt Money Market Fund             Pioneer Tax Free Money Market Fund
---------------------------------------------------------------------------------------------------------------------------
Business                     A diversified series of AmSouth Funds, an        A diversified series of Pioneer Series Trust
                             open-end management investment company           II, an open-end management investment company
                             organized as a Massachusetts business trust.     organized as a Delaware statutory trust.
---------------------------------------------------------------------------------------------------------------------------
Net assets as of March 31,   $141.4 million                                   $34.8 million
2005
---------------------------------------------------------------------------------------------------------------------------
Investment advisers and      Investment Adviser:                              Investment Adviser:
portfolio managers           AAMI                                             Pioneer

                             Portfolio Manager:                               Portfolio Manager:
                             Day-to-day management of AmSouth Tax-Exempt      Day-to-day management of the Fund's portfolio
                             Money Market Fund's portfolio is the             is the responsibility of Kenneth J. Taubes.
                             responsibility of a team of AAMI's portfolio     Mr. Taubes joined Pioneer as a senior vice
                             managers, and no person is primarily             president in 1998 and has been an investment
                             responsible for making recommendations to the    professional since 1982.
                             team.
---------------------------------------------------------------------------------------------------------------------------
Investment objective         AmSouth Tax-Exempt Money Market Fund seeks to    Pioneer Tax Free Money Market Fund seeks as
                             provide investors with as high a level of        high a level of current income exempt from
                             current interest income exempt from federal      federal income tax as is consistent with a
                             income tax as is consistent with the             portfolio of high-quality, short-term
                             preservation of capital and relative             municipal obligations selected on the basis
                             stability of principal.                          of liquidity and preservation of capital.
---------------------------------------------------------------------------------------------------------------------------
Primary investments          AmSouth Tax-Exempt Money Market Fund under       The Pioneer Tax Free Money Market Fund seeks
                             normal market conditions will invest at least    to maintain a constant net asset value of
                             80% of the Fund's total assets in municipal      $1.00 per share by investing, under normal
                             securities and in securities of money market     circumstances, at least 80% of its assets in
                             mutual funds that invest primarily in            high-quality, money market securities that
                             obligations the interest on which is exempt      pay interest that is exempt from regular
                             from federal income tax.                         federal income tax. These investments include
                                                                              bonds, notes and other debt instruments
                             The Fund will invest only in those municipal     issued by or on behalf of states, counties,
                                                                              municipalities,
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                             AmSouth Tax-Exempt Money Market Fund             Pioneer Tax Free Money Market Fund
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
                             securities and other obligations that are        territories and possessions of the United
                             considered by AAMI to present minimal credit     States and the District of Columbia and their
                             risks. In addition, investments will be          authorities, political subdivisions, agencies
                             limited to those obligations that, at the        or instrumentalities. The Fund will not
                             time of purchase, (i) possess one of the two     invest in securities whose interest is
                             highest short-term ratings from an NRSRO in      subject to the alternative minimum tax for
                             the case of single-rated securities or (ii)      non-corporate taxpayers.
                             possess, in the case of multiple-rated
                             securities, one of the two highest short-term    The Fund may only invest in money market
                             ratings by at least two NRSROs; or (iii) do      instruments that are permissible investments
                             not possess a rating (i.e., are unrated) but     for a money market fund under the rules of
                             are determined by AAMI to be of comparable       the Securities and Exchange Commission. The
                             quality to the rated instruments eligible for    Fund invests exclusively in U.S. dollar
                             purchase by the Fund under the guidelines        denominated securities with a maximum
                             adopted by the Board.                            remaining maturity of 397 days and maintains
                                                                              a dollar-weighted average portfolio maturity
                             The Fund may invest up to 10% of its total       of 90 days or less. The Fund's investments
                             assets in the securities of money market         may have fixed, floating or variable interest
                             mutual funds that invest primarily in            rates.
                             obligations exempt from federal income tax.
---------------------------------------------------------------------------------------------------------------------------
Other investments            The Fund invests primarily in short-term         In selecting the Fund's portfolio, Pioneer
                             municipal securities that provide income that    complies with the rating, maturity and
                             is exempt from federal income tax and is not     diversification requirements applicable to
                             a tax preference item for purposes of the        money market funds. Within those limits,
                             federal alternative minimum tax. Short-term      Pioneer's assessment of broad economic
                             municipal securities are debt obligations,       factors that are expected to affect economic
                             such as bonds and notes, issued by states,       activity and interest rates influence its
                             territories, and possessions of the United       securities selection. Pioneer also employs
                             States and their political subdivisions,         due diligence and fundamental research, an
                             agencies, and instrumentalities, which           evaluation of the issuer based on its
                             generally have remaining maturities of one       financial statements and operations, to
                             year or less. Municipal securities purchased     assess an issuer's credit quality.
                             by the Fund may include rated and unrated
                             variable and floating rate tax-exempt notes
                             which may have a stated maturity in excess of
                             one year but which will be subject to a
                             demand feature permitting the Fund to demand
                             payment within a year.

                             When selecting securities for the Fund's portfolio, AAMI first considers safety of principal and the quality of an investment.
                             AAMI then focuses on generating a high level of income. AAMI generally evaluates investments based on interest rate sensitivity selecting those securities whose maturities fit the Fund's interest rate sensitivity target and which AAMI believes to be the best relative values.

                             The Fund will maintain an average weighted
                             portfolio maturity of 90 days or less and
                             will limit the maturity of each security in
                             its portfolio to 397 days or less.
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                             AmSouth Tax-Exempt Money Market Fund             Pioneer Tax Free Money Market Fund
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Other investments            The Fund may invest up to 20% of its total       The Fund may invest up to 20% of its net
                             assets in taxable obligations. Taxable           assets in U.S. dollar denominated securities
                             obligations may include obligations issued or    issued by non-U.S. entities, such as non-U.S.
                             guaranteed by the U.S. government, its           banks and corporate issuers.
                             agencies or instrumentalities (some of which
                             may be subject to repurchase agreements),        The Fund's investment in municipal securities
                             certificates of deposit and bankers'             whose issuers are located in the same state
                             acceptances of selected banks, and commercial    will not exceed 25% of the Fund's total
                             paper.                                           assets.

                                                                              The Fund invests in money market securities
                                                                              rated in one of the two highest rating
                                                                              categories for short-term debt by a
                                                                              nationally recognized statistical rating
                                                                              organization or, if unrated, determined to be
                                                                              of equivalent credit quality by Pioneer. If
                                                                              rating organizations differ in the rating
                                                                              assigned to a security, the Fund will only
                                                                              treat the security as having the higher
                                                                              rating if at least two rating organizations
                                                                              assigned that rating. If a rating
                                                                              organization downgrades the quality rating
                                                                              assigned to one or more of the Fund's
                                                                              portfolio securities, Pioneer will promptly
                                                                              reassess whether the downgraded security
                                                                              presents minimal credit risk to the Fund.
----------------------------------------------------------------------------------------------------------------------------
Diversification              Each Fund is subject to the diversification requirements applicable to money market funds under the Investment Company Act.
----------------------------------------------------------------------------------------------------------------------------
Industry concentration       AmSouth Tax-Exempt Money Market Fund may not     Pioneer Tax Free Money Market Fund may not
                             purchase any securities which would cause 25%    invest 25% or more of the value of its total
                             or more of the Fund's total assets at the        assets in any one industry, provided that
                             time of purchase to be invested in securities    this limitation does not apply to municipal
                             of one or more issuers conducting their          securities other than those municipal
                             principal business activities in the same        securities backed only by assets and revenues
                             industry. This Limitation shall not apply to     of non-governmental issuers. For purposes of
                             municipal securities; and for purposes of        applying the limitation set forth in this
                             this limitation, private activity bonds that     restriction, securities of the U.S.
                             are backed only by the assets and revenues of    government, its agencies, or
                             a non-governmental user shall not be deemed      instrumentalities, and securities backed by
                             to be municipal securities.                      the credit of a governmental entity are not
                                                                              considered to represent industries. However,
                                                                              obligations backed only by the assets and
                                                                              revenues of non-governmental issuers may for
                                                                              this purpose be deemed to be issued by such
                                                                              non-governmental issuers. Thus, the 25%
                                                                              limitation would apply to such obligations.
----------------------------------------------------------------------------------------------------------------------------
Restricted and illiquid      AmSouth Tax-Exempt Money Market Fund may not     Pioneer Tax Free Money Market Fund will not
securities                   invest more than 10% of its net assets in        invest more than 10% of its net assets in
                             securities that are restricted as to resale,     illiquid and other securities that are not
                             or for which no readily available market         readily marketable. Repurchase agreements
                             exists, including repurchase agreements          maturing in more than seven days will be
                             providing for settlement more than seven days    included for purposes of the foregoing limit.
                             after notice.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                             AmSouth Tax-Exempt Money Market Fund             Pioneer Tax Free Money Market Fund
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Borrowing                    AmSouth Tax-Exempt Money Market Fund may not     Pioneer Tax Free Money Market Fund may not
                             borrow money or issue senior securities,         borrow money, except on a temporary basis and
                             except the Fund may borrow from banks or         to the extent permitted by applicable law, as
                             enter into reverse repurchase agreements for     amended and interpreted or modified from time
                             temporary emergency purposes in amounts up to    to time by any regulatory authority having
                             33 1/3% of the value of its total assets at      jurisdiction. Under current regulatory
                             the time of such borrowing. The Fund will not    requirements, a fund may: (a) borrow from
                             purchase securities while borrowings             banks or through reverse repurchase
                             (including reverse repurchase agreements) in     agreements in an amount up to 33 1/3% of the
                             excess of 5% of its total assets are             fund's total assets (including the amount
                             outstanding. In addition, the Fund is            borrowed); (b) borrow up to an additional 5%
                             permitted to participate in a credit facility    of the fund's assets for temporary purposes;
                             whereby the Fund may directly lend to and        (c) obtain such short-term credits as are
                             borrow money from other AmSouth funds for        necessary for the clearance of portfolio
                             temporary purposes, provided that the loans      transactions; (d) purchase securities on
                             are made in accordance with an order of          margin to the extent permitted by applicable
                             exemption from the SEC and any conditions        law; and (e) engage in transactions in
                             thereto.                                         mortgage dollar rolls that are accounted for
                                                                              as financings. In the opinion of the SEC, the
                                                                              Fund's limitation on borrowing includes any
                                                                              pledge, mortgage or hypothecation of its
                                                                              assets.
----------------------------------------------------------------------------------------------------------------------------
Lending                      AmSouth Tax-Exempt Money Market Fund  may not    Pioneer Tax Free Money Market Fund may not
                             make loans, except that the Fund may purchase    make loans, except that the fund may (i) lend
                             or hold debt instruments in accordance with      portfolio securities in accordance with the
                             its investment objective and policies, lend      fund's investment policies, (ii) enter into
                             Fund securities in accordance with its           repurchase agreements, (iii) purchase all or
                             investment objective and policies and enter      a portion of an issue of publicly distributed
                             into repurchase agreements. In addition, the     debt securities, bank loan participation
                             Fund is permitted to participate in a credit     interests, bank certificates of deposit,
                             facility whereby the Fund may directly lend to   bankers' acceptances, debentures or other
                             and borrow money from other AmSouth Funds for    securities, whether or not the purchase is
                             temporary purposes, provided that the loans      made upon the original issuance of the
                             are made in accordance with an order of          securities, (iv) participate in a credit
                             exemption from the SEC and any conditions        facility whereby the fund may directly lend
                             thereto.                                         to and borrow money from other affiliated
                                                                              funds to the extent permitted under the 1940
                                                                              Act or an exemption therefrom, and (v) make
                                                                              loans in any other manner consistent with
                                                                              applicable law, as amended and interpreted or
                                                                              modified from time to time by any regulatory
                                                                              authority having jurisdiction.
----------------------------------------------------------------------------------------------------------------------------
Derivative instruments       AmSouth Tax-Exempt Money Market Fund may not     Pioneer Tax Free Money Market Fund may use
                             write or purchase call options                   futures and options on securities, indices
                                                                              and currencies, forward currency exchange
                                                                              contracts and other derivatives. The Fund
                                                                              does not use derivatives as a primary
                                                                              investment technique and generally limits
                                                                              their use to hedging. However, the Fund may
                                                                              use derivatives for a variety of
                                                                              non-principal purposes, including as a hedge
                                                                              against adverse changes in stock market
                                                                              prices, interest rates
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                             AmSouth Tax-Exempt Money Market Fund             Pioneer Tax Free Money Market Fund
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                              or currency exchange rates, as a substitute
                                                                              for purchasing or selling securities, and to
                                                                              increase the Fund's return as a non-hedging
                                                                              strategy that may be considered speculative.
----------------------------------------------------------------------------------------------------------------------------
Other investment policies    As described above, the Funds have substantially similar principal investment strategies
and restrictions             and policies. Certain of the non-principal investment policies and restrictions are different. For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
----------------------------------------------------------------------------------------------------------------------------
                                                       Buying, Selling and Exchanging Shares
----------------------------------------------------------------------------------------------------------------------------
Class A sales charges and    Class A shares are offered without sales         Class A shares are offered without sales
Rule 12b-1 fees              charges.                                         charges.

                             Class A shares pay a shareholder servicing fee   There is no contingent deferred sales charge
                             (non 12b-1) up to 0.25% of average daily net     ("CSDC"), except in certain circumstances when
                             assets.                                          the initial sales charge is waived. Class A
                                                                              shares are subject to distribution and service
                             AmSouth Tax-Exempt Money Market Fund does not    (12b-1) fees of up to 0.15% of average daily
                             offer Class B shares.                            net assets.
----------------------------------------------------------------------------------------------------------------------------
Class I and Class Y          AmSouth Tax-Exempt Money Market Fund does not    The Fund does not impose any initial,
sales charges and            impose any initial or contingent deferred        contingent deferred or asset based sales
Rule 12b-1 fees              sales charge on Class I shares are offered       charge on Class Y shares.
                             without sales charges.
                                                                              The distributor incurs the expenses of
                             The Fund may impose a shareholder servicing      distributing the Fund's Class Y shares, none
                             fee (non 12b-1) of up to 0.15% of average        of which are reimbursed by the Fund or the
                             daily net assets.                                Class Y shareowners.
----------------------------------------------------------------------------------------------------------------------------
Management and other fees    AmSouth Tax-Exempt Money Market Fund pays an     Pioneer Tax Free Money Market Fund pays
                             advisory fee on a monthly basis at an annual     Pioneer an annual fee equal to 0.40% of the
                             rate of 0.40% of the Fund's average daily net    Fund's average daily net assets. The fee is
                             assets.                                          computed daily and paid monthly.

                             ASO Services Company, Inc. ("ASO") serves as     Pioneer has agreed to limit the Fund's
                             administrator and fund accounting agent for      expenses or waive a portion of its management
                             the Fund. The Fund pays ASO an administrative    fee to maintain a net asset value of $1.000.
                             services fee of 0.15% of the Fund's average      Under certain circumstances, this limitation
                             daily net assets.                                may result in a 0.00% yield for one or more
                                                                              classes for shares. From time to time,
                             Other expenses of the Fund are being limited     Pioneer and its affiliates may limit the
                             to 0.12% for Class A shares. Any fee waiver      expenses of one or more classes for the
                             or expense reimbursement arrangement is          purpose of increasing its yield during the
                             voluntary and may be discontinued at any         period of the limitation. These expense
                             time.                                            limitation policies are voluntary and
                                                                              temporary and may be revised or terminated by
                             Other expenses of the Fund are being limited     Pioneer at any time without notice.
                             to 0.12% for Class I shares. Any fee waiver
                             or expense reimbursement arrangement is          For the fiscal year ended December 31, 2004,
                             voluntary and may be discontinued at any         the Fund's annual operating expenses for
                             time.                                            Class A shares were 0.94% of average daily

                             For the fiscal year ended July 31, 2004, the
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                             AmSouth Tax-Exempt Money Market Fund             Pioneer Tax Free Money Market Fund
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                             Fund's annual operating expenses for Class A     net assets.
                             shares, after giving effect to the expense
                             limitation were 0.52%, and without giving        Class Y shares of Pioneer Tax Free Money
                             effect to the expense limitation, were 0.89%     Market Fund are being offered for the first
                             of average daily net assets.                     time in connection with the Reorganization.

                             For the fiscal year ended July 31, 2004, the
                             Fund's annual operating expenses for Class I
                             shares, after giving effect to the expense
                             limitation were 0.52%, and without giving
                             effect to the expense limitation, were 0.79%
                             of average daily net assets.
----------------------------------------------------------------------------------------------------------------------------
Buying shares                You may buy shares of AmSouth Tax-Exempt Money   You may buy shares from any investment firm
                             Market Fund directly through BISYS Fund          that has a sales agreement with PFD, the
                             Services, the Fund's distributor, or through     Fund's distributor.
                             brokers, registered investment advisers, banks
                             and other financial institutions that have       If the account is established in the
                             entered into selling agreements with the         shareholder's own name, shareholders may also
                             Fund's distributor, as described in the Fund's   purchase additional shares of the Pioneer Fund
                             prospectus.                                      by telephone or online.

                             Certain account transactions may be done by
                             telephone.
----------------------------------------------------------------------------------------------------------------------------
Exchanging shares            You can exchange your shares in the Fund for     You may exchange your shares for shares of
                             shares of the same class of another AmSouth      the same class of another Pioneer mutual
                             fund, usually without paying additional sales    fund. Your exchange request must be for at
                             charges. You must meet the minimum investment    least $1,000. The Fund allows you to exchange
                             requirements for the Fund into which you are     your shares at net asset value without
                             exchanging. Exchanges from one fund to           charging you either an initial or contingent
                             another are taxable. Class A shares may be       deferred shares charge at the time of the
                             exchanged for Class I shares of the same Fund    exchange. Shares you acquire as part of an
                             or another AmSouth fund if you become            exchange will continue to be subject to any
                             eligible to purchase Class I shares. Class I     contingent deferred sales charge that applies
                             shares may be exchanged for Class A shares of    to the shares you originally purchased. When
                             the same fund. No transaction fees are           you ultimately sell your shares, the date of
                             currently charged for exchanges.                 your original purchase will determine your
                                                                              contingent deferred sales charge. An exchange
                                                                              generally is treated as a sale and a new
                                                                              purchase of shares for federal income tax
                                                                              purposes.

                                                                              After you establish an eligible fund account,
                                                                              you can exchange Fund shares by telephone or
                                                                              online.
----------------------------------------------------------------------------------------------------------------------------
Selling shares               Shares of each Fund are sold at the net asset value per share next calculated after the
                             Fund receives your request in good order.
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                             AmSouth Tax-Exempt Money Market Fund             Pioneer Tax Free Money Market Fund
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                             You may sell your shares by contacting the       Normally, your investment firm will send your
                             Fund directly in writing or by telephone or      request to sell shares to PIMSS. You can also
                             by contacting a financial intermediary as        sell your shares by contacting the Fund
                             described in the Fund's prospectus.              directly if your account is registered in
                                                                              your name.

                                                                              If the account is established in the
                                                                              shareholder's own name, shareholders may also
                                                                              redeem shares of the Fund by telephone or
                                                                              online.
----------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

   Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though each Fund seeks to maintain a $1 share price, you could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

   o Interest rates go up, causing the value of the Fund's investments to decline

   o New federal or state legislation adversely affects the tax-exempt status of securities held by the Fund or the financial ability of an issuer to repay financial obligations

   o The issuer of a security owned by the Fund may not be able to make timely payments because of a general economic downturn or increased governmental costs

   o The adviser's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

Past Performance

   Set forth below is performance information for each Fund. The bar charts show how each Fund's total return has varied from year to year for each full calendar year. The table shows average annual total return for each Fund over time for each class of shares compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. No Class Y shares of Pioneer Tax Exempt Money Market Fund are currently outstanding.


                 AmSouth Tax-Exempt Money Market Fund -- Class A
                          Calendar Year Total Returns*

   [The following table was depicted as a bar chart in the printed material.]

1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
3.44    2.95    3.1     2.89    2.72    3.35    1.91    0.64    0.34    0.58

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 0.91% for the quarter ended June 30, 1995, and the lowest quarterly return was 0.06% for the quarter ended September 30, 2003. Performance for Class A shares, which were first offered on April 1, 1996, is based on the historical performance of the Class I shares prior to that date.


              Pioneer Tax Free Money Market Fund -- Class A Shares
                          Calendar Year Total Returns*

   [The following table was depicted as a bar chart in the printed material.]

1995    1996    1997    1998    1999    2000    2001    2002    2003    2004
3.54    3.07    3.12    3.07    2.77    3.52    2.34    0.97    0.51    0.58

* During the period shown in the bar chart, Pioneer Tax Free Money Market Fund's highest quarterly return was 0.94% for the quarter ended June 30, 2000, and the lowest quarterly return was 0.09% for the quarter ended March 31, 2004.

   Pursuant to an agreement and plan of reorganization, Pioneer Tax Exempt Money Market Fund acquired all of the assets and those liabilities reflected in the net assets of Safeco Tax-Free Money Free Money Market Fund (the predecessor fund) on December 10, 2004. In the reorganization, the predecessor fund exchanged all of its assets for Investor Class shares of the Pioneer Fund. The predecessor fund offered an Investor Class and other classes of shares similar to the Fund's Class A, B and C shares. As a result of the reorganization, Pioneer Tax Exempt Money Market Fund is the accounting successor of the predecessor fund. The predecessor fund operated as a registered investment company like the Fund. The performance of each class of the Fund includes the performance of the predecessor fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges. If all the expenses of Pioneer Tax Exempt Money Market Fund were reflected, the performance would be lower. Since August 2, 2004, Pioneer has served as the predecessor fund's investment adviser. Safeco Asset Management, Inc. previously served as the predecessor fund's investment adviser. The Fund's Investor Class shares are not offered in the reorganization.

                      AmSouth Tax-Exempt Money Market Fund
              Average Annual Total Returns as of December 31, 2004

-------------------------------------------------------------------------------------------
                                                            1 Year     5 Years     10 Years
-------------------------------------------------------------------------------------------
AmSouth Tax-Exempt Money Market Fund, Class A Shares
-------------------------------------------------------------------------------------------
Return Before Taxes(1)                                       0.56%      1.35%       2.18%
-------------------------------------------------------------------------------------------
AmSouth Tax-Exempt Money Market Fund, Class I Shares
-------------------------------------------------------------------------------------------
Return Before Taxes(2)                                       0.56%      1.45%       2.27%
-------------------------------------------------------------------------------------------

(1) The return reported above assumes the reinvestment of dividends. Performance for Class A shares, which were first offered on April 1, 1996, is based on the historical performance of the Class I shares prior to that date

(2)  The return reported above assumes the reinvestment of dividends.

                       Pioneer Tax Free Money Market Fund
             Average Annual Total Returns as of December 31, 2004(1)

---------------------------------------------------------------------------------------------------
                                                            1 Year     5 Years     Since Inception
---------------------------------------------------------------------------------------------------
Pioneer Tax Free Money Market Fund, Class A shares
---------------------------------------------------------------------------------------------------
Return Before Taxes(2)                                       0.58%      1.58%       3.27% (9/18/84)
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                          0.38%      0.97%          2.04%
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of
Fund Shares                                                  0.38%      0.97%          2.04%
---------------------------------------------------------------------------------------------------
Lipper Tax-Exempt Money Market Average(3)                    0.67%      1.64%       3.30% (9/18/84)
(reflects no deduction for taxes)
---------------------------------------------------------------------------------------------------

(1) Rejects the inception dates of the predecessor fund. Inception of Class A shares was December 13, 2004(.)

(2) Return before taxes assumes that you sell your Class A shares at the end of the period and that you reinvest all of your dividends and distributions.

(3) The Lehman Brothers Municipal Bond Index, an unmanaged index that is a broad measure of the municipal bond market, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

The following table shows the tax effective yield of each Fund:

---------------------------------------------------------------------------------
                                                        7-Day Tax Effective Yield
                                                         As of December 31, 2004
---------------------------------------------------------------------------------
AmSouth Tax-Exempt Money Market Fund, Class A Shares              1.30%
---------------------------------------------------------------------------------
Pioneer Tax Free Money Market Fund, Class A Shares                1.28%
---------------------------------------------------------------------------------
AmSouth Tax-Exempt Money Market Fund, Class I Shares              1.30%
---------------------------------------------------------------------------------

   The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

The Funds' Fees and Expenses

   Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Tax-Exempt Money Market Fund, the expenses of AmSouth Tax-Exempt Money Market Fund for the period ended January 31, 2005 and (ii) for the Pioneer Tax Free Money Market Fund, the expenses of Pioneer Tax Free Money Market Fund for the period ended December 31, 2004. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Fund assuming the Reorganization occurred on December 31, 2004.

--------------------------------------------------------------------------------------------------------------
  Shareholder                      AmSouth          Pioneer                         AmSouth
transaction fees                 Tax-Exempt        Tax Free        Combined        Tax-Exempt       Combined
 (paid directly                 Money Market     Money Market         Fund        Money Market         Fund
   from your                      Fund (1)           Fund         (Pro Forma)       Fund (1)       (Pro Forma)
  investment)                     Class A          Class A          Class A         Class I        Class Y (7)
--------------------------------------------------------------------------------------------------------------
Maximum sales charge            None               None            None            None             None
(load) when you buy
shares as a percentage
of offering price
--------------------------------------------------------------------------------------------------------------
Maximum deferred sales
charge (load) as a
percentage of purchase
price or the amount             None               None            None            None             None
you receive when you
sell shares, whichever
is less
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
  Shareholder                      AmSouth          Pioneer                         AmSouth
transaction fees                 Tax-Exempt        Tax Free        Combined        Tax-Exempt       Combined
 (paid directly                 Money Market     Money Market         Fund        Money Market         Fund
   from your                      Fund (1)           Fund         (Pro Forma)       Fund (1)       (Pro Forma)
  investment)                     Class A          Class A          Class A         Class I        Class Y (7)
--------------------------------------------------------------------------------------------------------------
when you sell shares,
whichever is less
--------------------------------------------------------------------------------------------------------------
Redemption fees                   None(2)            None            None            None(2)          None
--------------------------------------------------------------------------------------------------------------
Annual fund operating
expenses (deducted
from fund assets) (as
a % of average net
assets)
--------------------------------------------------------------------------------------------------------------
Management fee                    0.40%              0.40%           0.40%           0.40%            0.40%
--------------------------------------------------------------------------------------------------------------
Distribution and                  None               0.15%           0.15%           None             None
service (12b-1) fee
--------------------------------------------------------------------------------------------------------------
Other expenses                   0.57%(3)            0.62%(4)        0.11%           0.45%(5)         0.11%
--------------------------------------------------------------------------------------------------------------
Total fund operating             0.97%               1.17%(6)        0.66%           0.85%(6)         0.51%(6)
expenses
--------------------------------------------------------------------------------------------------------------
Expense                          0.38%               0.23%           0.00%           0.25%            0.00%
reimbursement/reduction
--------------------------------------------------------------------------------------------------------------
Net fund operating               0.59%               0.94%           0.66%           0.60%            0.51%
expenses
--------------------------------------------------------------------------------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(3) Other expenses for your AmSouth Fund are being limited to 0.12% for Class A shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(4) Other expenses for the Pioneer Fund are based on estimated amounts for the current fiscal year.

(5) Other expenses for your AmSouth Fund are being limited to 0.19% for Class A shares and 0.20% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(7) Class Y shares of Pioneer Tax Free Money Market Fund are being offered for the first time in connection with the Reorganization.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

-----------------------------------------------------------------------------------------------------
 Number of years you    AmSouth Tax-Exempt Money    Pioneer Tax Free Money Market       Combined Fund
   own your shares             Market Fund                       Fund                    (Pro Forma)
-----------------------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------------------
Year 1                             $99                           $89                        $639
-----------------------------------------------------------------------------------------------------
Year 3                            $309                           $278                       $774
-----------------------------------------------------------------------------------------------------
Year 5                            $536                           $482                       $922
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Year 10                          $1,190                         $1,073                     $1,350
-----------------------------------------------------------------------------------------------------
                                 Class I                                    Class Y
-----------------------------------------------------------------------------------------------------
Year 1                             $87                           N/A                         $52
-----------------------------------------------------------------------------------------------------
Year 3                            $271                           N/A                        $164
-----------------------------------------------------------------------------------------------------
Year 5                            $471                           N/A                        $285
-----------------------------------------------------------------------------------------------------
Year 10                           $1049                          N/A                        $640
-----------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Tax-Exempt Money Market Fund and its shareholders. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the long-term historical investment performance of Pioneer Tax Free Money Market Fund is superior to your AmSouth Fund's investment performance. For the one and five year periods ended December 31, 2004, Class A shares of Pioneer Tax Free Money Market Fund had an average annual return of 0.47% (one year) and 6.99% (five year), compared to an average annual return of the Class A shares of your AmSouth Fund of 0.56% (one year) and 1.35% (five year), respectively, during the same period. In addition, the Trustees considered the track record of Pioneer in managing equity and fixed income mutual funds.

     Third, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges.

     Fourth, Pioneer Tax Free Money Market Fund's management fee (0.40% of average daily net assets) is the same as the advisory fee of your AmSouth Fund (0.40% of average daily net assets). The historical expenses attributable to the Class A shares of the Pioneer Fund are higher than your Fund's Class A shares, on both a gross and net basis. On a pro forma basis, the gross expenses of the Pioneer Fund attributable to Class A expenses are estimated to be lower than your Fund's gross expenses; however, your Fund's net expenses attributable to Class A expenses are estimated to be lower than the pro forma net expenses attributable to Class A shares. However, AAMI has advised your Trustees that it will discontinue the expense limitation in the future. With respect to Class Y shares, the pro forma gross and net expenses of the Pioneer Fund are lower than the gross and net expenses of the Class I shares of your Fund. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduced per share expenses.

     Fifth the Class A shares of Pioneer Tax Free Money Market Fund received in the Reorganization will provide AmSouth Tax-Exempt Money Market Fund shareholders with exposure to substantially the same investment product as they currently have.

     Sixth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bank will pay all costs of preparing and printing the AmSouth Funds' proxy statements and solicitation costs incurred by the AmSouth Funds in connection with the Reorganization. AAMI will otherwise be responsible of all costs and expenses of the AmSouth Funds in connection with the Reorganization.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

--------------------------------------------------------------------------------------------------------------
                                                                   AmSouth        Pioneer Tax      Pro Forma
                                                                  Tax-Exempt      Free Money      Pioneer Tax
                                                                 Money Market       Market         Free Money
                                                                     Fund            Fund         Market Fund
                                                                 May 31, 2005    May 31, 2005     May 31, 2005
--------------------------------------------------------------------------------------------------------------
Total Net Assets (in thousands)                                    $142,574         $33,656         $176,230
--------------------------------------------------------------------------------------------------------------
     Class A shares ..........................................     $31,543          $1,165          $32,707
--------------------------------------------------------------------------------------------------------------
     Class B shares ..........................................       N/A              N/A             N/A
--------------------------------------------------------------------------------------------------------------
     Class I/Y shares ........................................     $111,031           N/A           $111,031
--------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
--------------------------------------------------------------------------------------------------------------
     Class A shares ..........................................      $1.00            $1.00           $1.00
--------------------------------------------------------------------------------------------------------------
     Class B shares ..........................................       N/A              N/A             N/A
--------------------------------------------------------------------------------------------------------------
     Class I/Y shares ........................................      $1.00             N/A            $1.00
--------------------------------------------------------------------------------------------------------------
Shares Outstanding
--------------------------------------------------------------------------------------------------------------
     Class A shares ..........................................    31,604,005       1,164,667       32,707,656
--------------------------------------------------------------------------------------------------------------
     Class B shares ..........................................       N/A              N/A             N/A
--------------------------------------------------------------------------------------------------------------
     Class I/Y shares ........................................   111,276,485          N/A         111,276,485
--------------------------------------------------------------------------------------------------------------

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

          AmSouth Institutional Prime Obligations Money Market Fund and
                     Pioneer Institutional Money Market Fund

                                  PROPOSAL 1(w)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

   The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as EXHIBIT A-2, because it contains details that are not in the summary.

   Each Fund is a money market fund that may invest in high quality short-term instruments. Consequently, the policies and risks of each Fund are similar. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

     Comparison of AmSouth Institutional Prime Obligations Money Market Fund
                   to Pioneer Institutional Money Market Fund

---------------------------------------------------------------------------------------------------------------------------------
                          AmSouth Institutional Prime Obligations
                                   Money Market Fund                            Pioneer Institutional Money Market Fund
---------------------------------------------------------------------------------------------------------------------------------
Business               A diversified series of AmSouth Funds, an open-end A
                       newly created diversified series of Pioneer management
                       investment company organized as a Series Trust IV, an
                       open-end management investment Massachusetts business
                       trust. company organized as a Delaware statutory trust.
---------------------------------------------------------------------------------------------------------------------------------
Net assets as of       $ 379.2 million                                          None.  Pioneer Institutional Money Market Fund is
March 31, 2005                                                                  newly created and does not expect to commence
                                                                                investment operations until the Reorganization
                                                                                occurs.
---------------------------------------------------------------------------------------------------------------------------------
Investment advisers    Investment Adviser:                                      Investment Adviser:
and portfolio          AAMI                                                     Pioneer
managers
                       Portfolio Manager:                                       Portfolio Manager:
                       Day-to-day management of AmSouth Institutional Prime     Day-to-day management of the Fund's portfolio
                       Obligations Money Market Fund is the responsibility      is the responsibility of Andrew Feltus. Mr.
                       of a team of AAMI's portfolio managers, and no           Feltus is supported by the fixed income team.
                       person is primarily responsible for making               Members of this team manage other Pioneer
                       recommendations to the team.                             funds investing primarily in fixed income
                                                                                securities. The portfolio manager and the
                                                                                team also may draw upon the research and
                                                                                investment management expertise of the global
                                                                                research team, which provides fundamental
                                                                                research on companies and includes members
                                                                                from Pioneer's affiliate, Pioneer Investment
                                                                                Management Limited. Mr. Feltus, a vice
                                                                                president, joined Pioneer in 1994 and has
                                                                                been an investment professional for more than
                                                                                10 years.
---------------------------------------------------------------------------------------------------------------------------------
Investment objective   Each Fund seeks high current income with preservation of capital and liquidity.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                          AmSouth Institutional Prime Obligations
                                   Money Market Fund                            Pioneer Institutional Money Market Fund
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Primary investments    The AmSouth Fund invests only in U.S.                    The Fund seeks to maintain a constant net asset
                       dollar-denominated, "high-quality" short-term debt       value of $1.00 per share by investing in
                       securities, including obligations issued or              high-quality, U.S. dollar denominated money market
                       guaranteed by the U.S. government, its agencies or       securities, including those issued by:
                       instrumentalities, certificates of deposit, time         o  U.S. and foreign banks
                       deposits, bankers' acceptances and other                 o  U.S. and foreign corporate issuers
                       short-term securities issued by domestic or              o  The U.S. government and its agencies and
                       foreign banks or their subsidiaries or branches,            instrumentalities
                       domestic and foreign commercial paper and other          o  Foreign governments
                       short-term corporate debt obligations, including         o  Multinational organizations such as the
                       those with floating or variable rates of interest,          World Bank
                       obligations issued or guaranteed by one or more
                       foreign governments or their agencies or
                       instrumentalities, including obligations of
                       supranational entities, asset-backed securities,
                       and repurchase agreements collateralized by the
                       types of securities listed above.
---------------------------------------------------------------------------------------------------------------------------------
Investment strategies  When selecting securities for the Fund's                 The Fund may invest more than 25% of its
                       portfolio, AAMI first considers safety of                total assets in U.S. government securities
                       principal and the quality of an investment. AAMI         and obligations of U.S. banks. The Fund may
                       then focuses on generating a high level of income.       invest in any money market instrument that is
                       AAMI generally evaluates investments based on            a permissible investment for a money market
                       interest rate sensitivity selecting those                fund under the rules of the Securities and
                       securities whose maturities fit the Fund's               Exchange Commission, including commercial
                       interest rate sensitivity target and which the           paper, certificates of deposit, time
                       adviser believes to be the best relative values.         deposits, bankers' acceptances,
                       The Fund will maintain an average weighted               mortgage-backed and asset-backed securities,
                       portfolio maturity of 90 days or less and will           repurchase agreements, municipal obligations
                       limit the maturity of each security in its               and other short-term debt securities.
                       portfolio to 397 days or less.
                                                                                The Fund invests in U.S. government
                       The Fund invests in securities issued by: (i)            obligations and money market securities rated
                       FNMA, FHLMC, SLMA and the FHLBs,                         in one of the two highest rating categories
                       which are supported by the right of the issuer to        for short-term debt by a nationally
                       borrow from the U.S. Treasury; and (ii) FFCBs            recognized statistical rating organization
                       which is supported only by the credit of the             or, if unrated, determined to be of
                       issuer. The Fund also invests in mortgage-related        equivalent credit quality by Pioneer. If
                       securities issued by nongovernmental entities            rating organizations differ in the rating
                       which are rated, at the time of purchase, in one         assigned to a security, the Fund will only
                       of the four highest rating categories by an NRSRO        treat the security as having the higher
                       or, if unrated, determined by its Advisor to be of       rating if at least two rating organizations
                       comparable quality.  "High-quality" debt                 assigned that rating. If a rating
                       securities are those obligations which, at the           organization downgrades the quality rating
                       time of purchase, (i) possess the highest                assigned to one or more of the Fund's
                       short-term rating from at least two NRSROs (for          portfolio securities, Pioneer will promptly
                       example,                                                 reassess whether the downgraded security
                       commercial paper rated "A-1" by S&P, and "P-1" by        presents minimal credit risk to the Fund.
                       Moody's Investors Service, Inc.
                       ("Moody's")) or one NRSRO if only rated by one           The Fund invests exclusively in securities
                       NRSRO or (ii) if unrated, are determined by AAMI         with a maximum remaining maturity of 397 days
                       to be of comparable quality.                             and maintains a dollar-weighted average
                                                                                portfolio maturity of 90 days or less. The
                                                                                Fund's investments may have fixed, floating
                                                                                or variable interest rates.

                                                                                At times, more than 25% of the Fund's assets
                                                                                may be invested in the same market segment,
                                                                                such as
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                          AmSouth Institutional Prime Obligations
                                   Money Market Fund                            Pioneer Institutional Money Market Fund
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                                financials. To the extent the Fund emphasizes
                                                                                investments in a market segment, the Fund
                                                                                will be subject to a greater degree to the
                                                                                risks particular to the industries in that
                                                                                segment, and may experience greater market
                                                                                fluctuation, than a Fund without the same
                                                                                focus. For example, industries in the
                                                                                financial segment, such as banks, insurance
                                                                                companies, broker-dealers and REITs, may be
                                                                                sensitive to changes in interest rates and
                                                                                general economic activity and are subject to
                                                                                extensive government regulation.

                                                                                In selecting the Fund's portfolio, Pioneer
                                                                                complies with the rating, maturity and
                                                                                diversification requirements applicable to
                                                                                money market funds. Within those limits,
                                                                                Pioneer's assessment of broad economic
                                                                                factors that are expected to affect economic
                                                                                activity and interest rates influence its
                                                                                securities selection. Pioneer also employs
                                                                                due diligence and fundamental research, an
                                                                                evaluation of the issuer based on its
                                                                                financial statements and operations, to
                                                                                assess an issuer's credit quality.
---------------------------------------------------------------------------------------------------------------------------------
Temporary defensive                                                             Pioneer Cash Reserves Fund may invest all or part
strategies                                                                      of its assets in securities with remaining
                                                                                maturities of less than one year, cash
                                                                                equivalents or may hold cash.
---------------------------------------------------------------------------------------------------------------------------------
Diversification        Each Fund is subject to the diversification requirements applicable to money market funds under the Investment Company Act.
---------------------------------------------------------------------------------------------------------------------------------
Industry               AmSouth Institutional Prime Obligations Money        Pioneer Institutional Money Market Fund may not
concentration          Market Fund may not purchase any securities which    concentrate its investments in a particular
                       would cause more than 25% of the value of the        industry.  The Fund would be concentrating if it
                       Fund's total assets at the time of purchase to be    invested more than 25% of its assets in the
                       invested in securities of one or more issuers        securities of issuers within the same industry.
                       conducting their principal business activities in
                       the same industry, provided that (a) there is no
                       limitation with respect to obligations issued or
                       guaranteed by the U.S. government or its agencies
                       or instrumentalities, bank certificates of deposit
                       or bankers' acceptances issued by a domestic bank
                       or by a U.S. branch of a foreign bank provided
                       that such U.S. branch is subject to the same
                       regulation as U.S. banks, and repurchase
                       agreements secured by bank instruments or
                       obligations of the U.S. government or its agencies
                       or instrumentalities; (b) wholly owned finance
                       companies will be considered to be in the
                       industries of their parents if their activities
                       are primarily related to financing the activities
                       of their parents; and (c) utilities  will be
                       divided according to their services. For example,
                       gas, gas transmission, electric and gas, electric,
                       and telephone will each be considered a separate
                       industry.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                          AmSouth Institutional Prime Obligations
                                   Money Market Fund                            Pioneer Institutional Money Market Fund
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                       gas, gas transmission, electric and gas,
                       electric, and telephone will each be
                       considered a separate industry.
---------------------------------------------------------------------------------------------------------------------------------
Restricted and         AmSouth Institutional Prime Obligations Money            Pioneer Institutional Money Market Fund will
illiquid securities    Market Fund may not invest more than 10% of              not invest more than 10% of its net assets in
                       its net assets in securities that are                    illiquid and other securities that are not
                       restricted as to resale, or for which no                 readily marketable. Repurchase agreements
                       readily available market exists, including               maturing in more than seven days will be
                       repurchase agreements providing for                      included for purposes of the foregoing limit.
                       settlement more than seven days after notice.
---------------------------------------------------------------------------------------------------------------------------------
Borrowing              AmSouth Institutional Prime Obligations Money            Pioneer Institutional Money Market Fund may not
                       Market Fund may not borrow money or issue senior         borrow money, except from banks for extraordinary
                       securities, except the Fund may borrow from banks        purposes or to meet redemptions in amounts not
                       or enter into reverse repurchase agreements for          exceeding 33 1/3% of its total assets (including
                       temporary emergency purposes in amounts up to 33         the amount borrowed).
                       1/3% of the value of its total assets at the time
                       of such borrowing. The Fund will not purchase
                       securities while borrowings (including reverse
                       repurchase agreements) in excess of 5% of its
                       total assets are outstanding.  In addition, the
                       Fund is permitted to participate in a credit
                       facility whereby the Fund may directly lend to and
                       borrow money from other AmSouth funds for
                       temporary purposes, provided that the loans are
                       made in accordance with an order of exemption from
                       the SEC and any conditions thereto.
---------------------------------------------------------------------------------------------------------------------------------
Lending                AmSouth Institutional Prime Obligations Money            Pioneer Institutional Money Market Fund may not
                       Market Fund may not make loans, except that the          make loans to any person, except by (a) the
                       Fund may purchase or hold debt instruments in            purchase of a debt obligation in which the Fund is
                       accordance with its investment objective and             permitted to invest and (b) engaging in repurchase
                       policies, lend Fund securities in accordance with        agreements.
                       its investment objective and policies and enter
                       into repurchase agreements. In addition, the Fund
                       is permitted to participate in a credit facility
                       whereby the Fund may directly lend to and borrow
                       money from other AmSouth funds for temporary
                       purposes, provided that the loans are made in
                       accordance with an order of exemption from the SEC
                       and any conditions thereto.
---------------------------------------------------------------------------------------------------------------------------------
Other investment       As described above, the Funds have substantially similar principal investment strategies and policies.
policies and           Certain of the non-principal investment policies and restrictions are different.  For a more complete
restrictions           discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
---------------------------------------------------------------------------------------------------------------------------------
                                                         Buying, Selling and Exchanging Shares
---------------------------------------------------------------------------------------------------------------------------------
Institutional Class 1  Institutional Class 1 shares are offered                 Institutional Class 1 shares are offered
 shares and Rule       without sales charges or distribution or                 without sales charges or distribution or
12b-1 fees             service (12b-1) fees. The minimum initial                service (12b-1) fees. The minimum initial
                       investment for all Institutional Class 1                 investment for all Institutional Class 1
                       share purchases by a                                     share purchases by a shareholder is $3
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                          AmSouth Institutional Prime Obligations
                                   Money Market Fund                            Pioneer Institutional Money Market Fund
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                       shareholder is $3 million. If the value of               million.
                       Institutional Class 1 shares in your account
                       falls below $3 million, the Fund may ask you
                       to increase your balance. If it is still
                       below $3 million after 60 days, the Fund may
                       convert, at net asset value, your
                       Institutional Class 1 shares to Institutional
                       Class 2 shares.

                       Institutional Class 1 shares are offered only
                       to customers of AmSouth Bank for whom AmSouth
                       Bank acts as in a fiduciary, advisory,
                       custodial, agency, or similarly capacity, and
                       fiduciary customers of other financial
                       institutions approved by the Distributor
                       (Sweep Program Participant(s)).
---------------------------------------------------------------------------------------------------------------------------------
Institutional Class    Institutional Class 2 shares are offered                 Institutional Class 2 shares are offered
2 shares and Rule      without sales charges.                                   without an initial sales charge.
12b-1 fees
                       Institutional Class 2 shares pay distribution            Institutional Class 2 shares pay distribution
                       and service (12b-1) fees of 0.25% of average             and service (12b-1) fees of 0.25% of average
                       daily net assets.                                        daily net assets.

                       The minimum initial investment for all                   The minimum initial investment for all
                       Institutional Class 2 share purchases by a               Institutional Class 2 share purchases by a
                       shareholder is $500,000.                                 shareholder is $500,000.
---------------------------------------------------------------------------------------------------------------------------------
Institutional Class    Institutional Class 3 shares are offered                 Institutional Class 3 shares are offered
3 shares and Rule      without sales charges.                                   without sales charges.
12b-1 fees
                       Institutional Class 3 shares pay distribution            Institutional Class 3 shares pay distribution
                       and service (12b-1) fees of 0.50% of average             and service (12b-1) fees of 0.50% of average
                       daily net assets.                                        daily net assets.

                       The minimum initial investment for all                   The minimum initial investment for all
                       Institutional Class 3 share purchases by a               Institutional Class 3 share purchases by a
                       shareholder is $50,000.                                  shareholder is $50,000.
---------------------------------------------------------------------------------------------------------------------------------
Management and         AmSouth Institutional Prime Obligations Money            Pioneer Institutional Money Market Fund will
other fees             Market Fund pays a management fee on a                   pay Pioneer an annual fee equal to 0.20% of
                       monthly basis at an annual rate of 0.20% of              the Fund's average daily net assets. This fee
                       the Fund's average daily net assets.                     is computed daily and paid monthly.

                       ASO Services Company, Inc. ("ASO") serves as             Institutional Class 1, Institutional Class 2
                       administrator and fund accounting agent for              and Institutional Class 3 shares will be
                       the Fund. The Fund pays ASO an administrative            issued for the first time in connection with
                       services fee of 0.15% of the Fund's average              the Reorganization.
                       daily net assets.
                                                                                In addition, the Fund will reimburse Pioneer
                       Other expenses of the Fund are being limited             for certain fund accounting and legal
                       to 0.04% for each Institutional Class 1,                 expenses incurred on behalf of the Fund and
                       Institutional Class 2 and Institutional Class            pay a separate shareholder servicing/transfer
                       3 share. Any fee waiver or expense                       agency fee to PIMSS, an affiliate of Pioneer.
                       reimbursement arrangement is
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                          AmSouth Institutional Prime Obligations
                                   Money Market Fund                            Pioneer Institutional Money Market Fund
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                       voluntary and may be discontinued at any                 The Fund's annual fund operating expenses for
                       time.                                                    Class 1 shares, after giving effect to the
                                                                                expense limitation, are estimated to be
                       For the fiscal year ended July 31, 2004, the             0.25%, and without giving effect to the
                       Fund's annual operating expenses for                     expense limitation are estimated to be 0.28%
                       Institutional Class 1 shares, after giving               of average daily net assets.
                       effect to the expense limitation were 0.25%,
                       and without giving effect to the expense                 The Fund's annual fund operating expenses for
                       limitation, were 0.41% of average daily net              Class 2 shares, after giving effect to the
                       assets.                                                  expense limitation, are estimated to be
                                                                                0.50%, and without giving effect to the
                       For the fiscal year ended July 31, 2004, the             expense limitation are estimated to be 0.53%
                       Fund's annual operating expenses for                     of average daily net assets.
                       Institutional Class 2 shares, after giving
                       effect to the expense limitation were 0.50%,             The Fund's annual fund operating expenses for
                       and without giving effect to the expense                 Class 3 shares, after giving effect to the
                       limitation, were 0.66% of average daily net              expense limitation, are estimated to be
                       assets.                                                  0.75%, and without giving effect to the
                                                                                expense limitation are estimated to be 0.78%
                       For the fiscal year ended July 31, 2004, the             of average daily net assets.
                       Fund's annual operating expenses for
                       Institutional Class 3 shares, after giving
                       effect to the expense limitation were 0.75%,
                       and without giving effect to the expense
                       limitation, were 0.91% of average daily net
                       assets.
---------------------------------------------------------------------------------------------------------------------------------
Buying shares          You may buy shares of AmSouth Institutional              You may buy shares from any investment firm
                       Prime Obligations Money Market Fund directly             that has a sales agreement with PFD, the
                       through BISYS Fund Services, the Fund's                  Fund's distributor.
                       distributor, or through brokers, registered
                       investment advisers, banks and other                     If the account is established in the
                       financial institutions that have entered into            shareholder's own name, shareholders may also
                       selling agreements with the Fund's                       purchase additional shares of the Fund by
                       distributor, as described in the Fund's                  telephone or online.
                       prospectus.

                       Certain account transactions may be done by
                       telephone.
---------------------------------------------------------------------------------------------------------------------------------
Exchanging  shares     You may not exchange your shares in the                  You may not exchange your shares in the
                       AmSouth Fund for shares of another AmSouth               Pioneer Fund for shares of another Pioneer
                       fund.                                                    Fund.
---------------------------------------------------------------------------------------------------------------------------------
Selling shares         Shares of each Fund are sold at the net asset value per share next calculated after the Fund receives your request in good order.
---------------------------------------------------------------------------------------------------------------------------------
                       You may sell your shares by contacting the               Normally, your investment firm will send your
                       Fund directly in writing or by telephone or              request to sell shares to PIMSS. You can also
                       by contacting a financial intermediary as                sell your shares by contacting the Fund
                       described in the Fund's prospectus.                      directly if your account is registered in
                                                                                your name.

                                                                                If the account is established in the
                                                                                shareholder's own name, shareholders may also
                                                                                redeem shares of the Fund by telephone or
                                                                                online.
---------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

   Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. Even though each Fund seeks to maintain a $1 share price, you could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

   o Interest rates go up, causing the value of the Fund's investments to decline

   o The issuer of a security owned by the Fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded

   o The adviser's judgment about the credit quality, attractiveness or relative value of a particular security proves to be incorrect

Past Performance

   Set forth below is performance information for AmSouth Institutional Prime Obligations Money Market Fund. The bar charts show how AmSouth Institutional Prime Obligations Money Market Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return for AmSouth Institutional Prime Obligations Money Market Fund over time for each class of shares compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in AmSouth Institutional Prime Obligations Money Market Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. Pioneer Institutional Money Market Fund has not commenced investment operations.

Safeco Money Market Fund will not concentrate its assets in the securities of issuers in any one industry except with respect to investments in obligations of
(a) the U.S. government, its agencies, authorities or instrumentalities and (b) domestic banks, purchase any security if, as a result (i) more than 5% of the assets of the Fund would be in the securities of any one issuer, or (ii) more than 25% of its assets would be in a particular industry.


   AmSouth Institutional Prime Obligations Money Market Fund -- Institutional
                  Class I Shares Calendar Year Total Returns*

1999    2000    2001    2002    2003    2004
5.07    6.33    3.99    1.53    0.95    1.16

* The returns reported above assume the reinvestment of dividends. During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 1.63% for the quarter ended September 30, 2000, and the lowest quarterly return was 0.21% for the quarter ended December 31, 2003. The returns for Institutional Class 2 shares and Institutional Class 3 shares will differ from the Institutional Class 1 shares returns shown on the bar chart above because of differences in the expenses of each class.

          AmSouth Institutional Prime Obligations Money Market Fund(1)
              Average Annual Total Returns as of December 31, 2004

--------------------------------------------------------------------------------
                                          1 Year     5 Years    Since Inception
                                                                    (9/15/98)
--------------------------------------------------------------------------------
Institutional Class 1 Shares               1.16%       2.76%          2.23%
--------------------------------------------------------------------------------
Institutional Class 2 Shares(2)            0.91%       2.51%          2.98%
--------------------------------------------------------------------------------
Institutional Class 3 Shares(2)            0.67%       2.25%          2.72%
--------------------------------------------------------------------------------

(1)  The returns reported above assume the reinvestment of dividends.

(2) Performance for the Institutional Class 2 and Institutional Class 3 shares, which were first offered on 2/19/99 and 2/22/99, respectively, is based on the historical performance of the Institutional Class 1 shares prior to that date.

------------------------------------------------------------------------------
                                                             7-Day Yield
                                                       As of December 31, 2004
------------------------------------------------------------------------------
AmSouth Institutional Prime Obligations Money Market Fund
------------------------------------------------------------------------------
        Institutional Class 1 Shares                           2.04%
------------------------------------------------------------------------------
        Institutional Class 2 Shares                           1.78%
------------------------------------------------------------------------------
        Institutional Class 3 Shares                           1.54%
------------------------------------------------------------------------------

The most recent portfolio manager's discussion of AmSouth Institutional Prime Obligations Money Market Fund's performance is attached as Exhibit C.

The Funds' Fees and Expenses

   Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the table appearing below are based on (i) for the AmSouth Institutional Prime Obligations Money Market Fund, the expenses of AmSouth Institutional Prime Obligations Money Market Fund for the period ended January 31, 2005, and (ii) for the Pioneer Institutional Money Market Fund, the estimated pro forma annual expenses for the period ended May 31, 2005.

-------------------------------------------------------------------------------------------------------------------------------
                      AmSouth           Pro Forma           AmSouth                              AmSouth
                   Institutional         Pioneer        Institutional         Pro Forma       Institutional         Pro Forma
Shareholder            Prime          Institutional          Prime             Pioneer            Prime              Pioneer
transaction         Obligations        Money Market       Obligations       Institutional      Obligations        Institutional
fees (paid         Money Market            Fund          Money Market     Money Market Fund    Money Market     Money Market Fund
directly from         Fund(1)                               Fund(1)                              Fund(1)
your               Institutional      Institutional     Institutional       Institutional      Institutional      Institutional
investment)           Class 1            Class 1           Class 2            Class 2             Class 3           Class 3
-------------------------------------------------------------------------------------------------------------------------------
 Maximum sales c
 charge (load)
 when you buy          None              None               None              None               None              None
  shares as a
 percentage of
offering price
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                      AmSouth           Pro Forma           AmSouth                              AmSouth
                   Institutional         Pioneer        Institutional         Pro Forma       Institutional         Pro Forma
Shareholder            Prime          Institutional          Prime             Pioneer            Prime              Pioneer
transaction         Obligations        Money Market       Obligations       Institutional      Obligations        Institutional
fees (paid         Money Market            Fund          Money Market     Money Market Fund    Money Market     Money Market Fund
directly from         Fund(1)                               Fund(1)                              Fund(1)
your               Institutional      Institutional     Institutional       Institutional      Institutional      Institutional
investment)           Class 1            Class 1           Class 2            Class 2             Class 3           Class 3
-------------------------------------------------------------------------------------------------------------------------------
   Maximum
   deferred
 sales charge
 (load) as a
percentage of          None              None              None               None               None              None
   purchase
   price or
  the amount
 you receive
   when you
 sell shares,
 whichever is
     less
-------------------------------------------------------------------------------------------------------------------------------
  Redemption           None(2)           None              None(2)            None               None(2)           None
     fees
-------------------------------------------------------------------------------------------------------------------------------
  Annual fund
   operating
   expenses
(deducted from
 fund assets)
  (as a % of
  average net
    assets)
-------------------------------------------------------------------------------------------------------------------------------
Management fee         0.20%             0.20%             0.20%              0.20%              0.20%             0.20%
-------------------------------------------------------------------------------------------------------------------------------
 Distribution          None              None              0.25%              0.25%              0.50%             0.50%
 and service
 (12b-1) fee
-------------------------------------------------------------------------------------------------------------------------------
Other expenses        0.20%(3)           0.08%             0.20%(3)           0.08%              0.21%(3)          0.08%
-------------------------------------------------------------------------------------------------------------------------------
  Total fund           0.40%             0.28%             0.65%              0.53%(4)           0.91%             0.78%(4)
  operating
   expenses
-------------------------------------------------------------------------------------------------------------------------------
    Expense            0.15%             0.03%             0.16%              0.03%              0.16%             0.03%
reimbursement/
  reduction
-------------------------------------------------------------------------------------------------------------------------------
 Net fund              0.25%             0.25%             0.49%              0.50%              0.75%             0.75%
 operating
expenses(5)
-------------------------------------------------------------------------------------------------------------------------------

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(3) Other expenses for your AmSouth Fund are being limited to 0.05% for each Institutional Class 1 and Institutional Class 3 share and 0.04% for each Institutional Class 2 share. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(4) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(5) Pioneer as contractually agreed to limit the ordinary operating expenses of Class 1 shares to 0.25% of average daily net assets attributable to Class 1 expenses, of class 3 shares to 0.50% of average daily net assets attributable to Class 2 shares and of Class 3 shares to 0.75% of average daily net assets attributable to Class 3 shares, in each case until December 1, 2008.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's operating expenses remain the same, and (e) you sell your shares at the end of the time period shown. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

------------------------------------------------------------------------------------------
 Number of years you    AmSouth Institutional Prime                Pro Forma
   own your shares     Obligations Money Market Fund      Pioneer Institutional Money
                                                                  Market Fund
------------------------------------------------------------------------------------------
Institutional Class 1 Shares
------------------------------------------------------------------------------------------
Year 1                              $41                               $26
------------------------------------------------------------------------------------------
Year 3                              $128                              $84
------------------------------------------------------------------------------------------
Year 5                              $224                              $151
------------------------------------------------------------------------------------------
Year 10                             $505                              $350
------------------------------------------------------------------------------------------
Institutional Class 2 Shares
------------------------------------------------------------------------------------------
Year 1                              $66                               $51
------------------------------------------------------------------------------------------
Year 3                              $208                              $164
------------------------------------------------------------------------------------------
Year 5                              $362                              $290
------------------------------------------------------------------------------------------
Year 10                             $810                              $585
------------------------------------------------------------------------------------------
Institutional Class 3 Shares
------------------------------------------------------------------------------------------
Year 1                              $93                               $77
------------------------------------------------------------------------------------------
Year 3                              $290                              $246
------------------------------------------------------------------------------------------
Year 5                              $504                              $430
------------------------------------------------------------------------------------------
Year 10                            $1,120                             $964
------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Institutional Prime Obligations Money Market Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to the Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your AmSouth Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is part of the global asset management group of UniCredito Italiano S.p.A., one of the largest banking groups in Italy, providing investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of UniCredito Italiano S.p.A. were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and a money market fund that will be available to your AmSouth Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Third, Pioneer Institutional Money Market Fund's management fee (0.20% of average daily net assets) will be the same as the advisory fee of your Fund (0.20% of average daily net assets). The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by both Funds will be the same. The gross expenses of each class of the Pioneer Fund are estimated to be lower than the gross expenses of the corresponding class of the AmSouth Fund. Net of expense limitations, the expenses of the Class 1 and Class 3 shares of the Pioneer Fund are estimated to be the same as net expenses of the corresponding class of the AmSouth Fund. The estimated net expenses of the Class 2 shares of the Pioneer Fund are estimated to be one basis point higher than the net expenses of the Class 2 shares of the AmSouth Fund. AAMI has informed the trustees that the expense limitations will be discontinued in the future.

     Fourth, the Institutional Class 1, Institutional Class 2 and Institutional Class 3 shares of Pioneer Fund received in the Reorganization will provide AmSouth Institutional Prime Obligations Money Market Fund shareholders with exposure to substantially the same investment product as they currently have.

     Fifth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bank will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganization. AAMI will otherwise be responsible of all costs and expenses of AmSouth Fund in connection with the Reorganizations. The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an excellent opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                 CAPITALIZATION

     The following table sets forth the capitalization of AmSouth Institutional Prime Obligations Money Market Fund as of May 31, 2005.

-------------------------------------------------------------------------------------------------------------
                                          AmSouth Institutional          Pioneer           Pro Forma Pioneer
                                            Prime Obligations      Institutional Money    Institutional Money
                                            Money Market Fund          Market Fund            Market Fund
                                               May 31, 2005           May 31, 2005            May 31, 2005
-------------------------------------------------------------------------------------------------------------
Total Net Assets (in thousands)                  $374,130                  N/A                  $374,130
-------------------------------------------------------------------------------------------------------------
     Institutional Class 1 shares ........       $185,856                  N/A                  $185,856
-------------------------------------------------------------------------------------------------------------
     Institutional Class 2 shares ........       $139,943                  N/A                  $139,943
-------------------------------------------------------------------------------------------------------------
     Institutional Class 3 shares ........       $48,331                   N/A                  $48,331
-------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
-------------------------------------------------------------------------------------------------------------
     Institutional Class 1 shares ........        $1.00                    N/A                   $1.00
-------------------------------------------------------------------------------------------------------------
     Institutional Class 2 shares ........        $1.00                    N/A                   $1.00
-------------------------------------------------------------------------------------------------------------
     Institutional Class 3 shares ........        $1.00                    N/A                   $1.00
-------------------------------------------------------------------------------------------------------------
Shares Outstanding
-------------------------------------------------------------------------------------------------------------
     Institutional Class 1shares .........     185,860,023                 N/A                185,860,023
-------------------------------------------------------------------------------------------------------------
     Institutional Class 2 shares ........     139,943,961                 N/A                139,943,961
-------------------------------------------------------------------------------------------------------------
     Institutional Class 3 shares ........      48,331,683                 N/A                 48,331,683
-------------------------------------------------------------------------------------------------------------

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

               TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

   o Each Reorganization is scheduled to occur at 4:00 p.m., Eastern time, on [ ], 2005, unless your AmSouth Fund and the corresponding Pioneer Fund agree in writing to a later date. Your AmSouth Fund will transfer all of its assets to the corresponding Pioneer Fund. The corresponding Pioneer Fund will assume your AmSouth Fund's liabilities that are included in the calculation of your AmSouth Fund's net asset value on the Closing Date. The net asset value [of both Funds] will be computed as of 4:00 p.m., Eastern time, on the Closing Date.

   o Each Pioneer Fund (other than Pioneer Institutional Money Market Fund) will issue to the corresponding AmSouth Fund Class A, B and Y shares with an aggregate net asset value equal to the net assets attributable to the corresponding AmSouth Fund's Class A, B and I shares. These shares will immediately be distributed to your AmSouth Fund's shareholders in proportion to the relative net asset value of their holdings of your AmSouth Fund's shares on the Closing Date. As a result, each AmSouth Fund's shareholders will end up as Class A, B, or Y class shareholders of the corresponding Pioneer Fund.

   o In the case of Pioneer Institutional Money Market Fund, Class 1, 2 and 3 shares will be distributed in exchange for Institutional Class 1, 2 and 3 shares of AmSouth Institutional Prime Obligations Money Market Fund. These shares will immediately be distributed to AmSouth Institutional Prime Obligations Money Market Fund's shareholders in proportion to the relative net asset value of their holdings of AmSouth Institutional Prime Obligations Money Market Fund's shares on the Closing Date. As a result, AmSouth Institutional Prime Obligations Money Market Fund's shareholders will end up as Class 1, 2 or 3 shareholders of Pioneer Institutional Money Market Fund.

   o After the distribution of shares, your AmSouth Fund will be liquidated and dissolved.

   o Each Reorganization is intended to result in no income, gain or loss being recognized for federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds.

Agreement and Plan of Reorganization

   The shareholders of each AmSouth Fund are being asked to approve an Agreement and Plan of Reorganization substantially in the form attached as EXHIBIT A-1 or A-2 (each, a "Plan"). The description of the Plan contained herein is qualified in its entirety by the attached copies, as appropriate.

   Conditions to Closing each Reorganization. The obligation of each Fund to consummate each Reorganization is subject to the satisfaction of certain conditions, including each Fund's performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from your AmSouth Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 7 and 8 of the Plan). The consummation of each Reorganization is not contingent on consummation of any other Reorganization.

   The obligations of both Funds are subject to the approval of the Plan by the necessary vote of the outstanding shares of your AmSouth Fund, in accordance with the provisions of AmSouth Funds' trust instrument and by-laws. The Funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the United States federal income tax consequences of each Reorganization (see Section 8.5 of the Plan).

   Termination of the Plan. The board of either the AmSouth Funds or the corresponding Pioneer Fund may terminate the Plan (even if the shareholders of your AmSouth Fund have already approved it) at any time before the Closing Date, if that board believes in good faith that proceeding with the Reorganization would no longer be in the best interests of shareholders.

                        TAX STATUS OF EACH REORGANIZATION

   Each Reorganization is intended to result in no income, gain or loss being recognized for United States federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds, substantially to the effect that each Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

   As a result, for federal income tax purposes:

   o No gain or loss will be recognized by your AmSouth Fund upon (1) the transfer of all of its assets to the corresponding Pioneer Fund as described in this Proxy Statement/Prospectus or (2) the distribution by your AmSouth Fund of Pioneer Fund shares to your AmSouth Fund's shareholders;

   o No gain or loss will be recognized by the corresponding Pioneer Fund upon the receipt of your AmSouth Fund's assets solely in exchange for the issuance of Pioneer Fund shares to your AmSouth Fund and the assumption of your AmSouth Fund's liabilities by the Pioneer Fund;

   o The basis of the assets of your AmSouth Fund acquired by the corresponding Pioneer Fund will be the same as the basis of those assets in the hands of your AmSouth Fund immediately before the transfer;

   o The tax holding period of the assets of your AmSouth Fund in the hands of the corresponding Pioneer Fund will include your AmSouth Fund's tax holding period for those assets;

   o You will not recognize gain or loss upon the exchange of your shares of your AmSouth Fund solely for the Pioneer Fund shares as part of the Reorganization;

   o The basis of the Pioneer Fund shares received by you in the Reorganization will be the same as the basis of your shares of your AmSouth Fund surrendered in the exchange; and

   o The tax holding period of the Pioneer Fund shares you receive will include the tax holding period of the shares of your AmSouth Fund surrendered in the exchange, provided that you held the shares of your AmSouth Fund as capital assets on the date of the exchange.

   In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your AmSouth Fund and the Pioneer Fund (see the annexes to the Plan).

   No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

   You should consult your tax adviser for the particular tax consequences to you of the Reorganizations, including the applicability of any state, local or foreign tax laws.

                        VOTING RIGHTS AND REQUIRED VOTE

   Each share of your AmSouth Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. With respect to each AmSouth Fund, the presence in person or by proxy of a majority of the outstanding shares of an AmSouth Fund entitled to cast votes at the Meeting will constitute a quorum with respect to that AmSouth Fund. A favorable vote of a "majority of the outstanding voting securities" of the applicable AmSouth Fund is required to approve each Proposal. Under the Investment Company Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the applicable AmSouth Fund represented at the meeting, if at least 50% of all outstanding shares of the AmSouth Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the AmSouth Fund entitled to vote at the meeting.

-------------------------------------------------------------------------------------------------------------------------------
                  Shares                                      Quorum                                    Voting
-------------------------------------------------------------------------------------------------------------------------------
In General                                   All shares "present" in person or by      Shares "present" in person will be voted
                                             proxy are counted towards a quorum.       in person at the Meeting.  Shares
                                                                                       present by proxy will be voted in
                                                                                       accordance with instructions.
-------------------------------------------------------------------------------------------------------------------------------
Broker Non-Vote (where the underlying        Considered "present" at Meeting for       Broker non-votes do not count as a vote
holder has not voted and the broker does     purposes of quorum.                       "for" and effectively result in a vote
not have discretionary authority to vote                                               "against" Proposals 1(a)-(w).
the shares)
-------------------------------------------------------------------------------------------------------------------------------
Proxy with No Voting Instruction (other      Considered "present" at Meeting for       Voted "for" the proposal.
than Broker Non-Vote)                        purposes of quorum.
-------------------------------------------------------------------------------------------------------------------------------
Vote to Abstain                              Considered "present" at Meeting for       Abstentions do not constitute a vote
                                             purposes of quorum.                       "for" and effectively result in a vote
                                                                                       "against" Proposals 1(a)-(w).
-------------------------------------------------------------------------------------------------------------------------------

     COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST

   The AmSouth Funds are series of a Massachusetts Business Trust. Most of the Pioneer Funds are series of Delaware Statutory Trusts. The following is a summary of the principal differences between Delaware Statutory Trusts and Massachusetts Business Trusts.

Limitation of Shareholders' and Series' Liability

   Delaware law provides that the shareholders of a Delaware statutory trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust (such as the shareholders of Europe Fund) may, under certain circumstances, be liability for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust may be remote, Delaware law affords grater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware statutory trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of a Massachusetts business trust. While the trustees believe that a series of a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position.

Limitation of Trustee Liability

   Delaware law provides that, except to the extent otherwise provided in a trust's declaration of trust or by-laws, trustees will not be personally liable to any person (other than the statutory trust or a shareholder thereof) for any act, omission or obligation of the statutory trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware statutory trust's declaration of trust or by-laws will not subject the trustee to liability to the statutory trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the statutory trust's declaration of trust or bylaws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee, who is not also an officer of the corporation, for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit. The trustees believe that such limitations on liability under Delaware law and under the Pioneer Funds' declarations of trust are consistent with those applicable to directors of a corporation under Delaware law and will be beneficial in attracting and retaining in the future qualified persons to act as trustees.

Shareholder Voting

   Delaware law provides that a Delaware statutory trust's declaration of trust or by-laws may set forth provisions related to voting in any manner. This provision appears to permit trustee and shareholder voting through computer or electronic media. For an investment company with a significant number of institutional shareholders, all with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting. However, the advantage of such methods may not be realizable unless the SEC modifies its proxy rules. Also, as required by the Investment Company Act of 1940, as amended (the "1940 Act"), votes on certain matters by trustees would still need to be taken at actual in-person meetings.

Board Composition

   Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware statutory trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law. As always, the establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the 1940 Act regarding the election of trustees by shareholders. Establishing separate boards of trustees would, among other things, enable the series of a Delaware statutory trust to be governed by individuals who are more familiar with such series' particular operations.

                 ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser

   Pioneer serves as the investment adviser to each Pioneer Fund. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutions and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

   The Board of Trustees of the Pioneer Funds is responsible for overseeing the performance of each of Pioneer Fund's investment adviser and subadviser, if any, and determining whether to approve and renew the fund's investment advisory agreement and the subadvisory agreements.

   Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer Funds' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the Pioneer Funds intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Funds' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval.

Buying, Exchanging and Selling Shares of the Pioneer Funds

   Net Asset Value. Each Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Pioneer Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

   Each Pioneer Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, a

Pioneer Fund will use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Pioneer Funds' trustees. Each Pioneer Fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by a Pioneer Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Pioneer Fund could change on a day you cannot buy or sell shares of the fund. Each Pioneer Fund may use a pricing service or a pricing matrix to value some of its assets. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

   Pioneer International Core Equity Fund primarily invests in securities of non-U.S. issuers and the markets for these securities generally close prior to the time the Fund determines its net asset value. However, the value of these securities continues to be influenced by changes in the global markets. Consequently, the trustees have determined to use the fair value of these securities as of the time the fund determines its net asset value, based upon data from a pricing service. On a daily basis, the pricing service recommends changes, based upon a proprietary model, to the closing market prices of each non-U.S. security held by the fund to reflect the security's fair value at the time the fund determines its net asset value. The fund applies these recommendations in accordance with procedures approved by the trustees. A security's fair value determined in this manner may differ from the security's closing market price on the date the fund determines its net asset value or the opening price of the security on the next business day. The fund's use of this method may significantly affect its net asset value compared to the net asset value that would have been determined using closing market prices. The fund also may take other factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security.

   You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. However, the Class A shares of the Pioneer Funds you receive in the Reorganizations will not be subject to any sales charge. When you buy Class B shares, you do not pay an initial sales charge but impose a contingent deferred sales charge. However, if you sell within five years of purchase, you will pay a contingent deferred sales charge. The Class B shares of the Pioneer Funds you receive in the transaction will be subject to the same contingent deferred sales charge as your Class B shares of the AmSouth Funds held at the time of sale. These shares would then convert to Class A shares eight years after the original date of purchase. Class Y shares do not impose a sales charge.

   Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in the Pioneer Fund's prospectus. Ask your investment professional for more information.

   If you invest in a Pioneer Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

   Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

   Call or write to the Pioneer Funds' transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

   Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

   When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

   Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your Pioneer Fund shares online.

   To establish online transaction privileges complete an account options form, write to the transfer agent or complete the online authorization screen on: www.pioneerfunds.com.

   To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Pioneer Funds may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

   Share Price. If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to PFD prior to PFD's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

   Buying Pioneer Fund Shares. You may buy shares of each Pioneer Fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

   You can buy shares of the Pioneer Funds at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

   Minimum Investment Amounts. Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the Reorganization.

   Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer Fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. Before you request an exchange, consider each Fund's investment objective and policy as described in each fund's prospectus.

   Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after the Pioneer Fund, or authorized agent, and as a broker-dealer, receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

   You may have to pay federal income taxes on a sale or an exchange.

Good order means that:

   o  You have provided adequate instructions

   o  There are no outstanding claims against your account

   o  There are no transaction limitations on your account

   o If you have any Pioneer Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

   o  Your request includes a signature guarantee if you:

   o  Are selling over $100,000 or exchanging over $500,000 worth of shares

   o  Changed your account registration or address within the last 30 days

   o Instruct the transfer agent to mail the check to an address different from the one on your account

   o  Want the check paid to someone other than the account owner(s)

   o Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

Buying, Exchanging and Selling Pioneer Fund Shares

                   ------------------------------------------------------------------------------------------------------
                                      Buying Shares                                     Exchanging Shares
                   ------------------------------------------------------------------------------------------------------
Through your       Normally, your investment firm will send your          Normally, your investment firm will send your
investment firm    purchase request to the Pioneer Funds' transfer        exchange request to the Pioneer Fund's transfer
                   agent. Consult your investment professional for        agent. Consult your investment professional for
                   more information. Your investment firm may receive     more information about exchanging your shares.
                   a commission from the distributor for your
                   purchase of fund shares. The distributor or its
                   affiliates may pay additional compensation, out of
                   their own assets, to certain investment firms or
                   their affiliates based on objective criteria
                   established by the distributor

By phone or        You can use the telephone or online privilege if       After you establish your Pioneer Fund account, you
online             you have an existing non-retirement account or         can exchange Fund shares by phone or online if:
                   certain IRAs. You can purchase additional fund         o  You are exchanging into an existing account or
                   shares by phone if:                                       using the exchange to establish a new account,
                   o  You established your bank account of record at         provided the new account has a registration
                      least 30 days ago                                      identical to the original account
                   o  Your bank information has not changed for at        o  The fund into which you are exchanging offers
                      least 30 days                                          the same class of shares
                   o  You are not purchasing more than $25,000 worth      o  You are not exchanging more than $500,000 worth
                      of shares per account per day                          of shares per account per day
                   o  You can provide the proper account                  o  You can provide the proper account identification
                      identification information                             information

                   When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase Pioneer
                   Fund shares for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

In writing, by     You can purchase Pioneer Fund shares for an existing   You can exchange fund shares by mailing or faxing a
mail or
                   ----------------------------------------------------------------------------------------------------------

                   -----------------------------------------------------------------------------------------------------------
                                      Buying Shares                                     Exchanging Shares
                   -----------------------------------------------------------------------------------------------------------
by fax             fund account by mailing a check to the transfer       letter of instruction to the transfer agent. You
                   agent. Make your check payable to the Pioneer         can exchange Pioneer Fund shares directly through
                   Fund. Neither initial nor subsequent investments      the Pioneer Fund only if your account is
                   should be made by third party check. Your check       registered in your name. However, you may not fax
                   must be in U.S. dollars and drawn on a U.S. bank.     an exchange request for more than $500,000.
                   Include in your purchase request the fund's name,     Include in your letter:
                   the account number and the name or names in the       o  The name, social security number and signature
                   account registration.                                    of all registered owners
                                                                         o  A signature guarantee for each registered owner
                                                                            if the amount of the exchange is more than
                                                                            $500,000
                                                                         o  The name of the fund out of which you are
                                                                            exchanging and the name of the fund into which
                                                                            you are exchanging
                                                                         o  The class of shares you are exchanging
                                                                            The dollar amount or number of shares you are
                                                                            exchanging

                   ------------------------------------------------------------------------------------------------------------
                                      Selling Shares                                   How to contact Pioneer
                   ------------------------------------------------------------------------------------------------------------
                   Normally, your investment firm will send your                By phone
                   request to sell shares to the Pioneer Fund's
                   transfer agent. Consult your investment                      For information or to request a telephone
                   professional for more information. Each Pioneer              transaction between 8:00 a.m. and 7:00 p.m.
                   Fund has authorized PFD to act as its agent in the           (Eastern time) by speaking with a shareholder
                   repurchase of Pioneer Fund shares from qualified             services representative call 1-800-225-6292
                   investment firms. Each Pioneer Fund reserves the             To request a transaction using FactFone(SM) call
                   right to terminate this procedure at any time.               1-800-225-4321
                                                                                Telecommunications Device for the Deaf (TDD)
                   You may sell up to $100,000 per account per day by           1-800-225-1997
                   phone or online. You may sell Pioneer Fund shares
                   held in a retirement plan account by phone only if           By mail
                   your account is an eligible IRA (tax penalties may           Send your written instructions to:
                   apply). You may not sell your shares by phone or             Pioneer Investment Management Shareholder
                   online if you have changed your address (for                 Services, Inc.
                   checks) or your bank information (for wires and              P.O. Box 55014
                   transfers) in the last 30 days.                              Boston, Massachusetts 02205-5014

                   You may receive your sale proceeds:                          By fax
                   o  By check, provided the check is made payable              Fax your exchange and sale requests to:
                      exactly as your account is registered                     1-800-225-4240
                   o  By bank wire or by electronic funds transfer,
                      provided the sale proceeds are being sent to              Exchange Privilege
                      your bank address of record                               You may make up to four exchange redemptions of
                   You can sell some or all of your Pioneer Fund                $25,000 or more per account per calendar year.
                   shares by writing directly to the Pioneer fund
                   only if your account is registered in your name.
                   Include in your request your name, your social
                   security number, the fund's name and any other
                   applicable requirements as described below. The
                   transfer agent will send the sale proceeds to your
                   address of record unless you provide other
                   instructions. Your request must be signed by all
                   registered owners and be in good order. You may
                   not sell more than $100,000 per account per day by
                   fax.

Pioneer Fund Shareholder Account Policies

   Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

   o  Requesting certain types of exchanges or sales of Pioneer Fund shares

   o  Redeeming shares for which you hold a share certificate

   o  Requesting certain types of changes for your existing account

   You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public. All Pioneer Funds will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted. Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.

   Exchange Limitation. You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of a Pioneer Fund. Each Fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the Fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

   The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

   Redemption Fee. Pioneer International Core Equity Fund has adopted a redemption fee on short term holdings of the Fund's shares. If you sell or exchange shares within 30 days of any purchase of Fund shares, the Fund will apply a 2% fee to the entire amount of your sales proceeds. The Fund's redemption fee is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the fund and make portfolio management less efficient.

   Excessive Trading. Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:

   o You sell shares within a short period of time after the shares were purchased;
   o You make two or more purchases and redemptions within a short period of time;
   o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
   o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

   The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

   While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

   In addition to monitoring trades, the policies and procedures provide that:

   o The fund imposes limitations on the number of exchanges out of an account holding the fund's Class A, Class B or Class C shares that may occur in any calendar year.

   o Certain funds managed by Pioneer have adopted redemption fees that are incurred if you redeem shares within a short period after purchase, including exchanges. These redemption fees are described in the applicable prospectuses under "Fees and expenses."

   o The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

   Minimum Account Size. Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the Pioneer Fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the Fund.

   Telephone Access. You may have difficulty contacting the Pioneer Fund by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Pioneer Fund by telephone, you should communicate with the Fund in writing.

   Share Certificates Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service. Any share certificates of the AmSouth Funds outstanding at the Closing of the Reorganization will be deemed to be cancelled and will no longer represent shares of the Funds.

   Other Policies. Each Pioneer Fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable, as determined by the SEC, for the fund to sell or value its portfolio securities or with the permission of the SEC.

   Each Pioneer Fund or PFD may revise, suspend or terminate the account options and services available to shareholders at any time.

   Each Pioneer Fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareholder, provided that the Pioneer Fund must pay redemptions in cash if a shareholder's aggregate redemptions in a 90 day period are less than $250,000 or 1% of the fund's net assets.

Dividends and Capital Gains

   Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains and dividends from any net investment income at least annually.

   Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund close to the time that the fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes

   For U.S. federal income tax purposes, distributions from each Pioneer Fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Short-term capital gain distributions for each Pioneer Fund are taxable as ordinary income.

   Dividends from net investment income are taxable either as ordinary income or, if so designated by the fund and certain other conditions, including holding period requirements, are met by the fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at the maximum 15% U.S. federal tax rate. Dividends and distributions generally are taxable, whether you take payment in cash or reinvest them to buy additional Pioneer Fund shares.

   When you sell or exchange Pioneer Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year each Pioneer Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

   You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

   You should ask your tax adviser about any federal, state and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the "Tax Status" section of each Pioneer Fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations, including qualified dividend income considerations that may affect the Pioneer Fund and its shareholders.

   Pioneer Funds' Rule 12b-1 Plans. As described above, each Pioneer Fund has adopted a Rule 12b-1 plan for its Class A shares, Class B shares, Class 2 shares and Class 3 shares (the "Plans"). Because the Rule 12b-1 fees payable under each Plan are an ongoing expense, over time they may increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution or service fee or sales charge.

   Compensation and Services. Each Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the fund in a given year. Pursuant to each Class A Plan the fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the board of trustees. The expenses of the fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the fund's average daily net assets attributable to Class A shares.

   The Class B Plan provides that the fund shall pay to PFD, as the fund's distributor for its Class B shares a distribution fee equal on an annual basis to 0.75% of the fund's average daily net assets attributable to Class B shares and a service fee equal to 0.25% of the fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD also pays commissions to broker-dealers and the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and other distribution-related expenses. The plan authorizes PFD to pay a service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholders for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares.

   The Class 2 and Class 3 Plans (which pertain only to Pioneer Institutional Money Market Fund) provide that the fund will pay PFD, as the distributor of the shares, a distribution and service fee accrued daily and paid quarterly, equal on an annual basis to 0.25% of the fund's average daily net assets attributable to Class 2 shares and 0.50% of the fund's average daily net assets attributable to Class 3 shares. These plans authorize PFD to pay securities dealers or other service organizations who agree to provide certain services to investors holding Class 1 and Class 2 shares a service fee of up to 0.25% of the fund's average daily net assets attributable to shares held by such investors. The plans also may compensate PFD for its distribution services with respect to these shares of the fund.

   The Class B, Class 2 and Class 3 Plans are compensation plans, which provide for a fixed level of fees. Payments under these plans are not tied exclusively to actual distribution and service expenses, and may exceed (or may be less than) the expenses actually incurred.

   Trustee Approval and Oversight. Each Plan was last approved by the board of trustees of each Pioneer Fund, including a majority of the independent trustees, by votes cast in person at meetings called for the purpose of voting on the Plan on December 2, 2004 (July 12, 2005 with respect to the Class 1 and Class 2 Plans for Pioneer Institutional Money Market Fund). Pursuant to the Plan, at least quarterly, PFD will provide each fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

   Term, Termination and Amendment. Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the Investment Company Act. The board of trustees believes that there is a reasonable likelihood that the Plans will benefit each fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the fund affected thereby, and material amendments of the Plans must also be approved by the trustees as provided in Rule 12b-1.

                              FINANCIAL HIGHLIGHTS

   The following tables show the financial performance of each Pioneer Fund for the past five fiscal years and, if applicable, for any recent semiannual period (or the period during which each Pioneer Fund has been in operation, if less than five years). Certain information reflects financial results for a single Pioneer Fund share. "Total return" shows how much an investment in a Pioneer Fund would have increased or decreased during each period, assuming you had reinvested all dividends and other distributions. In the case of each Pioneer Fund, each fiscal year ended on or after the fiscal year ended June 30, 2002 has been audited by Ernst & Young LLP, each Pioneer Fund's independent registered public accounting firm, as stated in their reports incorporated by reference in this registration statement. For fiscal years prior to the fiscal year ended June 30, 2002, the financial statements of each Pioneer Fund were audited by Arthur Andersen LLP, the Pioneer Funds' previous independent accountants. Arthur Andersen ceased operations in 2002. The information for any semiannual period has not been audited.

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            12/11/04 (a)
                                                                to
                                                              12/31/04
CLASS A
Net asset value, beginning of period                         $ 1.0000
                                                             --------
Increase from investment operations:
  Net investment income                                      $ 0.0004
                                                             --------
Distributions to shareowners:
  Net investment income                                      $(0.0004)
                                                             --------
Net asset value, end of period                               $ 1.0000
                                                             ========
Total return*                                                   0.04%(b)
Ratio of net expenses to average net assets                     0.94%**
Ratio of net investment income to average net assets            1.38%**
Net assets, end of period (in thousands)                     $   317
Ratios with no waiver of management fees by PIM:
  Net expenses                                                  1.17%**
  Net investment income                                         1.15%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized

(a)  Initial issue date of Class A Shares.

(b)  Not annualized.

   The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund
================================================================================
FINANCIAL HIGHLIGHTS
================================================================================

                                                             Six Months
                                                               Ended
                                                              12/31/04   Year Ended  Year Ended   Year Ended  Year Ended  Year Ended
                                                            (unaudited)    6/30/04     6/30/03   6/30/02 (a)    6/30/01    6/30/00
CLASS A
Net asset value, beginning of period                         $  9.18      $   9.41    $   8.89    $   8.78     $  8.47    $   8.94
                                                             -------      --------    --------    --------     -------    --------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.23      $   0.41    $   0.45    $   0.52     $  0.57    $   0.58
 Net realized and unrealized gain (loss) on investments         0.22         (0.14)       0.53        0.13        0.31       (0.47)
                                                             -------      --------    --------    --------     -------    --------
  Net increase from investment operations                    $  0.45      $   0.27    $   0.98    $   0.65     $  0.88    $   0.11
Distributions to shareowners:
 Net investment income                                         (0.25)        (0.50)      (0.46)      (0.54)      (0.57)      (0.58)
                                                             -------      --------    --------    --------     -------    --------
Net increase (decrease) in net asset value                   $  0.20      $  (0.23)   $   0.52    $   0.11     $  0.31    $  (0.47)
                                                             -------      --------    --------    --------     -------    --------
Net asset value, end of period                               $  9.38      $   9.18    $   9.41    $   8.89     $  8.78    $   8.47
                                                             -------      --------    --------    --------     -------    --------
Total return*                                                   4.92%         2.98%      11.38%       7.58%      10.70%       1.30%
Ratio of net expenses to average net assets+                    1.10%**       1.14%       1.20%       1.16%       1.21%       1.18%
Ratio of net investment income to average net assets+           4.76%**       4.42%       5.02%       5.79%       6.53%       6.68%
Portfolio turnover rate                                           61%**         63%         48%         59%         43%         60%
Net assets, end of period (in thousands)                     $164,621     $160,421    $183,338    $143,713     $98,004    $102,349
Ratios with no waiver of management fees by PIM and no
 reductions for fees paid indirectly:
 Net expenses                                                   1.17%**       1.14%       1.20%       1.16%       1.18%       1.15%
 Net investment income                                          4.70%**       4.42%       5.02%       5.79%       6.56%       6.71%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                   1.10%         1.14%       1.20%       1.16%       1.18%       1.15%
 Net investment income                                          4.76%         4.42%       5.02%       5.79%       6.56%       6.71%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
+   Ratio with no reduction for fees paid indirectly.
(a) As a result of a change in accounting principle, the effect due to mandatory accretion of discounts and amortization of premiums on debt securities resulted in a reduction of net investment income of $0.02 per share, an increase in net realized and unrealized gain (loss) on investments of $0.02 per share, and the ratio of net investment income to average net assets decreased by 0.18%.

  The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

================================================================================
FINANCIAL HIGHLIGHTS
================================================================================

                                                            Six Months
                                                               Ended
                                                             12/31/04    Year Ended  Year Ended   Year Ended  Year Ended  Year Ended
                                                            (unaudited)    6/30/04     6/30/03   6/30/02 (a)    6/30/01    6/30/00
CLASS B
Net asset value, beginning of period                         $  9.14      $  9.37     $  8.87      $  8.77     $  8.44     $  8.91
                                                             -------      -------     -------      -------     -------     -------
Increase (decrease) from investment operations:
 Net investment gain                                         $  0.18      $  0.33     $  0.37      $  0.44     $  0.50     $  0.50
 Net realized and unrealized gain (loss) on investments         0.22        (0.14)       0.53         0.14        0.30       (0.46)
                                                             -------      -------     -------      -------     -------     -------
  Net increase from investment operations                    $  0.41      $  0.19     $  0.90      $  0.58     $  0.80     $  0.04
Distributions to shareowners:
 Net investment income                                         (0.21)       (0.42)      (0.40)       (0.48)      (0.47)      (0.51)
                                                             -------      -------     -------      -------     -------     -------
Net increase (decrease) in net asset value                   $  0.20      $ (0.23)    $  0.50      $  0.10     $  0.33     $ (0.47)
                                                             -------      -------     -------      -------     -------     -------
Net asset value, end of period                               $  9.34      $  9.14     $  9.37      $  8.87     $  8.77     $  8.44
                                                             -------      -------     -------      -------     -------     -------
Total return*                                                   4.50%        2.04%      10.44%        6.78%       9.71%       0.48%
Ratio of net expenses to average net assets+                    2.00%**      1.98%       2.02%        1.95%       2.05%       2.05%
Ratio of net investment income to average net assets+           3.87%**      3.55%       4.22%        5.02%       5.72%       5.81%
Portfolio turnover rate                                           61%**        63%         48%          59%         43%         60%
Net assets, end of period (in thousands)                     $54,351      $57,774     $77,367      $59,729     $38,231     $37,269
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                   2.02%**      1.98%       2.02%        1.95%       2.04%       2.03%
 Net investment income                                          3.85%**      3.55%       4.22%        5.02%       5.73%       5.83%
Ratios with waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                   2.00%        1.98%       2.02%        1.95%       2.04%       2.03%
 Net investment income                                          3.87%        3.55%       4.22%        5.02%       5.73%       5.83%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
+   Ratio with no reduction for fees paid indirectly.
(a) As a result of a change in accounting principle, the effect due to mandatory accretion of discounts and amortization of premiums on debt securities resulted in a reduction of net investment income of $0.02 per share, an increase in net realized and unrealized gain (loss) on investments of $0.02 per share, and the ratio of net investment income to average net assets decreased by 0.18%.

  The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

================================================================================
FINANCIAL HIGHLIGHTS
================================================================================

                                                            Six Months
                                                               Ended
                                                             12/31/04    Year Ended  Year Ended   Year Ended  Year Ended  Year Ended
                                                            (unaudited)    6/30/04     6/30/03   6/30/02 (a)    6/30/01    6/30/00
CLASS C
Net asset value, beginning of period                         $  9.11      $  9.31     $  8.83      $  8.73     $  8.46     $  8.89
                                                             -------      -------     -------      -------     -------     -------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.18      $  0.33     $  0.37      $  0.44     $  0.48     $  0.48
 Net realized and unrealized gain (loss) on investments         0.22        (0.14)       0.51         0.12        0.30       (0.45)
                                                             -------      -------     -------      -------     -------     -------
  Net increase from investment operations                    $  0.41      $  0.19     $  0.88      $  0.56     $  0.78     $  0.03
Distributions to shareowners:
 Net investment income                                         (0.21)       (0.39)      (0.40)       (0.46)      (0.51)      (0.46)
                                                             -------      -------     -------      -------     -------     -------
Net increase (decrease) in net asset value                   $  0.20      $ (0.20)    $  0.48      $  0.10     $  0.27     $ (0.43)
                                                             -------      -------     -------      -------     -------     -------
Net asset value, end of period                               $  9.31      $  9.11     $  9.31      $  8.83     $  8.73     $  8.46
                                                             -------      -------     -------      -------     -------     -------
Total return*                                                   4.54%        2.11%      10.28%        6.55%       9.46%       0.36%
Ratio of net expenses to average net assets+                    1.94%**      1.97%       2.16%        2.14%       2.18%       2.32%
Ratio of net investment income to average net assets+           3.92%**      3.59%       4.05%        4.78%       5.56%       5.53%
Portfolio turnover rate                                           61%**        63%         48%          59%         43%         60%
Net assets, end of period (in thousands)                     $28,110      $27,545     $29,777      $18,067     $ 7,377     $ 6,264
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                   1.96%**      1.97%       2.16%        2.15%       2.15%       2.30%
 Net investment income                                          3.91%**      3.59%       4.05%        4.77%       5.59%       5.55%
Ratios with waiver of management fees by PIM and
 reduction for fees paid indirectly:
 Net expenses                                                   1.94%        1.97%       2.16%        2.15%       2.15%       2.30%
 Net investment income                                          3.92%        3.59%       4.05%        4.77%       5.59%       5.55%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
+   Ratio with no reduction for fees paid indirectly.
(a) As a result of a change in accounting principle, the effect due to mandatory accretion of discounts and amortization of premiums on debt securities resulted in a reduction of net investment income of $0.02 per share, an increase in net realized and unrealized gain (loss) on investments of $0.02 per share, and the ratio of net investment income to average net assets decreased by 0.18%.

  The accompanying notes are an integral part of these financial statements.

Pioneer Bond Fund

================================================================================
FINANCIAL HIGHLIGHTS
================================================================================

                                                                    Six Months
                                                                       Ended       Year       Year      9/20/01(a)
                                                                     12/31/04     Ended       Ended        to
                                                                    (unaudited)  6/30/04     6/30/03   6/30/02(b)
CLASS Y
Net asset value, beginning of period                                 $  9.12     $  9.35    $  8.87    $   8.85
                                                                     -------     -------    -------    --------
Increase (decrease) from investment operations:
 Net investment income                                               $  0.25     $  0.46    $  0.51    $   0.43
 Net realized and unrealized gain (loss) on investments                 0.22       (0.14)      0.51        0.04
                                                                     -------     -------    -------    --------
  Net increase from investment operations                            $  0.47     $  0.32    $  1.02    $   0.47
Distributions to shareowners:
 Net investment income                                                 (0.27)      (0.55)     (0.54)      (0.45)
Net increase (decrease) in net asset value                           $  0.20     $ (0.23)   $  0.48    $   0.02
                                                                     -------     -------    -------    --------
Net asset value, end of period                                       $  9.32     $  9.12    $  9.35    $   8.87
                                                                     -------     -------    -------    --------
Total return*                                                           5.22%       3.48%     11.86%       5.48%
Ratio of net expenses to average net assets+                            0.60%**     0.58%      0.67%       0.64%**
Ratio of net investment income to average net assets+                   5.21%**     5.05%      5.54%       6.28%**
Portfolio turnover rate                                                   61%**       63%        48%         59%
Net assets, end of period (in thousands)                             $10,848     $13,617    $ 7,719    $  4,051
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                           0.60%**     0.58%      0.67%       0.64%**
 Net investment income                                                  5.21%**     5.05%      5.54%       6.28%**
Ratios with waiver of management fees by PIM and reduction
for fees paid indirectly:
 Net expenses                                                           0.60%       0.58%      0.67%       0.64%
 Net investment income                                                  5.21%       5.05%      5.54%       6.28%

(a) Class Y shares were first publicly offered on September 20, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
**  Annualized
+   Ratio with no reduction for fees paid indirectly.
(b) As a result of a change in accounting principle, the effect due to mandatory accretion of discounts and amortization of premiums on debt securities resulted in a reduction of net investment income of $0.02 per share, an increase in net realized and unrealized gain (loss) on investments of $0.02 per share, and the ratio of net investment income to average net assets decreased by 0.23%.

   The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                12/31/04     12/31/03     12/31/02     12/31/01     12/31/00
CLASS A
Net asset value, beginning of period                            $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                --------     --------     --------     --------     --------
Increase from investment operations:
 Net investment income                                          $  0.005     $  0.003     $   0.01     $   0.03     $   0.05
                                                                --------     --------     --------     --------     --------
Distributions to shareowners:
 Net investment income                                            (0.005)      (0.003)       (0.01)       (0.03)       (0.05)
                                                                --------     --------     --------     --------     --------
Net asset value, end of period                                  $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                --------     --------     --------     --------     --------
Total return*                                                       0.45%        0.26%        1.15%        3.29%        5.53%
Ratio of net expenses to average net assets+                        0.93%        1.00%        0.76%        0.93%        1.02%
Ratio of net investment income to average net assets+               0.45%        0.26%        1.18%        2.89%        5.36%
Net assets, end of period (in thousands)                        $192,860     $227,052     $268,861     $493,871     $242,861
Ratios with no waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                       0.93%        1.06%        0.93%        0.94%        1.02%
 Net investment income                                              0.45%        0.20%        1.01%        2.88%        5.36%
Ratios with waiver of management fees and assumptions of
 expenses by PIM and reductions for fees paid indirectly:
 Net expenses                                                       0.93%        0.99%        0.75%        0.89%        0.94%
 Net investment income                                              0.45%        0.27%        1.19%        2.93%        5.44%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
+ Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                                12/31/04    12/31/03     12/31/02     12/31/01     12/31/00
CLASS B
Net asset value, beginning of period                            $  1.00     $  1.00      $   1.00     $  1.00      $  1.00
                                                                -------     -------      --------     -------      -------
Increase (decrease) from investment operations:
 Net investment income                                          $ 0.001     $ 0.001      $  0.003     $  0.02      $  0.05
                                                                -------     -------      --------     -------      -------
Distributions to shareowners:
 Net investment income                                           (0.001)     (0.001)       (0.003)      (0.02)       (0.05)
                                                                -------     -------      --------     -------      -------
Net asset value, end of period                                  $  1.00     $  1.00      $   1.00     $  1.00      $  1.00
                                                                -------     -------      --------     -------      -------
Total return*                                                      0.06%       0.05%         0.33%       2.42%        4.64%
Ratio of net expenses to average net assets+                       1.33%       1.21%         1.59%       1.79%        1.86%
Ratio of net investment income to average net assets+              0.06%       0.05%         0.31%       2.08%        4.49%
Net assets, end of period (in thousands)                        $46,559     $59,059      $ 84,901     $55,837      $34,693
Ratios with no waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                      1.81%       1.87%         1.81%       1.79%        1.86%
 Net investment income (loss)                                     (0.43)%     (0.61)%        0.09%       2.08%        4.49%
Ratios with waiver of management fees and assumptions of
 expenses by PIM and reductions for fees paid indirectly:
 Net expenses                                                      1.33%       1.21%         1.58%       1.77%        1.80%
 Net investment income                                             0.06%       0.05%         0.32%       2.10%        4.55%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
+ Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
18

Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                                12/31/04     12/31/03     12/31/02     12/31/01     12/31/00
CLASS C
Net asset value, beginning of period                            $  1.00      $  1.00      $   1.00     $  1.00      $  1.00
                                                                -------      -------      --------     -------      -------
Increase (decrease) from investment operations:
 Net investment income                                          $ 0.001      $ 0.001      $  0.003     $  0.02      $  0.04
                                                                -------      -------      --------     -------      -------
Distributions to shareowners:
 Net investment income                                           (0.001)      (0.001)       (0.003)      (0.02)       (0.04)
                                                                -------      -------      --------     -------      -------
Net asset value, end of period                                  $  1.00      $  1.00      $   1.00     $  1.00      $  1.00
                                                                -------      -------      --------     -------      -------
Total return*                                                      0.06%        0.05%         0.28%       2.33%        4.54%
Ratio of net expenses to average net assets+                       1.33%        1.19%         1.64%       1.90%        2.00%
Ratio of net investment income to average net assets+              0.06%        0.05%         0.27%       2.09%        4.27%
Net assets, end of period (in thousands)                        $34,413      $32,216      $ 33,633     $17,118      $11,195
Ratios with no waiver of management fees and assumptions of
 expenses by PIM and no reductions for fees paid indirectly:
 Net expenses                                                      1.70%        1.86%         1.88%       1.91%        2.00%
 Net investment income (loss)                                     (0.31)%      (0.62)%        0.02%       2.08%        4.27%
Ratios with waiver of management fees and assumptions of
 expenses by PIM and reductions for fees paid indirectly:
 Net expenses                                                      1.33%        1.19%         1.62%       1.87%        1.87%
 Net investment income                                             0.06%        0.05%         0.28%       2.12%        4.40%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
+ Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                              12/31/04(a)    12/31/03     12/31/02     12/31/01     12/31/00
CLASS A
Net asset value, beginning of period                          $  24.38      $  16.97     $  26.96      $  22.16    $  23.21
                                                              --------      --------     --------      --------    --------
Net increase (decrease) from investment operations:
   Net investment income (loss)                               $  (0.14)(b)  $  (0.16)    $  (0.24)     $  (0.20)   $  (0.25)
   Net realized and unrealized gain (loss) on investments         5.56          7.56        (9.77)++       5.00       (0.80)
                                                              --------      --------     --------      --------    --------
      Net increase from investment operations                 $   5.42      $   7.40     $ (10.01)     $   4.80    $  (1.05)
                                                              --------      --------     --------      --------    --------
Redemption fees                                               $   0.00(c)   $   0.01     $   0.02      $     --    $     --
Net increase in net asset value                               $   5.42      $   7.41     $  (9.99)     $   4.80    $  (1.05)
                                                              --------      --------     --------      --------    --------
Net asset value, end of period                                $  29.80      $  24.38     $  16.97      $  26.96    $  22.16
                                                              ========      ========     ========      ========    ========
Total return*                                                    22.23%        43.67%      (37.05)%       21.66%      (4.52)%
Ratio of net expenses to average net assets                       1.31%         1.33%        1.33%         1.31%       1.31%
Ratio of net investment income (loss) to average net assets      (0.55)%       (0.70)%      (1.17)%       (1.00)%     (1.00)%
Portfolio turnover rate                                             17%           46%          37%           65%         63%
Net assets, end of period (in thousands)                      $ 23,225      $ 21,475     $ 19,024      $ 33,877    $ 26,020
Ratios with no waiver of fees:
   Net expenses                                                   2.29%         2.38%        1.67%         1.36%       1.49%
   Net investment loss                                           (1.53)%       (1.75)%      (1.51)%       (1.05)%     (1.18)%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
 ++  Includes $0.10 related to investment reimbursement by affiliate.
(b) Net Investment income per share has been calculated using the average shares method.
(c)  Rounds to less than $0.01 cent per share.

The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                            12/31/04(a)    12/31/03     12/31/02     12/31/01     12/31/00
CLASS B
Net asset value, beginning of period                        $  23.05      $  16.16     $  25.87     $  21.42     $  22.57
                                                            --------      --------     --------     --------     --------
Net increase (decrease) from investment operations:
   Net investment income (loss)                             $  (0.47)(b)  $  (0.28)    $  (0.39)    $  (0.40)    $  (0.41)
   Net realized and unrealized gain (loss) on investments       5.36          7.16        (9.34)++      4.85        (0.74)
                                                            --------      --------     --------     --------     --------
      Net increase from investment operations               $   4.89      $   6.88     $  (9.73)    $   4.45     $  (1.15)
                                                            --------      --------     --------     --------     --------
Redemption fees                                             $   0.00(c)   $   0.01     $   0.02     $     --     $     --
Net increase in net asset value                             $   4.89      $   6.89     $  (9.71)    $   4.45     $  (1.15)
                                                            --------      --------     --------     --------     --------
Net asset value, end of period                              $  27.94      $  23.05     $  16.16     $  25.87     $  21.42
                                                            ========      ========     ========     ========     ========
Total return*                                                  21.21%        42.64%      (37.53)%      20.77%       (5.10)%
Ratio of net expenses to average net assets                     2.08%         2.08%        2.08%        2.06%        2.06%
Ratio of net investment (loss) to average net assets           (1.37)%       (1.43)%      (1.92)%      (1.75)%      (1.71)%
Portfolio turnover rate                                           17%           46%          37%          65%          63%
Net assets, end of period (in thousands)                    $     10      $ 11,126     $  8,734     $ 14,346     $ 12,391
Ratios with no waiver of fees:
   Net expenses                                                 2.33%         2.45%        2.21%        2.09%        2.16%
   Net investment loss                                         (1.63)%       (1.80)%      (2.05)%      (1.78)%      (1.81)%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
 ++  Includes $0.10 related to investment reimbursement by affiliate.
(b) Net Investment income per share has been calculated using the average shares method.
(c)  Rounds to less than $0.01 cent per share.

   The accompanying notes are an integral part of these financial statements.

PIONEER GROWTH OPPORTUNITIES FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                                       12/31/04(a)    12/31/03     12/31/02     12/31/01     12/31/00(b)
CLASS C
Net asset value, beginning of period                   $ 23.05       $ 16.16      $ 25.85      $  21.40     $ 23.34
                                                       -------       -------      -------      --------     -------
Net increase (decrease) from investment operations:
   Net investment income (loss)                        $ (0.33)(c)   $ (0.29)     $ (0.33)     $  (0.35)    $ (0.23)
   Net realized and unrealized gain (loss) on
      investments                                         5.22          7.17        (9.38)++       4.80       (1.71)
                                                       -------       -------      -------      --------     -------
      Net increase from investment operations          $  4.89       $  6.88      $ (9.71)     $   4.45     $ (1.94)
                                                       -------       -------      -------      --------     -------
Redemption fees                                        $  0.00(d)    $  0.01      $  0.02      $     --     $    --
Net increase in net asset value                        $  4.89       $  6.89      $ (9.69)     $   4.45     $ (1.94)
                                                       -------       -------      -------      --------     -------
Net asset value, end of period                         $ 27.94       $ 23.05      $ 16.16      $  25.85     $ 21.40
                                                       =======       =======      =======      ========     =======
Total return*                                            21.21%        42.64%       37.49)%       20.74%      (8.27)%***
Ratio of net expenses to average net assets               2.08%         2.08%        2.08%         2.06%       2.02%**
Ratio of net investment (loss) to average net assets     (1.35)%       (1.45)%      (1.93)%       (1.75)%     (1.71)%**
Portfolio turnover rate                                     17%           46%          37%           65%         63%
Net assets, end of period (in thousands)               $    10       $   198      $   161      $    194     $   120
Ratios with no waiver of fees:
   Net expenses                                           2.35%         2.48%        2.33%         2.06%       2.02%**
   Net investment loss                                   (1.62)%       (1.85)%      (2.18)%       (1.75)%     (1.71)%**

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
 ++  Includes $0.10 related to investment reimbursement by affiliate.
 **  Annualized
***  Not Annualized
(b) For the period from April 30, 2000 (initial issue date of Class C shares) through December 31, 2000.
(c) Net Investment income per share has been calculated using the average shares method.
(d)  Amount rounds to less than $0.01 cent per share.

The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------


                                                                    Moderate Allocation Fund

                                                               For the period 8/9/04(a) to 1/31/05
                                                            -----------------------------------------
                                                               Class A       Class B        Class C
Net asset value, beginning of period                          $  10.00       $ 10.00       $  10.00
                                                              --------       -------       --------
Increase (decrease) from investment operations:
 Net investment income (loss) (b)                             $   0.06       $  0.01       $   0.07
 Net realized and unrealized gain (loss) on investments           0.84          0.54           0.40
                                                              --------       -------       --------
  Net increase (decrease) from investment operations          $   0.90       $  0.55       $   0.47
                                                              --------       -------       --------
Distributions to shareowners:
 Net investment income                                        $  (0.04)      $     -       $  (0.01)
 Net realized gain                                               (0.23)        (0.23)         (0.23)
                                                              --------       -------       --------
Net increase (decrease) in net asset value                    $   0.63       $  0.32       $   0.23
                                                              --------       -------       --------
Net asset value, end of period                                $  10.63       $ 10.32       $  10.23
                                                              ========       =======       ========
Total return*                                                     9.04%         5.51%          4.72%
Ratio of net expenses to average net assets**++                   0.90%         1.80%          1.80%
Ratio of net investment income to average net assets**            1.15%         0.19%          1.37%
Portfolio turnover rate**                                           20%           20%            20%
Net assets, end of period (in thousands)                      $ 13,612       $ 3,274       $  5,327

(a)  Commencement of operations.

(b)  Calculated using average shares outstanding for the period.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

++ In the absence of expense reimbursement, expenses on an annualized basis would have been 2.84%, 4.35% and 3.92% of average net assets, respectively, for Class A, Class B and Class C shares.

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------


                                                                     Growth Allocation Fund

                                                               For the period 8/9/04(a) to 1/31/05
                                                            -----------------------------------------
                                                               Class A       Class B        Class C
Net asset value, beginning of period                          $  10.00      $  10.00       $  10.00
                                                              --------      --------       --------
Increase (decrease) from investment operations:
 Net investment income (loss) (b)                             $   0.03      $   0.04       $   0.02
 Net realized and unrealized gain (loss) on investments           1.09          0.16           0.75
                                                              --------      --------       --------
  Net increase (decrease) from investment operations          $   1.12      $   0.20       $   0.77
                                                              --------      --------       --------
Distributions to shareowners:
 Net investment income                                        $  (0.03)     $      -       $  (0.01)
 Net realized gain                                               (0.25)        (0.25)         (0.25)
                                                              --------      --------       --------
Net increase (decrease) in net asset value                    $   0.84      $  (0.05)      $   0.51
                                                              --------      --------       --------
Net asset value, end of period                                $  10.84      $   9.95       $  10.51
                                                              ========      ========       ========
Total return*                                                    11.19%         1.95%          7.62%
Ratio of net expenses to average net assets**++                   0.93%         1.83%          1.83%
Ratio of net investment income to average net assets**            0.62%         0.72%          0.37%
Portfolio turnover rate**                                           13%           13%            13%
Net assets, end of period (in thousands)                      $ 11,580      $  3,226       $  6,106

(a)  Commencement of operations.

(b)  Calculated using average shares outstanding for the period.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

++ In the absence of expense reimbursement, expenses on an annualized basis would have been 3.73%, 5.34% and 5.05% of average net assets, respectively, for Class A, Class B and Class C shares.

   The accompanying notes are an integral part of these financial statements.

Pioneer Ibbotson Asset Allocation Series

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------


                                                                         Aggressive Allocation Fund

                                                                     For the period 8/9/04(a) to 1/31/05
                                                                  -----------------------------------------
                                                                     Class A       Class B        Class C
Net asset value, beginning of period                                $ 10.00        $ 10.00       $ 10.00
                                                                    -------        -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss) (b)                                   $     -        $  0.01       $ (0.01)
 Net realized and unrealized gain (loss) on investments                1.36           0.97          1.13
                                                                    -------        -------       -------
  Net increase (decrease) from investment operations                $  1.36        $  0.98       $  1.12
                                                                    -------        -------       -------
Distributions to shareowners:
 Net investment income                                              $ (0.02)       $     -       $     -
 Net realized gain                                                    (0.30)         (0.30)        (0.30)
                                                                    -------        -------       -------
Net increase (decrease) in net asset value                          $  1.04        $  0.68       $  0.82
                                                                    -------        -------       -------
Net asset value, end of period                                      $ 11.04        $ 10.68       $ 10.82
                                                                    =======        =======       =======
Total return*                                                         13.54%          9.73%        11.12%
Ratio of net expenses to average net assets**++                        0.93%          1.83%         1.83%
Ratio of net investment income (loss) to average net assets**         (0.02)%         0.18%        (0.11)%
Portfolio turnover rate**                                                12%            12%           12%
Net assets, end of period (in thousands)                            $ 6,604        $ 1,962       $ 3,113

(a)  Commencement of operations.

(b)  Calculated using average shares outstanding for the period.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

++ In the absence of expense reimbursement, expenses on an annualized basis would have been 6.66%, 9.32% and 8.70% of average net assets, respectively, for Class A, Class B and Class C shares.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended     Year Ended     Year Ended   Year Ended   Year Ended
CLASS A                                                      10/31/04       10/31/03       10/31/02     10/31/01     10/31/00
Net asset value, beginning of period                        $    22.25     $    16.93      $ 19.29      $  20.83     $  19.90
                                                            ----------     ----------      -------      --------     --------
Increase (decrease) from investment operations:
 Net investment income (loss)                               $     0.01     $     0.04      $ (0.02)     $  (0.01)    $   0.11
 Net realized and unrealized gain (loss) on investments,
  options and foreign currency transactions                       3.83           5.28        (0.97)         0.34         3.46
                                                            ----------     ----------      -------      --------     --------
  Net increase (decrease) from investment operations        $     3.84     $     5.32      $ (0.99)     $   0.33     $   3.57
Distributions to shareowners:
 Net investment income                                               -              -            -             -            -
 Net realized gain                                               (0.52)             -        (1.37)        (1.87)       (2.64)
                                                            ----------     ----------      -------      --------     --------
Net increase (decrease) in net asset value                  $     3.32     $     5.32      $ (2.36)     $  (1.54)    $   0.93
                                                            ----------     ----------      -------      --------     --------
Net asset value, end of period                              $    25.57     $    22.25      $ 16.93      $  19.29     $  20.83
                                                            ==========     ==========      =======      ========     ========
Total return*                                                    17.65%         31.42%       (5.99)%        1.85%       20.00%
Ratio of net expenses to average net assets+                      1.21%          1.37%        1.30%         1.24%        1.13%
Ratio of net investment income (loss) to average
 net assets+                                                      0.05%          0.24%       (0.09)%        0.01%        0.27%
Portfolio turnover rate                                             59%            58%          65%           95%          70%
Net assets, end of period (in thousands)                    $1,547,823     $1,208,400     $890,856      $921,310     $945,583
Ratios with reduction for fees paid indirectly:
 Net expenses                                                     1.21%          1.37%        1.30%         1.22%        1.11%
 Net investment income (loss)                                     0.05%          0.24%       (0.09)%        0.03%        0.29%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                            Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
CLASS B                                                      10/31/04      10/31/03      10/31/02      10/31/01     10/31/00
Net asset value, beginning of period                         $ 20.48       $ 15.72       $ 18.14       $ 19.85      $ 19.22
                                                             -------       -------       -------       -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                         $ (0.22)      $ (0.13)      $ (0.18)      $ (0.10)     $ (0.20)
 Net realized and unrealized gain (loss) on investments,
  options and foreign currency transactions                     3.55          4.89         (0.87)         0.26         3.47
                                                             -------       -------       -------       -------      -------
  Net increase (decrease) from investment operations         $  3.33       $  4.76       $ (1.05)      $  0.16      $  3.27
Distributions to shareowners:
 Net investment income                                             -             -             -             -            -
 Net realized gain                                             (0.49)            -         (1.37)        (1.87)       (2.64)
                                                             -------       -------       -------       -------      -------
Net increase (decrease) in net asset value                   $  2.84       $  4.76       $ (2.42)      $ (1.71)     $  0.63
                                                             -------       -------       -------       -------      -------
Net asset value, end of period                               $ 23.32       $ 20.48       $ 15.72       $ 18.14      $ 19.85
                                                             =======       =======       =======       =======      =======
Total return*                                                  16.64%        30.28%        (6.75)%        1.01%       19.04%
Ratio of net expenses to average net assets+                    2.13%         2.22%         2.10%         2.03%        1.91%
Ratio of net investment loss to average net assets+            (0.86)%       (0.61)%       (0.89)%       (0.78)%      (0.52)%
Portfolio turnover rate                                           59%           58%           65%           95%          70%
Net assets, end of period (in thousands)                    $208,844      $241,313      $264,881      $330,926     $336,301
Ratios with reduction for fees paid indirectly:
 Net expenses                                                   2.13%         2.22%         2.10%         2.01%        1.90%
 Net investment loss                                           (0.86)%       (0.61)%       (0.89)%       (0.76)%      (0.51)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS C                                                      10/31/04     10/31/03     10/31/02     10/31/01     10/31/00
Net asset value, beginning of period                         $ 20.34      $ 15.61      $ 18.04      $ 19.76      $ 19.16
                                                             -------      -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                $ (0.16)     $ (0.10)     $ (0.16)     $  0.03      $ (0.26)
 Net realized and unrealized gain (loss) on investments,
  options and foreign currency transactions                     3.46         4.83        (0.90)        0.12         3.50
                                                             -------      -------      -------      -------      -------
  Net increase (decrease) from investment operations         $  3.30      $  4.73      $ (1.06)     $  0.15      $  3.24
Distributions to shareowners:
 Net investment income                                             -            -            -            -            -
 Net realized gain                                             (0.49)           -        (1.37)       (1.87)       (2.64)
                                                             -------      -------      -------      -------      -------
Net increase (decrease) in net asset value                   $  2.81      $  4.73      $ (2.43)     $ (1.72)     $  0.60
                                                             -------      -------      -------      -------      -------
Net asset value, end of period                               $ 23.15      $ 20.34      $ 15.61      $ 18.04      $ 19.76
                                                             =======      =======      =======      =======      =======
Total return*                                                  16.60%       30.30%       (6.85)%       0.96%       18.92%
Ratio of net expenses to average net assets+                    2.11%        2.28%        2.20%        2.11%        2.01%
Ratio of net investment loss to average net assets+            (0.88)%      (0.68)%      (0.99)%      (0.86)%      (0.61)%
Portfolio turnover rate                                           59%          58%          65%          95%          70%
Net assets, end of period (in thousands)                    $105,778      $53,982      $34,605      $29,547      $24,495
Ratios with reduction for fees paid indirectly:
 Net expenses                                                   2.11%        2.28%        2.20%        2.09%        1.98%
 Net investment loss                                           (0.88)%      (0.68)%      (0.99)%      (0.84)%      (0.58)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Mid Cap Value Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
CLASS Y                                                     10/31/04    10/31/03     10/31/02     10/31/01     10/31/00
Net asset value, beginning of period                        $ 22.73     $  17.21     $ 19.50      $ 20.94      $ 19.91
                                                            -------     --------     -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.08     $   0.15     $  0.06      $  0.07      $  0.20
 Net realized and unrealized gain (loss) on investments,
  options and foreign currency transactions                    3.96         5.37       (0.98)        0.36         3.47
                                                            -------     --------     -------      -------      -------
  Net increase (decrease) from investment operations        $  4.04     $   5.52     $ (0.92)     $  0.43      $  3.67
Distributions to shareowners:
 Net investment income                                            -            -           -            -            -
 Net realized gain                                            (0.60)           -       (1.37)       (1.87)       (2.64)
                                                            -------     --------     -------      -------      -------
Net increase (decrease) in net asset value                  $  3.44     $   5.52     $ (2.29)     $ (1.44)     $  1.03
                                                            -------     --------     -------      -------      -------
Net asset value, end of period                              $ 26.17     $  22.73     $ 17.21      $ 19.50      $ 20.94
                                                            =======     ========     =======      =======      =======
Total return*                                                 18.23%       32.07%      (5.54)%       2.36%       20.56%
Ratio of net expenses to average net assets+                   0.78%        0.84%       0.84%        0.76%        0.63%
Ratio of net investment income to average net assets+          0.46%        0.76%       0.37%        0.49%        0.77%
Portfolio turnover rate                                          59%          58%         65%          95%          70%
Net assets, end of period (in thousands)                    $50,081     $  8,261     $ 6,318      $ 3,642      $ 3,376
Ratios with reduction for fees paid indirectly:
 Net expenses                                                  0.78%        0.84%       0.83%        0.75%        0.61%
 Net investment income                                         0.46%        0.76%       0.38%        0.50%        0.79%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
+  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS A                                                        11/30/04     11/30/03     11/30/02     11/30/01     11/30/00
Net asset value, beginning of period                           $ 11.18      $ 10.74      $  12.41     $  13.89     $ 12.45
                                                               -------      -------      --------     --------     -------
Increase (decrease) from investment operations:
 Net investment loss                                           $ (0.01)     $ (0.11)     $  (0.10)    $  (0.07)    $ (0.09)
 Net realized and unrealized gain (loss) on investments           1.34         1.17         (1.57)       (1.41)       1.53
                                                               -------      -------      --------     --------     -------
   Net increase (decrease) from investment operations          $  1.33      $  1.06      $  (1.67)    $  (1.48)    $  1.44
Distributions to shareowners:
 Net realized gain                                                   -        (0.62)            -            -           -
                                                               -------      -------      --------     --------     -------
Net increase (decrease) in net asset value                     $  1.33      $  0.44      $  (1.67)    $  (1.48)    $  1.44
                                                               -------      -------      --------     --------     -------
Net asset value, end of period                                 $ 12.51      $ 11.18      $  10.74     $  12.41     $ 13.89
                                                               =======      =======      ========     ========     =======
Total return*                                                    11.90%       10.63%       (13.46)%     (10.66)%     11.57%
Ratio of net expenses to average net assets+                      1.57%        2.00%         2.00%        2.00%       2.00%
Ratio of net investment loss to average net assets+              (0.11)%      (1.06)%       (1.00)%      (0.60)%     (0.68)%
Portfolio turnover rate                                             29%          53%           26%          19%         25%
Net assets, end of period (in thousands)                       $37,193      $ 8,640      $  8,069     $  2,733     $ 2,530
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     2.42%        2.77%         3.21%        5.24%       4.72%
 Net investment loss                                             (0.97)%      (1.83)%       (2.21)%      (3.84)%     (3.40)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     1.57%        2.00%         2.00%        2.00%       2.00%
 Net investment loss                                             (0.11)%      (1.06)%       (1.00)%      (0.60)%     (0.68)%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 +  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   2/17/04 (a)
                                                                       to
CLASS B                                                             11/30/04
Net asset value, beginning of period                               $  11.86
                                                                   --------
Increase from investment operations:
  Net investment loss                                              $  (0.02)
  Net realized and unrealized gain on investments                      0.60
                                                                   --------
     Net increase from investment operations                       $   0.58
                                                                   --------
Net increase in net asset value                                    $   0.58
                                                                   --------
Net asset value, end of period                                     $  12.44
                                                                   ========
Total return*                                                          4.89%
Ratio of net expenses to average net assets+                           2.53%**
Ratio of net investment loss to average net assets+                   (0.72)%**
Portfolio turnover rate                                                  29%
Net assets, end of period (in thousands)                           $  4,161
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                         2.94%**
  Net investment loss                                                 (1.13)%**
Ratios with waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                         2.52%**
  Net investment loss                                                 (0.72)%**

(a) Class B shares were first publicly offered on February 17, 2004.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized
 +  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund
FINANCIAL HIGHLIGHTS

                                                                   2/17/04 (a)
                                                                       to
CLASS C                                                             11/30/04
Net asset value, beginning of period                               $  11.86
                                                                   --------
Increase (decrease) from investment operations:
  Net investment loss                                              $  (0.01)
  Net realized and unrealized gain on investments                      0.60
                                                                   --------
     Net increase from investment operations                       $   0.59
                                                                   --------
Net increase in net asset value                                    $   0.59
                                                                   --------
Net asset value, end of period                                     $  12.45
                                                                   ========
Total return*                                                          4.97%
Ratio of net expenses to average net assets+                           2.39%**
Ratio of net investment loss to average net assets+                   (0.40)%**
Portfolio turnover rate                                                  29%
Net assets, end of period (in thousands)                           $ 14,601
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                         2.71%**
  Net investment loss                                                 (0.72)%**
Ratios with waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                         2.38%**
  Net investment loss                                                 (0.40)%**

(a) Class C shares were first publicly offered on February 17, 2004.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized
 + Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Oak Ridge Large Cap Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 8/11/04 (a)
                                                                      to
                                                                   11/30/04
CLASS Y
Net asset value, beginning of period                              $ 11.33
                                                                  -------
Increase from investment operations:
  Net investment income                                           $  0.03
  Net realized and unrealized gain on investments                    1.17
                                                                  -------
     Net increase from investment operations                      $  1.20
                                                                  -------
Net increase in net asset value                                   $  1.20
                                                                  -------
Net asset value, end of period                                    $ 12.53
                                                                  =======
Total return*                                                       10.59%
Ratio of net expenses to average net assets+                         1.09%**
Ratio of net investment income to average net assets+                2.97%**
Portfolio turnover rate                                                29%
Net assets, end of period (in thousands)                          $31,385
Ratios with no waiver of management fees and assumption of
  expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                       1.19%**
  Net investment income                                              2.87%**
Ratios with no waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                       1.09%**
  Net investment income                                              2.97%**

(a) Class Y shares were first publicly offered on August 11, 2004.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
**  Annualized
 +  Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Year Ended     Year Ended     Year Ended    Year Ended     Year Ended
CLASS A                                                      12/31/04       12/31/03       12/31/02      12/31/01       12/31/00
Net asset value, beginning of period                        $    38.00     $    30.76     $   38.87     $   44.26      $    47.60
                                                            ----------     ----------     ---------     ---------      ----------
Increase (decrease) from investment operations:
 Net investment income                                      $     0.35     $     0.28     $    0.27     $    0.18      $     0.16
 Net realized and unrealized gain (loss) on investments           4.05           7.24         (8.12)        (5.11)          (0.14)
                                                            ----------     ----------     ---------     ---------      ----------
   Net increase (decrease) from investment operations       $     4.40     $     7.52     $   (7.85)    $   (4.93)     $     0.02
Distributions to shareowners:
 Net investment income                                           (0.34)         (0.28)        (0.26)        (0.16)          (0.12)
 Net realized gain                                                   -              -             -         (0.30)          (3.24)
                                                            ----------     ----------     ---------     ---------      ----------
Net increase (decrease) in net asset value                  $     4.06     $     7.24     $   (8.11)    $   (5.39)     $    (3.34)
                                                            ----------     ----------     ---------     ---------      ----------
Net asset value, end of period                              $    42.06     $    38.00     $   30.76     $   38.87      $    44.26
                                                            ==========     ==========     =========     =========      ==========
Total return*                                                    11.64%         24.58%       (20.26)%      (11.13)%          0.12%
Ratio of net expenses to average net assets+                      1.06%          1.09%         1.11%         1.14%           1.11%
Ratio of net investment gain to average net assets+               0.90%          0.86%         0.75%         0.43%           0.31%
Portfolio turnover rate                                             14%             6%            7%            6%             20%
Net assets, end of period (in thousands)                    $5,626,270     $5,370,888     $4,584,649    $6,140,520     $6,645,954
Ratios with reductions for fees paid indirectly:
 Net expenses                                                     1.06%          1.09%         1.10%         1.13%           1.09%
 Net investment income                                            0.90%          0.86%         0.76%         0.44%           0.33%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+  Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
CLASS B                                                          12/31/04      12/31/03      12/31/02      12/31/01     12/31/00
Net asset value, beginning of period                             $  37.18      $ 30.14      $  38.13      $  43.61      $ 47.24
                                                                 --------      -------      --------      --------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $   0.01      $ (0.02)     $  (0.09)     $  (0.12)     $ (0.18)
 Net realized and unrealized gain (loss) on investments              3.96         7.08         (7.90)        (5.06)       (0.21)
                                                                 --------      -------      --------      --------      -------
   Net increase (decrease) from investment operations            $   3.97      $  7.06      $  (7.99)     $  (5.18)     $ (0.39)
Distributions to shareowners:
 Net investment income                                                  -        (0.02)            -             -            -
 Net realized gain                                                      -            -             -         (0.30)       (3.24)
                                                                 --------      -------      --------      --------      -------
Net increase (decrease) in net asset value                       $   3.97      $  7.04      $  (7.99)     $  (5.48)     $ (3.63)
                                                                 --------      -------      --------      --------      -------
Net asset value, end of period                                   $  41.15      $ 37.18      $  30.14      $  38.13      $ 43.61
                                                                 ========      =======      ========      ========      =======
Total return*                                                       10.68%       23.44%       (20.96)%      (11.87)%      (0.75)%
Ratio of net expenses to average net assets+                         1.93%        2.00%         1.98%         1.99%        1.98%
Ratio of net investment income (loss) to average net assets+         0.02%       (0.05)%       (0.12)%       (0.41)%      (0.56)%
Portfolio turnover rate                                                14%           6%            7%            6%          20%
Net assets, end of period (in thousands)                         $538,786      $555,669     $488,242      $680,820      $705,339
Ratios with reduction for fees paid indirectly:
 Net expenses                                                        1.93%        2.00%         1.97%         1.98%        1.96%
 Net investment income (loss)                                        0.02%       (0.05)%       (0.11)%       (0.40)%      (0.54)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended    Year Ended    Year Ended    Year Ended   Year Ended
CLASS C                                                        12/31/04      12/31/03      12/31/02      12/31/01     12/31/00
Net asset value, beginning of period                           $  36.84      $  29.84     $  37.74      $  43.15      $ 46.76
                                                               --------      --------     --------      --------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                  $   0.04      $   0.02     $  (0.54)     $  (0.06)     $ (0.12)
 Net realized and unrealized gain (loss) on investments            3.91          7.01        (7.34)        (5.05)       (0.25)
                                                               --------      --------     --------      --------      -------
   Net increase (decrease) from investment operations          $   3.95      $   7.03     $  (7.88)     $  (5.11)     $ (0.37)
Distributions to shareowners:
 Net investment income                                            (0.06)        (0.03)       (0.02)            -            -
 Net realized gain                                                    -             -            -         (0.30)       (3.24)
                                                               --------      --------     --------      --------      -------
Net increase (decrease) in net asset value                     $   3.89      $   7.00     $  (7.90)     $  (5.41)     $ (3.61)
                                                               --------      --------     --------      --------      -------
Net asset value, end of period                                 $  40.73      $  36.84     $  29.84      $  37.74      $ 43.15
                                                               ========      ========     ========      ========      =======
Total return*                                                     10.74%        23.58%      (20.87)%      (11.84)%      (0.72)%
Ratio of net expenses to average net assets+                       1.84%         1.89%        1.90%         1.94%        1.95%
Ratio of net investment gain (loss) to average net assets+         0.11%         0.05%       (0.03)%       (0.37)%      (0.54)%
Portfolio turnover rate                                              14%            6%           7%            6%          20%
Net assets, end of period (in thousands)                       $313,420      $292,526     $226,183      $282,616      $240,792
Ratios with reduction for fees paid indirectly:
 Net expenses                                                      1.84%         1.89%        1.89%         1.93%        1.92%
 Net investment income (loss)                                      0.11%         0.05%       (0.02%)       (0.36%)      (0.51%)

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
CLASS Y                                                     12/31/04     12/31/03     12/31/02     12/31/01     12/31/00
Net asset value, beginning of period                        $  38.09     $  30.82     $  38.93     $  44.34     $ 47.62
                                                            --------     --------     --------     --------     -------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.52     $   0.41     $   0.41     $   0.24     $  0.35
 Net realized and unrealized gain (loss) on investments         4.06         7.28        (8.13)       (5.02)      (0.14)
                                                            --------     --------     --------     --------     -------
   Net increase (decrease) from investment operations       $   4.58     $   7.69     $  (7.72)    $  (4.78)    $  0.21
Distributions to shareowners:
 Net investment income                                         (0.51)       (0.42)       (0.39)       (0.33)      (0.25)
 Net realized gain                                                 -            -            -        (0.30)      (3.24)
                                                            --------     --------     --------     --------     -------
Net increase (decrease) in net asset value                  $   4.07     $   7.27     $  (8.11)    $  (5.41)    $ (3.28)
                                                            --------     --------     --------     --------     -------
Net asset value, end of period                              $  42.16     $  38.09     $  30.82     $  38.93     $ 44.34
                                                            ========     ========     ========     ========     =======
Total return*                                                  12.15%       25.14%      (19.92)%     (10.75)%      0.50%
Ratio of net expenses to average net assets+                    0.61%        0.61%        0.70%        0.72%       0.72%
Ratio of net investment income to average net assets+           1.34%        1.31%        1.17%        0.84%       0.70%
Portfolio turnover rate                                           14%           6%           7%           6%         20%
Net assets, end of period (in thousands)                    $155,647     $139,210     $ 80,262     $101,603     $12,566
Ratios with reduction for fees paid indirectly:
 Net expenses                                                   0.61%        0.61%        0.69%        0.70%       0.70%
 Net investment income                                          1.34%        1.31%        1.18%        0.86%       0.72%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+ Ratio with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.


Pioneer Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended
                                                             3/31/05        Year Ended
CLASS A                                                    (unaudited)        9/30/04
Net asset value, beginning of period                       $   18.83        $    16.25
                                                           ---------        ----------
Increase (decrease) from investment operations:
 Net investment income                                     $    0.06        $     0.14
 Net realized and unrealized gain (loss) on invest-
  ments and foreign currency transactions                       1.50              2.62
                                                           ---------        ----------
  Net increase (decrease) from investment
   operations                                              $    1.56        $     2.76
Distributions to shareowners:
 Net investment income                                         (0.07)            (0.14)
 Net realized gain                                             (2.60)            (0.04)
                                                           ---------        ----------
Net increase (decrease) in net asset value                 $   (1.11)       $     2.58
                                                           ---------        ----------
Net asset value, end of period                             $   17.72        $    18.83
                                                           =========        ==========
Total return*                                                   8.63%            17.04%
Ratio of net expenses to average net assets+                    0.98%**           1.02%
Ratio of net investment income to average net assets+           0.80%**           0.72%
Portfolio turnover rate                                           59%**             40%
Net assets, end of period (in thousands)                   $3,894,102       $3,745,950
Ratios with reduction for fees paid indirectly:
 Net expenses                                                   0.98%**           1.02%
 Net investment income                                          0.80%**           0.72%


                                                          Year Ended      Year Ended      Year Ended     Year Ended
CLASS A                                                     9/30/03        9/30/02         9/30/01         9/30/00
Net asset value, beginning of period                      $    15.29      $   19.12       $   22.67      $    20.16
                                                          ----------      ---------       ---------      ----------
Increase (decrease) from investment operations:
 Net investment income                                    $     0.11      $    0.15       $    0.17      $     0.20
 Net realized and unrealized gain (loss) on invest-
  ments and foreign currency transactions                       3.20          (3.17)          (2.05)           3.02
                                                          ----------      ---------       ---------      ----------
  Net increase (decrease) from investment
   operations                                             $     3.31      $   (3.02)      $   (1.88)     $     3.22
Distributions to shareowners:
 Net investment income                                         (0.24)         (0.09)          (0.14)          (0.20)
 Net realized gain                                             (2.11)         (0.72)          (1.53)          (0.51)
                                                          ----------      ---------       ---------      ----------
Net increase (decrease) in net asset value                $     0.96      $   (3.83)      $   (3.55)     $     2.51
                                                          ----------      ---------       ---------      ----------
Net asset value, end of period                            $    16.25      $   15.29       $   19.12      $    22.67
                                                          ==========      =========       =========      ==========
Total return*                                                  22.94%        (16.78)%         (8.88)%         16.29%
Ratio of net expenses to average net assets+                    1.19%          1.16%           1.01%           0.96%
Ratio of net investment income to average net assets+           0.85%          0.74%           0.76%           0.81%
Portfolio turnover rate                                           40%            61%              3%              3%
Net assets, end of period (in thousands)                  $3,424,962      $3,016,623      $3,885,560     $4,614,739
Ratios with reduction for fees paid indirectly:
 Net expenses                                                   1.19%          1.16%           0.99%           0.94%
 Net investment income                                          0.85%          0.74%           0.78%           0.83%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.


Pioneer Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Six Months
                                                            Ended
                                                           3/31/05      Year Ended
CLASS B                                                  (unaudited)      9/30/04
Net asset value, beginning of period                     $   17.87       $ 15.45
                                                         ---------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                            $   (0.02)      $ (0.04)
 Net realized and unrealized gain (loss) on invest-
  ments and foreign currency transactions                     1.41          2.50
                                                         ---------       -------
  Net increase (decrease) from investment
   operations                                            $    1.39       $  2.46
Distributions to shareowners:
 Net investment income                                           -             -
 Net realized gain                                           (2.60)        (0.04)
                                                         ---------       -------
Net increase (decrease) in net asset value               $   (1.21)      $  2.42
                                                         ---------       -------
Net asset value, end of period                           $   16.66       $ 17.87
                                                         =========       =======
Total return*                                                 8.10%        15.95%
Ratio of net expenses to average net assets+                  2.02%**       1.89%
Ratio of net investment loss to average net assets+          (0.24)%**     (0.15)%
Portfolio turnover rate                                         59%**         40%
Net assets, end of period (in thousands)                 $  31,842       $32,440
Ratios with reduction for fees paid indirectly:
 Net expenses                                                 2.01%**       1.89%
 Net investment loss                                         (0.23)%**     (0.15)%


                                                       Year Ended   Year Ended   Year Ended   Year Ended
CLASS B                                                  9/30/03      9/30/02      9/30/01     9/30/00
Net asset value, beginning of period                    $ 14.71     $   18.53     $ 22.11      $ 19.74
                                                        -------     ---------     -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                           $ (0.13)    $   (0.08)    $  0.01      $ (0.14)
 Net realized and unrealized gain (loss) on invest-
  ments and foreign currency transactions                  3.08         (3.02)      (2.06)        3.02
                                                        -------     ---------     -------      -------
  Net increase (decrease) from investment
   operations                                           $  2.95     $   (3.10)    $ (2.05)     $  2.88
Distributions to shareowners:
 Net investment income                                    (0.10)            -           -            -
 Net realized gain                                        (2.11)        (0.72)      (1.53)       (0.51)
                                                        -------     ---------     -------      -------
Net increase (decrease) in net asset value              $  0.74     $   (3.82)    $ (3.58)     $  2.37
                                                        -------     ---------     -------      -------
Net asset value, end of period                          $ 15.45     $   14.71     $ 18.53      $ 22.11
                                                        =======     =========     =======      =======
Total return*                                             21.11%       (17.68)%     (9.84)%      14.81%
Ratio of net expenses to average net assets+               2.69%         2.28%       2.07%        2.23%
Ratio of net investment loss to average net assets+       (0.66)%       (0.38)%     (0.30)%      (0.48)%
Portfolio turnover rate                                      40%           61%          3%           3%
Net assets, end of period (in thousands)                $21,666     $  17,976     $22,372      $20,632
Ratios with reduction for fees paid indirectly:
 Net expenses                                              2.68%         2.29%       2.05%        2.21%
 Net investment loss                                      (0.65)%       (0.39)%     (0.28)%      (0.46)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.


Pioneer Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         Six Months
                                                            Ended
                                                           3/31/05      Year Ended
CLASS C                                                  (unaudited)      9/30/04
Net asset value, beginning of period                     $   17.87       $ 15.49
                                                         ---------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                            $   (0.03)      $ (0.09)
 Net realized and unrealized gain (loss) on invest-
  ments and foreign currency transactions                     1.41          2.51
                                                         ---------       -------
  Net increase (decrease) from investment
   operations                                            $    1.38       $  2.42
Distributions to shareowners:
 Net investment income                                           -             -
 Net realized gain                                           (2.60)        (0.04)
                                                         ---------       -------
Net increase (decrease) in net asset value               $   (1.22)      $  2.38
                                                         ---------       -------
Net asset value, end of period                           $   16.65       $ 17.87
                                                         =========       ========
Total return*                                                 8.05%        15.66%
Ratio of net expenses to average net assets+                  2.09%**       2.21%
Ratio of net investment loss to average net assets+          (0.31)%**     (0.47)%
Portfolio turnover rate                                         59%**         40%
Net assets, end of period (in thousands)                 $   9,433       $ 9,168
Ratios with reduction for fees paid indirectly:
 Net expenses                                                 2.09%**       2.20%
 Net investment loss                                         (0.31)%**     (0.46)%


                                                       Year Ended   Year Ended   Year Ended   Year Ended
CLASS C                                                  9/30/03      9/30/02      9/31/01     9/30/00
Net asset value, beginning of period                    $ 14.69     $   18.53     $ 22.16      $ 19.78
                                                        -------     ---------     -------      -------
Increase (decrease) from investment operations:
 Net investment income (loss)                           $ (0.12)    $   (0.10)    $  0.04      $ (0.15)
 Net realized and unrealized gain (loss) on invest-
  ments and foreign currency transactions                  3.13         (3.02)      (2.12)        3.04
                                                        -------     ---------     -------      -------
  Net increase (decrease) from investment
   operations                                           $  3.01     $   (3.12)    $ (2.08)     $  2.89
Distributions to shareowners:
 Net investment income                                    (0.10)            -       (0.02)           -
 Net realized gain                                        (2.11)        (0.72)      (1.53)       (0.51)
                                                        -------     ---------     -------      -------
Net increase (decrease) in net asset value              $  0.80     $   (3.84)    $ (3.63)     $  2.38
                                                        -------     ---------     -------      -------
Net asset value, end of period                          $ 15.49     $   14.69     $ 18.53      $ 22.16
                                                        =======     =========     =======      =======
Total return*                                             21.61%       (17.79)%     (9.98)%      14.83%
Ratio of net expenses to average net assets+               2.48%         2.32%       2.15%        2.19%
Ratio of net investment loss to average net assets+       (0.44)%       (0.42)%     (0.39)%      (0.43)%
Portfolio turnover rate                                      40%           61%          3%           3%
Net assets, end of period (in thousands)                $ 6,349     $   4,256     $ 4,431      $ 3,588
Ratios with reduction for fees paid indirectly:
 Net expenses                                              2.47%         2.32%       2.11%        2.16%
 Net investment loss                                      (0.43)%       (0.42)%     (0.35)%      (0.40)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Value Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended         8/11/04(a)
                                                              3/31/05            to
                                                            (unaudited)       9/30/04
CLASS Y
Net asset value, beginning of period                         $ 18.84         $ 18.16
                                                             -------         -------
Increase from investment operations:
  Net investment income                                      $  0.06         $  0.02
  Net realized and unrealized gain on investments and
   foreign currency transactions                                1.55            0.66
                                                             -------         -------
   Net increase from investment operations                   $  1.61         $  0.68
                                                             -------         -------
Distributions to shareowners:
  Net investment income                                        (0.10)              -
  Net realized gain                                            (2.60)              -
                                                             -------         -------
Net increase (decrease) in net asset value                   $ (1.09)        $  0.68
                                                             -------         -------
Net asset value, end of period                               $ 17.75         $ 18.84
                                                             =======         =======
Total return*                                                   8.96%           3.74%
Ratio of net expenses to average net assets+                    0.59%**         0.61%**
Ratio of net investment income to average net assets+           1.26%**         1.37%**
Portfolio turnover rate                                           59%**           40%
Net assets, end of period (in thousands)                     $10,187         $ 1,872
Ratios with reduction for fees paid indirectly:
  Net expenses                                                  0.59%**         0.61%**
  Net investment income                                         1.26%**         1.37%**

(a)  Class Y shares were first publicly offered on August 11, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.   33

Pioneer Short Term Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  Six Months
                                                    Ended
                                                   2/28/05           7/8/04 to
                                                  (unaudited)       8/31/04 (a)
CLASS A
Net asset value, beginning of period               $ 10.02             $10.00
                                                   -------             ------
Increase from investment operations:
  Net investment income                            $  0.10             $ 0.03
  Net realized and unrealized gain (loss)
    on investments                                   (0.09)              0.03
                                                   -------             ------
    Net increase from investment operations        $  0.01             $ 0.06
Distributions to shareowners:
  Net investment income                              (0.15)             (0.04)
                                                   -------             ------
Net increase (decrease) in net asset value         $ (0.14)            $ 0.02
                                                   -------             ------
Net asset value, end of period                     $  9.88             $10.02
                                                   =======             ======
Total return*                                         0.12%(b)           0.59%(b)
Ratio of net expenses to average net assets           0.90%**            0.90%**
Ratio of net investment income to average
  net assets                                          1.74%**            1.64%**
Portfolio turnover rate                                148%**              24%(b)
Net assets, end of period (in thousands)           $10,546             $1,478
Ratios with no waiver of management fees and
  assumption of expenses by PIM:
  Net expenses                                        1.63%**            9.40%**
  Net investment income (loss)                        1.01%**           (6.86)%**

(a)  Class A shares were first publicly offered on July 8, 2004
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized
(b)  Not annualized


24  The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended
                                                      2/28/05           7/8/04 to
                                                    (unaudited)        8/31/04 (a)
CLASS B
Net asset value, beginning of period                  $10.01              $10.00
                                                      ------              ------
Increase from investment operations:
  Net investment income                               $ 0.07              $ 0.01
  Net realized and unrealized gain (loss)
    on investments                                     (0.09)               0.03
                                                      ------              ------
    Net increase from investment operations           $(0.02)             $ 0.04
Distributions to shareowners:
  Net investment income                                (0.11)              (0.03)
                                                      ------              ------
Net increase (decrease) in net asset value            $(0.13)             $ 0.01
                                                      ------              ------
Net asset value, end of period                        $ 9.88              $10.01
                                                      ======              ======
Total return*                                          (0.20)%(b)           0.40%(b)
Ratio of net expenses to average net assets             1.79%**             1.89%**
Ratio of net investment income to average
  net assets                                            1.10%**             0.65%**
Portfolio turnover rate                                  148%**               24%(b)
Net assets, end of period (in thousands)              $1,211              $  718
Ratios with no waiver of management fees and
  assumption of expenses by PIM:
  Net expenses                                          3.02%**            10.65%**
  Net investment income (loss)                         (0.13)%**           (8.11)%**

(a)  Class B shares were first publicly offered on July 8, 2004
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized
(b)  Not annualized


  The accompanying notes are an integral part of these financial statements.  25

Pioneer Short Term Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Six Months
                                                       Ended
                                                      2/28/05           7/8/04 to
                                                    (unaudited)        8/31/04 (a)
CLASS C
Net asset value, beginning of period                  $10.00              $10.00
                                                      ------              ------
Increase from investment operations:
  Net investment income                               $ 0.04              $ 0.03
  Net realized and unrealized gain (loss)
    on investments                                     (0.05)               0.02
                                                      ------              ------
   Net increase from investment operations            $(0.01)             $ 0.05
Distributions to shareowners:
  Net investment income                                (0.12)              (0.05)
                                                      ------              ------
Net decrease in net asset value                       $(0.13)             $    -
                                                      ------              ------
Net asset value, end of period                        $ 9.87              $10.00
                                                      ======              ======
Total return*                                          (0.11)%(b)           0.46%(b)
Ratio of net expenses to average net assets             1.69%**             1.39%**
Ratio of net investment income to average
  net assets                                            0.64%**             1.16%**
Portfolio turnover rate                                  148%**               24%(b)
Net assets, end of period (in thousands)              $3,997              $2,538
Ratios with no waiver of management fees and
  assumption of expenses by PIM:
  Net expenses                                          2.86%**             9.63%**
  Net investment income (loss)                         (0.53)%**           (7.08)%**

(a)  Class C shares were first publicly offered on July 8, 2004
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized
(b)  Not annualized


26  The accompanying notes are an integral part of these financial statements.

Pioneer Short Term Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  Six Months
                                                    Ended
                                                   2/28/05           7/8/04 to
                                                 (unaudited)        8/31/04 (a)
CLASS Y
Net asset value, beginning of period                $10.01             $10.00
                                                    ------             ------
Increase from investment operations:
  Net investment income                             $ 0.16             $ 0.04
  Net realized and unrealized gain (loss)
    on investments                                   (0.11)              0.02
                                                    ------             ------
    Net increase from investment operations         $ 0.05             $ 0.06
Distributions to shareowners:
  Net investment income                              (0.17)             (0.05)
                                                    ------             ------
Net increase (decrease) in net asset value          $(0.12)            $ 0.01
                                                    ------             ------
Net asset value, end of period                      $ 9.89             $10.01
                                                    ======             ======
Total return*                                         0.50%(b)           0.57%(b)
Ratio of net expenses to average net assets           0.58%**            0.61%**
Ratio of net investment income to average
  net assets                                          4.18%**            1.94%**
Portfolio turnover rate                                148%**              24%(b)
Net assets, end of period (in thousands)            $7,378             $  530
Ratios with no waiver of management fees and
  assumption of expenses by PIM:
  Net expenses                                        1.24%**           10.54%**
  Net investment income (loss)                        3.52%**           (7.99)%**

(a)  Class Y shares were first publicly offered on July 8, 2004
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
 **  Annualized
(b)  Not annualized


  The accompanying notes are an integral part of these financial statements.  27

Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended   Year Ended   Year Ended   Year Ended     Year Ended
                                                            12/31/04     12/31/03     12/31/02     12/31/01       12/31/00
CLASS A
Net asset value, beginning of period                        $  11.70     $  11.61     $  11.47     $  11.70      $  10.98
                                                            --------     --------     --------     --------      --------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.56     $   0.56     $   0.56     $   0.53      $   0.52
 Net realized and unrealized gain (loss) on investments        (0.02)        0.09         0.23        (0.05)         0.72
                                                            --------     --------     --------     --------      --------
   Net increase from investment operations                  $   0.54     $   0.65     $   0.79     $   0.48      $   1.24
Distributions to shareowners:
 Net investment income                                         (0.57)       (0.56)       (0.57)       (0.53)        (0.52)
 In excess of net investment income                                -            -            -            -         (0.00)(a)
 Net realized gain                                                 -            -        (0.08)       (0.18)            -
                                                            --------     --------     --------     --------      --------
Net increase (decrease) in net asset value                  $  (0.03)    $   0.09     $   0.14     $  (0.23)     $   0.72
                                                            --------     --------     --------     --------      --------
Net asset value, end of period                              $  11.67     $  11.70     $  11.61     $  11.47      $  11.70
                                                            ========     ========     ========     ========      ========
Total return*                                                   4.75%        5.80%        7.07%        4.13%        11.63%
Ratio of net expenses to average net assets+                    0.91%        0.93%        0.93%        0.92%         0.95%
Ratio of net investment income to average net assets+           4.88%        4.88%        4.83%        4.49%         4.62%
Portfolio turnover rate                                           39%          80%         161%          92%           14%
Net assets, end of period (in thousands)                    $307,463     $326,173     $343,872     $333,867      $341,179
Ratios with reductions for fees paid indirectly:
 Net expenses                                                   0.91%        0.93%        0.92%        0.91%         0.91%
 Net investment income                                          4.88%        4.88%        4.84%        4.50%         4.66%

(a)  Amount rounds to less than one cent per share

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratio with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/04    12/31/03     12/31/02     12/31/01     12/31/00
CLASS B
Net asset value, beginning of period                        $ 11.59     $ 11.51      $ 11.39      $ 11.62      $ 10.90
                                                            -------     -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.48     $  0.46      $  0.46      $  0.44      $  0.43
 Net realized and unrealized gain (loss) on investments       (0.02)       0.09         0.22        (0.05)        0.72
                                                            -------     -------      -------      -------      -------
   Net increase from investment operations                  $  0.46     $  0.55      $  0.68      $  0.39      $  1.15
Distributions to shareowners:
 Net investment income                                        (0.48)      (0.47)       (0.48)       (0.44)       (0.43)
 Net realized gain                                                -           -        (0.08)       (0.18)           -
                                                            -------     -------      -------      -------      -------
Net increase (decrease) in net asset value                  $ (0.02)    $  0.08      $  0.12      $ (0.23)     $  0.72
                                                            -------     -------      -------      -------      -------
Net asset value, end of period                              $ 11.57     $ 11.59      $ 11.51      $ 11.39      $ 11.62
                                                            =======     =======      =======      =======      =======
Total return*                                                  4.07%       4.98%        6.17%        3.38%       10.78%
Ratio of net expenses to average net assets+                   1.67%       1.70%        1.69%        1.67%        1.71%
Ratio of net investment income to average net assets+          4.12%       4.10%        4.05%        3.73%        3.87%
Portfolio turnover rate                                          39%         80%         161%          92%          14%
Net assets, end of period (in thousands)                    $17,285     $20,363      $18,960      $13,735      $11,145
Ratios with reduction for fees paid indirectly:
 Net expenses                                                  1.67%       1.70%        1.69%        1.66%        1.70%
 Net investment income                                         4.12%       4.10%        4.05%        3.74%        3.88%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratio with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/04    12/31/03     12/31/02     12/31/01     12/31/00
CLASS C
Net asset value, beginning of period                        $ 11.52     $ 11.44      $ 11.31      $ 11.54      $ 10.91
                                                            -------     -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.47     $  0.48      $  0.49      $  0.49      $  0.43
 Net realized and unrealized gain (loss) on investments       (0.02)       0.08         0.21        (0.05)        0.70
                                                            -------     -------      -------      -------      -------
   Net increase from investment operations                  $  0.45     $  0.56      $  0.70      $  0.44      $  1.13
Distributions to shareowners:
 Net investment income                                        (0.48)      (0.48)       (0.49)       (0.49)       (0.43)
 In excess of net investment income                               -           -            -            -        (0.07)
 Net realized gain                                                -           -        (0.08)       (0.18)           -
                                                            -------     -------      -------      -------      -------
Net increase (decrease) in net asset value                  $ (0.03)    $  0.08      $  0.13      $ (0.23)     $  0.63
                                                            -------     -------      -------      -------      -------
Net asset value, end of period                              $ 11.49     $ 11.52      $ 11.44      $ 11.31      $ 11.54
                                                            =======     =======      =======      =======      =======
Total return*                                                  4.02%       5.04%        6.33%        3.39%       10.59%
Ratio of net expenses to average net assets+                   1.64%       1.66%        1.70%        1.62%        1.80%
Ratio of net investment income to average net assets+          4.15%       4.11%        4.03%        3.75%        3.80%
Portfolio turnover rate                                          39%         80%         161%          92%          14%
Net assets, end of period (in thousands)                    $12,577     $11,266      $ 8,673      $ 3,505      $ 1,490
Ratios with reduction for fees paid indirectly:
 Net expenses                                                  1.64%       1.66%        1.70%        1.61%        1.77%
 Net investment income                                         4.15%       4.11%        4.03%        3.76%        3.83%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+    Ratio with no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Year       Year     2/28/02(a)
                                                       Ended      Ended        to
                                                     12/31/04   12/31/03    12/31/02
CLASS Y
Net asset value, beginning of period                 $ 11.64    $ 11.56     $ 11.65
                                                     -------    -------     -------
Increase from investment operations:
  Net investment income                              $  0.57    $  0.62     $  0.19
  Net realized and unrealized gain on investments       0.01       0.07        0.02
                                                     -------    -------     -------
     Net increase from investment operations         $  0.58    $  0.69     $  0.21
Distributions to shareowners:
  Net investment income                                (0.61)     (0.61)      (0.22)
  Net realized gain                                        -          -       (0.08)
                                                     -------    -------     -------
Net increase (decrease) in net asset value           $ (0.03)   $  0.08     $ (0.09)
                                                     -------    -------     -------
Net asset value, end of period                       $ 11.61    $ 11.64     $ 11.56
                                                     =======    =======     =======
Total return*                                           5.14%      6.21%       1.40%
Ratio of net expenses to average net assets+            0.55%      0.57%       0.87%**
Ratio of net investment income to average
  net assets+                                           5.26%      5.21%       4.95%**
Portfolio turnover rate                                   39%        80%        161%
Net assets, end of period (in thousands)             $   393    $ 1,387     $   392
Ratios with reduction for fees paid indirectly:
  Net expenses                                          0.55%      0.57%       0.87%**
  Net investment income                                 5.26%      5.21%       4.95%**

(a) Class Y shares were first publicly offered on February 28, 2002. The per share amounts and ratios shown are based on the period from August 29, 2002 to December 31, 2002, during which the class had operations.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.

**   Annualized

+    Ratios with no reduction for fees paid indirectly

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended   Year Ended   Year Ended    Year Ended   Year Ended
                                                            12/31/04     12/31/03     12/31/02    12/31/01(a)    12/31/00
CLASS A
Net asset value, beginning of period                        $   9.95     $  10.27     $   9.79     $   9.76      $  9.30
                                                            --------     --------     --------     --------      -------
Increase from investment operations:
 Net investment income                                      $   0.28     $   0.28     $   0.40     $   0.52      $  0.58
 Net realized and unrealized gain (loss) on investments        (0.01)       (0.13)        0.54         0.05         0.46
                                                            --------     --------     --------     --------      -------
   Net increase from investment operations                  $   0.27     $   0.15     $   0.94     $   0.57      $  1.04
Distributions to shareowners:
 Net investment income                                         (0.43)       (0.47)       (0.46)       (0.51)       (0.58)
 Net realized gain                                                 -            -            -        (0.03)           -
                                                            --------     --------     --------     --------      -------
Net increase (decrease) in net asset value                  $  (0.16)    $  (0.32)    $   0.48     $   0.03      $  0.46
                                                            --------     --------     --------     --------      -------
Net asset value, end of period                              $   9.79     $   9.95     $  10.27     $   9.79      $  9.76
                                                            ========     ========     ========     ========      =======
Total return*                                                   2.77%        1.47%        9.78%        5.92%       11.58%
Ratio of net expenses to average net assets+                    1.16%        1.10%        1.00%        1.01%        1.04%
Ratio of net investment income to average net assets+           3.04%        2.85%        4.17%        5.14%        6.09%
Portfolio turnover rate                                           27%          66%          76%          72%          56%
Net assets, end of period (in thousands)                    $123,524     $153,939     $164,393     $115,998      $96,068
Ratios with no waiver of management fees by
 PIM and no reductions for fees paid indirectly:
 Net expenses                                                   1.16%        1.12%        1.08%        1.12%        1.16%
 Net investment income                                          3.04%        2.83%        4.09%        5.03%        5.97%
Ratios with waiver of management fees by
 PIM and reductions for fees paid indirectly:
 Net expenses                                                   1.16%        1.10%        1.00%        1.00%        1.00%
 Net investment income                                          3.04%        2.85%        4.18%        5.15%        6.13%

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  + Ratio with no reduction for fees paid indirectly.
(a) On January 1, 2001, the Trust began accreting discounts and amortizing premiums on debt securities. The effect of this charges for the year ended December 31, 2001, was to decrease net investment income by $0.02 per share, increase net realized and unrealized gain (loss) by $0.02 per share and decrease the ratio of net investment income to average net assets assuming waiver of management fees by PIM and reduction for fees paid indirectly from 5.35% to 5.15%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended   Year Ended    Year Ended   Year Ended
                                                            12/31/04    12/31/03     12/31/02    12/31/01(a)    12/31/00
CLASS B
Net asset value, beginning of period                        $  9.89     $ 10.20      $  9.76       $  9.74      $  9.28
                                                            -------     -------      -------       -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.18     $  0.19      $  0.34       $  0.44      $  0.50
 Net realized and unrealized gain (loss) on investments        0.02       (0.12)        0.50          0.04         0.46
                                                            -------     -------      -------       -------      -------
   Net increase from investment operations                  $  0.20     $  0.07      $  0.84       $  0.48      $  0.96
Distributions to shareowners:
 Net investment income                                        (0.35)      (0.38)       (0.40)        (0.42)       (0.50)
 Net realized gain                                                -           -            -         (0.04)           -
                                                            -------     -------      -------       -------      -------
Net increase (decrease) in net asset value                  $ (0.15)    $ (0.31)     $  0.44       $  0.02      $  0.46
                                                            -------     -------      -------       -------      -------
Net asset value, end of period                              $  9.74     $  9.89      $ 10.20       $  9.76      $  9.74
                                                            =======     =======      =======       =======      =======
Total return*                                                  2.02%       0.69%        8.82%         4.99%       10.68%
Ratio of net expenses to average net assets+                   1.98%       1.94%        1.80%         1.95%        1.85%
Ratio of net investment income to average net assets+          2.22%       2.02%        3.26%         4.18%        5.29%
Portfolio turnover rate                                          27%         66%          76%           72%          56%
Net assets, end of period (in thousands)                    $39,641     $55,302      $67,013       $25,008      $16,889
Ratios with no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                                  1.98%       1.96%        1.88%         2.06%        1.98%
 Net investment income                                         2.22%       2.00%        3.19%         4.07%        5.16%
Ratios with waiver of management fees by
 PIM and reductions for fees paid indirectly:
 Net expenses                                                  1.98%       1.94%        1.79%         1.93%        1.83%
 Net investment income                                         2.22%       2.02%        3.27%         4.20%        5.31%

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  + Ratio with no reduction for fees paid indirectly.
(a) On January 1, 2001, the Trust began accreting discounts and amortizing premiums on debt securities. The effect of this charges for the year ended December 31, 2001, was to decrease net investment income by $0.02 per share, increase net realized and unrealized gain (loss) by $0.02 per share and decrease the ratio of net investment income to average net assets assuming waiver of management fees by PIM and reduction for fees paid indirectly from 4.36% to 4.20%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

   The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                           Year Ended  Year Ended   Year Ended    Year Ended   Year Ended
                                                            12/31/04    12/31/03     12/31/02    12/31/01(a)    12/31/00
CLASS C
Net asset value, beginning of period                        $  9.92     $ 10.24      $  9.79       $  9.74      $  9.28
                                                            -------     -------      -------       -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.19     $  0.21      $  0.36       $  0.46      $  0.49
 Net realized and unrealized gain (loss) on investments        0.01       (0.13)        0.50          0.03         0.46
                                                            -------     -------      -------       -------      -------
   Net increase from investment operations                  $  0.20     $  0.08      $  0.86       $  0.49      $  0.95
Distributions to shareowners:
 Net investment income                                        (0.35)      (0.40)       (0.41)        (0.43)       (0.49)
 Net realized gain                                                -           -            -         (0.01)           -
                                                            -------     -------      -------       -------      -------
Net increase (decrease) in net asset value                  $ (0.15)    $ (0.32)     $  0.45       $  0.05      $  0.46
                                                            -------     -------      -------       -------      -------
Net asset value, end of period                              $  9.77     $  9.92      $ 10.24       $  9.79      $  9.74
                                                            =======     =======      =======       =======      =======
Total return*                                                  2.09%       0.75%        8.93%         5.05%       10.52%
Ratio of net expenses to average net assets+                   1.89%       1.81%        1.77%         1.84%        2.02%
Ratio of net investment income to average net assets+          2.31%       2.14%        3.16%         4.22%        5.14%
Portfolio turnover rate                                          27%         66%          76%           72%          56%
Net assets, end of period (in thousands)                    $27,832     $37,456      $38,258       $ 6,776      $ 3,221
Ratios with no waiver of management fees by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                                  1.89%       1.83%        1.84%         1.95%        2.15%
 Net investment income                                         2.31%       2.12%        3.08%         4.11%        5.01%
Ratios with waiver of management fees by
 PIM and reductions for fees paid indirectly:
 Net expenses                                                  1.89%       1.81%        1.76%         1.81%        1.97%
 Net investment income                                         2.31%       2.14%        3.16%         4.25%        5.19%

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  + Ratio with no reduction for fees paid indirectly.
(a) On January 1, 2001, the Trust began accreting discounts and amortizing premiums on debt securities. The effect of this changes for the year ended December 31, 2001, was to decrease net investment income by $0.01 per share, increase net realized and unrealized gain (loss) by $0.01 per share and decrease the ratio of net investment income to average net assets assuming waiver of management fees by PIM and reduction for fees paid indirectly from 4.42% to 4.25%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

   The accompanying notes are an integral part of these financial statements.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

   In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees and officers of your AmSouth Fund or its affiliates, including personnel of your AmSouth Fund's transfer agent, Pioneer Funds' investment adviser, Pioneer, Pioneer Funds' transfer agent, PIMSS, or by broker-dealer firms. [ ], has been retained to provide proxy solicitation services to the Funds at a cost of approximately $[ ]. Pioneer and AmSouth Bancorporation will bear the cost of such solicitation.

Revoking Proxies

   An AmSouth Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

   o by filing a written notice of revocation with your AmSouth Fund's transfer agent, BISYS Fund Services, at P.O. Box 182733, Columbus, Ohio 43218-2733, or

   o by returning a duly executed proxy with a later date before the time of the Meeting, or

   o if a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of your AmSouth Fund (without complying with any formalities) at any time before it is voted.

   Being present at the Meeting alone does NOT revoke a previously executed and returned proxy.

Outstanding Shares

   Only shareholders of record on [ ], 2005 (the "record date") are entitled to notice of and to vote at the Meeting. As of the record date, the following number of shares of each AmSouth Fund were outstanding.

                                                                                 Shares Outstanding
         AmSouth Fund                                                            (as of [ ], 2005)
         ------------                                                            -----------------
         AmSouth Capital Growth Fund .......................
         AmSouth Large Cap Fund.............................
         AmSouth Enhanced Market Fund.......................
         AmSouth Value Fund.................................
         AmSouth Mid Cap Fund ..............................
         AmSouth Small Cap Fund ............................
         AmSouth International Equity Fund .................
         AmSouth Select Equity Fund ........................
         AmSouth Balanced Fund

         AmSouth Strategic Portfolios: Aggressive Growth Portfolio
         AmSouth Strategic Portfolios: Growth Portfolio
         AmSouth Strategic Portfolios: Growth and Income Portfolio
         AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio
         AmSouth High Quality Bond Fund
         AmSouth Florida Tax-Exempt Fund
         AmSouth High Quality Municipal Bond Fund
         AmSouth Tennessee Tax-Exempt Fund
         AmSouth Government Income Fund
         AmSouth Limited Term Bond Fund
         AmSouth Treasury Reserve Money Market Fund
         AmSouth Prime Money Market Fund
         AmSouth Tax-Exempt Money Market Fund
         AmSouth Institutional Prime Obligations Money Market Fund

Other Business

   Your AmSouth Fund's Board of Trustees knows of no business to be presented for consideration at the Meeting other than Proposals 1(a)-(w). If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

   If, by the time scheduled for the Meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes "for" the proposals have not been received, the persons named as proxies may propose the Meeting with respect to one or more of the Funds to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting for that Fund without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original Meeting (in which case the Board of Trustees of your AmSouth Fund will set a new record date), your AmSouth Fund will give notice of the adjourned meeting to its shareholders.

Telephone Voting

   In addition to soliciting proxies by mail, by fax or in person, your AmSouth Fund may also arrange to have votes recorded by telephone by officers and employees of your AmSouth Fund or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. Your AmSouth Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

   o A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

   o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions.

   o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

   o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

   o If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

   o  [Insert touchtone telephone voting information]

Internet Voting

   You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through the tabulator. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders give their voting instructions, and to confirm that shareholders instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

   o  Read the proxy statement and have your proxy card at hand.

   o  Go to the Web site listed on your proxy card.

   o  Enter control number found on your proxy card.

   o Follow the simple instructions on the Web site. Please call AmSouth Funds at 1-800-624-5711 if you have any problems.

   o To insure that your instructions have been recorded correctly you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

   o  [Insert touchtone telephone voting information]

Shareholders' Proposals

   Your AmSouth Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by the your AmSouth Fund to [ ] within a reasonable time before any meeting. If the Reorganization is completed, your AmSouth Fund will not hold another shareholder meeting.

Appraisal Rights

   If the Reorganization of your AmSouth Fund is approved at the Meeting, shareholders of your AmSouth Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the Investment Company Act, which supersede state law. Shareholders of your AmSouth Funds, however, have the right to redeem their Fund shares until the closing date of the Reorganizations.

                    OWNERSHIP OF SHARES OF THE AMSOUTH FUNDS

   To the knowledge of your AmSouth Fund, as of May 31, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the AmSouth Funds.

                                                                                               Percent of the
                                                                                                Class Held by
Fund/Class                                                             No. of Shares             Shareholder

AMSOUTH BALANCED FUND - CLASS A

AMVESCAP NATL TR CO AS AGENT FOR AM
BANK FBO AMSOUTH THRIFT PLAN
PO BOX 105779
ATLANTA  GA  30348                                                       1715208.626                20.75%

AMVESCAP NATIONAL TRUST CO AS AGENT
FOR AMSOUTH BANK FBO BCBS ALABAMA
PO BOX 105779
ATLANTA  GA  30348                                                       1471810.189                17.80%

AMVESCAP NATL TR CO AS AGENT FOR AM
BANK FBO BRASFIELD   GORRIE EMPLOYEE
PO BOX 105779
ATLANTA  GA  30348                                                        516827.177                 6.25%

AMSOUTH BALANCED FUND -- CLASS I

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    1699127.878                42.24%

AMVESCAP NATIONAL TRUST COMPANY
AS AGENT FOR AMSOUTH BANK
PO BOX 105779
ATLANTA  GA  303485779                                                    410690.141                10.21%

BISYS RETIREMENT SERVICES FBO
WARRIOR TRACTOR   EQUIPMENT 401K
SUITE 300
DENVER  CO  80202                                                         398294.497                 9.90%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                     388726.276                 9.66%

AMVESCAP NATL TR CO AS AGENT FOR
AMSOUTH FBO TRACTOR EQUIPMENT
PO BOX 105779
ATLANTA  GA  30348                                                        275539.796                 6.85%

AMSOUTH CAPITAL GROWTH FUND - CLASS A

AMVESCAP NATL TR CO AS AGENT FOR AM
BANK FBO AMSOUTH THRIFT PLAN
PO BOX 105779
ATLANTA  GA  30348                                                       1070750.463                38.96%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                     377488.597                13.73%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                     211229.688                 7.69%

AMSOUTH CAPITAL GROWTH FUND - CLASS I

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    9494447.536                44.36%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    6607120.324                30.87%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    1961155.966                 9.16%

AMSOUTH ENHANCED MARKET FUND - CLASS A

AMVESCAP NATL TR CO AS AGENT FOR AM
BANK FBO AMSOUTH THRIFT PLAN
PO BOX 105779
ATLANTA  GA  30348                                                       1210321.897                51.77%

AMSOUTH ENHANCED MARKET FUND - CLASS I

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    5170497.283                39.49%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    3172919.272                24.23%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    1300636.003                 9.93%

AMSOUTH GROWTH & INCOME PORTFOLIO
3435 STELZER RD
ATTN  FUND ACCOUNTING
COLUMBUS  OH  43219                                                      1207905.925                 9.22%

AMSOUTH AGGRESSIVE GROWTH PORTFOLIO
3435 STELZER RD
ATTN  FUND ACCOUNTING
COLUMBUS  OH  43219                                                       905753.760                 6.92%

AMSOUTH GROWTH PORTFOLIO
3435 STELZER RD
ATTN  FUND ACCOUNTING
COLUMBUS  OH  43219                                                       889061.074                 6.79%

AMSOUTH FLORIDA TAX-EXEMPT FUND - CLASS A

PERSHING LLC
ONE PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                                    189171.452                47.37%

PERSHING LLC
ONE PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                                     23706.469                 5.94%

AMSOUTH FLORIDA TAX-EXEMPT FUND - CLASS B

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                      23882.318                10.20%

NATIONAL FINANCIAL SERVICES LLC
777 COMMERCE BLVD
CARLSTADT  NJ  07072                                                       23607.177                10.08%

PERSHING LLC
ONE PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                                     21373.706                 9.13%

PERSHING LLC
ONE PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                                     12642.701                 5.40%

AMSOUTH FLORIDA TAX-EXEMPT FUND - CLASS I

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    4109578.869                95.09%

AMSOUTH GOVERNMENT INCOME FUND - CLASS A

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                     271795.024                13.22%

BISYS RETIREMENT SERVICES FBO
BUILDER S SUPPLY COMPANY INC  PROF
SUITE 300
DENVER  CO  80202                                                         136915.126                 6.66%

PERSHING LLC
ONE PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                                    107296.831                 5.22%

BISYS RETIREMENT SERVICES FBO
AEROPRES CORPORATION RETIREMENT SAV
SUITE 300
DENVER  CO  80202                                                         103899.243                 5.05%

AMSOUTH GOVERNMENT INCOME FUND - CLASS I

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    7095421.548                50.39%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    3641649.788                25.86%

AMSOUTH GROWTH & INCOME PORTFOLIO
3435 STELZER RD
ATTN  FUND ACCOUNTING
COLUMBUS  OH  43219                                                       977512.782                 6.94%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    875083.106                  6.21%

AMSOUTH STRATEGIC PORTFOLIOS: GROWTH & INCOME PORTFOLIO - CLASS I

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    2021724.353                52.75%

BISYS RETIREMENT SERVICES FBO
C C CLARK  INC  401K  PLAN
SUITE 300
DENVER  CO  80202                                                         493107.625                12.87%

BISYS RETIREMENT SERVICES FBO
EAR  NOSE   THROAT CENTER RET SAVIN
SUITE 300
DENVER  CO  80202                                                         324655.761                 8.47%

AMSOUTH STRATEGIC PORTFOLIOS: GROWTH & INCOME PORTFOLIO - CLASS A

BISYS RETIREMENT SERVICES FBO
THE WOMEN S CLINIC  AMC P S PLAN
SUITE 300
DENVER  CO  80202                                                         551605.180                10.00%

BISYS RETIREMENT SERVICES FBO
ACE BOLT   SCREW CO  INC PROFIT SHA
SUITE 300
DENVER  CO  80202                                                         450593.183                 8.17%

BISYS RETIREMENT SERVICES FBO
HEART CNTR CARDIOVASC SPECIALISTS 4
SUITE 300
DENVER  CO  80202                                                         431874.127                 7.83%

BISYS RETIREMENT SERVICES FBO
EAR  NOSE   THROAT PHYS  N  MISS  4
SUITE 300
DENVER  CO  80202                                                         392323.861                 7.11%

AMSOUTH STRATEGIC PORTFOLIOS: GROWTH PORTFOLIO - CLASS A

AMVESCAP NATIONAL TRUST COMPANY
AS AGENT FOR AMSOUTH BANK
PO BOX 105779
ATLANTA  GA  30348                                                        320083.181                10.22%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                     249833.742                 7.98%

BISYS RETIREMENT SERVICES FBO
NORTH MISSISSIPPI ORAL 401 K  PS PL
SUITE 300
DENVER  CO  80202                                                         177625.115                 5.67%

AMSOUTH STRATEGIC PORTFOLIOS: GROWTH PORTFOLIO - CLASS I

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                     338956.524                39.79%

AMSOUTH BANK
COOK YANCEY KING GALLOWAY
PO BOX 12365
BIRMINGHAM  AL  35202                                                     180856.121                21.23%

BISYS RETIREMENT SERVICES FBO
SEABROOK EES PROFIT SHARING RETIREM
SUITE 300
DENVER  CO  80202                                                          61057.862                 7.17%

BISYS RETIREMENT SERVICES FBO
WALKER-J-WALKER  INC  PROFIT SHARIN
SUITE 300
DENVER  CO  80202                                                          54070.165                 6.35%

AMSOUTH HIGH QUALITY BOND FUND - CLASS A

AMVESCAP NATL TR CO AS AGENT FOR AM
BANK FBO AMSOUTH THRIFT PLAN
PO BOX 105779
ATLANTA  GA  30348                                                        408992.228                 8.57%

AMVESCAP NATL TR CO AS AGENT FOR AM
BANK FBO BRASFIELD   GORRIE EMPLOYE
PO BOX 105779
ATLANTA  GA  30348                                                        352495.555                 7.39%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                     247519.307                 5.19%

AMSOUTH HIGH QUALITY BOND FUND - CLASS I

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                   26799824.811                53.13%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                   10603041.188                21.02%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    7283299.375                14.44%

AMSOUTH HIGH QUALITY MUNICIPAL BOND FUND - CLASS A

PERSHING LLC
ONE PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                                    104433.621                 6.82%

PERSHING LLC
ONE PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                                     87715.686                 5.73%

PERSHING LLC
ONE PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                                     86290.640                 5.64%

AMSOUTH HIGH QUALITY MUNICIPAL BOND FUND - CLASS B

PERSHING LLC
ONE PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                                     30788.736                 8.37%

PERSHING LLC
ONE PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                                     23100.812                 6.28%


PERSHING LLC
ONE PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                                     21701.795                 5.90%

AMSOUTH HIGH QUALITY MUNICIPAL BOND FUND - CLASS I

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                   22801740.026                75.08%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    5278700.919                17.38%

AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND - CLASS I

KENNEBURT & COMPANY
PO BOX 11426 CSTDY UNIT
ATTN PROPRIETARY FUNDS-RCS 5
BIRMINGHAM  AL  352021426                                              158300602.970                85.16%

AMSOUTH STABLE PRINCIPAL
3435 STELZER RD
COLUMBUS  OH  43219                                                     27494605.160                14.79%

AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND - CLASS II

AMSOUTH BANK
PO BOX 11301
BIRMINGHAM  AL  35202                                                   70956579.050                50.70%

AMSOUTH BANK
PO BOX 11301
BIRMINGHAM  AL  35202                                                   67986840.140                48.58%

AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND - CLASS III

AMSOUTH BANK
PO BOX 11301
BIRMINGHAM  AL  35202                                                   25788178.200                53.36%

AMSOUTH BANK
PO BOX 11301
BIRMINGHAM  AL  35202                                                   22543387.510                46.64%

AMSOUTH INTERNATIONAL EQUITY FUND CLASS A

AMVESCAP NATL TR CO AS AGENT FOR AM
BANK FBO AMSOUTH THRIFT PLAN
PO BOX 105779
ATLANTA  GA  30348                                                        797254.163                41.59%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                     113859.081                 5.94%

AMSOUTH INTERNATIONAL EQUITY FUND - CLASS B

PERSHING LLC
ONE PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                                     12844.984                 5.44%

PERSHING LLC
ONE PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                                     12158.459                 5.15%

AMSOUTH INTERNATIONAL EQUITY FUND - CLASS I

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                   13164141.723                40.32%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                   12757231.053                39.07%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    5128059.560                15.71%

AMSOUTH LARGE CAP FUND - CLASS A

AMVESCAP NATL TR CO AS AGENT FOR AM
BANK FBO AMSOUTH THRIFT PLAN
PO BOX 105779
ATLANTA  GA  30348                                                        915132.986                14.78%

AMVESCAP NATIONAL TRUST CO AS AGENT
FOR AMSOUTH BANK FBO BCBS ALABAMA
PO BOX 105779
ATLANTA  GA  30348                                                        353866.656                 5.71%

AMSOUTH LARGE CAP FUND - CLASS I

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    4711697.773                44.77%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    2591205.997                24.62%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                     877383.765                 8.34%

AMSOUTH LIMITED TERM BOND FUND - CLASS I

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    6184887.811                45.58%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    2906788.007                21.42%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    1769958.318                13.04%

AMSOUTH GROWTH & INCOME PORTFOLIO
3435 STELZER RD
ATTN  FUND ACCOUNTING
COLUMBUS  OH  43219                                                      1298415.623                 9.57%

ASO  MODERATE GROWTH & INCOME PORTFOLIO
3435 STELZER RD
ATTN  FUND ACCOUNTING
COLUMBUS  OH  43219                                                       762989.072                 5.62%

AMSOUTH LIMITED TERM BOND FUND - CLASS A

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                     374104.316                17.12%

AMVESCAP NATL TR CO AS AGENT FOR AM
BANK FBO SWEETWATER HOSPITAL
PO BOX 105779
ATLANTA  GA  30348                                                        124584.336                 5.70%

AMSOUTH BANCORPORATION DEFERRED
COMPENSATION STATE STREET BANK & TRST CO
200 NEWPORT AVE
N QUINCY  MA  02171                                                       116021.696                 5.31%

AMSOUTH MID CAP FUND - CLASS A

AMVESCAP NATL TR CO AS AGENT FOR AM
BANK FBO AMSOUTH THRIFT PLAN
PO BOX 105779
ATLANTA  GA  30348                                                        802916.574                48.91%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                      91296.704                 5.56%

AMSOUTH MID CAP FUND - CLASS I

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    7441208.353                52.27%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    2930649.379                20.59%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    2295303.215                16.12%

AMSOUTH STRATEGIC PORTFOLIOS: MODERATE GROWTH & INCOME PORTFOLIO - CLASS A

MCB TRUST SERVICES AS AGENT FOR
FRONTIER TRUST CO AS TRUSTEE
SUITE 300
700 17TH STREET
DENVER  CO  80202                                                         258695.800                10.98%

BISYS RETIREMENT SERVICES FBO
WEST QUALITY FOOD SERVICE  INC 401
SUITE 300
DENVER  CO  80202                                                         159234.626                 6.76%

HARTFORD LIFE INSURANCE COMPANY
200 HOPMEADOW STREET
SIMSBURY  CT  06089                                                       122492.770                 5.20%

AMSOUTH STRATEGIC PORTFOLIOS: MODERATE GROWTH & INCOME PORTFOLIO - CLASS I

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                     924772.196                65.62%

BISYS RETIREMENT SERVICES FBO
C C  CLARK  INC  401 K  PLAN
SUITE 300
DENVER  CO  80202                                                         125779.661                 8.93%

AMSOUTH PRIME MONEY MARKET - CLASS B

PERSHING LLC
ONE PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                                    161909.410                 5.13%

AMSOUTH PRIME MONEY MARKET - CLASS A

PERSHING LLC FOR EXCLUSIVE BENEFIT OF
1 PERSHING PLAZA
ATTN CASH MANAGEMENT
JERSEY CITY  NJ  073990002                                             379898167.130                91.84%

AMSOUTH PRIME MONEY MARKET - CLASS I

KENNEBURT & COMPANY
PO BOX 11426 CSTDY UNIT
ATTN PROPRIETARY FUNDS-RCS 5
BIRMINGHAM  AL  352021426                                              187188291.480                88.44%

AMSOUTH SELECT EQUITY FUND - CLASS A

HARTFORD LIFE INSURANCE COMPANY
200 HOPMEADOW STREET
SIMSBURY  CT  06089                                                        79018.203                 5.38%

AMSOUTH SELECT EQUITY FUND - CLASS I

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    2612223.528                41.08%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    1484146.651                23.34%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                     879827.617                13.84%

AMSOUTH GROWTH & INCOME PORTFOLIO
3435 STELZER RD
ATTN  FUND ACCOUNTING
COLUMBUS  OH  43219                                                       474197.822                 7.46%

AMSOUTH AGGRESSIVE GROWTH PORTFOLIO
3435 STELZER RD
ATTN  FUND ACCOUNTING
COLUMBUS  OH  43219                                                       349432.489                 5.50%

AMSOUTH GROWTH PORTFOLIO
3435 STELZER RD
ATTN  FUND ACCOUNTING
COLUMBUS  OH  43219                                                       349007.389                 5.49%

AMSOUTH SMALL CAP FUND -- CLASS A

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                     132743.418                11.61%

 KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                     108121.506                 9.46%

BISYS RETIREMENT SERVICES FBO
SAWGRASS ASSET MGMT   LLC 401 K  PL
SUITE 300
DENVER  CO  80202                                                         102357.551                 8.96%
AMSOUTH SMALL CAP FUND - CLASS I

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                   15266531.186                58.24%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    5060997.797                19.31%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    3553803.391                13.56%

AMSOUTH STRATEGIC PORTFOLIOS:  AGGRESSIVE GROWTH FUND - CLASS A

HARTFORD LIFE INSURANCE COMPANY
200 HOPMEADOW STREET
SIMSBURY  CT  06089                                                       178046.693                 7.44%

BISYS RETIREMENT SERVICES FBO
EAST CARROLL LUMBER YARD  INC  PROF
SUITE 300
DENVER  CO  80202                                                         170079.283                 7.11%

AMVESCAP NATIONAL TRUST CO AS AGENT
FOR AMSOUTH BANK FBO
PO BOX 105779
ATLANTA  GA 303485779                                                     126965.217                 5.31%

AMSOUTH STRATEGIC PORTFOLIOS: AGGRESSIVE GROWTH FUND - CLASS I

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM AL 35202                                                       466778.020                29.81%

BISYS RETIREMENT SERVICES FBO
C C CLARK INC 401K PLAN
SUITE 300
DENVER  CO  80202                                                         229924.893                14.68%

BISYS RETIREMENT SERVICES FBO
WALKER-J-WALKER  INC  PROFIT SHARIN
SUITE 300
DENVER  CO  80202                                                         144952.998                 9.26%

BISYS RETIREMENT SERVICES FBO
SEABROOK EES PROFIT SHARING RETIREM
SUITE 300
DENVER  CO  80202                                                          92304.222                 5.89%

AMSOUTH TAX-EXEMPT MONEY MARKET FUND - CLASS A

PERSHING LLC FOR EXCLUSIVE BENEFIT OF
1 PERSHING PLAZA
ATTN CASH MANAGEMENT
JERSEY CITY  NJ  073990002                                              23244618.300                73.44%

PERSHING LLC
ONE PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                                   4030386.870                12.73%

NATIONAL FINANCIAL SERVICES CORP
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY ST
ONE WORLD FINAN CENTER ATTN C ROBINSON
NEW YORK  NY  10281                                                      3261858.500                10.30%

AMSOUTH TAX-EXEMPT MONEY MARKET FUND - CLASS I

KENNEBURT & COMPANY
PO BOX 11426 CSTDY UNIT
ATTN PROPRIETARY FUNDS-RCS 5
BIRMINGHAM  AL  352021426                                              107917283.360                96.98%

AMSOUTH TENNESSEE TAX-EXEMPT FUND - CLASS A

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                     179781.205                35.21%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                      95362.274                18.68%

PERSHING LLC
ONE PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                                     57233.178                11.21%

AMSOUTH TENNESSEE TAX-EXEMPT FUND - CLASS B

PERSHING LLC
ONE PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                                     23266.866                11.30%

PERSHING LLC
ONE PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                                     17255.803                 8.38%

PERSHING LLC
ONE PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                                     10945.262                 5.32%

PERSHING LLC
ONE PERSHING PLAZA
14TH FLOOR
JERSEY CITY  NJ  07399                                                     10488.014                 5.09%

AMSOUTH TENNESSEE TAX-EXEMPT FUND - CLASS I

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202
                                                                         1772994.531                62.92%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                     995331.856                35.32%

AMSOUTH TREASURY RESERVES MONEY MARKET FUND - CLASS A

HARE & CO
111 SANDERS CREEK PKY
ATTN STIF/MASTER NOTE
E SYRACUSE  NY  13057                                                   38299358.430                52.54%

PERSHING LLC FOR EXCLUSIVE BENEFIT OF
1 PERSHING PLAZA
ATTN CASH MANAGEMENT
JERSEY CITY  NJ  073990002                                              12126285.150                16.63%

KENNEBERT & CO
PO BOX 11426 PROPRIETARY FUNDS
ATTN PROPRIETARY FUNDS-RCS 5
BIRMINGHAM  AL  352021426                                                8066816.700                11.07%

AMSOUTH TREASURY RESERVES MONEY MARKET FUND - CLASS I

KENNEBERT & CO
PO BOX 11426 PROPRIETARY FUNDS
ATTN PROPRIETARY FUNDS-RCS 5
BIRMINGHAM  AL  352021426                                               94810912.500                89.50%

AMSOUTH VALUE FUND - CLASS A

AMVESCAP NATL TR CO AS AGENT FOR AM
BANK FBO AMSOUTH THRIFT PLAN
PO BOX 105779
ATLANTA  GA  30348                                                       2180962.955                27.62%

AMVESCAP NATIONAL TRUST CO AS AGENT
FOR AMSOUTH BANK FBO BCBS ALABAMA
PO BOX 105779
ATLANTA  GA  30348                                                        866126.184                10.97%

AMSOUTH VALUE FUND - CLASS I

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    9568628.617                49.61%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    3850594.742                19.96%

KENNEBURT & COMPANY FBO ASO TRUST
ATTN MUTUAL FUND OPERATIONS
PO BOX 12365
BIRMINGHAM  AL  35202                                                    2691930.204               13.96%

   As of May 31, 2005, the trustees and officers of your AmSouth Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of your AmSouth Fund.

   AmSouth Bank or other companies controlled by AmSouth Bancorporation (the "AmSouth Companies") beneficially own shares of certain AmSouth Funds. The AmSouth Companies intend to hire an independent fiduciary to vote their shares in a fiduciary capacity.

                    OWNERSHIP OF SHARES OF THE PIONEER FUNDS

   To the knowledge of your Pioneer Fund, as of May 31, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Pioneer Funds.

-----------------------------------------------------------------------------------
Fund/Class          Shareholder Name and Address                Percentage of Class
                                                                Held by Shareholder
-----------------------------------------------------------------------------------
Pioneer America Income Fund
-----------------------------------------------------------------------------------
Class B             MLPF&S For the Sole Benefit of its
                    Customers                                   11.07%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
Class C             MLPF&S For the Sole Benefit of its
                    Customers                                   27.84%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    Citigroup Global Markets Inc.
                    Attn Peter Booth                            7.41%
                    333 West 24th St. 7th Fl.
                    New York, NY 10001-2402
-----------------------------------------------------------------------------------
Class R             MLPF&S For the Sole Benefit of its
                    Customers                                   31.00%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Fund/Class          Shareholder Name and Address                Percentage of Class
                                                                Held by Shareholder
-----------------------------------------------------------------------------------
                    MCB Trust Services Cust FBO
                    Skyland Automotive Inc Emplo                12.60%
                    700 17th St. Ste 300
                    Denver, CO 80202-3531
-----------------------------------------------------------------------------------
                    MCB Trust Services Cust FBO
                    Big Boy 401(K) Plan & Trust                24.93%
                    700 17th St. Ste 300
                    Denver, CO 80202-3531
-----------------------------------------------------------------------------------
                    MCB Trust Services Cust FBO
                    United Construction Trades &                8.13%
                    Industrial Emp Int'l Union 401(K) Plan
                    700 17th St. Ste 300
                    Denver, CO 80202-3531
-----------------------------------------------------------------------------------
                    MCB Trust Services Cust. F/B/O
                    Citizens Bank of Hartsville                 7.37%
                    700 17th St. Ste 300
                    Denver, CO 80202-3531
-----------------------------------------------------------------------------------
                    Charles Schwab & Co Inc.
Investor Class      Exclusive Benefit of its Cust.              5.79%
Shares              Attn: Mutual Fund Dept.
                    101 Montgomery St.
                    San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------
Pioneer Bond Fund
-----------------------------------------------------------------------------------
                    MLPF&S
Class B             For the Sole Benefit of its Customers       9.87%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    MLPF&S
Class C             For the Sole Benefit of its Customers       13.13%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    Citigroup Global Markets Inc.
                    Attn Peter Booth                            24.02%
                    333 West 24th St. 7th Fl.
                    New York, NY 10001-2402
-----------------------------------------------------------------------------------
                    MCB Trust Services Cust. FBO
Class R             ABI Companies Inc/CLW Real Estate         10.28%
                    700 17th St. Ste 300
                    Denver, CO 80202-3531
-----------------------------------------------------------------------------------
                    MLPF&S
                    For the Sole Benefit of its Customers       76.36%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    MCB Trust Services Cust FBO
                    United Construction Trades & Industrial     8.37%
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Fund/Class          Shareholder Name and Address                Percentage of Class
                                                                Held by Shareholder
-----------------------------------------------------------------------------------
                    Emp Int'l Union 401(K)
                    700 17th St. Ste 300
                    Denver, CO 80202-3531
--------------------------------------------------------------------------------
Class Y             John F. Cogan Jr.
                    C/O Hale and Dorr                           6.06%
                    60 State Street
                    Boston, MA 02109-1800
-----------------------------------------------------------------------------------
                    FISERV Securities, Inc.
                    Attn: Mutual Funds                          12.59%
                    One Commerce Square
                    2005 Market Street Suite 1200
                    Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------
                    FISERV Securities, Inc.
                    Attn: Mutual Funds                          25.16%
                    One Commerce Square
                    2005 Market Street Suite 1200
                    Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------
                    FISERV Securities, Inc.
                    Attn: Mutual Funds                          33.24%
                    One Commerce Square
                    2005 Market Street Suite 1200
                    Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------
                    MLPF&S For the Sole Benefit of its
                    Customers                                   14.09%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    PIM IRA Cust For
Investor Class      Theodore R Lundberg                         9.48%
Shares              2526 174th Ave NE
                    Redmond, WA 98052-6222
-----------------------------------------------------------------------------------
                    PIM IRA Cust for
                    Marilyn M Davis                             5.04%
                    1974 W Macarthur St
                    RCH Palos VRD, CA 90275-1110
-----------------------------------------------------------------------------------
Pioneer Cash Reserves Fund
-----------------------------------------------------------------------------------
                    Citigroup Global Markets Inc.
Class B             Attn Peter Booth                            5.53%
                    333 West 24th St. 7th Fl.
                    New York, NY 10001-2402
-----------------------------------------------------------------------------------
                    Patterson & Co. FBO
Class R             Global Power Systems & FL 401K Plan         39.94%
                    1525 West Wt Harris Blvd
                    Charlotte, NC 28288-0001
-----------------------------------------------------------------------------------
                    MCB Trust Services Cust FBO
                    Big Boy 401(K) Plan & Trust                33.64%
                    700 17th St. Ste 300
                    Denver, CO 80202-3531
-----------------------------------------------------------------------------------
                    MCB Trust Services Cust FBO
                    Gerken Retirement Savings Plan              14.19%
                    700 17th St. Ste 300
                    Denver, CO 80202-3531
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Fund/Class          Shareholder Name and Address                Percentage of Class
                                                                Held by Shareholder
-----------------------------------------------------------------------------------
                    Pioneer Funds Distributor Inc.
Class Y             Attn: Melissa Semenza                       100%
                    60 State Street
                    Boston, MA 02109-1800
-----------------------------------------------------------------------------------
Pioneer Fund
-----------------------------------------------------------------------------------
                    MLPF&S
Class B             For the Sole Benefit of its Customers       14.40%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    MLPF&S
Class C             For the Sole Benefit of its Customers       35.36%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    Citigroup Global Markets Inc.
                    Attn Peter Booth                            8.70%
                    333 West 24th St. 7th Fl.
                    New York, NY 10001-2402
-----------------------------------------------------------------------------------
                    ING National Trust, Trustee
Class R             Agreement And AETNA 403 (B) (7)             50.01%
                    Custodial Acct 3/26/97 Trustee for
                    Thomas J Botticelli DTD 04/22/1996
                    151 Farmington Ave - TN41
                    Hartford, CT 06156
-----------------------------------------------------------------------------------
                    AETNA Life Insurance & Annuity Co
                    151 Farmington Ave - TN41                   28.19%
                    Hartford, CT 06156-0001
-----------------------------------------------------------------------------------
                    Pioneer Protected Principal Plus
Class Y             Fund II                                     9.90%
                    60 State Street
                    Boston, MA 02109-1800
-----------------------------------------------------------------------------------
                    MLPF&S
                    For the Sole Benefit of its Customers       5.15%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    State St Bank and Trust Trustee
                    FBO Pacificorp K Plus Savings Plan          59.13%
                    Trust DTD 1/9/1996
                    805 Pennsylvania Ave
                    5th Floor, Tower 2
                    Kansas City, MO 64105-1307
-----------------------------------------------------------------------------------
                    State of Florida Public Employees
                    Optional Retirement Program                 10.29%
                    1801 Hermitage Blvd Ste 100
                    Tallahassee, FL 32308-7743
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Fund/Class          Shareholder Name and Address                Percentage of Class
                                                                Held by Shareholder
-----------------------------------------------------------------------------------
                    Charles Schwab & Co Inc.
Investor Class      Exclusive Benefit of its Cust.              17.71%
                    Attn: Mutual Fund Dept.
                    101 Montgomery St.
                    San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------
Pioneer Growth Opportunities Fund
-----------------------------------------------------------------------------------
                    Charles Schwab & Co Inc.
Class A             Exclusive Benefit of its Cust.              32.20%
                    Attn: Mutual Fund Dept.
                    101 Montgomery St.
                    San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------
                    State Street Bank & Trust Co TTEE
                    U/A Dated 02/01/00                          43.87%
                    Lowe's 401(K) Plan
                    105 Rosemont Rd #1
                    Westwood, MA 02090-2318
-----------------------------------------------------------------------------------
                    First Clearing, LLC
Class B             Michael Reiman TTE                          24.97%
                    Mae Edison C R U TR DTD 6/8/98
                    PO Box 654
                    Palm Beach, FL 33480-0654
-----------------------------------------------------------------------------------
                    PIM USA 401(K) TTEE for
                    Susanne M Berneski                          7.77%
                    4718 Warm Hearth Circle
                    Fairfax, VA 22033-5075
-----------------------------------------------------------------------------------
                    MCB Trust Services Cust FBO
Class C             Drew Pearson Marketing Inc.                 50.13%
                    401(K) Plan
                    700 17th St. Ste 300
                    Denver, CO 80202-3531
-----------------------------------------------------------------------------------
                    First Clearing, LLC
                    Michael Reiman TTE                          5.49%
                    Mae Edison C R U TR DTD 6/8/98
                    PO Box 654
                    Palm Beach, FL 33480-0654
-----------------------------------------------------------------------------------
                    Wells Fargo Investments LLC
                    625 Marguette Ave S 13th Floor              9.33%
                    Minneapolis MN 55402-2308
-----------------------------------------------------------------------------------
                    PIM USA 401(K) TTEE for
                    Estes Electrical Service                    5.23%
                    David R. Estes
                    806 Boulder DR
                    Prescott, AZ 86303-5251
-----------------------------------------------------------------------------------
Investor Class      Charles Schwab & Co Inc.                    19.02%
Shares              Exclusive Benefit of its Cust.
                    Attn: Mutual Fund Dept.
                    101 Montgomery St.
                    San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Fund/Class          Shareholder Name and Address                Percentage of Class
                                                                Held by Shareholder
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund
-----------------------------------------------------------------------------------
                    MLPF&S
Class A             For the Sole Benefit of its Customers       5.83%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    MLPF&S
Class B             For the Sole Benefit of its Customers       18.33%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    MLPF&S
Class C             For the Sole Benefit of its Customers       31.43%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund
-----------------------------------------------------------------------------------
                    MLPF&S
Class A             For the Sole Benefit of its Customers       5.33%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    MLPF&S
Class C             For the Sole Benefit of its Customers       30.10%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville FL 32246-6484
-----------------------------------------------------------------------------------
Pioneer Ibbotson Moderate Allocation Fund
-----------------------------------------------------------------------------------
                    MLPF&S
Class A             For the Sole Benefit of its Customers       17.48%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    MLPF&S
Class B             For the Sole Benefit of its Customers       7.51%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    MLPF&S
Class C             For the Sole Benefit of its Customers       28.89%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund
-----------------------------------------------------------------------------------
                    MLPF&S
Class B             For the Sole Benefit of its Customers       8.16%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Fund/Class          Shareholder Name and Address                Percentage of Class
                                                                Held by Shareholder
-----------------------------------------------------------------------------------
                    MLPF&S
Class C             For the Sole Benefit of its Customers       18.73%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    Citigroup Global Markets Inc.
                    Attn Peter Booth                            9.61%
                    333 West 24th St. 7th Fl.
                    New York, NY 10001-2402
-----------------------------------------------------------------------------------
                    Hartford Life Insurance Company
Class R             PO Box 2999                                 33.37%
                    Hartford, CT 06104-2999
-----------------------------------------------------------------------------------
                    ING National Trust, Trustee
                    Agreement And AETNA 403(B) (7)             8.54%
                    Custodial Acct 3/26/97 Trustee for
                    Thomas J Botticelli DTD 04/22/1996
                    151 Farmington Ave - TN41
                    Hartford, CT 06156
-----------------------------------------------------------------------------------
                    MLPF&S
                    For the Sole Benefit of its Customers       7.75%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    AETNA Life Insurance & Annuity Co
                    151 Farmington Ave - TN41                   16.18%
                    Hartford, CT 06156-0001
-----------------------------------------------------------------------------------
                    Capinco C/O US Bank
Class Y             PO Box 1787                                 13/74%
                    Milwaukee, WI 53201-1787
-----------------------------------------------------------------------------------
                    Raymond James & Assoc Inc.
                    FBO Helios Educatio                         9.09%
                    880 Carillon PKWY
                    St Petersburg, FL 33716-1100
-----------------------------------------------------------------------------------
                    First Command Bank
                    Attn: Trust Department                      53.08%
                    PO Box 901075
                    Fort Worth, TX 76101-2075
-----------------------------------------------------------------------------------
                    MLPF&S
                    For the Sole Benefit of its Customers       6.16%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    Charles Schwab & Co Inc.
Investor Class      Exclusive Benefit of its Cust.              5.51%
Shares              Attn: Mutual Fund Dept.
                    101 Montgomery St.
                    San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth Fund
-----------------------------------------------------------------------------------
                    SEI Private Trust Co
Class A             C/O Wachovia Bank                           10.58%
                    Attn: Mutual Funds Administrators
                    One Freedom Valley Drive
                    Oaks, PA 19456
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Fund/Class          Shareholder Name and Address                Percentage of Class
                                                                Held by Shareholder
-----------------------------------------------------------------------------------
                    MLPF&S
                    For the Sole Benefit of its Customers       13.44%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    MLPF&S
Class B             For the Sole Benefit of its Customers       15.24%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    Citigroup Global Markets Inc.
                    Attn Peter Booth                            8.29%
                    333 West 24th St. 7th Fl.
                    New York, NY 10001-2402
-----------------------------------------------------------------------------------
                    MLPF&S
Class C             For the Sole Benefit of its Customers       46.00%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    Citigroup Global Markets Inc.
                    3. Attn Peter Booth                          9.03%
                    333 West 24th St. 7th Fl.
                    New York, NY 10001-2402
-----------------------------------------------------------------------------------
                    Wilmington Trust Comp Cust FBO
Class R             Grand Lake Ace Hardware, Inc.               36.01%
                    Profit Sharing PL A/C
                    C/O Mutual Funds
                    PO Box 8971
                    Wilmington, DE 19899-8971
-----------------------------------------------------------------------------------
                    MLPF&S
                    For the Sole Benefit of its Customers       29.36%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    MCB Trust Services Cust FBO
                    Temple Inc 401K Plan                        34.34%
                    700 17th St  Ste 300
                    Denver CO 80202-3531
-----------------------------------------------------------------------------------
                    First Command Bank
Class Y             Attn: Trust Dept                            89.34%
                    PO Box 901075
                    Forth Worth, TX 76101-2075
-----------------------------------------------------------------------------------
Pioneer Short Term Income Fund
-----------------------------------------------------------------------------------
                    A G Edwards & Sons Inc FBO
Class A             City of Lincoln                             43.44%
                    One North Jefferson
                    St. Louis, MO 63103-2205
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Fund/Class          Shareholder Name and Address                Percentage of Class
                                                                Held by Shareholder
-----------------------------------------------------------------------------------
                    A G Edwards & Sons Inc FBO
                    City of Lincoln                             18.77%
                    One North Jefferson
                    St. Louis, MO 63103-2205
-----------------------------------------------------------------------------------
                    Grand Lodge FOP
                    C/O Thomas Penzoa Natl Treasurer            12.15%
                    215 Sterling Ave
                    New Castle, DE 19720-4729
-----------------------------------------------------------------------------------
                    Pioneer Funds Distributor Inc
Class B             Attn Carrie Cuscia                          7.56%
                    60 State St
                    Boston, MA 02109-1800
-----------------------------------------------------------------------------------
                    MLPF&S
                    For the Sole Benefit of its Customers       69.87%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    Pershing LLC
Class C             PO Box 2052                                 6.02%
                    Jersey City NJ 07303-2052
-----------------------------------------------------------------------------------
                    MLPF&S
                    For the Sole Benefit of its Customers       34.48%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville FL  32246-6484
-----------------------------------------------------------------------------------
                    Attn: Mutual Funds
Class Y             FISERV Securities, Inc.                     35.31%
                    One Commerce Square
                    2005 Market Street Suite 1200
                    Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------
                    Attn: Mutual Funds
                    FISERV Securities, Inc.                     57.07%
                    One Commerce Square
                    2005 Market Street Suite 1200
                    Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------
Pioneer Tax Free Income Fund
-----------------------------------------------------------------------------------
                    Citigroup Global Markets Inc.
Class B             Attn Peter Booth                            11.04%
                    333 West 24th St. 7th Fl.
                    New York, NY 10001-2402
-----------------------------------------------------------------------------------
                    MLPF&S
                    For the Sole Benefit of its Customers       17.44%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------
                    MLPF&S For the Sole Benefit of its
Class C             Customers                                   20.37%
                    Mutual Fund Administration
                    4800 Deer Lake Drive East 2nd Floor
                    Jacksonville, FL 32246-6484
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Fund/Class          Shareholder Name and Address                Percentage of Class
                                                                Held by Shareholder
-----------------------------------------------------------------------------------
                    Citigroup Global Markets Inc.
                    Attn Peter Booth                            14.28%
                    333 West 24th St. 7th Fl.
                    New York, NY 10001-2402
-----------------------------------------------------------------------------------
                    John F Cogan Jr
Class Y             C/O Hale and Dorr                           100%
                    60 State Street
                    Boston, MA 02109-1800
-----------------------------------------------------------------------------------
                    Charles Schwab & Co Inc.
Investor Class      Exclusive Benefit of its Cust.              12.13%
Shares              Attn: Mutual Fund Dept.
                    101 Montgomery St.
                    San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------
                    William A Helsell
                    10653 Culpepper CT NW                       16.64%
                    Seattle, WA 98177-5319
-----------------------------------------------------------------------------------
                    Howard C Lincoln and
                    Grace V Lincoln Com Prop                    9.50%
                    6 Holly Hill Dr
                    Mercer Island, WA 98040-5326
-----------------------------------------------------------------------------------
Pioneer Tax Free Money Market Fund
-----------------------------------------------------------------------------------
                    Anne H Hagedorn &
Class A             Fritz G Hagedorn JTWROS                     10.54%
                    5224 69th Dr NE
                    Marysville, WA   98270-8840
-----------------------------------------------------------------------------------
                    Robert L Odegard &
                    Elizabeth A Odegard JT WROS                 5.05%
                    PO Box 165
                    Medina, WA 98039-0165
-----------------------------------------------------------------------------------
                    Alton Jennings
                    10 E Roanoke St Apt 13                      5.41%
                    Seattle, WA 98102-3259
-----------------------------------------------------------------------------------
                    Prema Bharath
                    318 15th Ave SE                             7.62%
                    Devils Lake, ND 58301-7000
-----------------------------------------------------------------------------------
                    Victor C Moses And
                    Mary K Moses  JTWROS                        25.69%
                    5210 NE 43rd St
                    Seattle, WA 98105-4915
-----------------------------------------------------------------------------------
                    Debra A Tessier &
                    Richard K Timbrell JT TEN                   7.45%
                    92 Addison Dr
                    Short Hills, NJ 07078-1833
-----------------------------------------------------------------------------------
                    Doris J Moehring
Investor Class      3718 W Commodore Way                        5.42%
Shares              Seattle, WA 98199-1104
-----------------------------------------------------------------------------------
Pioneer Value Fund
-----------------------------------------------------------------------------------
                    PFPC
Class A             FBO Primerica Shareholder Services          20.95%
                    211 S Gulf Rd
                    King of Prussia, PA 19406
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Fund/Class          Shareholder Name and Address                Percentage of Class
                                                                Held by Shareholder
-----------------------------------------------------------------------------------
                    Nuernberger Lebensversicherung AG
                    KA-Controlling                              5.88%
                    Ostendstr. 100
                    D-90334 Nurnberg
                    Mittelfr, Germany
-----------------------------------------------------------------------------------
                    Circle Trust Co Custodian For
Class R             GoldK Omnibus Account                       31.63%
                    401K Plan
                    1 Thorndal Cir
                    Darien, CT 06820-5421
-----------------------------------------------------------------------------------
                    Francis Cassidy & Dennis Mathias
                    TTEES FBO Athletic Clubs                    65.15%
                    International 401K PSP
                    2729 St Marys Rd
                    Ardmore, PA 19003-2026
-----------------------------------------------------------------------------------
                    FISERV Securities, Inc.
Class Y             Attn: Mutual Funds                          24.52%
                    One Commerce Square
                    2005 Market Street Suite 1200
                    Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------
                    FISERV Securities, Inc.
                    Attn: Mutual Funds                          34.26%
                    One Commerce Square
                    2005 Market Street Suite 1200
                    Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------
                    FISERV Securities, Inc.
                    Attn: Mutual Funds                          28.06%
                    One Commerce Square
                    2005 Market Street Suite 1200
                    Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------
                    FISERV Securities, Inc.
                    Attn: Mutual Funds                          5.21%
                    One Commerce Square
                    2005 Market Street Suite 1200
                    Philadelphia, PA 19103-7084
-----------------------------------------------------------------------------------
                    Charles Schwab & Co Inc.
Investor Class      Exclusive Benefit of its Cust.              8.92%
Shares              Attn: Mutual Fund Dept.
                    101 Montgomery St.
                    San Francisco, CA 94104-4122
-----------------------------------------------------------------------------------

   As of May 31, 2005, the trustees and officers of each Pioneer Fund owned less than 1% of the outstanding shares of each Pioneer Fund.

                                     EXPERTS

AmSouth Funds

   The financial statements and financial highlights of each AmSouth Fund incorporated by reference in the respective AmSouth Funds' Annual Report for the most recent fiscal year end have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given on the authority of such firm as experts in accounting and auditing.

Pioneer Funds

   The financial statements and financial highlights of each Pioneer Fund incorporated by reference in the respective Pioneer Fund's Annual Report for the most recent fiscal year end have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given the authority of such firm as experts in accounting and auditing.

                              AVAILABLE INFORMATION

   The AmSouth Funds and the Pioneer Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                                                                           Draft

           Exhibit A-1--Form of Agreement and Plan of Reorganization
                              (C/D Reorganizations)

                      AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the __ day of _______ 2005, by and between Pioneer [____] Fund, a Delaware statutory trust (the "Acquiring Trust"), on behalf of its sole series Pioneer [____] Fund (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and AmSouth Funds, a Massachusetts business trust (the "AmSouth Trust"), on behalf of its series [ ] Fund (the "Acquired Fund"), with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

   This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)[(C)/(D)] of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A, Class B and Class Y shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund that are both set forth on the Statements of Assets and Liabilities (as defined below) and also included in the calculation of net asset value ("NAV") on the closing date of the Reorganization (the "Closing Date") (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

   WHEREAS, the Acquiring Trust and the AmSouth Trust are each registered investment companies classified as management companies of the open-end type.

   WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

   WHEREAS, the Board of Trustees of the AmSouth Trust and the Board of Trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

   NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

   1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate NAV equal to the NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

   1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the AmSouth Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the

Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the AmSouth Trust and the Acquiring Trust, be provided access to) copies of all records that the AmSouth Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

   (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof).

   1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

   1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the AmSouth Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest of the Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the AmSouth Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The AmSouth Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

   1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

   1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

   1.7 Any reporting responsibility of the AmSouth Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the AmSouth Trust.

2. VALUATION

   2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of business (4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be computed by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") in the manner set forth in the Acquiring Fund's Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The NAV of the

Acquired Fund shall be computed by ASO Services Company, Inc. (the "Acquired Fund Administrator") by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the liabilities of the Acquired Fund on the Closing Date included on the Statement of Assets and Liabilities of the Acquired Fund delivered pursuant to Paragraph 5.7 (the "Statement of Assets and Liabilities"), said assets and liabilities to be valued in the manner set forth in the Acquiring Fund's then current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

   2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

   2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser and the Acquired Fund Administrator, respectively, to deliver a copy of its valuation report to the other party at Closing. All computations of value shall be made by the Acquiring Fund Adviser and the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund, respectively.

3. CLOSING AND CLOSING DATE

   3.1 The Closing Date shall be [ ], 2005, or such later date as the parties may agree to in writing. All acts necessary to consummation the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

   3.2 Portfolio securities that are held other than in book-entry form in the name of AmSouth Bank (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

   3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

   3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

   3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the

AmSouth Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the AmSouth Trust's records by such officers or one of the AmSouth Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

   4.1 Except as set forth on a disclosure schedule previously provided by the AmSouth Trust to the Acquiring Trust (which disclosure schedule shall be organized by the sections of this Section 4.1 and any disclosure shall only modify the portions of this Section 4.1 expressly identified in such schedule), the AmSouth Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

      (a) The Acquired Fund is a series of the AmSouth Trust. The AmSouth Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the AmSouth Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b) The AmSouth Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

      (c) The AmSouth Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the AmSouth Trust's Trust Instrument or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the AmSouth Trust is a party or by which the Acquired Fund or any of its assets are bound;

      (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the AmSouth Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

      (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

      (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended July 31, 2004, have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

      (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended January 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

      (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

          (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

          (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

          (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

          (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

          (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

          (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

          (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

          (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

          (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to
Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

          (K) The Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

          (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

          (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

          (N) The Acquired Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

          (O) The Acquired Fund is not a party to a gain recognition agreement under Section 367 of the Code;

          (P) The Acquired Fund does not own any interest in an entity that is characterized as a partnership for income tax purposes;

          (Q) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

          (R) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

      (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

      (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

      (k) The AmSouth Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the AmSouth Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

      (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

      (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the AmSouth Trust or the Acquired Fund of the transactions contemplated by this Agreement;

      (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

      (p) The prospectus and statement of additional information of the Acquired Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

      (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the AmSouth Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

      (r) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under
Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

      (s) The tax representation certificate to be delivered by AmSouth Trust on behalf of the Acquired Fund to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

   4.2 Except as set forth on a disclosure schedule previously provided by the Acquiring Trust to the AmSouth Trust (which disclosure schedule shall be organized by the sections of this Section 4.2 and any disclosure shall only modify the portions of this Section 4.2 expressly identified in such schedule), the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

      (a) The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

      (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

      (c) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

      (d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

      (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

      (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

      (g) The statement of assets and liabilities of the Acquiring Fund, and the related statements of income and changes in NAV, as of and for the fiscal year ended [ ] have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

      (h) (A) For each taxable year of its operation since its inception, the Acquiring Fund has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

          (B) Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

          (C) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

          (D) All Tax Returns filed by the Acquiring Fund constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

          (E) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

          (F) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

          (G) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

          (H) The Acquiring Trust has delivered to AmSouth Trust or made available to AmSouth Trust complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

          (I) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to
Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

          (J) The Acquiring Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

          (K) The Acquiring Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

          (L) The Acquiring Fund is not a party to a gain recognition agreement under Section 367 of the Code;

          (M) The Acquiring Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on Schedule 4.2;

      (i) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

      (j) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (k) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

      (l) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

      (m) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

      (n) Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended January 31, 2005, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (n) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

      (o) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5. COVENANTS OF THE FUNDS

   5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

   5.2 The AmSouth Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

   5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The AmSouth Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

   5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

   5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

   5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

   5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the AmSouth Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the AmSouth Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the AmSouth Trust.

   5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

   5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the AmSouth Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section [368(a)(1)(C)/(D)] of the Code and shall not take any position inconsistent with such treatment.

   5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

   5.11 Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

   The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

   6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   6.2 The Acquiring Trust shall have delivered to the AmSouth Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the AmSouth Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this
Article 6 have been met, and as to such other matters as the AmSouth Trust shall reasonably request;

   6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex A, concerning certain tax-related matters with respect to the Acquiring Fund;

   6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

   6.5 The AmSouth Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the AmSouth Trust.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

   7.1 All representations and warranties of the AmSouth Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   7.2 The AmSouth Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the AmSouth Trust's Treasurer or Assistant Treasurer;

   7.3 The AmSouth Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the AmSouth Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the AmSouth Trust contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

   7.4 The AmSouth Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related matters with respect to the Acquired Fund;

   7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the AmSouth Trust and related matters of Kirkpatrick & Lockhart Nicholson Graham LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

   7.6 With respect to the Acquired Fund, the Board of Trustees of the AmSouth Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8. FURTHER CONDITIONS PRECEDENT

   If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

   8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the AmSouth Trust's Trust Instrument and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

   8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

   8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

   8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

   8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the AmSouth Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund

Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code; and

   8.6 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

9. BROKERAGE FEES AND EXPENSES

   9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   9.2 The parties have been informed by AmSouth Asset Management Inc. ("AAMI") and the Acquiring Fund Adviser -- and the parties have entered into this Agreement in reliance on such information -- that such non-parties will pay (with each of AAMI and the Acquiring Fund Adviser being responsible for 50% of such amounts) all proxy statement and solicitation costs of the Funds associated with the Reorganization including, but not limited to, the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement and the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization. Except for the foregoing, the AAMI shall bear the expenses of the Acquired Fund in connection with the transactions contemplated by this Agreement.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   10.1 The Acquiring Trust and the AmSouth Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

   10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11. TERMINATION

   11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the AmSouth Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

      (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

      (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

      (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

      (d) by resolution of the AmSouth Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

      (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2005 or such other date as the parties may mutually agree upon in writing.

   11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the AmSouth Trust or the Acquired Fund, or the trustees or officers of the AmSouth Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. AMENDMENTS

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the AmSouth Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the AmSouth Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. NOTICES

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o AmSouth Asset Management Inc., 3435 Stelzer Road, Columbus, Ohio 43219,
Attention: [ ], with copies to Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., Washington, DC, 20036-1221, Attention: Clifford J. Alexander, and to the Acquiring Fund, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention: Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David C. Phelan.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

   14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 ss. 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

   14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   14.5 It is expressly agreed that the obligations of the Acquiring Trust and the AmSouth Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the AmSouth Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the AmSouth Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the AmSouth Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the AmSouth Trust, respectively.

                                    * * * * *

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                 AMSOUTH FUNDS
                                        on behalf of AMSOUTH [   ] FUND

By: ____________________________        By: _______________________________
Name:                                   Name:
Title: [Assistant] Secretary            Title: [Vice] President

Attest:                                 PIONEER [        ] FUND
                                        on behalf of PIONEER [   ] FUND

By: ____________________________        By: _______________________________
Name: Christopher J. Kelley             Name: Osbert M. Hood
Title: Assistant Secretary              Title: Executive Vice President

Annex A

                        TAX REPRESENTATION CERTIFICATE OF

                                PIONEER [ ] FUND
                          ON BEHALF OF PIONEER [ ] FUND

   This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of [ ], 2005 between Pioneer [ ] Fund, a Delaware statutory trust ("Acquiring Trust"), on behalf of its sole series Pioneer [ ] Fund ("Acquiring Fund"), and AmSouth Funds, a Massachusetts business trust, on behalf of its series AmSouth [ ] Fund ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund and
(ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

   The undersigned officer of Acquiring Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations on behalf of Acquiring Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

   1. Acquiring Fund is a series of Acquiring Trust, a statutory trust organized under the laws of the State of Delaware, and Acquiring Fund is, and has been at all times, treated as a corporation for federal tax purposes.

   2. Neither Acquiring Fund nor any person "related" to Acquiring Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership of which Acquiring Fund or any such related person is a partner, has any plan or intention to redeem or otherwise acquire any of the Acquiring Fund Shares received by shareholders of Acquired Fund in the transaction except in the ordinary course of Acquiring Fund's business in connection with its legal obligation under Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), as a series of a registered open-end investment company to redeem its own shares.

   3. After the transaction, Acquiring Fund will continue the historic business (as defined in Treasury Regulation Section 1.368-1(d)(2)) of Acquired Fund or will use a significant portion of the historic business assets (as defined in Treasury Regulation Section 1.368-1(d)(3)) acquired from Acquired Fund in a business.

   4. Acquiring Fund has no plan or intention to sell or otherwise dispose of any assets of Acquired Fund acquired in the transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

   5. Any expenses of Acquired Fund incurred in connection with the transaction which are paid or assumed by Acquiring Fund will be expenses of Acquired Fund solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquiring Fund will not pay or assume the expenses, if any, incurred by any Acquired Fund Shareholders in connection with the transaction.

   6. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

   7. Acquiring Fund has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under the Code for each taxable year since inception and qualifies for such treatment as of the time of the Closing.

   8. Acquiring Fund meets the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code.

   9. Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

   10. Acquiring Fund does not now own and has never owned, directly or indirectly, any shares of Acquired Fund.

   11. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquiring Fund will not furnish any consideration in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

   12. Acquired Fund Shareholders will [not] be in control (within the meaning of Sections 368(a)(2)(H)(i) and 304(c)(1) of the Code) of Acquiring Fund after the transaction.

   13. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

   14. No Acquired Fund shareholder is acting as agent for Acquiring Fund in connection with the transaction or approval thereof. Acquiring Fund will not reimburse any Acquired Fund shareholder for Acquired Fund Shares such shareholder may have purchased or for other obligations such shareholder may have incurred.

   15. Acquiring Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquiring Fund.

                                    * * * * *

   The undersigned officer of Acquiring Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquiring Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.

                                         PIONEER [     ] FUND
                                         on behalf of PIONEER [    ] FUND


                                         By:    _______________________________

                                         Name:  _______________________________

                                         Title: _______________________________
Dated: _________, 2005

Annex B

                        TAX REPRESENTATION CERTIFICATE OF

                                  AMSOUTH FUNDS
                          ON BEHALF OF AMSOUTH [ ] FUND

   This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of [ ], 2005 between Pioneer [ ] Fund, a Delaware statutory trust, on behalf of its series Pioneer [ ] Fund ("Acquiring Fund"), and AmSouth Funds, a Massachusetts business trust ("AmSouth Trust"), on behalf of its series AmSouth [ ] Fund ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund and
(ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

   The undersigned officer of AmSouth Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquired Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

   1. Acquired Fund is a series of AmSouth Funds, a business trust organized under the laws of the Commonwealth of Massachusetts, and Acquired Fund is, and has been at all times, treated as a separate corporation for federal tax purposes.

   2. As of the date of the transaction, the fair market value of the Acquiring Fund Shares received by each shareholder that holds shares of Acquired Fund (the "Acquired Fund Shares") will be approximately equal to the fair market value of the Acquired Fund Shares with respect to which such Acquiring Fund Shares are received, and the aggregate consideration received by Acquired Fund shareholders in exchange for their Acquired Fund Shares will be approximately equal to the fair market value of all of the outstanding Acquired Fund Shares immediately prior to the transaction. No property other than Acquiring Fund Shares will be distributed to shareholders of Acquired Fund in exchange for their Acquired Fund Shares, nor will any such shareholder receive cash or other property as part of the transaction.

   3. Neither Acquired Fund nor any person "related" to Acquired Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership in which Acquired Fund or any such related person is a partner, has redeemed, acquired or otherwise made any distributions with respect to any shares of Acquired Fund as part of the transaction, or otherwise pursuant to a plan of which the transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Fund's business as a series of an open-end investment company. To the best knowledge of management of Acquired Fund, there is no plan or intention on the part of the shareholders of Acquired Fund to engage in any transaction with Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation
Section 1.368-1(e)(3) or any partnership in which Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of any of the Acquired Fund Shares or any of the Acquiring Fund Shares to be received in the transaction, as the case may be, other than in the ordinary course of Acquired Fund's business as a series of an open-end investment company.

   4. Pursuant to the transaction, Acquired Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Acquired Fund held immediately before the transaction. For the purposes of the foregoing, any amounts Acquired Fund uses to pay its transaction expenses and to make redemptions and distributions immediately before the transaction (except
(a) redemptions in the ordinary course of its business required by section 22(e) of the

Investment Company Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under Section 4982 of the Code) will be included as assets it held immediately before the transaction.

   5. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquired Fund will not receive any consideration from Acquiring Fund in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

   6. The Assumed Liabilities assumed by Acquiring Fund plus the Assumed Liabilities, if any, to which the transferred assets are subject were incurred by Acquired Fund in the ordinary course of its business. Acquired Fund is not aware of any liabilities of any kind other than the Assumed Liabilities.

   7. As of the Closing Date, the adjusted basis and fair market value of the Acquired Assets will equal or exceed the Assumed Liabilities assumed for purposes of Section 357(d) of the Code.

   8. Acquired Fund currently conducts its historic business within the meaning of Treasury Regulation Section 1.368-1(d)(2), which provides that, in general, a corporation's historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan of reorganization. The Acquired Fund assets transferred to Acquiring Fund will be Acquired Fund's historic business assets within the meaning of Treasury Regulation Section 1.368-1(d)(3), which provides that a corporation's historic business assets are the assets used in its historic business.

   9. Acquired Fund will distribute to its shareholders the Acquiring Fund Shares it receives pursuant to the transaction, and its other properties, if any, and will be liquidated promptly thereafter.

   10. The expenses of Acquired Fund incurred by it in connection with the transaction will be only such expenses that are solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquired Fund will not pay any expenses incurred by its shareholders in connection with the transaction.

   11. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

   12. Acquired Fund has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies for such treatment as of the time of the Closing.

   13. Acquired Fund meets the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code.

   14. Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

   15. Acquired Fund does not pay compensation to any shareholder-employee.

   16. Acquired Fund shareholders will not have dissenters' or appraisal rights in the transaction.

   17. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of material funds, which, in the long term, is intended to result in lower expenses and increased assets.

   18. Acquired Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquired Fund.

                                    * * * * *

   The undersigned officer of AmSouth Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquired Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.

                                        AMSOUTH FUNDS
                                        on behalf of AMSOUTH [           ] FUND


                                        By:    ________________________________

                                        Name:  ________________________________

                                        Title: ________________________________

Dated: __________, 2005

                                                                           Draft

  Exhibit A-2--Form of Agreement and Plan of Reorganization (F Reorganization)

                      AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the __ day of _________, 2005, by and between Pioneer [ ] Fund, a Delaware statutory trust (the "Acquiring Trust"), on behalf of its series Pioneer [_________] Fund (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and AmSouth Funds, a Massachusetts business trust (the "AmSouth Trust"), on behalf of its series AmSouth [ ] Fund (the "Acquired Fund"), with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

   This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A, Class B and Class Y shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the closing date of the Reorganization (the "Closing Date") as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

   WHEREAS, the Acquiring Trust and the AmSouth Trust are each registered investment companies classified as management companies of the open-end type.

   WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

   WHEREAS, the Board of Trustees of the AmSouth Trust has determined that the Reorganization is in the best interests of the Acquired Fund shareholders and is not dilutive of the interests of those shareholders.

   NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

   1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value ("NAV") equal to the NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

   1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the AmSouth Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the AmSouth Trust and the Acquiring Trust, be provided access to) copies of all records that the AmSouth Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

       (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof).

   1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

   1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the AmSouth Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest of the Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the AmSouth Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The AmSouth Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

   1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

   1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

   1.7 Any reporting responsibility of the AmSouth Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the AmSouth Trust.

2. VALUATION

   2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of business (4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each class of Acquiring Fund Shares shall be equal to the NAV of the corresponding class of the Acquired Fund Shares as of the Valuation Time. The NAV of the Acquired Fund and of each Class A, B and I share thereof shall be computed by ASO Services Company, Inc. (the "Acquired Fund Administrator") by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the liabilities of the Acquired Fund on the Closing Date included on the Statement of Assets and Liabilities of the Acquired Fund delivered pursuant to

Paragraph 5.7 (the "Statement of Assets and Liabilities"), said assets and liabilities to be valued in the manner set forth in the Acquiring Fund's then current prospectus and statement of additional information. Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

   2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by Acquiring Fund Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

   2.3 The Acquired Fund shall cause the Acquired Fund Administrator to deliver a copy of its valuation report to the Acquiring Fund at Closing. All computations of value shall be made by the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquired Fund.

3. CLOSING AND CLOSING DATE

   3.1 The Closing Date shall be [ ], 2005, or such later date as the parties may agree to in writing. All acts necessary to consummation the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

   3.2 Portfolio securities that are held other than in book-entry form in the name of AmSouth Bank (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

   3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

   3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

   3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the AmSouth Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the AmSouth Trust's records by such officers or one of the AmSouth Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

   4.1 Except as set forth on a disclosure schedule previously provided by the AmSouth Trust to the Acquiring Trust (which disclosure schedule shall be organized by the sections of this Section 4.1 and any disclosure shall only modify the portions of this Section 4.1 expressly identified in such schedule), the AmSouth Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

       (a) The Acquired Fund is a series of the AmSouth Trust. The AmSouth Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the AmSouth Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

       (b) The AmSouth Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

       (c) The AmSouth Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the AmSouth Trust's Trust Instrument or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the AmSouth Trust is a party or by which the Acquired Fund or any of its assets are bound;

       (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the AmSouth Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

       (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

       (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended July 31, 2004 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

       (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended January 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

       (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has met, and for the current taxable year it will meet, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

           (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

           (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

           (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

           (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

           (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

           (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

           (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

           (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

           (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to
Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

           (K) The Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

           (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

           (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

           (N) The Acquired Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

           (O) The Acquired Fund is not a party to a gain recognition agreement under Section 367 of the Code;

           (P) The Acquired Fund does not own any interest in an entity that is characterized as a partnership for income tax purposes;

           (Q) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

           (R) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

       (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

       (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

       (k) The AmSouth Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the AmSouth Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

       (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

       (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

       (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the AmSouth Trust or the Acquired Fund of the transactions contemplated by this Agreement;

       (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

       (p) The prospectus and statement of additional information of the Acquired Fund, and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

       (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the AmSouth Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

       (r) The Acquired Fund has previously provided to the Acquiring Fund (and at the Closing will provide an update through the Closing Date of such information) data which supports a calculation of the Acquired Fund's total return for all periods since the organization of the Acquired Fund. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD;

       (s) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under
Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

       (t) The tax representation certificate to be delivered by AmSouth Trust on behalf of the Acquired Fund to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

   4.2 Except as set forth on a disclosure schedule previously provided by the Acquiring Trust to the AmSouth Trust (which disclosure schedule shall be organized by the sections of this Section 4.2 and any disclosure shall only modify the portions of this Section 4.2 expressly identified in such schedule), the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

       (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Fund has not commenced operations and will not do so until the Closing. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

       (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

       (c) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

       (d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

       (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

       (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

       (g) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

       (h) The Acquiring Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

       (i) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be duly and validly issued, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares, nor will the Acquiring Fund have any issued or outstanding shares on or before the Closing Date other than those issued to the Acquiring Fund Adviser or one of its affiliates, which shares shall be redeemed, for an amount equal to the price paid therefor, at or before the Closing;

       (j) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

       (k) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

       (l) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

       (m) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

       (n) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5. COVENANTS OF THE FUNDS

   5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

   5.2 The AmSouth Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

   5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The AmSouth Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

   5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

   5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

   5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

   5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date setting forth the NAV of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the AmSouth Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the AmSouth Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the AmSouth Trust.

   5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

   5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the AmSouth Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of
Section 368(a)(1)(F) of the Code and shall not take any position inconsistent with such treatment.

   5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying, as a regulated investment company under the provisions of Subchapter M of the Code.

   5.11 The Acquired Fund shall prepare, or cause to be prepared, all Tax Returns of the Acquired Fund for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. The Acquired Fund shall make any payments of Taxes required to be made by such Fund with respect to any such Tax Returns.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

   The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

   6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   6.2 The Acquiring Trust shall have delivered to the AmSouth Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the AmSouth Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this
Article 6 have been met, and as to such other matters as the AmSouth Trust shall reasonably request;

   6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex A, concerning certain tax-related matters with respect to the Acquiring Fund;

   6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

   6.5 The AmSouth Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the AmSouth Trust.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

   7.1 All representations and warranties of the AmSouth Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   7.2 The AmSouth Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the AmSouth Trust's Treasurer or Assistant Treasurer;

   7.3 The AmSouth Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the AmSouth Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the AmSouth Trust contained in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

   7.4 The AmSouth Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related matters with respect to the Acquired Fund;

   7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the AmSouth Trust and related matters of Kirkpatrick & Lockhart Nicholson Graham LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

   7.6 With respect to the Acquired Fund, the Board of Trustees of the AmSouth Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8. FURTHER CONDITIONS PRECEDENT

   If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

   8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the AmSouth Trust's Trust Instrument and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

   8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

   8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

   8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; and

   8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the AmSouth Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code

9. BROKERAGE FEES AND EXPENSES

   9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   9.2 The parties have been informed by AmSouth Asset Management Inc. ("AAMI") and the Acquiring Fund Adviser -- and the parties have entered into this Agreement in reliance on such information -- that such non-parties will pay (with each of AAMI and the Acquiring Fund Adviser being responsible for 50% of such amounts) all proxy statement and solicitation costs of the Funds associated with the Reorganization including, but not limited to, the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement, and the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization. Except for the foregoing, AAMI shall bear the expenses of the Acquired Fund in connection with the transactions contemplated by this Agreement.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1 The Acquiring Trust and the AmSouth Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

    10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11. TERMINATION

    11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the AmSouth Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

         (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

         (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

         (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

         (d) by resolution of the AmSouth Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

         (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2005 or such other date as the parties may mutually agree upon in writing.

    11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the AmSouth Trust or the Acquired Fund, or the trustees or officers of the AmSouth Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the AmSouth Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the AmSouth Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.      NOTICES

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o AmSouth Asset Management Inc., 3435 Stelzer Road, Columbus, Ohio 43219,
Attention: [ ], with copies to Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., Washington, DC 20036-1221, Attention: Clifford J. Alexander, and to the Acquiring Fund, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention: Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David C. Phelan.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 ss. 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

    14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    14.5 It is expressly agreed that the obligations of the Acquiring Trust and the AmSouth Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the AmSouth Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the AmSouth Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the AmSouth Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Instrument of Trust of the AmSouth Trust, respectively.

                                    * * * * *
                                       15

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                    AMSOUTH FUNDS
                                           on behalf of AMSOUTH [   ] FUND
By: ________________________________       By: _______________________________
Name:                                      Name:
Title: [Assistant] Secretary               Title: [Vice] President
Attest:                                    PIONEER [        ] FUND
                                           on behalf of PIONEER [    ] FUND
By: ________________________________       By: _______________________________
Name: Christopher J. Kelley                Name: Osbert M. Hood
Title: Assistant Secretary                 Title: Executive Vice President

Annex A

                        TAX REPRESENTATION CERTIFICATE OF

                                PIONEER [ ] FUND
                          ON BEHALF OF PIONEER [ ] FUND

   This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of [ ], 2005 between Pioneer [ ] Fund, a Delaware statutory trust ("Acquiring Trust"), on behalf of its series Pioneer [ ] Fund ("Acquiring Fund"), and AmSouth Funds, a Massachusetts business trust, on behalf of its series AmSouth [ ] Fund ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund, and
(ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

   The undersigned officer of Acquiring Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquiring Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

   1. Acquiring Fund is a series of Acquiring Trust, a statutory trust organized under the laws of the State of Delaware, and Acquiring Fund will be treated after the Closing as a separate corporation for federal tax purposes. Acquiring Fund was newly organized solely for the purpose of effecting the transaction and continuing thereafter to operate as a regulated investment company. Prior to the transaction, Acquiring Fund did not and will not engage in any business activities. There shall be no shares of Acquiring Fund issued and outstanding prior to the Closing Date other than those issued to Pioneer Investment Management, Inc. or one of its affiliates in connection with the creation of Acquiring Fund, which shares shall be redeemed, for an amount equal to the price paid therefor, at or before the Closing.

   2. Neither Acquiring Fund nor any person "related" to Acquiring Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership of which Acquiring Fund or any such related person is a partner, has any plan or intention to redeem or otherwise acquire any of the Acquiring Fund Shares received by shareholders of Acquired Fund in the transaction except in the ordinary course of Acquiring Fund's business in connection with its legal obligation under Section 22(e) of the Investment Company Act of 1940, as amended (the "1940 Act"), as a series of a registered open-end investment company to redeem its own shares.

   3. After the transaction, Acquiring Fund will continue the historic business (as defined in Treasury Regulation Section 1.368-1(d)(2)) of Acquired Fund or will use a significant portion of the historic business assets (as defined in Treasury Regulation Section 1.368-1(d)(3)) of Acquired Fund in a business.

   4. Acquiring Fund has no plan or intention to sell or otherwise dispose of any assets of Acquired Fund acquired in the transaction, except for dispositions made in the ordinary course of its business or to maintain its qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

   5. Any expenses of Acquired Fund incurred in connection with the transaction which are paid or assumed by Acquiring Fund will be expenses of Acquired Fund solely and directly related to the transaction in accordance with Rev. Rul. 73 54, 1973 1 C.B. 187. Acquiring Fund will not pay or assume the expenses, if any, incurred by any Acquired Fund Shareholders in connection with the transaction.

   6. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

   7. Acquiring Fund will qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for all taxable years ending after the date of the transaction.

   8. Acquiring Fund will meet the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code from and after the date of the transaction.

   9. Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

   10. Acquiring Fund does not now own and has never owned, directly or indirectly, any shares of Acquired Fund.

   11. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquiring Fund will not furnish any consideration in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

   12. Immediately following the transaction, the Acquired Fund Shareholders will own all of the outstanding Acquiring Fund Shares and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately prior to the transaction. Acquiring Fund has no plan or intention to issue as part of the transaction any shares of Acquiring Fund other than the Acquiring Fund Shares issued in exchange for the Acquired Assets.

   13. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

   14. No Acquired Fund shareholder is acting as agent for Acquiring Fund in connection with the transaction or approval thereof. Acquiring Fund will not reimburse any Acquired Fund shareholder for Acquired Fund Shares such shareholder may have purchased or for other obligations such shareholder may have incurred.

   15. Acquiring Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquiring Fund.

                                    * * * * *

   The undersigned officer of Acquiring Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquiring Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.

                                          PIONEER [     ] FUND
                                          on behalf of PIONEER [     ] FUND


                                          By:     ___________________________

                                          Name:   ___________________________

                                          Title:  ___________________________
Dated: _________, 2005

Annex B

                        TAX REPRESENTATION CERTIFICATE OF

                                  AMSOUTH FUNDS
                          ON BEHALF OF AMSOUTH [ ] FUND

   This certificate is being delivered in connection with the transactions to be effected pursuant to the Agreement and Plan of Reorganization made as of [ ], 2005 between Pioneer [ ] Fund, a Delaware statutory trust, on behalf of its series Pioneer [ ] Fund ("Acquiring Fund"), and AmSouth Funds, a Massachusetts business trust ("AmSouth Trust"), on behalf of its series AmSouth [ ] Fund ("Acquired Fund") (the "Agreement"). Pursuant to the Agreement, Acquiring Fund will acquire all of the assets of Acquired Fund in exchange solely for (i) the assumption by Acquiring Fund of the Assumed Liabilities of Acquired Fund and
(ii) the issuance of shares of beneficial interest of Acquiring Fund (the "Acquiring Fund Shares") to Acquired Fund, followed by the distribution by Acquired Fund, in liquidation of Acquired Fund, of the Acquiring Fund Shares to the shareholders of Acquired Fund and the termination of Acquired Fund (the foregoing together constituting the "transaction").

   The undersigned officer of AmSouth Trust, after consulting with its counsel, auditors and tax advisers regarding the meaning of and factual support for the following representations, on behalf of Acquired Fund, hereby certifies and represents that the following statements are true, complete and correct and will be true, complete and correct on the date of the transaction and thereafter as relevant. Unless otherwise indicated, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

   1. Acquired Fund is a series of AmSouth Funds, a business trust organized under the laws of the Commonwealth of Massachusetts, and Acquired Fund is, and has been at all times, treated as a separate corporation for federal tax purposes.

   2. As of the date of the transaction, the fair market value of the Acquiring Fund Shares received by each shareholder that holds shares of Acquired Fund (the "Acquired Fund Shares") will be approximately equal to the fair market value of the Acquired Fund Shares with respect to which such Acquiring Fund Shares are received, and the aggregate consideration received by Acquired Fund shareholders in exchange for their Acquired Fund Shares will be approximately equal to the fair market value of all of the outstanding Acquired Fund Shares immediately prior to the transaction. No property other than Acquiring Fund Shares will be distributed to shareholders of Acquired Fund in exchange for their Acquired Fund Shares, nor will any such shareholder receive cash or other property as part of the transaction.

   3. Neither Acquired Fund nor any person "related" to Acquired Fund (as defined in Treasury Regulation Section 1.368-1(e)(3)), nor any partnership in which Acquired Fund or any such related person is a partner, has redeemed, acquired or otherwise made any distributions with respect to any shares of Acquired Fund as part of the transaction, or otherwise pursuant to a plan of which the transaction is a part, other than redemptions and distributions made in the ordinary course of Acquired Fund's business as a series of an open-end investment company. To the best knowledge of management of Acquired Fund, there is no plan or intention on the part of the shareholders of Acquired Fund to engage in any transaction with Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation
Section 1.368-1(e)(3) or any partnership in which Acquired Fund, Acquiring Fund, or any person treated as related to Acquired Fund or Acquiring Fund under Treasury Regulation Section 1.368-1(e)(3) is a partner involving the sale, redemption or exchange of any of the Acquired Fund Shares or any of the Acquiring Fund Shares to be received in the transaction, as the case may be, other than in the ordinary course of Acquired Fund's business as a series of an open-end investment company.

   4. In the transaction, Acquired Fund will transfer its assets to Acquiring Fund, which will assume the Assumed Liabilities, such that immediately following the transfer, Acquiring Fund will possess all of the same assets and liabilities as were possessed by Acquired Fund immediately prior to the transaction, except for assets used to pay expenses incurred in connection with the transaction and assets distributed to shareholders in redemption of their shares immediately preceding, or in contemplation of, the transaction (other than redemptions and distributions made in the ordinary course of Acquired Fund's business as an open-end investment company) which assets constitute less than 1% of the net assets of Acquired Fund.

   5. As of the date of the transaction, the fair market value of the Acquiring Fund Shares issued to Acquired Fund will be approximately equal to the fair market value of the Acquired Assets minus the Assumed Liabilities. Acquired Fund will not receive any consideration from Acquiring Fund in connection with the acquisition of the Acquired Assets other than the assumption of the Assumed Liabilities and the issuance of such Acquiring Fund Shares.

   6. The Assumed Liabilities assumed by Acquiring Fund plus the Assumed Liabilities, if any, to which the transferred assets are subject were incurred by Acquired Fund in the ordinary course of its business. Acquired Fund is not aware of any liabilities of any kind other than the Assumed Liabilities.

   7. As of the Closing Date, the adjusted basis and the fair market value of the Acquired Assets will equal or exceed the Assumed Liabilities assumed for purposes of Section 357(d) of the Code.

   8. Acquired Fund currently conducts its historic business within the meaning of Treasury Regulation Section 1.368-1(d)(2), which provides that, in general, a corporation's historic business is the business it has conducted most recently, but does not include a business that the corporation enters into as part of a plan of reorganization. The Acquired Fund assets transferred to Acquiring Fund will be Acquired Fund's historic business assets within the meaning of Treasury Regulation Section 1.368-1(d), which provides that a corporation's historic business assets are the assets used in its historic business.

   9. Acquired Fund will distribute to its shareholders the Acquiring Fund Shares it receives pursuant to the transaction, and its other properties, if any, and will be liquidated promptly thereafter.

   10. The expenses of Acquired Fund incurred by it in connection with the transaction, if any, will be only such expenses that are solely and directly related to the transaction in accordance with Rev. Rul. 73-54, 1973-1 C.B. 187. Acquired Fund will not pay any expenses incurred by its shareholders in connection with the transaction.

   11. There is no, and never has been any, indebtedness between Acquiring Fund and Acquired Fund.

   12. Acquired Fund has properly elected to be a regulated investment company under Subchapter M of the Code, has qualified for the special tax treatment afforded regulated investment companies under Subchapter M of the Code for each taxable year since inception, and qualifies for such treatment as of the time of the Closing.

   13. Acquired Fund meets the requirements of an "investment company" in
Section 368(a)(2)(F) of the Code.

   14. Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

   15. Acquired Fund does not pay compensation to any shareholder-employee.

   16. Immediately following the transaction, the Acquired Fund Shareholders will own all of the outstanding Acquiring Fund Shares and will own such shares solely by reason of their ownership of the Acquired Fund Shares immediately prior to the transaction.

   17. Acquired Fund shareholders will not have dissenters' or appraisal rights in the transaction.

   18. The transaction is being undertaken for valid and substantial business purposes, including facilitating Acquired Fund's becoming a member of the Pioneer family of mutual funds, which, in the long term, is intended to result in lower expenses and increased assets.

   19. Acquired Fund has no outstanding warrants, options, convertible securities or any other type of right pursuant to which any person could acquire stock in Acquired Fund.

                                    * * * * *

   The undersigned officer of the AmSouth Trust is authorized to make all of the representations set forth herein, and the undersigned is authorized to execute this certificate on behalf of Acquired Fund. The undersigned recognizes that Wilmer Cutler Pickering Hale and Dorr LLP will rely upon the foregoing representations in evaluating the United States federal income tax consequences of the transaction and rendering its opinion pursuant to Section 8.5 of the Agreement. If, prior to the date of the transaction, any of the representations set forth herein ceases to be accurate, the undersigned agrees to deliver immediately to Wilmer Cutler Pickering Hale and Dorr LLP a written notice to that effect.

                                         AMSOUTH FUNDS
                                         on behalf of AMSOUTH [     ] FUND


                                         By:     __________________________

                                         Name:   __________________________

                                         Title:  __________________________

Dated: __________, 2005

            Exhibit B -- Additional Information Pertaining to Pioneer

PORTFOLIO TRANSACTION POLICIES

   All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

   Pioneer may select broker-dealers that provide brokerage and/or research services to a fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934 as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

   The research received from broker-dealers may be useful to Pioneer in rendering investment management services to any of the funds as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to any of the funds. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to any of the funds. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

   None of the funds used any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.

SIMILAR FUNDS

   Pioneer serves as the investment adviser to each fund in the Pioneer Family of Funds. The following table identifies other funds in the Pioneer Family of Funds that have similar investment objectives to the Funds described in this Proxy Statement/Prospectus and provides other information regarding the similar funds.

-------------------------------------------------------------------------------------------------------------
          Fund                   Net assets of Fund          Management fee rate (as a percentage of average
                               (as of March 31, 2005)                       daily net assets)
-------------------------------------------------------------------------------------------------------------
Pioneer AmPac Growth Fund           $21,122,317             0.75% of the first $1 billion of the Fund's
                                                            average net assets and 0.70% of the excess over
                                                            $1 billion.
-------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
          Fund                                       Net assets of Fund          Management fee rate (as a percentage of average
                                                   (as of March 31, 2005)                       daily net assets)
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Balanced Fund                                 $138,289,597            0.65% of the Fund's average net assets up to $1
                                                                              billion, 0.60% of the next $4 billion; and 0.55%
                                                                              of the excess over $5 billion.
-------------------------------------------------------------------------------------------------------------------------------
Pioneer Equity Income Fund                            $959,952,939            0.60% of the Fund's average net assets up to $10
                                                                              billion and 0.575% on the assets over $10 billion.
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Growth Leaders Fund                           $35,682,075             0.75% of the first $1 billion of the Fund's
                                                                              average net assets and 0.70% of the excess over
                                                                              $1 billion.
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Growth Shares                                 $641,452,946            0.70% of the Fund's average net assets up to
                                                                              $500million, 0.65% of the next $500 million and
                                                                              0.625% of the excess over $1 billion. +/- .10%
                                                                              depending on performance vs. Russell 1000 Index.
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Independence Fund                             $297,006,363            0.75%
---------------------------------------------------------------------------------------------------------------------------------
Pioneer International Equity Fund                     $70,567,529             1.00% of the Fund's average net assets up to
                                                                              $300million, 0.85% of the next $200 million and
                                                                              0.75% of the excess over $500 million.
---------------------------------------------------------------------------------------------------------------------------------
Pioneer International Value Fund                      $149,193,961            1.00% of the Fund's average net assets up to
                                                                              $300million, 0.85% of the next $200 million and
                                                                              0.75% of the excess over $500 million.
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Large Cap Growth Fund                         $1,691,675              0.75%
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund                           $555,333,842            0.625% +/- .20% depending on performance vs. S&P
                                                                              Mid Cap 400 Index.
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Small Cap Growth Fund               $170,125,644            0.85% of the first $1 billion of the Fund's
                                                                              average net assets and 0.80% of the excess over
                                                                              $1 billion.
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Research Fund                                 $23,134,484             0.75% of the first $1 billion of the Fund's
                                                                              average net assets and 0.70% of the excess over
                                                                              $1 billion.
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Select Equity Fund                            $528,795                0.75%
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Small and Mid Cap Growth Fund                 $56,864,340             0.85% of the first $1 billion of the Fund's
                                                                              average net assets and 0.80% of the excess over
                                                                              $1 billion.
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Small Cap Value Fund                          $639,692,666            0.85%
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Small Company Fund                            $181,304,365            0.85%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
          Fund                                       Net assets of Fund          Management fee rate (as a percentage of average
                                                   (as of March 31, 2005)                       daily net assets)
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Strategic Growth Fund                         $33,528,773             0.75% of the first $1 billion of the Fund's
                                                                              average net assets and 0.70% of the excess over
                                                                              $1 billion.
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Variable Contracts Trust
---------------------------------------------------------------------------------------------------------------------------------
Pioneer America Income VCT Portfolio                  $46,258,507             0.55%
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Balanced VCT Portfolio                        $45,294,667             0.65%
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Equity Income VCT Portfolio                   $297,403,668            0.65%
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Fund VCT Portfolio                            $560,671,869            0.65%
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Growth Shares VCT Portfolio                   $37,553,901             0.70%
---------------------------------------------------------------------------------------------------------------------------------
Pioneer International Value VCT Portfolio             $25,843,084             1.00%
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Value VCT Portfolio                   $890,841,912            0.65%
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Oak Ridge Large Cap Growth VCT                $6,346,744              0.75% of the first $1 billion of the Fund's
Portfolio                                                                     average net assets and 0.70% of the excess over
                                                                              $1 billion.
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Papp America-Pacific Rim VCT                  $1,703,894              0.75% of the first $1 billion of the Fund's
Portfolio                                                                     average net assets and 0.70% of the excess over
                                                                              $1 billion.
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Papp Small and Mid Cap Growth VCT             $3,445,634              0.75% of the first $1 billion of the Fund's
Portfolio                                                                     average net assets and 0.70% of the excess over
                                                                              $1 billion.
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Small Cap Value VCT Portfolio                 $80,060,269             0.75%
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Small Company VCT Portfolio                   $13,328,005             0.75%
---------------------------------------------------------------------------------------------------------------------------------
Pioneer Value VCT Portfolio                           $13,065,738             0.75%
---------------------------------------------------------------------------------------------------------------------------------

           Exhibit C -- Portfolio Manager's Discussion of Performance

Pioneer Oak Ridge Large Cap Growth Fund

Performance Update 11/30/04 Class A Shares

Net Asset Value per Share                           11/30/04              11/30/03
                                                     $12.51                $11.18
Distributions per Share
(12/1/03 - 11/30/04)
Net Investment Income                                 $ --
Short-Term Capital Gains                              $ --
Long-Term Capital Gains                               $ --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of November 30, 2004)

Period                                           Net Asset Value        Public Offering Price (POP)
Life-of-Class
(3/1/99)                                              1.79%                        0.75%
5 Years                                               1.31                         0.12
1 Year                                                11.90                        5.48

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Effective 2/17/04, the maximum sales charge for Class A shares is 5.75%. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 1, 1999 to February 13, 2004 is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class B and Class C shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth fund was created through the reorganization of predecessor Oak Ridge Funds, Inc. on February 13, 2004.

The Russell 1000 Growth Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Performance Update 11/30/04 Class B Shares

Net Asset Value per Share                           11/30/04               2/17/04
                                                     $12.44                $11.86
Distributions per Share
(2/17/04 - 11/30/04)
Net Investment Income                                 $ --
Short-Term Capital Gains                              $ --
Long-Term Capital Gains                               $ --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of November 30, 2004)

Period                                               If Held             If Redeemed
Life-of-Class
(3/1/99)                                              1.04$                 0.87%
5 Years                                               0.56                  0.37
1 Year                                                11.09                 7.09

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. "If redeemed" returns reflect deduction of applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4% and declines over six years. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of each class of the Fund from March 1, 1999 to February 13, 2004 is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class B shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth fund was created through the reorganization of predecessor Oak Ridge Funds, Inc. on February 13, 2004. The Russell 1000 Growth Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Performance Update 11/30/04 Class Y Shares

Net Asset Value per Share                           11/30/04               8/11/04
                                                     $12.53                $11.33
Distributions per Share
(8/11/04 - 11/30/04)
Net Investment Income                                 $ --
Short-Term Capital Gains                              $ --
Long-Term Capital Gains                               $ --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of November 30, 2004)

Period                                               If Held             If Redeemed
Life-of-Class
(8/10/04)                                             1.82%                 1.82%
5 Years                                               1.35                  1.35
1 Year                                                12.07                 12.07

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Y shares reflects the NAV performance of the Fund's A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to A shares. Since fees for A shares are generally higher than those of Y shares, the performance shown for Y shares prior to their inception would have been higher. Class A shares are used as a proxy from 3/1/99 to 8/10/04. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends, and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares. The performance of each class of the Fund from March 1, 1999 to February 13, 2004 is the performance of Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth fund was created through the reorganization of predecessor Oak Ridge Funds, Inc. on February 13, 2004. The Russell 1000 Growth Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Portfolio Management Discussion  11/30/04

In the following interview, David Klaskin, Pioneer Oak Ridge Large Cap Growth Fund's Lead Portfolio Manager, discusses the factors that influenced performance for the twelve months ended November 30, 2004.

Q: How did the U.S. stock market perform during the Fund's fiscal year?

A: Stocks performed very well during the past year, as continued global growth, favorable earnings results and improving corporate balance sheets combined to form a solid foundation for the market. While stocks provided a reasonable return, their upward path was very choppy due to weakness in the second and third quarters. During this time, the market was pressured by a litany of concerns that included geopolitical tensions, soaring oil prices and rising U.S. interest rates. Investors, therefore, began to rotate into higher-quality stocks with solid fundamentals, and away from the riskier stocks that had been top performers during 2003 and the first quarter of this year. This shift was a positive for the Fund, given our focus on higher quality, fundamentally sound companies.

Q: How did Pioneer Oak Ridge Large Cap Growth Fund perform?

A: Class A shares of the Fund produced a total return of 11.90% at net asset value for the twelve-month period ended November 30, 2004, outpacing the 5.83% return of the Russell 1000 Growth Index. The Fund's Class A shares finished in the top 7% of the 647 funds in the Lipper Large Cap Growth Funds peer group for the one-year period. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. We are pleased that the Fund has performed well both on an absolute basis and relative to its benchmark and peer group. While past performance is no guarantee of future results, of course, we believe the Fund's strong showing is the result of our disciplined investment style. Like all growth managers, we look for companies with accelerating earnings. However, we also require that two other important factors be in place. First, our research must indicate to us that an issue's earnings growth is sustainable. And second, the stocks we purchase must be reasonably valued in our view, since even fast-growing stocks can be very risky if they are purchased at too rich of a price. We believe this approach is the best way to find companies that are poised to perform well over a three- to five-year time horizon.

Q: How is the Fund positioned in the two largest industry sectors in the Russell
   1000 Growth Index: technology and health care?

A: We added significant relative value through our approach to the technology sector, which underperformed the general market due to the prospect of slowing sales growth in 2005. In this environment, our relatively conservative positioning - i.e., our focus on reasonably valued, blue chip companies within the sector - paid off. In addition, performance was helped by the fact that technology is the Fund's largest sector underweight (a weighting below that of the benchmark). Two of the Fund's top performers in technology were Qualcomm, whose business model of earning royalties for its wireless communications technology has enabled the stock to perform well amid broader tech weakness; and Dell Computer, which continues to gain market share from its competitors. The portfolio also was helped by being underweight in the more cyclical areas within technology, such as semiconductors. In particular, our decision to avoid Intel - which underperformed by a wide margin during the period - proved to be a distinct positive for performance. Turning to health care, we added significant value through our decision to avoid the large-cap pharmaceuticals sector. Although these stocks are now as inexpensive as they were following President Clinton's attempt at sweeping health care reform in 1993, we believe there are not enough new drugs in the pipeline to make up for the lost revenues from drugs that are coming off patent protection. We looked instead for opportunities among service providers and equipment companies, such as Zimmer Holdings - a leading manufacturer of orthopedic products. Zimmer declined in the third quarter on weaker than expected earnings, prompting us to trim the position, but the stock was a strong contributor for the full year. On the negative side, the generic drug maker Teva Pharmaceuticals was one of the Fund's leading detractors. We continue to hold the stock, however, as we remain confident in its longer term prospects.

Q: What other elements of the Fund's positioning affected performance?

A: Energy stocks performed very well during the period, as the rising prices of oil and gas boosted profits for companies in the sector. The Fund was helped by both an overweight position and strong stock selection within the group. We received strong performance from XTO Energy, which has demonstrated the ability to manage its business effectively even during difficult times. Apache, an exploration and production company that reported record production and 57% earnings growth during the third quarter, also performed very well for the Fund. In the consumer discretionary area, the online auction company eBay provided stellar performance. eBay has emerged as a true "category killer," meaning that there is no other company that has come close to being able to establish a stronghold in its market space. While the company's fundamentals remain strong, we have begun to trim the position on the basis of its valuation. Specialty retailers such as Staples and Best Buy also contributed positively to performance. A key detractor within the consumer discretionary group was IAC/InteractiveCorp, which integrates a variety of online businesses. While we believed this would allow the company to benefit from increased online activity, the stock fell following the release of disappointing second quarter results. In the financial sector, we have gradually reduced the presence of companies that are sensitive to interest rate movements - such as traditional banks - given that the Federal Reserve is likely to continue raising rates. At the same time, we have maintained the Fund's positions in stocks with more diversified business lines that have the potential to benefit from continued strength in the economy, such as Sallie Mae and American Express. A top performer among financials was Popular, which holds a strong market position within Latin America and the fast-growing Hispanic population in the United States.

Q: What is your outlook for the stock market?

A: There are a number of factors that continue to work in the market's favor, including steady worldwide growth, the improvement in corporate balance sheets and companies' growing focus on dividends and share buybacks. However, the risks to market performance, which include rising interest rates and the potential for geopolitical disruptions, remain firmly in place. As a result, we think the post-bubble rally in lower-quality, higher-risk companies has likely run its course, and this should translate into a continued investor preference for higher quality companies with strong fundamentals. In this environment, we believe we can continue to add value through our disciplined, selective approach to investing. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of funds holding more securities.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Fund

Performance Update 12/31/04 Class A Shares

Shares Prices and Distributions

Net Asset Value per Share                           12/31/04              12/31/03
                                                     $42.06                $38.00
Distributions per Share
(1/1/04 - 12/31/04)
Income Dividends                                     $0.3363
Short-Term Capital Gains                              $ --
Long-Term Capital Gains                               $ --

INVESTMENT RETURNS

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fund at public offering price, compared to that of the Standard & Poor's (S&P) 500 Index.

Average Annual Total Returns
(As of December 31, 2004)

Period                                           Net Asset Value        Public Offering Price (POP)
Life-of-Class
10 Years                                             11.95%                       11.21%
5 Years                                               -0.27                        -1.44
1 Year                                                11.64                        5.21

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Performance Update 12/31/04 Class B Shares
Share Prices and Distributions

Performance Update 11/30/04 Class B Shares

Net Asset Value per Share            12/31/04              12/31/03
                                      $41.15                $37.18

Distributions per Share
(1/1/04 - 12/31/04)
Income Dividends                       $ --
Short-Term Capital Gains               $ --
Long-Term Capital Gains                $ --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fund, compared to that of the Standard & Poor's (S&P) 500 Index.

Average Annual Total Returns
(As of December 31, 2004)

Period                              If Held             If Redeemed
Life-of-Class
(7/1/99)                              9.04%                 9.04%
5 Years                              -1.14                 -1.14
1 Year                               10.68                  6.68

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Performance Updates 12/31/04 Class Y Shares

Share Prices and Distribution

Net Asset Value per Share                           12/31/04              12/31/02
                                                     $42.16                $38.09
Distributions per Share
(1/1/04 - 12/31/04)
Income Dividends                                     $0.5142
Short-Term Capital Gains                              $ --
Long-Term Capital Gains                               $ --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Fund, compared to that of the Standard & Poor's (S&P) 500 Index.

Average Annual Total Returns
(As of December 31, 2004)

Period                                 If Held             If Redeemed
Life-of-Class
10 Years                               12.22%                12.22%
5 Years                                 0.16                  0.16
1 Year                                 12.15                 12.15

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Y shares reflects the NAV performance of the Fund's A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to A shares. Since fees for A shares are generally higher than those of Y shares, the performance shown for Y shares prior to their inception (5/6/99) would have been higher. Class A shares are used as a proxy from 2/13/ 1928 to 5/6/99. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares. The Standard & Poor's 500 Index is a commonly used measure of the broad U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Portfolio Management Discussion   12/31/04

In the following discussion, John Carey, portfolio manager of Pioneer Fund, reviews the past year and gives an overview of Pioneer Fund's performance over that period.

Q: How did the Fund perform versus its benchmark and peer group? To what do you attribute the performance?

A: Pioneer Fund achieved respectable returns in 2004. Class A shares rose 11.64%, at net asset value for the calendar year. Most of the gain came in the fourth quarter, which saw the Class A shares rise 9.69%. By comparison, the Standard & Poor's (S&P) 500 Index, an unmanaged index of the general stock market, increased by 11.04% for the year and 9.23% in the fourth quarter, and the average fund in the Lipper Large-Cap Core category appreciated by 7.79% for the year and 8.86% in the fourth quarter. For the second half of 2004, the corresponding numbers were: +9.41% at net asset value for Pioneer Fund; +7.19% for the S&P 500 Index; and +5.64% for the average fund in the Lipper Large- Cap Core category. After a halting start to the year in the first half, the market performed well in the second half, and Pioneer Fund more than kept pace. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Looking back at our June 30 shareholder letter, we read our description of a market apparently in disarray, but with some discernible trends. Principally we noted the disappointing performance of some of the market darlings of the previous year, 2003, especially in technology, as investors during 2004 rotated into more moderately priced shares with dividends and more stable earnings. While it looked as though investors did not know what to do amidst all of their worries about rising interest rates, the war in Iraq, the weak dollar, rising oil prices, terrorist threats, and the upcoming Presidential election, they did in fact have a pretty clear idea. Seeking security in dividends and modest valuations, and also in companies likely to benefit from some of the circumstances causing their worries, investors heavily bought and drove up the prices of energy, utility, industrial, and materials stocks. The fourth-quarter rally broadened somewhat towards the end of the year, but overall, 2004 was distinctly the year of the "old economy." Many of the best-performing stocks were in industries like coal, copper, and iron-ore mining, oil and gas, railroads, steel, hotels and lodging, building materials, machinery, home construction, and ocean shipping. Our founder, Philip Carret, would have been quite comfortable in the market of 2004 because without exception all of those industries also existed, and were prospering, in the year of his birth, 1896. For Pioneer Fund, the better-than-average performance was derived both from our solid weightings in many of the old-economy stocks, especially in energy, industrials, and materials, and from our good stock selection in the four sectors that underperformed the S&P 500 average, consumer staples, financials, health care, and information technology. Among our best-performing stocks were Norfolk Southern and PACCAR in industrials and T. Rowe Price in financials, but we also benefited from having only modest relative exposure to Pfizer and Cisco Systems (which we sold during the year) and no holdings of Coca-Cola, all stocks that did poorly. We did suffer from having above-market weightings in two of the dismal semiconductor names, Applied Materials and Texas Instruments, but on the whole we managed to avoid most of the "disaster" stocks. We were particularly pleased that consumer discretionary, the sector we had highlighted in our annual report for 2003 as the "major culprit" in our relative underperformance versus the S&P during that year, was a positive contributor to Fund performance in 2004. Three of our largest gains were from stocks in that sector: McGraw-Hill, Target, and John Wiley & Sons.

Q: What changes did you make to the portfolio during the second half?

A: The list of 32 additions to and 10 deletions from the portfolio in the second half of 2004 makes it look as though the period was a singularly busy one for Pioneer Fund. Actually it was just a normally busy time, but due to the merger of an acquired fund, the Safeco Core Equity Fund, into Pioneer Fund during December, we ended up with some 20 new, transferred positions. Most of the Safeco fund, totaling about $700 million in assets, overlapped with positions already owned in Pioneer Fund, but we inherited the others as well. Rather than "throwing them all out with the wash," we thought that we would take our time to study them in the expectation that some might prove to be worthwhile longer-term holdings for Pioneer Fund. The merger itself marked an exciting increase to the asset base of Pioneer Fund, and also to our shareholder family. To our new, formerly Safeco fund shareholders, a hearty welcome! The total effect of the portfolio activity on sector weights was modest, with no sector weighting going up or down by as much as 2%. Materials, industrials, consumer discretionary, information technology, and telecommunications services all increased as a percentage of the Fund portfolio, and energy, consumer staples, health care, financials, and utilities all decreased. As examples, in materials we added: BHP Billiton, a major Australian-based mining and minerals company; Inco, the Canadian nickel producer; and Newmont Mining, a leading gold miner. Two new materials names came from the Safeco fund, Praxair, supplier of industrial gases, and Ball, a packaging company. Among industrials, Northrup Grumman and Ingersoll-Rand were both Safeco holdings, and in the case of consumer discretionary, five of the eight new stocks came from the Safeco fund. The two largest additions, however, were our own purchases, Nordstrom and Gap, both of them retailing companies showing signs of meaningful operational improvement over the past couple of years. Information technology rose somewhat with: our purchase of Veritas Software, which has received a merger proposal from another portfolio company, Symantec; the receipt of shares of Freescale Semiconductor from our holding Motorola; and the inclusion of EMC, an information storage specialist, from the Safeco fund. Telecommunications saw one purchase by us, Nextel Communications, and two additions attributable to the Safeco fund, CenturyTel and Verizon. Subsequent to our purchase of Nextel, the company entered into merger discussions with Sprint. In regard to the sectors where the weightings decreased, the reasons in some cases had to do with weaker relative share-price performance and in other cases with sales from the portfolio. In energy, we realized a gain on a large position in Smith International and replaced it with a smaller holding of Schlumberger. With consumer staples, despite the addition of two small positions from the Safeco portfolio, Kellogg and Kimberly Clark, the sector declined as a percent of the Fund due to underperformance versus the market averages. In the case of health care, it was a combination of selling in excess of purchasing and woeful stock performance from some of the pharmaceuticals, especially Mylan Labs, which announced an acquisition that many investors thought ill conceived. During the six months, we realized significant percentage gains on our sales of Biomet and Wellpoint Health Networks, while adding two names in the health-care equipment and supplies industry, Stryker and Medtronic, and one name in biotechnology, Amgen. Medtronic and Amgen were both from the Safeco fund. Financials saw SouthTrust stock exchanged for shares of Wachovia in a merger and our shares of Charter One Financial acquired for cash by the Royal Bank of Scotland. We sold our position in St. Paul Travelers after discouragement over the company's need to set up additional reserves following the merger creating the company. Finally, in utilities, we sold a position in Vectren and received a smaller position in Exelon from the Safeco fund. We have not listed every change, but rather have mentioned the more significant ones and summarized the impact on the portfolio.

Q: What is your outlook for 2005?

A: The economic outlook appears favorable over the coming year. Interest rates are expected to continue rising, but not so fast that they should present impediments to further economic growth.

Earnings growth will moderate somewhat, which is normal as a business cycle lengthens, but should still be adequate to fuel additional share-price advances. Federal tax law, with the maximum 15% tax rate on qualified dividends and long-term capital gains, is likewise favorable to the stock market. Of course there are concerns, including energy and other commodity prices and the high trade and Federal budget deficits. At some point, too, investors will begin looking ahead to the next downturn in the economy and thinking about ways to position themselves more defensively. A lot rides on the length of the current business cycle. That is, will this be a "normal" cycle of four years or thereabouts, or could it become another extended cycle like the one of the 1990s, which continued for more than six years? Making the forecasting even more difficult is the unusual circumstance that this is a wartime cycle, with some economic activity not conforming to more predictable business patterns. We are somewhat inclined to the view that this will be an extended cycle, due to the excruciatingly slow start to the recovery this time around and the persisting cautiousness of many corporate managements. There generally have to be signs of "excesses" before an economy rolls over, and we are not speaking of the recent $44 million apartment sale in New York City or the advertised pricing of some luxury cars above $300,000. Rather we are speaking of excessive hiring and capital spending, leading to unneeded productive capacity, unsellable inventory, and superfluous workers, and none of that has popped up yet at least on our radar screen. So we think that we have some reasonable amount of time ahead of us for making money in the market. As always, though, we are mainly interested in companies that have the financial and management strengths to survive and do well regardless of the economic climate, and especially companies with the potential, as well as a plan and the management commitment, to do better than they have in the past. A good economy creates more opportunities for such companies to achieve improved results.

Thank you very much for your interest and support.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Mid Cap Value Fund

Performance Update 10/31/04 Class A Shares

Share Price And Distributions

Net Asset Value per Share              10/31/04              10/31/03
                                        $25.57                $22.25
Distributions per Share
(11/1/03 - 10/31/04)
Net Investment Income                  $ --
Short-Term Capital Gains               $0.2084
Long-Term Capital Gains                $0.3145

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund at public offering price, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2004)

Period                           Net Asset Value        Public Offering Price (POP)
Life-of-Class
10 Years                              11.44%                       10.78%
5 Years                               12.18                        10.86
1 Year                                17.65                        10.87

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Performance Update 10/31/04 Class B Shares

Net Asset Value per Share             10/31/04              10/31/03
                                       $23.32                $20.48

Distributions per Share
(11/1/03 - 10/31/04)

Net Investment Income                 $ --
Short-Term Capital Gains              $0.1778
Long-Term Capital Gains               $0.3145

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.

Average Annual Total Returns
(As of October 31, 2004)

Period                             If Held             If Redeemed
10 Years                            10.55%                12.22%
5 Years                             11.25                 11.12
1 Year                              16.64                 12.64

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. "If redeemed" returns reflect deduction of applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4% and declines over six years. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Performance Update 10/31/04 Class Y Shares

Share Price And Distributions

Net Asset Value per Share                        10/31/04              10/31/03
                                                  $26.17                $22.73
Distributions per Share
(11/1/03 - 10/31/04)
Net Investment Income                            $ --
Short-Term Capital Gains                         $0.2913
Long-Term Capital Gains                          $0.3145

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Mid Cap Value Fund, compared to that of the Russell Midcap Value Index.

Period                            If Held             If Redeemed
10 Years                           11.79%                11.79%

5 Years                            12.73                 12.73
1 Year                             18.23                 18.23

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Performance for periods prior to the inception of Y shares reflects the NAV performance of the Fund's A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to A shares. Since fees for A shares are generally higher than those of Y shares, the performance shown for Y shares prior to their inception would have been higher. Class A shares are used as a proxy from 7/25/90 to 7/2/98. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Index comparison begins 7/31/98. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Portfolio Management Discussion 10/31/04

Investors reacted to a variety of different influences during the 12-month period ended October 31, 2004, but the dominant trend in the market was for stock prices to move higher as the economy expanded and corporate profits grew. During the period, mid-cap stocks tended to outperform both large-cap and small-cap stocks, and value stocks outperformed growth stocks. In the following discussion, Rod Wright, leader of the team that manages Pioneer Mid Cap Value Fund, provides an update on the Fund, its investment strategies and the economic environment during the 12-month period.

Q: How did the Fund perform?

A: The Fund did well, outperforming the average return of competitive funds despite trailing the benchmark Russell Midcap Value Index. The Fund's Class A shares had a total return of 17.65% for the 12 months ended October 31, 2004, while Class B and Class C shares returned 16.64% and 16.60%, respectively, all at net asset value. During the same period, the Russell Midcap Value Index gained 19.74%, while the average return of the 228 funds in Lipper's Mid-Cap Value category was 15.64%.

Q: What were the principal factors affecting Fund performance?

A: The market began the period, in the final quarter of calendar 2003, building on the rally that had characterized much of 2003, with stock prices rising amid expectations that the economy was entering a period of sustained economic growth. The surge continued through early spring of 2004, when investors began to be concerned about a host of other influences, including high stock valuations, the instability in Iraq, political uncertainty and rapidly rising oil prices. The combination of these concerns stalled the rally until late in the period, when prices again advanced amid renewed optimism about the strength of the economy. The Fund's selections in technology, energy, consumer discretionary and telecommunications services helped support strong performance, while investments in industrials and financial services tended to detract from performance. The underperformance of the Fund, relative to the Russell Midcap Value Index, was primarily due to the absence of any investments in real estate investment trusts (REITs), part of the financial services sector. The Fund's defensive positioning in the financial services sector also held back performance, as market interest rates did not increase by as much as we had anticipated and many banks and other interest rate sensitive companies continued to perform well.

Q: What were some of the individual investments that most influenced performance?

A: Foot Locker, a specialty retailer focusing on athletic apparel, was a major contributor to performance, as its earnings accelerated. Transocean, the world's largest offshore oil-drilling company, posted big gains, as world oil prices advanced, stimulating drilling activity. Phelps Dodge, the world's second largest copper mining company, was another major contributor, as the prices of copper and other basic materials climbed because of surging economic growth throughout the world. Foot Locker remained the Fund's largest single holding at the end of the fiscal year, while we also continued to hold both Transocean and Phelps Dodge. Other investments that added to returns include: NCR, which develops and produces electronic processing equipment; Becton, Dickinson, a medical products company, Occidental Petroleum, an integrated petroleum company; and Providian Financial, which specializes in credit cards. The Fund still owned these stocks at the period's end. Two holdings were the subjects of acquisitions at premiums to their stock valuations, significantly helping performance. Charter One Financial, which operates banks in nine Eastern and Midwestern states, was acquired by Citizens Financial, a subsidiary of the Royal Bank of Scotland. Apogent Technologies, which produces devices and equipment for clinical and research laboratories, was purchased by Fisher Scientific International.

Q: What were some of the investments that detracted from performance?

A: In addition to the Fund's defensive positioning in the financial services sector and lack of exposure to REITs, performance relative to the benchmark Russell Midcap Value Index was hurt by not owning several strongly performing stocks, notably TXU, a Texas based utility, and Apple Computer. Other investments that proved to be disappointments for the fiscal year included: PMI Group, an insurer of residential mortgages and Mattel, the toy company.

Q: What is your investment outlook?

A: We are reasonably optimistic about the economy and investment opportunities in the stock market. The economy is expanding at a healthy rate, job growth has begun to accelerate, interest rates remain low by historical standards, and inflation continues to be restrained. Stock valuations also appear to be reasonable, giving us the opportunity to find interesting investments. Although we expect to continue to de-emphasize the stocks of companies that may be vulnerable to rapid increases in interest rates, we are moderately bullish about the overall market.

Investing in mid-sized companies may offer the potential for higher returns, but these companies are also subject to greater short-term price fluctuations than larger, more established companies.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Growth Opportunities Fund

Performance Update 12/31/04 Class A Shares
Share Price And Distributions

Net Asset Value per Share                     12/31/04              12/31/03
                                               $29.80                $24.38
Distributions per Share
(1/1/04 - 12/31/04)
Income Dividends                               $ --
Short-Term Capital Gains                       $ --
Long-Term Capital Gains                        $ --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund at public offering price, compared to that of the Russell 2000 Index.

Average Annual Total Returns
(As of December 31, 2004)

Period                             Net Asset Value        Public Offering Price (POP)
Life-of-Class
9/30/96                                 12.53%                       11.76%
5 Years                                  5.13                         3.88
1 Year                                  22.23                        15.1

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index measures U.S. small-cap stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the index.

Performance Update Class B Shares

Share Price And Distributions

Net Asset Value per Share                    12/31/04              12/31/03
                                              $27.94                $23.05

Distributions per Share

(1/1/04 - 12/31/04)
Income Dividends                                 $ --
Short-Term Capital Gains                         $ --
Long-Term Capital Gains                          $ --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Index.

Period                                        If Held             If Redeemed
Life-of Class (9/30/96)                        11.67%                11.67%
5 Years                                         4.36                  4.36
1 Year                                         21.21                 17.21

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of each class of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index measures U.S. small-cap stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in the index.

Portfolio Management Discussion 12/31/04

In the following interview, Michael Rega and Diego Franzin, co-managers of Pioneer Growth Opportunities Fund, discuss the factors that influenced performance for the twelve months ended December 31, 2004. The current portfolio team assumed the Fund's management duties on December 10, 2004.

Q:  What factors affected the performance of U.S. equities during the past year?

A: The stock market performed very well in 2004, despite a potentially challenging environment. Investors had to contend with a host of obstacles throughout the year, including a sharp increase in oil prices, rising short-term interest rates, the uncertainty associated with the U.S. presidential election and the ongoing insurgency in Iraq. Nevertheless, the market remained well supported by its strong underlying fundamentals. The economy continued to grow at a steady pace, but not so fast that the Federal Reserve felt compelled to accelerate its measured pace of rate increases. Corporate earnings also remained robust, finishing the year at a much higher level than most analysts had anticipated. Strong earnings, in turn, translated to increased dividends and a continued improvement in corporate balance sheets. Taken together, those factors helped the stock market climb the "wall of worry" and post a double-digit gain for the year. Amid this generally positive environment, small-cap stocks outperformed their large-cap counterparts by a wide margin, reflecting the superior earnings growth of companies in the asset class. Within small-caps, value outperformed growth: for the year, the Russell 2000 Value Index returned 22.25% versus 14.31% for the Russell 2000 Growth Index. Given the Fund's focus on reasonably valued small- and medium-sized companies, the strong returns within those market segments provided a favorable tailwind to performance.

Q: How did the Fund perform in relation to its benchmark and peer group?

A: Class A shares of the Fund produced a total return of 22.23% at net asset value during the twelve-month period ended December 31, 2004, compared to a return of 18.33% for its benchmark, the Russell 2000 Index. The Fund also outperformed the 18.38% average return of the 556 funds in the Lipper Small-Cap Core category, finishing in the top quarter of the group.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: As new managers of the Fund, what changes do you anticipate making to the portfolio and its overall investment style?

A: We do not plan to do a major rebalancing of the portfolio, but we expect to make a series of gradual changes to the Fund throughout the year as market conditions warrant. First, we intend to bring greater diversification to the portfolio by owning more stocks and taking smaller positions in individual names. Second, we plan to keep the Fund sector neutral, meaning that its industry weightings will usually be very closely in line with those of the benchmark index. In this way, the majority of the Fund's performance will be the result of individual stock selection. We believe we can add more value through company research than by attempting to predict the direction of the overall market or the relative performance of specific industries.

Q: How do you intend to select stocks for the Fund?

A: We start by dividing the Russell 2000 Index into a number of distinct sectors and subsectors, then we use a disciplined stock selection model to identify the most attractive stocks in each sector based on four factors: growth, quality, valuation and momentum. That enables us to analyze the entire universe of 2,000 companies and select what our criteria show to be the top 20% in each sector. Next, we focus our research capabilities to conduct a fundamental analysis of each stock that has been selected. We believe that the approach provides both breadth and depth to our stock picking. We believe that this investment style will provide more stability to the portfolio and reduce the extent of the variation in its return with respect to the benchmark index. Our goal is not to hit home runs, but to hit singles and doubles and, in the process, try to deliver market-beating returns on a long-term basis. MANAGEMENT DISCUSSION 12/31/04 (continued)

Q: What is your overall view of the market at this juncture?

A: We believe a focus on individual stock selection will be critical in the year ahead. Small-caps have outperformed large-caps for six years in a row, which suggests that a change in market-cap leaders may be in order. What's more, our analysis shows that on a historical basis, growth stocks have been this inexpensive in relation to value less than 5% of the time. This has two implications: first, it means that gains in the small-cap value area are not likely to come as easily as they did in 2004. As a result, fundamental research should play a very important role in generating outperformance. Second, it means that in assessing the outlook for individual stocks, we will place a higher than normal emphasis on companies with the most attractive growth characteristics. We believe these steps will help the Fund effectively navigate the year ahead even in the event that the stellar relative performance of the small-cap value asset class begins to cool off.

Q: In what areas are you finding the best investment opportunities?

A: In 2004, every major sector in the Russell 2000 Index provided double-digit returns with the exception of technology. We expect a greater dispersion of returns in 2005, which again would work to our advantage as individual stock pickers. We will be looking for opportunities in technology and health care, two areas that underperformed the broad-based index during 2004. One of the Fund's top holding, MICROS Systems, is a tech stock that in our view is among those that have additional upside. MICROS develops and markets software applications to the hospitality industry, mostly table service restaurants. Their software allows restaurants to improve coordination between servers and kitchen staff and reduce costs by improving inventory management and product reordering. A key driver of future growth is expansion into the hotel industry as the industry embarks on a 5- to 7-year technology infrastructure upgrade cycle. Within health care, we will be closely looking for opportunities in the biotechnology sector. We believe biotechs are less risky than in the past, since there are more companies that have been public for four or five years and, therefore, have a longer earnings history and more experienced management teams. We will look to capitalize on companies we identify as quality managed and staffed, along with a proven record of execution. On the other side of the coin, we find the consumer staples and real estate areas to be less compelling. And within financials, we intend to focus on companies that have an asset/liability mix that favors a flattening yield curve environment and exposure to expanding markets such as Florida and Texas.

Q: Do you have any final thoughts for investors?

A: We believe that the most important aspect of asset management is individual stock selection, and we will remain committed to our research-driven approach. Regardless of the direction of the overall market, we believe Fund shareholders have the potential to benefit from our efforts to identify the highest-quality small-cap stocks in the market. By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investing in small companies may offer the potential for higher returns, but these companies are also subject to greater short-term price fluctuations than larger, more established companies.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Ibbotson Aggressive Allocation Fund

Performance Update 1/31/05 Class A Shares

Share Price And Distributions

Net Asset Value per Share                        1/31/05               8/9/04
                                                 $11.07                $10.00
Distributions per Share
(8/9/04 - 1/31/05)
Dividends                                        $0.0218
Short-Term Capital Gains                         $ --
Long-Term Capital Gains                          $0.2979               $ --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Ibbotson Aggressive Allocation Fund at public offering price, compared to that of the Standard & Poor's 500 Stock Index.

Average Annual Total Returns
(As of January 31, 2005)

Period                              Net Asset Value        Public Offering Price (POP)
Life-of-Class
(8/9/04)                                 13.54%                        7.02%

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Performance Update 1/31/05 Class B Shares

Share Price And Distributions

Net Asset Value per Share                        1/31/05               8/9/04
                                                 $10.68                $10.00
Distributions per Share
(8/9/04 - 1/31/05)
Dividends                                        $ --
Short-Term Capital Gains                         $ --
Long-Term Capital Gains                          $0.2979

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Ibbotson Aggressive Allocation Fund, compared to that of the Standard & Poor's 500 Stock Index.

Average Annual Total Returns
(As of January 31, 2005)

Period                                      If Held             If Redeemed
Life-of-Class
(8/9/04)                                      9.73%                 5.73%

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Portfolio Management Discussion  1/31/05

In the following interview, portfolio manager Peng Chen, Chief Investment Officer for Ibbotson Associates, discusses the market environment and investment strategies that applied to the three portfolios in the Pioneer Ibbotson Allocation Series for the period of almost six months since they began operations on August 9, 2004.

Q: Could you characterize the economic backdrop against which the three portfolios began investment operations?

A: The period of nearly six months between the August 9, 2004 launch of the funds and the end of January 2005 was an uncertain environment for investors. While the U.S. economy has continued the growth trend that started in the second half of 2003, the rate of growth has showed signs of decelerating. At the same time, inflation continues to be a concern, spurred on by the continued strength in the economy and, to a lesser extent, by oil prices that have been at all-time highs. On the interest rate front, the Federal Reserve began to raise short-term rates earlier in 2004 and appears to be maintaining a tightening policy to keep economic growth in check.

Q: How did the financial markets respond in this climate?

A: Early in the period, equity market levels wavered while basically staying within a range. As the November 2 date for the U.S. presidential election drew closer, however, investors became increasingly focused on the accompanying uncertainties, and stocks fell. In contrast, bond prices generally showed strength during this time. The trends appeared to reverse themselves in the aftermath of the election. The stock market responded positively to the increased clarity, while bond market performance was dampened by expectations of a continued lack of progress on reducing federal budget deficits.

Q: What were the strategic considerations that you applied to the three portfolios in allocating assets?

A: As the three portfolios in the series were launched and initial investor dollars were received, assets were invested in keeping with the respective broad asset allocation and specific mutual fund targets established prior to the launch of the series. Toward the, middle of the period, in late October, we implemented two strategic changes across all three portfolios. First, within the U.S. stock portion of the portfolios, we implemented a moderate emphasis on value stocks and a corresponding underweighting of more growth-oriented investments. We did this because we believe the U.S. economy has entered into a decelerating growth cycle that should favor value equities with relatively stable earnings prospects. We also believe that the potential for higher inflation and interest rates favors the value investment style over growth. Our equity valuation and momentum models further support this assessment, indicating an overweighting of value and an underweighting of growth equities. That said, value stocks have now outperformed growth over a period of more than four years. If the economy starts to show signs of more rapid growth, an overweighting of more growth-oriented investments will be warranted. With respect to the other equity asset classes, the portfolios' targeted exposure across large-, mid-, and small-cap equities remained unchanged. We have also maintained neutral target weightings in the non-U.S. equity market alternatives, both developed and emerging. The other shift has been within the bond portion of the portfolios, where we implemented an underweighting of the long-term bond vehicle, with the difference allocated to the shorter-term fixed income alternative. We believe that, given the prospect of higher interest rates across all maturities, but especially on the long end of the yield curve, shorter duration fixed-income investments are more attractive. Elsewhere within fixed-income, we have maintained neutral positions in the high yield bond offering, as well as in the non-U.S. fixed-income option. Going forward, we will closely monitor economic indicators and interest rate movements to evaluate whether we need to make any adjustments to the views underlying these allocations. Given the significant level of uncertainty that continues to impact the financial markets, we believe that maintaining appropriate diversification across asset classes will be especially important in the months ahead.

Please the see the Portfolio Reviews beginning on page 10 for information on specific weightings and performance for each of the three portfolios in the Pioneer Ibbotson Asset Allocation Series. Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Ibbotson Growth Allocation Fund

Performance Update 1/31/05 Class A Shares

Share Price And Distributions

Net Asset Value per Share                        1/31/05               8/9/04
                                                 $10.84                $10.00
Distributions per Share
(8/9/04 - 1/31/05)
Dividends                                        $0.0342
Short-Term Capital Gains                         $ --
Long-Term Capital Gains                          $0.249

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Ibbotson Growth Allocation Fund at public offering price, compared to that of the Standard & Poor's 500 Stock Index.

Average Annual Total Returns
(As of January 31, 2005)

Period                           Net Asset Value        Public Offering Price (POP)
Life-of-Class
(8/9/04)                              11.19%                        4.80%

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Performance Update 1/31/05 Class B Shares

Share Price And Distributions

Net Asset Value per Share                        1/31/05               8/9/04
                                                 $ 9.95                $10.00
Distributions per Share
(8/9/04 - 1/31/05)
Dividends                                        $ --
Short-Term Capital Gains                         $ --
Long-Term Capital Gains                          $0.249

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Ibbotson Growth Allocation Fund, compared to that of the Standard & Poor's 500 Stock Index.

Period                              If Held             If Redeemed
Life-of-Class
(8/9/04)                              1.95%                -2.03%

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Portfolio Management Discussion   1/31/05

In the following interview, portfolio manager Peng Chen, Chief Investment Officer for Ibbotson Associates, discusses the market environment and investment strategies that applied to the three portfolios in the Pioneer Ibbotson Allocation Series for the period of almost six months since they began operations on August 9, 2004.

Q: Could you characterize the economic backdrop against which the three portfolios began investment operations?

A: The period of nearly six months between the August 9, 2004 launch of the funds and the end of January 2005 was an uncertain environment for investors. While the U.S. economy has continued the growth trend that started in the second half of 2003, the rate of growth has showed signs of decelerating. At the same time, inflation continues to be a concern, spurred on by the continued strength in the economy and, to a lesser extent, by oil prices that have been at all-time highs. On the interest rate front, the Federal Reserve began to raise short-term rates earlier in 2004 and appears to be maintaining a tightening policy to keep economic growth in check.

Q: How did the financial markets respond in this climate?

A: Early in the period, equity market levels wavered while basically staying within a range. As the November 2 date for the U.S. presidential election drew closer, however, investors became increasingly focused on the accompanying uncertainties, and stocks fell. In contrast, bond prices generally showed strength during this time. The trends appeared to reverse themselves in the aftermath of the election. The stock market responded positively to the increased clarity, while bond market performance was dampened by expectations of a continued lack of progress on reducing federal budget deficits.

Q: What were the strategic considerations that you applied to the three portfolios in allocating assets?

A: As the three portfolios in the series were launched and initial investor dollars were received, assets were invested in keeping with the respective broad asset allocation and specific mutual fund targets established prior to the launch of the series. Toward the, middle of the period, in late October, we implemented two strategic changes across all three portfolios.

First, within the U.S. stock portion of the portfolios, we implemented a moderate emphasis on value stocks and a corresponding underweighting of more growth-oriented investments. We did this because we believe the U.S. economy has entered into a decelerating growth cycle that should favor value equities with relatively stable earnings prospects. We also believe that the potential for higher inflation and interest rates favors the value investment style over growth. Our equity valuation and momentum models further support this assessment, indicating an overweighting of value and an underweighting of growth equities. That said, value stocks have now outperformed growth over a period of more than four years. If the economy starts to show signs of more rapid growth, an overweighting of more growth-oriented investments will be warranted. With respect to the other equity asset classes, the portfolios' targeted exposure across large-, mid-, and small-cap equities remained unchanged. We have also maintained neutral target weightings in the non-U.S. equity market alternatives, both developed and emerging. The other shift has been within the bond portion of the portfolios, where we implemented an underweighting of the long-term bond vehicle, with the difference allocated to the shorter-term fixed income alternative. We believe that, given the prospect of higher interest rates across all maturities, but especially on the long end of the yield curve, shorter duration fixed-income investments are more attractive. Elsewhere within fixed-income, we have maintained neutral positions in the high yield bond offering, as well as in the non-U.S. fixed-income option. Going forward, we will closely monitor economic indicators and interest rate movements to evaluate whether we need to make any adjustments to the views underlying these allocations. Given the significant level of uncertainty that continues to impact the financial markets, we believe that maintaining appropriate diversification across asset classes will be especially important in the months ahead.

Please the see the Portfolio Reviews beginning on page 10 for information on specific weightings and performance for each of the three portfolios in the Pioneer Ibbotson Asset Allocation Series. Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Ibbotson Moderate Allocation Fund

Performance Update 1/30/05 Class A Shares

Share Price And Distributions

Net Asset Value per Share                        1/31/05               8/9/04
                                                 $10.63                $10.00

Distributions per Share
(8/9/04 - 1/31/05)
Dividends                                        $0.0433
Short-Term Capital Gains                         $ --
Long-Term Capital Gains                          $0.2339

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Ibbotson Moderate Allocation Fund at public offering price, compared to that of the Standard & Poor's 500 Stock Index.

Average Annual Total Returns
(As of January 31, 2005)

Period                           Net Asset Value        Public Offering Price (POP)
Life-of-Class
(8/9/04)                               9.04%                        2.77%

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Performance Update 1/30/05 Class B Shares

Share Prices and Distributions

Net Asset Value per Share                        1/31/05               8/9/04
                                                 $10.32                $10.00

Distributions per Share
(8/9/04 - 1/31/05)
Dividends                                        $ --
Short-Term Capital Gains                         $ --
Long-Term Capital Gains                          $0.2339

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Ibbotson Moderate Allocation Fund, compared to that of the Standard & Poor's 500 Stock Index.

Average Annual Total Returns
(As of January 31, 2005)

Period                                 If Held             If Redeemed
Life-of-Class
(8/9/04)                                 5.51%                 1.51%

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Portfolio Management Discussion 1/31/05

In the following interview, portfolio manager Peng Chen, Chief Investment Officer for Ibbotson Associates, discusses the market environment and investment strategies that applied to the three portfolios in the Pioneer Ibbotson Allocation Series for the period of almost six months since they began operations on August 9, 2004.

Q: Could you characterize the economic backdrop against which the three portfolios began investment operations?

A: The period of nearly six months between the August 9, 2004 launch of the funds and the end of January 2005 was an uncertain environment for investors. While the U.S. economy has continued the growth trend that started in the second half of 2003, the rate of growth has showed signs of decelerating. At the same time, inflation continues to be a concern, spurred on by the continued strength in the economy and, to a lesser extent, by oil prices that have been at all-time highs. On the interest rate front, the Federal Reserve began to raise short-term rates earlier in 2004 and appears to be maintaining a tightening policy to keep economic growth in check.

Q:  How did the financial markets respond in this climate?

A: Early in the period, equity market levels wavered while basically staying within a range. As the November 2 date for the U.S. presidential election drew closer, however, investors became increasingly focused on the accompanying uncertainties, and stocks fell. In contrast, bond prices generally showed strength during this time. The trends appeared to reverse themselves in the aftermath of the election. The stock market responded positively to the increased clarity, while bond market performance was dampened by expectations of a continued lack of progress on reducing federal budget deficits.

Q: What were the strategic considerations that you applied to the three portfolios in allocating assets?

A: As the three portfolios in the series were launched and initial investor dollars were received, assets were invested in keeping with the respective broad asset allocation and specific mutual fund targets established prior to the launch of the series. Toward the, middle of the period, in late October, we implemented two strategic changes across all three portfolios.

First, within the U.S. stock portion of the portfolios, we implemented a moderate emphasis on value stocks and a corresponding underweighting of more growth-oriented investments. We did this because we believe the U.S. economy has entered into a decelerating growth cycle that should favor value equities with relatively stable earnings prospects. We also believe that the potential for higher inflation and interest rates favors the value investment style over growth. Our equity valuation and momentum models further support this assessment, indicating an overweighting of value and an underweighting of growth equities. That said, value stocks have now outperformed growth over a period of more than four years. If the economy starts to show signs of more rapid growth, an overweighting of more growth-oriented investments will be warranted. With respect to the other equity asset classes, the portfolios' targeted exposure across large-, mid-, and small-cap equities remained unchanged. We have also maintained neutral target weightings in the non-U.S. equity market alternatives, both developed and emerging. The other shift has been within the bond portion of the portfolios, where we implemented an underweighting of the long-term bond vehicle, with the difference allocated to the shorter-term fixed income alternative. We believe that, given the prospect of higher interest rates across all maturities, but especially on the long end of the yield curve, shorter duration fixed-income investments are more attractive. Elsewhere within fixed-income, we have maintained neutral positions in the high yield bond offering, as well as in the non-U.S. fixed-income option.

Going forward, we will closely monitor economic indicators and interest rate movements to evaluate whether we need to make any adjustments to the views underlying these allocations. Given the significant level of uncertainty that continues to impact the financial markets, we believe that maintaining appropriate diversification across asset classes will be especially important in the months ahead.

Please the see the Portfolio Reviews beginning on page 10 for information on specific weightings and performance for each of the three portfolios in the Pioneer Ibbotson Asset Allocation Series. Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Bond Fund

Performance Update 12/31/04 Class A Shares

Share Price And Distributions

Net Asset Value per Share                        12/31/04               6/30/04
                                                   $9.38                 $9.18

Distributions per Share
(7/1/04 - 12/31/04)
Net Investment Income                            $0.2485
Short-Term Capital Gains                         $ --
Long-Term Capital Gains                          $ --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund at public offering price, compared to that of the Lehman Brothers Aggregate Bond Index.

Average Annual Total Returns
(as of December 31, 2004)

Period                         Net Asset Value        Public Offering Price (POP)
10 Years                             7.18%                        6.69%
5 Years                              7.86                         6.86
1 Year                               5.71                         0.96

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

Performance Update 12/31/04 Class B Shares

Share Price And Distributions

Net Asset Value per Share                12/31/04               6/30/04
                                           $9.34                 $9.14

Distributions per Share
(7/1/04 - 12/31/04)
Net Investment Income                      $0.2084
Short-Term Capital Gains                   $ --
Long-Term Capital Gains                    $ --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Lehman Brothers Aggregate Bond Index.

Average Annual Total Returns
(as of December 31, 2004)

Period                                               If Held             If Redeemed
10 Years                                               6.30%                 6.30%
5 Years                                                6.93                  6.93
1 Year                                                 4.82                  0.82

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

Performance Update 12/31/04 Class Y Shares
Share Price And Distributions

Net Asset Value per Share                  12/31/04               6/30/04
                                             $9.32                 $9.12
Distributions per Share
(7/1/04 - 12/31/04)
Net Investment Income                        $0.2715
Short-Term Capital Gains                     $ --
Long-Term Capital Gains                      $ --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Bond Fund, compared to that of the Lehman Brothers Aggregate Bond Index.

Average Annual Total Returns
(as of December 31, 2004)

Period                                If Held             If Redeemed
10 Years                                7.34%                 7.34%
5 Years                                 8.18                  8.18
1 Year                                  6.35                  6.35

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Performance for periods prior to the inception of Y shares reflects the NAV performance of the Fund's A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to A shares. Since fees for A shares are generally higher than those of Y shares, the performance shown for Y shares prior to their inception would have been higher. Class A shares are used as a proxy from 10/31/78 to 9/20/01. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares. The Lehman Brothers Aggregate Bond Index is a measure of the U.S. bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

Portfolio Management Discussion   12/31/04

As the domestic economy showed evidence of a sustained recovery during the second half of 2004, the U.S. Federal Reserve continued to raise short-term interest rates gradually to contain the risk of inflation and keep the economy in check. The fixed-income market reacted favorably to the Fed's series of measured increases in the Fed funds rate, with the yields of longer-term Treasuries actually declining modestly. Meanwhile corporate bonds and mortgages continued to outperform Treasuries as investors sought out higher-yielding investments in an environment of low, by historical standards, interest rates. In the following discussion, Kenneth J. Taubes discusses the factors that influenced Pioneer Bond Fund's performance during the six months. Mr. Taubes, Director of Pioneer's Fixed Income Group, oversees the team responsible for daily management of the Fund.

Q: How did the Fund perform during six months ended December 31, 2004?

A: Pioneer Bond Fund performed well, outpacing its benchmark as well as the competitive funds average. For the six-month period, the Fund's Class A shares returned 4.92%, at net asset value. During the same six months, the Lehman Brothers Aggregate Bond Index returned 4.18%, while the average total return of the 224 funds in Lipper's Corporate Debt A-Rated Bond Fund category was also 4.18%. On December 31, 2004, the standardized 30-day SEC Yield on Class A shares was 4.00%. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What factors affected Fund performance?

A: During a period in which investors sought out yield, the Fund held to its emphasis on sectors with yield advantages over Treasuries, corporate bonds and mortgage-backed securities. Both corporate bonds and mortgage securities outperformed Treasuries, with high-yield corporate securities turning in the best performance of all sectors of the domestic bond market. Despite rising short-term rates, the yields of longer maturity Treasuries were relatively stable, and investors sought out securities with yield advantages over Treasuries. Against a backdrop of a strengthening economy, corporations generated additional cash flow, which improved the overall credit quality of corporate securities and further encouraged investments in both high-yield and investment-grade corporate debt.

Our emphasis on high-yield and investment-grade corporate bonds as well as mortgage securities helped support Fund performance throughout the six months. At the end of the six-month period, about 55% of assets were invested in mortgage securities and about 40% were invested in corporate debt, including almost 15% high-yield bonds. We reduced our high-yield positions slightly in the final quarter of the year. As we did so, we increased our investments in mortgages, which offered yields competitive with investment-grade corporates but with higher quality. Overall average credit quality of the portfolio was raised slightly during the period from A to A+. Less significant but also helpful was our decision to keep the Fund's sensitivity to interest-rate changes -- as measured by duration -- either neutral or slightly longer than the benchmark Lehman Brothers Aggregate Bond Index. In an environment of stable to slightly-declining market interest rates, this strategy tended to benefit performance. On December 31, 2004, the Fund's average effective duration was a somewhat shorter 3.99 years.

Q: What were some of the individual holdings that most influenced portfolio performance?

A: Among the high-yield holdings that helped performance were the bonds of two steel companies: International Steel, which we sold to take profits before the period ended, and ISPAT Inland ULC, which were upgraded in credit rating after the company was acquired by a Dutch corporation. Other bonds which appreciated strongly in price were those of financial service corporates Allmerica Financial, E-Trade and Odyssey Re. Detracting from results were insurance company Provident, whose bond prices slipped amid controversy over the New York attorney general's investigation of industry practices, Toys "R" Us, which announced restructuring plans, and Intelsat, a satellite company that withdrew plans for an initial public stock offering.

Q: What is your investment outlook?

A: We anticipate that the Federal Reserve will continue to raise the Fed funds rate at a gradual pace during 2005. The fixed-income market already has anticipated, in current bond prices, a series of further increases that would bring the Fed funds rate from 2.25% to near 3.5% by the end of the year. We believe the market rates of longer-term and intermediate-term securities already are close to being fairly valued. As a result, we anticipate that the yield curve -- which measures the relationship between short-term and longer-term interest rates -- likely will flatten during the year as short-term rates move up. In general, valuations of corporate securities appear relatively high by historical standards, but they probably are justified given the strong economic fundamentals both in the United States and throughout the globe. Strengthening economies are now helping companies across all sectors, resulting in improved cash flows and corporate profits. In this environment, we think corporate bonds should perform well, consistent with their yield advantage over Treasuries. As a result, we will continue to look for opportunities in the corporate sector. However, we expect to also put greater emphasis on mortgage securities, which offer virtually the same yields as investment grade corporate debt but have the advantage of higher credit ratings.

Investments in high yield or lower-rated securities are subject to greater-than average risk. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Fund will generally rise. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities.

Mortgage-backed securities are also subject to pre-payments. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Tax Free Income Fund

Performance Update 12/31/04 Class A Shares

Performance Update 12/31/04 Class A Shares
Share Price And Distributions

Net Asset Value per Share                       12/31/04              12/31/03
                                                 $11.67                $11.70
Distributions per Share
(1/1/04 - 12/31/04)
Net Investment Income                            $0.567
Short-Term Capital Gains                         $ --
Long-Term Capital Gains                          $ --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer Tax Free Income Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2004)

Period                  Net Asset Value        Public Offering Price (POP)
10 Years                      6.33%                        5.88%
5 Years                       6.64                         5.66
1 Year                        4.75                         0.05

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index. A portion of the Fund's income may be subject to the Alternative Minimum Tax (AMT) or state and local taxes.

Performance update 12/31/04 Class B Shares

Share Price And Distributions

Net Asset Value per Share                       12/31/04              12/31/03
                                                 $11.57                $11.59
Distributions per Share
(1/1/04 - 12/31/04)
Dividends                                        $0.4764
Short-Term Capital Gains                         $ --
Long-Term Capital Gains                          $ --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Tax Free Income Fund, compared to that of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2004)

Period                                   If Held             If Redeemed
Life-of-Class
(4/28/95)                                  4.94%                 4.94%
5 Years                                    5.84                  5.84
1 Year                                     4.07                  0.07

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index. A portion of the Fund's income may be subject to the Alternative Minimum Tax (AMT) or state and local taxes.

Performance Update 12/31/04 Class Y Shares

Share Price And Distributions

Net Asset Value per Share                       12/31/04              12/31/03
                                                 $11.61                $11.64

Distributions per Share
(1/1/04 - 12/31/04)
Dividends                                        $0.6085
Short-Term Capital Gains                         $ --
Long-Term Capital Gains                          $ --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Tax Free Income Fund, compared to that of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2004)

Period                                     If Held             If Redeemed
10 Year                                      6.14%                 6.14%
5 Year                                       6.26                  6.26
1 Year                                       5.14                  5.14

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Performance for periods prior to the inception of Y shares reflects the NAV performance of the Fund's A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to A shares. Since fees for A shares are generally higher than those of Y shares, the performance shown for Y shares prior to their inception would have been higher. Class A Shares are used as a proxy from 11/18/77 to 2/28/02. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index. A portion of the Fund's income may be subject to the Alternative Minimum Tax (AMT) or state and local taxes.

Portfolio Management Discussion   12/31/04

During a period when interest rates remained relatively low, Pioneer Tax Free Income Fund's exposure to investments in a variety of states and a diverse number of economic sectors provided an attractive level of tax-free income. In the following interview, David Eurkus, a member of Pioneer's Fixed Income Management Team, discusses some of the factors that had an impact on the municipal bond market and your Fund.

Q: How did the Fund perform?

A: For the 12-month period ended December 31, 2004, Pioneer Tax Free Income Fund's Class A shares produced a 4.75% total return at net asset value. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 4.48%, and the average return of the 297 funds in the Lipper General Municipal Debt Funds Category was 3.70%. Lipper is an independent monitor of mutual fund performance. The Fund's Class A shares generated a 30-day SEC tax-free yield of 3.88% on December 31, 2004. That translates into a taxable equivalent yield of 5.97%, based on the maximum federal income-tax rate of 35%. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like during the period?

A: Early in the period, the strength of the economic rebound raised concerns that inflation and interest rates might rise. In this environment, there was a significant decline in the bond market, which pushed bond prices down and yields up. As the fiscal year progressed, however, reports associated with the economy indicated that the rapid pace of growth had shifted to a slower but steady rate. Despite this slight softening in the economic expansion, the Federal Reserve began tightening monetary policy, boosting the Federal funds rate on five occasions, each time by 0.25%. By yearend, the Federal funds rate was 2.25%, up from 1.00% at the start of 2004. (The Federal funds rate is the rate banks charge each other for overnight loans.) Initially, the Fed's actions caused yields to move higher, but when it appeared that inflation was under control, the yield curve flattened. (The yield curve shows the relationship between bond yields and maturity lengths.) With a flatter yield curve, short-term yields moved higher and prices declined; and longer-term yields fell or remained stable, boosting bond prices.

Q: How did you manage the Fund in this environment?

A: We maintained a diverse portfolio with assets invested in 154 securities in 38 states. We continued to emphasize sectors that are vital to the growth of the U.S. economy. These sectors included health care/hospitals, housing, transportation, and power and energy, areas in which the underlying credit quality of the fixed-income securities tends to improve as the economy gets stronger. We also had a position in tobacco revenue bonds, which are investment-grade securities that are backed by the tobacco settlement money awarded to states. Most of the portfolio was invested in investment-grade securities, those rated BBB or better. However, about 10% was allocated to below investment-grade bonds, which had relatively high yields and which enhanced the Fund's income stream. At the end of the period, the Fund's overall quality rating was A+.

Q: What contributed most to performance?

A: As short-term interest rates went up, the portfolio benefited from the price appreciation that resulted from the declining yields on longer-term securities. In addition, the below investment-grade bonds in the portfolio helped boost the tax-free income and prices.

Q: What detracted from performance?

A: There were no significant detractors. Overall the portfolio was positioned for declining interest rates. Our duration could have been somewhat longer; however, it exceeded the duration of our benchmark, the Lehman Brothers Municipal Bond Index, and our peer group, the Lipper General Municipal Debt Funds Category. (Duration measures a bond's sensitivity to interest-rate changes. A shorter duration is helpful when interest rates rise, and a longer duration is usually an advantageous when interest rates decline.)

Q: What is your outlook for the next six months?

A: We believe that the economy is on a positive growth path and expect the Fed to continue making modest interest-rate hikes over the near term. Therefore, we expect short-term rates to move higher and long-term rates to remain stable or possibly decline. In this environment, income could become a larger component of performance.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the fund will generally rise. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. Investments in the fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer America Income Trust

Performance Update 12/31/04 Class A Shares

Share Price And Distributions

Net Asset Value per Share                        12/31/04              12/31/03
                                                 $9.79                 $9.95

Distributions per Share
(1/1/04 - 12/31/04)
Net Investment Income                            $0.4286
Short-Term Capital Gains                         $ --
Long-Term Capital Gains                          $ --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to that of the Lehman Brothers Government Bond Index and of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of December 31, 2004)

Period                          Net Asset Value        Public Offering Price (POP)
10 Years                              6.24%                        5.75%
5 Years                               6.23                         5.26
1 Year                                2.77                        -1.86

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares. The Lehman Brothers Government Bond Index measures the performance of the U.S. government bond market. The Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

Performance Update 12/31/04 Class B Shares

Share Price And Distributions

Net Asset Value per Share                        12/31/04              12/31/03
                                                 $9.74                 $9.89

Distributions per Share
(1/1/04 - 12/31/04)
Net Investment Income                            $0.3452
Short-Term Capital Gains                         $ --
Long-Term Capital Gains                          $ --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer America Income Trust, compared to that of the Lehman Brothers Government Bond Index and of the Lehman Brothers Fixed-Rate Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of December 31, 2004)

Period                                   If Held             If Redeemed
10 Years                                   5.41%                 5.41%
5 Years                                    5.37                  5.37
1 Year                                     2.02                 -1.92

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares. Index comparisons begin 4/30/94. The Lehman Brothers Government Bond Index measures the performance of the U.S. government bond market. The Lehman Brothers Fixed- Rate Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indexes.

Portfolio Management Discussion   12/31/04

As the U.S. economy expanded, the Federal Reserve began raising interest rates at a slow but steady pace. Short-term interest rates rose more than long-term rates, which remained virtually unchanged for the year. For example, at the beginning of the year, the yield on the two-year Treasury was 1.82%. At the end of the year, it was 3.07%. The yield on the 10-year Treasury began the year at 4.25% and ended the year at 4.22%. Against this backdrop, investors in U.S. Government and agency securities were rewarded with a relatively attractive level of income during the 12-month period ended December 31, 2004. In the interview below, Richard Schlanger, a member of the Pioneer fixed-income team, discusses the factors that affected the fixed-income market and the Trust over the past 12 months.

Q: How did the Trust perform during the period?

A: For the 12-month period ended December 31, 2004, Class A shares of Pioneer America Income Trust produced a total return of 2.77% at net asset value. The Trust underperformed its benchmark, the Lehman Brothers Government Bond Index, which returned 3.48% for the same period. The Trust also underperformed the Lehman Brothers Fixed-Rate Mortgage-Backed Index, which returned 4.70%. We attribute the shortfall relative to the Lehman Brothers Fixed-Rate Mortgage-Backed Index to the index's significant exposure to securities issued by the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae), which outperformed Ginnie Maes. Because conventional mortgages--those issued by Freddie Mac and Fannie Mae--do not have the backing of the full faith and credit of the U.S. Government, we do not invest in them. The Trust underperformed the 3.19% return generated by the General U.S. Government Funds Category of Lipper, an independent monitor of mutual fund performance. At the end of the period, the 30-day SEC yield for Class A shares was 3.25%. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q. What was the investment environment like during the period?

A. The economy continued to gain strength in 2004, reflected by improving job growth, relatively strong consumer spending, and higher commodity and oil prices. With the economy on a firmer footing, the Federal Reserve boosted short-term interest rates in June and continued raising them through the end of the year. By year-end, the federal funds rate was 2.25%, up from 1.00% at the start of 2004. (The federal funds rate is the rate banks charge each other for overnight loans.) Initially, the Fed's actions caused Treasury yields to move higher but when it appeared that inflation was under control, the yield curve flattened. The yield curve shows the relationship between bond yields and maturity lengths. With a flatter yield curve, short-term yields moved higher and prices declined; longer-term yields fell or remained stable, boosting prices. An enormous amount of Treasury buying by overseas investors was also instrumental in keeping Treasury yields low. Foreign central banks had large cash reserves, which they invested at record levels in the U.S. Treasury market in an attempt to stem the decline of the U.S. dollar relative to their own currencies.

Q: How did you manage the Trust in this environment?

A: The Trust was divided between mortgage-backed securities, which accounted for 70.6% of net assets, and Treasury securities, which composed 28.2% of net assets. The Trust also had a 1.2% cash position. In the mortgage market, we invested in securities issued by the Government National Mortgage Association
(GNMA), which are backed by the full faith and credit of the U.S. government. (A full faith and credit backing applies to underlying Trust securities, not to Trust shares). Because interest rates remained attractive and the housing market was strong, we sought to avoid prepayment risk. When interest rates decline, homeowners often "prepay" their existing mortgages and refinance their homes at a lower rate. Significant prepayment activity can result in declining yields and share prices in portfolios with investments in mortgages. To mitigate this risk, we favored mortgages with low loan balances that were not likely to be refinanced. We also emphasized mortgage pools in slow-paying states, such as New York and Texas, where the rate of housing turnover is relatively low in comparison to other states. In addition, we sought mortgages with coupons (stated rates of interest) in the 4.5% to 5.5% range, which would probably not be refinanced quickly. In the Treasury portion of the Trust, we emphasized securities with short to intermediate durations. We expected yields to move higher and wanted to minimize the price volatility that would naturally occur as yields rose. Therefore, we kept duration shorter than the benchmark. Measured in years, duration measures a bond's price sensitivity to interest-rate changes. A shorter duration can protect a portfolio from price declines as yields rise. We were premature, however, in our expectation of higher yields. As a result, our short-duration strategy worked against the Trust. Long-term Treasuries outperformed, because of the huge demand from overseas investors and the flattening of the yield curve. For example, the 30-year Treasury bond returned 8.89%; the five-year Treasury returned 2.39%.

Q: What contributed most to performance?

A: The significant overweight in mortgage-backed securities made the largest positive impact, as mortgages outperformed other fixed income assets. Minimizing prepayment risk by selecting specific mortgage pools also helped drive performance. The flatter yield curve, which boosted the prices of longer-term Treasury securities, also benefited results.

Q: What detracted from performance?

A: The Trust's underweight in long-term Treasuries. We continue to believe, however, that yields on such Treasuries are artificially low, given the weak U.S. dollar, the growing trade imbalance and a Fed that is likely to continue raising interest rates.

Q: What is your outlook for the next six months?

A: In the short term, we expect the investment environment to remain unchanged and are unlikely to alter the Trust significantly during the first quarter of 2005. We plan to continue to emphasize mortgage securities. In February, Federal Reserve Chairman Alan Greenspan will make his semi annual Humphrey-Hawkins testimony before Congressional committees. At that time, we will learn what to expect in the way of Fed interest-rate policy and what the central bank's thinking is about the prospects for accelerating inflation. Whenever the Fed raises rates, there is a lag effect; and it can take as long as a year for higher rates to affect the economy. Over the next several months, we will be closely monitoring data to determine the appropriate action to take should the economic backdrop change.

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio. When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the fund will generally rise. The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. Investments in the fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Short Term Income Fund

Performance Update 12/31/04 Class A Shares
Share Price And Distributions

Net Asset Value per Share                       2/28/05               8/31/04
                                                 $9.88                $10.02

Distributions per Share
(9/1/04 - 2/28/04)
Net Investment Income                            $0.1520
Short-Term Capital Gains                         $ --
Long-Term Capital Gains                          $ --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund at public offering price, compared to that of the Lehman Brothers One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(as of February 28, 2005)

Period                                           Net Asset Value        Public Offering Price (POP)
Life-of-Class
(7/8/04)                                               0.71%                       -1.84%

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Short-Term      Lehman Brothers One-to-Three
                              Income Fund         Year Government/Credit Index
7/04                             $9,750                      $10,000
                                 $9,804                      $10,078
2/05                             $9,816                      $10,061

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 2.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers One- to Three-Year Government/Credit Index measures the performance of the short term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Performance Update 2/28/04 Class B Shares
Share Price And Distributions

Net Asset Value per Share                        2/28/05               8/31/04
                                                  $9.88                $10.01
Distributions per Share
(9/1/04 - 2/28/05)
Net Investment Income                            $0.1097
Short-Term Capital Gains                         $ --
Long-Term Capital Gains                          $ --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund, compared to that of the Lehman Brothers One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(as of February 28, 2005)

Period                                  If Held             If Redeemed
Life-of Class
(7/8/04)                                  0.20%                -1.78%

  [THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                      Pioneer Short-Term      Lehman Brothers One-to-Three
                          Income Fund         Year Government/Credit Index
7/04                        $10,000                   $10,000
                            $ 9,840                   $10,061
2/05                        $ 9,822                   $10,078

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers One- to Three-Year Government/Credit Index measures the performance of the short term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Performance Update 2/28/05 Class Y Shares
Share Price And Distributions

Net Asset Value per Share                        2/28/05               8/31/04
                                                  $9.89                $10.01

Distributions per Share
(9/1/04 - 2/28/05)
Net Investment Income                            $0.1702
Short-Term Capital Gains                         $ --
Long-Term Capital Gains                          $ --

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Short Term Income Fund, compared to that of the Lehman Brothers One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(as of February 28, 2005)

Period                                               If Held             If Redeemed
Life-of Class
(7/8/04)                                               1.08%                 1.08%

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Short-Term      Lehman Brothers One-to-Three
                     Income Fund         Year Government/Credit Index
7/04                   $10,000                    $10,000
                       $10,057                    $10,078
2/05                   $10,108                    $10,061

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Y shares reflects the NAV performance of the Fund's A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to A shares. Since fees for A shares are generally higher than those of Y shares, the performance shown for Y shares prior to their inception would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers One- to Three-Year Government/Credit Index measures the performance of the short term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Portfolio Management Discussion   2/28/05

In the following interview, Richard Schlanger, the Fund's Lead portfolio Manager, discusses the factors that influenced performance for the semiannual period ended February 28, 2005.

Q. How would you characterize the market environment for fixed- income investors over the six-month period?

A. On balance, the economy continued to show evidence of solid growth, although some of the employment statistics have not been as robust as in past recoveries. Given this backdrop, the Federal Reserve continued to execute a "measured" approach to removing its accommodative stance with respect to short-term interest rates. This took the form of three separate hikes in the benchmark fed funds rate (the interbank overnight lending rate) totaling three-quarters of a percentage point over the period.

While long-term interest rates were relatively stable, shorter-term bonds experienced yield increases - and corresponding price declines - over the period. Yields on shorter-maturity issues rose substantially over the period, with both the six-month and two-year Treasuries experiencing yield increases of just over one percentage point. By contrast, long-term interest rates ended the period only slightly higher than where they began, with the ten-year Treasury yield increasing approximately one-quarter percentage point.

Q. How did the Fund perform in this environment?

A. The Fund's total return from August 31, 2004, through February 28, 2005 was a positive 0.12%, versus -0.16% for the unmanaged benchmark index, the Lehman Brothers One-to Three-Year Government/Credit Index. The return number is for Class A shares and does not include the impact of any sales charge paid.

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and Pioneer Short Term Income Fund principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund also continued to deliver good income. The 30-day SEC yield for Class A shares on February 28, 2005, was 2.47%. This yield reflects the waiver of certain expenses by the investment advisor; without the waiver, the 30-day SEC yield for Class A shares would have been 1.99%.

The Fund's absolute return for the six-month period primarily reflects a difficult environment for short-term bonds, as yields increased and prices generally fell among these issues.

We believe the Fund's comparatively better performance versus its benchmark index can be attributed to a combination of:

   1. shorter overall portfolio duration - a measure of interest rate sensitivity - which helped cushion against pervasive price declines;

   2. security selection favoring mortgage pass-through securities, an area of the bond market that outperformed Treasury securities.

Q. What is your outlook?

A. We continue to believe that, despite some underlying strain, the global economy is on a path of solid growth, led by the United States, which appears positioned to deliver GDP growth in the 3.5% to 4.0% range for the near-to-intermediate term. Growth at this level would support solid expansion in employment over time and could put some upward pressure on inflation and interest rates. In addition, the decline of the U.S. dollar and continued high oil prices both suggest that a rise in inflation would not be surprising, with a corresponding impact on interest rates. Finally, the lack of progress in reducing the U.S. budget deficit may also lead to rising interest rates over time. With respect to short-term rates, we expect the Fed to continue on a course to raise rates gradually over the next year or so in an effort to contain potential inflationary pressures while allowing the economy to continue on its current growth path.

Q. How is the Fund currently positioned?

A. In view of our outlook for continued solid economic growth, the Fund is somewhat conservatively positioned from the perspective of sensitivity to changes in interest rates. At the end of February, the Fund's weighted average maturity was 1.38 years, well under the Fund's maximum of three years.

Average quality of the Fund's portfolio is currently a high "AA." We continue to maintain broad exposure to a number of areas of the bond market, while seeking to identify and benefit from relative value among sectors. Currently, yield differentials are quite narrow among sectors on the short end of the curve. For instance, high-quality corporates offer less than half of a percentage point of additional yield versus Treasuries of comparable maturity. At the end of February, our weighting in corporate bonds accounted for about 22% of Fund assets, at the low end of our anticipated range.

Nearly 35% of the Fund's assets are invested in mortgage pass-through securities, down from approximately 40% at the beginning of the period, again reflecting our view on relative value. Our holdings among pass-throughs are focused on "balloon" mortgages with shorter maturities, as well as collateralized mortgage obligations that we believe carry low risk of experiencing a slowing of prepayments (and corresponding increase in duration.

U.S. Treasury issues totaled about 32% of assets at period end, including a small position (approximately 3.7%) in short-term "STRIPS" or "zero coupon" bonds. STRIPS are purchased at a discount to face value and redeemed at par value upon maturity, and the position is anticipated to provide an additional measure of support for the Fund's share price.

Going forward, we will continue to seek to provide a high level of current income while maintaining a relatively stable share price. While the Fund's share price will fluctuate, our focus on shorter-term bonds is designed to reduce price volatility in comparison to longer term alternatives. We believe the Fund's high quality and limited exposure to interest-rate changes makes it an attractive option for investors seeking to maintain important fixed-income exposure in an uncertain environment.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Cash Reserves Fund

Performance Update 12/31/ 04

Share Prices

Performance Update 12/31/04 Class A Shares
Share Price And Distributions

Net Asset Value per Share                12/31/04              12/31/03
Class A Shares $                           $1.00                 $1.00
Class B Shares                             $1.00                 $1.00
Class C Shares                             $1.00                 $1.00
Class R Shares                             $1.00                 $1.00

                                         12/31/04              12/11/04
Investor Class Shares                      $1.00                 $100

Distributions Per Share

(1/1/04 - 12/31/04)               Income Dividends     Short-Term Capital Gains     Long-Term Capital Gain
Class A Shares                       $0.00448                 $ --                        $ --
Class B Shares                        0.00060
Class C Shares                        0.00060
Class R Shares                        0.00268
(12/11/04 - 12/31/04)
Investor Class Shares                 0.00067

Yields *

                                  7-Day Annualized       7-Day Effective**
Class A Shares                          1.12%                  1.13%
Class B Shares                          0.24%                  0.24%
Class C Shares                          0.13%                  0.13%
Class R Shares                          0.91%                  0.91%
Investor Class Shares                   1.33%                  1.34%

* The 7-day yields do not reflect the deduction of the contingent deferred sales charge (CDSC) for Class B (maximum 4%) and Class C (maximum 1%) shares. Please contact Pioneer to obtain the Fund's current 7-day yields.

** Assumes daily compounding of dividends. The 7-day effective yield if fees and expenses were not subsidized would be as follows: Investor Class Shares 1.25%. Class A, Class B, Class C and Class R fees and expenses were not subsidized.

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results.

Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice. Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Portfolio Management Discussion  12/31/04

Although the U.S. Federal Reserve started to raise short-term interest rates from the lowest levels reached in more than four decades, 2004 remained a year in which money market investments offered extremely low yields by historical measures. Despite five increases in interest rates between June 30 and December 31, the key Fed Funds Rate ended the year at just 2.25%. Throughout the 12 months ended December 31, 2004, Pioneer Cash Reserves Fund maintained a $1 share price and provided modest income consistent with the yields available in the money market. The Fund invests exclusively in high quality money market instruments issued by the U.S. government and domestic corporations and banks. All issues have the highest ratings from the two nationally recognized ratings organizations: A1 by Standard & Poor's Investors Services and P1 by Moody's Investor Services. (Ratings apply to underlying securities, not Fund shares.) In the following discussion, Andrew D. Feltus reviews the investment environment and the strategies that affected Pioneer Cash Reserves Fund over the 12 months ended December 31, 2004. Mr. Feltus is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Fund.

Q: How did the Fund perform during 2004?

A: For the 12 months ended December 31, 2004, Class A shares of Pioneer Cash Reserves Fund had a total return of 0.45%, at net asset value. On December 31, 2004, the Fund's seven-day effective yield for Class A shares was 1.13%. For the 12 months, the average total return among the 395 funds in Lipper's Money Market Fund category was 0.60%. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like during the year?

A: For virtually the entire first half of 2004, the influential Fed Funds Rate remained at a 46-year low of 1.00%. The situation began to change when the Federal Reserve raised the rate on June 30 by one-quarter of one percentage point and signaled that it intended to initiate further increases on a gradual basis. The central bank raised the rate four more times, and the Fed Funds Rate stood at 2.25% at the end of the year. The rate increases occurred against a backdrop of continued economic growth and hints of an increase in inflationary pressure. Economic growth, as measured by growth in Gross Domestic Product
(GDP), rose by an average annualized rate of 4.6% during the first nine months of 2004. Affected by the higher costs of energy, the Consumer Price Index rose to about 3.5% by the end of November. While periodic concerns about low new-job creation did arise, in general the Federal Reserve Board believed that the economy was gathering enough strength that monetary policy could be tightened to avert the possibility of increasing inflationary threats. At the end of the year, the Federal Reserve was widely expected to continue to raise short-term rates further in 2005.

Q: What were your principal strategies in this low-interest rate environment?

A: We held to our commitment to high quality money market instruments. We started gradually to lower the Fund's effective duration so that we could take advantage of higher yields available as the Federal Reserve Board proceeded with its rate increases. At the end of the year, the effective duration of the Fund was 60 days, and we were moving to have a target duration of about 45 days as the new year unfolded.

Q: What is your investment outlook?

A: We anticipate that the economy will show sustained growth in 2005 and that the Federal Reserve Board will maintain its policy of raising short-term grates gradually. At the same time, because of budget pressures and concern about the federal deficit, the government is likely to put new brakes on spending. The combination of the tighter monetary policy and restrained fiscal policy may act as a drag on the pace of economic growth and ultimately cause a possible change in monetary policy.

If economic growth does begin to slow, the Federal Reserve may revise its current bias toward raising short-term rates. However, until that appears to be imminent, we intend to continue to keep the Fund's effective duration relatively short to enable us to invest in newer, higher-yielding securities that have the potential to raise the level of income to be distributed to shareholders. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Tax Free Money Market Fund

Performance Update 12/31/04

Share Prices

Net Asset Value per Share                           12/31/04               2/11/04
Class A Shares                                        $1.00                 $1.00
                                                    12/31/04               12/31/03
Investor Class Shares                                 $1.00                 $1.00

Performance Update 12/31/04 Class A Shares
Share Price And Distributions

Distributions per Share                          Class A Shares
(12/11/04 - 12/31/04)
Income Dividends                                 $0.0004
Short-Term Capital Gains                         $ --
Long-Term Capital Gains                          $ --

(1/1/04 - 12/31/04)                              Investor Class Shares
Income Dividends                                 $.0059
Short-Term Capital Gains                         $ --
Long-Term Capital Gains                          $ --

Yields                                           7-Day Annualized      7-Day Effective
Class A Shares                                   0.83%                      0.83%
Investor Class Shares                            1.01%                      1.01%

** Assumes daily compounding of dividends. The 7-day effective yield if fees and expenses were not subsidized would be as follows: Class A 0.76% and Investor Class shares 0.76%.

Performance data shown represents past performance. Past performance does not guarantee future results. Investment returns will fluctuate, and there can be no guarantee the Fund will be able to maintain a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The performance of each class of the Fund is the performance of the predecessor fund's Investor Class, which has been restated to reflect differences in any applicable sales charges (but not Rule 12b-1 fees or other differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Portfolio Management Discussion 12/31/04

On August 2, 2004, Pioneer Investments assumed management of the former Safeco Funds. In the following interview, David Eurkus, a member of the fixed income team, details the investment environment for tax-free money funds during the 12-month period ended December 31, 2004, the Fund's performance for the period, and the Fund's portfolio strategy going forward.

Q: Will you describe what, if anything, has changed and what has remained the same in the transition of Fund management to Pioneer?

A: As a Safeco product, and now as Pioneer Tax Free Money Market Fund, this has been and will continue to be a very conservative offering. We are keeping the Fund as a high quality, liquid product. We will not compromise stability of principal in any way by taking on additional risk to secure a more competitive yield than our peers. Safety of principal is paramount and, as part of the objective, we will continue to seek tax-free income for the Fund's shareholders.

Q: How did the Fund perform during its most recent fiscal year?

A: For the 12-month period ended December 31, 2004, the Fund's Class A shares posted a 0.58% total return at net asset value. (The performance of each class of the Fund is the performance of the predecessor fund's Investor Class, which has been restated to reflect differences in any applicable sales charges (but not Rule 12b-1 fees or other differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower.) In comparison, the Lipper Tax-Exempt Money Market Average returned 0.56%. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: Will you describe the investing environment for tax-exempt money funds during the time period?

A: Prior to June 2004, short- and long-term interest rates had continued to fall since the stock market bubble burst in 2001. Early last year, one-year tax-free money market rates fell as low as 0.50%. Then, as the U.S. economy began to show modest improvement in the first half of 2004, the Federal Reserve indicated that the economy and job growth were showing signs of improvement and that the Fed was becoming more concerned about the possibility of rising inflation rather than deflation. The Fed also hinted that it would begin to raise short-term interest rates in the second half of 2004, but at a "measured" pace. The Fed then raised short-term interest rates by 25 basis points at each of its five meetings in the second half of the year. As a result, the one-year Bond Buyer Index, the market's measurement of tax-exempt money market rates, rose from 0.50% at the start of the year to 1.25% at year end. Historically, those are still extremely low rates. Supply and demand for tax-exempt money market securities continue to be well balanced. This is evidenced by the still significant amount of assets being held in taxable as well as tax-free money market funds. Investor demand continues to be substantial, and there is ample supply to deal with the asset base.

Q: What has been your strategy since assuming management of the Fund last
   August?

A: We continue to maintain broad diversification, both on a regional and national basis, with AAA credits in revenue as well as general obligation issues. As a Seattle-based fund, the previous Safeco product was regionally focused, with investments based in Colorado, Texas and Alaska as its top three portfolio concentrations. As we continue to emphasize safety of principal we will be changing to a more nationally focused diversification strategy. The Fund invests in floating rate securities (55% of portfolio assets as of December 31, 2004) as well as fixed-rate instruments (45% of assets). The interest rate of floating rate securities adjusts periodically based on indices such as the Bond Buyer Index and the Fed funds rate. As of December 31, the Fund's effective maturity was 56 days. With the Fed's series of short term interest rate increases, the yield curve is changing, and we will adjust the portfolio accordingly. As some six- and 12-month securities in the portfolio mature we are converting them to cash in anticipation of further short-term interest rate increases. That will gradually decrease the Fund's weighted average maturity in the short term. Over the long term this strategy should benefit shareholders because we will be reinvesting at higher rates than the yields that are currently available. In terms of portfolio quality, over 90% of the portfolio is AAA-rated, with the balance rated AA. (Ratings apply to underlying securities, not Fund shares.)

Q: What is your outlook?

A: In the months ahead, we foresee continued modest growth in the U.S. economy. We also think that the Fed will maintain its bias for measured increases in short-term interest rates over the next several months. A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall the prices of fixed income securities in the Fund will generally rise. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

================================================================================
AMSOUTH VALUE FUND
================================================================================

PORTFOLIO MANAGER

Brian B. Sullivan, CFA
Director, Value Equity Strategies


AmSouth Bank
AmSouth Asset Management, Inc.

Brian Sullivan has been the portfolio manager for the AmSouth Value and AmSouth Balanced Fund since June 2004. Mr. Sullivan has more than 18 years of investment management experience and holds an MBA in finance and a bachelor's degree in economics.


INVESTMENT CONCERNS

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.


--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Value Fund uses a 'value investing' approach. Rather than pursue hot stocks that are in high demand, we search for solid companies with good fundamentals that are available that attractive prices. By adhering to this investment approach through entire market cycles, we seek to achieve above average long-term results with less volatility than the overall market."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Q & A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 11.37% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 10.47% total return for the Fund's benchmark, the S&P 500/BARRA Value Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the period ended January 31, 2005, were 5.27%, 4.36%, 1.77% and 9.18%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance?

A. A favorable backdrop, characterized by economic growth, the resolution of the presidential election and a pullback in oil prices, helped stocks rally during the fourth quarter of 2004. Value stocks performed particularly well, boosting this Fund's returns

Stock selection produced the largest contribution to the Fund's relative performance. Strong performance by particular stocks in the restaurant and retail industries helped the Fund's consumer- discretionary stocks outperform the corresponding sector in the index.

The Fund's relative returns also benefited from our strategy in the energy sector whereby we reduced the Fund's energy holdings during the period as prices on energy stocks increased. That strategy boosted performance against the benchmark, as energy stocks declined late in the period in response to falling oil prices. +

The Fund held an underweight position in utilities stocks during the period. That stake weighed slightly on relative returns, as utilities stocks led the benchmark. The reverse was true for performance data quoted represents past performance telecommunications services stocks. We over-weighted that sector, and current returns may be lower or higher. Total return so its relatively weak performance modestly reduced the Fund's figures include change in share price, reinvestment of return relative to the returns of the benchmark. +

+ The Fund's portfolio is current to January 31, 2005 and subject to change.

(1) See Glossary of Terms for additional information.

================================================================================
AMSOUTH SELECT EQUITY FUND
================================================================================

PORTFOLIO MANAGERS

OakBrook Investments, LLC (sub-advisor)
     Neil Wright, President and Chief Investment Officer
     Janna Sampson, Director of Portfolio Management
     Peter Jankovskis, Director of Research

As portfolio managers for the AmSouth Select Equity Fund, Neil Wright, Janna Sampson and Peter Jankovskis are three veteran investment professionals who have more than 50 years of combined experience. Neil and Peter hold PhDs in economics, and Janna holds an MA in economics. They have worked together for the past 12 years. They also serve as the portfolio managers for the AmSouth Enhanced Market Fund and the AmSouth Mid Cap Fund.

INVESTMENT CONCERNS

A concentrated portfolio may add a measure of volatility to performance, as major fluctuations in any one holding will likely affect the fund more than a fund with a greater diversification.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PERSPECTIVE

"Our goal in managing the AmSouth Select Equity Fund is to outperform the S&P 500 Stock Index(1) over a complete market cycle while experiencing less volatility than the broad stock market. We look for 20 to 25 leading companies that have a dominant market position, or well-known brand name, yet whose stock price is undervalued. To make this 'growth at a reasonable price' strategy work, we use economic theory to determine whether a company is likely to recover its dominant position after a dip. We believe our patient, long-term approach offers excellent defensive protection, which can reduce losses when the market is weak."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Q & A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 8.94% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower), compared to a 8.15% total return for its benchmark, the S&P 500 Stock Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and Since Inception (9/1/98) average annual total returns for the period ended January 31, 2005, were 2.92%, 1.41%, 8.79% and 6.94%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance?

A. Large-cap stocks generated gains during most of the period, which included a strong rally during November and December. That environment helped the Fund and its benchmark produce positive returns.

This Fund's sub-advisor, OakBrook Investments, invests in select shares of industry-leading companies with steady and predictable earnings growth. We believe the Fund's managers positioned the portfolio to benefit from an economic recovery, while avoiding exposure to stocks that were likely to be hurt by rising interest rates.

That strategy helped the Fund stay even with the market during the first five months of the period, as short-term interest rates increased and a cyclical pick-up did occur. A decline in long-term interest rates offset some of the benefits of the managers' strategy, however. What's more, rising commodity prices had a negative impact on the Fund's holdings. Shares of the industry-leading firms in which this Fund invests tend to be consumers of commodities, rather than producers of them, and therefore suffer from rising commodity prices.+

The market experienced a sell-off in January. This Fund's holdings fared better than the benchmark in that environment, and generated most of the Fund's relative gains for the six-month period. This may reflect the fact that investors during January prized the earnings stability and predictability that this Fund emphasizes. +

+   The Fund's portfolio is current to January 31, 2005 and subject to change.
(1) See Glossary of Terms for additional information.

The AmSouth Select Equity Fund is subadvised by OakBrook Investments, LLC, which is paid a fee for its services.

================================================================================
AMSOUTH ENHANCED MARKET FUND
================================================================================

PORTFOLIO MANAGERS

OakBrook Investments, LLC (sub-advisor):
     Neil Wright, President and Chief Investment Officer
     Janna Sampson, Director of Portfolio Management
     Peter Jankovskis, Director of Research

As portfolio managers for the AmSouth Enhanced Market Fund, Neil Wright, Janna Sampson and Peter Jankovskis are three veteran investment professionals who have more than 50 years of combined experience. Neil and Peter have PhDs in economics, and Janna holds an MA in economics. They have worked together for the past 12 years. In addition to the Enhanced Market Fund, they also serve as portfolio managers of the AmSouth Select Equity Fund and the AmSouth Mid Cap Fund.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PERSPECTIVE

"Our stock selection strategy for the AmSouth Enhanced Market fund is fairly conservative, with Fund returns having a very close correlation to those of the S&P 500 Stock Index.(1) We try to be 100% invested and do not try to time the market. Through the use of a sophisticated computer model, we attempt to identify and invest in 350 to 400 stocks within the S&P 500 that are starting to experience a widening range of investor expectations. We look to overweight those stocks that we believe may outperform the overall market."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Q & A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 8.07% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). The Fund's benchmark, the S&P 500 Stock Index(1), returned 8.15%.

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and Since Inception (9/1/98) average annual total returns for the period ended January 31, 2005, were 2.15%, -0.20%, -3.52% and 3.42%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance?

A. Large-cap stocks produced positive returns during most of the period, including strong gains during the fourth quarter of 2004. That environment helped the Fund and its benchmark generate positive returns.

This Fund's sub-advisor, OakBrook Investments, emphasizes or deemphasizes the stocks in the index based on a quantitative model that monitors investor expectations for each stock. That approach enhanced the Fund's relative returns during the period. Stock selection boosted returns against the benchmark, particularly in the consumer discretionary and financial sectors. Sector allocation also boosted relative returns slightly. The Fund benefited from an over-weight position in energy stocks and underweight stakes in telecommunications and consumer discretionary shares. +

The Fund held a modest cash position throughout the period, to manage shareholder redemptions and capture developing investment opportunities. That cash stake weighed on returns versus the benchmark, as did trading costs and fees. Those factors caused the Fund to lag its benchmark by a small margin. +

+ The Fund's portfolio is current to January 31, 2005 and subject to change.
(1) See Glossary of Terms for additional information.
The AmSouth Enhanced Market Fund is subadvised by OakBrook Investments, LLC, which is paid a fee for its services

================================================================================
AMSOUTH LARGE CAP FUND
================================================================================

PORTFOLIO MANAGER

Ronald E. Lindquist
Co-Director, Growth Equity Strategy

AmSouth Bank
AmSouth Asset Management, Inc.

Ron Lindquist has more than 35 years of focused investment management experience. He has served as portfolio manager of AmSouth's Large Cap Fund since its inception and also serves as co-director of growth equity strategies for AmSouth Asset Management, Inc. A founding member of the Financial Analysts Society of South Florida, Mr. Lindquist holds a master's degree in management science from Florida International University and a bachelor's degree in finance from Florida State University.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Large Cap Fund is managed in a traditional large-cap growth style. Our goal is to outperform the S&P 500 Stock Index(1) over multiple market cycles. We look for industry leaders that have shown the potential to generate relatively predictable, above-average 3- to 5-year earnings streams. We typically purchase stocks of large, high-equality companies with superior earnings per share growth rates and correspondingly appropriate price/earnings ratios(2). We consider sales when a stock's relative price/earnings ratio is well in excess of historical, similar-market norms or when a significant and ongoing earnings stream deterioration is forecast."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Q & A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 5.33% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 8.15% total return for the Fund's benchmark, the S&P 500 Stock Index. (1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the period ended January 31, 2005, were -0.48%, -5.88%, -3.62% and 10.70%, respectively, for
Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance during the period?

A. The equity market posted solid gains during the six-month period through January, boosting the returns of the Fund and giving an even stronger lift to the broad-market S&P 500.

The Fund has long emphasized large and high-quality growth stocks. That philosophy muted its performance relative to its benchmark. The disparity between the Fund's market-capitalization size, and that of its target, weighed heavily on comparative returns during this period, as smaller and sometimes riskier stocks significantly outperformed larger-company shares.+

Moreover, our Fund's traditional, long-term and rigorously focused growth style approach typically leads it to hold larger stakes than its benchmark in both the health care and the technology sectors. The recent powerful performance of energy stocks undermined the

Fund's relative returns. Our stock selection in the industrials and, to some extent, the health care sectors also hurt our Fund's relative performance.+

Our consumer discretionary and consumer staples allocations provided a modest lift against all of the comparative indices. Conversely, our significantly underweight position in the dramatically outperforming utilities sector hurt relative performance. Our long-established practice of eschewing the sector caused the Fund to lose some ground.+

We believe our Fund is well-positioned to compete successfully when large-cap growth stocks resume market leadership. Until then, we will continue to execute in the focused, traditional-growth style that historically has provided our Fund's above-average long term returns. +

+ The Fund's portfolio is current to January 31, 2005 and subject to change.
(1) See Glossary of Terms for additional information.
(2) Price to Earnings Ratio is a valuation ratio of a company's current share price to its per-share earnings. A high P/E could mean high projected earnings in the future

================================================================================
AMSOUTH CAPITAL GROWTH FUND
================================================================================

PORTFOLIO MANAGER

John Mark McKenzie
Co-Director, Growth Equity Strategy

AmSouth Asset Management, Inc.

John Mark McKenzie has been an investment manager since 1981. His experience includes both equity portfolio and fixed income portfolio management. He has managed a number of AmSouth Mutual Funds and was named portfolio manager of the AmSouth Capital Growth Fund in 2004. In addition, he serves as Co-Director of Growth Equity Strategy for AmSouth Asset Management, Inc. Mr. McKenzie holds a bachelor's degree in banking and finance from the University of Mississippi, and earned his law degree from the University of Mississippi School of Law. He is a member of the Mississippi Society of Financial Analysts and the Mississippi State Bar Association.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PERSPECTIVE

"As a growth-oriented fund, the Capital Growth Fund focuses on industry leaders with high earnings per share. We generally look for annual earnings growth of 15% or higher. After identifying strong themes, such as technology or health care, we select companies that have financial strength, good return on equity, reasonable debt-to-equity ratios and strong revenue growth. We apply sell discipline through price targets and downside alerts."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Q & A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 6.03% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 5.80% total return for the Fund's benchmark, the S&P 500/BARRA Growth Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the period ended January 31, 2005, were 0.19%, -5.49%, -6.16% and 8.66%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance?

A. The stock market posted solid gains during the period, helping the returns of the Fund and its benchmark. Value stocks led the market, however, creating a headwind for this growth-oriented Fund.

Stock selection provided the largest benefit to the Fund's performance relative to its benchmark. On the whole, the stocks in the Fund's portfolio showed increases in sales and earnings growth and in returns on assets and returns on equity. Those improvements helped the Fund's performance compared to its index. In particular, the Fund's holdings in the health care and consumer discretionary sectors significantly outperformed those sectors in the index. Individual selections in the consumer staples sector did drag somewhat on relative returns.+

We increased the Fund's stake in mid-capitalization shares during the period. That change boosted returns against the benchmark, as smaller stocks generally outperformed larger stocks. We also increased the Fund's emphasis on stocks with relatively high growth rates and capital gains potential. That strategy reduced the Fund's exposure to dividend-paying stocks, causing a decrease in yield pay-outs to the Fund. That said, the more-aggressive strategy helped the Fund out-gain its benchmark in a rising market. +

This Fund emphasizes long-term earnings growth. As a result we did not increase the Fund's weightings in the energy or basic materials sectors, since those sectors showed little long-term earnings growth potential.

+   The Fund's portfolio is current to January 31, 2005 and subject to change.
(1) See Glossary of Terms for additional information.

================================================================================
AMSOUTH MID CAP FUND
================================================================================

PORTFOLIO MANAGERS

OakBrook Investments, LLC (sub-advisor):
     Neil Wright, President and Chief Investment Officer
     Janna Sampson, Director of Portfolio Management
     Peter Jankovskis, Director of Research

As portfolio managers for the AmSouth Mid Cap Fund, Neil Wright, Janna Sampson and Peter Jankovskis are three veteran investment professionals who have more than 50 years of combined experience. Neil and Peter have PhDs in economics, and Janna holds an MA in economics. They have worked together for the past 12 years. The team also manages the AmSouth Select Equity Fund and the AmSouth Enhanced Market Fund.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PERSPECTIVE

"Our stock selection strategy for the AmSouth Mid Cap Fund is fairly conservative, with Fund returns having a very close correlation to those of the S&P Mid Cap 400 Stock Index(1). We try to be 100% invested and do not try to time the market. Through the use of sophisticated computer model, we attempt to identify and invest in 320 to 380 stocks within the S&P Mid Cap 400 that are starting to experience a widening range of investor expectations. We look to overweight those stocks that we believe may outperform the overall market."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Q & A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 12.31% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 12.24% total return for the Fund's benchmark, the S&P MidCap 400 Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and Since Inception (5/4/99) average annual total returns for the periods ended January 31, 2005, were 6.16%, 4.63%, -5.43% and 4.74%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance during the period?

A. Mid-cap stocks posted strong returns during the period. Medium-sized stocks lost ground during August, but surged from September through December before slipping back in January. That environment helped the Fund and its benchmark generate strong gains.

This Fund's sub-advisor, OakBrook Investments, over- or under-weights the stocks in its benchmark based on a quantitative model that monitors investor expectations surrounding each stock. That methodology boosted relative returns during the period. Stock selection added to relative gains, as the Fund's holdings in the information technology, consumer discretionary and industrials sectors out-performed the respective sectors in the benchmark. +

Those positive factors were partly offset by the Fund's sector weightings--in particular an overweight position in energy stocks during the last three months of the period. Mid-cap energy stocks performed well during the first two months of the recent period, but subsequently retrenched as energy prices declined. +

+ The Fund's portfolio is current to January 31, 2005 and subject to change.
(1) See Glossary of Terms for additional information
The AmSouth Mid Cap Fund is subadvised by OakBrook Investments, LLC, which is paid a fee for its services.

================================================================================
AMSOUTH SMALL CAP FUND
================================================================================

PORTFOLIO MANAGER

Sawgrass Asset Management, LLC (sub-advisor):
Dean McQuiddy, CFA
Principal and Director of Equity Investments

Dean McQuiddy serves as portfolio manager for the AmSouth Small Cap Fund. He has nearly 20 years of experience in investment management and holds a BS in finance. He created and managed the small-cap growth product at Barnett Capital Advisors for 11 years.

INVESTMENT CONCERNS

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PERSPECTIVE

"For the AmSouth Small Cap Fund, we use a disciplined investment process to identify 60 to 80 fundamentally attractive small companies that share certain attributes: above-market sales and earnings growth, increasing estimates of future earnings and reasonable valuations. We aim to buy these companies in the early stages of their--before their stocks get overvalued in the marketplace."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Q & A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 12.53% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 13.48% total return for the Fund's benchmark, the Russell 2000(R) Growth Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and Since Inception (3/3/98) average annual total returns for the periods ended January 31, 2005, were 6.39%, 4.09%, -2.43% and -0.54%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance during the period?

A. Small stocks rallied, helping the Fund and its benchmark post solid gains. Growth shares lagged value stocks, creating a headwind for this growth-oriented portfolio.

This Fund's sub-advisor, Sawgrass Asset Management, held a significantly underweight position in health care stocks: The Fund held an average of 13.5% of its assets in the health care sector, compared to an average of 21.5% for the benchmark. That comparatively small stake boosted performance against the index, as health care stocks lagged the market. Stock selection in the health care sector also had a modestly beneficial effect on relative returns. +

The managers also under-weighted the technology sector, with an average allocation of 22%, versus an average allocation of 27% for the benchmark. Technology stocks trailed the market, so the Fund's smaller stake increased relative gains. Stock selection in this sector also boosted returns against the index. Selection among consumer discretionary stocks helped the Fund's relative performance as well.+

Stock selection hurt relative returns in the basic materials sector, as the Fund did not fully participate in a strong rally by shares of steel and aluminum producers. The Fund held an overweight stake in energy stocks. That sector generally posted strong performance, but the Fund's energy holdings did not keep pace with those in the index. As a result, the Fund's holdings in that sector weighed on the portfolio's relative performance. +

Similarly, the Fund's overweight position in industrial stocks included some individual holdings that did not perform as well as the sector, which taken as a whole posted relatively strong gains. As a result, the Fund's allocation to industrial stocks hurt the portfolio's returns against the index. +

+ The Fund's portfolio is current to January 31, 2005 and subject to change.
(1) See Glossary of Terms for additional information.
The AmSouth Small Cap Fund is subadvised by Sawgrass Asset Management, LLC, which is paid a fee for its services.

================================================================================
AMSOUTH INTERNATIONAL EQUITY FUND
================================================================================

PORTFOLIO MANAGERS

Dimensional Fund Advisors Inc. (sub-advisor)

Dimensional Fund Advisors Inc. employs a team approach in subadvising the International Equity Fund. The Investment Committee sets policy and procedures, and portfolio managers make daily decisions regarding the Fund. Karen Umland, VP and portfolio manager heads the international group. Portfolio managers on the international team are located in Los Angeles, London and Sydney.

INVESTMENT CONCERNS

An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth International Equity Fund is designed to provide diversified exposure to the international large cap value asset class. The portfolio invest in large cap stocks with high book values relative to price (value stocks). The "value" parameter is determined on a country basis. Currently, the Fund systematically invest in a broadly diversified portfolio of large "value" stocks in 21 developed-market countries."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Q & A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 20.47% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 16.68% total return for the Fund's benchmark, the Morgan Stanley Capital International EAFE(R) (Europe, Australasia and Far East) Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and Since Inception (8/18/97) average annual total returns for the periods ended January 31, 2005, were 13.81%, 14.95%, 2.05% and 4.43%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance?

A. Developed international stock markets generated strong returns during the period, helping the Fund and the benchmark produce solid gains. The dollar weakened compared to most foreign currencies. The Fund does not hedge its exposure to foreign currencies, so dollar weakness increased the Fund's returns. Strong performance among value and small-cap stocks also boosted the Fund's absolute performance. +

The Fund's sub-advisor, Dimensional Fund Advisors, employs a strict value methodology to construct a portfolio that is broadly diversified across geographical regions. The managers rank the stocks in each of the 21 developed markets represented in the index primarily using book value-to-market capitalization, and invest in approximately the top 30% of stocks, by number, in each country. +

That approach helped the Fund outperform its benchmark, since value stocks led global stock markets during the period. The Fund's value discipline also typically leads it to hold shares with smaller average market capitalizations than the average stocks that comprise the Fund's benchmark. That dynamic also boosted relative returns, as smaller shares outperformed larger stocks for the six-month period. +

+ The Fund's portfolio is current to January 31, 2005 and subject to change.
(1) See Glossary of Terms for additional information.
The AmSouth International Equity Fund is subadvised by Dimensional Fund Advisor Inc, which is paid a fee for its services.

================================================================================
AMSOUTH BALANCED FUND
================================================================================

PORTFOLIO MANAGERS

Brian B. Sullivan, CFA
Director, Value Equity Strategies

John P. Boston, CFA
Chief Fixed Income Officer

AmSouth Bank
AmSouth Asset Investment Management, Inc.

Brian Sullivan has been the portfolio manager for the AmSouth Value and AmSouth Balanced Fund since June 2004. Mr. Sullivan has more than 18 years of investment management experience and holds an MBA in finance and a bachelor's degree in economics.

John Boston manages the AmSouth High Quality Bond Fund and co-manages the AmSouth Government Income Fund, AmSouth Limited Term Bond Fund and the AmSouth Balanced Fund. Mr. Boston joined the Asset Management Division in 1987. Mr. Boston earned his B.S. in Finance and Political Science from the University of North Alabama. He is a member and past president of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PERSPECTIVE

"The AmSouth Balanced Fund is a diversified fund that offers investors a simple and easy way to balance their investments between stocks and bonds. Within the equity component, our diversified equity strategy invests in a broad array of high quality stocks to provide long term growth. The fixed income component contains a mix of investment grade bonds to generate income. We assess market opportunities between the two asset classes and allocate assets in the Fund to potentially achieve high risk-adjusted returns.
--------------------------------------------------------------------------------

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

--------------------------------------------------------------------------------
Q & A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 6.26% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). The Fund's benchmarks, the S&P 500 Stock Index(1) and the Lehman Brothers Government/Credit Bond Index(1), returned 8.15% and 4.02%, respectively.

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

The Fund held an average of approximately 60% of its assets in stocks and roughly 40% of its assets in bonds. Stocks significantly outperformed bonds during the period, so the Fund's emphasis on stocks helped boost returns.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were 0.44%, -1.15%, 5.15% and 8.72%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance?

A. Stocks posted solid returns during the period, particularly during the fourth calendar quarter of 2004. That trend boosted the returns of the Fund's equity allocation. Yields on long-term bonds declined, while yields on short-term bonds rose. The Fund's fixed-income portion generated modest gains in that environment.+

We maintained a higher-than-neutral stock allocation throughout the period. The Fund held 60% of its assets in stocks, compared to its neutral position of 50%. The emphasis on equities boosted the Fund's returns relative to its neutral weightings, as stocks significantly outperformed bonds. +

Stock selection helped the Fund's equity allocation outperform the S&P 500. Selection in the health care sector was especially beneficial: The Fund's health care stake out-gained the health care stocks in the S&P 500 by approximately eight percentage points, largely because we avoided or under-weighted several stocks that suffered very poor returns. The Fund's superior performance in the health care sector made a significant impact on relative performance, because health care stocks comprise a sizable portion of the index and this Fund. Stock selection in the technology sector weighed on the equity allocation's returns against the stock benchmark, largely due to weak returns among certain hardware and networking stocks in the Fund's portfolio. +

The Fund's bond allocation lagged its benchmark for the period. We maintained a short average duration relative to the fixed-income index, to protect against rising interest rates. That strategy left the Fund underexposed to long-term bonds, which saw their yields decline and their prices rise. We increased the Fund's average duration late in the period. +

The bond allocation's returns relative to the fixed-income benchmark benefited from an emphasis on corporate bonds, which outperformed government credit. The Fund's high-quality focus prevented it from benefiting from even stronger performance among lower-quality issues, however. +

+ The Fund's portfolio is current to January 31, 2005 and subject to change.
(1) See Glossary of Terms for additional information.

================================================================================
AMSOUTH STRATEGIC PORTFOLIOS
================================================================================

Aggressive Growth
Growth
Growth and Income
Moderate Growth and Income

The AmSouth Strategic Portfolios are managed by a team of AmSouth investment managers, including both equity and fixed income specialists. The team has more than 40 years of combined investment management experience.

INVESTMENT CONCERNS

The Funds invest in underlying funds, so the investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Funds invests.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PERSPECTIVE

The Portfolios seek to provide investors with the potential to achieve a variety of long- and short-term goals, commersurate with investors' specific time horizons and tolerance for risk. Each of the four Strategic Portfolios invests in a combination of underlying mutual funds from the AmSouth fund family. Based on each Portfolio's asset-allocation target, the mangers periodically rebalance stock, bond and money market holdings--based on analysis of economic and market trends.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Q & A

Q. How did the Funds perform during the period?

A. During the six-month period ended January 31, 2005, the Funds' total returns, benchmark returns and other comparative returns were as follows:

AmSouth Aggressive Growth Portfolio
(Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower): 9.87%
S&P 500 Stock Index(1): 8.15%
Lipper Multi-Cap Core Funds Average(1): 9.47%

AmSouth Growth Portfolio
(Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower): 7.91%
S&P 500 Stock Index(1): 8.15%
Lipper Multi-Cap Growth Funds Average(1): 10.47%

AmSouth Growth and Income Portfolio
(Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower): 6.73%
S&P 500 Stock Index(1): 8.15%
Merrill Lynch Government/Corporate Master Index(1)1: 3.98%
Lipper Large Cap Value Funds Average(1): 8.99%

AmSouth Moderate Growth and Income Portfolio
(Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower): 6.03%
S&P 500 Stock Index(1): 8.15%
Merrill Lynch Government/Corporate Master Index(1): 3.98%
Lipper Flexible Portfolio Funds Average(1): 7.54%

With the maximum sales charge of 5.50% and recurring fees, the six-month, 1 Year, 5 Year and Since Inceptions average annual total returns for the Class A Shares for the periods ended January 31, 2005 were 3.87%, 1.11%, -0.53% and 1.60%, respectively, for the Aggressive Growth Portfolio; 2.00%, 0.06%, 0.73% and 1.61%, respectively, for the Growth Portfolio; 0.88%, -0.81%, 2.21% and 2.44%, respectively, for the Growth and Income Portfolio; and 0.22%, -1.28%, 2.95% and 2.83%, respectively, for the Moderate Growth and Income Portfolio. The returns quoted assume reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Portfolios' performance?

A. The stock market staged a strong rally during the fourth quarter of 2004, helping the Strategic Portfolios generate gains for the six-month period. The Portfolios' returns benefited from their broad diversification in the stock market, including funds that invest in various styles and market-cap sizes as well as international shares.

Above-neutral allocations to stocks throughout the period boosted the Portfolios' returns. The Aggressive Growth Portfolio held 99% of its assets in stock during the period, compared to its neutral allocation of 85%. The Growth, Growth and Income and Moderate Growth and Income Portfolios all held equity allocations ten percentage points higher than their neutral positions.+

The diversification of the Portfolios' equity holdings helped those equity stakes outperform the broad market, as measured by the Standard & Poor's 500 Index. In particular, the Portfolios benefited from their allocations to small and medium-sized stocks, value shares and inter-national equities, all of which generated strong gains during the six-month period.

The bond funds in which the Portfolios invested lagged their bench-marks, weighing down relative returns.

+ The Fund's portfolio is current to January 31, 2005 and subject to change.
(1) See Glossary of Terms for additional information.

================================================================================
AMSOUTH GOVERNMENT INCOME FUND
================================================================================

PORTFOLIO MANAGERS

John P. Boston, CFA
Chief Fixed Income Officer

Michael T. Lytle, CFA
Fund Manager

AmSouth Bank
AmSouth Asset Management, Inc.

John Boston manages the AmSouth High Quality Bond Fund and co-manages the AmSouth Government Income Fund, AmSouth Limited Term Bond Fund and the AmSouth Balanced Fund. Mr. Boston joined the Asset Management Division in 1987. Mr. Boston earned his B.S. in Finance and Political Science from the University of North Alabama. He is a member and past president of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.

Michael Lytle co-manages the AmSouth Government Income Fund. He joined the AmSouth Asset management Division in 1999 after completing AmSouth Bank's Management Associate Program. He earned his B.S. in Interdisciplinary Studies from Berry College and holds the Chartered Financial Analyst designation.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PERSPECTIVE

"The AmSouth Government Income Fund is more suitable for investors who seek income but also demand the safety of U.S. government securities. Although we attempt to consistently generate a high level of income, investors should be aware that yields and principal values vary and that the Fund is not guaranteed by the U.S. Government."
--------------------------------------------------------------------------------

INVESTMENT CONCERNS

U.S. Government guarantees apply only to certain underlying securities of the Fund's portfolio and not the Fund's shares.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

--------------------------------------------------------------------------------
Q & A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 2.00% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 3.53% total return for the Fund's benchmark, the Lehman Brothers Mortgage Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 4.00% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were -2.07%, -1.99%, 5.21% and 5.91%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance during the period?

This Fund invests primarily in mortgage-backed securities. Such issues fared well during the period, as investors prized their relatively high yields and the protection they offered against rising interest rates. That environment helped the Fund and its benchmark post positive returns.

The Fund began the period with 50% of its assets in mortgage-backed securities, 40% in agency issues and 10% in Treasuries. We maintained those allocations through December. In January we significantly increased the Fund's weighting in mortgage-backed securities, to 82% of the Fund's assets, in order to take advantage of the attractive yields and outlook those bonds offered. This Fund's benchmark is comprised entirely of mortgage-backed securities, so the Fund's smaller weighting dragged on relative returns as those bonds performed well. That dynamic was the primary reason that the Fund lagged its benchmark. +

The Fund held an average duration that was modestly shorter than the benchmark throughout the period, to help protect against rising interest rates. That strategy had a slightly negative impact on returns against the benchmark, as bonds with longer durations generally performed best. +

+ The Fund's portfolio is current to January 31, 2005 and subject to change.
(1) See Glossary of Terms for additional information.

================================================================================
AMSOUTH LIMITED TERM BOND FUND
================================================================================

PORTFOLIO MANAGER

John P. Boston, CFA
Chief Fixed Income Officer

Scott Flurry, CFA
Fund Manager

AmSouth Bank
AmSouth Asset Management, Inc.

John Boston manages the AmSouth High Quality Bond Fund and co-manages the AmSouth Government Income Fund, AmSouth Limited Term Bond Fund and the AmSouth Balanced Fund. Mr. Boston joined the Asset Management Division in 1987. Mr. Boston earned his B.S. in Finance and Political Science from the University of North Alabama. He is a member and past president of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.

Scott Flurry co-manages the AmSouth Limited Term Bond Fund. Mr. Flurry joined AmSouth Asset Management in 2003. Prior to joining AmSouth, Mr. Flurry managed equity and fixed income portfolios at a large, regional bank since 1993. Mr. Flurry earned his B.S. in Finance from the University of Alabama and holds the Chartered Financial Analyst designation.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PERSPECTIVE

"The AmSouth Limited Term Bond Fund was designed to fill the gap between money market funds and long-term bond funds. For investors looking for a diversified bond fund, this Fund represents the first step out on the 'risk/return' spectrum from the money market arena."
--------------------------------------------------------------------------------

INVESTMENT CONCERNS

Short- or intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

--------------------------------------------------------------------------------
Q & A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 0.55% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 1.22% total return for the Fund's benchmark, the Merrill Lynch 1-5-Year Government/Corporate Bond Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 2.00% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were -3.51%, -3.57%, 4.19% and 5.06%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com

Q. What factors affected the Fund's performance?

The Fund held a shorter average duration than the benchmark throughout the period, in order to protect against the risk of rising interest rates. That strategy hurt relative performance during the first three months, as short-term yields declined. The Fund's relatively short average duration then helped returns against the bench- mark when yields rose during the second half of the recent period. The Fund sacrificed some yield to pursue its low-duration strategy, particularly early in the period when the yield curve was steeper, with higher yields on longer-term issues+

The Fund was overweight corporate bonds during the entire period, which helped relative returns significantly. One- to five-year corporate bonds returned 43 basis points (0.43%) more than the index for the period as a whole. The beneficial effect of the Fund's overweight position in corporate bonds was tempered somewhat by the overall superior credit quality of the Fund, as lower rated corporate bonds were by far the best performers. +

We further increased the Fund's overweight position in corporate bonds during the period. The Fund held 53% of its assets in corporate issues as of August 1, 2004, compared to 60% by the end of the period. +

+ The Fund's portfolio is current to January 31, 2005 and subject to change.
(1) See Glossary of Terms for additional information.

================================================================================
AMSOUTH HIGH QUALITY BOND FUND (formerly the AMSOUTH BOND FUND)
================================================================================

PORTFOLIO MANAGER

John P. Boston, CFA
Chief Fixed Income Officer

AmSouth Bank
AmSouth Asset Management, Inc.

John Boston manages the AmSouth High Quality Bond Fund and co-manages the AmSouth Government Income Fund, AmSouth Limited Term Bond Fund and the AmSouth Balanced Fund. Mr. Boston joined the Asset Management Division in 1987. Mr. Boston earned his B.S. in Finance and Political Science from the University of North Alabama. He is a member and past president of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PERSPECTIVE

"The AmSouth High Quality Bond Fund seeks to take advantage of changes in interest rates to pursue strong returns. We buy longer bonds when interest rates are high and expected to fall, and shorter bonds when interest rates are low and expected to rise. The change in the average maturity or duration is one of the most powerful determinants of return. Through the active use of high-quality investments, we strive to obtain excellent returns."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Q & A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 2.94% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 4.02% total return for the Fund's benchmark, the Lehman Brothers Government/Credit Bond Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 4.00% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were -1.16%, -1.30%, 6.31% and 6.54%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance?

A. Yields on short-term bonds rose during the period, while yields on longer-term bonds declined. The decline in long-term bond yields helped the Fund produce positive returns. The Fund benefited from its position in corporate issues, which outperformed Treasury bonds. +

The Fund held an average duration shorter than that of the benchmark throughout the period. We established and maintained that position to protect against a rise in interest rates. That strategy left the Fund underexposed to long-term bonds, so the relative strength of those securities weighed on returns versus the benchmark. +

We lengthened the Fund's duration late in the period to benefit from any further flattening of the yield curve--that is, any further decline in long-term rates relative to short-term rates. That strategy boosted the Fund's relative returns during January. The Fund began the recent six-month period with an average duration of 4.61 years, and ended the period with an average duration of 5.05 years.+

The Fund held an overweight position in corporate bonds throughout the period. That helped relative returns, as corporate bonds significantly outperformed government-issued securities. The Fund's high-quality focus prevented it from benefiting from even stronger performance among lower-quality corporate bonds, which resulted in the Fund lagging its benchmark. +

+ The Fund's portfolio is current to January 31, 2005 and subject to change.
(1) See Glossary of Terms for additional information.

================================================================================
AMSOUTH HIGH QUALITY MUNICIPAL BOND FUND (formerly the AmSouth Municipal Bond
                                         Fund)
================================================================================

PORTFOLIO MANAGER

Dorothy E. Thomas, CFA
Fund Manager

AmSouth Bank
AmSouth Asset Management, Inc.

Dorothy Thomas manages the AmSouth Municipal Bond Fund, AmSouth Florida Tax-Exempt Fund and the AmSouth Tennessee Tax-Exempt Fund. Ms. Thomas joined the Asset Management Division in 1983 after working in Corporate Finance since 1973. Prior to moving to the Fixed Income team, she held positions as an equity analyst and a portfolio manager. She earned a B.A. in Economics from Stanford University and her MBA from the University of Alabama. She is a member of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PERSPECTIVE

"With the AmSouth High Quality Municipal Bond Fund, we concentrate on high-quality municipal bonds--those in the top three rating classes, or of comparable quality. As with other AmSouth bond funds, we strive to achieve strong returns by taking advantage of anticipated changes in interest rates."
--------------------------------------------------------------------------------

INVESTMENT CONCERNS

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

--------------------------------------------------------------------------------
Q & A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 2.01% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower) during the period. In comparison, the Fund's benchmark the Merrill Lynch 1-12-Year Municipal Bond Index(1) returned 3.46%.

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 4.00% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were -2.10%, -2.59%, 4.57% and 4.49%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund during the period?

A. Yields on long-term municipal bonds declined, while yields on short-term municipal bonds rose. Yields on the four- to five-year securities which we overweighted declined only slightly, so capital appreciation contributed relatively little to Fund gains. Instead, bond yields generated most of the Fund's positive returns. +

The Fund held a shorter average duration than that of the benchmark throughout the period, in order to protect against rising interest rates. That approach weighed on relative returns, since it prevented the Fund from holding many of the longer-term issues that performed the best. We lengthened the Fund's average duration late in the period in order to obtain additional yield for shareholders. The Fund held an average duration of 3.91 years as of August 1, 2004, and ended the period on January 31, 2005 with an average duration of 4.80 years. +

The Fund held bonds with very high credit quality, in keeping with its high-quality mandate. That had a mildly negative effect on returns against the benchmark, as lower-quality bonds led the market. +

+ The Fund's portfolio is current to January 31, 2005 and subject to change.
(1) See Glossary of Terms for additional information.

================================================================================
AMSOUTH FLORIDA TAX-EXEMPT FUND
================================================================================

PORTFOLIO MANAGER

Dorothy E. Thomas, CFA
Fund Manager

AmSouth Bank
AmSouth Asset Management, Inc.

Dorothy Thomas manages the AmSouth Municipal Bond Fund, AmSouth Florida Tax-Exempt Fund and the AmSouth Tennessee Tax-Exempt Fund. Ms. Thomas joined the Asset Management Division in 1983 after working in Corporate Finance since 1973. Prior to moving to the Fixed Income team, she held positions as an equity analyst and a portfolio manager. She earned a B.A. in Economics from Stanford University and her MBA from the University of Alabama. She is a member of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.

INVESTMENT CONCERNS

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Florida Tax-Exempt Fund has a portfolio of high-quality issues in a fast-growing state with a strong economic base. Interest on the bonds is exempt from both Federal income tax and the Florida intangibles tax. This portfolio is managed to potentially benefit from anticipated interest rate moves."
--------------------------------------------------------------------------------

Q & A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 2.29% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). That compared to a 3.46% return for the Fund's benchmark, the Merrill Lynch 1-12-Year Municipal Bond Index.(1)

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 4.00% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were -1.78%, -2.39%, 4.44% and 4.50%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance?

A. The market for Florida municipal debt was similar to the national municipal market: Yields on long-term municipal bonds fell, while yields on short-term issues rose. This Fund over-weighted securities with durations of between four and five years. Yields on those issues declined only slightly, so capital appreciation was not a major factor in producing Fund returns. +

We maintained a shorter average duration than that of the Fund's benchmark throughout the period, to protect against the potential for rising interest rates. That strategy prevented the Fund from holding many of the longer-term issues that performed the best during the period, hurting the Fund's returns relative to the index. We lengthened the Fund's average duration late in the period in order to capture additional yield. The Fund's holdings had an average duration of 3.86 years as of August 1, 2004, and an average duration of 4.63 years as of January 31, 2005. +

The Fund invests in bonds with high credit quality. Lower-quality bonds led the market, so this Fund's high-quality mandate weighed slightly on relative returns. +

+ The Fund's portfolio is current to January 31, 2005 and subject to change.
(1) See Glossary of Terms for additional information.

================================================================================
AMSOUTH TENNESSEE TAX EXEMPT FUND
================================================================================

PORTFOLIO MANAGER

Dorothy E. Thomas, CFA
Fund Manager

AmSouth Bank
AmSouth Asset Management, Inc.

Dorothy Thomas manages the AmSouth Municipal Bond Fund, AmSouth Florida Tax-Exempt Fund and the AmSouth Tennessee Tax-Exempt Fund. Ms. Thomas joined the Asset Management Division in 1983 after working in Corporate Finance since 1973. Prior to moving to the Fixed Income team, she held positions as an equity analyst and a portfolio manager. She earned a B.A. in Economics from Stanford University and her MBA from the University of Alabama. She is a member of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PERSPECTIVE

"The AmSouth Tennessee Tax-Exempt Fund generates income that is exempt from both federal and the state of Tennessee income tax. The Fund only invests in securities in the top three rating classes, or of comparable quality. As with the other AmSouth bond funds, we strive to enhance long-term performance by capitalizing on expected changes in interest rates."
--------------------------------------------------------------------------------

INVESTMENT CONCERNS

The geographical concentration of portfolio holdings in this Fund may involve increased risk.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

--------------------------------------------------------------------------------
Q & A

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 1.59% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). The Fund's benchmark, the Merrill Lynch 1-12-Year Municipal Bond Index(1), returned 3.46%.

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

With the maximum sales charge of 4.00% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were -2.50%, -3.10%, 4.09% and 3.96%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

Q. What factors affected the Fund's performance during the period?

A. Tennessee municipal bonds generally performed in line with other states' municipal bonds during this period, as yields fell on the long end of the yield curve and rose on the short end. The Fund over-weighted securities with durations between four and five years. Yields in that section of the curve declined only modestly, so the yields produced by the Fund's portfolio were a major factor in generating returns.+

We maintained a relatively short average duration throughout the period, to protect shareholders' capital in case interest rates increased. The Fund held few of the long-term issues that led the market, so the strategy dragged on relative returns for the period as a whole. We lengthened the Fund's average duration late in the period in order to capture additional yield. The Fund's portfolio held securities with an average duration of 3.75 years as of August 1, 2004, and an average duration of 4.39 years as of January 31, 2005. +

This Fund's mandate calls for it to maintain a portfolio with high credit quality. High-quality bonds lagged lower-quality issues during this period, so the Fund's emphasis on high-quality securities dragged modestly on relative returns. +

+ The Fund's portfolio is current to January 31, 2005 and subject to change.
(1) See Glossary of Terms for additional information.

================================================================================
AMSOUTH MONEY MARKET FUNDS
================================================================================

PORTFOLIO MANAGERS

Christine Taylor
Fund Manager

Kristie K. Jones
Fund Manager

AmSouth Bank
AmSouth Asset Management, Inc.

Ms. Taylor manages the taxable AmSouth Money Market mutual funds. She joined the AmSouth Asset Management Division in 2002 after completing AmSouth Bank's Management Associate Program. Prior to moving to the Fixed Income team, she was a portfolio manager managing personal portfolios at AmSouth. She earned a B.S. in Finance from the University of South Alabama. Ms. Taylor holds a Series 65 license and is a Level II candidate for the Chartered Financial Analyst designation.

Ms. Jones manages the AmSouth Tax-Exempt Money Market Fund. Prior to moving to the Fixed Income team, she was a portfolio manager managing personal portfolios at AmSouth. She earned her B.S. in Finance with a concentration in Real Estate from the University of Alabama. She holds her Series 7 and Series 65 licenses. Ms. Jones is currently a candidate for Level II of the Chartered Financial Analyst designation.

INVESTMENT CONCERNS

Investments in the Prime, the Treasury Reserve, the Tax-Exempt, and the Institutional Prime Obligations Money Market Funds are neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

The AmSouth Tax Exempt Money Market Fund's income may be subject to certain state and local taxes and, depending on one's tax status, the federal alternative minimum tax.

--------------------------------------------------------------------------------
Q & A

Q. What factors affected the Funds' performance during the six-month period ended January 31, 2005?

A. The Federal Reserve Board raised its target short-term interest rate four times, for a total increase of one percentage point. Those increases pushed up yields on short-term debt. Rising short-term yields allowed the Funds to capture additional yield for shareholders as the period progressed.

The Funds' investments had average maturities shorter than those of their benchmarks throughout the period. That strategy provided the flexibility to invest in higher-yielding securities as rates rose, while protecting shareholders' capital. The Funds' relatively short average maturities boosted performance against their benchmarks. +

These Funds, except for the Tax-Exempt Money Market Fund, focus on high-quality fixed- and variable-rate securities. A limited supply of high-quality commercial paper prevented the Funds from adding multiple new commercial paper names to the portfolios. The Funds found opportunities in overnight repurchase agreements, which adjust their yields on a day-to-day basis and therefore reflected changes in Federal Reserve policy. The Tax-Exempt Money Market Fund emphasized variable-rate securities, which benefited from the rising-rate environment. +

     o As of January 31, 2005, the Prime Obligations Fund's average maturity was 28 days, compared with 28 days on July 31, 2004 and 59 days on January 31, 2004. +

     o As of January 31, 2005, the Tax-Exempt Fund's average maturity was 20 days, compared with 19 days on July 31, 2004 and 35 days on January 31, 2004. +

     o As of January 31, 2005, the Treasury Reserve Fund's average maturity was 19 days, compared with 22 days on July 31, 2004 and 45 days on January 31, 2004. +

     o As of January 31, 2005, the Institutional Prime Obligations Fund's average maturity was 27 days, compared with 29 days on July 31, 2004 and 64 days on January 31, 2004. +

+ The Fund's portfolio is current to January 31, 2005 and subject to change.

                          PIONEER AMERICA INCOME TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                    [ ], 2005

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated [ ], 2005), which covers Class A, B and Y shares of Pioneer America Income Trust to be issued in exchange for shares of AmSouth Government Income Fund, a series of AmSouth Funds. Please retain this Statement of Additional Information for further reference.

     The Prospectus is available to you free of charge (please call 1-800-225-6292).

INTRODUCTION...................................................................2
EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE...............................2
ADDITIONAL INFORMATION ABOUT PIONEER AMERICA INCOME TRUST......................2
         FUND HISTORY..........................................................2
         DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS......................2
         MANAGEMENT OF THE FUND................................................2
         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...................2
         INVESTMENT ADVISORY AND OTHER SERVICES................................3
         PORTFOLIO MANAGERS....................................................3
         BROKERAGE ALLOCATION AND OTHER PRACTICES..............................3
         CAPITAL STOCK AND OTHER SECURITIES....................................3
         PURCHASE, REDEMPTION AND PRICING OF SHARES............................3
         TAXATION OF THE FUND..................................................3
         UNDERWRITERS..........................................................3
         CALCULATION OF PERFORMANCE DATA.......................................3
         FINANCIAL STATEMENTS..................................................3

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated [ ], 2005 (the "Proxy Statement and Prospectus") relating to the proposed reorganization of AmSouth Government Income Fund, a series of AmSouth Funds, into Pioneer American Income Trust, and in connection with the solicitation by the management of AmSouth Funds of proxies to be voted at the Meeting of Shareholders of AmSouth Government Income Fund to be held on [ ], 2005.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

     The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Pioneer America Income Trust's statement of additional information for Class A, B, C, R and Investor Class shares, dated May 1, 2005 (the "SAI") (File No. 33-20795), as filed with the Securities and Exchange Commission April 29, 2005 (Accession No. 0001016964-05-000186), is incorporated herein by reference.

2. Pioneer America Income Trust's Annual Report for the fiscal year ended December 31, 2004 (File No. 811-05516), as filed with the Securities and Exchange Commission on March 11, 2005 (Accession No. 0000908996-05-000015), is incorporated herein by reference.

3. AmSouth Fund's statement of additional information, dated December 1, 2004 (File No. 33-21660), as filed with the Securities and Exchange Commission on December 8, 2004 (Accession No. 0000898432-04-001009), is incorporated herein by reference.

4. AmSouth Government Income Fund's Annual Report for the fiscal year ended July 31, 2004 (File No. 81105551), as filed with the Securities and Exchange Commission on October 12, 2004 (Accession No.
     0001145443-04-001533), is incorporated by reference.

5. AmSouth Government Income Fund's Semi-Annual Report for the period ended January 31, 2005 (File No. 811-05551), as filed with the Securities and Exchange Commission on April 11, 2005 (Accession No. 0001206774-05-000567), is incorporated herein by reference.

                          ADDITIONAL INFORMATION ABOUT
                          PIONEER AMERICA INCOME TRUST

FUND HISTORY

     For additional information about Pioneer America Income Trust generally and its history, see "Fund History" in the SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

     For additional information about Pioneer America Income Trust's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in the SAI.

MANAGEMENT OF THE FUND

     For additional information about Pioneer America Income Trust's Board of Trustees and officers, see "Trustees and Officers" in the SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For additional information, see "Annual Fee, Expense and Other Information
- Share ownership."

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information, see "Investment Adviser," "Shareholder Servicing/Transfer Agent," "Custodian" and "Independent Auditors" in Pioneer America Income Trust's SAI.

PORTFOLIO MANAGERS

     For addition information, see "Portfolio Management" in Pioneer America Income Trust's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     For additional information about Pioneer America Income Trust's brokerage allocation practices, see "Portfolio Transactions" in the SAI.

CAPITAL STOCK AND OTHER SECURITIES

     For additional information about the voting rights and other characteristics of shares of beneficial interest of Pioneer America Income Trust, see "Description of Shares" in the SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about purchase, redemption and pricing of shares of Pioneer America Income Trust, see "Sales Charges," "Redeeming Shares," "Telephone and Online Transactions" and "Pricing of Shares" in the SAI.

TAXATION OF THE FUND

     For additional information about tax matters related to an investment in Pioneer America Income Trust, see "Tax Status" in the SAI.

UNDERWRITERS

     For additional information about Pioneer America Income Trust's principal underwriter and distribution plans, see "Principal Underwriter and Distribution Plans" and "Sales Charges" in the SAI.

CALCULATION OF PERFORMANCE DATA

     For additional information about the investment performance of Pioneer America Income Trust, see "Investment Results" in the SAI.

FINANCIAL STATEMENTS

     For additional information, see "Financial Statements" in Pioneer America Income Trust's SAI.

PIONEER AMERICA INCOME TRUST
PRO FORMA
Schedule of Investments (a)
December 31, 2004
(Unaudited)


  Pioneer       AmSouth                                                                            Pioneer      AmSouth
  America      Government   Pro Forma                                                  % of        America     Government  Pro Forma
Income Trust  Income Fund   Combined                                                Pro Forma   Income Trust  Income Fund   Combined
 Principal     Principal    Principal                                                Combined      Market        Market      Market
   Amount        Amount      Amount                                                 Net Assets      Value        Value       Value
                                        CORPORATE BONDS                               5.98%
                                        Miscellaneous                                 5.98%
              $ 1,200,000  $ 1,200,000  Private Export Funding, 7.11%, 04/15/07                 $           $ 1,300,500  $ 1,300,500
                2,000,000    2,000,000  Private Export Funding, 6.49%, 07/15/07                               2,140,000    2,140,000
                3,000,000    3,000,000  Private Export Funding, 5.87%, 07/31/08                               3,225,000    3,225,000
                4,300,000    4,300,000  Private Export Funding, 5.75%, 01/15/08                               4,579,500    4,579,500
                  990,000      990,000  Private Export Funding, 5.34%, 03/15/06                               1,015,988    1,015,988
                3,500,000    3,500,000  Private Export Funding, 5.53%, 04/30/06                               3,609,375    3,609,375
                1,000,000    1,000,000  Private Export Funding, 4.974%, 08/15/13                              1,035,000    1,035,000
                5,000,000    5,000,000  Tennessee Valley Authority, 6.75%, 11/01/25                           5,981,250    5,981,250
                3,850,000    3,850,000  Tennessee Valley Authority, 5.375%, 11/13/08                          4,086,513    4,086,513
                                                                                                ------------------------------------
                                        TOTAL CORPORATE BONDS                                   $           $26,973,126  $26,973,126
                                                                                                ------------------------------------

                                        U.S. TREASURY OBLIGATIONS                     1.07%
 4,700,000                   4,700,000  U.S. Treasury Notes, 4.625%, 5/15/06                    $4,808,321  $            $ 4,808,321
                                                                                                ------------------------------------
                                        TOTAL U.S. TREASURY OBLIGATIONS                         $4,808,321  $            $ 4,808,321
                                                                                                ------------------------------------

                                        U.S. GOVERNMENT AGENCY OBLIGATIONS           90.11%
                3,000,000    3,000,000  Federal Farm Credit Bank, 2.48%, 02/27/06               $           $ 2,981,250  $ 2,981,250
                8,000,000    8,000,000  Federal Farm Credit Bank, 3.00%, 12/15/06                             7,962,104    7,962,104
                5,000,000    5,000,000  Federal Farm Credit Bank, 5.05%, 12/27/12                             5,050,000    5,050,000
                7,000,000    7,000,000  Federal Farm Credit Bank, 5.70%, 09/03/08                             7,489,930    7,489,930
                  500,000      500,000  Federal Farm Credit Bank, 5.75%, 09/01/05                               509,580      509,580
                  375,000      375,000  Federal Home Loan Bank, 5.50%, 08/15/08                                 397,969      397,969
                1,000,000    1,000,000  Federal Home Loan Bank, 5.82%, 03/30/09                               1,082,350    1,082,350
                5,000,000    5,000,000  Federal Home Loan Bank, 5.885%, 03/30/09                              5,424,385    5,424,385
                1,000,000    1,000,000  Federal Home Loan Bank, 7.25%, 05/13/05                               1,017,310    1,017,310
                2,000,000    2,000,000  Federal Home Loan Mortgage Corp., 3.25% 03/14/08                      1,977,236    1,977,236
                4,500,000    4,500,000  Federal Home Loan Mortgage Corp., 3.80% 06/28/07                      4,539,132    4,539,132
                2,414,004    2,414,004  Federal Home Loan Mortgage Corp., 4.00% 02 01 10                      2,405,024    2,405,024
                4,500,000    4,500,000  Federal Home Loan Mortgage Corp., 4.72% 05/19/09                      4,534,551    4,534,551
                  544,988      544,988  Federal Home Loan Mortgage Corp., 5.50% 08/01/08                        557,076      557,076
                  486,988      486,988  Federal Home Loan Mortgage Corp., 6.00% 08/01/18                        507,713      507,713
                  558,078      558,078  Federal Home Loan Mortgage Corp., 6.00% 05/01/16                        584,760      584,760
                  473,864      473,864  Federal Home Loan Mortgage Corp., 6.00% 06/01/16                        496,494      496,494
                  973,087      973,087  Federal Home Loan Mortgage Corp., 6.00% 10/01/16                      1,019,611    1,019,611
                3,163,651    3,163,651  Federal Home Loan Mortgage Corp., 6.00% 11/01/33                      3,270,518    3,270,518
                2,000,000    2,000,000  Federal Home Loan Mortgage Corp., 6.25%, 03/05/12                     2,092,500    2,092,500
                  243,232      243,232  Federal Home Loan Mortgage Corp., 6.50% 05/01/31                        255,540      255,540
                  559,023      559,023  Federal Home Loan Mortgage Corp., 7.00% 06/01/31                        592,645      592,645
                3,500,000    3,500,000  Federal National Mortgage Association, 3.30%, 07/30/07                3,489,934    3,489,934
                1,000,000    1,000,000  Federal National Mortgage Association, 5.00%, 06/30/15                  993,587      993,587
                  250,000      250,000  Federal National Mortgage Association, 5.75%, 06/15/05                  253,523      253,523
                7,000,000    7,000,000  Federal National Mortgage Association, 6.00%, 05/15/08                7,538,041    7,538,041
                  500,000      500,000  Federal National Mortgage Association, 6.44%, 08/14/07                  537,995      537,995
                5,645,027    5,645,027  Federal National Mortgage Association, 6.50%, 12/01/31                5,933,747    5,933,747
                6,186,158    6,186,158  Federal National Mortgage Association, 6.5%, 05/01/32                 6,497,658    6,497,658
                1,068,935    1,068,935  Federal National Mortgage Association, 6.50%, 07/01/32                1,122,309    1,122,309
                5,247,927    5,247,927  Federal National Mortgage Association, 6.50%, 02/01/34                5,507,017    5,507,017


                  353,519      353,519  Federal National Mortgage Association, 7.50%, 04/01/15                   375,501    375,501
                  293,213      293,213  Federal National Mortgage Association, 7.50%, 06/01/15                   311,445    311,445
                  429,121      429,121  Federal National Mortgage Association, 8.00%, 07/01/15                   456,611    456,611
                2,443,382    2,443,382  Government National Mortgage Association, 4.5%, 07/15/18               2,458,653  2,458,653
                1,808,387    1,808,387  Government National Mortgage Association, 4.5%, 08/15/18               1,819,690  1,819,690
                4,253,141    4,253,141  Government National Mortgage Association, 4.5%, 08/15/18               4,279,733  4,279,733
                2,485,749    2,485,749  Government National Mortgage Association, 4.5%, 08/15/18               2,501,285  2,501,285
                2,835,185    2,835,185  Government National Mortgage Association, 4.5%, 11/15/18               2,852,904  2,852,904
  225,418                      225,418  Government National Mortgage Association, 4.5%, 12/15/19      226,461               226,461
  648,057                      648,057  Government National Mortgage Association, 4.5%, 4/15/18       652,055               652,055
 1,955,420                   1,955,420  Government National Mortgage Association, 4.5%, 6/15/34     1,909,215             1,909,215
 1,487,455                   1,487,455  Government National Mortgage Association, 4.5%, 6/15/34     1,452,308             1,452,308
  426,396                      426,396  Government National Mortgage Association, 4.5%, 8/15/19       428,371               428,371
  920,545                      920,545  Government National Mortgage Association, 4.5%, 8/15/33       899,128               899,128
                  126,357      126,357  Government National Mortgage Association, 5.00%, 05/15/18                129,713    129,713
                2,055,794    2,055,794  Government National Mortgage Association, 5.00%, 12/15/17              2,111,506  2,111,506
 1,776,302                   1,776,302  Government National Mortgage Association, 5.0%, 2/15/19     1,822,244             1,822,244
  980,422                      980,422  Government National Mortgage Association, 5.0%, 7/15/19     1,005,780             1,005,780
                1,742,065    1,742,065  Government National Mortgage Association, 5.00%, 01/15/18              1,788,136  1,788,136
                2,096,684    2,096,684  Government National Mortgage Association, 5.00%, 02/15/18              2,152,372  2,152,372
                2,185,850    2,185,850  Government National Mortgage Association, 5.00%, 05/15/18              2,243,906  2,243,906
                2,329,482    2,329,482  Government National Mortgage Association, 5.00%, 06/15/18              2,391,353  2,391,353
                1,971,338    1,971,338  Government National Mortgage Association, 5.50%, 08/15/17              2,056,953  2,056,953
                  516,873      516,873  Government National Mortgage Association, 5.50%, 02/15/14                539,807    539,807
                1,348,983    1,348,983  Government National Mortgage Association, 5.50%, 02/15/17              1,407,570  1,407,570
                  196,321      196,321  Government National Mortgage Association, 5.50%, 03/15/16                204,848    204,848
                1,254,575    1,254,575  Government National Mortgage Association, 5.50%, 10/15/28              1,285,939  1,285,939
  870,762                      870,762  Government National Mortgage Association, 5.5%, 1/15/29       892,384               892,384
 2,419,169                   2,419,169  Government National Mortgage Association, 5.5%, 2/15/19     2,523,119             2,523,119
  452,603                      452,603  Government National Mortgage Association, 5.5%, 4/15/19       472,022               472,022
  573,699                      573,699  Government National Mortgage Association, 5.5%, 4/15/31       587,089               587,089
 3,394,855                   3,394,855  Government National Mortgage Association, 5.5%, 4/15/34     3,469,049             3,469,049
 3,271,341                   3,271,341  Government National Mortgage Association, 5.5%, 5/15/33     3,344,311             3,344,311
  288,370                      288,370  Government National Mortgage Association, 5.5%, 6/15/18       300,759               300,759
 1,909,838                   1,909,838  Government National Mortgage Association, 5.5%, 7/15/19     1,991,778             1,991,778
  978,409                      978,409  Government National Mortgage Association, 5.5%, 7/15/19     1,020,386             1,020,386
 3,585,980                   3,585,980  Government National Mortgage Association, 5.5%, 7/15/33     3,665,969             3,665,969
 1,391,876                   1,391,876  Government National Mortgage Association, 5.5%, 8/15/33     1,422,923             1,422,923
 2,840,579                   2,840,579  Government National Mortgage Association, 5.5%, 9/15/33     2,903,941             2,903,941
  341,981                      341,981  Government National Mortgage Association, 5.5%, 9/15/33       349,931               349,931
  688,186                      688,186  Government National Mortgage Association, 5.5%, 10/15/19      717,712               717,712
  935,892                      935,892  Government National Mortgage Association, 5.5%, 10/15/33      956,768               956,768
  747,238                      747,238  Government National Mortgage Association, 5.5%, 10/15/33      763,906               763,906
  498,744                      498,744  Government National Mortgage Association, 5.5%, 10/15/34      509,644               509,644
 1,498,291                   1,498,291  Government National Mortgage Association, 5.5%, 10/15/34    1,531,036             1,531,036
 2,496,884                   2,496,884  Government National Mortgage Association, 5.5%, 11/15/34    2,551,453             2,551,453
 4,993,201                   4,993,201  Government National Mortgage Association, 5.5%, 11/15/34    5,102,327             5,102,327
 5,189,211                   5,189,211  Government National Mortgage Association, 5.5%, 11/20/34    5,297,744             5,297,744
                1,570,376    1,570,376  Government National Mortgage Association, 6.00%, 04/15/17              1,655,271  1,655,271
                1,451,008    1,451,008  Government National Mortgage Association, 6.0%, 02/15/17               1,529,449  1,529,449
                4,592,656    4,592,656  Government National Mortgage Association, 6.0%, 12/15/23               4,796,433  4,796,433
                1,124,602    1,124,602  Government National Mortgage Association, 6.00%, 02/15/29              1,169,172  1,169,172
                  918,069      918,069  Government National Mortgage Association, 6.00%, 03/15/19                959,951    959,951
                  643,901      643,901  Government National Mortgage Association, 6.00%, 03/15/19                673,276    673,276
                  327,409      327,409  Government National Mortgage Association, 6.00%, 05/15/16                345,109    345,109
                  704,621      704,621  Government National Mortgage Association, 6.00%, 06/15/16                742,713    742,713
                1,032,924    1,032,924  Government National Mortgage Association, 6.00%, 06/15/31              1,072,620  1,072,620
                1,656,909    1,656,909  Government National Mortgage Association, 6.00%, 12/15/23              1,730,426  1,730,426
  142,682                      142,682  Government National Mortgage Association, 6.0%, 1/15/24       148,829               148,829
  508,122                      508,122  Government National Mortgage Association, 6.0%, 1/15/33       526,961               526,961

 1,856,267                  1,856,267  Government National Mortgage Association, 6.0%, 1/15/33       1,943,777             1,943,777
 1,839,593                  1,839,593  Government National Mortgage Association, 6.0%, 1/15/33       1,929,032             1,929,032
  776,056                     776,056  Government National Mortgage Association, 6.0%, 1/15/33         805,364               805,364
 1,301,544                  1,301,544  Government National Mortgage Association, 6.0%, 1/20/33       1,348,174             1,348,174
  806,566                     806,566  Government National Mortgage Association, 6.0%, 2/15/33         836,471               836,471
 1,270,626                  1,270,626  Government National Mortgage Association, 6.0%, 2/15/33       1,317,737             1,317,737
  829,040                     829,040  Government National Mortgage Association, 6.0%, 2/15/33         859,779               859,779
 1,271,272                  1,271,272  Government National Mortgage Association, 6.0%, 2/15/33       1,318,406             1,318,406
  183,150                     183,150  Government National Mortgage Association, 6.0%, 2/15/33         189,941               189,941
  493,780                     493,780  Government National Mortgage Association, 6.0%, 3/15/33         512,088               512,088
  983,001                     983,001  Government National Mortgage Association, 6.0%, 3/15/33       1,019,448             1,019,448
  282,033                     282,033  Government National Mortgage Association, 6.0%, 3/15/33         292,490               292,490
  938,669                     938,669  Government National Mortgage Association, 6.0%, 3/15/34         973,528               973,528
  477,551                     477,551  Government National Mortgage Association, 6.0%, 4/15/33         495,258               495,258
 1,540,687                  1,540,687  Government National Mortgage Association, 6.0%, 4/15/33       1,615,823             1,615,823
 1,285,170                  1,285,170  Government National Mortgage Association, 6.0%, 5/15/17       1,354,220             1,354,220
  516,290                     516,290  Government National Mortgage Association, 6.0%, 5/15/33         535,433               535,433
 1,925,917                  1,925,917  Government National Mortgage Association, 6.0%, 6/15/34       1,997,440             1,997,440
  460,133                     460,133  Government National Mortgage Association, 6.0%, 7/20/19         483,328               483,328
  484,531                     484,531  Government National Mortgage Association, 6.0%, 8/15/34         502,966               502,966
  996,345                     996,345  Government National Mortgage Association, 6.0%, 8/15/34       1,033,346             1,033,346
 1,048,463                  1,048,463  Government National Mortgage Association, 6.0%, 9/15/32       1,087,925             1,087,925
 1,299,105                  1,299,105  Government National Mortgage Association, 6.0%, 9/15/32       1,348,000             1,348,000
  598,877                     598,877  Government National Mortgage Association, 6.0%, 9/15/33         621,082               621,082
  484,003                     484,003  Government National Mortgage Association, 6.0%, 9/15/34         501,977               501,977
   36,888                      36,888  Government National Mortgage Association, 6.0%, 10/15/28         38,368                38,368
  219,742                     219,742  Government National Mortgage Association, 6.0%, 10/15/32        228,013               228,013
  527,704                     527,704  Government National Mortgage Association, 6.0%, 10/15/32        547,566               547,566
 1,855,763                  1,855,763  Government National Mortgage Association, 6.0%, 10/15/32      1,925,611             1,925,611
 1,420,575                  1,420,575  Government National Mortgage Association, 6.0%, 10/15/32      1,474,043             1,474,043
 1,197,357                  1,197,357  Government National Mortgage Association, 6.0%, 10/15/32      1,249,675             1,249,675
  800,810                     800,810  Government National Mortgage Association, 6.0%, 10/15/32        830,950               830,950
  708,506                     708,506  Government National Mortgage Association, 6.0%, 10/15/32        735,172               735,172
 1,497,224                  1,497,224  Government National Mortgage Association, 6.0%, 10/15/34      1,552,826             1,552,826
  499,065                     499,065  Government National Mortgage Association, 6.0%, 10/15/34        517,598               517,598
  405,309                     405,309  Government National Mortgage Association, 6.0%, 10/15/34        420,361               420,361
 1,486,651                  1,486,651  Government National Mortgage Association, 6.0%, 10/20/33      1,544,987             1,544,987
 1,473,436                  1,473,436  Government National Mortgage Association, 6.0%, 11/15/32      1,529,960             1,529,960
 1,680,350                  1,680,350  Government National Mortgage Association, 6.0%, 11/15/32      1,749,703             1,749,703
  251,347                     251,347  Government National Mortgage Association, 6.0%, 11/15/32        260,807               260,807
  270,915                     270,915  Government National Mortgage Association, 6.0%, 11/15/32        281,111               281,111
 1,646,153                  1,646,153  Government National Mortgage Association, 6.0%, 11/15/32      1,718,230             1,718,230
 3,495,077                  3,495,077  Government National Mortgage Association, 6.0%, 11/15/32      3,637,502             3,637,502
 1,242,974                  1,242,974  Government National Mortgage Association, 6.0%, 11/15/33      1,289,060             1,289,060
 1,378,302                  1,378,302  Government National Mortgage Association, 6.0%, 12/15/32      1,438,161             1,438,161
  581,020                     581,020  Government National Mortgage Association, 6.0%, 12/15/32        606,460               606,460
 1,403,866                  1,403,866  Government National Mortgage Association, 6.0%, 12/15/32      1,472,226             1,472,226
  904,016                     904,016  Government National Mortgage Association, 6.0%, 12/15/32        939,725               939,725
  205,924                     205,924  Government National Mortgage Association, 6.0%, 12/15/32        213,675               213,675
  514,375                     514,375  Government National Mortgage Association, 6.0%, 12/15/32        536,826               536,826
  397,963                     397,963  Government National Mortgage Association, 6.0%, 12/15/32        412,942               412,942
 1,334,446                  1,334,446  Government National Mortgage Association, 6.0%, 12/15/32      1,392,940             1,392,940
               2,393,020    2,393,020  Government National Mortgage Association, 6.5%, 02/15/17                 2,553,042  2,553,042
                 262,349      262,349  Government National Mortgage Association, 6.50%, 01/15/15                  279,892    279,892
                 333,425      333,425  Government National Mortgage Association, 6.50%, 02/15/29                  351,553    351,553
               1,727,672    1,727,672  Government National Mortgage Association, 6.50%, 03/15/33                1,819,446  1,819,446
                 417,557      417,557  Government National Mortgage Association, 6.50%, 05/15/31                  440,001    440,001
                 900,961      900,961  Government National Mortgage Association, 6.50%, 07/15/14                  961,487    961,487
                 543,783      543,783  Government National Mortgage Association, 6.50%, 09/15/16                  580,146    580,146
  114,662                     114,662  Government National Mortgage Association, 6.5%, 1/15/32         120,808               120,808

 1,272,907                   1,272,907  Government National Mortgage Association, 6.5%, 1/15/32     1,343,359           1,343,359
  302,961                      302,961  Government National Mortgage Association, 6.5%, 1/15/32       319,201             319,201
  210,038                      210,038  Government National Mortgage Association, 6.5%, 1/15/32       221,297             221,297
  559,568                      559,568  Government National Mortgage Association, 6.5%, 2/15/28       590,162             590,162
  442,466                      442,466  Government National Mortgage Association, 6.5%, 2/15/32       466,183             466,183
  355,659                      355,659  Government National Mortgage Association, 6.5%, 2/15/32       374,724             374,724
  155,157                      155,157  Government National Mortgage Association, 6.5%, 2/15/32       163,474             163,474
  232,171                      232,171  Government National Mortgage Association, 6.5%, 2/15/32       244,617             244,617
  433,830                      433,830  Government National Mortgage Association, 6.5%, 2/15/32       457,085             457,085
   93,113                       93,113  Government National Mortgage Association, 6.5%, 2/15/32        98,105              98,105
  665,108                      665,108  Government National Mortgage Association, 6.5%, 3/15/28       701,867             701,867
  260,089                      260,089  Government National Mortgage Association, 6.5%, 3/15/29       274,130             274,130
  434,291                      434,291  Government National Mortgage Association, 6.5%, 3/15/29       457,736             457,736
  848,761                      848,761  Government National Mortgage Association, 6.5%, 3/15/32       894,258             894,258
  241,645                      241,645  Government National Mortgage Association, 6.5%, 4/15/17       257,757             257,757
  186,780                      186,780  Government National Mortgage Association, 6.5%, 4/15/28       196,992             196,992
  356,792                      356,792  Government National Mortgage Association, 6.5%, 4/15/28       376,382             376,382
 1,133,091                   1,133,091  Government National Mortgage Association, 6.5%, 4/15/32     1,193,829           1,193,829
  158,610                      158,610  Government National Mortgage Association, 6.5%, 4/15/32       167,112             167,112
  259,515                      259,515  Government National Mortgage Association, 6.5%, 4/15/32       273,426             273,426
  183,977                      183,977  Government National Mortgage Association, 6.5%, 4/15/33       193,717             193,717
  728,284                      728,284  Government National Mortgage Association, 6.5%, 4/15/33       766,841             766,841
  223,928                      223,928  Government National Mortgage Association, 6.5%, 4/20/31       235,439             235,439
   92,632                       92,632  Government National Mortgage Association, 6.5%, 5/15/29        97,633              97,633
  166,685                      166,685  Government National Mortgage Association, 6.5%, 5/15/32       175,620             175,620
  120,912                      120,912  Government National Mortgage Association, 6.5%, 5/15/32       127,393             127,393
   86,180                       86,180  Government National Mortgage Association, 6.5%, 5/15/32        90,799              90,799
  799,640                      799,640  Government National Mortgage Association, 6.5%, 5/15/32       842,504             842,504
  179,846                      179,846  Government National Mortgage Association, 6.5%, 6/15/17       191,837             191,837
  109,241                      109,241  Government National Mortgage Association, 6.5%, 6/15/28       115,246             115,246
   85,855                       85,855  Government National Mortgage Association, 6.5%, 6/15/29        90,490              90,490
   78,264                       78,264  Government National Mortgage Association, 6.5%, 6/15/31        82,459              82,459
   72,881                       72,881  Government National Mortgage Association, 6.5%, 6/15/31        76,787              76,787
   27,936                       27,936  Government National Mortgage Association, 6.5%, 6/15/31        29,433              29,433
  222,941                      222,941  Government National Mortgage Association, 6.5%, 6/15/31       234,889             234,889
   83,054                       83,054  Government National Mortgage Association, 6.5%, 6/15/32        87,506              87,506
  126,745                      126,745  Government National Mortgage Association, 6.5%, 6/15/32       133,539             133,539
  240,399                      240,399  Government National Mortgage Association, 6.5%, 6/15/32       254,109             254,109
  550,380                      550,380  Government National Mortgage Association, 6.5%, 7/15/31       579,876             579,876
  714,338                      714,338  Government National Mortgage Association, 6.5%, 7/15/32       752,629             752,629
  205,080                      205,080  Government National Mortgage Association, 6.5%, 7/15/32       216,073             216,073
  181,356                      181,356  Government National Mortgage Association, 6.5%, 8/15/28       191,271             191,271
  155,440                      155,440  Government National Mortgage Association, 6.5%, 8/15/31       163,770             163,770
  512,357                      512,357  Government National Mortgage Association, 6.5%, 8/15/32       540,700             540,700
  561,575                      561,575  Government National Mortgage Association, 6.5%, 8/15/32       591,677             591,677
  251,777                      251,777  Government National Mortgage Association, 6.5%, 9/15/31       265,270             265,270
  319,881                      319,881  Government National Mortgage Association, 6.5%, 9/15/31       337,024             337,024
  513,361                      513,361  Government National Mortgage Association, 6.5%, 9/15/32       540,879             540,879
  314,403                      314,403  Government National Mortgage Association, 6.5%, 10/15/28      331,593             331,593
   23,306                       23,306  Government National Mortgage Association, 6.5%, 10/15/31       24,555              24,555
   22,689                       22,689  Government National Mortgage Association, 6.5%, 10/15/33       23,891              23,891
  351,574                      351,574  Government National Mortgage Association, 6.5%, 12/15/31      370,415             370,415
                  655,040      655,040  Government National Mortgage Association, 6.75%, 04/15/26              695,161    695,161
  179,190                      179,190  Government National Mortgage Association, 7.0%, 1/15/30       190,666             190,666
  182,472                      182,472  Government National Mortgage Association, 7.0%, 1/15/31       193,946             193,946
  257,720                      257,720  Government National Mortgage Association, 7.0%, 2/15/28       274,350             274,350
  159,729                      159,729  Government National Mortgage Association, 7.0%, 2/15/31       169,774             169,774
  252,840                      252,840  Government National Mortgage Association, 7.0%, 2/15/32       268,718             268,718
  225,879                      225,879  Government National Mortgage Association, 7.0%, 3/15/28       240,455             240,455
  582,030                      582,030  Government National Mortgage Association, 7.0%, 3/15/32       618,582             618,582

  265,111                      265,111  Government National Mortgage Association, 7.0%, 4/15/28         282,218           282,218
  252,980                      252,980  Government National Mortgage Association, 7.0%, 4/15/29         269,098           269,098
  102,963                      102,963  Government National Mortgage Association, 7.0%, 4/15/31         109,437           109,437
  273,818                      273,818  Government National Mortgage Association, 7.0%, 4/15/32         291,015           291,015
  272,685                      272,685  Government National Mortgage Association, 7.0%, 5/15/29         290,059           290,059
   61,396                       61,396  Government National Mortgage Association, 7.0%, 5/15/31          65,257            65,257
  143,102                      143,102  Government National Mortgage Association, 7.0%, 6/15/29         152,219           152,219
   96,973                       96,973  Government National Mortgage Association, 7.0%, 6/15/31         103,071           103,071
  369,573                      369,573  Government National Mortgage Association, 7.0%, 7/15/25         394,805           394,805
  283,281                      283,281  Government National Mortgage Association, 7.0%, 7/15/28         301,662           301,662
  128,852                      128,852  Government National Mortgage Association, 7.0%, 7/15/29         137,061           137,061
  744,950                      744,950  Government National Mortgage Association, 7.0%, 9/15/24         795,892           795,892
  142,484                      142,484  Government National Mortgage Association, 7.0%, 9/15/29         151,562           151,562
  285,315                      285,315  Government National Mortgage Association, 7.0%, 9/15/31         303,257           303,257
  384,494                      384,494  Government National Mortgage Association, 7.0%, 10/15/16        409,634           409,634
   73,071                       73,071  Government National Mortgage Association, 7.0%, 10/15/31         77,665            77,665
  124,277                      124,277  Government National Mortgage Association, 7.0%, 11/15/26        132,594           132,594
  251,945                      251,945  Government National Mortgage Association, 7.0%, 11/15/29        267,997           267,997
   69,038                       69,038  Government National Mortgage Association, 7.0%, 11/15/31         73,379            73,379
                  332,574      332,574  Government National Mortgage Association, 7.00%, 01/15/28                354,085  354,085
                  305,491      305,491  Government National Mortgage Association, 7.00%, 06/15/27                325,443  325,443
                  453,267      453,267  Government National Mortgage Association, 7.00%, 07/15/28                482,585  482,585
                   84,239       84,239  Government National Mortgage Association, 7.00%, 08/15/11                 89,767   89,767
                  114,849      114,849  Government National Mortgage Association, 7.00%, 09/15/11                122,385  122,385
                   20,736       20,736  Government National Mortgage Association, 7.00%, 12/15/26                 22,117   22,117
                  478,171      478,171  Government National Mortgage Association, 7.00%, 12/15/30                508,501  508,501
                  219,417      219,417  Government National Mortgage Association, 7.50%, 03/15/23                237,313  237,313
                  406,426      406,426  Government National Mortgage Association, 7.50%, 03/15/27                437,542  437,542
                  208,508      208,508  Government National Mortgage Association, 7.50%, 04/15/23                225,514  225,514
                   97,011       97,011  Government National Mortgage Association, 7.50%, 05/15/10                103,347  103,347
                  297,651      297,651  Government National Mortgage Association, 7.50%, 05/15/23                321,927  321,927
                   13,330       13,330  Government National Mortgage Association, 7.50%, 06/15/24                 14,383   14,383
                   31,578       31,578  Government National Mortgage Association, 7.50%, 07/15/25                 34,045   34,045
                  109,314      109,314  Government National Mortgage Association, 7.50%, 08/15/11                116,521  116,521
                   28,272       28,272  Government National Mortgage Association, 7.50%, 08/15/25                 30,481   30,481
                   72,291       72,291  Government National Mortgage Association, 7.50%, 09/15/25                 77,938   77,938
                   43,938       43,938  Government National Mortgage Association, 7.50%, 09/15/25                 47,371   47,371
                   59,960       59,960  Government National Mortgage Association, 7.50%, 10/15/11                 63,913   63,913
                  294,987      294,987  Government National Mortgage Association, 7.50%, 10/15/23                319,046  319,046
                  167,286      167,286  Government National Mortgage Association, 7.50%, 10/15/29                179,779  179,779
                   26,292       26,292  Government National Mortgage Association, 7.50%, 12/15/25                 28,346   28,346
  173,053                      173,053  Government National Mortgage Association, 7.5%, 1/15/32         185,852           185,852
  200,535                      200,535  Government National Mortgage Association, 7.5%, 2/15/27         215,848           215,848
   50,964                       50,964  Government National Mortgage Association, 7.5%, 2/15/31          54,736            54,736
  118,601                      118,601  Government National Mortgage Association, 7.5%, 3/15/31         127,379           127,379
  181,919                      181,919  Government National Mortgage Association, 7.5%, 3/15/32         195,374           195,374
  104,337                      104,337  Government National Mortgage Association, 7.5%, 6/15/29         112,114           112,114
   27,745                       27,745  Government National Mortgage Association, 7.5%, 6/15/30          29,801            29,801
   42,781                       42,781  Government National Mortgage Association, 7.5%, 8/15/29          45,958            45,958
   24,707                       24,707  Government National Mortgage Association, 7.5%, 8/15/29          26,542            26,542
  616,538                      616,538  Government National Mortgage Association, 7.5%, 9/15/29         662,318           662,318
   13,007                       13,007  Government National Mortgage Association, 7.5%, 9/15/30          13,971            13,971
  427,841                      427,841  Government National Mortgage Association, 7.5%, 10/15/27        460,511           460,511
  249,964                      249,964  Government National Mortgage Association, 7.5%, 11/15/30        268,491           268,491
   16,113                       16,113  Government National Mortgage Association, 7.5%, 11/15/32         17,305            17,305
  256,484                      256,484  Government National Mortgage Association, 7.5%, 12/15/31        275,466           275,466
  306,909                      306,909  Government National Mortgage Association, 8.0%, 12/15/29        333,280           333,280
                  397,934      397,934  Government National Mortgage Association, 8.00%, 07/15/29                432,255  432,255
                      123          123  Government National Mortgage Association, 8.50%, 02/15/23                    135      135
                    4,005        4,005  Government National Mortgage Association, 8.50%, 08/15/21                  4,411    4,411

                   14,711      14,711  Government National Mortgage Association, 8.50%, 11/15/20                   16,209     16,209
  428,602                     428,602  Government National Mortgage Association, 8.25%, 5/15/20        469,862               469,862
   84,496                      84,496  Government National Mortgage Association, 8.5%, 7/15/24          92,647                92,647
   9,838                        9,838  Government National Mortgage Association, 9.0%, 4/15/20          11,051                11,051
   1,485                        1,485  Government National Mortgage Association, 9.0%, 9/15/16           1,661                 1,661
   5,247                        5,247  Government National Mortgage Association, 9.0%, 10/15/16          5,871                 5,871
                   23,755      23,755  Government National Mortgage Association, 9.00%, 01/15/20                   26,710     26,710
                    1,593       1,593  Government National Mortgage Association, 9.00%, 01/15/22                    1,793      1,793
                   21,215      21,215  Government National Mortgage Association, 9.00%, 02/15/21                   23,880     23,880
                    4,282       4,282  Government National Mortgage Association, 9.00%, 03/15/20                    4,814      4,814
                    3,590       3,590  Government National Mortgage Association, 9.00%, 04/15/22                    4,041      4,041
                    6,179       6,179  Government National Mortgage Association, 9.00%, 06/15/18                    6,932      6,932
                    5,628       5,628  Government National Mortgage Association, 9.00%, 06/15/22                    6,335      6,335
                    4,059       4,059  Government National Mortgage Association, 9.00%, 08/15/18                    4,554      4,554
                    2,843       2,843  Government National Mortgage Association, 9.00%, 09/15/21                    3,200      3,200
                    4,000       4,000  Government National Mortgage Association, 9.00%, 09/15/21                    4,502      4,502
                    3,765       3,765  Government National Mortgage Association, 9.00%, 09/15/22                    4,238      4,238
                    7,832       7,832  Government National Mortgage Association, 9.00%, 10/15/21                    8,816      8,816
                   10,131      10,131  Government National Mortgage Association, 9.00%, 12/15/19                   11,382     11,382
                   11,523      11,523  Government National Mortgage Association, 9.50%, 02/15/19                   13,014     13,014
                    2,967       2,967  Government National Mortgage Association, 9.50%, 05/15/18                    3,350      3,350
                    6,500       6,500  Government National Mortgage Association, 9.50%, 05/15/20                    7,343      7,343
                   17,210      17,210  Government National Mortgage Association, 9.50%, 06/15/19                   19,437     19,437
                   14,039      14,039  Government National Mortgage Association, 9.50%, 08/15/21                   15,869     15,869
                      283         283  Government National Mortgage Association, 9.50%, 09/15/20                      320        320
                   24,050      24,050  Government National Mortgage Association, 9.50%, 09/15/20                   27,168     27,168
                    8,248       8,248  Government National Mortgage Association, 9.50%, 11/15/20                    9,318      9,318
                    9,066       9,066  Government National Mortgage Association, 9.50%, 11/15/20                   10,242     10,242
  113,003                     113,003  Government National Mortgage Association, 10.0%, 1/15/19        125,946               125,946
   57,931                      57,931  Government National Mortgage Association, 10.0%, 3/15/20         64,620                64,620
    910                           910  Government National Mortgage Association, 10.0%, 11/15/18         1,013                 1,013
  279,032                     279,032  Government National Mortgage Association I, 6.5%, 5/15/32       293,990               293,990
  366,321                     366,321  Government National Mortgage Association I, 6.5%, 9/15/32       385,957               385,957
  414,029                     414,029  Government National Mortgage Association I, 6.5%, 11/15/31      436,218               436,218
  154,625                     154,625  Government National Mortgage Association I, 7.0%, 12/15/30      164,363               164,363
  315,893                     315,893  Government National Mortgage Association I, 7.0%, 12/15/30      335,786               335,786
  289,673                     289,673  Government National Mortgage Association I, 7.5%, 8/15/23       309,482               309,482
                4,184,281   4,184,281  Government National Mortgage Association II, 5.00%, 04/20/18             4,280,202  4,280,202
                2,589,585   2,589,585  Government National Mortgage Association II, 5.00%, 05/20/18             2,648,653  2,648,653
  892,666                     892,666  Government National Mortgage Association II, 5.0%, 2/20/19      912,301               912,301
  878,394                     878,394  Government National Mortgage Association II, 5.0%, 12/20/18     898,256               898,256
                1,310,599   1,310,599  Government National Mortgage Association II, 5.50%, 02/20/32             1,340,088  1,340,088
                  498,462     498,462  Government National Mortgage Association II, 5.50%, 08/20/16               518,555    518,555
                  842,940     842,940  Government National Mortgage Association II, 5.50%, 12/20/17               876,836    876,836
 3,171,697                  3,171,697  Government National Mortgage Association II, 5.5%, 2/20/34    3,238,033             3,238,033
 5,923,896                  5,923,896  Government National Mortgage Association II, 5.5%, 3/20/34    6,047,793             6,047,793
 2,627,984                  2,627,984  Government National Mortgage Association II, 5.5%, 7/20/19    2,732,533             2,732,533
  578,020                     578,020  Government National Mortgage Association II, 6.0%, 2/20/19      607,158               607,158
 2,365,437                  2,365,437  Government National Mortgage Association II, 6.0%, 3/20/33    2,450,183             2,450,183
 1,868,919                  1,868,919  Government National Mortgage Association II, 6.0%, 6/20/34    1,935,989             1,935,989
  375,666                     375,666  Government National Mortgage Association II, 6.0%, 7/20/17      394,678               394,678
  339,349                     339,349  Government National Mortgage Association II, 6.0%, 10/20/31     351,875               351,875
 1,234,726                  1,234,726  Government National Mortgage Association II, 6.0%, 11/20/31   1,280,304             1,280,304
 7,236,574                  7,236,574  Government National Mortgage Association II, 6.0%, 11/20/33   7,495,838             7,495,838
  950,152                     950,152  Government National Mortgage Association II, 6.0%, 12/20/18     998,311               998,311
 4,252,925                  4,252,925  Government National Mortgage Association II, 6.0%, 12/20/33   4,405,222             4,405,222
                1,182,755   1,182,755  Government National Mortgage Association II, 6.00%, 09/20/17             1,242,993  1,242,993
  200,416                     200,416  Government National Mortgage Association II, 6.5%, 1/20/24      211,611               211,611
  801,383                     801,383  Government National Mortgage Association II, 6.5%, 3/20/34      842,021               842,021
  153,797                     153,797  Government National Mortgage Association II, 6.5%, 6/20/31      161,702               161,702

 613,509                   613,509  Government National Mortgage Association II,
                                      6.5%, 8/20/28                                            645,882                     645,882
 695,553                   695,553  Government National Mortgage Association II,
                                      6.5%, 10/20/32                                           731,313                     731,313
 788,980                   788,980  Government National Mortgage Association II,
                                      6.5%, 10/20/33                                           829,021                     829,021
 168,598                   168,598  Government National Mortgage Association II,
                                      7.0%, 1/20/31                                            178,620                     178,620
  77,321                    77,321  Government National Mortgage Association II,
                                      7.0%, 3/20/31                                             81,917                      81,917
 113,112                   113,112  Government National Mortgage Association II,
                                      7.0%, 5/20/26                                            120,217                     120,217
 301,674                   301,674  Government National Mortgage Association II,
                                      7.0%, 7/20/31                                            319,606                     319,606
 113,900                   113,900  Government National Mortgage Association II,
                                      7.0%, 11/20/32                                           120,671                     120,671
  34,354                    34,354  Government National Mortgage Association II,
                                      7.0%, 12/20/08                                            35,981                      35,981
               84,374       84,374  Government National Mortgage Association II,
                                      7.00%, 02/20/29                                                         89,489        89,489
              277,041      277,041  Government National Mortgage Association II,
                                      7.00%, 06/20/28                                                        294,010       294,010
              291,871      291,871  Government National Mortgage Association II,
                                      7.00%, 08/20/27                                                        309,929       309,929
              161,200      161,200  Government National Mortgage Association II,
                                      7.50%, 05/20/30                                                        172,484       172,484
              192,461      192,461  Government National Mortgage Association II,
                                      7.50%, 07/20/30                                                        205,934       205,934
              203,104      203,104  Government National Mortgage Association II,
                                      7.50%, 08/20/30                                                        217,322       217,322
              133,040      133,040  Government National Mortgage Association II,
                                      7.50%, 09/20/15                                                        141,397       141,397
  47,442                    47,442  Government National Mortgage Association II,
                                      7.5%, 6/20/30                                             50,750                      50,750
  74,048                    74,048  Government National Mortgage Association II,
                                      7.5%, 12/20/30                                            79,211                      79,211
              303,189      303,189  Government National Mortgage Association II,
                                      8.00%, 04/20/30                                                        327,917       327,917
              164,655      164,655  Government National Mortgage Association II,
                                      8.00%, 05/20/30                                                        178,084       178,084
              202,770      202,770  Government National Mortgage Association II,
                                      8.00%, 06/20/30                                                        219,307       219,307
 104,322                   104,322  Government National Mortgage Association II,
                                      8.0%, 3/20/30                                            112,801                     112,801
   659                         659  Government National Mortgage Association II,
                                      8.0%, 5/20/25                                                716                         716
  48,586                    48,586  Government National Mortgage Association II,
                                      9.0%, 3/20/22                                             54,438                      54,438
  6,724                      6,724  Government National Mortgage Association II,
                                      9.0%, 4/20/22                                              7,533                       7,533
  16,769                    16,769  Government National Mortgage Association II,
                                      9.0%, 9/20/21                                             18,785                      18,785
 101,579                   101,579  Government National Mortgage Association II,
                                      9.0%, 11/20/24                                           113,697                     113,697
  1,797                      1,797  Government National Mortgage Association II,
                                      10.0%, 1/20/06                                             1,867                       1,867
            3,200,000    3,200,000  U.S. Treasury Bonds, 6.25%, 08/15/23                                   3,747,376     3,747,376
 800,000                   800,000  U.S. Treasury Bonds, 6.25%, 8/15/23                        936,594                     936,594
 250,000                   250,000  U.S. Treasury Bonds, 6.5%, 11/15/26                        303,721                     303,721
10,270,000              10,270,000  U.S. Treasury Bonds, 7.25%, 5/15/16                     12,855,154                  12,855,154
 500,000                   500,000  U.S. Treasury Bonds, 8.75%, 5/15/20                        721,270                     721,270
3,100,000                3,100,000  U.S. Treasury Bonds, 10.0%, 5/15/10                      3,182,342                   3,182,342
1,500,000                1,500,000  U.S. Treasury Notes, 1.125%, 6/30/05                     1,489,921                   1,489,921
1,000,000                1,000,000  U.S. Treasury Notes, 1.625%, 4/30/05                       997,538                     997,538
            5,000,000    5,000,000  U.S. Treasury Notes, 3.25%, 08/15/07                                   5,008,950     5,008,950
3,500,000                3,500,000  U.S. Treasury Notes, 3.5%, 11/15/06                      3,529,533                   3,529,533
3,000,000                3,000,000  U.S. Treasury Notes, 4.0%, 11/15/12                      2,994,960                   2,994,960
 650,000                   650,000  U.S. Treasury Notes, 4.75%, 11/15/08                       680,799                     680,799
1,950,000                1,950,000  U.S. Treasury Notes, 4.75%, 5/15/14                      2,032,113                   2,032,113
1,750,000                1,750,000  U.S. Treasury Notes, 5.5%, 2/15/08                       1,864,707                   1,864,707
2,000,000                2,000,000  U.S. Treasury Notes, 5.5%, 8/15/28                       2,164,688                   2,164,688
            4,500,000    4,500,000  U.S. Treasury Notes, 5.625%, 02/15/06                                  4,640,630     4,640,630
3,300,000                3,300,000  U.S. Treasury Notes, 5.75%, 11/15/05                     3,384,563                   3,384,563
 250,000                   250,000  U.S. Treasury Notes, 6.125%, 8/15/29                       293,516                     293,516
1,100,000                1,100,000  U.S. Treasury Notes, 6.25%, 2/15/07                      1,170,813                   1,170,813
5,525,000                5,525,000  U.S. Treasury Notes, 6.375%, 8/15/27                     6,634,315                   6,634,315
13,800,000              13,800,000  U.S. Treasury Notes, 6.5%, 2/15/10                      15,623,642                  15,623,642
2,000,000                2,000,000  U.S. Treasury Notes, 6.625%, 5/15/07                     2,157,578                   2,157,578
                                                                                          ----------------------------------------
                                    TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS              $234,633,889  $171,617,329  $406,251,218
                                                                                          ----------------------------------------
   Shares     Shares        Shares   MONEY MARKET MUTUAL FUNDS                    1.67%
             5,675,061    5,675,061  AIM TREASURY                                         $             $  5,675,061  $  5,675,061
             1,838,462    1,838,462  AmSouth Treasury Reserve Money Market Fund                            1,838,462     1,838,462
                                                                                          ----------------------------------------
                                     TOTAL MONEY MARKET MUTUAL FUNDS                      $             $  7,513,523  $  7,513,523
                                                                                          ----------------------------------------

 Principal   Principal  Principal
   Amount      Amount    Amount     TEMPORARY CASH INVESTMENT                     0.69%
                                    Repurchase Agreement                          0.69%
 $3,100,000             $3,100,000  UBS Warburg, Inc., 1.00%, dated 12/31/04,
                                    repurchase price of 3,100,000 plus
                                    accrued interest on 1/3/05 collateralized
                                    by $3,089,000 U.S. Treasury Bill, 6.75%,
                                    5/15/05                                                $  3,100,000  $             $  3,100,000
                                                                                           ----------------------------------------
                                    TOTAL TEMPORARY CASH INVESTMENT                        $  3,100,000  $             $  3,100,000
                                                                                           ----------------------------------------

                                    TOTAL INVESTMENTS IN SECURITIES              99.51%    $242,542,210  $206,103,978  $448,646,188
                                                                                           ----------------------------------------
                                    OTHER ASSETS AND LIABILITIES                  0.49%    $    760,431  $  1,450,206  $  2,210,637
                                                                                           ----------------------------------------
                                    TOTAL NET ASSETS                            100.00%    $243,302,641  $207,554,184  $450,856,825
                                                                                           ========================================
                                    Investments at Cost                                    $240,840,583  $200,582,029  $441,422,612
                                                                                           ========================================

(a) No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consumation of the merger no securities would need to be sold in order for Pioneer America Income Trust to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.

    The accompanying notes are an integral part of these pro forma financial statements.

Pioneer America Income Trust Fund
Pro Forma Statement of Assets and Liabilities
December 31, 2004
(unaudited) (Amounts in Thousands, except for per share data)

                                                                    Pioneer         AmSouth
                                                                 America Income   Government     Pro Forma    Pro Forma
                                                                     Trust        Income Fund   Adjustments    Combined
                                                                 --------------   -----------   -----------   ---------
ASSETS:
     Investment in securities (Cost $240,841
             and $200,582, respectively)                            $242,542       $206,104     $              $448,646
     Cash                                                                 47              -                          47
     Receivables -
         Fund shares sold                                                444              -                         444
         Interest                                                      1,680          1,610                       3,290
         Due from Pioneer Investment Management, Inc.                      4              -                           4
     Other                                                                 6             57                          63
                                                                    --------       --------                    --------
             Total assets                                           $244,723       $207,771     $              $452,494
                                                                    --------       --------                    --------

LIABILITIES:
     Payables -
         Investment securities purchased                            $    503       $      -     $              $    503
         Fund shares repurchased                                         411            111                         522
         Dividends                                                       154              -                         154
     Due to affiliates                                                   270             70                         340
     Accrued expenses                                                     82             36                         118
                                                                    --------       --------                    --------
             Total liabilities                                      $  1,420       $    217     $              $  1,637
                                                                    --------       --------                    --------

NET ASSETS:
     Paid-in capital                                                $253,478       $202,389     $              $455,867
     Distribtuions in excess of net investment income                 (1,304)        (1,102)                     (2,406)
     Accumulated net realized loss on investments                    (10,573)           745                      (9,828)
     Net unrealized gain on investments                                1,702          5,522                       7,224
                                                                    --------       --------                    --------
             Total net assets                                       $243,303       $207,554     $              $450,857
                                                                    ========       ========                    ========

OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
     Class A                                                          12,614          1,697            7 (a)     14,318
                                                                    ========       ========                    ========
     Class B                                                           4,071            686            6 (a)      4,763
                                                                    ========       ========                    ========
     Class C                                                           2,849              -                       2,849
                                                                    ========       ========                    ========
     Investor Class                                                    5,257              -                       5,257
                                                                    ========       ========                    ========
     Class I                                                               -         18,725      (18,725)(a)          -
                                                                    ========       ========                    ========
     Class R                                                              84              -                          84
                                                                    ========       ========                    ========
     Class Y                                                               -              -       18,802 (a)     18,802
                                                                    ========       ========                    ========

NET ASSET VALUE PER SHARE:
     Class A                                                        $   9.79       $   9.83                    $   9.79
                                                                    ========       ========                    ========
     Class B                                                        $   9.74       $   9.83                    $   9.74
                                                                    ========       ========                    ========
     Class C                                                        $   9.77       $      -                    $   9.77
                                                                    ========       ========                    ========
     Investor Class                                                 $   9.79       $      -                    $   9.79
                                                                    ========       ========                    ========
     Class I                                                        $      -       $   9.83                    $      -
                                                                    ========       ========                    ========
     Class R                                                        $   9.89       $      -                    $   9.89
                                                                    ========       ========                    ========
     Class Y                                                        $      -       $      -                    $   9.79
                                                                    ========       ========                    ========

MAXIMUM OFFERING PRICE:
     Class A                                                        $  10.25       $            $              $  10.25
                                                                    ========       ========                    ========

(a) Class A, Class B, and Class I shares of AmSouth Government Income Fund are exchanged for Class A, Class B, and newly created Class Y shares of Pioneer America Income Trust, to be established upon consummation of the merger. Initial per share values of Class Y shares are presumed to equal Class A shares.

Pioneer America Income Trust Fund
Pro Forma Statement of Operations
For the Year Ended December 31, 2004
(unaudited) (Amounts in Thousands)

                                                                           Pioneer        AmSouth
                                                                       America Income   Government     Pro Forma    Pro Forma
                                                                            Trust       Income Fund   Adjustments   Combined
                                                                       --------------   -----------   -----------   ---------
INVESTMENT INCOME:
     Interest                                                              $9,079         $10,747                    $19,826
                                                                           ------         -------                    -------
                Total investment income                                    $9,079         $10,747                    $19,826
                                                                           ------         -------                    -------

EXPENSES:
     Management fees                                                       $1,080         $ 1,532     $  (344)(c)    $ 2,268
     Transfer agent fees and expenses                                           -              54         (54)(c)          -
         Class A                                                              404               -          53 (c)        457
         Class B                                                              167               -          27 (c)        194
         Class C                                                               88               -           -             88
         Class R                                                                1               -           -              1
         Class Y                                                                -               -          22 (c)         22
         Investor Class                                                        11               -           -             11
     Distribution fees
         Class A                                                              337              45          (1)(c)        381
         Class B                                                              461              77          (1)(c)        537
         Class C                                                              314               -           -            314
         Class R                                                                3               -           -              3
         Class I                                                                              321        (321)(c)          -
     Administrative reimbursements                                             70             549        (494)(c)        125
     Custodian fees                                                            19              66         (42)(c)         43
     Registration fees                                                         74              23                         97
     Professional fees                                                         52              49         (49)(a)         52
     Printing expense                                                          20              17                         37
     Fees and expenses of nonaffiliated trustees                                4               9          (9)(a)          4
     Miscellaneous                                                              3              29                         32
                                                                           ------         -------     --------       -------
            Total expenses                                                 $3,108         $ 2,771     $(1,213)       $ 4,666
            Less management fees waived and expenses
                reimbursed by PIM                                              (7)           (640)        640 (b)         (7)
            Less fees paid indirectly                                          (3)              -           -             (3)
                                                                           ------         -------     --------       -------
            Net expenses                                                   $3,098         $ 2,131     $  (573)       $ 4,656
                                                                           ------         -------     --------       -------
                Net investment income                                      $5,981         $ 8,616     $   573        $15,170
                                                                           ------         -------     --------       -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments                               $ (285)        $ 2,459                    $ 2,174
     Change in net unrealized gain (loss) on investments                     (509)          5,522                      5,013
                                                                           ------         -------                    -------
         Net gain (loss) on investments                                    $ (794)        $ 7,981                    $ 7,187
                                                                           ------         -------     --------       -------
         Net increase in net assets resulting from operations              $5,187         $16,597     $   573        $22,357
                                                                           ======         =======     ========       =======

(a)  Reflects reduction in expenses due to elimination of duplicate services.
(b) Expense limitation conformed to Pioneer America Income Trust's management contract.
(c) Reflects change is fee structure to conform with Pioneer America Income Trust's management, transfer agent and distribution plan agreements.

           See accompanying notes to pro forma financial statements.

Pioneer America Income Trust

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
12/31/04
(Unaudited)

1.   Description of the Trust

Pioneer America Income Trust (the Trust), is a Massachusetts statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Trust is to provide a high level of current income consistent with preservation of capital and prudent investment risk.

The Trustees have authorized the issuance of five classes of shares of the Trust. After the merger, the Trust will offer six classes of shares - Class A, Class B, Class C, Investor Class, Class R and Class Y shares. Class Y shares are being offered as part of the acquisition. Class R shares were first publicly offered on April 1, 2003. Investor Class shares were first publicly offered on December 10, 2004. The Trust is not offering additional Investor Class shares except in connection with the reinvestment of dividends on the Trust's outstanding Investor Class shares. Each class of shares represents an interest in the same portfolio of investments of the Trust and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C, and Class R shareowners, respectively. There is no distribution plan for Class Y shares and Investor Class shares.

2.   Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of AmSouth Government Income Fund by the Trust, as if such acquisition had taken place as of January 1, 2004.

Under the terms of an Agreement and Plan of Reorganization (the "Reorganization") between these two Trusts, the combination of the Trust and AmSouth Government Income Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition will be accomplished by an acquisition of the net assets of AmSouth Government Income Fund in exchange for shares of the Trust at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Trust and AmSouth Government Income Fund have been combined as of and for the most recent fiscal year ended December 31, 2004. Following the acquisition, the Trust will be the accounting survivor. All related acquisition costs will be borne by the Advisors.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Trust and AmSouth Government Income Fund included in their annual reports to shareowners dated December 31, 2004 and July 31, 2004, respectively. Adjustments have been made to expenses for Pioneer affiliate contractual rates and duplicate services that would not have been incurred if the merger took place on January 1, 2004.

3.   Security Valuation

Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of the Board of Trustees. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Securities for which there are no other readily available valuation methods are valued at their fair values as determined by, or under the direction of the Board of Trustees. As of December 31, 2004, there were no securities fair valued. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

4.   Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Trust that would have been issued at December 31, 2004, in connection with the proposed acquisition. The number of shares assumed to be issued is equal to the net asset value of shares of AmSouth Government Income Fund, as of December 31, 2004, divided by the net asset value per share of the Trust's shares as of December 31, 2004. The pro forma number of shares outstanding, by class, for the combined Trust consists of the following at December 31, 2004:

--------------------------------------------------------------------------------------

                         Shares of           Additional Shares       Total Outstanding
                         The Trust            Assumed Issued               Shares
Class of Shares       Pre-Combination        In Reorganization       Post-Combination
--------------------------------------------------------------------------------------
Class A               12,614                 1,704                   14,318
--------------------------------------------------------------------------------------
Class B               4,071                  692                     4,763
--------------------------------------------------------------------------------------
Class C               2,849                                          2,849
--------------------------------------------------------------------------------------
Class R               84                                             84
--------------------------------------------------------------------------------------
Class Y               0                      18,802                  18,802
--------------------------------------------------------------------------------------
Investor Class        5,257                                          5,257
--------------------------------------------------------------------------------------

5.   Federal Income Taxes

     Each Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The identified cost of investments for these Trusts is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Trust.

                                     PART C

                                OTHER INFORMATION
                          PIONEER AMERICA INCOME TRUST

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 25 of the most recently filed Registration Statement of Pioneer America Income Trust (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 33-20795 and 811-05516), as filed with the Securities and Exchange Commission on April 29, 2005 (Accession No. 0001016964-05-000186), which information is incorporated herein by reference.

ITEM 16.  EXHIBITS

(1)(a)         Amended and Restated Declaration of Trust                                      (1)

(1)(b)         Amendment to Amended and Restated Declaration of Trust to establish Investor   (6)
               Class Shares

(2)            By-Laws                                                                        (2)

(3)            Not applicable

(4)            Form of Agreement and Plan of Reorganization                                   (8)

(5)            Reference is made to Exhibits (1) and (2) hereof

(6)(a)         Management Contract                                                            (3)

(6)(b)         Expense Limitation Agreement for Investor Class shares                         (7)

(7)(a)         Underwriting Agreement with Pioneer Funds Distributor, Inc.                    (3)

(7)(b)         Dealer Sales Agreement                                                         (5)

(8)            Not applicable

(9)            Custodian Agreement with Brown Brothers Harriman & Co.                         (7)

(10)(a)        Multiple Class Plan Pursuant to Rule 18f-3                                     (7)

(10)(b)        Class A Shares Distribution Plan                                               (3)

(10)(c)        Class B Shares Distribution Plan                                               (3)

(10)(d)        Class C Shares Distribution Plan                                               (2)

(10)(e)        Class R Shares Distribution Plan                                               (4)

(10)(f)        Class R Shares Service Plan                                                    (4)

(11)           Opinion of Counsel (legality of securities being offered)                      (*)

(12)           Form of Opinion as to Tax Matters and Consent                                  (*)

(13)(a)        Investment Company Service Agreement                                           (7)

(13)(b)        Administration Agreement                                                       (7)

(14)           Consent(s) of Independent Registered Public Accounting Firm                    (*)

(15)           Not applicable

(16)           Powers of Attorney                                                             (7)

(17)(a)        Code of Ethics                                                                 (7)

(17)(b)        Form of Proxy Card                                                             (*)

(1) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-20795; 811-05516), as filed with the Securities and Exchange Commission on April 27, 1995 (Accession no. 0000831120-95-000006).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-20795; 811-05516), as filed with the Securities and Exchange Commission on April 22, 1996 (Accession no. 0000831120-96-000005).

(3) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-20795; 811-05516), as filed with the Securities and Exchange Commission on May 1, 2002 (Accession no. 0000831120-02-000041).

(4) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-20795; 811-05516), as filed with the Securities and Exchange Commission on February 18, 2003 (Accession no. 0000831120-03-000003).

(5) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-20795; 811-05516), as filed with the Securities and Exchange Commission on April 29, 2004 (Accession no. 0001016964-04-000116).

(6) Previously filed. Incorporated herein by reference from the exhibits filed with the Registrant's Registration Statement on Form N-14 (File No. 333-118424), as filed with the Securities and Exchange Commission on August 20, 2004 (Accession no. 0001145443-04-001266).

(7) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-20795; 811-05516), as filed with the Securities and Exchange Commission on April 29, 2005 (Accession no. 0001016964-05-000186).

(8)) Filed herewith as Exhibit A to the Proxy Statement and Prospectus included as Part A of this Registration Statement.

(*)  Filed herewith.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-1A filed with the SEC after the consummation of the reorganization contemplated by this Registration Statement on Form N-14.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 1st day of July, 2005.

                                            Pioneer America Income Trust

                                            By: /s/ Osbert M. Hood
                                               -------------------------------
                                            Osbert M. Hood
                                            Executive Vice President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                              Title                                   Date
/s/ John F. Cogan, Jr.                Chairman of the Board, Trustee,               July 1, 2005
---------------------------           and President
John F. Cogan, Jr.

/s/ Vincent Nave                      Chief Financial Officer,                      July 1, 2005
---------------------------           Principal Accounting
Vincent Nave                          Officer, and Treasurer

         *
---------------------------
Mary K. Bush                          Trustee

         *
---------------------------
David R. Bock                         Trustee

         *
---------------------------
Margaret B.W. Graham                  Trustee

/s/ Osbert M. Hood                                                                  July 1, 2005
---------------------------
Osbert M. Hood                        Trustee

         *
---------------------------
Marguerite A. Piret                   Trustee

         *
---------------------------
Steven K. West                        Trustee

         *
---------------------------
John Winthrop                         Trustee

* By: /s/ Osbert M. Hood                                                         July 1, 2005
      --------------------------------
      Osbert M. Hood, Attorney-in-Fact

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.       Description
(11)              Opinion of Counsel (legality of securities being offered)

(12)              Form of Opinion as to Tax Matters and Consent

(14)              Consents of Independent Registered Public Accounting Firm

(17)(b)           Form of Proxy Card